July 31, 2011 (as supplemented August 19, 2011)
PIMCO Funds Prospectus

Bond Funds	Inst	M	P	Admin	D
PIMCO California Intermediate Municipal Bond Fund	PCIMX	—	PCIPX	PCMMX	PCIDX
PIMCO California Short Duration Municipal Income Fund	PCDIX	—	PCDPX	—	PCDDX
PIMCO Convertible Fund	PFCIX	—	PCVPX	PFCAX	PCVDX
PIMCO Diversified Income Fund	PDIIX	—	PDVPX	PDAAX	PDVDX
PIMCO Emerging Local Bond Fund	PELBX	—	PELPX	PEBLX	PLBDX
PIMCO Emerging Markets Bond Fund	PEBIX	—	PEMPX	PEBAX	PEMDX
PIMCO Emerging Markets Corporate Bond Fund	PEMIX	—	PMIPX	—	—
PIMCO Emerging Markets Currency Fund	PLMIX	—	PLMPX	PDEVX	PLMDX
PIMCO Extended Duration Fund	PEDIX	—	PEDPX	PEDAX	—
PIMCO Floating Income Fund	PFIIX	—	PFTPX	PFTAX	PFIDX
PIMCO Foreign Bond Fund (Unhedged)	PFUIX	—	PFUPX	PFUUX	PFBDX
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	PFORX	—	PFBPX	PFRAX	PFODX
PIMCO Global Advantage Strategy Bond Fund	PSAIX	—	PGBPX	PGADX	PGSDX
PIMCO Global Bond Fund (Unhedged)	PIGLX	—	PGOPX	PADMX	PGBDX
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	PGBIX	—	PGNPX	PGDAX	—
PIMCO GNMA Fund	PDMIX	—	PPGNX	—	PGNDX
PIMCO Government Money Market Fund	—	PGFXX	PGPXX	PGMXX	PGDXX
PIMCO High Yield Fund	PHIYX	—	PHLPX	PHYAX	PHYDX
PIMCO High Yield Municipal Bond Fund	PHMIX	—	PYMPX	—	PYMDX
PIMCO High Yield Spectrum Fund	PHSIX	—	PHSPX	__	PHSDX
PIMCO Income Fund	PIMIX	—	PONPX	PIINX	PONDX
PIMCO Investment Grade Corporate Bond Fund	PIGIX	—	PBDPX	PGCAX	PBDDX
PIMCO Long Duration Total Return Fund	PLRIX	—	PLRPX	—	—
PIMCO Long-Term Credit Fund	PTCIX	—	—	—	—
PIMCO Long-Term U.S. Government Fund	PGOVX	—	PLTPX	PLGBX	—
PIMCO Low Duration Fund	PTLDX	—	PLDPX	PLDAX	PLDDX
PIMCO Low Duration Fund II	PLDTX	—	PDRPX	PDFAX	—
PIMCO Low Duration Fund III	PLDIX	—	PLUPX	PDRAX	—
PIMCO Moderate Duration Fund	PMDRX	—	PMOPX	—	—
PIMCO Money Market Fund	PMIXX	—	PMFXX	PMAXX	—
PIMCO Mortgage-Backed Securities Fund	PTRIX	—	PMRPX	PMTAX	PTMDX
PIMCO Municipal Bond Fund	PFMIX	—	PMUPX	PMNAX	PMBDX
PIMCO New York Municipal Bond Fund	PNYIX	—	PNYPX	—	PNYDX
PIMCO Real Return Fund	PRRIX	—	PRLPX	PARRX	PRRDX
PIMCO Senior Floating Rate Fund	PSRIX	__	PSRPX	PSRMX	PSRDX
PIMCO Short Duration Municipal Income Fund	PSDIX	—	PSDPX	PSDMX	PSDDX
PIMCO Short-Term Fund	PTSHX	—	PTSPX	PSFAX	PSHDX
PIMCO Total Return Fund	PTTRX	—	PTTPX	PTRAX	PTTDX
PIMCO Total Return Fund II	PMBIX	—	PMTPX	PRADX	—
PIMCO Total Return Fund III	PTSAX	—	PRAPX	PRFAX	—
PIMCO Total Return Fund IV	PTUIX	__	PTUPX	__	__
PIMCO Treasury Money Market Fund	—	PFMXX	PTPXX	PTAXX	PTDXX
PIMCO Unconstrained Bond Fund	PFIUX	—	PUCPX	—	PUBDX
PIMCO Unconstrained Tax Managed Bond Fund	PUTIX	—	PUTPX	—	ATMDX

As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summaries
PIMCO California Intermediate Municipal Bond Fund
PIMCO California Short Duration Municipal Income Fund
PIMCO Convertible Fund
PIMCO Diversified Income Fund
PIMCO Emerging Local Bond Fund
PIMCO Emerging Markets Bond Fund
PIMCO Emerging Markets Corporate Bond Fund
PIMCO Emerging Markets Currency Fund
PIMCO Extended Duration Fund
PIMCO Floating Income Fund
PIMCO Foreign Bond Fund (Unhedged)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
PIMCO Global Advantage Strategy Bond Fund
PIMCO Global Bond Fund (Unhedged)
PIMCO Global Bond Fund (U.S. Dollar-Hedged)
PIMCO GNMA Fund
PIMCO Government Money Market Fund
PIMCO High Yield Fund
PIMCO High Yield Municipal Bond Fund
PIMCO High Yield Spectrum Fund
PIMCO Income Fund
PIMCO Investment Grade Corporate Bond Fund
PIMCO Long Duration Total Return Fund
PIMCO Long-Term Credit Fund
PIMCO Long-Term U.S. Government Fund
PIMCO Low Duration Fund
PIMCO Low Duration Fund II
PIMCO Low Duration Fund III
PIMCO Moderate Duration Fund
PIMCO Money Market Fund
PIMCO Mortgage-Backed Securities Fund
PIMCO Municipal Bond Fund
PIMCO New York Municipal Bond Fund
PIMCO Real Return Fund
PIMCO Senior Floating Rate Fund
PIMCO Short Duration Municipal Income Fund
PIMCO Short-Term Fund
PIMCO Total Return Fund
PIMCO Total Return Fund II
PIMCO Total Return Fund III
PIMCO Total Return Fund IV
PIMCO Treasury Money Market Fund
PIMCO Unconstrained Bond Fund
PIMCO Unconstrained Tax Managed Bond Fund
Summary of Other Important Information Regarding Fund Shares

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Funds

Classes of Shares - Institutional Class, Class M, Class P, Administrative Class and Class D Shares

Purchases, Redemptions and Exchanges

How Fund Shares are Priced

Fund Distributions

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO California Intermediate Municipal Bond Fund

Investment Objective

The Fund seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.445%	0.545%	0.445%	0.525%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.445%	0.545%	0.695%	0.775%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$143	$249	$561
Class P	$56	$175	$305	$683
Administrative Class	$71	$222	$387	$865
Class D	$79	$248	$431	$960

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax ("California Municipal Bonds"). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund may invest without limitation in "private activity"  bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For shareholders subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds") that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from three to seven years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and the indices of two similar funds. Absent any applicable fee waivers and/or expense limitations performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Class D shares (January 31, 2000), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Administrative Class of the Fund is not operational as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond Issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. The Lipper California Intermediate Municipal Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in California, with dollar weighted maturities of five to ten years. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 3.07%. For the periods shown in the bar chart, the highest quarterly return was 7.72% in the Q3 2009, and the lowest quarterly return was -4.66% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.08%	3.09%	3.60%
Institutional Class Return After Taxes on Distributions(1)	5.03%	3.00%	3.20%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	4.60%	3.14%	3.34%
Class P Return Before Taxes	4.98%	2.99%	3.51%
Class D Return Before Taxes	4.74%	2.73%	3.22%
Barclays Capital California Intermediate Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	5.28%	4.87%	4.92%

Lipper California Intermediate Municipal Debt Funds Average (reflects no deductions for taxes)	2.57%	3.26%	3.71%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Joe Deane. Mr. Deane is an Executive Vice President of PIMCO and he has managed the Fund since July 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO California Short Duration Municipal Income Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.33%	0.43%	0.33%	0.48%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.33%	0.43%	0.58%	0.73%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$34	$106	$185	$418
Class P	$44	$138	$241	$542
Administrative Class	$59	$186	$324	$726
Class D	$75	$233	$406	$906

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax ("California Municipal Bonds"). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California-State Specific Risk.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds") that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund varies based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and under normal market conditions is not expected to exceed three years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The total return sought by the Fund consists of both income earned on the Fund's investments and capital appreciation. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") that are rated Caa or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are California Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond Issues having a maturity of at least one year and less than two years. The Lipper California Short/Intermediate Municipal Debt Funds Average is a total return performance average of funds that invest primarily in municipal debt issues that are exempt from taxation in California, with dollar-weighted average maturities of one to five years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 0.79%. For the periods shown in the bar chart, the highest quarterly return was 1.99% in the Q3 2009, and the lowest quarterly return was -0.51% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(08/31/06)
Institutional Class Return Before Taxes	1.20%	2.93%
Institutional Class Return After Taxes on Distributions(1)	1.18%	2.88%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.29%	2.84%
Class P Return Before Taxes	1.10%	2.83%
Class D Return Before Taxes	0.79%	2.52%
Barclays Capital California 1 Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	1.08%	3.32%

Lipper California Short/Intermediate Municipal Debt Funds Average (reflects no deductions for taxes)	2.00%	2.84%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Joe Deane. Mr. Deane is an Executive Vice President of PIMCO and he has managed the Fund since July 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Convertible Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.65%	0.75%	0.65%	0.80%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.66%	0.76%	0.91%	1.06%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.65%, 0.75%, 0.90% and 1.05% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$67	$211	$368	$822
Class P	$78	$243	$422	$942
Administrative Class	$93	$290	$504	$1,120
Class D	$108	$337	$585	$1,294

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. Convertible securities also include "synthetic" convertible securities. Synthetic convertible securities, which may be created by a third party or PIMCO Investment Management Company LLC ("PIMCO"), are instruments that combine (i) non-convertible fixed income securities or preferred stocks, which may be represented by derivative instruments and (ii) securities or instruments such as warrants or call options that together possess economic characteristics similar to a convertible security. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 20% of its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. In addition, the Fund may invest in common stock or in other Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts ("REITs"). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Convertible Securities Risk: the risk that the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market indices and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Administrative Class shares (August 1, 2000) and periods when Class D shares of the Fund were not operational (including February 1, 2003 through April 27, 2011),  performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by that class of shares. Class P of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The BofA Merrill Lynch All Convertibles Index is an unmanaged index market comprised of convertible bonds and preferred securities. The Lipper Convertible Securities Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in convertible bonds and/or convertible preferred stock.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 4.38%. For the periods shown in the bar chart, the highest quarterly return was 20.81% in the Q3 2009, and the lowest quarterly return was -20.37% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	17.94%	6.36%	4.59%
Institutional Class Return After Taxes on Distributions(1)	15.02%	5.21%	3.29%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	11.68%	4.83%	3.16%
Class P Return Before Taxes	17.89%	6.26%	4.49%
Administrative Class Return Before Taxes	17.60%	6.08%	4.30%
Class D Return Before Taxes	17.47%	5.93%	4.17%
BofA Merrill Lynch All Convertibles Index (reflects no deductions for fees, expenses or taxes)	16.77%	5.71%	4.97%

Lipper Convertible Securities Funds Average (reflects no deductions for taxes)	16.59%	5.12%	4.65%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jonathan L. Horne. Mr. Horne is a Senior Vice President of PIMCO and he has managed the Fund since March 2010.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Diversified Income Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.75%	0.85%	0.75%	0.90%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.75%	0.85%	1.00%	1.15%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$77	$240	$417	$930
Class P	$87	$271	$471	$1,049
Administrative Class	$102	$318	$552	$1,225
Class D	$117	$365	$633	$1,398

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from three to eight years, based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in a diversified pool of corporate fixed income securities of varying maturities. The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 10% of its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in fixed income securities and instruments that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S.-dollar-denominated securities of foreign issuers.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund measures its performance against two benchmarks. The Fund's primary benchmark is the Barclays Capital Global Credit Hedged USD Index. The Fund's secondary benchmark is an equally weighted blend of the following three indices: Barclays Capital Global Aggregate Credit Component, Hedged USD, BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index, Hedged USD and JPMorgan EMBI Global, Hedged USD. The Fund believes this self-blended index reflects the Fund's investment strategy more accurately than the Barclays Capital Global Credit Hedged USD Index.

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and two indices of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Administrative Class shares (October 29, 2004), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital Global Credit Hedged USD Index contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). One-third each- Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd: The benchmark is an equally weighted blend of the following three indices: Barclays Capital Global Aggregate-Credit Component Hedged USD, BofA Merrill Lynch Global High Yield, BB-B Rated, Constrained Index, JPMorgan EMBI Global. The Barclays Capital Global Aggregate Index Credit Component Hedged USD provides a broad-based measure of the global investment-grade fixed income markets. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody's, S&P, and Fitch). The index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody's, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. The Lipper Multi-Sector Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment grade.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 4.20%. For the periods shown in the bar chart, the highest quarterly return was 12.97% in the Q2 2009, and the lowest quarterly return was -6.46% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(07/31/03)
Institutional Class Return Before Taxes	14.26%	7.83%	8.67%
Institutional Class Return After Taxes on Distributions(1)	11.97%	5.36%	6.30%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	9.21%	5.21%	6.05%
Class P Return Before Taxes	14.15%	7.72%	8.56%
Administrative Class Return Before Taxes	13.98%	7.56%	8.40%
Class D Return Before Taxes	13.81%	7.41%	8.22%
Barclays Capital Global Credit Hedged USD Index (reflects no deductions for fees, expenses or taxes)	8.00%	5.49%	5.69%
1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd (reflects no deductions for fees, expenses or taxes)	11.04%	7.16%	7.92%

Lipper Multi-Sector Income Funds Average (reflects no deductions for taxes)	10.40%	6.19%	6.76%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Curtis Mewbourne. Mr. Mewbourne is a Managing Director of PIMCO and he has managed the Fund since October 2005.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Emerging Local Bond Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.90%	1.00%	0.90%	1.10%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.90%	1.00%	1.15%	1.35%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$92	$287	$498	$1,108
Class P	$102	$318	$552	$1,225
Administrative Class	$117	$365	$633	$1,398
Class D	$137	$428	$739	$1,624

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fund's investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in forwards or derivatives denominated in any currency, and forwards or derivatives denominated in any currency will be included under the 80% of assets policy noted in the prior sentence so long as the underlying asset of such forwards or derivatives is a Fixed Income Instrument denominated in the currency of an emerging market country. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest without limitation in Fixed Income Instruments that are economically tied to emerging market countries. Pacific Investment Management Company LLC ("PIMCO") has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO will select the Fund's country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security such as a derivative instrument, rather than investing directly in emerging market securities.

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), which as of June 30, 2011, was 4.29 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 15% of its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts ("REITs"). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/ or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of the Class P shares (May 30, 2008), Administrative Class shares (October 16, 2007), and Class D shares (July 31, 2007), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/ or service (12b-1) fees and other expenses paid by these classes of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Fund began operations on 12/29/06. Index comparisons began on 12/31/06.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 6.16%. For the periods shown in the bar chart, the highest quarterly return was 17.65% in the Q2 2009, and the lowest quarterly return was -6.70% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(12/29/06)
Institutional Class Return Before Taxes	15.53%	10.60%
Institutional Class Return After Taxes on Distributions(1)	12.54%	7.50%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	10.01%	7.20%
Class P Return Before Taxes	15.44%	10.51%
Administrative Class Return Before Taxes	15.24%	10.33%
Class D Return Before Taxes	15.01%	10.14%
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) (reflects no deductions for fees, expenses or taxes)	15.68%	12.11%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Michael Gomez. Mr. Gomez is an Executive Vice President of PIMCO and he has managed the Fund since December 2006.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Emerging Markets Bond Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.83%	0.93%	0.83%	1.00%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.83%	0.93%	1.08%	1.25%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$85	$265	$460	$1,025
Class P	$95	$296	$515	$1,143
Administrative Class	$110	$343	$595	$1,317
Class D	$127	$397	$686	$1,511

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. The average portfolio duration of this Fund varies based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and, under normal market conditions, is not expected to exceed eight years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund's country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 15% of its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts ("REITs"). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Class D shares (March 31, 2000), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 4.15%. For the periods shown in the bar chart, the highest quarterly return was 17.02% in the Q4 2002, and the lowest quarterly return was -7.38% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	13.06%	8.04%	13.47%
Institutional Class Return After Taxes on Distributions(1)	11.11%	5.36%	9.81%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	8.44%	5.31%	9.51%
Class P Return Before Taxes	12.95%	7.92%	13.35%
Administrative Class Return Before Taxes	12.78%	7.76%	13.18%
Class D Return Before Taxes	12.59%	7.60%	13.03%
JPMorgan Emerging Markets Bond Index (EMBI) Global (reflects no deductions for fees, expenses or taxes)	12.04%	8.36%	10.29%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Ramin Toloui. Mr. Toloui is an Executive Vice President of PIMCO and he has managed the Fund since January 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Emerging Markets Corporate Bond Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class
Management Fees	1.25%	1.35%	1.25%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses	1.25%	1.35%	1.50%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$127	$397	$686	$1,511
Class P	$137	$428	$739	$1,624
Administrative Class	$153	$474	$818	$1,791

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 135% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of  corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. The average portfolio duration of the Fund varies based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and, under normal market conditions, is not expected to exceed ten years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund's country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 20% of its total assets in securities rated below Ba by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts ("REITs"). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI). The index is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 2.79%. For the periods shown in the bar chart, the highest quarterly return was 6.04% in the Q3 2010, and the lowest quarterly return was 0.17% in the Q2 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(07/01/09)
Institutional Class Return Before Taxes	12.40%	16.71%
Institutional Class Return After Taxes on Distributions(1)	9.69%	13.91%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	8.08%	12.64%
Class P Return Before Taxes	12.39%	16.70%
JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) (reflects no deductions for fees, expenses or taxes)	13.50%	18.66%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Brigitte Posch. Ms. Posch is an Executive Vice President of PIMCO and she has managed the Fund since July 2009.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Emerging Markets Currency Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.85%	0.95%	0.85%	1.00%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.86%	0.96%	1.11%	1.26%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.85%, 0.95%, 1.10% and 1.25% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$88	$274	$477	$1,061
Class P	$98	$306	$531	$1,178
Administrative Class	$113	$353	$612	$1,352
Class D	$128	$400	$692	$1,523

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging market countries. The Fund's investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund may invest in the currencies and Fixed Income Instruments of emerging market countries. Pacific Investment Management Company LLC ("PIMCO") has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO will select the Fund's country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The average portfolio duration of this Fund varies based on PIMCO's forecast for interest rates and, under normal market conditions, is not expected to exceed two years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 15% of its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts ("REITs"). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Administrative Class shares (September 30, 2006), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 23 emerging markets countries with at least US$10 billion of external trade.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 5.33%. For the periods shown in the bar chart, the highest quarterly return was 15.85% in the Q2 2009, and the lowest quarterly return was -11.75% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(05/31/05)
Institutional Class Return Before Taxes	7.90%	7.28%	7.32%
Institutional Class Return After Taxes on Distributions(1)	7.16%	5.08%	5.22%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	5.12%	4.97%	5.07%
Class P Return Before Taxes	7.79%	7.17%	7.22%
Administrative Class Return Before Taxes	7.63%	7.01%	7.05%
Class D Return Before Taxes	7.47%	6.85%	6.88%
JPMorgan Emerging Local Markets Index Plus (Unhedged) (reflects no deductions for fees, expenses or taxes)	5.68%	8.14%	8.09%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Michael Gomez. Mr. Gomez is an Executive Vice President of PIMCO and he has managed the Fund since May 2005.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Extended Duration Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class
Management Fees	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.51%	0.61%	0.76%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.50%, 0.60% and 0.75% for Institutional Class, Class P and Administrative Class shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$164	$285	$640
Class P	$62	$195	$340	$762
Administrative Class	$78	$243	$422	$942

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 412% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Citigroup STRIPS Index, 20+ Year Sub-Index, which as of June 30, 2011 was 29.27 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") that are rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (September 11, 2008), performance information shown in the table for Class P shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Citigroup STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month-end. The included STRIPS are derived only from bonds in the Citigroup U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity. The Lipper Corporate Debt Funds BBB-Rated Funds Average consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 0.97%. For the periods shown in the bar chart, the highest quarterly return was 43.08% in the Q4 2008, and the lowest quarterly return was -15.18% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception (08/31/06)
Institutional Class Return Before Taxes	12.85%	7.64%
Institutional Class Return After Taxes on Distributions(1)	9.84%	3.29%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	8.34%	4.09%
Class P Return Before Taxes	12.74%	7.54%
Citigroup STRIPS Index, 20+ Year Sub-Index (reflects no deductions for fees, expenses or taxes)	10.77%	6.08%

Lipper Corporate Debt Funds BBB-Rated Funds Average (reflects no deductions for taxes)	9.21%	6.22%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Stephen Rodosky. Mr. Rodosky is a Managing Director of PIMCO and he has managed the Fund since July 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Floating Income Fund

Investment Objective

The Fund seeks maximum current yield consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.55%	0.65%	0.55%	0.70%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.55%	0.65%	0.80%	0.95%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$176	$307	$689
Class P	$66	$208	$362	$810
Administrative Class	$82	$255	$444	$990
Class D	$97	$303	$525	$1,166

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve a floating rate of income, including, but not limited to, variable and floating-rate Fixed Income Instruments, Fixed Income Instruments with durations of less than or equal to one year, and fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may also invest in other Fixed Income Instruments. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).

The Fund may invest all of its assets in high yield securities ("junk bonds") rated at least Caa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 10% of its total assets in securities rated below B by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy-backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and two indices of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Administrative Class shares (December 31, 2005), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The 3 Month USD LIBOR (London Intrabank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Barclays Capital Global Aggregate Credit component, BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index, JPMorgan EMBI Global; all USD hedged. The Barclays Capital Global Aggregate Credit component provides a broad-based measure of the global investment-grade fixed income markets. The BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody's, S&P, and Fitch). The index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody's, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. The Lipper Loan Participation Funds Average is a total performance average of funds tracked by Lipper, Inc. that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. The Fund began operations on 07/30/04. Index comparisons began on 07/31/04.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 1.36%. For the periods shown in the bar chart, the highest quarterly return was 13.55% in the Q2 2009, and the lowest quarterly return was -15.37% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(07/30/04)
Institutional Class Return Before Taxes	6.99%	3.56%	4.22%
Institution Class Return After Taxes on Distributions(1)	5.56%	1.49%	2.27%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	4.51%	1.81%	2.45%
Class P Return Before Taxes	6.89%	3.45%	4.11%
Administrative Class Return Before Taxes	6.73%	3.31%	3.97%
Class D Return Before Taxes	6.57%	3.15%	3.80%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	0.34%	3.07%	3.03%
Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd (reflects no deductions for fees, expenses or taxes)	1.99%	1.21%	2.30%

Lipper Loan Participation Funds Average (reflects no deductions for taxes)	9.35%	3.52%	3.83%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Curtis Mewbourne. Mr. Mewbourne is a Managing Director of PIMCO and he has managed the Fund since October 2005.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Foreign Bond Fund (Unhedged)

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.50%	0.60%	0.50%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%	0.90%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930
Class D	$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 427% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Pacific Investment Management Company LLC ("PIMCO") selects the Fund's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global ex-US FX NY Index Unhedged in USD, which as of June 30, 2011 was 7.09 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch") or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Administrative Class shares (February 28, 2006), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. The Lipper International Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 5.65%. For the periods shown in the bar chart, the highest quarterly return was 14.01% in the Q3 2009, and the lowest quarterly return was -10.19% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(04/30/04)
Institutional Class Return Before Taxes	12.47%	9.05%	7.42%
Institutional Class Return After Taxes on Distributions(1)	9.96%	6.40%	5.18%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	8.07%	6.14%	5.00%
Class P Return Before Taxes	12.36%	8.95%	7.32%
Administrative Class Return Before Taxes	12.19%	8.78%	7.15%
Class D Return Before Taxes	12.02%	8.60%	6.96%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD (reflects no deductions for fees, expenses or taxes)	5.76%	7.79%	6.56%

Lipper International Income Funds Average (reflects no deductions for taxes)	6.59%	6.51%	5.70%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Scott Mather. Mr. Mather is a Managing Director of PIMCO and he has managed the Fund since February 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.50%	0.60%	0.50%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%	0.90%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930
Class D	$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 236% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Pacific Investment Management Company LLC ("PIMCO") selects the Fund's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global ex-US Index Hedged in USD, which as of June 30, 2011 was 7.09 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.  The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy-backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars of major non-U.S. bond markets. The Lipper International Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 1.41%. For the periods shown in the bar chart, the highest quarterly return was 8.71% in the Q3 2009, and the lowest quarterly return was -2.73% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	9.18%	6.30%	6.40%
Institutional Class Return After Taxes on Distributions(1)	7.59%	4.17%	4.31%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	6.09%	4.13%	4.26%
Class P Return Before Taxes	9.07%	6.20%	6.30%
Administrative Class Return Before Taxes	8.91%	6.04%	6.15%
Class D Return Before Taxes	8.75%	5.85%	5.94%
JPMorgan GBI Global ex-US Index Hedged in USD (reflects no deductions for fees, expenses or taxes)	3.44%	4.35%	4.75%

Lipper International Income Funds Average (reflects no deductions for taxes)	6.59%	6.51%	6.59%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Scott Mather. Mr. Mather is a Managing Director of PIMCO and he has managed the Fund since February 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Global Advantage Strategy Bond Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.70%	0.80%	0.70%	0.85%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.70%	0.80%	0.95%	1.10%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$224	$390	$871
Class P	$82	$255	$444	$990
Administrative Class	$97	$303	$525	$1,166
Class D	$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 218% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Pacific Investment Management Company LLC ("PIMCO") selects the Fund's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, and trade and current account balances. The Fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may also invest up to 10% of its total assets in preferred stocks. In addition, the Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 15% its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"),or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Fund varies based on PIMCO's forecast for interest rates and, under normal market conditions, is not expected to exceed eight years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against two benchmarks. The Fund's primary benchmark is the Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are sub-divided into more specific indices that are calculated and reported on a regular basis. The Fund's secondary benchmark, the PIMCO Global Advantage Bond Index ("GLADI") (NY Close), is a diversified bond index intended to provide a better representation of the fixed income universe through its wide coverage of fixed income instruments and sectors—from developed to emerging markets, nominal to real assets, and cash to derivative instruments. GLADI employs a unique GDP-weighting methodology that puts emphasis on rapidly developing markets, making the index forward-looking in nature. This contrasts with traditional market capitalization-weighted indices, which emphasize past debt issuance and are therefore backward-looking. GDP-weighting also tends to lead to counter-cyclical rebalancing—as bond prices tend to be inversely related to GDP growth rates—and avoids some of the disadvantages of traditional market-cap weighted indices, such as allocating too heavily toward overpriced securities, government debt, and large debt issuers. The Fund believes that the secondary benchmark reflects the Fund's investment strategy more accurately than the Barclays Capital U.S. Aggregate Index. The Lipper Global Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 5.30%. For the periods shown in the bar chart, the highest quarterly return was 8.01% in the Q3 2010, and the lowest quarterly return was -0.66% in the Q2 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(02/05/09)
Institutional Class Return Before Taxes	7.59%	12.11%
Institutional Class Return After Taxes on Distributions(1)	5.17%	9.90%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	4.94%	9.07%
Class P Return Before Taxes	7.48%	12.00%
Class D Return Before Taxes	7.17%	11.71%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	6.54%	7.13%
PIMCO Global Advantage Bond Index (GLADI) (NY Close) (reflects no deductions for fees, expenses or taxes)	6.01%	11.94%

Lipper Global Income Funds Average (reflects no deductions for taxes)	7.68%	12.82%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Mohamed El-Erian and Ramin Toloui. Dr. El-Erian is the Chief Executive Officer, Co-Chief Investment Officer of PIMCO. Mr. Toloui is an Executive Vice President of PIMCO. Dr. El-Erian and Mr. Toloui have managed the Fund since February 2009. Dr. El-Erian has overall responsibility for managing the Fund and Mr. Toloui is responsible for portfolio construction and security selection.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Global Bond Fund (Unhedged)

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.55%	0.65%	0.55%	0.70%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.55%	0.65%	0.80%	0.95%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$176	$307	$689
Class P	$66	$208	$362	$810
Administrative Class	$82	$255	$444	$990
Class D	$97	$303	$525	$1,166

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 310% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies or the U.S. dollar.

Pacific Investment Management Company LLC ("PIMCO") selects the Fund's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global FX New York Unhedged in USD, which as of June 30, 2011 was 6.52 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P (November 19, 2010) and Class D (July 31, 2008) shares performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Class P of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. The Lipper Global Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 4.75%. For the periods shown in the bar chart, the highest quarterly return was 11.56% in the Q3 2009, and the lowest quarterly return was -8.87% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	11.24%	7.96%	8.31%
Institutional Class Return After Taxes on Distributions(1)	8.41%	5.31%	5.85%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	7.35%	5.22%	5.72%
Class P Return Before Taxes	11.12%	7.85%	8.20%
Administrative Class Return Before Taxes	10.96%	7.70%	8.05%
Class D Return Before Taxes	10.80%	7.54%	7.88%
JPMorgan GBI Global FX NY Index Unhedged in USD (reflects no deductions for fees, expenses or taxes)	5.73%	7.20%	7.06%

Lipper Global Income Funds Average (reflects no deductions for taxes)	7.68%	5.81%	6.48%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Scott Mather. Mr. Mather is a Managing Director of PIMCO and he has managed the Fund since February 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class
Management Fees	0.55%	0.65%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses	0.55%	0.65%	0.80%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$176	$307	$689
Class P	$66	$208	$362	$810
Administrative Class	$82	$255	$444	$990

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 232% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Pacific Investment Management Company LLC ("PIMCO") selects the Fund's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global Hedged in USD, which as of June 30, 2011 was 6.52 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception of Class P shares (April 30, 2008) and Administrative Class shares (September 30, 2003), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The JPMorgan GBI Global Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. The Lipper Global Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 2.42%. For the periods shown in the bar chart, the highest quarterly return was 7.52% in the Q3 2009, and the lowest quarterly return was -3.23% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	8.53%	5.72%	6.36%
Institutional Class Return After Taxes on Distributions(1)	7.10%	3.80%	4.34%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	5.80%	3.78%	4.28%
Class P Return Before Taxes	8.42%	5.62%	6.25%
Administrative Class Return Before Taxes	8.27%	5.49%	6.08%
JPMorgan GBI Global Index Hedged in USD (reflects no deductions for fees, expenses or taxes)	4.24%	4.65%	4.96%

Lipper Global Income Funds Average (reflects no deductions for taxes)	7.68%	5.81%	6.48%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Scott Mather. Mr. Mather is a Managing Director of PIMCO and he has managed the Fund since February 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO GNMA Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.50%	0.60%	0.50%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.51%	0.61%	0.76%	0.91%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.50%, 0.60%, 0.75% and 0.90% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$164	$285	$640
Class P	$62	$195	$340	$762
Administrative Class	$78	$243	$422	$942
Class D	$93	$290	$504	$1,120

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,990% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association ("GNMA"), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies from one to seven years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securitites issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), subject to a minimum rating of Baa by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

GNMA, a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Class D shares (May 31, 2001) performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the GNMA. The Lipper GNMA Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 3.68%. For the periods shown in the bar chart, the highest quarterly return was 4.65% in the Q3 2001, and the lowest quarterly return was -0.61% in the Q2 2004.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	7.96%	7.09%	6.70%
Institutional Class Return After Taxes on Distributions(1)	5.27%	4.87%	4.72%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	5.25%	4.77%	4.59%
Class P Return Before Taxes	7.86%	6.98%	6.59%
Class D Return Before Taxes	7.53%	6.66%	6.26%
Barclays Capital GNMA Index (reflects no deductions for fees, expenses or taxes)	6.67%	6.29%	5.86%

Lipper GNMA Funds Average (reflects no deductions for taxes)	6.16%	5.86%	5.26%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by W. Scott Simon. Mr. Simon is a Managing Director of PIMCO and he has managed the Fund since October 2001.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Government Money Market Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class M	Class P	Administrative Class	Class D
Management Fees	0.18%	0.28%	0.18%	0.18%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses(1)	0.18%	0.28%	0.43%	0.43%
(1)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses. See "Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements" for additional information. Such waivers, if any, are not reflected in this table.

Example. The Example is intended to help you compare the cost of investing in Class M, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Class M	$18	$58	$101	$230
Class P	$29	$90	$157	$356
Administrative Class	$44	$138	$241	$542
Class D	$44	$138	$241	$542

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

 The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class M shares. The Administrative Class and Class D of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the Citigroup 3-Month Treasury Bill Index. The index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-Month Treasury Bill issues. The Lipper Institutional U.S. Government Money Markets Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities with dollar-weighted average maturities of less than 90 days. These funds are commonly limited to 401(k) and pension participants and often require high minimum investments and have lower total expense ratios relative to other money market funds. They intend to keep constant net asset value.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class M*

*The year-to-date return as of June 30, 2011 is 0.01%. For the periods shown in the bar chart, the highest quarterly return was 0.02% in the Q3 2010, and the lowest quarterly return was 0.01% in the Q1 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception (01/27/09)
Class M Return Before Taxes	0.06%	0.15%
Class M Return After Taxes on Distributions(1)	0.04%	0.10%
Class M Return After Taxes on Distributions and Sales of Fund Shares(1)	0.04%	0.10%
Class P Return Before Taxes	0.04%	0.11%
Citigroup 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.13%	0.14%

Lipper Institutional U.S. Government Money Markets Funds Average (reflects no deductions for taxes)	0.02%	0.07%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class M shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is an Executive Vice President of PIMCO and he has managed the Fund since January 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO High Yield Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.55%	0.65%	0.55%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.55%	0.65%	0.80%	0.90%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$176	$307	$689
Class P	$66	$208	$362	$810
Administrative Class	$82	$255	$444	$990
Class D	$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds"), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund's assets may be invested in investment grade Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within one year (plus or minus) of the duration of the BofA Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of June 30, 2011 was 4.65 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by the Class P shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The Lipper High Current Yield Funds Average is a total return performance average of funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 4.29%. For the periods shown in the bar chart, the highest quarterly return was 17.11% in the Q2 2009, and the lowest quarterly return was -13.07% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	14.24%	7.35%	7.71%
Institutional Class Return After Taxes on Distributions(1)	11.21%	4.44%	4.75%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	9.17%	4.51%	4.77%
Class P Return Before Taxes	14.13%	7.23%	7.60%
Administrative Class Return Before Taxes	13.96%	7.09%	7.45%
Class D Return Before Taxes	13.84%	6.95%	7.30%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index (reflects no deductions for fees, expenses or taxes)	14.26%	7.61%	7.95%

Lipper High Current Yield Funds Average (reflects no deductions for taxes)	14.28%	6.62%	7.03%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Andrew Jessop. Mr. Jessop is an Executive Vice President of PIMCO and he has managed the Fund since January 2010.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO High Yield Municipal Bond Fund

Investment Objective

The Fund seeks high current income exempt from federal income tax. Total return is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.55%	0.65%	0.55%	0.60%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.55%	0.65%	0.80%	0.85%
Fee Waiver(1)	(0.01%)	(0.01%)	(0.01%)	(0.06%)
Total Annual Fund Operating Expenses After Fee Waiver	0.54%	0.64%	0.79%	0.79%
(1)

PIMCO has contractually agreed, through July 31, 2012 to waive a portion of its advisory fee equal to 0.01% of the average daily net assets. Additionally, PIMCO has contractually agreed, through July 31, 2012, to waive a portion of its supervisory and administrative fee equal to 0.05% of average daily net assets attributable in the aggregate to the Fund's Class D shares. The contractual fee waivers renew annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$55	$173	$302	$677
Class P	$65	$205	$357	$798
Administrative Class	$81	$252	$439	$978
Class D	$81	$252	$439	$978

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund intends to invest a portion of its assets in high yield Municipal Bonds and "private activity" bonds that are rated (at the time of purchase) below investment grade by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality (commonly known as "junk bonds"). The Fund may also invest, without limitation, in higher rated Municipal Bonds. The Fund may invest up to 30% of its assets in "private activity" bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For shareholders subject to the AMT, distributions derived from "private activity" bonds must be included in their AMT calculations, and as such a portion of the Fund's distribution may be subject to federal income tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds.

The average portfolio duration of this Fund normally varies from four to eleven years, based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on Municipal Bonds with the potential to offer high current income, typically looking for Municipal Bonds that can provide consistently attractive current yields or that are trading at competitive market prices. The "total return" sought by the Fund consists of both income earned on its investments and capital appreciation, if any, generally arising from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

 The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's primary benchmark is a blend of 60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index. The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody's Investors Service with a remaining maturity of at least one year. The Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. The Lipper High Yield Municipal Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that typically invests 50% or more of their assets in municipal debt issues rated BBB or less.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 4.72%. For the periods shown in the bar chart, the highest quarterly return was 13.16% in the Q3 2009, and the lowest quarterly return was -21.05% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(07/31/06)
Institutional Class Return Before Taxes	4.88%	0.24%
Institutional Class Return After Taxes on Distributions(1)	4.78%	0.12%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	5.02%	0.89%
Class P Return Before Taxes	4.77%	0.14%
Class D Return Before Taxes	4.62%	-0.05%
60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	5.60%	2.67%

Lipper High Yield Municipal Debt Funds Average (reflects no deductions for taxes)	3.83%	0.55%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Joe Deane. Mr. Deane is an Executive Vice President of PIMCO and he has managed the Fund since July 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO High Yield Spectrum Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.60%	0.70%	0.60%	0.70%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.60%	0.70%	0.85%	0.95%
Fee Waiver(1)	(0.05%)	(0.05%)	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver	0.55%	0.65%	0.80%	0.90%
(1)	PIMCO has contractually agreed, through September 30, 2012, to waive a portion of its advisory fee equal to 0.05% of average daily net assets.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$187	$330	$745
Class P	$66	$219	$385	$866
Administrative Class	$82	$266	$466	$1,044
Class D	$92	$298	$521	$1,162

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds"), which may be represented by convertibles, warrants, forwards or derivatives such as swap agreements, rated below investment grade by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of the Fund normally varies within one year (plus or minus) of the duration of The Bank of America/Merrill Lynch Global High Yield, Constrained Index (the "Benchmark"), which as of June 30, 2011 was 4.65 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities of foreign issuers or securities denominated in foreign currencies. The Fund may invest without limit in securities and instruments of corporate issuers economically tied to emerging market countries and may invest up to 10% of its total assets in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities, that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to within 10% (plus or minus) of the Benchmark's foreign currency exposure, which as of June 30, 2011 was 0%.

The Fund may invest, without limitation, in derivative instruments, such as credit default swap agreements and total return swap agreements. The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 15% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

The BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index contains all securities in The BofA Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Andrew Jessop. Mr. Jessop is an Executive Vice President of PIMCO and he has managed the Fund since September 2010.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Income Fund

Investment Objective

The Fund's primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.45%	0.55%	0.45%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses(2)	0.56%	0.66%	0.81%	0.86%
Fee Waiver(3)	(0.05%)	(0.05%)	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver(4)	0.51%	0.61%	0.76%	0.81%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.45%, 0.55%, 0.70% and 0.75% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.
(3)	PIMCO has contractually agreed, through July 31, 2012, to waive a portion of its advisory fee equal to 0.05% of average daily net assets.
(4)

Total Annual Fund Operating Expenses After Fee Waiver excluding interest expense is 0.40%, 0.50%, 0.65% and 0.70% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$174	$308	$697
Class P	$62	$206	$363	$818
Administrative Class	$78	$254	$445	$997
Class D	$83	$269	$472	$1,056

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 181% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund will generally allocate its assets among several investment sectors, which may include, without limitation: (i) high yield securities ("junk bonds") and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; (ii) fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; (iii) mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. However, the Fund is not required to gain exposure to any one investment sector, and the Fund's exposure to any one investment sector will vary over time. The average portfolio duration of this Fund normally varies from two to eight years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.  The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest up to 50% of its total assets in high yield securities rated below investment grade but rated at least Caa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch") or if unrated, determined by PIMCO to be of comparable quality (except such limitation shall not apply to the Fund's investments in mortgage-and asset-backed securities). In addition, the Fund may invest, without limitation, in securities denominated in foreign currencies. The Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower.  The bar chart shows the performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Lipper Multi-Sector Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment grade.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 5.54%. For the periods shown in the bar chart, the highest quarterly return was 9.61% in the Q3 2009, and the lowest quarterly return was -2.44% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(03/30/07)
Institutional Class Return Before Taxes	20.46%	9.96%
Institutional Class Return After Taxes on Distributions(1)	17.54%	7.37%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	13.22%	6.94%
Class P Return Before Taxes	20.35%	9.85%
Administrative Class Return Before Taxes	20.18%	9.68%
Class D Return Before Taxes	20.12%	9.62%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	6.54%	6.16%

Lipper Multi-Sector Income Funds Average (reflects no deductions for taxes)	10.40%	6.07%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Daniel J. Ivascyn. Mr. Ivascyn is a Managing Director of PIMCO and he has managed the Fund since March 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Investment Grade Corporate Bond Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.50%	0.60%	0.50%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%	0.90%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930
Class D	$92	$287	$498	$1,108

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 325% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Credit Index, which as of June 30, 2011 was 6.43 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.  The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. Investment grade debt securities are rated Baa or higher by Moody's, or equivalenty rated by S&P or Fitch, or, if unrated determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), Administrative Class shares (September 30, 2002) and Class D shares (July 30, 2004), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The Lipper Intermediate Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. The Fund began operations on 4/28/00. Index comparisons began on 4/30/00.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 4.29%. For the periods shown in the bar chart, the highest quarterly return was 9.18% in the Q2 2009, and the lowest quarterly return was -5.26% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	11.72%	8.58%	8.21%
Institutional Class Return After Taxes on Distributions(1)	6.76%	5.77%	5.32%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	8.29%	5.76%	5.33%
Class P Return Before Taxes	11.61%	8.46%	8.10%
Administrative Class Return Before Taxes	11.44%	8.30%	7.94%
Class D Return Before Taxes	11.28%	8.15%	7.77%
Barclays Capital U.S. Credit Index (reflects no deductions for fees, expenses or taxes)	8.47%	5.98%	6.54%

Lipper Intermediate Investment Grade Debt Funds Average (reflects no deductions for taxes)	7.77%	5.23%	5.36%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Mark Kiesel. Mr. Kiesel is a Managing Director of PIMCO and he has managed the Fund since November 2002.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Long Duration Total Return Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class
Management Fees	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.51%	0.61%	0.76%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.50%, 0.60% and 0.75% for Institutional Class, Class P and Administrative Class shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$164	$285	$640
Class P	$62	$195	$340	$762
Administrative Class	$78	$243	$422	$942

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 240% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Long Term Government/Credit Index, which as of June 30, 2011 was 13.22 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") that are rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (September 11, 2008), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The Lipper Corporate Debt Funds BBB-Rated Funds Average consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 3.92%. For the periods shown in the bar chart, the highest quarterly return was 16.10% in the Q4 2008, and the lowest quarterly return was -5.92% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(08/31/06)
Institutional Class Return Before Taxes	11.64%	9.23%
Institutional Class Return After Taxes on Distributions(1)	8.54%	6.75%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	7.82%	6.49%
Class P Return Before Taxes	11.53%	9.13%
Barclays Capital Long-Term Government/Credit Index (reflects no deductions for fees, expenses or taxes)	10.16%	6.87%

Lipper Corporate Debt Funds BBB-Rated Funds Average (reflects no deductions for taxes)	9.21%	6.22%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Stephen Rodosky. Mr. Rodosky is a Managing Director of PIMCO and he has managed the Fund since July 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Long-Term Credit Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class
Management Fees	0.55%	0.65%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.56%	0.66%	0.81%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.55%, 0.65% and 0.80% for Institutional Class, Class P and Administrative Class shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$57	$179	$313	$701
Class P	$67	$211	$368	$822
Administrative Class	$83	$259	$450	$1,003

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 341% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Fund's benchmark, the Barclays Capital U.S. Long Credit Index, which as of June 30, 2011, was 12.47 years. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.  The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds") that are rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. Consistent with other investment limitations, the Fund may invest, without limitation, in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Administrative Class and Class P of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the Barclays Capital U.S. Long Credit Index. The index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in an unmanaged index. The Lipper General Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that do not have any quality or maturity restrictions. These funds intend to keep the bulk of their assets in corporate and government debt issues.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 6.07%. For the periods shown in the bar chart, the highest quarterly return was 8.09% in the Q3 2010, and the lowest quarterly return was 2.78% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(03/31/09)
Institutional Class Return Before Taxes	13.13%	19.92%
Institutional Class Return After Taxes on Distributions(1)	8.54%	15.84%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	8.65%	14.71%
Barclays Capital U.S. Long Credit Index (reflects no deductions for fees, expenses or taxes)	10.69%	20.63%

Lipper General Bond Funds Average (reflects no deductions for taxes)	7.65%	11.46%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Mark Kiesel. Mr. Kiesel is a Managing Director of PIMCO and he has managed the Fund since March 2009.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Long-Term U.S. Government Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class
Management Fees	0.475%	0.575%	0.475%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.485%	0.585%	0.735%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.475%, 0.575% and 0.725% for Institutional Class, Class P and Administrative Class shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$50	$156	$271	$610
Class P	$60	$187	$327	$732
Administrative Class	$75	$235	$409	$912

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 363% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. While Pacific Investment Management Company LLC ("PIMCO") may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund's investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch") or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody's or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality and may only invest up to 25% of its total assets in securities rated Aa by Moody's, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations if any, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. The Lipper General U.S. Government Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. government and agency issues.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 3.11%. For the periods shown in the bar chart, the highest quarterly return was 13.59% in the Q4 2008, and the lowest quarterly return was -7.74% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	12.09%	6.61%	7.26%
Institutional Class Return After Taxes on Distributions(1)	7.64%	4.09%	4.82%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	8.14%	4.22%	4.84%
Class P Return Before Taxes	11.98%	6.51%	7.16%
Administrative Class Return Before Taxes	11.81%	6.35%	7.00%
Barclays Capital Long-Term Treasury Index (reflects no deductions for fees, expenses or taxes)	9.38%	5.73%	6.57%

Lipper General U.S. Government Funds Average (reflects no deductions for taxes)	5.86%	4.75%	4.65%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Stephen Rodosky. Mr. Rodosky is a Managing Director of PIMCO and he has managed the Fund since July 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Low Duration Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.46%	0.56%	0.46%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.46%	0.56%	0.71%	0.75%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$47	$148	$258	$579
Class P	$57	$179	$313	$701
Administrative Class	$73	$227	$395	$883
Class D	$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 461% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of "Fixed Income Instruments" of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by the Class P shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. Prior to September 25, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indicies. The Lipper Short Investment Grade Debt Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 2.21%. For the periods shown in the bar chart, the highest quarterly return was 7.11% in the Q2 2009, and the lowest quarterly return was -3.79% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	4.96%	5.63%	5.05%
Institutional Class Return After Taxes on Distributions(1)	3.62%	3.96%	3.42%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.29%	3.84%	3.35%
Class P Return Before Taxes	4.86%	5.53%	4.95%
Administrative Class Return Before Taxes	4.70%	5.37%	4.79%
Class D Return Before Taxes	4.66%	5.31%	4.73%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	2.35%	4.17%	3.92%

Lipper Short Investment Grade Debt Funds Average (reflects no deductions for taxes)	3.96%	3.76%	3.72%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since May 1987.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Low Duration Fund II

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class
Management Fees	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 718% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or,  if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (December 31, 2009), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. Prior to September 25, 2009, the BofA Merrill Lynch Indicies were known as the Merrill Lynch Indicies. The Lipper Short Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 1.10%. For the periods shown in the bar chart, the highest quarterly return was 4.88% in the Q2 2009, and the lowest quarterly return was -3.68% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	3.56%	4.85%	4.46%
Institutional Class Return After Taxes on Distributions(1)	2.41%	3.40%	2.91%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	2.42%	3.30%	2.89%
Class P Return Before Taxes	3.46%	4.74%	4.35%
Administrative Class Return Before Taxes	3.31%	4.59%	4.20%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	2.35%	4.17%	3.92%

Lipper Short Investment Grade Debt Funds Average (reflects no deductions for taxes)	3.96%	3.76%	3.72%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since October 1991.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Low Duration Fund III

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class
Management Fees	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 460% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a "Sudan-Related Issuer"). In analyzing whether an issuer is a Sudan- Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and  may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Administrative Class shares (March 19, 1999), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Class P of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. Prior to September 25, 2009, the BofA Merrill Lynch Indicies were known as the Merrill Lynch Indicies. The Lipper Short Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 2.13%. For the periods shown in the bar chart, the highest quarterly return was 6.92% in the Q2 2009, and the lowest quarterly return was -4.38% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.38%	5.13%	4.79%
Institutional Class Return After Taxes on Distributions(1)	4.49%	3.36%	3.11%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.61%	3.34%	3.10%
Class P Return Before Taxes	5.27%	5.03%	4.69%
Administrative Class Return Before Taxes	5.12%	4.87%	4.53%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	2.35%	4.17%	3.92%

Lipper Short Investment Grade Debt Funds Average (reflects no deductions for taxes)	3.96%	3.76%	3.72%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since December 1996.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Moderate Duration Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class
Management Fees	0.46%	0.56%	0.46%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses	0.46%	0.56%	0.71%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$47	$148	$258	$579
Class P	$57	$179	$313	$701
Administrative Class	$73	$227	$395	$883

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 325% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Intermediate Government/Credit Index, which as of June 30, 2011 was 3.94 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (December 31, 2009), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years. The Lipper Short Intermediate Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 2.87%. For the periods shown in the bar chart, the highest quarterly return was 6.70% in the Q4 2008, and the lowest quarterly return was -4.01% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	8.43%	7.32%	6.67%
Institutional Class Return After Taxes on Distributions(1)	6.11%	5.18%	4.59%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	5.65%	5.02%	4.49%
Class P Return Before Taxes	8.30%	7.20%	6.55%
Barclays Capital Intermediate Government/Credit Index (reflects no deductions for fees, expenses or taxes)	5.89%	5.53%	5.51%

Lipper Short Intermediate Investment Grade Debt Funds Average (reflects no deductions for taxes)	5.76%	4.64%	4.56%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since January 1998.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Money Market Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class
Management Fees	0.32%	0.42%	0.32%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses(1)	0.32%	0.42%	0.57%
(1)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses. See "Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements" for additional information. Such waivers, if any, are not reflected in this table.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$33	$103	$180	$406
Class P	$43	$135	$235	$530
Administrative Class	$58	$183	$318	$714

Principal Investment Strategies

The Fund seeks to achieve its investment objective by complying with the quality, maturity and diversification of securities requirements applicable to money market funds. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so. The Fund may invest in the following U.S. dollar-denominated instruments: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in or obligations issued by U.S. banks.

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and two indices of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Class P of the Fund has not commenced operations as of the date of this prospectus. To obtain the Fund's current yield, call 1-800-927-4648. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. The Lipper Institutional Money Market Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted maturities of less than 90 days. The Lipper Money Market Funds Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper Analytical Inc.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 0.04%. For the periods shown in the bar chart, the highest quarterly return was 1.40% in the Q1 2001, and the lowest quarterly return was 0.01% in the Q1 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.05%	2.45%	2.25%
Institutional Class Return After Taxes on Distributions(1)	0.03%	1.59%	1.44%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.03%	1.59%	1.44%
Administrative Class Return Before Taxes	0.05%	2.29%	2.04%
Citigroup 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.13%	2.30%	2.26%
Lipper Money Market Fund Index (reflects no deductions for fees, expenses or taxes)	0.03%	2.37%	2.10%

Lipper Institutional Money Market Funds Average (reflects no deductions for taxes)	0.07%	2.51%	2.29%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is an Executive Vice President of PIMCO and he has managed the Fund since January 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Mortgage-Backed Securities Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.50%	0.60%	0.50%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%	0.90%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930
Class D	$92	$287	$498	$1,108

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 966% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The average portfolio duration of this Fund normally varies from one to seven years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securitites issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Administrative Class shares (December 13, 2001), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. The Lipper U.S. Mortgage Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 2.58%. For the periods shown in the bar chart, the highest quarterly return was 5.31% in the Q3 2009, and the lowest quarterly return was -1.48% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	9.38%	7.14%	6.65%
Institutional Class Return After Taxes on Distributions(1)	6.80%	4.68%	4.39%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	6.07%	4.66%	4.34%
Class P Return Before Taxes	9.27%	7.03%	6.54%
Administrative Class Return Before Taxes	9.11%	6.87%	6.39%
Class D Return Before Taxes	8.95%	6.71%	6.23%
Barclays Capital U.S. MBS Fixed Rate Index (reflects no deductions for fees, expenses or taxes)	5.50%	6.38%	5.91%

Lipper U.S. Mortgage Funds Average (reflects no deductions for taxes)	6.64%	4.98%	4.78%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by W. Scott Simon. Mr. Simon is a Managing Director of PIMCO and he has managed the Fund since April 2000.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Municipal Bond Fund

Investment Objective

The Fund seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.44%	0.54%	0.44%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.44%	0.54%	0.69%	0.75%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$45	$141	$246	$555
Class P	$55	$173	$302	$677
Administrative Class	$70	$221	$384	$859
Class D	$77	$240	$417	$930

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or "private activity" bonds. For shareholders subject to the federal alternative minimum tax ("AMT"), distributions derived from "private activity" bonds must be included in their AMT calculations, and as such a portion of the Fund's distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in Municipal Bonds or "private activity" bonds which are high yield securities ("junk bonds") rated at least Ba by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally varies from three to ten years, based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.  The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. The
Lipper General Municipal Debt Funds Index consists of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. It does not take into account
sales charges.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 4.16%. For the periods shown in the bar chart, the highest quarterly return was 10.62% in the Q3 2009, and the lowest quarterly return was -12.47% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	3.55%	1.31%	3.44%
Institutional Class Return After Taxes on Distributions(1)	3.42%	1.17%	3.12%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.70%	1.62%	3.30%
Class P Return Before Taxes	3.45%	1.18%	3.30%
Administrative Class Return Before Taxes	3.30%	1.06%	3.18%
Class D Return Before Taxes	3.24%	0.98%	3.09%
Barclays Capital Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	2.38%	4.09%	4.83%
Lipper General Municipal Debt Funds Index (reflects no deductions for fees, expenses or taxes)	1.65%	3.05%	4.11%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Joe Deane. Mr. Deane is an Executive Vice President of PIMCO and he has managed the Fund since July 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO New York Municipal Bond Fund

Investment Objective

The Fund seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.445%	0.545%	0.445%	0.525%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.445%	0.545%	0.695%	0.775%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$143	$249	$561
Class P	$56	$175	$305	$683
Administrative Class	$71	$222	$387	$865
Class D	$79	$248	$431	$960

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax ("New York Municipal Bonds"). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. By concentrating its investments in New York, the Fund will be subject to New York State-Specific Risk.

The Fund may invest without limitation in "private activity" bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For shareholders subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds") that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from three to twelve years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows the performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class D shares (January 31, 2000) and Class P shares (November 19, 2010), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital New York Insured Municipal Bond Index is an unmanaged index comprised of a broad selection of insured general obligation and revenue bonds of New York issuers with remaining maturities ranging from one year to 30 years. The Lipper New York Municipal Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 3.24%. For the periods shown in the bar chart, the highest quarterly return was 7.77% in the Q3 2009, and the lowest quarterly return was -3.76% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	3.37%	3.75%	4.86%
Institutional Class Return After Taxes on Distributions(1)	3.32%	3.60%	4.59%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.45%	3.63%	4.56%
Class P Return Before Taxes	3.27%	3.65%	4.77%
Class D Return Before Taxes	3.04%	3.40%	4.48%
Barclays Capital New York Insured Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	2.30%	4.08%	4.94%

Lipper New York Municipal Debt Fund Average (reflects no deductions for taxes)	1.67%	2.87%	3.86%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Joe Deane. Mr. Deane is an Executive Vice President of PIMCO and he has managed the Fund since July 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Real Return Fund

Investment Objective

The Fund seeks maximum real return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.45%	0.55%	0.45%	0.60%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.46%	0.56%	0.71%	0.86%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.45%, 0.55%, 0.70% and 0.85% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$47	$148	$258	$579
Class P	$57	$179	$313	$701
Administrative Class	$73	$227	$395	$883
Class D	$88	$274	$477	$1,061

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 174% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the effective duration of the Barclays Capital U.S. TIPS Index which as of June 30, 2011, as converted, was 5.92 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality.

The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by the Class P shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to 10/97 represents returns of the Barclays Capital Inflation Notes Index. The Lipper Treasury Inflation-Protected Securities Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The index returns allow for a comparison of the Fund's performance to an index of funds with similar investment objectives as the Fund.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance, and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 5.24%. For the periods shown in the bar chart, the highest quarterly return was 7.70% in the Q3 2002, and the lowest quarterly return was -5.76% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	7.81%	6.08%	7.59%
Institutional Class Return After Taxes on Distributions(1)	6.92%	4.10%	5.38%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	5.07%	4.00%	5.23%
Class P Return Before Taxes	7.70%	5.97%	7.49%
Administrative Class Return Before Taxes	7.54%	5.81%	7.32%
Class D Return Before Taxes	7.38%	5.62%	7.12%
Barclays Capital U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)	6.31%	5.33%	7.02%

Lipper Treasury Inflation-Protected Securities Funds Average (reflects no deductions for taxes)	5.86%	4.32%	6.29%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Mihir Worah. Mr. Worah is a Managing Director of PIMCO and he has managed the Fund since December 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Senior Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fees(1)	1.00%
(1)	Shares that are held 30 or fewer calendar days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.	(1)	(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.80%	0.90%	0.80%	0.85%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.82%	0.92%	1.07%	1.12%
Expense Reimbursement(2)	(0.02%)	(0.02%)	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.80%	0.90%	1.05%	1.10%
(1)	"Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.
(2)

Pacific Investment Management Company LLC ("PIMCO") has contractually agreed, through July 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Institutional Class, Class P, Administrative Class and Class D shares, respectively (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees' fees plus such recoupment, do not exceed the Expense Limit.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years
Institutional Class	$82	$255
Class P	$92	$287
Administrative Class	$107	$334
Class D	$112	$350

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. "Fixed Income Instruments" include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities.

A senior secured debt security holds a senior position in the issuer's capital structure and is typically secured by collateral such that, under normal circumstances, holders (such as the Fund) enjoy a priority claim to some or all of the issuer's assets in the event of default as compared to other creditors of the issuer. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund may also invest in fixed-rate Fixed Income Instruments, including those with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments.

The Fund may invest in both investment grade securities and high yield securities ("junk bonds") and may primarily invest its assets in below investment grade securities subject to a maximum of 5% of its total assets in securities rated below Caa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments of issuers economically tied to emerging market countries. The Fund may also invest up to 20% of its total assets in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.

The Fund may invest in derivative instruments, such as credit default swap and total return swap agreements, interest rate swaps, futures and options, subject to applicable law and any other restrictions described in the prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including currency forwards, and may engage in short sales.

The average portfolio duration of the Fund will normally vary within one year (plus or minus) of the duration of the Credit Suisse Institutional Leveraged Loan Index, which was, as calculated by PIMCO, less than 6 months as of the date of the prospectus. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Senior Debt Risk: the risk that investing in senior debt exposes the Fund to heightened credit risk and liquidity risk. If the issuer prepays, the Fund will have to reinvest the proceeds in other senior debt or instruments that may pay lower interest rates

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

The Fund's benchmark index is the Credit Suisse Institutional Leverage Loan Index. The Credit Suisse Institutional Leveraged Loan Index is a sub-index of the Credit Suisse Leveraged Loan Index and is designed to more closely reflect the investment criteria of institutional investors by sampling a lower volatility component of the market. The Index is formed by excluding the following facilities from the Credit Suisse Leveraged Loan Index: facility types TL and TLa, facilities priced 90 or lower at the beginning of the month and facilities rated CC, C or Default. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. It is not possible to invest directly in an unmanaged index.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Elizabeth O. MacLean. Ms. MacLean is an Executive Vice President of PIMCO and she has managed the Fund since April 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Short Duration Municipal Income Fund

Investment Objective

The Fund seeks high current income exempt from federal income tax, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.33%	0.43%	0.33%	0.48%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.33%	0.43%	0.58%	0.73%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$34	$106	$185	$418
Class P	$44	$138	$241	$542
Administrative Class	$59	$186	$324	$726
Class D	$75	$233	$406	$906

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and under normal market conditions is not expected to exceed three years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), Administrative Class shares (October 22, 2002) and Class D shares (January 31, 2000), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. The Lipper Short Municipal Debt Funds Average is a total performance average of funds tracked by Lipper, Inc. that invest in municipal debt issues with dollar-weighted maturities of less than three years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 0.78%. For the periods shown in the bar chart, the highest quarterly return was 2.68% in the Q1 2009, and the lowest quarterly return was -10.91% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	1.90%	0.12%	1.37%
Institutional Class Return After Taxes on Distributions(1)	1.85%	0.01%	1.03%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.73%	0.45%	1.29%
Class P Return Before Taxes	1.80%	0.00%	1.25%
Administrative Class Return Before Taxes	1.65%	-0.12%	1.13%
Class D Return Before Taxes	1.49%	-0.27%	0.98%
Barclays Capital 1 Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	1.17%	3.35%	3.06%

Lipper Short Municipal Debt Funds Average (reflects no deductions for taxes)	1.22%	2.55%	2.73%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Joe Deane. Mr. Deane is an Executive Vice President of PIMCO and he has managed the Fund since July 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Short-Term Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.45%	0.55%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.45%	0.55%	0.70%	0.70%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$144	$252	$567
Class P	$56	$176	$307	$689
Administrative Class	$72	$224	$390	$871
Class D	$72	$224	$390	$871

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 182% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by the Class P shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The Lipper Ultra-Short Obligation Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. The index returns allow for a comparison of the Fund's performance to an index of funds with similar investment objectives as the Fund.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 1.01%. For the periods shown in the bar chart, the highest quarterly return was 3.61% in the Q2 2009, and the lowest quarterly return was -1.95% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	1.93%	3.77%	3.43%
Institutional Class Return After Taxes on Distributions(1)	1.45%	2.40%	2.18%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.31%	2.44%	2.20%
Class P Return Before Taxes	1.83%	3.66%	3.33%
Administrative Class Return Before Taxes	1.68%	3.51%	3.18%
Class D Return Before Taxes	1.63%	3.46%	3.13%
Citigroup 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.13%	2.30%	2.26%

Lipper Ultra-Short Obligation Funds Average (reflects no deductions for taxes)	1.40%	2.24%	2.66%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is an Executive Vice President of PIMCO and he has managed the Fund since January 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Total Return Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.46%	0.56%	0.46%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.46%	0.56%	0.71%	0.75%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$47	$148	$258	$579
Class P	$57	$179	$313	$701
Administrative Class	$73	$227	$395	$883
Class D	$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 430% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of June 30, 2011 was 5.19 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's  Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.

The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any,which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by the Class P shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Lipper Intermediate Investment Grade Debt Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 2.99%. For the periods shown in the bar chart, the highest quarterly return was 6.49% in the Q3 2001, and the lowest quarterly return was -2.18% in the Q2 2004.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	8.83%	8.05%	7.33%
Institutional Class Return After Taxes on Distributions(1)	6.18%	5.78%	5.07%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	6.04%	5.68%	5.01%
Class P Return Before Taxes	8.72%	7.94%	7.23%
Administrative Class Return Before Taxes	8.56%	7.78%	7.07%
Class D Return Before Taxes	8.52%	7.72%	7.00%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	6.54%	5.80%	5.84%

Lipper Intermediate Investment Grade Debt Funds Average (reflects no deductions for taxes)	7.77%	5.23%	5.36%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since May 1987.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Total Return Fund II

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class
Management Fees	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 563% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of June 30, 2011 was 5.19 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitation, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (December 31, 2009), performance information shown in the table for the class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Lipper Intermediate Investment Grade Debt Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 2.55%. For the periods shown in the bar chart, the highest quarterly return was 6.50% in the Q3 2001, and the lowest quarterly return was -1.90% in the Q2 2004.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	7.73%	7.69%	6.90%
Institutional Class Return After Taxes on Distributions(1)	5.16%	5.43%	4.68%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	5.48%	5.32%	4.65%
Class P Return Before Taxes	7.63%	7.59%	6.79%
Administrative Class Return Before Taxes	7.46%	7.43%	6.63%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	6.54%	5.80%	5.84%

Lipper Intermediate Investment Grade Debt Funds Average (reflects no deductions for taxes)	7.77%	5.23%	5.36%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since December 1991.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Total Return Fund III

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class
Management Fees	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 377% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of June 30, 2011 was 5.19 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund will not invest in the securities of any issuer determined by Pacific Investment Management Company LLC ("PIMCO") to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a "Sudan-Related Issuer"). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (March 31, 2009), performance information shown in the table for Class P shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by the Class P shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Lipper Intermediate Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 3.41%. For the periods shown in the bar chart, the highest quarterly return was 6.72% in the Q3 2001, and the lowest quarterly return was -2.79% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	9.08%	7.85%	7.33%
Institutional Class Return After Taxes on Distributions(1)	6.16%	5.38%	4.99%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	6.11%	5.28%	4.93%
Class P Return Before Taxes	8.97%	7.74%	7.23%
Administrative Class Return Before Taxes	8.81%	7.58%	7.06%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	6.54%	5.80%	5.84%

Lipper Intermediate Investment Grade Debt Funds Average (reflects no deductions for taxes)	7.77%	5.23%	5.36%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since May 1991.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Total Return Fund IV

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.50%	0.60%	0.50%	0.60%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.51%	0.61%	0.76%	0.86%
Expense Reimbursement and Fee Waiver(2)	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Expense Reimbursement and Fee Waiver	0.50%	0.60%	0.75%	0.85%
(1)	"Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.
(2)

Pacific Investment Management Company LLC ("PIMCO") has contractually agreed, through July 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Institutional Class, Class P, Administrative Class and Class D shares, respectively (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees' fees plus such recoupment, do not exceed the Expense Limit.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years
Institutional Class	$51	$160
Class P	$61	$192
Administrative Class	$77	$240
Class D	$87	$271

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within one and a half years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of June 30, 2011, was 5.19 years. Duration is a measure to used to detrmine the sensitivity of a security's price to changes in interest rates.  The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest without limitation in the core sectors of the bond market including government bonds, mortgage bonds and corporate bonds and will generally seek to maintain positive exposure to these sectors. The Fund may invest only in investment grade securities of issuers that are rated at least Baa by Moody's Investors Service, Inc., or equivalently rated by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, although the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest in certain derivative instruments, such as futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales, including short exposures obtained using derivative instruments, up to 10% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity-related securities, although the Fund will not invest in common stock.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as the use of when-issued, delayed delivery or forward commitment transactions, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since May 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Treasury Money Market Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class M	Class P	Administrative Class	Class D
Management Fees	0.18%	0.28%	0.18%	0.18%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.21%	0.31%	0.46%	0.46%
Expense Reduction(2)	(0.03%)	(0.03%)	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses After Expense Reduction(3)	0.18%	0.28%	0.43%	0.43%
(1)	"Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.
(2)

PIMCO has contractually agreed, through July 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Class M, Class P, Administrative Class and Class D shares, respectively (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees' fees, plus such recoupment, do not exceed the Expense Limit.

(3)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses. See "Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements" for additional information. Such waivers, if any, are not reflected in this table.

Example. The Example is intended to help you compare the cost of investing in Class M, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years
Class M	$18	$58
Class P	$29	$90
Administrative Class	$44	$138
Class D	$44	$138

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Treasury securities. The Fund may invest in the following: U.S. Treasury bills, notes, trust receipts and other direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Returns Table is included.

The Fund's benchmark index is the Citigroup 3-Month Treasury Bill Index. The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

Once the Fund commences operations, performance will be updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is an Executive Vice President of PIMCO and he will manage the Fund as of its inception.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Unconstrained Bond Fund

Investment Objective

The Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.90%	1.00%	0.90%	1.05%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses(2)	0.98%	1.08%	1.23%	1.38%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.00%, 1.15% and 1.30% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$100	$312	$542	$1,201
Class P	$110	$343	$595	$1,317
Administrative Class	$125	$390	$676	$1,489
Class D	$140	$437	$755	$1,657

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,240% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from (negative) 3 years to positive 8 years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 40% of its total assets in securities rated below Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the 3-Month USD LIBOR Index (Resets Quarterly). LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market, resetting quarterly. Prior to August 1, 2009, the Fund's benchmark index was the same 3 month LIBOR Index as described, but resetting monthly. The Lipper General Bond Funds Average is a total return performance average of funds tracked by Lipper, Inc. that do not have any quality or maturity restrictions. These funds intend to keep the bulk of their assets in corporate and government debt issues. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 1.07%. For the periods shown in the bar chart, the highest quarterly return was 5.51% in the Q2 2009, and the lowest quarterly return was -1.04% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(06/30/08)
Institutional Class Return Before Taxes	5.64%	8.25%
Institutional Class Return After Taxes on Distributions(1)	4.64%	6.86%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.67%	6.25%
Class P Return Before Taxes	5.53%	8.14%
Class D Return Before Taxes	5.22%	7.82%
3-Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	0.34%	1.15%

Lipper General Bond Funds Average (reflects no deductions for taxes)	10.40%	8.62%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Chris Dialynas. Mr. Dialynas is a Managing Director of PIMCO and he has managed the Fund since June 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

PIMCO Unconstrained Tax Managed Bond Fund

Investment Objective

The Fund seeks maximum long-term after-tax return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.70%	0.80%	0.70%	0.85%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses(2)	0.78%	0.88%	1.03%	1.18%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.70%, 0.80%, 0.95% and 1.10% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$80	$249	$433	$966
Class P	$90	$281	$488	$1,084
Administrative Class	$105	$328	$569	$1,259
Class D	$120	$375	$649	$1,432

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 401% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from (negative) 3 years to positive 10 years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund seeks to invest under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 40% of its total assets in securities rated below Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 50% of its total assets in securities denominated in foreign currencies. The Fund may invest up to 50% of its total assets in securities of foreign issuers. The Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

 The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the 3-Month USD LIBOR After Tax. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The Lipper General Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that do not have any quality or maturity restrictions. These funds intend to keep the bulk of their assets in corporate and government debt issues.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 1.64%. For the periods shown in the bar chart, the highest quarterly return was 2.36% in the Q3 2010, and the lowest quarterly return was -1.27% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(01/30/09)
Institutional Class Return Before Taxes	1.78%	4.29%
Institutional Class Return After Taxes on Distributions(1)	1.34%	3.66%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.31%	3.37%
Class P Return Before Taxes	1.68%	4.20%
Class D Return Before Taxes	1.38%	3.88%
3-Month USD LIBOR After Tax (reflects no deductions for fees, expenses or taxes)	0.22%	0.39%

Lipper General Bond Funds Average (reflects no deductions for taxes)	7.65%	10.18%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Chris Dialynas. Mr. Dialynas is a Managing Director of PIMCO and he has managed the Fund since January 2009.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 131 of this prospectus.

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Institutional Class, Class M, Class P or Administrative Class shares: The minimum initial investment for Institutional Class, Class M, Class P or Administrative Class shares of a Fund is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

Class D shares: The minimum initial investment for Class D shares of a Fund is $1,000, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The minimum subsequent investment for Class D shares is $50.

You may sell (redeem) all or part of your Fund shares on any business day. Depending on the elections made on the Account Application Form, you may sell by:

  Sending a written request by mail to:
  PIMCO Funds at PIMCO Funds c/o BFDS Midwest 330 W. 9th Street, Kansas City, MO 64105
  Calling us at 1-800-927-4648 and a Shareholder Services associate will assist you
  Sending a fax to our Shareholder Services department at 1-816-421-2861
  Sending an email to pimcoteam@bfdsmidwest.com

Tax Information

A Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the intermediary for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund(s) over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and in the chart below. The principal risks are described in this section, following the chart. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Principal Risk	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO Convertible Fund	PIMCO Diversified Income Fund	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund	PIMCO Extended Duration Fund	PIMCO Floating Income Fund	PIMCO Foreign Bond (Unhedged)
Interest Rate	x	x	x	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x	x	x	x
High Yield	x	x	x	x	x	x	x	x	x	x	x
Market	x	x	x	x	x	x	x	x	x	x	x
Issuer	x	x	x	x	x	x	x	x	x	x	x
Liquidity	x	x	x	x	x	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x	x	x	x	x	x
Equity	x	x	x	x	x	x	—	x	x	x	x
Mortgage-Related and Other Asset-Backed	x	x	—	x	x	x	x	x	x	x	x
Foreign (Non-U.S.) Investment	—	—	x	x	x	x	x	x	x	x	x
Real Estate	—	—	x	—	x	x	x	x	—	—	—
Emerging Markets	—	—	x	x	x	x	x	x	x	x	x
Currency	—	—	x	x	x	x	x	x	x	x	x
Issuer Non-Diversification	x	x	—	—	x	x	—	x	—	—	x
Leveraging	x	x	x	x	x	x	x	x	x	x	x
Smaller Company	—	—	x	—	—	—	—	—	—	—	—
Management	x	x	x	x	x	x	x	x	x	x	x
California State-Specific	x	x	—	—	—	—	—	—	—	—	—
New York State-Specific	—	—	—	—	—	—	—	—	—	—	—
Municipal Project-Specific	x	x	—	—	—	—	—	—	—	—	—
Short Sale	x	x	x	x	x	x	x	x	x	x	x
Convertible Securities	—	—	x	—	—	—	—	—	—	—	—
Senior Debt	—	—	—	—	—	—	—	—	—	—	—

Principal Risk	PIMCO Foreign Bond Fund (US Dollar- Hedged)	PIMCO Global Advantage Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (US Dollar- Hedged)	PIMCO GNMA Fund	PIMCO Government Money Market Fund	PIMCO High Yield Fund	PIMCO High Yield Municipal Bond Fund	PIMCO High Yield Spectrum Fund	PIMCO Income Fund	PIMCO Investment Grade Corporate Bond Fund
Interest Rate	x	x	x	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x	x	x	x
High Yield	x	x	x	x	—	—	x	x	x	x	x
Market	x	x	x	x	x	—	x	x	x	x	x
Issuer	x	x	x	x	x	—	x	x	x	x	x
Liquidity	x	x	x	x	x	—	x	x	x	x	x
Derivatives	x	x	x	x	x	—	x	x	x	x	x
Equity	x	x	x	x	x	—	x	x	x	x	x
Mortgage-Related and Other Asset- Backed	x	x	x	x	x	—	x	x	—	x	x
Foreign (Non-U.S.) Investment	x	x	x	x	x	—	x	—	x	x	x
Real Estate	—	—	—	—	—	—	—	—	—	—	—
Emerging Markets	x	x	x	x	x	—	x	—	x	x	x
Currency	x	x	x	x	—	—	x	—	x	x	x
Issuer Non-Diversification	x	x	x	x	—	—	—	x	—	x	—
Leveraging	x	x	x	x	x	—	x	x	x	x	x
Smaller Company	—	—	—	—	—	—	—	—	—	—	—
Management	x	x	x	x	x	x	x	x	x	x	x
California State-Specific	—	—	—	—	—	—	—	x	—	—	—
New York State-Specific	—	—	—	—	—	—	—	x	—	—	—
Municipal Project-Specific	—	—	—	—	—	—	—	x	—	—	—
Short Sale	x	x	x	x	x	—	x	x	x	x	x
Convertible Securities	—	—	—	—	—	—	—	—	—	—	—
Senior Debt	—	—	—	—	—	—	—	—	—	—	—

Principal Risk	PIMCO Long Duration Total Return Fund	PIMCO Long-Term Credit Fund	PIMCO Long-Term US Government Fund	PIMCO Low Duration Fund	PIMCO Low Duration Fund II	PIMCO Low Duration Fund III	PIMCO Moderate Duration Fund	PIMCO Money Market Fund	PIMCO Mortgage-Backed Securities Fund	PIMCO Municipal Bond Fund	PIMCO New York Municipal Bond Fund
Interest Rate	x	x	x	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x	x	x	x
High Yield	x	x	—	x	—	x	x	—	—	x	x
Market	x	x	x	x	x	x	x	x	x	x	x
Issuer	x	x	x	x	x	x	x	x	x	x	x
Liquidity	x	x	—	x	x	x	x	—	x	x	x
Derivatives	x	x	x	x	x	x	x	—	x	x	—
Equity	x	x	x	x	x	x	x	—	x	x	x
Mortgage-Related and Other Asset- Backed	x	x	x	x	x	x	x	—	x	x	x
Foreign (Non-U.S.) Investment	x	x	—	x	—	x	x	x	x	—	—
Real Estate	—	—	—	—	—	—	—	—	—	—	—
Emerging Markets	x	x	—	x	—	x	x	—	x	—	—
Currency	x	x	—	x	—	x	x	—	—	—	—
Issuer Non-Diversification	—	—	—	—	—	—	—	—	—	—	x
Leveraging	x	x	x	x	x	x	x	—	x	x	x
Smaller Company	—	—	—	—	—	—	—	—	—	—	—
Management	x	x	x	x	x	x	x	x	x	x	x
California State-Specific	—	—	—	—	—	—	—	—	—	x	—
New York State-Specific	—	—	—	—	—	—	—	—	—	x	x
Municipal Project-Specific	—	—	—	—	—	—	—	—	—	x	x
Short Sale	x	x	x	x	x	x	x	—	x	x	x
Convertible Securities	—	—	—	—	—	—	—	—	—	—	—
Senior Debt	—	—	—	—	—	—	—	—	—	—	—

Principal Risk	PIMCO Real Return Fund	PIMCO Senior Floating Rate Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Short-Term Fund	PIMCO Total Return Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV	PIMCO Treasury Money Market Fund	PIMCO Unconstrained Bond Fund	PIMCO Unconstrained Tax Managed Bond Fund
Interest Rate	x	x	x	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x	x	x	x
High Yield	x	x	—	x	x	—	x	—	—	x	x
Market	x	x	x	x	x	x	x	x	—	x	x
Issuer	x	x	x	x	x	x	x	x	—	x	x
Liquidity	x	x	x	x	x	x	x	x	—	x	x
Derivatives	x	x	x	x	x	x	x	x	—	x	x
Equity	x	—	x	x	x	x	x	x	—	x	x
Mortgage-Related and Other Asset-Backed	x	—	x	x	x	x	x	x	—	x	x
Foreign (Non-U.S.) Investment	x	x	—	x	x	—	x	x	—	x	x
Real Estate	—	—	—	—	—	—	—	—	—	—	—
Emerging Markets	x	x	—	—	x	—	x	x	—	x	x
Currency	x	—	—	x	x	—	x	—	—	x	x
Issuer Non-Diversification	x	—	—	—	—	—	—	—	—	—	—
Leveraging	x	x	x	x	x	x	x	x	—	x	x
Smaller Company	—	—	—	—	—	—	—	—	—	—	—
Management	x	x	x	x	x	x	x	x	x	x	x
California State-Specific	—	—	x	—	—	—	—	—	—	—	x
New York State-Specific	—	—	x	—	—	—	—	—	—	—	x
Municipal Project-Specific	—	—	x	—	—	—	—	—	—	—	x
Short Sale	x	x	x	x	x	x	x	x	—	x	x
Convertible Securities	—	—	—	—	x	—	—	x	—	—	—
Senior Debt	—	x	—	—	—	—	—	—	—	—	—

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's shares.

Senior Debt Risk

Because it invests in below-investment grade senior debt, the PIMCO Senior Floating Rate Fund may be subject to greater levels of credit risk than funds that do not invest in such debt. The PIMCO Senior Floating Rate Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly-available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the PIMCO Senior Floating Rate Fund will have to reinvest the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal Bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest. To the extent that the PIMCO Money Market Fund invests 25% or more of its assets in obligations issued by U.S. banks, the Fund will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative. The PIMCO Senior Floating Rate Fund's investments in high yield senior debt expose the Fund to the risk that a court will subordinate the senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk

A Fund that invests in real estate-linked derivative instruments is subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a real estate investment trust ("REIT") is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 as amended (the "Code"). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently. Accordingly, a Fund that invests in a wide range of emerging market securities (e.g., different regions or countries, asset classes, issuers, sectors or credit qualities) may perform differently in response to such instability than a Fund investing in a more limited range of emerging market securities. For example, a Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. A Fund may not know the identity of trading counterparties, which may increase the possibility of the Fund not receiving payment or delivery of securities in a transaction.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund, particularly the PIMCO Emerging Markets Currency Fund, invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers increases risk. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified." Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) or otherwise cover the transactions that may give rise to such risk. Certain Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses.

Smaller Company Risk

The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

California State-Specific Risk

A Fund that concentrates its investments in California Municipal Bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk

A Fund that concentrates its investments in New York Municipal Bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York Municipal Bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York Municipal Bonds held by such Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Municipal Project-Specific Risk

A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Sale Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.  The PIMCO Total Return Fund IV plans to limit short sales, including short exposures obtained using derivative instruments, to 10% of its total assets.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security. Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of each Fund's holdings.

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2011, PIMCO had approximately $1.3 trillion in assets under management.

Management Fees
Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee (less the service fees for Class D, which is reflected on a separate line item in the tables). The Funds will pay monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

	Management Fees
Fund Name	Institutional Class	Class M	Class P	Administrative Class	Class D
PIMCO California Intermediate Municipal Bond Fund	0.445%	N/A	0.545%	0.445%	0.525%
PIMCO California Short Duration Municipal Income Fund	0.33%	N/A	0.43%	0.33%	0.48%
PIMCO Convertible Fund	0.65%	N/A	0.75%	0.65%	0.80%
PIMCO Diversified Income Fund	0.75%	N/A	0.85%	0.75%	0.90%
PIMCO Emerging Local Bond Fund	0.90%	N/A	1.00%	0.90%	1.10%
PIMCO Emerging Markets Bond Fund	0.83%	N/A	0.93%	0.83%	1.00%
PIMCO Emerging Markets Corporate Bond Fund	1.25%	N/A	1.35%	1.25%	N/A
PIMCO Emerging Markets Currency Fund	0.85%	N/A	0.95%	0.85%	1.00%
PIMCO Extended Duration Fund	0.50%	N/A	0.60%	0.50%	N/A
PIMCO Floating Income Fund	0.55%	N/A	0.65%	0.55%	0.70%
PIMCO Foreign Bond Fund (Unhedged)	0.50%	N/A	0.60%	0.50%	0.65%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.50%	N/A	0.60%	0.50%	0.65%
PIMCO Global Advantage Strategy Bond Fund	0.70%	N/A	0.80%	0.70%	0.85%
PIMCO Global Bond Fund (Unhedged)	0.55%	N/A	0.65%	0.55%	0.70%
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.55%	N/A	0.65%	0.55%	N/A
PIMCO GNMA Fund	0.50%	N/A	0.60%	0.50%	0.65%
PIMCO Government Money Market Fund	N/A	0.18%	0.28%	0.18%	0.18%
PIMCO High Yield Fund	0.55%	N/A	0.65%	0.55%	0.65%
PIMCO High Yield Municipal Bond Fund	0.55%	N/A	0.65%	0.55%	0.60%
PIMCO High Yield Spectrum Fund	0.60%	N/A	0.70%	0.60%	0.70%
PIMCO Income Fund	0.45%	N/A	0.55%	0.45%	0.50%
PIMCO Investment Grade Corporate Bond Fund	0.50%	N/A	0.60%	0.50%	0.65%
PIMCO Long Duration Total Return Fund	0.50%	N/A	0.60%	0.50%	N/A
PIMCO Long-Term Credit Fund	0.55%	N/A	0.65%	0.55%	N/A
PIMCO Long-Term U.S. Government Fund	0.475%	N/A	0.575%	0.475%	N/A
PIMCO Low Duration Fund	0.46%	N/A	0.56%	0.46%	0.50%
PIMCO Low Duration Fund II	0.50%	N/A	0.60%	0.50%	N/A
PIMCO Low Duration Fund III	0.50%	N/A	0.60%	0.50%	N/A
PIMCO Moderate Duration Fund	0.46%	N/A	0.56%	0.46%	N/A
PIMCO Money Market Fund	0.32%	N/A	0.42%	0.32%	N/A
PIMCO Mortgage-Backed Securities Fund	0.50%	N/A	0.60%	0.50%	0.65%
PIMCO Municipal Bond Fund	0.44%	N/A	0.54%	0.44%	0.50%
PIMCO New York Municipal Bond Fund	0.445%	N/A	0.545%	0.445%	0.525%
PIMCO Real Return Fund	0.45%	N/A	0.55%	0.45%	0.60%
PIMCO Short Duration Municipal Income Fund	0.33%	N/A	0.43%	0.33%	0.48%
PIMCO Short-Term Fund	0.45%	N/A	0.55%	0.45%	0.45%
PIMCO Total Return Fund	0.46%	N/A	0.56%	0.46%	0.50%
PIMCO Total Return Fund II	0.50%	N/A	0.60%	0.50%	N/A
PIMCO Total Return Fund III	0.50%	N/A	0.60%	0.50%	N/A
PIMCO Unconstrained Bond Fund	0.90%	N/A	1.00%	0.90%	1.05%
PIMCO Unconstrained Tax Managed Bond Fund	0.70%	N/A	0.80%	0.70%	0.85%

The PIMCO Treasury Money Market Fund was not operational during the fiscal year ended March 31, 2011. The Management Fees for the Class M, Class P, Administrative Class and Class D shares of the Fund are at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately): 0.18%, 0.28%, 0.18% and 0.18%. The PIMCO Total Return Fund IV was not operational during the fiscal year ended March 31, 2011. The Management Fees for the Institutional Class, Class P, Administrative Class and Class D shares of the PIMCO Total Return Fund IV are at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately): assets attributable in the aggregate to each class of shares taken separately): 0.50%, 0.60%, 0.50% and 0.60%. The PIMCO Senior Floating Rate Fund was not operational during the fiscal year ended March 31, 2011. The Management Fees for the Institutional Class, Class P, Administrative Class and Class D shares of the PIMCO Senior Floating Rate Fund are at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately): 0.80%, 0.90%, 0.80% and 0.85%.

  Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2011, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees(1) All Classes
PIMCO California Intermediate Municipal Bond Fund	0.225%
PIMCO California Short Duration Municipal Income Fund	0.18%
PIMCO Convertible Fund	0.40%
PIMCO Diversified Income Fund	0.45%
PIMCO Emerging Local Bond Fund	0.45%
PIMCO Emerging Markets Bond Fund	0.45%
PIMCO Emerging Markets Corporate Bond Fund	0.85%
PIMCO Emerging Markets Currency Fund	0.45%
PIMCO Extended Duration Fund	0.25%
PIMCO Floating Income Fund	0.30%
PIMCO Foreign Bond Fund (Unhedged)	0.25%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.25%
PIMCO Global Advantage Strategy Bond Fund	0.40%
PIMCO Global Bond Fund (Unhedged)	0.25%
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.25%
PIMCO GNMA Fund	0.25%
PIMCO Government Money Market Fund	0.12%
PIMCO High Yield Fund	0.25%
PIMCO High Yield Municipal Bond Fund	0.30%(2)
PIMCO High Yield Spectrum Fund	0.30%(3)
PIMCO Income Fund	0.25%(4)
PIMCO Investment Grade Corporate Bond Fund	0.25%
PIMCO Long Duration Total Return Fund	0.25%
PIMCO Long-Term Credit Fund	0.30%
PIMCO Long-Term U.S. Government Fund	0.225%
PIMCO Low Duration Fund	0.25%
PIMCO Low Duration Fund II	0.25%
PIMCO Low Duration Fund III	0.25%
PIMCO Moderate Duration Fund	0.25%
PIMCO Money Market Fund	0.12%
PIMCO Mortgage-Backed Securities Fund	0.25%
PIMCO Municipal Bond Fund	0.20%
PIMCO New York Municipal Bond Fund	0.225%
PIMCO Real Return Fund	0.25%
PIMCO Short Duration Municipal Income Fund	0.18%
PIMCO Short-Term Fund	0.25%
PIMCO Total Return Fund	0.25%
PIMCO Total Return Fund II	0.25%
PIMCO Total Return Fund III	0.25%
PIMCO Unconstrained Bond Fund	0.60%
PIMCO Unconstrained Tax Managed Bond Fund	0.40%
(1)	For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 176.
(2)	PIMCO has contractually agreed, through July 31, 2012, to waive 0.01% of the advisory fee to 0.29%.
(3)	PIMCO has contractually agreed, through September 30, 2012, to waive 0.05% of the advisory fee to 0.25%.
(4)	PIMCO has contractually agreed, through July 31, 2012, to waive 0.05% of the advisory fee to 0.20%.

The PIMCO Treasury Money Market Fund was not operational during the fiscal year ended March 31, 2011. The advisory fee for the Fund is at an annual rate of 0.12% based upon the average daily net assets of the Fund. The PIMCO Total Return Fund IV was not operational during the fiscal year ended March 31, 2011. The advisory fee for the PIMCO Total Return Fund IV is at an annual rate of 0.25% based upon the average daily net assets of the Fund. The PIMCO Senior Floating Rate Fund was not operational during the fiscal year ended March 31, 2011. The advisory fee for the PIMCO Senior Floating Rate Fund is at an annual rate of 0.50% based upon the average daily net assets of the Fund.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contract is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2010. A discussion of the basis for the Board of Trustees' approval of the PIMCO Senior Floating Rate Fund, PIMCO Total Return Fund IV and PIMCO Treasury Money Market Fund investment advisory contract will be available in the Fund's first Annual or Semi-Annual Report to shareholders.

  Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2011, the Funds paid PIMCO monthly supervisory and administrative fees for the Institutional Class, Class M, Class P, Administrative Class and Class D shares at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class taken separately):

	Supervisory and Administrative Fee(1)
Fund	Institutional Class	Class M	Class P	Administrative Class	Class D(2)
PIMCO California Intermediate Municipal Bond Fund	0.22%	N/A	0.32%	0.22%	0.55%
PIMCO California Short Duration Municipal Income Fund	0.15%	N/A	0.25%	0.15%	0.55%
PIMCO Convertible Fund	0.25%	N/A	0.35%	0.25%	N/A
PIMCO Diversified Income Fund	0.30%	N/A	0.40%	0.30%	0.70%
PIMCO Emerging Local Bond Fund	0.45%	N/A	0.55%	0.45%	0.90%
PIMCO Emerging Markets Bond Fund	0.38%	N/A	0.48%	0.38%	0.80%
PIMCO Emerging Markets Corporate Bond Fund	0.40%	N/A	0.50%	0.40%	N/A
PIMCO Emerging Markets Currency Fund	0.40%	N/A	0.50%	0.40%	0.80%
PIMCO Extended Duration Fund	0.25%	N/A	0.35%	0.25%	N/A
PIMCO Floating Income Fund	0.25%	N/A	0.35%	0.25%	0.65%
PIMCO Foreign Bond Fund (Unhedged)	0.25%	N/A	0.35%	0.25%	0.65%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.25%	N/A	0.35%	0.25%	0.65%
PIMCO Global Advantage Strategy Bond Fund	0.30%	N/A	0.40%	0.30%	0.70%
PIMCO Global Bond Fund (Unhedged)	0.30%	N/A	0.40%	0.30%	0.70%
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.30%	N/A	0.40%	0.30%	N/A
PIMCO GNMA Fund	0.25%	N/A	0.35%	0.25%	0.65%
PIMCO Government Money Market Fund	N/A	0.06%	0.16%	0.06%	0.31%
PIMCO High Yield Fund	0.30%	N/A	0.40%	0.30%	0.65%
PIMCO High Yield Municipal Bond Fund	0.25%	N/A	0.35%	0.25%	0.55%(3)
PIMCO High Yield Spectrum Fund	0.30%	N/A	0.40%	0.30%	0.65%
PIMCO Income Fund	0.20%	N/A	0.30%	0.20%	0.50%
PIMCO Investment Grade Corporate Bond Fund	0.25%	N/A	0.35%	0.25%	0.65%
PIMCO Long Duration Total Return Fund	0.25%	N/A	0.35%	0.25%	N/A
PIMCO Long-Term Credit Fund	0.25%	N/A	0.35%	0.25%	N/A
PIMCO Long-Term U.S. Government Fund	0.25%	N/A	0.35%	0.25%	N/A
PIMCO Low Duration Fund	0.21%	N/A	0.31%	0.21%	0.50%
PIMCO Low Duration Fund II	0.25%	N/A	0.35%	0.25%	N/A
PIMCO Low Duration Fund III	0.25%	N/A	0.35%	0.25%	N/A
PIMCO Moderate Duration Fund	0.21%	N/A	0.31%	0.21%	N/A
PIMCO Money Market Fund	0.20%	N/A	0.30%	0.20%	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	N/A	0.35%	0.25%	0.65%
PIMCO Municipal Bond Fund	0.24%	N/A	0.34%	0.24%	0.55%
PIMCO New York Municipal Bond Fund	0.22%	N/A	0.32%	0.22%	0.55%
PIMCO Real Return Fund	0.20%	N/A	0.30%	0.20%	0.60%
PIMCO Short Duration Municipal Income Fund	0.15%	N/A	0.25%	0.15%	0.55%
PIMCO Short-Term Fund	0.20%	N/A	0.30%	0.20%	0.45%
PIMCO Total Return Fund	0.21%	N/A	0.31%	0.21%	0.50%
PIMCO Total Return Fund II	0.25%	N/A	0.35%	0.25%	N/A
PIMCO Total Return Fund III	0.25%	N/A	0.35%	0.25%	N/A
PIMCO Unconstrained Bond Fund	0.30%	N/A	0.40%	0.30%	0.70%
PIMCO Unconstrained Tax Managed Bond Fund	0.30%	N/A	0.40%	0.30%	0.70%
(1)	For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 176.
(2)

As described below under "12b-1 Plan for Class D Shares," the supervision and administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act") which provides for the payment of up to 0.25% of the supervisory and administrative fee as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the "Annual Fund Operating Expenses" table provided under "Fees and Expenses of the Fund" for each Fund shows the supervisory and administrative fee rate under two separate columns entitled "Distribution and/or Service (12b-1) Fees" and "Management Fees." The table above shows the total supervisory and administrative fee rate, including the 0.25% fee adopted in conformity with Rule 12b-1.

(3)	PIMCO has contractually agreed through July 31, 2012 to waive 0.05% of the supervisory and administrative fee for Class D shares of the Fund to 0.50%.

The PIMCO Treasury Money Market Fund was not operational during the fiscal year ended March 31, 2011. The supervisory and administrative fees for the Class M, Class P, Administrative Class and Class D shares of the PIMCO Treasury Money Market Fund are at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately): 0.06%, 0.16%, 0.06% and 0.31%. The Class D shares of the PIMCO Convertible Fund were not operational during the fiscal year ended March 31, 2011. The supervisory and administrative fees for the Class D shares of the PIMCO Convertible Fund are at the following annual rate (stated as a percentage of the average daily net assets attributable in the aggregate to the class of shares taken separately): 0.65%. The PIMCO Total Return Fund IV was not operational during the fiscal year ended March 31, 2011. The supervisory and administrative fees for the Institutional Class, Class P, Administrative Class and Class D shares of the PIMCO Total Return Fund IV are at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately): 0.25%, 0.35%, 0.25% and 0.60%. The PIMCO Senior Floating Rate Fund was not operational during the fiscal year ended March 31, 2011. The supervisory and administrative fees for the Institutional Class, Class P, Administrative Class and Class D shares of the Fund are at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately): 0.30%, 0.40%, 0.30% and 0.60%.

PIMCO has contractually agreed for the PIMCO Treasury Money Market Fund, through July 31, 2012, to reduce total annual fund operating expenses for each of these Funds' separate classes of shares, by waiving a portion of the Fund's supervisory and administrative fee or reimbursing the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to a separate class of shares, respectively. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods not exceeding three years, provided that organizational expenses and pro rata Trustees' fees, plus recoupment, do not exceed the Expense Limit.

PIMCO has contractually agreed, through July 31, 2012, to reduce total annual fund operating expenses for the PIMCO Total Return Fund IV's separate classes of shares, by waiving a portion of the Fund's supervisory and administrative fee or reimbursing the Fund, to the extent that the organizational expenses and pro rata Trustee's fees exceed 0.0049% of the Fund's average net assets attributable to a separate class of shares, respectively.  Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods not exceeding three years, provided that organizational expenses and pro rata Trustees' fees, plus recoupment, do not exceed the Expense Limit.

PIMCO has contractually agreed, through July 31, 2012, to reduce total annual fund operating expenses for the PIMCO Senior Floating Rate Fund's separate classes of shares, by waiving a portion of the Fund's supervisory and administrative fee or reimbursing the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to a separate class of shares, respectively. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods not exceeding three years, provided that organizational expenses and pro rata Trustees' fees, plus recoupment, do not exceed the Expense Limit.

  12b-1 Plan for Class D Shares. The Funds' supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D supervisory and administrative fees paid under the supervision and administration agreement may represent reimbursement for activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Although the Funds intend to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the Financial Industry Regulatory Authority, Inc. ("FINRA"), to the extent that such fees are deemed not to be "service fees", Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by the relevant rules of the FINRA. Because 12b-1 fees would be paid out of a Fund's Class D share assets on an ongoing basis, over time these fees would increase the cost of a shareholder's investment in Class D shares and may cost more than other types of sales charges.

Temporary Fee Waivers, Reductions and Reimbursements

To maintain certain net yields for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds, PIMCO and the Trust's Distributor, PIMCO Investments LLC (the "Distributor"), have entered into a fee and expense limitation agreement with such Funds (the "Agreement") pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of a Fund's supervisory and administrative fee, any distribution and/or service (12b-1) fees applicable to a class of a Fund, or a Fund's advisory fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO may recoup from a Fund any portion of the supervisory and administrative fee or advisory fee waived, reduced or reimbursed pursuant to the Agreement (the "Reimbursement Amount") during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the expense limitation agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount;
3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of a Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived, except the Funds will not reimburse PIMCO or the Distributor for any portion of the distribution and/or service fees (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Funds will maintain a positive net yield.

To the extent PIMCO or the Distributor waives, reduces or reimburses any portion of the distribution and/or service (12b-1) fees pursuant to the Agreement, PIMCO or its affiliates may pay or reimburse financial institutions for services for which such financial institutions normally receive distribution and/or service (12b-1) fees from the applicable Fund out of PIMCO's or the Distributor's own assets. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Funds. Such activities by PIMCO or the Distributor may provide incentives to financial institutions to sell shares of the Funds. Additionally, these activities may give PIMCO or the Distributor additional access to sales representatives of such financial institutions, which may increase sales Fund shares.

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

PIMCO California Intermediate Municipal Bond
PIMCO California Short Duration Municipal Income
PIMCO High Yield Municipal Bond
PIMCO Municipal Bond
PIMCO New York Municipal Bond
PIMCO Short Duration Municipal Income

	Joe Deane	7/11 7/11 7/11 7/11 7/11 7/11

Executive Vice President, PIMCO. He joined PIMCO in 2011 and is the head of the municipal bond portfolio management team. Prior to joining PIMCO, he served as Managing Director, Co-Head of the Tax-Exempt Department for Western Asset Management Company. Previously he was Managing Director, Head of Tax-Exempt Investments for Smith Barney/Citigroup Asset Management from 1993 to 2005.

PIMCO Convertible	Jonathan L. Horne	03/10

Senior Vice President, PIMCO. Mr. Horne currently focuses on credit derivatives and relative value and previously served on the interest rate derivatives desk, where he specialized in U.S. dollar swaps and swaptions. Prior to joining PIMCO in 2006, he focused on risk management and volatility trading for a multi-strategy hedge fund.

PIMCO Low Duration PIMCO Low Duration II PIMCO Low Duration III PIMCO Moderate Duration PIMCO Total Return PIMCO Total Return II PIMCO Total Return III PIMCO Total Return IV	William H. Gross	5/87(*) 10/91* 12/96* 1/98 5/87* 12/91 5/91* 5/11*	Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. Mr. Gross has been associated with PIMCO since 1971.
PIMCO Diversified Income PIMCO Floating Income	Curtis Mewbourne	10/05 10/05	Managing Director, PIMCO. He is a portfolio manager and senior member of PIMCO's portfolio management and strategy group, specializing in credit portfolios. He joined PIMCO in 1999.
PIMCO Emerging Local Bond PIMCO Emerging Markets Currency	Michael Gomez	12/06* 5/05*

Executive Vice President, PIMCO. He has been a member of the emerging markets team since joining PIMCO in 2003. Prior to joining PIMCO, Mr. Gomez was associated with Goldman Sachs where he was responsible for proprietary trading of bonds issued by Latin American countries. Mr. Gomez joined Goldman Sachs in July 1999.

PIMCO Emerging Markets Corporate	Brigitte Posch	7/09*

Executive Vice President, PIMCO. She joined PIMCO in 2008 and is a member of the emerging markets portfolio management team. Prior to joining PIMCO, she was a managing director and head of Latin American securitization and trading at Deutsche Bank (2006-2008). Ms. Posch was previously a director with Ambac, responsible for developing asset- and mortgage-backed securities in emerging markets (2005-2006). Before joining Ambac, she was a vice president and senior credit officer with Moody's Investors Service (1998-2005).

PIMCO Extended Duration PIMCO Long-Term U.S. Government PIMCO Long Duration Total Return	Stephen Rodosky	7/07 7/07 7/07	Managing Director, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.
PIMCO Foreign Bond (Unhedged) PIMCO Foreign Bond (U.S. Dollar-Hedged) PIMCO Global Bond (Unhedged) PIMCO Global Bond (U.S. Dollar-Hedged)	Scott A. Mather	2/08 2/08 2/08 2/08	Managing Director, PIMCO. He is a member of PIMCO's Investment Committee and head of global portfolio management. Mr. Mather joined PIMCO in 1998.
PIMCO Global Advantage Strategy Bond(†)	Mohamed El- Erian	2/09*

Co-CEO and Co-CIO, PIMCO. He re-joined PIMCO in December 2007 after serving for 2 years as President and CEO of Harvard Management Company (HMC), the entity that manages Harvard University's endowment and related accounts. Dr. El-Erian also served as a member of the faculty of Harvard Business School and as deputy treasurer of Harvard University. Dr. El-Erian initially joined PIMCO in 1999 and was a Managing Director and a senior member of PIMCO's portfolio management and investment strategy group.

PIMCO Emerging Markets Bond PIMCO Global Advantage Strategy Bond(†)	Ramin Toloui	1/11 2/09*

Executive Vice President, PIMCO. He joined PIMCO in 2006 and is a portfolio manager specializing in global economics and emerging markets. Prior to joining PIMCO, he worked for seven years in the international division of the U.S. Department of the Treasury, including as director of the Office of the Western Hemisphere and senior advisor to the Under Secretary for International Affairs.

PIMCO GNMA PIMCO Mortgage-Backed Securities	W. Scott Simon	10/01 4/00

Managing Director, PIMCO. He joined PIMCO as a portfolio manager in 2000. Prior to joining PIMCO, he was a Senior Managing Director and co-head of mortgage-backed security pass-through trading at Bear Stearns & Co.

PIMCO High Yield PIMCO High Yield Spectrum	Andrew Jessop	1/10 9/10*

Executive Vice President of PIMCO. Mr. Jessop joined PIMCO in 2009, as a senior portfolio manager and head of the high yield team. Prior to joining PIMCO, he was a managing director, portfolio manager and co-head of the high yield group at Goldman Sachs Asset Management, where he spent twelve years.

PIMCO Income	Daniel J. Ivascyn	3/07*	Managing Director, PIMCO. He joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group as well as T. Rowe Price and Fidelity Investments.
PIMCO Investment Grade Corporate Bond PIMCO Long-Term Credit	Mark Kiesel	11/02 3/09*

Managing Director, PIMCO. He is a portfolio manager and a senior member of PIMCO's investment strategy group. He has served as a Portfolio Manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

PIMCO Government Money Market PIMCO Money Market PIMCO Short-Term PIMCO Treasury Money Market	Jerome Schneider	1/11 1/11 1/11 *

Executive Vice President, PIMCO. He joined PIMCO in 2008.  Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions.  Mr. Schneider joined Bear Stearns in 1995.

PIMCO Real Return	Mihir Worah	12/07	Managing Director, PIMCO. Mr. Worah is a portfolio manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team.
PIMCO Senior Floating Rate	Elizabeth O. MacLean	4/11*

Executive Vice President, PIMCO. She is a portfolio manager focusing on bank loans. Prior to joining PIMCO in 2011, she was a Partner and a portfolio manager at Lord Abbett & Co., LLC. Previously, she worked as a Managing Director and a portfolio manager at Nomura Corporate Research and Asset Management and a Vice President and a portfolio manager at Pilgrim Investments (now ING Pilgrim). Ms. MacLean has over 23 years of experience in the financial services industry.

PIMCO Unconstrained Bond PIMCO Unconstrained Tax Managed Bond	Chris Dialynas	6/08* 1/09*	Managing Director, PIMCO. He joined PIMCO in 1980 and is a senior member of PIMCO's investment strategy group.
(†)	Dr. El-Erian has overall responsibility for managing the Fund. Mr. Toloui is responsible for portfolio construction and security selection.
(*)	Inception of the Fund.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

Distributor

The Trust's Distributor is PIMCO Investments LLC ("Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all account requests should be mailed to the Trust's transfer agent and should not be mailed directly to the Distributor.

Classes of Shares--Institutional Class, Class M, Class P, Administrative Class and Class D Shares

The Trust offers investors Institutional Class, Class M, Class P, Administrative Class and Class D shares of the Funds in this prospectus.

With the exception of the fees charged in connection with sales (redemptions) or exchanges of Institutional Class, Class P, Administrative Class or Class D shares of the PIMCO Senior Floating Rate Fund within 30 days after acquisition ("redemption fee"), the Funds do not charge any sales charges (loads) or other fees in connection with purchases, redemptions or exchanges of Institutional Class, Class M, Class P, Administrative Class or Class D shares of the Funds offered in this prospectus.

  Service and Distribution (12b-1) Fees— Administrative Class Shares. The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act.

Each Plan allows the Funds to use their Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for costs and expenses incurred in connection with providing certain administrative services to Administrative Class shareholders.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares, and Distribution Plan fees may cost an investor more than other types of sales charges.

  Arrangements with Service Agents—Institutional Class, Class M, Class P and Administrative Class Shares. Institutional Class, Class M, Class P and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

With respect to Class M shares, PIMCO and/or its affiliates make payments to selected financial intermediaries ("service agents") for providing sub-accounting, admin-istrative and/or shareholder processing services that are in addition to the supervisory and administrative services provided by PIMCO. The actual services provided by service agents, and the payments made for such services, vary from firm to firm. PIMCO and/or its affiliates will pay an amount that may be based on a fixed dollar amount, the number of customer accounts maintained by the institution, or a per-centage of the value of shares sold to, or held by, customers of the service agent out of PIMCO's and/or its affiliates' resources, including the Class M supervisory and admini-
strative fees paid under the Trust's supervision and administration agreement, to service agents for providing the services described above. Payments described above may be material to service agents relative to other comp-ensation paid by the Fund and/or PIMCO and/or its affiliates and may be in addition to other fees, such as the revenue sharing or "shelf space" fees paid to such service agents. The payments described above may differ depend-
ing on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not audit the ser-
vice agents to determine whether such agents are provid-
ing the services for which they are receiving such payments.

In addition, PIMCO and/or its affiliates makes payments to selected brokers and other financial intermediaries ("service agents") for providing administrative, sub-transfer agency, sub-accounting and other shareholder services to shareholders holding Class P shares in nominee or street name, including, without limitation, the following services: providing explanations and answering inquiries regarding the Funds and shareholder accounts; providing record-
keeping and other administrative services; acting as the shareholder of record and nominee for holders of Class P shares; maintaining records of and receiving, aggregating and processing shareholder purchases and redemptions; communicating periodically with shareholders; processing and mailing trade confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other SEC-required communications to shareholders; processing, collecting and posting distributions to shareholder accounts; assisting in the establishment and maintenance of shareholder accounts; capturing and processing tax data; providing sub-accounting services; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; providing recordkeeping services related to purchase and redemption transactions, including providing such information as may be necessary to assume compliance with applicable blue sky requirements; and performing similar administrative services. The actual services provided, and the payments made for such services, vary from firm to firm. PIMCO currently estimates that it and/or its affiliates will pay up to 0.10% per annum of the value of assets in the relevant accounts for providing the services described above. Payments described above may be material to service agents relative to other compensation paid by the Funds and/or PIMCO and/or its affiliates and may be in addition to other fees, such as the revenue sharing or "shelf space" fees paid to such service agents. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not audit the service agents to determine whether such agents are providing the services for which they are receiving such payments.

  Financial Service Firms—Class D Shares. Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by a shareholder's account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. A firm may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on Class D shares of the Funds.
  Financial Service Firms - Omnibus Accounts.  A financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by a Fund, the Administrator or another affiliate of the Fund at an annual rate generally not to exceed 0.35% (up to 0.25% may be paid by the Fund) of the Fund's average daily net assets attributable to its Class D shares purchased through such firms for its clients, although payments with respect to shares in retirement plans are often higher. A firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Shareholders who hold Class D shares of a Fund through a financial service firm should contact that firm for information.

This prospectus should be read in connection with a financial service firm's materials regarding its fees and services.

  Payments to Financial Firms—Class D Shares Some or all of the distribution fees and servicing fees described above for Class D shares are paid or "reallowed" to the broker, dealer, financial adviser, insurance company, bank or other financial entity through which a shareholder purchases shares. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders.

In addition, Distributor, PIMCO and their affiliates (for purposes of this subsection only, collectively, the "Distributor") may from time to time make payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the Funds on the financial firms' preferred or recommended fund list, granting the Distributor access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Funds and the quality of the financial firm's relationship with the Distributor.

The payments described above are made at the Distributor's expense. These payments may be made to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year's fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in series of the Trust and PIMCO Equity Series. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate, although the actual termination date is not known. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Class D shares of a Fund through a financial firm should consult with the shareholder's financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund's portfolio, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

  Payments by PIMCO. From time to time, PIMCO may pay or reimburse broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Funds. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Funds. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Funds. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Fund shares.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Funds with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

Purchases, Redemptions and Exchanges

Purchasing Shares — Institutional Class, Class M, Class P, and Administrative Class Shares

Investors may purchase Institutional Class, Class M, Class P and Administrative Class shares of the Funds at the relevant net asset value ("NAV") of that class without a sales charge.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

Class M shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, high net worth individuals, and through intermediary trading platforms and portals that provide specialized sub-accounting and shareholder processing services. Class M shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Fund.

Class P shares are offered through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Broker-dealers, other intermedi-
aries, pension and profit sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase Class P shares. These entities may purchase Class P shares only if the plan or program for which the shares are being acquired will not require a Fund to pay any type of adminis-
trative payment per participant account to any third party.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either Institutional Class, Class M, Class P or Administrative Class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party. Shares may be offered to clients of PIMCO and its affiliates, and to the benefit plans of PIMCO and its affiliates.

  Investment Minimums. The minimum initial investment for shares of the Institutional Class, Class M, Class P and Administrative Class is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The Trust or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

  Initial Investment. Investors may open an account by completing and signing an Account Application Form and sending a facsimile to 1-816-421-2861. The completed Account Application form may also be mailed to PIMCO Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105. An Account Application Form may be obtained online at www.pimco.com/investments under Literature, or by calling 1-800-927-4648.

Except as described below, an investor may purchase Institutional Class, Class P and Administrative Class shares only by wiring federal funds to:

PIMCO Funds c/o State Street Bank & Trust Co.
225 Franklin St. Boston, MA 02110
ABA: 011000028
DDA: 9905-7432 ACCT: Your PIMCO Account Number
FFC: Name of Entity and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide trade instructions to the Trust by facsimile at 1-816-421-2861 or by telephone at 1-800-927-4648. In order to receive the current day's NAV, trade instructions must be received in good order prior to market close. Instructions must include the name of Authorized Person, account name, account number, name of Fund and share class, and amount being wired. Wires received without trade instructions will result in a processing delay or a return of wire. Failure to send the accompanying wire on the same day may result in the cancellation of the trade. An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

  Additional Investments. An investor may purchase additional Institutional Class, Class M, Class P and Administrative Class shares of the Funds at any
  time by sending a facsimile or calling the Trust and
  wiring federal funds to the Transfer Agent as outlined above.

  Other Purchase Information. Purchases of a Fund's Institutional Class, Class M, Class P and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

  Retirement Plans. Institutional Class, Class M, Class P and Administrative Class shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places
  an order with the plan administrator and the time the
  order is forwarded to the Transfer Agent for
  execution.

Purchases In Kind

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets pur-
chased by a Fund in such a transaction will be valued generally in the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Purchasing Shares — Class D Shares

Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in investment products, programs or accounts for which a fee may be charged. See "Financial Service Firms—Class D Shares" above.

In connection with purchases, a financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge for such services. To purchase shares of the Funds directly from the Distributor, an investor should inquire about the other classes of shares offered by the Trust. An investor may call the Distributor at 1-800-426-0107 for information about other investment options.

Class D shares of the Funds will be held in a shareholder's account at a financial service firm and, generally, the firm will hold a shareholder's Class D shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and a shareholder may obtain information about accounts only through the financial service firm. In certain circumstances, the firm may arrange to have shares held in a shareholder's name or a shareholder may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, a shareholder may contact the Distributor at 1-800-426-0107 for information about the account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor reserves the right to require payment by wire. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler's checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Investment Minimums. The following investment minimums apply for purchases of Class D shares.

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

A financial service firm may impose different investment minimums than the Trust. For example, if a shareholder's firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when a shareholder invests in Class D shares of the Fund through the firm. A Class D shareholder should contact the financial service firm for information.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

Except for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, a purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day's NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary will be effected at the NAV determined on the business day the order was received by the intermediary. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

With respect to the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, a purchase order received by the Fund or its designee prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), on a day the Fund is open for business, together with payment made in one of the ways described below, will be effected at that day's NAV. An order received after 5:30 p.m., Eastern time, will be effected at the NAV determined on the next day that the Fund is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to 5:30 p.m., Eastern time, and communicated to the Fund or its designee prior to such time as agreed upon by the Trust and intermediary will be effected at the NAV determined on the business day the order was received by the broker-dealer or other financial intermediary. The Funds are "open for business" on each day the NYSE and Federal Reserve Bank of New York ("Federal Reserve") are open, which excludes the following holidays: New Year's Day, Martin Luther King, Jr.Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, each Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

Except for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, a redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time (the "NYSE Close")), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable redemption fee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary will be effected at the NAV determined on the business day the order was received by the intermediary. The request must properly identify all relevant information such as account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person (as defined below).

With respect to the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, a redemption request received by the Fund or its designee prior to 5:30 p.m., Eastern time, on a day the Fund is open for business, is effective on that day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Fund or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to 5:30 p.m., Eastern time, and communicated to the Fund or its designee prior to such time as agreed upon by the Trust and intermediary will be effected at the NAV determined on the business day the order was received by the broker-dealer or other financial intermediary. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed (other than weekends or holidays), or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors, including liquidation of the PIMCO Government Money Market Fund, PIMCO Money Market Fund or PIMCO Treasury Money Market Fund as provided in Section 22(e), and rules thereunder, of the 1940 Act. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since some of the Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund's non-U.S. portfolio securities and the deter-
mination of the Fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust's Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund's portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods.

First, the Trust imposes a redemption fee on shares of the PIMCO Senior Floating Rate Fund redeemed or exchanged within 30 days after their purchase. The purpose of redemption fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See "Redemption Fees" below for further information. In certain situations, the PIMCO Senior Floating Rate Fund has elected not to impose redemption fees. See "Waiver of Redemption Fees" below for a discussion on the specific situations in which the PIMCO Senior Floating Rate Fund will not impose redemption fees.

Second, to the extent that there is a delay between a change in the value of a mutual fund's portfolio holdings, and the time when that change is reflected in the NAV of the fund's shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of a Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address; and

  Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Redeeming Shares—Institutional Class, Class M, Class P and Administrative Class shares

  Redemptions in Writing. Investors may redeem (sell) Institutional Class, Class P and Administrative Class shares by sending a facsimile to 1-816-421-2861. A written request may also be mailed to PIMCO Funds,
  c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed by the appropriate persons designated on Account Application form ("Authorized Person").

An investor that elects to utilize e-mail redemptions on the Account Application Form (or subsequently in writing) may request redemptions of shares by sending an email to pimcoteam@bfdsmidwest.com. An Authorized Person must state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

  Redemptions by Telephone. An investor that elects this option on the Account Application Form (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent letter of instruction. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, email or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

  Other Redemption Information. Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven days. Redemption proceeds will be sent by wire only to the bank name designated on the Account Application Form.

For shareholder protection, a request to change information contained in an account registration must be received in writing, signed by an Authorized Person. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an Authorized Person, and accompanied by a signature validation from any eligible guarantor institution, as determined in accordance with the Trust's procedures, as more fully described below. See "Signature Validation."

Redemptions of shares of the PIMCO Senior Floating Rate Fund held less than 30 days may be subject to a redemption fee. See "Redemption Fees" below.

Redeeming Shares—Class D shares

An investor may sell (redeem) Class D shares through the investor's financial service firm on any day the NYSE is open. An investor does not pay any fees or other charges to the Trust or the Distributor when selling shares, although the financial service firm may charge for its services in processing a redemption request. An investor should contact the firm for details. If an investor is the holder of record of Class D shares, the investor may contact the Distributor at 1-800-426-0107 for information regarding how to sell shares directly to the Trust.

A financial service firm is obligated to transmit an investor's redemption orders to the Distributor promptly and is responsible for ensuring that a redemption request is in proper form. The financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust's transfer agent and may charge for its services. Redemption proceeds will be forwarded to the financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in shares of the PIMCO Senior Floating Rate Fund will be subject to a "redemption fee" on redemptions and exchanges of 1.00% of the net asset value of the shares redeemed or exchanged. Redemption fees will only be charged on shares redeemed or exchanged within 30 calendar days (the "Holding Period") after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee ("Free Shares"), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fulfill the redemption order, and in cases where a shareholder holds shares acquired on different dates, the first-in/first-out ("FIFO") method will be used to determine which additional shares are being redeemed, and therefore whether a redemption fee is payable. As a result, Free Shares will be redeemed prior to PIMCO Senior Floating Rate Fund shares that are subject to the fee. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the redemption fee to the Fund, depending upon such financial intermediaries' trade processing procedures and systems.

A new Holding Period begins the day following each acquisition of shares through a purchase or exchange (other than a Share Class Conversion (as defined below)). With respect to a Share Class Conversion (as defined below), a shareholder's Holding Period for the class of shares purchased will include the Holding Period of the other class of shares redeemed.

The purpose of redemption fees is to deter excessive, short term trading and other abusive trading practices as described above under "Abusive Trading Practices" and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. Redemption fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. The purpose of redemption fees is also to eliminate or reduce so far as practicable any dilution of the value of the outstanding securities issued by the PIMCO Senior Floating Rate Fund. Redemption fees are paid to and retained by the PIMCO Senior Floating Rate Fund to defray certain costs described above and are not paid to or retained by PIMCO or the Distributor. Redemption fees are not sales loads or contingent deferred sales charges.

Waivers of Redemption Fees. In the following situations, the PIMCO Senior Floating Rate Fund has elected not to impose the redemption fee:

  redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
  redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);
  certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);
  redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;
  redemptions or exchanges in a discretionary asset allocation or wrap program ("wrap programs") that are made as a result of a full withdrawal from the wrap program;
  redemptions or exchanges by "Lifestyle Funds" (funds that have a predetermined asset mix tailored to the level of risk and return desired by particular investors) or participant accounts in defined contribution plans utilizing a similar model;
  redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant directed retirement plan, or any other employee benefit plan or account qualified under Section 401 of the Code;
  redemptions or exchanges in connection with distributions from a 529 plan;
  involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees;
  redemptions and exchanges effected by other mutual funds that are sponsored by PIMCO or its affiliates; and otherwise as PIMCO or the Trust may determine in their sole discretion.

Additionally, no redemption fee applies to a redemption of shares of any class of the PIMCO Senior Floating Rate Fund where the entirety of the proceeds of such redemption are immediately invested in another share class of the Fund (a "Share Class Conversion").

Applicability of Redemption Fees in Certain Participant- Directed Retirement Plans. Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made by a defined contribution plan in redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan;
5) redemptions made in connection with a participant's termination of employment; or 6) redemptions or exchanges where the application of a redemption fee would cause the Fund, or an asset allocation program of which the Fund is a part, to fail to be considered a "qualified default investment alternative" under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. Redemption fees generally will apply to other participant-directed redemptions and exchanges.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the PIMCO Senior Floating Rate Fund's shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the PIMCO Senior Floating Rate Fund, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 30 days' notice of any material changes to the redemption fee, unless otherwise permitted by law.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp will be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact PIMCO Funds for additional details regarding the Funds' signature validation requirements.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application Form to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

  Institutional Class, Class M, Class P and Administrative Class. The Trust reserves the right to redeem Institutional Class, Class M, Class P and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 60 days to bring the value of its account up to at least $100,000.

  Class D. Investors should maintain an account balance in each Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor's balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem an investor's remaining shares and close that Fund account after giving the investor at least 60 days to increase the account balance. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or if the aggregate value of all the investor's holdings in PIMCO Equity Series and PIMCO Funds accounts exceeds $50,000.

Exchange Privilege

An investor may exchange each class of shares of a Fund for shares of the same class of any other fund of the Trust that offers that class based on the respective NAVs of the shares involved. An investor may also exchange Class M shares of a Fund for Institutional Class shares of any other fund of the Trust that offers Institutional Class shares based on the respective NAVs of the shares involved. An investor may also exchange shares of a Fund for shares of the same class of a fund of PIMCO Equity Series. Class M shares of a Fund may also be exchanged for Institutional Class shares of a fund of PIMCO Equity Series. Requests to exchange shares of the PIMCO Government Money Market or PIMCO Treasury Money Market Funds for shares of other funds of the Trust, PIMCO Equity Series received after 4:00 p.m., Eastern time, will be effected at the next day's NAV for those funds. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

An investor may exchange Institutional Class, Class M, Class P and Administrative Class shares of a Fund by following the redemption procedure described above under "Redemptions in Writing" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may exchange or obtain additional information about exchange privileges for Class D shares by contacting the investor's financial service firm. The financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

Shares of the Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge, as described in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege.

Exchanges of shares of the PIMCO Senior Floating Rate Fund held less than 30 days may be subject to a redemption fee. See "Redemption Fees."

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-927-4648. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

How Fund Shares Are Priced

The NAV of a Fund's Institutional Class, Class M, Class P, Administrative Class and Class D shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Except for the PIMCO Government Money Market and the PIMCO Treasury Money Market Funds, each Fund's shares are valued as of the NYSE Close on each day that the NYSE is open. PIMCO Government Money Market Fund and PIMCO Treasury Money Market Fund shares are valued as of 5:30 p.m., Eastern time, on each day the NYSE and Federal Reserve are open. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

Except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies, a Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign securities that do not trade when the NYSE is open are also valued at fair value. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid and asked price in the market for such loans, as provided by a loan pricing service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

The PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds' securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pur-
suant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds' use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of a Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The following table shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly
All Funds other than the PIMCO Convertible Fund	•
PIMCO Convertible Fund		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application Form, by phone or by submitting a written request signed by an Authorized Person indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust, PIMCO Equity Series which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

With respect to the Funds whose policy it is to declare dividends daily (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds), if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

With respect to the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, if a purchase order for shares is received prior to 2:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 2:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day. If shares are redeemed, dividends will stop accruing the day prior to the day the shares are redeemed.

A Class D shareholder may choose from the following distribution options:

A Class D shareholder may choose from the following distribution options. You should contact your financial intermediary for details:

  Reinvest all distributions in additional shares of the same class of the same Fund at NAV. You do not pay any sales charges on shares received through the reinvestment of Fund distributions.
  Invest all distributions in Class D shares of any other fund of the Trust or PIMCO Equity Series, which offers Class D shares at NAV.
  Receive all distributions in cash consistent with the investment objective of the Fund.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Infor-mation for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in each Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive unless the distribution is derived from tax-exempt income and is designated as an "exempt-interest dividend."

  Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. Under current law (scheduled to expire after 2012), a portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

Fund taxable distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

  Taxes on Redemption or Exchanges of Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

  Returns of Capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

  A Note on the PIMCO Real Return Fund. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund's gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

  A Note on the Municipal Funds. Dividends paid to shareholders of the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO New York Municipal Bond and PIMCO Short Duration Municipal Income Funds (collectively, the "Municipal Funds") and derived from Municipal Bond interest are expected to be designated by the Funds as "exempt-interest dividends" and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for "exempt-interest dividends" from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes although the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund and PIMCO New York Municipal Bond Fund intend to arrange their affairs so that a portion of such distributions will be exempt from state taxes in the respective state. Each Municipal Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. The interest on "private activity" bonds is a tax-preference item for purposes of the federal alternative minimum tax. As a result, for shareholders that are subject to the alternative minimum tax, income derived from "private activity" bonds will not be exempt from federal income tax. The Municipal Funds seek to produce income that is generally exempt from federal income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to federal income tax. Further, the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income and PIMCO New York Municipal Bond Funds seek to produce income that is generally exempt from the relevant state's income tax and will not provide any state tax benefit to individuals that are not subject to that state's income tax.

  A Note on the PIMCO Unconstrained Tax Managed Bond Fund. Dividends paid to shareholders of the Fund are expected to be designated by the Fund as "exempt-interest dividends" to the extent that such dividends are derived from Municipal Bond interest and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for "exempt-interest dividends" from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax and will be subject to state tax in most states. The payment of a portion of the Fund's dividends as dividends exempt from federal income tax will not provide additional tax benefits to investors in tax-sheltered retirement plans or individuals not subject to federal income tax.

  Backup Withholding. Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Any foreign shareholders would (with certain exceptions) generally be subject to U. S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Investment Selection

Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund's investments and capital appreciation, if any, arising from increases in the market value of a Fund's holdings. Capital appreciation of Fixed Income Instruments generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting investments for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other investment selection techniques. The proportion of a Fund's assets committed to investments with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

  securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
  corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
  mortgage-backed and other asset-backed securities;
  inflation-indexed bonds issued both by governments and corporations;
  structured notes, including hybrid or "indexed" securities and event-linked bonds;
  bank capital and trust preferred securities;
  loan participations and assignments;
  delayed funding loans and revolving credit facilities;
  bank certificates of deposit, fixed time deposits and bankers' acceptances;
  repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
  debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
  obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
  obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds (other than the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities).

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Funds' shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal Bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Funds (except the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying Municipal Bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The PIMCO Senior Floating Rate Fund may invest up to 5% of its total assets in mortgage- or asset-backed securities.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. Each Fund (except the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest up to 5% of its total assets in any combination of mortgage-related or other asset backed IO, PO, or inverse floater securities.

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Bank Capital Securities and Trust Preferred Securities

There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust preferred securities have the characteristics of both subordinated debt and preferred stock. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

Cash Equivalent Securities

The PIMCO Total Return Fund IV may invest in cash equivalent securities. Cash equivalent securities are defined as investment grade securities with a duration of less than one year.

High Yield Securities

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. The PIMCO Convertible, PIMCO Diversified Income, PIMCO Emerging Local Bond, PIMCO Emerging Markets Corporate Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Currency, PIMCO Global Advantage Strategy Bond, PIMCO High Yield Municipal Bond, PIMCO Unconstrained Bond and PIMCO Unconstrained Tax Managed Bond Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, each Fund (except the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in convertible securities and equity securities. The PIMCO Total Return Fund and the PIMCO Total Return Fund IV may not purchase common stock, but this limitation does not prevent the Funds from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations). The PIMCO High Yield Spectrum Fund may invest in convertible securities and equity securities, including up to 5% of its total assets in common stock and 15% of its total assets in preferred stock. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

Each Fund (except the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income, PIMCO Total Return II and PIMCO Treasury Money Market Funds) may invest in securities and instruments that are economically tied to foreign (non- U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

  Emerging Market Securities. Each Fund that may invest in foreign (non-U.S.) securities (other than the PIMCO Money Market Fund) may invest in securities and instruments that are economically tied to emerging market countries. The PIMCO High Yield Spectrum Fund may invest without limit in securities and instruments of corporate issuers economically tied to emerging market countries and may invest up to 10% of its total assets in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities, that are economically tied to emerging market countries. The PIMCO Senior Floating Rate Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Short-Term Fund may invest up to 5% of its total assets in such securities and instruments, and each other Fund is subject to the limitation on investment in emerging market securities and instruments noted in the Fund's Fund Summary. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund (except the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Money Market, PIMCO Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO Treasury Money Market Funds) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

  Foreign Currency Transactions. Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. The PIMCO Total Return Fund IV may not engage in options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which a Fund has valued the agreements are considered illiquid securities. The PIMCO Total Return Fund IV will limit investments in repurchase agreements to 50% of the total assets of the Fund.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund (except the PIMCO Government Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. The PIMCO Total Return Fund IV may enter into dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund (except the PIMCO Global Bond Fund (U.S. Dollar-Hedged) and the PIMCO Total Return Fund IV) may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. The PIMCO Global Bond Fund (U.S. Dollar-Hedged) and the PIMCO Total Return Fund IV may not borrow in excess of 10% of the value of their respective total assets and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

Derivatives

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market, and PIMCO Treasury Money Market Funds) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest some or all of its assets in derivative instruments. The PIMCO Total Return Fund IV will seek to limit exposure to interest rate swaps to 10% of its total assets and will limit exposure to credit default swaps to 5% of its total assets. The PIMCO Total Return Fund IV will not invest in options. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange traded fund would not correlate perfectly with the index upon which the exchange traded fund is based because the fund's return is net of fees and expenses. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Exchange-Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund (except the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Money Market, PIMCO Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO Treasury Money Market Funds) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or "earmark" assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could realize a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date. The PIMCO Total Return Fund IV will segregate or "earmark" cash equivalent securities to cover obligations associated with forward commitments, including to be announced mortgage-backed securities.

Investment in Other Investment Companies

Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio ("PAPS Short-Term Floating NAV Portfolio"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity Fixed Income Instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Small-Cap and Mid-Cap Companies

Certain Funds may invest in small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund's investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale (other than a "short sale against the box") must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.  A Fund (except the PIMCO Total Return Fund IV) may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. The PIMCO Total Return Fund IV will limit short sales, including short exposures obtained using derivative instruments, to 10% of its total assets. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

Each Fund may invest up to 15% of its net assets (5% of total assets in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund (except the PIMCO Total Return Fund IV) may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Please see a Fund's "Fund Summary—Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environment warrants, and at the discretion of its portfolio manager, some portion of the PIMCO Government Money Market and PIMCO Treasury Money Market Funds' total net assets may be uninvested. Such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low, or where no interest rate is paid at all. In such case, Fund assets will be held in cash in the Fund's custody account. Cash assets are not income-generating and would impact a Fund's current yield.

Changes in Investment Objectives and Policies

The investment objectives of the PIMCO California Short Duration Municipal Income, PIMCO Emerging Markets Currency, PIMCO Emerging Local Bond, PIMCO Emerging Markets Corporate Bond, PIMCO Extended Duration, PIMCO Floating Income, PIMCO Foreign Bond (Unhedged), PIMCO Global Advantage Strategy Bond, PIMCO Global Bond (U.S. Dollar-Hedged), PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Income, PIMCO Long Duration Total Return, PIMCO Long-Term Credit, PIMCO Total Return IV, PIMCO Treasury Money Market, PIMCO Unconstrained Bond and PIMCO Unconstrained Tax Managed Bond Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Each of the PIMCO Convertible, PIMCO Emerging Local Bond, PIMCO Emerging Markets Corporate Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Currency, PIMCO Floating Income, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Advantage Strategy Bond, PIMCO Global Bond (Unhedged), PIMCO Global Bond (U.S. Dollar-Hedged), PIMCO GNMA, PIMCO Government Money Market, PIMCO High Yield Spectrum, PIMCO Investment Grade Corporate Bond, PIMCO Long-Term Credit, PIMCO Long-Term U.S. Government Bond, PIMCO Mortgage-Backed Securities, PIMCO Senior Floating Rate, PIMCO Treasury Money Market, PIMCO Unconstrained Bond and PIMCO Unconstrained Tax-Managed Bond Funds has adopted a non-fundamental investment policy, and each of the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO New York Municipal Bond and PIMCO Short Duration Municipal Income Funds has adopted a fundamental investment policy, to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, Class M, Class P, Administrative Class and Class D shares of each Fund for the last five fiscal years or, if shorter, the period, since a Fund or class commenced operations. Certain information reflects financial results for a single Fund share. Because the PIMCO Senior Floating Rate Fund, PIMCO Total Return Fund IV and PIMCO Treasury Money Market Fund had not commenced operations during the periods shown, financial performance information is not provided for the Funds. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's Web site at www.pimco.com/investments. Note: All footnotes to the financial highlights table appear at the end of the tables.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO California Intermediate Municipal Bond Fund
Institutional Class
03/31/2011	$9.39	$0.36	$(0.10)	$0.26	$(0.36)	$0.00	$(0.36)	$9.29	2.75%	$46,484	0.445%		0.445%		0.445%		0.445%		3.77%		22%
03/31/2010	8.72	0.37	0.67	1.04	(0.37)	0.00	(0.37)	9.39	12.12	46,641	0.445		0.445		0.445		0.445		4.06		47
03/31/2009	9.47	0.39	(0.73)	(0.34)	(0.41)	0.00	(0.41)	8.72	(3.67)	65,751	0.445		0.445		0.445		0.445		4.34		72
03/31/2008	9.93	0.41	(0.47)	(0.06)	(0.40)	0.00	(0.40)	9.47	(0.60)	106,867	0.445		0.445		0.445		0.445		4.24		37
03/31/2007	9.83	0.40	0.10	0.50	(0.40)	0.00	(0.40)	9.93	5.14	101,792	0.445		0.445		0.445		0.445		4.01		59
Class P
03/31/2011	9.39	0.35	(0.10)	0.25	(0.35)	0.00	(0.35)	9.29	2.65	3,676	0.545		0.545		0.545		0.545		3.69		22
03/31/2010	8.72	0.36	0.67	1.03	(0.36)	0.00	(0.36)	9.39	12.01	1,562	0.545		0.545		0.545		0.545		3.86		47
04/30/2008 - 03/31/2009	9.50	0.36	(0.77)	(0.41)	(0.37)	0.00	(0.37)	8.72	(4.40)	9	0.545	*	0.545	*	0.545	*	0.545	*	4.37	*	72
Class D
03/31/2011	9.39	0.33	(0.10)	0.23	(0.33)	0.00	(0.33)	9.29	2.41	5,637	0.775		0.775		0.775		0.775		3.46		22
03/31/2010	8.72	0.34	0.67	1.01	(0.34)	0.00	(0.34)	9.39	11.76	5,096	0.775		0.775		0.775		0.775		3.69		47
03/31/2009	9.47	0.37	(0.74)	(0.37)	(0.38)	0.00	(0.38)	8.72	(3.99)	2,958	0.775		0.775		0.775		0.775		4.05		72
03/31/2008	9.93	0.38	(0.47)	(0.09)	(0.37)	0.00	(0.37)	9.47	(0.95)	1,961	0.795	(b)	0.795	(b)	0.795	(b)	0.795	(b)	3.87		37
03/31/2007	9.83	0.36	0.10	0.46	(0.36)	0.00	(0.36)	9.93	4.74	2,358	0.825		0.825		0.825		0.825		3.63		59

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO California Short Duration Municipal Income Fund
Institutional Class
03/31/2011	$10.13	$0.15	$(0.03)	$0.12	$(0.15)	$0.00	$0.00	$(0.15)	$10.10	1.22%	$79,778	0.33%		0.33%		0.33%		0.33%		1.49%		64%
03/31/2010	9.99	0.20	0.14	0.34	(0.20)	0.00	0.00	(0.20)	10.13	3.46	106,163	0.33	(c)	0.33	(c)	0.33	(c)	0.33	(c)	1.98		59
03/31/2009	9.99	0.28	0.02	0.30	(0.30)	0.00	0.00	(0.30)	9.99	3.03	88,779	0.35		0.35		0.35		0.35		2.81		173
03/31/2008	10.04	0.35	(0.05)	0.30	(0.35)	0.00	0.00	(0.35)	9.99	3.05	10,825	0.35		0.35		0.35		0.35		3.45		92
08/31/2006 - 03/31/2007	10.00	0.19	0.04	0.23	(0.19)	0.00	0.00	(0.19)	10.04	2.33	2,884	0.35	*	1.80	*	0.35	*	1.80	*	3.29	*	83
Class P
03/31/2011	10.13	0.14	(0.03)	0.11	(0.14)	0.00	0.00	(0.14)	10.10	1.12	32,047	0.43		0.43		0.43		0.43		1.39		64
03/31/2010	9.99	0.17	0.16	0.33	(0.19)	0.00	0.00	(0.19)	10.13	3.36	24,454	0.44	(c)	0.44	(c)	0.44	(c)	0.44	(c)	1.64		59
05/30/2008 - 03/31/2009	9.99	0.21	0.03	0.24	(0.24)	0.00	0.00	(0.24)	9.99	2.48	3,978	0.45	*	0.45	*	0.45	*	0.45	*	2.58	*	173
Class D
03/31/2011	10.13	0.11	(0.03)	0.08	(0.11)	0.00	0.00	(0.11)	10.10	0.81	6,655	0.73		0.73		0.73		0.73		1.10		64
03/31/2010	9.99	0.16	0.14	0.30	(0.16)	0.00	0.00	(0.16)	10.13	3.05	8,608	0.74	(c)	0.74	(c)	0.74	(c)	0.74	(c)	1.54		59
03/31/2009	9.99	0.24	0.02	0.26	(0.26)	0.00	0.00	(0.26)	9.99	2.62	4,812	0.75		0.75		0.75		0.75		2.40		173
03/31/2008	10.04	0.29	(0.03)	0.26	(0.31)	0.00	0.00	(0.31)	9.99	2.60	871	0.77	(b)	0.77	(b)	0.77	(b)	0.77	(b)	2.88		92
08/31/2006 - 03/31/2007	10.00	0.17	0.04	0.21	(0.17)	0.00	0.00	(0.17)	10.04	2.12	10	0.70	*	2.21	*	0.70	*	2.21	*	2.92	*	83
PIMCO Convertible Fund
Institutional Class
03/31/2011	$13.25	$0.27	$1.75	$2.02	$(0.89)	$0.00	$0.00	$(0.89)	$14.38	15.98%	$1,559,229	0.66%		0.66%		0.65%		0.65%		1.96%		43%
03/31/2010	8.31	0.73	4.62	5.35	(0.41)	0.00	0.00	(0.41)	13.25	64.89	498,336	0.65		0.65		0.65		0.65		6.78		203
03/31/2009	13.07	0.32	(4.83)	(4.51)	(0.25)	0.00	0.00	(0.25)	8.31	(35.02)	994,199	0.66		0.66		0.65		0.65		3.51		98
03/31/2008	13.74	0.28	(0.70)	(0.42)	(0.25)	0.00	0.00	(0.25)	13.07	(3.16)	333,851	0.76		0.76		0.65		0.65		1.99		149
03/31/2007	12.62	0.21	1.45	1.66	(0.54)	0.00	0.00	(0.54)	13.74	13.45	59,765	0.74		0.74		0.65		0.65		1.64		78
Class P
11/19/2010 - 03/31/2011	13.75	0.05	0.93	0.98	(0.36)	0.00	0.00	(0.36)	14.37	7.20	3,686	0.76	*	0.76	*	0.75	*	0.75	*	0.88	*	43
Administrative Class
03/31/2011	13.57	0.29	1.75	2.04	(0.84)	0.00	0.00	(0.84)	14.77	15.71	25,975	0.91		0.91		0.90		0.90		2.11		43
03/31/2010	8.51	0.94	4.53	5.47	(0.41)	0.00	0.00	(0.41)	13.57	64.68	58,040	0.90		0.90		0.90		0.90		7.47		203
03/31/2009	13.36	0.31	(4.96)	(4.65)	(0.20)	0.00	0.00	(0.20)	8.51	(35.24)	2,989	0.91		0.91		0.90		0.90		2.64		98
03/31/2008	14.04	0.23	(0.70)	(0.47)	(0.21)	0.00	0.00	(0.21)	13.36	(3.42)	12	1.05		1.05		0.90		0.90		1.63		149
03/31/2007	12.89	0.18	1.47	1.65	(0.50)	0.00	0.00	(0.50)	14.04	13.12	13	0.99		0.99		0.90		0.90		1.39		78
PIMCO Diversified Income Fund
Institutional Class
03/31/2011	$10.98	$0.60	$0.58	$1.18	$(0.66)	$0.00	$0.00	$(0.66)	$11.50	11.03%	$3,705,926	0.75%		0.75%		0.75%		0.75%		5.30%		95	%**
03/31/2010	8.51	0.55	2.54	3.09	(0.61)	0.00	(0.01)	(0.62)	10.98	37.21	2,416,831	0.76		0.76		0.75		0.75		5.44		259
03/31/2009	10.71	0.58	(1.94)	(1.36)	(0.63)	(0.21)	0.00	(0.84)	8.51	(12.92)	1,749,358	0.79		0.79		0.75		0.75		6.09		244
03/31/2008	11.13	0.63	(0.36)	0.27	(0.67)	(0.02)	0.00	(0.69)	10.71	2.50	2,113,025	0.83		0.83		0.75		0.75		5.79		234
03/31/2007	11.01	0.60	0.30	0.90	(0.63)	(0.15)	0.00	(0.78)	11.13	8.42	2,155,586	0.75		0.75		0.75		0.75		5.43		190
Class P
03/31/2011	10.98	0.59	0.58	1.17	(0.65)	0.00	0.00	(0.65)	11.50	10.92	49,878	0.85		0.85		0.85		0.85		5.18		95	**
03/31/2010	8.51	0.54	2.54	3.08	(0.60)	0.00	(0.01)	(0.61)	10.98	37.08	13,327	0.86		0.86		0.85		0.85		5.23		259
04/30/2008 - 03/31/2009	10.88	0.52	(2.12)	(1.60)	(0.56)	(0.21)	0.00	(0.77)	8.51	(14.81)	8	0.89	*	0.89	*	0.85	*	0.85	*	6.07	*	244
Administrative Class
03/31/2011	10.98	0.57	0.58	1.15	(0.63)	0.00	0.00	(0.63)	11.50	10.76	8,391	1.00		1.00		1.00		1.00		5.06		95	**
03/31/2010	8.51	0.53	2.54	3.07	(0.59)	0.00	(0.01)	(0.60)	10.98	36.87	6,954	1.01		1.01		1.00		1.00		5.20		259
03/31/2009	10.71	0.56	(1.95)	(1.39)	(0.60)	(0.21)	0.00	(0.81)	8.51	(13.14)	4,062	1.04		1.04		1.00		1.00		5.88		244
03/31/2008	11.13	0.60	(0.36)	0.24	(0.64)	(0.02)	0.00	(0.66)	10.71	2.25	4,759	1.08		1.08		1.00		1.00		5.54		234
03/31/2007	11.01	0.57	0.30	0.87	(0.60)	(0.15)	0.00	(0.75)	11.13	8.14	4,818	1.00		1.00		1.00		1.00		5.17		190
Class D
03/31/2011	10.98	0.56	0.58	1.14	(0.62)	0.00	0.00	(0.62)	11.50	10.59	65,567	1.15		1.15		1.15		1.15		4.89		95	**
03/31/2010	8.51	0.51	2.54	3.05	(0.57)	0.00	(0.01)	(0.58)	10.98	36.67	38,747	1.16		1.16		1.15		1.15		5.01		259
03/31/2009	10.71	0.54	(1.94)	(1.40)	(0.59)	(0.21)	0.00	(0.80)	8.51	(13.26)	18,412	1.19		1.19		1.15		1.15		5.67		244
03/31/2008	11.13	0.59	(0.37)	0.22	(0.62)	(0.02)	0.00	(0.64)	10.71	2.10	28,357	1.23		1.23		1.15		1.15		5.39		234
03/31/2007	11.01	0.55	0.30	0.85	(0.58)	(0.15)	0.00	(0.73)	11.13	7.99	31,332	1.15		1.15		1.15		1.15		5.01		190

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(c)	Effective October 1, 2009, the Fund's advisory fee was reduced by 0.02% to 0.18%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Emerging Local Bond Fund
Institutional Class
03/31/2011	$10.38	$0.52	$0.61	$1.13	$(0.79)	$0.00	$0.00	$(0.79)	$10.72	11.26%	$4,184,389	0.90%		0.90%		0.90%		0.90%		4.95%		24	%**
03/31/2010	7.77	0.56	2.68	3.24	(0.63)	0.00	0.00	(0.63)	10.38	42.71	1,950,140	0.92	(b)	0.92	(b)	0.92	(b)	0.92	(b)	5.85		174
03/31/2009	9.87	0.52	(2.10)	(1.58)	(0.14)	0.00	(0.38)	(0.52)	7.77	(16.41)	1,510,836	0.95		0.95		0.95		0.95		6.03		78
03/31/2008	9.99	0.67	0.64	1.31	(0.70)	(0.73)	0.00	(1.43)	9.87	13.55	1,653,663	0.95		0.95		0.95		0.95		6.53		67
12/29/2006 - 03/31/2007	10.00	0.15	(0.03)	0.12	(0.13)	0.00	0.00	(0.13)	9.99	1.24	622,414	1.15	*	1.20	*	1.14	*	1.18	*	6.13	*	15
Class P
03/31/2011	10.38	0.51	0.61	1.12	(0.78)	0.00	0.00	(0.78)	10.72	11.14	983,357	1.00		1.00		1.00		1.00		4.78		24	**
03/31/2010	7.77	0.54	2.70	3.24	(0.63)	0.00	0.00	(0.63)	10.38	42.65	70,278	1.02	(c)	1.02	(c)	1.02	(c)	1.02	(c)	5.41		174
05/30/2008 - 03/31/2009	9.91	0.38	(2.10)	(1.72)	(0.07)	0.00	(0.35)	(0.42)	7.77	(17.62)	656	1.05	*	1.05	*	1.05	*	1.05	*	5.83	*	78
Administrative Class
03/31/2011	10.38	0.50	0.61	1.11	(0.77)	0.00	0.00	(0.77)	10.72	10.97	196,741	1.15		1.15		1.15		1.15		4.73		24	**
03/31/2010	7.77	0.52	2.70	3.22	(0.61)	0.00	0.00	(0.61)	10.38	42.38	252,079	1.17	(b)	1.17	(b)	1.17	(b)	1.17	(b)	5.16		174
03/31/2009	9.87	0.56	(2.16)	(1.60)	(0.08)	0.00	(0.42)	(0.50)	7.77	(16.63)	1,026	1.20		1.20		1.20		1.20		5.84		78
10/16/2007 - 03/31/2008	10.65	0.28	(0.02)	0.26	(0.31)	(0.73)	0.00	(1.04)	9.87	2.55	17,690	1.20	*	1.20	*	1.20	*	1.20	*	6.23	*	67
Class D
03/31/2011	10.38	0.48	0.60	1.08	(0.74)	0.00	0.00	(0.74)	10.72	10.75	875,805	1.35		1.35		1.35		1.35		4.50		24	**
03/31/2010	7.77	0.51	2.69	3.20	(0.59)	0.00	0.00	(0.59)	10.38	42.12	507,104	1.35		1.35		1.35		1.35		5.09		174
03/31/2009	9.87	0.51	(2.12)	(1.61)	(0.09)	0.00	(0.40)	(0.49)	7.77	(16.74)	4,698	1.35		1.35		1.35		1.35		5.63		78
07/31/2007 - 03/31/2008	10.27	0.40	0.43	0.83	(0.50)	(0.73)	0.00	(1.23)	9.87	8.27	11,040	1.32	*	1.32	*	1.32	*	1.32	*	6.00	*	67
PIMCO Emerging Markets Bond Fund
Institutional Class
03/31/2011	$10.64	$0.52	$0.49	$1.01	$(0.56)	$0.00	$0.00	$(0.56)	$11.09	9.68%	$2,328,606	0.83%		0.83%		0.83%		0.83%		4.75%		100	%**
03/31/2010	8.55	0.55	2.14	2.69	(0.12)	0.00	(0.48)	(0.60)	10.64	32.21	1,999,540	0.85	(d)	0.85	(d)	0.84	(d)	0.84	(d)	5.58		185
03/31/2009	10.68	0.59	(1.93)	(1.34)	(0.69)	(0.10)	0.00	(0.79)	8.55	(12.67)	1,815,799	0.88		0.88		0.85		0.85		6.29		220
03/31/2008	11.13	0.60	(0.07)	0.53	(0.65)	(0.33)	0.00	(0.98)	10.68	4.99	2,624,644	0.85		0.85		0.85		0.85		5.51		148
03/31/2007	11.14	0.58	0.57	1.15	(0.62)	(0.54)	0.00	(1.16)	11.13	10.76	1,758,895	0.85		0.85		0.85		0.85		5.25		238
Class P
03/31/2011	10.64	0.51	0.49	1.00	(0.55)	0.00	0.00	(0.55)	11.09	9.57	219,160	0.93		0.93		0.93		0.93		4.63		100	**
03/31/2010	8.55	0.53	2.15	2.68	(0.10)	0.00	(0.49)	(0.59)	10.64	32.08	67,526	0.95	(e)	0.95	(e)	0.94	(e)	0.94	(e)	5.23		185
04/30/2008 - 03/31/2009	10.79	0.54	(2.06)	(1.52)	(0.62)	(0.10)	0.00	(0.72)	8.55	(14.12)	48	0.98	*	0.98	*	0.95	*	0.95	*	6.6	*	220
Administrative Class
03/31/2011	10.64	0.49	0.50	0.99	(0.54)	0.00	0.00	(0.54)	11.09	9.41	22,944	1.08		1.08		1.08		1.08		4.44		100	**
03/31/2010	8.55	0.53	2.14	2.67	(0.10)	0.00	(0.48)	(0.58)	10.64	31.88	14,172	1.10	(d)	1.10	(d)	1.09	(d)	1.09	(d)	5.30		185
03/31/2009	10.68	0.55	(1.92)	(1.37)	(0.66)	(0.10)	0.00	(0.76)	8.55	(12.89)	9,601	1.13		1.13		1.10		1.10		6.13		220
03/31/2008	11.13	0.57	(0.07)	0.50	(0.62)	(0.33)	0.00	(0.95)	10.68	4.72	18,827	1.10		1.10		1.10		1.10		5.26		148
03/31/2007	11.14	0.56	0.56	1.12	(0.59)	(0.54)	0.00	(1.13)	11.13	10.48	30,661	1.10		1.10		1.10		1.10		5.00		238
Class D
03/31/2011	10.64	0.48	0.49	0.97	(0.52)	0.00	0.00	(0.52)	11.09	9.22	354,029	1.25		1.25		1.25		1.25		4.31		100	**
03/31/2010	8.55	0.51	2.14	2.65	(0.08)	0.00	(0.48)	(0.56)	10.64	31.67	233,530	1.26		1.26		1.25		1.25		5.10		185
03/31/2009	10.68	0.55	(1.93)	(1.38)	(0.65)	(0.10)	0.00	(0.75)	8.55	(13.02)	113,093	1.28		1.28		1.25		1.25		5.81		220
03/31/2008	11.13	0.56	(0.07)	0.49	(0.61)	(0.33)	0.00	(0.94)	10.68	4.58	176,334	1.25		1.25		1.25		1.25		5.11		148
03/31/2007	11.14	0.54	0.57	1.11	(0.58)	(0.54)	0.00	(1.12)	11.13	10.33	202,100	1.25		1.25		1.25		1.25		4.87		238

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2009, the Fund's supervisory and administrative fee was reduced by 0.05% to an annual rate of 0.45%.
(c)	Effective October 1, 2009, the Fund's supervisory and administrative fee was reduced by 0.05% to an annual rate of 0.55%.
(d)	Effective October 1, 2009, the Fund's supervisory and administrative fee was reduced by 0.02% to an annual rate of 0.38%.
(e)	Effective October 1, 2009, the Fund's supervisory and administrative fee was reduced by 0.02% to an annual rate of 0.48%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Emerging Markets Corporate Bond Fund†
Institutional Class
03/31/2011	$11.29	$0.53	$0.38	$0.91	$(0.55)	$(0.25)	$0.00	$(0.80)	$11.40	8.29%	$338,331	1.25%		1.25%		1.25%		1.25%		4.65%		135	%**
07/01/2009 - 03/31/2010	10.00	0.48	1.33	1.81	(0.47)	(0.05)	0.00	(0.52)	11.29	18.50	162,653	1.25	*	1.40	*	1.25	*	1.40	*	5.8	*	119
Class P
10/15/2010 - 03/31/2011	11.85	0.24	(0.19)	0.05	(0.25)	(0.25)	0.00	(0.50)	11.40	0.50	13,611	1.35	*	1.35	*	1.35	*	1.35	*	4.71	*	135	**
PIMCO Emerging Markets Currency Fund^
Institutional Class
03/31/2011	$10.24	$0.20	$0.64	$0.84	$(0.20)	$0.00	$0.00	$(0.20)	$10.88	8.36%	$3,745,530	0.86%		0.86%		0.85%		0.85%		1.96%		31	%**
03/31/2010	8.07	0.23	2.17	2.40	(0.15)	0.00	(0.08)	(0.23)	10.24	29.94	2,111,435	0.85		0.85		0.85		0.85		2.34		190
03/31/2009	10.81	0.39	(2.57)	(2.18)	(0.37)	(0.19)	0.00	(0.56)	8.07	(20.61)	1,556,487	0.85		0.85		0.85		0.85		3.95		95
03/31/2008	10.79	0.51	1.05	1.56	(0.51)	(1.03)	0.00	(1.54)	10.81	15.10	4,266,684	0.85		0.85		0.85		0.85		4.64		31
03/31/2007	10.46	0.48	0.58	1.06	(0.48)	(0.25)	0.00	(0.73)	10.79	10.45	2,862,054	0.85		0.85		0.85		0.85		4.55		11
Class P
03/31/2011	10.24	0.19	0.64	0.83	(0.19)	0.00	0.00	(0.19)	10.88	8.25	107,051	0.96		0.96		0.95		0.95		1.87		31	**
03/31/2010	8.07	0.21	2.18	2.39	(0.14)	0.00	(0.08)	(0.22)	10.24	29.82	75,682	0.95		0.95		0.95		0.95		2.06		190
04/30/2008 - 03/31/2009	10.92	0.33	(2.67)	(2.34)	(0.32)	(0.19)	0.00	(0.51)	8.07	(21.73)	8	0.95	*	0.95	*	0.95	*	0.95	*	3.76	*	95
Administrative Class
03/31/2011	10.24	0.18	0.64	0.82	(0.18)	0.00	0.00	(0.18)	10.88	8.09	35,051	1.11		1.11		1.10		1.10		1.68		31	**
03/31/2010	8.07	0.20	2.18	2.38	(0.13)	0.00	(0.08)	(0.21)	10.24	29.62	5,867	1.10		1.10		1.10		1.10		2.14		190
03/31/2009	10.81	0.38	(2.59)	(2.21)	(0.34)	(0.19)	0.00	(0.53)	8.07	(20.83)	4,965	1.10		1.10		1.10		1.10		3.68		95
03/31/2008	10.79	0.44	1.10	1.54	(0.49)	(1.03)	0.00	(1.52)	10.81	14.83	24,961	1.10		1.10		1.10		1.10		4.03		31
09/30/2006 - 03/31/2007	10.48	0.23	0.56	0.79	(0.23)	(0.25)	0.00	(0.48)	10.79	8.09	11	1.10	*	1.10	*	1.10	*	1.10	*	4.39	*	11
Class D
03/31/2011	10.24	0.16	0.64	0.80	(0.16)	0.00	0.00	(0.16)	10.88	7.93	378,604	1.26		1.26		1.25		1.25		1.57		31	**
03/31/2010	8.07	0.19	2.17	2.36	(0.11)	0.00	(0.08)	(0.19)	10.24	29.43	284,522	1.25		1.25		1.25		1.25		1.92		190
03/31/2009	10.81	0.36	(2.58)	(2.22)	(0.33)	(0.19)	0.00	(0.52)	8.07	(20.93)	145,921	1.25		1.25		1.25		1.25		3.57		95
03/31/2008	10.79	0.46	1.06	1.52	(0.47)	(1.03)	0.00	(1.50)	10.81	14.65	565,027	1.25		1.25		1.25		1.25		4.20		31
03/31/2007	10.46	0.44	0.58	1.02	(0.44)	(0.25)	0.00	(0.69)	10.79	10.01	352,533	1.25		1.25		1.25		1.25		4.13		11
PIMCO Extended Duration Fund
Institutional Class
03/31/2011	$7.39	$0.33	$0.39	$0.72	$(0.32)	$(0.30)	$0.00	$(0.62)	$7.49	9.48%	$381,563	0.51%		0.51%		0.50%		0.50%		3.94%		412	%**
03/31/2010	12.56	0.42	(2.38)	(1.96)	(0.44)	(2.77)	0.00	(3.21)	7.39	(16.80)	324,253	0.50		0.50		0.50		0.50		4.42		615
03/31/2009	10.90	0.44	2.08	2.52	(0.43)	(0.43)	0.00	(0.86)	12.56	23.62	195,036	0.57		0.57		0.50		0.50		3.88		780
03/31/2008	9.94	0.44	1.00	1.44	(0.45)	(0.03)	0.00	(0.48)	10.90	14.96	169,454	0.50		0.50		0.50		0.50		4.24		239
08/31/2006 - 03/31/2007	10.00	0.27	0.02	0.29	(0.27)	(0.08)	0.00	(0.35)	9.94	2.82	3,083	0.57	*	1.90	*	0.50	*	1.83	*	4.53	*	298
Class P
03/31/2011	7.39	0.32	0.39	0.71	(0.31)	(0.30)	0.00	(0.61)	7.49	9.37	1,016	0.61		0.61		0.60		0.60		3.82		412	**
03/31/2010	12.56	0.41	(2.38)	(1.97)	(0.43)	(2.77)	0.00	(3.20)	7.39	(16.87)	881	0.60		0.60		0.60		0.60		4.29		615
09/11/2008 - 03/31/2009	11.21	0.26	1.76	2.02	(0.24)	(0.43)	0.00	(0.67)	12.56	18.01	978	0.66	*	0.66	*	0.60	*	0.60	*	3.79	*	780

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
†	Prior to June 8, 2011, the Fund's name was PIMCO Emerging Markets and Infrastructure Bond Fund.
^	Prior to August 16, 2011, the Fund's name was PIMCO Developing Local Markets Fund.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Floating Income Fund
Institutional Class
03/31/2011	$9.04	$0.37	$0.10	$0.47	$(0.36)	$0.00	$0.00	$(0.36)	$9.15	5.32%	$2,454,395	0.55%		0.55%		0.55%		0.55%		4.05%		40	%**
03/31/2010	7.00	0.42	2.12	2.54	(0.50)	0.00	0.00	(0.50)	9.04	37.08	354,497	0.55		0.55		0.55		0.55		5.21		318
03/31/2009	9.05	0.44	(2.03)	(1.59)	0.00	0.00	(0.46)	(0.46)	7.00	(18.10)	622,953	0.63		0.63		0.55		0.55		5.25		245
03/31/2008	10.55	0.55	(1.27)	(0.72)	(0.64)	(0.12)	(0.02)	(0.78)	9.05	(7.27)	1,527,238	0.56		0.56		0.55		0.55		5.42		111
03/31/2007	10.39	0.53	0.32	0.85	(0.64)	(0.05)	0.00	(0.69)	10.55	8.48	4,578,703	0.55		0.55		0.55		0.55		5.05		138
Class P
03/31/2011	9.04	0.37	0.09	0.46	(0.35)	0.00	0.00	(0.35)	9.15	5.22	74,764	0.65		0.65		0.65		0.65		4.07		40	**
03/31/2010	7.00	0.42	2.11	2.53	(0.49)	0.00	0.00	(0.49)	9.04	36.94	19,879	0.65		0.65		0.65		0.65		4.87		318
04/30/2008 - 03/31/2009	9.43	0.38	(2.40)	(2.02)	0.00	0.00	(0.41)	(0.41)	7.00	(21.44)	8	0.73	*	0.73	*	0.65	*	0.65	*	5.21	*	245
Administrative Class
03/31/2011	9.04	0.35	0.10	0.45	(0.34)	0.00	0.00	(0.34)	9.15	5.06	264	0.80		0.80		0.80		0.80		3.83		40	**
03/31/2010	7.00	0.40	2.12	2.52	(0.48)	0.00	0.00	(0.48)	9.04	36.77	49	0.80		0.80		0.80		0.80		4.69		318
03/31/2009	9.05	0.41	(2.02)	(1.61)	0.00	0.00	(0.44)	(0.44)	7.00	(18.30)	8	0.88		0.88		0.80		0.80		5.07		245
03/31/2008	10.55	0.52	(1.26)	(0.74)	(0.62)	(0.12)	(0.02)	(0.76)	9.05	(7.48)	9	0.81		0.81		0.80		0.80		4.98		111
03/31/2007	10.39	0.51	0.32	0.83	(0.62)	(0.05)	0.00	(0.67)	10.55	8.21	10,754	0.80		0.80		0.80		0.80		4.82		138
Class D
03/31/2011	9.04	0.34	0.09	0.43	(0.32)	0.00	0.00	(0.32)	9.15	4.90	74,448	0.95		0.95		0.95		0.95		3.79		40	**
03/31/2010	7.00	0.39	2.12	2.51	(0.47)	0.00	0.00	(0.47)	9.04	36.55	46,462	0.95		0.95		0.95		0.95		4.66		318
03/31/2009	9.05	0.41	(2.03)	(1.62)	0.00	0.00	(0.43)	(0.43)	7.00	(18.42)	17,493	1.03		1.03		0.95		0.95		4.90		245
03/31/2008	10.55	0.52	(1.28)	(0.76)	(0.60)	(0.12)	(0.02)	(0.74)	9.05	(7.62)	37,762	0.96		0.96		0.95		0.95		5.05		111
03/31/2007	10.39	0.48	0.33	0.81	(0.60)	(0.05)	0.00	(0.65)	10.55	8.04	147,775	0.95		0.95		0.95		0.95		4.57		138
PIMCO Foreign Bond Fund (Unhedged)
Institutional Class
03/31/2011	$9.99	$0.27	$1.09	$1.36	$(0.69)	$0.00	$0.00	$(0.69)	$10.66	13.85%	$2,258,636	0.50%		0.50%		0.50%		0.50%		2.58%		427	%**
03/31/2010	8.02	0.39	1.92	2.31	(0.34)	0.00	0.00	(0.34)	9.99	29.02	1,680,425	0.51		0.51		0.50		0.50		4.00		485
03/31/2009	11.54	0.50	(2.59)	(2.09)	(0.32)	(1.00)	(0.11)	(1.43)	8.02	(18.22)	997,286	0.87		0.87		0.50		0.50		5.10		653
03/31/2008	10.21	0.42	1.64	2.06	(0.40)	(0.33)	0.00	(0.73)	11.54	21.00	1,791,483	0.81		0.81		0.50		0.50		3.97		798
03/31/2007	9.90	0.38	0.35	0.73	(0.35)	(0.07)	0.00	(0.42)	10.21	7.47	1,199,990	0.50		0.50		0.50		0.50		3.79		644
Class P
03/31/2011	9.99	0.26	1.09	1.35	(0.68)	0.00	0.00	(0.68)	10.66	13.74	79,175	0.60		0.60		0.60		0.60		2.48		427	**
03/31/2010	8.02	0.35	1.95	2.30	(0.33)	0.00	0.00	(0.33)	9.99	28.90	56,617	0.61		0.61		0.60		0.60		3.48		485
04/30/2008 - 03/31/2009	11.18	0.45	(2.23)	(1.78)	(0.27)	(1.00)	(0.11)	(1.38)	8.02	(15.92)	28	0.99	*	0.99	*	0.60	*	0.60	*	5.14	*	653
Administrative Class
03/31/2011	9.99	0.25	1.09	1.34	(0.67)	0.00	0.00	(0.67)	10.66	13.57	17,151	0.75		0.75		0.75		0.75		2.34		427	**
03/31/2010	8.02	0.42	1.86	2.28	(0.31)	0.00	0.00	(0.31)	9.99	28.69	25,250	0.80		0.80		0.75		0.75		4.83		485
03/31/2009	11.54	0.48	(2.60)	(2.12)	(0.29)	(1.00)	(0.11)	(1.40)	8.02	(18.42)	579,144	1.12		1.12		0.75		0.75		4.87		653
03/31/2008	10.21	0.39	1.64	2.03	(0.37)	(0.33)	0.00	(0.70)	11.54	20.70	837,933	1.04		1.04		0.75		0.75		3.72		798
03/31/2007	9.90	0.37	0.34	0.71	(0.33)	(0.07)	0.00	(0.40)	10.21	7.21	619,704	0.75		0.75		0.75		0.75		3.61		644
Class D
03/31/2011	9.99	0.23	1.09	1.32	(0.65)	0.00	0.00	(0.65)	10.66	13.40	457,517	0.90		0.90		0.90		0.90		2.18		427	**
03/31/2010	8.02	0.34	1.93	2.27	(0.30)	0.00	0.00	(0.30)	9.99	28.51	309,151	0.91		0.91		0.90		0.90		3.45		485
03/31/2009	11.54	0.46	(2.60)	(2.14)	(0.27)	(1.00)	(0.11)	(1.38)	8.02	(18.57)	113,927	1.30	(b)	1.30	(b)	0.93	(b)	0.93	(b)	4.67		653
03/31/2008	10.21	0.37	1.64	2.01	(0.35)	(0.33)	0.00	(0.68)	11.54	20.47	176,950	1.23		1.23		0.95		0.95		3.51		798
03/31/2007	9.90	0.35	0.34	0.69	(0.31)	(0.07)	0.00	(0.38)	10.21	7.05	145,187	0.95		0.95		0.95		0.95		3.40		644

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Fund's supervisory and administrative fee was reduced by 0.05% to an annual rate of 0.40%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2011	$10.31	$0.30	$0.25	$0.55	$(0.19)	$(0.21)	$(0.08)	$(0.48)	$10.38	5.37%	$2,381,859	0.50%		0.50%		0.50%		0.50%		2.81%		236	%**
03/31/2010	9.05	0.45	1.56	2.01	(0.38)	(0.37)	0.00	(0.75)	10.31	22.82	2,004,065	0.52		0.52		0.50		0.50		4.51		411
03/31/2009	10.39	0.45	(0.92)	(0.47)	(0.38)	(0.49)	0.00	(0.87)	9.05	(4.34)	2,272,951	0.70		0.70		0.50		0.50		4.71		779
03/31/2008	10.17	0.40	0.19	0.59	(0.37)	0.00	0.00	(0.37)	10.39	5.99	2,262,059	0.88		0.88		0.50		0.50		3.89		969
03/31/2007	10.30	0.36	0.05	0.41	(0.31)	(0.21)	(0.02)	(0.54)	10.17	4.05	1,950,374	0.50		0.50		0.50		0.50		3.55		653
Class P
03/31/2011	10.31	0.29	0.25	0.54	(0.18)	(0.21)	(0.08)	(0.47)	10.38	5.27	127,359	0.60		0.60		0.60		0.60		2.71		236	**
03/31/2010	9.05	0.42	1.58	2.00	(0.37)	(0.37)	0.00	(0.74)	10.31	22.70	46,942	0.62		0.62		0.60		0.60		4.13		411
04/30/2008 - 03/31/2009	10.29	0.41	(0.82)	(0.41)	(0.34)	(0.49)	0.00	(0.83)	9.05	(3.76)	2,629	0.62	*	0.62	*	0.60	*	0.60	*	4.95	*	779
Administrative Class
03/31/2011	10.31	0.27	0.25	0.52	(0.16)	(0.21)	(0.08)	(0.45)	10.38	5.11	18,024	0.75		0.75		0.75		0.75		2.55		236	**
03/31/2010	9.05	0.43	1.56	1.99	(0.36)	(0.37)	0.00	(0.73)	10.31	22.51	22,163	0.77		0.77		0.75		0.75		4.38		411
03/31/2009	10.39	0.43	(0.93)	(0.50)	(0.35)	(0.49)	0.00	(0.84)	9.05	(4.58)	31,889	0.95		0.95		0.75		0.75		4.45		779
03/31/2008	10.17	0.37	0.20	0.57	(0.35)	0.00	0.00	(0.35)	10.39	5.72	42,403	1.11		1.11		0.75		0.75		3.63		969
03/31/2007	10.30	0.34	0.05	0.39	(0.29)	(0.21)	(0.02)	(0.52)	10.17	3.79	52,182	0.75		0.75		0.75		0.75		3.30		653
Class D
03/31/2011	10.31	0.25	0.26	0.51	(0.15)	(0.21)	(0.08)	(0.44)	10.38	4.96	291,887	0.90		0.90		0.90		0.90		2.40		236	**
03/31/2010	9.05	0.39	1.58	1.97	(0.34)	(0.37)	0.00	(0.71)	10.31	22.34	215,172	0.92		0.92		0.90		0.90		3.96		411
03/31/2009	10.39	0.41	(0.93)	(0.52)	(0.33)	(0.49)	0.00	(0.82)	9.05	(4.75)	105,439	1.13	(b)	1.13	(b)	0.93	(b)	0.93	(b)	4.27		779
03/31/2008	10.17	0.35	0.20	0.55	(0.33)	0.00	0.00	(0.33)	10.39	5.52	152,415	1.27		1.27		0.95		0.95		3.42		969
03/31/2007	10.30	0.32	0.05	0.37	(0.27)	(0.21)	(0.02)	(0.50)	10.17	3.58	208,962	0.95		0.95		0.95		0.95		3.11		653
PIMCO Global Advantage Strategy Bond Fund
Institutional Class
03/31/2011	$11.08	$0.29	$0.68	$0.97	$(0.30)	$(0.47)	$0.00	$(0.77)	$11.28	9.06%	$2,524,273	0.70%		0.70%		0.70%		0.70%		2.59%		218	%**
03/31/2010	10.06	0.28	1.24	1.52	(0.31)	(0.19)	0.00	(0.50)	11.08	15.19	1,583,031	0.70		0.70		0.70		0.70		2.49		268
02/05/2009 - 03/31/2009	10.00	0.04	0.06	0.10	(0.04)	0.00	0.00	(0.04)	10.06	0.98	4,854	0.70	*(c)(d)	12.25	*(c)(d)	0.70	*(c)(d)	12.25	*(c)(d)	2.53	*	57
Class P
03/31/2011	11.08	0.28	0.68	0.96	(0.29)	(0.47)	0.00	(0.76)	11.28	8.95	24,629	0.80		0.80		0.80		0.80		2.49		218	**
03/31/2010	10.06	0.24	1.27	1.51	(0.30)	(0.19)	0.00	(0.49)	11.08	15.08	11,134	0.80		0.80		0.80		0.80		2.17		268
02/05/2009 - 03/31/2009	10.00	0.03	0.07	0.10	(0.04)	0.00	0.00	(0.04)	10.06	0.97	10	0.80	*(c)(e)	10.88	*(c)(e)	0.80	*(c)(e)	10.88	*(c)(e)	2.35	*	57
Class D
03/31/2011	11.08	0.25	0.68	0.93	(0.26)	(0.47)	0.00	(0.73)	11.28	8.63	88,184	1.10		1.10		1.10		1.10		2.18		218	**
03/31/2010	10.06	0.24	1.24	1.48	(0.27)	(0.19)	0.00	(0.46)	11.08	14.78	72,403	1.10		1.10		1.10		1.10		2.10		268
02/05/2009 -03/31/2009	10.00	0.03	0.06	0.09	(0.03)	0.00	0.00	(0.03)	10.06	0.95	388	1.10	*(c)(f)	17.63	*(c)(f)	1.10	*(c)(f)	17.63	*(c)(f)	2.26	*	57
PIMCO Global Bond Fund (Unhedged)
Institutional Class
03/31/2011	$9.45	$0.28	$0.82	$1.10	$(0.68)	$(0.03)	$(0.04)	$(0.75)	$9.80	11.91%	$732,677	0.55%		0.55%		0.55%		0.55%		2.79%		310	%**
03/31/2010	8.12	0.38	1.50	1.88	(0.34)	(0.21)	0.00	(0.55)	9.45	23.27	725,975	0.56		0.56		0.55		0.55		4.09		462
03/31/2009	10.99	0.47	(2.07)	(1.60)	(0.32)	(0.88)	(0.07)	(1.27)	8.12	(14.42)	596,210	0.91		0.91		0.55		0.55		4.98		693
03/31/2008	9.83	0.39	1.32	1.71	(0.37)	(0.18)	0.00	(0.55)	10.99	17.94	1,051,675	0.84		0.84		0.55		0.55		3.84		776
03/31/2007	9.50	0.34	0.30	0.64	(0.31)	0.00	0.00	(0.31)	9.83	6.81	917,437	0.55		0.55		0.55		0.55		3.48		543
Class P
11/19/2010 - 03/31/2011	10.30	0.10	(0.01)	0.09	(0.52)	(0.03)	(0.04)	(0.59)	9.80	1.03	826	0.65	*	0.65	*	0.65	*	0.65	*	2.79	*	310	**
Administrative Class
03/31/2011	9.45	0.25	0.83	1.08	(0.66)	(0.03)	(0.04)	(0.73)	9.80	11.63	212,886	0.80		0.80		0.80		0.80		2.53		310	**
03/31/2010	8.12	0.36	1.49	1.85	(0.31)	(0.21)	0.00	(0.52)	9.45	22.96	187,000	0.81		0.81		0.80		0.80		3.83		462
03/31/2009	10.99	0.45	(2.07)	(1.62)	(0.30)	(0.88)	(0.07)	(1.25)	8.12	(14.63)	150,861	1.16		1.16		0.80		0.80		4.76		693
03/31/2008	9.83	0.37	1.31	1.68	(0.34)	(0.18)	0.00	(0.52)	10.99	17.65	199,539	1.12		1.12		0.80		0.80		3.62		776
03/31/2007	9.50	0.31	0.30	0.61	(0.28)	0.00	0.00	(0.28)	9.83	6.55	98,536	0.80		0.80		0.80		0.80		3.23		543
Class D
03/31/2011	9.45	0.24	0.83	1.07	(0.65)	(0.03)	(0.04)	(0.72)	9.80	11.46	16,617	0.95		0.95		0.95		0.95		2.38		310	**
03/31/2010	8.12	0.28	1.56	1.84	(0.30)	(0.21)	0.00	(0.51)	9.45	22.78	10,187	0.96		0.96		0.95		0.95		2.94		462
07/31/2008 - 03/31/2009	10.33	0.25	(1.34)	(1.09)	(0.18)	(0.88)	(0.06)	(1.12)	8.12	(10.29)	810	1.11	*	1.11	*	0.95	*	0.95	*	4.58	*	693

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Fund's supervisory and administrative fee was reduced by 0.05% to an annual rate of 0.40%.
(c)	Effective February 24, 2009, the Fund's advisory fee was reduced by 0.20% to 0.40%.
(d)	Effective February 24, 2009, the Fund's supervisory and administrative fee was reduced by 0.05% to 0.30%.
(e)	Effective February 24, 2009, the Fund's supervisory and administrative fee was reduced by 0.05% to 0.40%.
(f)	Effective February 24, 2009, the Fund's supervisory and administrative fee was reduced by 0.05% to 0.45%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)		Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2011	$9.64	$0.27		$0.33	$0.60	$(0.25)	$(0.21)	$(0.46)	$9.78	6.27%	$131,659	0.55%		0.55%		0.55%		0.55%		2.70%		232	%**
03/31/2010	8.75	0.36		1.15	1.51	(0.32)	(0.30)	(0.62)	9.64	17.70	185,704	0.55		0.55		0.55		0.55		3.84		401
03/31/2009	9.92	0.44		(0.88)	(0.44)	(0.39)	(0.34)	(0.73)	8.75	(4.21)	133,476	1.04		1.04		0.55		0.55		4.79		653
03/31/2008	9.61	0.39		0.28	0.67	(0.36)	0.00	(0.36)	9.92	7.12	223,541	1.02		1.02		0.55		0.55		4.03		775
03/31/2007	9.66	0.34		0.07	0.41	(0.32)	(0.14)	(0.46)	9.61	4.32	164,460	0.55		0.55		0.55		0.55		3.55		581
Class P
03/31/2011	9.64	0.26		0.33	0.59	(0.24)	(0.21)	(0.45)	9.78	6.17	5,475	0.65		0.65		0.65		0.65		2.66		232	**
03/31/2010	8.75	0.33		1.17	1.50	(0.31)	(0.30)	(0.61)	9.64	17.59	3,551	0.65		0.65		0.65		0.65		3.45		401
04/30/2008 - 03/31/2009	9.80	0.40		(0.75)	(0.35)	(0.36)	(0.34)	(0.70)	8.75	(3.37)	10	1.16	*	1.16	*	0.65	*	0.65	*	4.80	*	653
Administrative Class
03/31/2011	9.64	0.25		0.32	0.57	(0.22)	(0.21)	(0.43)	9.78	6.02	925	0.80		0.80		0.80		0.80		2.53		232	**
03/31/2010	8.75	0.31		1.18	1.49	(0.30)	(0.30)	(0.60)	9.64	17.47	161	0.80		0.80		0.80		0.80		3.23		401
03/31/2009	9.92	0.42		(0.88)	(0.46)	(0.37)	(0.34)	(0.71)	8.75	(4.44)	12	1.29		1.29		0.80		0.80		4.56		653
03/31/2008	9.61	0.37		0.28	0.65	(0.34)	0.00	(0.34)	9.92	6.89	12	1.27		1.27		0.80		0.80		3.81		775
03/31/2007	9.66	0.32		0.07	0.39	(0.30)	(0.14)	(0.44)	9.61	4.13	11	0.80		0.80		0.80		0.80		3.34		581
PIMCO GNMA Fund
Institutional Class
03/31/2011	$11.62	$0.26		$0.42	$0.68	$(0.27)	$(0.61)	$(0.88)	$11.42	5.88%	$391,519	0.51%		0.51%		0.50%		0.50%		2.21%		1,990	%**
03/31/2010	11.33	0.35		0.66	1.01	(0.40)	(0.32)	(0.72)	11.62	9.02	436,282	0.50		0.50		0.50		0.50		2.99		1,747
03/31/2009	11.37	0.51		0.11	0.62	(0.53)	(0.13)	(0.66)	11.33	5.73	375,682	0.66		0.66		0.50		0.50		4.59		1,652
03/31/2008	11.11	0.57		0.33	0.90	(0.57)	(0.07)	(0.64)	11.37	8.37	219,841	0.95		0.95		0.50		0.50		5.10		839
03/31/2007	10.90	0.53		0.21	0.74	(0.53)	0.00	(0.53)	11.11	7.01	133,271	1.06		1.06		0.50		0.50		4.88		1,009
Class P
03/31/2011	11.62	0.25		0.42	0.67	(0.26)	(0.61)	(0.87)	11.42	5.78	62,198	0.61		0.61		0.60		0.60		2.14		1,990	**
03/31/2010	11.33	0.32		0.67	0.99	(0.38)	(0.32)	(0.70)	11.62	8.92	39,309	0.60		0.60		0.60		0.60		2.74		1,747
04/30/2008 - 03/31/2009	11.32	0.46		0.15	0.61	(0.47)	(0.13)	(0.60)	11.33	5.63	11	0.76	*	0.76	*	0.60	*	0.60	*	4.47	*	1,652
Class D
03/31/2011	11.62	0.22		0.41	0.63	(0.22)	(0.61)	(0.83)	11.42	5.46	147,172	0.91		0.91		0.90		0.90		1.82		1,990	**
03/31/2010	11.33	0.30		0.66	0.96	(0.35)	(0.32)	(0.67)	11.62	8.59	132,564	0.90		0.90		0.90		0.90		2.60		1,747
03/31/2009	11.37	0.48		0.09	0.57	(0.48)	(0.13)	(0.61)	11.33	5.30	139,917	1.06		1.06		0.90		0.90		4.26		1,652
03/31/2008	11.11	0.52		0.33	0.85	(0.52)	(0.07)	(0.59)	11.37	7.94	36,541	1.32		1.32		0.90		0.90		4.63		839
03/31/2007	10.90	0.49		0.21	0.70	(0.49)	0.00	(0.49)	11.11	6.58	13,076	1.46		1.46		0.90		0.90		4.50		1,009
PIMCO Government Money Market Fund
Class M
03/31/2011	$1.00	$0.00	^	$0.00	$0.00	$0.00 ^	$0.00	$0.00	$1.00	0.06%	$665,082	0.18%		0.18%		0.18%		0.18%		0.04%		N/A
03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00	0.00	1.00	0.18	108,048	0.18		0.21		0.17		0.20		0.07		N/A
01/27/2009 - 03/31/2009	1.00	0.00		0.00	0.00	0.00	0.00	0.00	1.00	0.05	53,161	0.18	*	1.19	*	0.18	*	1.19	*	0.15	*	N/A
Class P
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00	0.00	1.00	0.04	12	0.20		0.28		0.20		0.28		0.02		N/A
05/14/2009 - 03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00	0.00	1.00	0.12	10	0.24	*	0.33	*	0.23	*	0.32	*	0.05	*	N/A

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO High Yield Fund
Institutional Class
03/31/2011	$9.06	$0.67	$0.41	$1.08	$(0.69)	$0.00	$0.00	$(0.69)	$9.45	12.42%	$8,090,580	0.55%		0.55%		0.55%		0.55%		7.28%		36	%**
03/31/2010	6.56	0.71	2.52	3.23	(0.73)	0.00	0.00	(0.73)	9.06	50.75	4,956,393	0.56		0.56		0.55		0.55		8.77		129
03/31/2009	9.20	0.66	(2.62)	(1.96)	(0.59)	0.00	(0.09)	(0.68)	6.56	(22.05)	4,134,522	0.53	(b)	0.53	(b)	0.52	(b)	0.52	(b)	8.48		354
03/31/2008	9.94	0.68	(0.70)	(0.02)	(0.71)	(0.01)	0.00	(0.72)	9.20	(0.31)	4,006,599	0.51		0.51		0.50		0.50		7.12		187
03/31/2007	9.77	0.69	0.18	0.87	(0.69)	(0.01)	0.00	(0.70)	9.94	9.19	4,237,307	0.50		0.50		0.50		0.50		7.04		75
Class P
03/31/2011	9.06	0.66	0.41	1.07	(0.68)	0.00	0.00	(0.68)	9.45	12.31	463,418	0.65		0.65		0.65		0.65		7.18		36	**
03/31/2010	6.56	0.72	2.50	3.22	(0.72)	0.00	0.00	(0.72)	9.06	50.60	239,075	0.66		0.66		0.65		0.65		8.58		129
04/30/2008 - 03/31/2009	9.49	0.57	(2.89)	(2.32)	(0.55)	0.00	(0.06)	(0.61)	6.56	(24.98)	30,272	0.64	*(c)	0.64	*(c)	0.63	*(c)	0.63	*(c)	9.05	*	354
Administrative Class
03/31/2011	9.06	0.65	0.41	1.06	(0.67)	0.00	0.00	(0.67)	9.45	12.14	1,058,247	0.80		0.80		0.80		0.80		7.05		36	**
03/31/2010	6.56	0.69	2.52	3.21	(0.71)	0.00	0.00	(0.71)	9.06	50.38	765,317	0.81		0.81		0.80		0.80		8.51		129
03/31/2009	9.20	0.65	(2.63)	(1.98)	(0.57)	0.00	(0.09)	(0.66)	6.56	(22.24)	615,431	0.78	(b)	0.78	(b)	0.77	(b)	0.77	(b)	8.17		354
03/31/2008	9.94	0.66	(0.71)	(0.05)	(0.68)	(0.01)	0.00	(0.69)	9.20	(0.55)	852,327	0.76		0.76		0.75		0.75		6.88		187
03/31/2007	9.77	0.66	0.18	0.84	(0.66)	(0.01)	0.00	(0.67)	9.94	8.93	900,832	0.75		0.75		0.75		0.75		6.81		75
Class D
03/31/2011	9.06	0.64	0.41	1.05	(0.66)	0.00	0.00	(0.66)	9.45	12.03	782,637	0.90		0.90		0.90		0.90		6.95		36	**
03/31/2010	6.56	0.69	2.51	3.20	(0.70)	0.00	0.00	(0.70)	9.06	50.23	712,360	0.91		0.91		0.90		0.90		8.41		129
03/31/2009	9.20	0.63	(2.62)	(1.99)	(0.58)	0.00	(0.07)	(0.65)	6.56	(22.33)	509,635	0.91		0.91		0.90		0.90		8.22		354
03/31/2008	9.94	0.65	(0.71)	(0.06)	(0.67)	(0.01)	0.00	(0.68)	9.20	(0.70)	370,463	0.91		0.91		0.90		0.90		6.73		187
03/31/2007	9.77	0.65	0.18	0.83	(0.65)	(0.01)	0.00	(0.66)	9.94	8.75	434,491	0.90		0.90		0.90		0.90		6.64		75
PIMCO High Yield Municipal Bond Fund
Institutional Class
03/31/2011	$8.07	$0.44	$(0.34)	$0.10	$(0.44)	$0.00	$0.00	$(0.44)	$7.73	1.18%	$65,829	0.54%		0.55%		0.54%		0.55%		5.42%		25%
03/31/2010	6.76	0.44	1.31	1.75	(0.44)	0.00	0.00	(0.44)	8.07	26.44	80,986	0.54		0.55		0.54		0.55		5.73		76
03/31/2009	9.03	0.51	(2.27)	(1.76)	(0.51)	0.00	0.00	(0.51)	6.76	(20.02)	70,598	0.54		0.55		0.54		0.55		6.29		140
03/31/2008	10.63	0.50	(1.61)	(1.11)	(0.49)	0.00	0.00	(0.49)	9.03	(10.67)	118,066	0.54		0.55		0.54		0.55		5.06		160
07/31/2006 - 03/31/2007	10.00	0.35	0.63	0.98	(0.34)	(0.01)	0.00	(0.35)	10.63	9.95	18,906	0.55	*	1.10	*	0.55	*	1.10	*	4.94	*	94
Class P
03/31/2011	8.07	0.43	(0.33)	0.10	(0.44)	0.00	0.00	(0.44)	7.73	1.08	6,462	0.64		0.65		0.64		0.65		5.38		25
03/31/2010	6.76	0.42	1.32	1.74	(0.43)	0.00	0.00	(0.43)	8.07	26.31	3,134	0.64		0.65		0.64		0.65		5.40		76
04/30/2008 - 03/31/2009	9.15	0.46	(2.38)	(1.92)	(0.47)	0.00	0.00	(0.47)	6.76	(21.48)	8	0.64	*	0.65	*	0.64	*	0.65	*	6.38	*	140
Class D
03/31/2011	8.07	0.42	(0.34)	0.08	(0.42)	0.00	0.00	(0.42)	7.73	0.93	20,504	0.79		0.85		0.79		0.85		5.15		25
03/31/2010	6.76	0.41	1.32	1.73	(0.42)	0.00	0.00	(0.42)	8.07	26.13	27,561	0.79		0.85		0.79		0.85		5.35		76
03/31/2009	9.03	0.49	(2.27)	(1.78)	(0.49)	0.00	0.00	(0.49)	6.76	(20.22)	11,834	0.79		0.85		0.79		0.85		6.09		140
03/31/2008	10.63	0.46	(1.59)	(1.13)	(0.47)	0.00	0.00	(0.47)	9.03	(10.94)	7,605	0.84	(d)	0.90	(d)	0.84	(d)	0.90	(d)	4.65		160
07/31/2006 - 03/31/2007	10.00	0.31	0.64	0.95	(0.31)	(0.01)	0.00	(0.32)	10.63	9.61	3,426	0.95	*	1.59	*	0.95	*	1.59	*	4.42	*	94
PIMCO High Yield Spectrum Fund
Institutional Class
09/15/2010 - 03/31/2011	$10.00	$0.33	$0.58	$0.91	$(0.35)	$(0.01)	$0.00	$(0.36)	$10.55	9.25%	$472,281	0.55	%*	0.64	%*	0.55	%*	0.64	%*	5.92	%*	14	%**
Class P
09/15/2010 - 03/31/2011	10.00	0.33	0.58	0.91	(0.35)	(0.01)	0.00	(0.36)	10.55	9.20	4,859	0.65	*	0.74	*	0.65	*	0.74	*	5.90	*	14	**
Class D
09/15/2010 - 03/31/2011	10.00	0.32	0.57	0.89	(0.33)	(0.01)	0.00	(0.34)	10.55	9.04	8,830	0.90	*	0.98	*	0.90	*	0.98	*	5.61	*	14	**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Fund's supervisory and administrative fee was increased by 0.05% to 0.30%.
(c)	Effective October 1, 2008, the Fund's supervisory and administrative fee was increased by 0.05% to 0.40%.
(d)	Effective October 1, 2007, the administrative expense was reduced by 0.10% to 0.30%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
PIMCO Income Fund
Institutional Class
03/31/2011	$10.21	$0.79	$1.09	$1.88	$(0.69)	$(0.08)	$(0.77)	$11.32	18.91%	$3,383,093	0.51%		0.56%		0.40%		0.45%		7.08%		181	%**
03/31/2010	8.54	0.67	1.71	2.38	(0.71)	0.00	(0.71)	10.21	28.71	418,593	0.45		0.50		0.40		0.45		7.04		188
03/31/2009	9.92	0.67	(1.41)	(0.74)	(0.64)	0.00	(0.64)	8.54	(7.64)	278,815	1.01		1.06		0.40		0.45		7.28		153
03/31/2008	10.00	0.58	(0.08)	0.50	(0.58)	0.00	(0.58)	9.92	5.09	289,824	1.44		1.57		0.40		0.53		5.84		276
03/30/2007 - 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	25,006	0.40	*	0.40	*	0.40	*	0.40	*	(0.40	)*	0
Class P
03/31/2011	10.21	0.77	1.10	1.87	(0.68)	(0.08)	(0.76)	11.32	18.81	62,296	0.61		0.66		0.50		0.55		6.96		181	**
03/31/2010	8.54	0.66	1.71	2.37	(0.70)	0.00	(0.70)	10.21	28.59	4,385	0.55		0.60		0.50		0.55		6.67		188
04/30/2008 - 03/31/2009	9.99	0.61	(1.47)	(0.86)	(0.59)	0.00	(0.59)	8.54	(8.82)	9	1.11	*	1.16	*	0.50	*	0.55	*	7.29	*	153
Administrative Class
03/31/2011	10.21	0.73	1.12	1.85	(0.66)	(0.08)	(0.74)	11.32	18.64	588	0.76		0.81		0.65		0.70		6.66		181	**
03/31/2010	8.54	0.64	1.72	2.36	(0.69)	0.00	(0.69)	10.21	28.37	256	0.70		0.75		0.65		0.70		6.45		188
03/31/2009	9.92	0.65	(1.41)	(0.76)	(0.62)	0.00	(0.62)	8.54	(7.91)	10	1.25		1.30		0.65		0.70		7.00		153
03/31/2008	10.00	0.56	(0.09)	0.47	(0.55)	0.00	(0.55)	9.92	4.84	11	2.43		2.74		0.65		0.96		5.59		276
03/30/2007 - 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	10	0.65	*	0.65	*	0.65	*	0.65	*	(0.65	)*	0
Class D
03/31/2011	10.21	0.76	1.09	1.85	(0.66)	(0.08)	(0.74)	11.32	18.59	497,208	0.81		0.86		0.70		0.75		6.80		181	**
03/31/2010	8.54	0.64	1.71	2.35	(0.68)	0.00	(0.68)	10.21	28.31	16,845	0.75		0.80		0.70		0.75		6.61		188
03/31/2009	9.92	0.67	(1.44)	(0.77)	(0.61)	0.00	(0.61)	8.54	(7.96)	4,975	1.25		1.30		0.70		0.75		7.54		153
03/31/2008	10.00	0.54	(0.07)	0.47	(0.55)	0.00	(0.55)	9.92	4.79	342	1.67		1.75		0.70		0.78		5.43		276
03/30/2007 - 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	10	0.70	*	0.70	*	0.70	*	0.70	*	(0.70	)*	0
PIMCO Investment Grade Corporate Bond Fund
Institutional Class
03/31/2011	$11.18	$0.56	$0.51	$1.07	$(0.60)	$(1.08)	$(1.68)	$10.57	10.04%	$4,132,194	0.50%		0.50%		0.50%		0.50%		4.98%		325	%**
03/31/2010	9.66	0.61	1.90	2.51	(0.65)	(0.34)	(0.99)	11.18	26.70	4,687,510	0.50		0.50		0.50		0.50		5.65		248
03/31/2009	10.44	0.52	(0.74)	(0.22)	(0.52)	(0.04)	(0.56)	9.66	(2.03)	3,117,364	0.50		0.50		0.50		0.50		5.28		348
03/31/2008	10.37	0.53	0.11	0.64	(0.54)	(0.03)	(0.57)	10.44	6.35	48,596	0.57		0.57		0.50		0.50		5.10		115
03/31/2007	10.17	0.50	0.22	0.72	(0.50)	(0.02)	(0.52)	10.37	7.25	36,725	0.50		0.50		0.50		0.50		4.84		98
Class P
03/31/2011	11.18	0.54	0.52	1.06	(0.59)	(1.08)	(1.67)	10.57	9.93	147,668	0.60		0.60		0.60		0.60		4.86		325	**
03/31/2010	9.66	0.61	1.89	2.50	(0.64)	(0.34)	(0.98)	11.18	26.58	137,987	0.60		0.60		0.60		0.60		5.52		248
04/30/2008 - 03/31/2009	10.51	0.45	(0.80)	(0.35)	(0.46)	(0.04)	(0.50)	9.66	(3.24)	10	0.60	*	0.60	*	0.60	*	0.60	*	4.97	*	348
Administrative Class
03/31/2011	11.18	0.53	0.51	1.04	(0.57)	(1.08)	(1.65)	10.57	9.76	45,160	0.75		0.75		0.75		0.75		4.76		325	**
03/31/2010	9.66	0.59	1.89	2.48	(0.62)	(0.34)	(0.96)	11.18	26.39	55,024	0.75		0.75		0.75		0.75		5.38		248
03/31/2009	10.44	0.50	(0.74)	(0.24)	(0.50)	(0.04)	(0.54)	9.66	(2.26)	6,183	0.75		0.75		0.75		0.75		5.10		348
03/31/2008	10.37	0.50	0.11	0.61	(0.51)	(0.03)	(0.54)	10.44	6.04	619	0.83		0.83		0.75		0.75		4.79		115
03/31/2007	10.17	0.47	0.23	0.70	(0.48)	(0.02)	(0.50)	10.37	7.00	288	0.75		0.75		0.75		0.75		4.61		98
Class D
03/31/2011	11.18	0.51	0.52	1.03	(0.56)	(1.08)	(1.64)	10.57	9.60	336,201	0.90		0.90		0.90		0.90		4.54		325	**
03/31/2010	9.66	0.57	1.90	2.47	(0.61)	(0.34)	(0.95)	11.18	26.21	306,182	0.90		0.90		0.90		0.90		5.24		248
03/31/2009	10.44	0.50	(0.76)	(0.26)	(0.48)	(0.04)	(0.52)	9.66	(2.42)	191,774	0.90		0.90		0.90		0.90		5.13		348
03/31/2008	10.37	0.48	0.12	0.60	(0.50)	(0.03)	(0.53)	10.44	5.93	5,482	0.98		0.98		0.90		0.90		4.67		115
03/31/2007	10.17	0.45	0.23	0.68	(0.46)	(0.02)	(0.48)	10.37	6.83	2,219	0.90		0.90		0.90		0.90		4.43		98

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
PIMCO Long Duration Total Return Fund
Institutional Class
03/31/2011	$10.72	$0.53	$0.46	$0.99	$(0.59)	$(0.37)	$(0.96)	$10.75	9.31%	$5,130,906	0.51%		0.51%		0.50%		0.50%		4.71%		240	%**
03/31/2010	10.14	0.54	0.95	1.49	(0.57)	(0.34)	(0.91)	10.72	14.91	3,976,419	0.51		0.51		0.50		0.50		5.02		364
03/31/2009	10.51	0.51	(0.25)	0.26	(0.50)	(0.13)	(0.63)	10.14	2.63	2,431,539	0.51		0.51		0.50		0.50		5.02		398
03/31/2008	10.09	0.50	0.44	0.94	(0.50)	(0.02)	(0.52)	10.51	9.73	714,193	0.50		0.50		0.50		0.50		4.85		314
08/31/2006 - 03/31/2007	10.00	0.29	0.09	0.38	(0.29)	0.00	(0.29)	10.09	3.89	4,631	0.50	*	1.61	*	0.50	*	1.61	*	4.99	*	330
Class P
03/31/2011	10.72	0.51	0.47	0.98	(0.58)	(0.37)	(0.95)	10.75	9.21	6,894	0.61		0.61		0.60		0.60		4.58		240	**
03/31/2010	10.14	0.53	0.95	1.48	(0.56)	(0.34)	(0.90)	10.72	14.83	2,493	0.61		0.61		0.60		0.60		4.89		364
09/11/2008 - 03/31/2009	10.37	0.30	(0.12)	0.18	(0.28)	(0.13)	(0.41)	10.14	1.86	914	0.61	*	0.61	*	0.60	*	0.60	*	5.41	*	398
PIMCO Long-Term Credit Fund
Institutional Class
03/31/2011	$11.71	$0.69	$0.68	$1.37	$(0.72)	$(0.77)	$(1.49)	$11.59	12.30%	$1,673,967	0.56%		0.56%		0.55%		0.55%		5.79%		341	%**
03/31/2010	10.00	0.66	1.85	2.51	(0.62)	(0.18)	(0.80)	11.71	25.56	1,834,816	0.55		0.55		0.55		0.55		5.76		166
03/31/2009 - 03/31/2009	10.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	13,120	0.55	*	0.55	*	0.55	*	0.55	*	(0.55	)*	0
PIMCO Long-Term U.S. Government Fund
Institutional Class
03/31/2011	$10.79	$0.43	$0.56	$0.99	$(0.46)	$(0.93)	$(1.39)	$10.39	9.13%	$443,715	0.485%		0.485%		0.475%		0.475%		3.78%		363	%**
03/31/2010	11.58	0.46	(0.24)	0.22	(0.50)	(0.51)	(1.01)	10.79	1.92	1,175,131	0.495		0.495		0.475		0.475		4.09		415
03/31/2009	11.30	0.46	0.37	0.83	(0.47)	(0.08)	(0.55)	11.58	7.69	568,232	0.505		0.505		0.475		0.475		4.19		367
03/31/2008	10.66	0.52	0.64	1.16	(0.52)	0.00	(0.52)	11.30	11.22	1,258,569	0.475		0.475		0.475		0.475		4.85		291
03/31/2007	10.48	0.50	0.20	0.70	(0.51)	(0.01)	(0.52)	10.66	6.83	905,955	0.475		0.475		0.475		0.475		4.82		971
Class P
03/31/2011	10.79	0.41	0.57	0.98	(0.45)	(0.93)	(1.38)	10.39	9.03	57,226	0.585		0.585		0.575		0.575		3.61		363	**
03/31/2010	11.58	0.44	(0.23)	0.21	(0.49)	(0.51)	(1.00)	10.79	1.79	10,934	0.595		0.595		0.575		0.575		3.97		415
04/30/2008 - 03/31/2009	11.08	0.42	0.59	1.01	(0.43)	(0.08)	(0.51)	11.58	9.40	11	0.605	*	0.605	*	0.575	*	0.575	*	4.16	*	367
Administrative Class
03/31/2011	10.79	0.40	0.56	0.96	(0.43)	(0.93)	(1.36)	10.39	8.86	73,068	0.735		0.735		0.725		0.725		3.46		363	**
03/31/2010	11.58	0.44	(0.25)	0.19	(0.47)	(0.51)	(0.98)	10.79	1.64	92,333	0.745		0.745		0.725		0.725		3.91		415
03/31/2009	11.30	0.44	0.36	0.80	(0.44)	(0.08)	(0.52)	11.58	7.44	113,114	0.755		0.755		0.725		0.725		3.97		367
03/31/2008	10.66	0.49	0.64	1.13	(0.49)	0.00	(0.49)	11.30	10.96	144,464	0.725		0.725		0.725		0.725		4.56		291
03/31/2007	10.48	0.48	0.19	0.67	(0.48)	(0.01)	(0.49)	10.66	6.58	91,220	0.725		0.725		0.725		0.725		4.61		971
PIMCO Low Duration Fund
Institutional Class
03/31/2011	$10.44	$0.21	$0.22	$0.43	$(0.24)	$(0.19)	$(0.43)	$10.44	4.15%	$13,350,275	0.46%		0.46%		0.46%		0.46%		1.99%		461	%**
03/31/2010	9.30	0.27	1.18	1.45	(0.30)	(0.01)	(0.31)	10.44	15.80	12,012,235	0.46		0.46		0.46		0.46		2.62		488
03/31/2009	10.14	0.42	(0.71)	(0.29)	(0.42)	(0.13)	(0.55)	9.30	(2.85)	6,921,501	0.48	(b)	0.48	(b)	0.45	(b)	0.45	(b)	4.30		223
03/31/2008	9.95	0.47	0.27	0.74	(0.48)	(0.07)	(0.55)	10.14	7.64	8,360,184	0.43		0.43		0.43		0.43		4.68		141
03/31/2007	9.90	0.45	0.06	0.51	(0.46)	0.00	(0.46)	9.95	5.30	8,053,232	0.43		0.43		0.43		0.43		4.58		73
Class P
03/31/2011	10.44	0.20	0.22	0.42	(0.23)	(0.19)	(0.42)	10.44	4.04	806,915	0.56		0.56		0.56		0.56		1.92		461	**
03/31/2010	9.30	0.23	1.21	1.44	(0.29)	(0.01)	(0.30)	10.44	15.68	455,685	0.56		0.56		0.56		0.56		2.27		488
04/30/2008 - 03/31/2009	10.13	0.37	(0.69)	(0.32)	(0.38)	(0.13)	(0.51)	9.30	(3.18)	1,798	0.58	*(c)	0.58	*(c)	0.55	*(c)	0.55	*(c)	4.26	*	223
Administrative Class
03/31/2011	10.44	0.18	0.22	0.40	(0.21)	(0.19)	(0.40)	10.44	3.89	850,731	0.71		0.71		0.71		0.71		1.74		461	**
03/31/2010	9.30	0.24	1.19	1.43	(0.28)	(0.01)	(0.29)	10.44	15.51	926,055	0.71		0.71		0.71		0.71		2.37		488
03/31/2009	10.14	0.39	(0.70)	(0.31)	(0.40)	(0.13)	(0.53)	9.30	(3.09)	476,505	0.73	(b)	0.73	(b)	0.70	(b)	0.70	(b)	4.06		223
03/31/2008	9.95	0.44	0.27	0.71	(0.45)	(0.07)	(0.52)	10.14	7.38	375,438	0.68		0.68		0.68		0.68		4.43		141
03/31/2007	9.90	0.43	0.06	0.49	(0.44)	0.00	(0.44)	9.95	5.04	281,769	0.68		0.68		0.68		0.68		4.32		73
Class D
03/31/2011	10.44	0.18	0.22	0.40	(0.21)	(0.19)	(0.40)	10.44	3.85	1,783,728	0.75		0.75		0.75		0.75		1.72		461	**
03/31/2010	9.30	0.22	1.21	1.43	(0.28)	(0.01)	(0.29)	10.44	15.46	1,365,583	0.75		0.75		0.75		0.75		2.17		488
03/31/2009	10.14	0.39	(0.71)	(0.32)	(0.39)	(0.13)	(0.52)	9.30	(3.15)	477,259	0.78		0.78		0.75		0.75		4.00		223
03/31/2008	9.95	0.44	0.26	0.70	(0.44)	(0.07)	(0.51)	10.14	7.30	507,062	0.75		0.75		0.75		0.75		4.35		141
03/31/2007	9.90	0.42	0.06	0.48	(0.43)	0.00	(0.43)	9.95	4.97	417,681	0.75		0.75		0.75		0.75		4.25		73

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Fund's supervisory and administrative fee was increased by 0.03% to 0.21%.
(c)	Effective October 1, 2008, the Fund's supervisory and administrative fee was increased by 0.03% to 0.31%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)		Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
PIMCO Low Duration Fund II
Institutional Class
03/31/2011	$10.06	$0.17		$0.12	$0.29	$(0.23)	$(0.15)	$(0.38)	$9.97	2.96%	$463,238	0.50%		0.50%		0.50%		0.50%		1.68%	718	%**
03/31/2010	9.28	0.24		0.82	1.06	(0.28)	0.00	(0.28)	10.06	11.59	518,316	0.50		0.50		0.50		0.50		2.44	598
03/31/2009	9.87	0.38		(0.59)	(0.21)	(0.38)	0.00	(0.38)	9.28	(2.18)	356,284	0.50		0.50		0.50		0.50		3.94	112
03/31/2008	9.58	0.44		0.29	0.73	(0.44)	0.00	(0.44)	9.87	7.86	286,922	0.51		0.51		0.50		0.50		4.59	50
03/31/2007	9.54	0.44		0.05	0.49	(0.45)	0.00	(0.45)	9.58	5.26	329,947	0.50		0.50		0.50		0.50		4.65	147
Class P
03/31/2011	10.06	0.18		0.10	0.28	(0.22)	(0.15)	(0.37)	9.97	2.86	817	0.60		0.60		0.60		0.60		1.84	718	**
12/31/2009 - 03/31/2010	9.97	0.03		0.09	0.12	(0.03)	0.00	(0.03)	10.06	1.18	10	0.60	*	0.60	*	0.60	*	0.60	*	1.10 *	598
Administrative Class
03/31/2011	10.06	0.15		0.12	0.27	(0.21)	(0.15)	(0.36)	9.97	2.70	13,815	0.75		0.75		0.75		0.75		1.45	718	**
03/31/2010	9.28	0.13		0.91	1.04	(0.26)	0.00	(0.26)	10.06	11.31	13,973	0.75		0.75		0.75		0.75		1.34	598
03/31/2009	9.87	0.35		(0.59)	(0.24)	(0.35)	0.00	(0.35)	9.28	(2.43)	998	0.75		0.75		0.75		0.75		3.69	112
03/31/2008	9.58	0.42		0.29	0.71	(0.42)	0.00	(0.42)	9.87	7.60	881	0.76		0.76		0.75		0.75		4.33	50
03/31/2007	9.54	0.42		0.05	0.47	(0.43)	0.00	(0.43)	9.58	4.99	892	0.75		0.75		0.75		0.75		4.40	147
PIMCO Low Duration Fund III
Institutional Class
03/31/2011	$9.74	$0.17		$0.26	$0.43	$(0.19)	$(0.09)	$(0.28)	$9.89	4.48%	$215,419	0.50%		0.50%		0.50%		0.50%		1.68%	460	%**
03/31/2010	8.73	0.25		1.04	1.29	(0.28)	0.00	(0.28)	9.74	14.93	195,265	0.51		0.51		0.50		0.50		2.60	555
03/31/2009	10.03	0.47		(0.96)	(0.49)	(0.46)	(0.35)	(0.81)	8.73	(4.88)	114,884	1.20		1.20		0.50		0.50		4.95	143
03/31/2008	9.80	0.47		0.28	0.75	(0.47)	(0.05)	(0.52)	10.03	7.88	151,405	0.54		0.54		0.50		0.50		4.73	105
03/31/2007	9.76	0.45		0.04	0.49	(0.45)	0.00	(0.45)	9.80	5.09	125,522	0.50		0.50		0.50		0.50		4.56	101
Class P
11/19/2010 - 03/31/2011	10.00	0.06		(0.01)	0.05	(0.07)	(0.09)	(0.16)	9.89	0.53	2,223	0.60	*	0.60	*	0.60	*	0.60	*	1.74 *	460	**
Administrative Class
03/31/2011	9.74	0.14		0.27	0.41	(0.17)	(0.09)	(0.26)	9.89	4.22	296	0.75		0.75		0.75		0.75		1.42	460	**
03/31/2010	8.73	0.17		1.10	1.27	(0.26)	0.00	(0.26)	9.74	14.64	471	0.76		0.76		0.75		0.75		1.82	555
03/31/2009	10.03	0.44		(0.96)	(0.52)	(0.43)	(0.35)	(0.78)	8.73	(5.12)	33	1.45		1.45		0.75		0.75		4.72	143
03/31/2008	9.80	0.45		0.28	0.73	(0.45)	(0.05)	(0.50)	10.03	7.60	24	0.79		0.79		0.75		0.75		4.54	105
03/31/2007	9.76	0.42		0.04	0.46	(0.42)	0.00	(0.42)	9.80	4.83	25	0.75		0.75		0.75		0.75		4.32	101
PIMCO Moderate Duration Fund
Institutional Class
03/31/2011	$10.73	$0.27		$0.44	$0.71	$(0.32)	$(0.43)	$(0.75)	$10.69	6.68%	$2,333,258	0.46%		0.46%		0.46%		0.46%		2.52%	325	%**
03/31/2010	9.67	0.36		1.30	1.66	(0.42)	(0.18)	(0.60)	10.73	17.48	2,034,711	0.47		0.47		0.46		0.46		3.51	844
03/31/2009	10.34	0.47		(0.49)	(0.02)	(0.51)	(0.14)	(0.65)	9.67	(0.13)	1,589,238	0.54	(b)	0.54	(b)	0.46	(b)	0.46	(b)	4.78	302
03/31/2008	9.99	0.48		0.42	0.90	(0.49)	(0.06)	(0.55)	10.34	9.32	1,593,066	0.45		0.45		0.45		0.45		4.77	151
03/31/2007	9.94	0.46		0.09	0.55	(0.47)	(0.03)	(0.50)	9.99	5.64	1,581,290	0.45		0.45		0.45		0.45		4.60	238
Class P
03/31/2011	10.73	0.27		0.43	0.70	(0.31)	(0.43)	(0.74)	10.69	6.57	826	0.56		0.56		0.56		0.56		2.54	325	**
12/31/2009 - 03/31/2010	10.48	0.06		0.26	0.32	(0.07)	0.00	(0.07)	10.73	3.01	10	0.56	*	0.56	*	0.56	*	0.56	*	2.27 *	844
PIMCO Money Market Fund
Institutional Class
03/31/2011	$1.00	$0.00	^	$0.00	$0.00	$0.00 ^	$0.00	$0.00	$1.00	0.06%	$290,401	0.22%		0.32%		0.22%		0.32%		0.04%	N/A
03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00	0.00	1.00	0.10	171,696	0.32		0.34		0.32		0.34		0.06	N/A
03/31/2009	1.00	0.01		0.00	0.01	(0.01)	0.00	(0.01)	1.00	1.48	246,822	0.34		0.34		0.34		0.34		1.42	N/A
03/31/2008	1.00	0.05		0.00	0.05	(0.05)	0.00	(0.05)	1.00	4.69	217,989	0.32		0.32		0.32		0.32		4.54	N/A
03/31/2007	1.00	0.05		0.00	0.05	(0.05)	0.00	(0.05)	1.00	5.03	173,050	0.32		0.32		0.32		0.32		4.95	N/A
Administrative Class
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00	0.00	1.00	0.06	28,757	0.22		0.57		0.22		0.57		0.04	N/A
03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00	0.00	1.00	0.09	38,358	0.32		0.59		0.32		0.59		0.05	N/A
03/31/2009	1.00	0.01		0.00	0.01	(0.01)	0.00	(0.01)	1.00	1.26	13,778	0.51		0.59		0.51		0.59		0.81	N/A
03/31/2008	1.00	0.04		0.00	0.04	(0.04)	0.00	(0.04)	1.00	4.42	6,891	0.57		0.57		0.57		0.57		4.36	N/A
03/31/2007	1.00	0.05		0.00	0.05	(0.05)	0.00	(0.05)	1.00	4.77	3,168	0.57		0.57		0.57		0.57		4.56	N/A

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Fund's supervisory and administrative fee was increased by 0.01% to 0.21%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Mortgage-Backed Securities Fund
Institutional Class
03/31/2011	$10.74	$0.31	$0.31	$0.62	$(0.34)	$(0.40)	$(0.74)	$10.62	5.82%	$192,699	0.50%		0.50%		0.50%		0.50%		2.85%		966	%**
03/31/2010	10.21	0.54	0.91	1.45	(0.49)	(0.43)	(0.92)	10.74	14.59	242,791	0.56		0.56		0.50		0.50		5.11		1,035
03/31/2009	10.88	0.71	(0.60)	0.11	(0.69)	(0.09)	(0.78)	10.21	1.17	442,478	1.60		1.60		0.50		0.50		6.80		1,093
03/31/2008	10.72	0.54	0.23	0.77	(0.54)	(0.07)	(0.61)	10.88	7.35	490,553	1.20		1.20		0.50		0.50		5.06		630
03/31/2007	10.47	0.51	0.26	0.77	(0.52)	0.00	(0.52)	10.72	7.51	266,617	0.50		0.50		0.50		0.50		4.84		780
Class P
03/31/2011	10.74	0.30	0.31	0.61	(0.33)	(0.40)	(0.73)	10.62	5.72	28,103	0.60		0.60		0.60		0.60		2.74		966	**
03/31/2010	10.21	0.47	0.97	1.44	(0.48)	(0.43)	(0.91)	10.74	14.49	27,825	0.62		0.62		0.60		0.60		4.42		1,035
04/30/2008 - 03/31/2009	10.85	0.66	(0.57)	0.09	(0.64)	(0.09)	(0.73)	10.21	0.97	10	1.81	*	1.81	*	0.60	*	0.60	*	6.96	*	1,093
Administrative Class
03/31/2011	10.74	0.28	0.31	0.59	(0.31)	(0.40)	(0.71)	10.62	5.56	72,665	0.75		0.75		0.75		0.75		2.61		966	**
03/31/2010	10.21	0.54	0.88	1.42	(0.46)	(0.43)	(0.89)	10.74	14.31	73,797	0.84		0.84		0.75		0.75		5.09		1,035
03/31/2009	10.88	0.70	(0.61)	0.09	(0.67)	(0.09)	(0.76)	10.21	0.92	201,935	1.89		1.89		0.75		0.75		6.73		1,093
03/31/2008	10.72	0.52	0.22	0.74	(0.51)	(0.07)	(0.58)	10.88	7.09	159,298	1.50		1.50		0.75		0.75		4.79		630
03/31/2007	10.47	0.49	0.25	0.74	(0.49)	0.00	(0.49)	10.72	7.24	22,295	0.75		0.75		0.75		0.75		4.65		780
Class D
03/31/2011	10.74	0.27	0.30	0.57	(0.29)	(0.40)	(0.69)	10.62	5.40	95,938	0.90		0.90		0.90		0.90		2.45		966	**
03/31/2010	10.21	0.49	0.92	1.41	(0.45)	(0.43)	(0.88)	10.74	14.14	123,426	0.96		0.96		0.90		0.90		4.67		1,035
03/31/2009	10.88	0.68	(0.61)	0.07	(0.65)	(0.09)	(0.74)	10.21	0.77	196,793	2.02		2.02		0.90		0.90		6.51		1,093
03/31/2008	10.72	0.50	0.22	0.72	(0.49)	(0.07)	(0.56)	10.88	6.93	162,990	1.55		1.55		0.90		0.90		4.65		630
03/31/2007	10.47	0.47	0.25	0.72	(0.47)	0.00	(0.47)	10.72	7.08	123,684	0.90		0.90		0.90		0.90		4.47		780
PIMCO Municipal Bond Fund
Institutional Class
03/31/2011	$8.89	$0.39	$(0.21)	$0.18	$(0.39)	$0.00	$(0.39)	$8.68	1.97%	$91,383	0.44%		0.44%		0.44%		0.44%		4.35%		22%
03/31/2010	7.85	0.38	1.04	1.42	(0.38)	0.00	(0.38)	8.89	18.28	200,010	0.45	(c)	0.45	(c)	0.45	(c)	0.45	(c)	4.42		51
03/31/2009	9.67	0.43	(1.81)	(1.38)	(0.44)	0.00	(0.44)	7.85	(14.59)	276,813	0.465		0.465		0.465		0.465		4.85		100
03/31/2008	10.31	0.43	(0.63)	(0.20)	(0.44)	0.00	(0.44)	9.67	(2.04)	335,883	0.545		0.545		0.465		0.465		4.31		64
03/31/2007	10.18	0.42	0.13	0.55	(0.42)	0.00	(0.42)	10.31	5.49	223,321	0.525		0.525		0.465		0.465		4.05		76
Class P
03/31/2011	8.89	0.38	(0.21)	0.17	(0.38)	0.00	(0.38)	8.68	1.87	3,160	0.54		0.54		0.54		0.54		4.27		22
03/31/2010	7.85	0.36	1.05	1.41	(0.37)	0.00	(0.37)	8.89	18.16	2,191	0.55	(c)	0.55	(c)	0.55	(c)	0.55	(c)	4.17		51
04/30/2008 - 03/31/2009	9.81	0.39	(1.95)	(1.56)	(0.40)	0.00	(0.40)	7.85	(16.19)	8	0.566	*	0.566	*	0.566	*	0.566	*	4.83	*	100
Administrative Class
03/31/2011	8.89	0.37	(0.21)	0.16	(0.37)	0.00	(0.37)	8.68	1.71	1,029	0.69		0.69		0.69		0.69		4.12		22
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00	(0.35)	8.89	17.99	934	0.70	(c)	0.70	(c)	0.70	(c)	0.70	(c)	4.11		51
03/31/2009	9.67	0.41	(1.81)	(1.40)	(0.42)	0.00	(0.42)	7.85	(14.81)	791	0.715		0.715		0.715		0.715		4.62		100
03/31/2008	10.31	0.41	(0.64)	(0.23)	(0.41)	0.00	(0.41)	9.67	(2.28)	757	0.795		0.795		0.715		0.715		4.05		64
03/31/2007	10.18	0.39	0.14	0.53	(0.40)	0.00	(0.40)	10.31	5.25	819	0.785		0.785		0.715		0.715		3.81		76
Class D
03/31/2011	8.89	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)	8.68	1.65	11,471	0.75		0.75		0.75		0.75		4.04		22
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00	(0.35)	8.89	17.92	18,255	0.76	(c)	0.76	(c)	0.76	(c)	0.76	(c)	4.12		51
03/31/2009	9.67	0.41	(1.82)	(1.41)	(0.41)	0.00	(0.41)	7.85	(14.86)	19,516	0.775		0.775		0.775		0.775		4.49		100
03/31/2008	10.31	0.40	(0.64)	(0.24)	(0.40)	0.00	(0.40)	9.67	(2.37)	44,413	0.885	(b)	0.885	(b)	0.805	(b)	0.805	(b)	3.96		64
03/31/2007	10.18	0.38	0.13	0.51	(0.38)	0.00	(0.38)	10.31	5.12	45,707	0.885		0.885		0.825		0.825		3.69		76

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(c)	Effective October 1, 2009, the Fund's advisory fee was reduced by 0.025% to 0.20%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO New York Municipal Bond Fund
Institutional Class
03/31/2011	$10.79	$0.40	$(0.21)	$0.19	$(0.40)	$0.00	$0.00	$(0.40)	$10.58	1.72%	$84,926	0.445%		0.445%		0.445%		0.445%		3.65%		25%
03/31/2010	10.13	0.41	0.66	1.07	(0.41)	0.00	0.00	(0.41)	10.79	10.75	95,753	0.445		0.445		0.445		0.445		3.88		29
03/31/2009	10.68	0.40	(0.51)	(0.11)	(0.42)	(0.02)	0.00	(0.44)	10.13	(1.10)	78,007	0.445		0.445		0.445		0.445		3.89		121
03/31/2008	10.88	0.41	(0.19)	0.22	(0.40)	(0.02)	0.00	(0.42)	10.68	2.10	34,736	0.445		0.445		0.445		0.445		3.77		44
03/31/2007	10.76	0.42	0.13	0.55	(0.41)	(0.02)	0.00	(0.43)	10.88	5.20	32,533	0.485		0.485		0.445		0.445		3.86		29
Class P
11/19/2010 - 03/31/2011	10.87	0.15	(0.30)	(0.15)	(0.14)	0.00	0.00	(0.14)	10.58	(1.35)	2,049	0.545	*	0.545	*	0.545	*	0.545	*	3.86	*	25
Class D
03/31/2011	10.79	0.36	(0.21)	0.15	(0.36)	0.00	0.00	(0.36)	10.58	1.39	24,239	0.775		0.775		0.775		0.775		3.32		25
03/31/2010	10.13	0.38	0.66	1.04	(0.38)	0.00	0.00	(0.38)	10.79	10.38	28,404	0.775		0.775		0.775		0.775		3.55		29
03/31/2009	10.68	0.36	(0.51)	(0.15)	(0.38)	(0.02)	0.00	(0.40)	10.13	(1.42)	23,562	0.775		0.775		0.775		0.775		3.50		121
03/31/2008	10.88	0.37	(0.18)	0.19	(0.37)	(0.02)	0.00	(0.39)	10.68	1.74	15,386	0.795	(b)	0.795	(b)	0.795	(b)	0.795	(b)	3.41		44
03/31/2007	10.76	0.37	0.14	0.51	(0.37)	(0.02)	0.00	(0.39)	10.88	4.81	11,583	0.865		0.865		0.825		0.825		3.43		29
PIMCO Real Return Fund
Institutional Class
03/31/2011	$10.87	$0.28	$0.63	$0.91	$(0.29)	$0.00	$0.00	$(0.29)	$11.49	8.48%	$7,559,915	0.46%		0.46%		0.45%		0.45%		2.51%		174	%**
03/31/2010	10.00	0.40	0.93	1.33	(0.46)	0.00	0.00	(0.46)	10.87	13.51	7,762,237	0.48		0.48		0.45		0.45		3.79		408
03/31/2009	11.45	0.33	(1.05)	(0.72)	(0.34)	(0.39)	0.00	(0.73)	10.00	(5.91)	5,101,322	0.65		0.65		0.45		0.45		3.13		915
03/31/2008	10.89	0.62	0.91	1.53	(0.60)	(0.37)	0.00	(0.97)	11.45	14.84	8,177,173	0.45		0.45		0.45		0.45		5.62		806
03/31/2007	10.82	0.40	0.13	0.53	(0.37)	(0.08)	(0.01)	(0.46)	10.89	5.00	5,427,623	0.45		0.45		0.45		0.45		3.67		480
Class P
03/31/2011	10.87	0.28	0.62	0.90	(0.28)	0.00	0.00	(0.28)	11.49	8.37	1,176,669	0.56		0.56		0.55		0.55		2.45		174	**
03/31/2010	10.00	0.34	0.98	1.32	(0.45)	0.00	0.00	(0.45)	10.87	13.39	670,522	0.56		0.56		0.55		0.55		3.18		408
04/30/2008 - 03/31/2009	11.22	0.10	(0.63)	(0.53)	(0.30)	(0.39)	0.00	(0.69)	10.00	(4.38)	2,031	0.86	*	0.86	*	0.55	*	0.55	*	1.14	*	915
Administrative Class
03/31/2011	10.87	0.25	0.64	0.89	(0.27)	0.00	0.00	(0.27)	11.49	8.21	1,192,602	0.71		0.71		0.70		0.70		2.24		174	**
03/31/2010	10.00	0.38	0.93	1.31	(0.44)	0.00	0.00	(0.44)	10.87	13.22	1,060,100	0.73		0.73		0.70		0.70		3.57		408
03/31/2009	11.45	0.27	(1.01)	(0.74)	(0.32)	(0.39)	0.00	(0.71)	10.00	(6.14)	738,750	0.94		0.94		0.70		0.70		2.59		915
03/31/2008	10.89	0.58	0.92	1.50	(0.57)	(0.37)	0.00	(0.94)	11.45	14.56	764,876	0.70		0.70		0.70		0.70		5.25		806
03/31/2007	10.82	0.35	0.16	0.51	(0.35)	(0.08)	(0.01)	(0.44)	10.89	4.74	453,363	0.70		0.70		0.70		0.70		3.21		480
Class D
03/31/2011	10.87	0.24	0.63	0.87	(0.25)	0.00	0.00	(0.25)	11.49	8.04	1,819,723	0.86		0.86		0.85		0.85		2.10		174	**
03/31/2010	10.00	0.36	0.93	1.29	(0.42)	0.00	0.00	(0.42)	10.87	13.05	1,476,692	0.88		0.88		0.85		0.85		3.42		408
03/31/2009	11.45	0.25	(1.01)	(0.76)	(0.30)	(0.39)	0.00	(0.69)	10.00	(6.30)	1,003,987	1.12	(c)	1.12	(c)	0.88	(c)	0.88	(c)	2.42		915
03/31/2008	10.89	0.57	0.91	1.48	(0.55)	(0.37)	0.00	(0.92)	11.45	14.33	1,121,850	0.90		0.90		0.90		0.90		5.22		806
03/31/2007	10.82	0.34	0.15	0.49	(0.33)	(0.08)	(0.01)	(0.42)	10.89	4.53	873,320	0.90		0.90		0.90		0.90		3.19		480

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(c)	Effective October 1, 2008, the Fund's supervisory and administrative fee was reduced by 0.05% to 0.35%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Short Duration Municipal Income Fund
Institutional Class
03/31/2011	$8.55	$0.14	$0.00	$0.14	$(0.14)	$0.00	$(0.14)	$8.55	1.60%	$165,264	0.33%		0.33%		0.33%		0.33%		1.63%		56%
03/31/2010	8.20	0.16	0.35	0.51	(0.16)	0.00	(0.16)	8.55	6.29	112,045	0.34	(d)	0.34	(d)	0.34	(d)	0.34	(d)	1.90		73
03/31/2009	9.54	0.35	(1.33)	(0.98)	(0.36)	0.00	(0.36)	8.20	(10.56)	57,918	0.35		0.35		0.35		0.35		3.86		155
03/31/2008	9.95	0.38	(0.41)	(0.03)	(0.38)	0.00	(0.38)	9.54	(0.35)	90,525	0.35		0.35		0.35		0.35		3.86		35
03/31/2007	9.96	0.35	(0.01)	0.34	(0.35)	0.00	(0.35)	9.95	3.45	178,380	0.40		0.40		0.35		0.35		3.49		71
Class P
03/31/2011	8.55	0.13	0.00	0.13	(0.13)	0.00	(0.13)	8.55	1.50	11,648	0.43		0.43		0.43		0.43		1.55		56
03/31/2010	8.20	0.15	0.35	0.50	(0.15)	0.00	(0.15)	8.55	6.19	6,713	0.44	(d)	0.44	(d)	0.44	(d)	0.44	(d)	1.78		73
04/30/2008 - 03/31/2009	9.64	0.30	(1.42)	(1.12)	(0.32)	0.00	(0.32)	8.20	(11.85)	9	0.45	*	0.45	*	0.45	*	0.45	*	3.67	*	155
Administrative Class
03/31/2011	8.55	0.12	0.00	0.12	(0.12)	0.00	(0.12)	8.55	1.35	3,704	0.58		0.58		0.58		0.58		1.37		56
03/31/2010	8.20	0.15	0.34	0.49	(0.14)	0.00	(0.14)	8.55	6.02	4,167	0.59	(d)	0.59	(d)	0.59	(d)	0.59	(d)	1.75		73
03/31/2009	9.54	0.33	(1.34)	(1.01)	(0.33)	0.00	(0.33)	8.20	(10.78)	5,947	0.60		0.60		0.60		0.60		3.61		155
03/31/2008	9.95	0.37	(0.42)	(0.05)	(0.36)	0.00	(0.36)	9.54	(0.57)	7,991	0.60		0.60		0.60		0.60		3.88		35
03/31/2007	9.96	0.33	(0.01)	0.32	(0.33)	0.00	(0.33)	9.95	3.21	11	0.63		0.63		0.60		0.60		3.27		71
Class D
03/31/2011	8.55	0.10	0.00	0.10	(0.10)	0.00	(0.10)	8.55	1.20	7,242	0.73		0.73		0.73		0.73		1.22		56
03/31/2010	8.20	0.14	0.34	0.48	(0.13)	0.00	(0.13)	8.55	5.86	10,265	0.74	(d)	0.74	(d)	0.74	(d)	0.74	(d)	1.70		73
03/31/2009	9.54	0.31	(1.33)	(1.02)	(0.32)	0.00	(0.32)	8.20	(10.92)	23,026	0.75		0.75		0.75		0.75		3.40		155
03/31/2008	9.95	0.34	(0.41)	(0.07)	(0.34)	0.00	(0.34)	9.54	(0.77)	28,867	0.77	(c)	0.77	(c)	0.77	(c)	0.77	(c)	3.42		35
03/31/2007	9.96	0.31	(0.01)	0.30	(0.31)	0.00	(0.31)	9.95	3.09	30,392	0.75	(b)	0.80		0.70	(b)	0.75		3.15		71
PIMCO Short-Term Fund
Institutional Class
03/31/2011	$9.87	$0.10	$0.07	$0.17	$(0.10)	$(0.05)	$(0.15)	$9.89	1.77%	$6,500,992	0.45%		0.45%		0.45%		0.45%		1.03%		182	%**
03/31/2010	9.39	0.16	0.53	0.69	(0.18)	(0.03)	(0.21)	9.87	7.31	5,643,399	0.45		0.45		0.45		0.45		1.61		446
03/31/2009	9.81	0.38	(0.29)	0.09	(0.36)	(0.15)	(0.51)	9.39	1.01	1,954,753	0.50		0.50		0.45		0.45		3.98		582
03/31/2008	9.96	0.48	(0.12)	0.36	(0.48)	(0.03)	(0.51)	9.81	3.72	1,871,326	0.46		0.46		0.45		0.45		4.87		191
03/31/2007	9.98	0.47	0.00	0.47	(0.46)	(0.03)	(0.49)	9.96	4.81	2,009,506	0.45		0.45		0.45		0.45		4.71		187
Class P
03/31/2011	9.87	0.09	0.07	0.16	(0.09)	(0.05)	(0.14)	9.89	1.67	289,593	0.55		0.55		0.55		0.55		0.93		182	**
03/31/2010	9.39	0.13	0.55	0.68	(0.17)	(0.03)	(0.20)	9.87	7.21	263,898	0.55		0.55		0.55		0.55		1.29		446
04/30/2008 - 03/31/2009	9.85	0.34	(0.33)	0.01	(0.32)	(0.15)	(0.47)	9.39	0.19	11,963	0.60	*	0.60	*	0.55	*	0.55	*	3.92	*	582
Administrative Class
03/31/2011	9.87	0.08	0.07	0.15	(0.08)	(0.05)	(0.13)	9.89	1.52	2,589,004	0.70		0.70		0.70		0.70		0.78		182	**
03/31/2010	9.39	0.15	0.51	0.66	(0.15)	(0.03)	(0.18)	9.87	7.05	2,813,466	0.70		0.70		0.70		0.70		1.52		446
03/31/2009	9.81	0.36	(0.29)	0.07	(0.34)	(0.15)	(0.49)	9.39	0.76	1,669,707	0.75		0.75		0.70		0.70		3.72		582
03/31/2008	9.96	0.46	(0.12)	0.34	(0.46)	(0.03)	(0.49)	9.81	3.47	1,514,603	0.71		0.71		0.70		0.70		4.64		191
03/31/2007	9.98	0.45	0.00	0.45	(0.44)	(0.03)	(0.47)	9.96	4.55	1,245,560	0.70		0.70		0.70		0.70		4.49		187
Class D
03/31/2011	9.87	0.07	0.07	0.14	(0.07)	(0.05)	(0.12)	9.89	1.47	513,448	0.75		0.75		0.75		0.75		0.73		182	**
03/31/2010	9.39	0.13	0.53	0.66	(0.15)	(0.03)	(0.18)	9.87	7.00	532,652	0.75		0.75		0.75		0.75		1.29		446
03/31/2009	9.81	0.35	(0.28)	0.07	(0.34)	(0.15)	(0.49)	9.39	0.71	138,124	0.80		0.80		0.75		0.75		3.68		582
03/31/2008	9.96	0.45	(0.12)	0.33	(0.45)	(0.03)	(0.48)	9.81	3.41	75,692	0.76		0.76		0.75		0.75		4.56		191
03/31/2007	9.98	0.44	0.00	0.44	(0.43)	(0.03)	(0.46)	9.96	4.51	72,940	0.75		0.75		0.75		0.75		4.38		187

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	PIMCO and the Distributor have contractually agreed to waive 0.05% of the Fund's administrative fee and distribution and/or service/12b-1 Fees.
(c)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(d)	Effective October 1, 2009, the Fund's advisory fee was reduced by 0.02% to 0.18%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Total Return Fund
Institutional Class
03/31/2011	$11.04	$0.33	$0.41	$0.74	$(0.36)	$(0.54)	$0.00	$(0.90)	$10.88	6.86%	$136,538,305	0.46%		0.46%		2.92%		430	%**
03/31/2010	10.13	0.44	1.09	1.53	(0.51)	(0.11)	0.00	(0.62)	11.04	15.49	126,335,186	0.47		0.46		4.07		402
03/31/2009	10.91	0.56	(0.28)	0.28	(0.57)	(0.49)	0.00	(1.06)	10.13	2.96	87,105,803	0.63	(b)	0.45	(b)	5.37		300
03/31/2008	10.43	0.54	0.55	1.09	(0.54)	(0.07)	0.00	(0.61)	10.91	10.81	77,276,018	0.49		0.43		5.15		226
03/31/2007	10.33	0.50	0.14	0.64	(0.50)	(0.04)	0.00	(0.54)	10.43	6.32	62,902,840	0.43		0.43		4.82		257
Class P
03/31/2011	11.04	0.32	0.41	0.73	(0.35)	(0.54)	0.00	(0.89)	10.88	6.75	8,184,067	0.56		0.56		2.83		430	**
03/31/2010	10.13	0.39	1.13	1.52	(0.50)	(0.11)	0.00	(0.61)	11.04	15.38	5,469,785	0.57		0.56		3.62		402
04/30/2008 - 03/31/2009	10.91	0.51	(0.29)	0.22	(0.51)	(0.49)	0.00	(1.00)	10.13	2.42	286,850	0.77	*(c)	0.55	*(c)	5.47	*	300
Administrative Class
03/31/2011	11.04	0.30	0.41	0.71	(0.33)	(0.54)	0.00	(0.87)	10.88	6.59	32,792,128	0.71		0.71		2.67		430	**
03/31/2010	10.13	0.41	1.10	1.51	(0.49)	(0.11)	0.00	(0.60)	11.04	15.20	32,158,676	0.72		0.71		3.85		402
03/31/2009	10.91	0.53	(0.28)	0.25	(0.54)	(0.49)	0.00	(1.03)	10.13	2.70	24,596,373	0.88	(b)	0.70	(b)	5.10		300
03/31/2008	10.43	0.52	0.55	1.07	(0.52)	(0.07)	0.00	(0.59)	10.91	10.54	25,200,225	0.74		0.68		4.91		226
03/31/2007	10.33	0.47	0.14	0.61	(0.47)	(0.04)	0.00	(0.51)	10.43	6.06	20,721,139	0.68		0.68		4.57		257
Class D
03/31/2011	11.04	0.29	0.42	0.71	(0.33)	(0.54)	0.00	(0.87)	10.88	6.55	17,422,193	0.75		0.75		2.63		430	**
03/31/2010	10.13	0.40	1.10	1.50	(0.48)	(0.11)	0.00	(0.59)	11.04	15.16	16,162,579	0.76		0.75		3.69		402
03/31/2009	10.91	0.53	(0.28)	0.25	(0.54)	(0.49)	0.00	(1.03)	10.13	2.65	8,557,627	0.93		0.75		5.09		300
03/31/2008	10.43	0.51	0.55	1.06	(0.51)	(0.07)	0.00	(0.58)	10.91	10.45	5,619,632	0.81		0.75		4.82		226
03/31/2007	10.33	0.47	0.14	0.61	(0.47)	(0.04)	0.00	(0.51)	10.43	5.98	3,909,295	0.75		0.75		4.50		257
PIMCO Total Return Fund II
Institutional Class
03/31/2011	$10.59	$0.23	$0.44	$0.67	$(0.25)	$(0.63)	$(0.01)	$(0.89)	$10.37	6.40%	$3,177,804	0.50%		0.50%		2.15%		563	%**
03/31/2010	9.71	0.42	1.01	1.43	(0.50)	(0.05)	0.00	(0.55)	10.59	15.00	3,124,654	0.53		0.50		4.05		502
03/31/2009	10.44	0.51	(0.33)	0.18	(0.52)	(0.39)	0.00	(0.91)	9.71	1.93	2,531,920	1.00		0.50		5.10		278
03/31/2008	9.91	0.49	0.54	1.03	(0.49)	(0.01)	0.00	(0.50)	10.44	10.76	2,282,191	0.82		0.50		4.91		265
03/31/2007	9.82	0.48	0.10	0.58	(0.47)	(0.01)	(0.01)	(0.49)	9.91	6.10	2,062,540	0.50		0.50		4.86		237
Class P
03/31/2011	10.59	0.23	0.43	0.66	(0.24)	(0.63)	(0.01)	(0.88)	10.37	6.30	6,937	0.60		0.60		2.15		563	**
12/31/2009 - 03/31/2010	10.45	0.06	0.14	0.20	(0.06)	0.00	0.00	(0.06)	10.59	1.93	10	0.60	*	0.60	*	2.24	*	502
Administrative Class
03/31/2011	10.59	0.21	0.43	0.64	(0.22)	(0.63)	(0.01)	(0.86)	10.37	6.13	102,227	0.75		0.75		1.91		563	**
03/31/2010	9.71	0.40	1.00	1.40	(0.47)	(0.05)	0.00	(0.52)	10.59	14.71	89,389	0.78		0.75		3.83		502
03/31/2009	10.44	0.48	(0.33)	0.15	(0.49)	(0.39)	0.00	(0.88)	9.71	1.67	75,119	1.24		0.75		4.84		278
03/31/2008	9.91	0.47	0.54	1.01	(0.47)	(0.01)	0.00	(0.48)	10.44	10.49	77,136	1.07		0.75		4.67		265
03/31/2007	9.82	0.45	0.11	0.56	(0.45)	(0.01)	(0.01)	(0.47)	9.91	5.84	84,133	0.75		0.75		4.60		237

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the supervisory and administrative fee was increased by 0.03% to an annual rate of 0.21%.
(c)	Effective October 1, 2008, the supervisory and administrative fee was increased by 0.03% to an annual rate of 0.31%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Total Return Fund III
Institutional Class
03/31/2011	$9.78	$0.27	$0.44	$0.71	$(0.30)	$(0.55)	$(0.85)	$9.64	7.40%	$3,147,867	0.50%		0.50%		0.50%		0.50%		2.73%		377	%**
03/31/2010	8.76	0.39	1.10	1.49	(0.47)	0.00	(0.47)	9.78	17.37	2,995,293	0.53		0.53		0.50		0.50		4.19		459
03/31/2009	9.59	0.48	(0.37)	0.11	(0.50)	(0.44)	(0.94)	8.76	1.37	2,184,491	0.82		0.82		0.50		0.50		5.24		305
03/31/2008	9.24	0.46	0.42	0.88	(0.47)	(0.06)	(0.53)	9.59	9.79	2,240,289	0.75		0.75		0.50		0.50		4.95		327
03/31/2007	9.13	0.42	0.13	0.55	(0.43)	(0.01)	(0.44)	9.24	6.17	1,998,406	0.50		0.50		0.50		0.50		4.63		225
Class P
03/31/2011	9.78	0.27	0.43	0.70	(0.29)	(0.55)	(0.84)	9.64	7.29	54,539	0.60		0.60		0.60		0.60		2.69		377	**
03//31/2010	8.76	0.27	1.21	1.48	(0.46)	0.00	(0.46)	9.78	17.24	3,849	0.60		0.60		0.60		0.60		2.78		459
03/31/2009 - 03/31/2009	8.76	0.00	0.00	0.00	0.00	0.00	0.00	8.76	0.00	10	0.60	*	0.60	*	0.60	*	0.60	*	(0.60	)*	305
Administrative Class
03/31/2011	9.78	0.25	0.43	0.68	(0.27)	(0.55)	(0.82)	9.64	7.14	101,711	0.75		0.75		0.75		0.75		2.51		377	**
03/31/2010	8.76	0.36	1.11	1.47	(0.45)	0.00	(0.45)	9.78	17.08	72,002	0.78		0.78		0.75		0.75		3.77		459
03/31/2009	9.59	0.46	(0.38)	0.08	(0.47)	(0.44)	(0.91)	8.76	1.11	36,067	1.08		1.08		0.75		0.75		5.12		305
03/31/2008	9.24	0.44	0.41	0.85	(0.44)	(0.06)	(0.50)	9.59	9.52	24,558	1.02		1.02		0.75		0.75		4.70		327
03/31/2007	9.13	0.40	0.13	0.53	(0.41)	(0.01)	(0.42)	9.24	5.91	14,529	0.75		0.75		0.75		0.75		4.37		225
PIMCO Unconstrained Bond Fund
Institutional Class
03/31/2011	$11.01	$0.31	$0.13	$0.44	$(0.26)	$(0.02)	$(0.28)	$11.17	4.08%	$9,222,128	0.98%		0.98%		0.90%		0.90%		2.79%		1,240	%**
03/31/2010	10.17	0.39	1.07	1.46	(0.37)	(0.25)	(0.62)	11.01	14.62	2,711,977	0.90		0.90		0.90		0.90		3.59		1,039
06/30/2008 - 03/31/2009	10.00	0.22	0.11	0.33	(0.16)	0.00	(0.16)	10.17	3.40	578,445	0.91	*	0.93	*	0.90	*	0.92	*	2.91	*	417
Class P
03/31/2011	11.01	0.30	0.13	0.43	(0.25)	(0.02)	(0.27)	11.17	3.98	1,420,955	1.08		1.08		1.00		1.00		2.70		1,240	**
03/31/2010	10.17	0.37	1.08	1.45	(0.36)	(0.25)	(0.61)	11.01	14.52	340,363	1.00		1.00		1.00		1.00		3.37		1,039
06/30/2008 - 03/31/2009	10.00	0.21	0.11	0.32	(0.15)	0.00	(0.15)	10.17	3.32	129	1.01	*	1.03	*	1.00	*	1.02	*	2.84	*	417
Class D
03/31/2011	11.01	0.27	0.13	0.40	(0.22)	(0.02)	(0.24)	11.17	3.66	1,367,527	1.38		1.38		1.30		1.30		2.41		1,240	**
03/31/2010	10.17	0.34	1.07	1.41	(0.32)	(0.25)	(0.57)	11.01	14.17	767,372	1.30		1.30		1.30		1.30		3.15		1,039
06/30/2008 - 03/31/2009	10.00	0.19	0.11	0.30	(0.13)	0.00	(0.13)	10.17	3.09	134,508	1.31	*	1.33	*	1.30	*	1.32	*	2.51	*	417
PIMCO Unconstrained Tax Managed Bond Fund
Institutional Class
03/31/2011	$10.41	$0.19	$0.03	$0.22	$(0.15)	$(0.01)	$(0.16)	$10.47	2.08%	$135,096	0.78%		0.78%		0.70%		0.70%		1.82%		401	%**
03/31/2010	9.77	0.22	0.71	0.93	(0.25)	(0.04)	(0.29)	10.41	9.63	80,104	0.70		0.73		0.70		0.73		2.18		318
01/30/2009 - 03/31/2009	10.00	0.03	(0.23)	(0.20)	(0.03)	0.00	(0.03)	9.77	(2.02)	5,773	0.70	*	4.12	*	0.70	*	4.12	*	1.78	*	0
Class P
03/31/2011	10.41	0.18	0.03	0.21	(0.14)	(0.01)	(0.15)	10.47	1.98	45,713	0.88		0.88		0.80		0.80		1.76		401	**
09/10/2009 - 03/31/2010	10.32	0.10	0.15	0.25	(0.12)	(0.04)	(0.16)	10.41	2.52	9,341	0.80	*	0.80	*	0.80	*	0.80	*	1.78	*	318
Class D
03/31/2011	10.41	0.15	0.03	0.18	(0.11)	(0.01)	(0.12)	10.47	1.67	17,166	1.18		1.18		1.10		1.10		1.44		401	**
03/31/2010	9.77	0.19	0.70	0.89	(0.21)	(0.04)	(0.25)	10.41	9.20	11,201	1.10		1.15		1.10		1.15		1.82		318
01/30/2009 - 03/31/2009	10.00	0.02	(0.23)	(0.21)	(0.02)	0.00	(0.02)	9.77	(2.08)	441	1.10	*	8.35	*	1.10	*	8.35	*	1.10	*	0

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Appendix A
Description of Securities Ratings

A Fund's investments may range in quality from securities rated in the lowest category in which a Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's, BBB by S&P or Fitch and comparable securities. They are considered predominately speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation;
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assign-ed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.
  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor.Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).
  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.
  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.
  A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This qualifier is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. unsolicited:

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

pr: The letters 'pr' indicated that the rating was provisional. A provisional rating assumed the successful completion of the project financed by the debt being rated and indicated that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A 'q' subscript indicated that the rating was based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
 AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most indivi-
dual obligations of corporate issuers with IDRs in the 'B' rat-
ing category and below, and for most distressed or defaulted structured finance obligations rated "CCC" or below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-927-4648 or visit our Web site at www.PIMCO.com/investments.

PIMCO FUNDS 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds
840 Newport Center Drive
Newport Beach, CA 92660

Investment Company Act File Number: 811-05028	PF0000I_081911

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimco.com/investments for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

July 31, 2011 (as supplemented August 19, 2011)
PIMCO Funds Prospectus

Strategic Markets Funds	Inst	P	Admin	D
PIMCO All Asset Fund	PAAIX	PALPX	PAALX	PASDX
PIMCO All Asset All Authority Fund	PAUIX	PAUPX	—	PAUDX
PIMCO CommoditiesPLUS™ Short Strategy Fund	PCPIX	PCSPX	—	PCSDX
PIMCO CommoditiesPLUS™ Strategy Fund	PCLIX	PCLPX	—	PCLDX
PIMCO CommodityRealReturn Strategy Fund®	PCRIX	PCRPX	PCRRX	PCRDX
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	PEFIX	PEFPX	PEFAX	—
PIMCO Fundamental Advantage Total Return Strategy Fund	PFATX	PFAPX	—	PFSDX
PIMCO Fundamental IndexPLUS® TR Fund	PXTIX	PIXPX	PXTAX	PIXDX
PIMCO Global Multi-Asset Fund	PGAIX	PGAPX	PGAAX	PGMDX
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	PSKIX	PPLPX	PSKAX	PPUDX
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar Hedged)	PISIX	PIUHX	__	PIPDX
PIMCO Real Income™ 2019 Fund	PRIFX	PICPX	PRCAX	PRLDX
PIMCO Real Income™ 2029 Fund	PRIIX	PRQCX	PINAX	PORDX
PIMCO Real Return Asset Fund	PRAIX	PRTPX	—	—
PIMCO RealEstateRealReturn Strategy Fund	PRRSX	PETPX	—	PETDX
PIMCO RealRetirement® 2010 Fund	PRIEX	PTPNX	PRNAX	PTNDX
PIMCO RealRetirement® 2015 Fund	PTNIX	—	PTNNX	PTNUX
PIMCO RealRetirement® 2020 Fund	PRWIX	PTYPX	PFNAX	PTYDX
PIMCO RealRetirement® 2025 Fund	PENTX	—	PENMX	PENDX
PIMCO RealRetirement® 2030 Fund	PRLIX	PEHPX	PNLAX	PEHDX
PIMCO RealRetirement® 2035 Fund	PIVIX	—	PIVNX	PIVDX
PIMCO RealRetirement® 2040 Fund	PROIX	POFPX	PEOAX	POFDX
PIMCO RealRetirement® 2050 Fund	PRMIX	PFYPX	POTAX	PFYDX
PIMCO Small Cap StocksPLUS® TR Fund	PSCSX	PCKPX	—	PCKDX
PIMCO StocksPLUS® Fund	PSTKX	PSKPX	PPLAX	PSPDX
PIMCO StocksPLUS® Long Duration Fund	PSLDX	—	—	—
PIMCO StocksPLUS® Total Return Fund	PSPTX	PTOPX	—	PSTDX
PIMCO StocksPLUS® TR Short Strategy Fund	PSTIX	PSPLX	—	PSSDX
PIMCO Tax Managed Real Return Fund	PTMIX	PTMPX	—	PXMDX

As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summaries
PIMCO All Asset Fund
PIMCO All Asset All Authority Fund
PIMCO CommoditiesPLUS™ Short Strategy Fund
PIMCO CommoditiesPLUS™ Strategy Fund
PIMCO CommodityRealReturn Strategy Fund®
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund
PIMCO Fundamental Advantage Total Return Strategy Fund
PIMCO Fundamental IndexPLUS® TR Fund
PIMCO Global Multi-Asset Fund
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
PIMCO Real Income™ 2019 Fund
PIMCO Real Income™ 2029 Fund
PIMCO Real Return Asset Fund
PIMCO RealEstateRealReturn Strategy Fund
PIMCO RealRetirement® 2010 Fund
PIMCO RealRetirement® 2015 Fund
PIMCO RealRetirement® 2020 Fund
PIMCO RealRetirement® 2025 Fund
PIMCO RealRetirement® 2030 Fund
PIMCO RealRetirement® 2035 Fund
PIMCO RealRetirement® 2040 Fund
PIMCO RealRetirement® 2050 Fund
PIMCO Small Cap StocksPLUS® TR Fund
PIMCO StocksPLUS® Fund
PIMCO StocksPLUS® Long Duration Fund
PIMCO StocksPLUS® Total Return Fund
PIMCO StocksPLUS® TR Short Strategy Fund
PIMCO Tax Managed Real Return Fund
Summary of Other Important Information Regarding Fund Shares

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Funds

Classes of Shares - Institutional Class, Class P, Administrative Class and Class D Shares

Purchases, Redemptions and Exchanges

How Fund Shares are Priced

Fund Distributions

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Descriptions of the Underlying PIMCO Funds

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO All Asset Fund

Investment Objective

The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.225%	0.325%	0.225%	0.375%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Acquired Fund Fees and Expenses(1)	0.74%	0.74%	0.74%	0.74%
Total Annual Fund Operating Expenses(2)(3)	0.965%	1.065%	1.215%	1.365%
Expense Reimbursement(4)	(0.06%)	(0.06%)	(0.06%)	(0.06%)
Total Annual Fund Operating Expenses After Expense Reimbursement(5)	0.905%	1.005%	1.155%	1.305%
(1)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.02%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)

Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 0.945%, 1.045%, 1.195% and 1.345% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

PIMCO has contractually agreed, through July 31, 2012, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above.

(5)

Total Annual Fund Operating Expenses After Expense Reimbursement excluding interest expense of the Underlying PIMCO Funds is 0.885%, 0.985%, 1.135% and 1.285% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$92	$289	$501	$1,114
Class P	$103	$320	$555	$1,230
Administrative Class	$118	$367	$636	$1,403
Class D	$133	$414	$716	$1,573

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the Trust, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, and PIMCO RealRetirement® Funds, as well as in funds of PIMCO Equity Series, an affiliated open-end investment company ("Underlying PIMCO Funds"). Though it is anticipated that the Fund will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Fund may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of Pacific Investment Management Company LLC ("PIMCO"). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund's asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund's investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Fund's combined investments in the PIMCO Fundamental IndexPLUS® TR, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return, PIMCO EqS Emerging Markets and PIMCO EqS Pathfinder™ Funds normally will not exceed 50% of its total assets. In addition, the Fund's combined investments in the PIMCO CommodityRealReturn Strategy®, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets. The Fund's assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Fund's asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Fund's asset allocation sub-adviser has the flexibility to reallocate the Fund's assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Fund may invest in additional PIMCO Funds created in the future.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Underlying PIMCO Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

The principal risks of investing in the Underlying PIMCO Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that portfolio manager believes will cause the stock price to increase do not occur

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund measures its performance against two benchmarks. The Fund's primary benchmark is the Barclays Capital U.S. TIPS 1-10 Year Index. The Fund's secondary benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index ("CPI") (specifically, the CPI for All Urban Consumers). The Fund believes that this secondary benchmark reflects the Fund's long-term investment strategy more accurately than the Barclays Capital U.S. TIPS 1-10 Year Index.

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), Administrative Class shares (December 31, 2002) and Class D shares (April 30, 2003), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class P, Administrative Class and Class D shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital U.S. TIPS: 1-10 Year is an unmanaged index market comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years. The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the CPI. This index reflects non-seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. The Lipper Flexible Portfolio Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including domestic common stocks, bond and money market instruments with a focus on total return.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 4.91%. For the periods shown in the bar chart, the highest quarterly return was 12.61% in the Q2 2009, and the lowest quarterly return was -8.26% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(07/31/02)
Institutional Class Return Before Taxes	13.68%	6.22%	9.16%
Institutional Class Return After Taxes on Distributions(1)	10.56%	3.65%	6.73%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	8.85%	3.78%	6.50%
Class P Return Before Taxes	13.68%	6.15%	9.07%
Administrative Class Return Before Taxes	13.45%	5.96%	8.89%
Class D Return Before Taxes	13.36%	5.69%	8.56%
Barclays Capital U.S. TIPS: 1-10 Year Index (reflects no deductions for fees, expenses or taxes)	5.22%	5.41%	5.78%
Consumer Price Index + 500 Basis Points (reflects no deductions for fees, expenses or taxes)	6.68%	7.40%	7.58%

Lipper Flexible Portfolio Funds Average (reflects no deductions for taxes)	12.03%	3.81%	7.09%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the asset allocation sub-adviser to the Fund.  The Fund's portfolio is managed by Robert D. Arnott. Mr. Arnott is the Chairman and Founder of Research Affiliates, LLC
and he has managed the Fund since July 2002.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO All Asset All Authority Fund

Investment Objective

The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.25%	0.35%	0.25%	0.40%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.31%	0.31%	0.31%	0.31%
Acquired Fund Fees and Expenses(2)	0.86%	0.86%	0.86%	0.86%
Total Annual Fund Operating Expenses(3)(4)(5)	1.42%	1.52%	1.67%	1.82%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's ability to borrow money for investment purposes from a committed line of credit. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.02%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)

Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.40%, 1.50%, 1.65% and 1.80% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(5)	Total Annual Fund Operating Expenses excluding interest expense is 1.11%, 1.21%, 1.36% and 1.51% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$145	$449	$776	$1,702
Class P	$155	$480	$829	$1,813
Administrative Class	$170	$526	$907	$1,976
Class D	$185	$573	$985	$2,137

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the Trust, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO RealRetirement® Funds, as well as in funds of PIMCO Equity Series, an affiliated open-end investment company ("Underlying PIMCO Funds"). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund's asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund's investment in any particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Fund's investment in the PIMCO StocksPLUS® TR Short Strategy Fund normally will not exceed 20% of its total assets. The Fund's combined investments in the PIMCO Fundamental IndexPLUS® TR, PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration and PIMCO StocksPLUS® Total Return Funds ("U.S. Stock Funds") normally will not exceed 50% of its total assets. The Fund's combined investments in the PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO EqS Emerging Markets and PIMCO EqS Pathfinder™ Funds ("Non-U.S. Stock Funds") normally will not exceed 33-1/3% of its total assets. The Fund's combined investments in the U.S. Stock Funds and Non-U.S. Stock Funds (less any investment in the PIMCO StocksPLUS® TR Short Strategy Fund) normally will not exceed 66-2/3% of its total assets. In addition, the Fund's combined investments in the PIMCO CommodityRealReturn® Strategy, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Fund's assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Fund's asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Fund's asset allocation sub-adviser has the flexibility to reallocate the Fund's assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may use leverage by borrowing for investment purposes. The Fund will borrow only from banks, and only when the value of the Fund's assets, minus its liabilities other than borrowings, equals or exceeds 300% of the Fund's total borrowings, including the proposed borrowing. If at any time this 300% coverage requirement is not met, the Fund will, within three business days, decrease its borrowings to the extent required. Borrowing requires the payment of interest and other loan costs. To make such payments, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. At times when the Fund's borrowings are substantial, the interest expense to the Fund may result in the Fund having little or no investment income. The use of leverage by borrowing creates the potential for greater gains to shareholders of the Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. In addition, the Underlying PIMCO Funds may engage in certain transactions that give rise to a form of leverage.

The Fund is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. In addition to investing in the Underlying PIMCO Funds, at the discretion of Pacific Investment Management Company LLC ("PIMCO") and without shareholder approval, the Fund may invest in additional PIMCO Funds created in the future.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Underlying PIMCO Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

The principal risks of investing in the Underlying PIMCO Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that portfolio manager believes will cause the stock price to increase do not occur

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund measures its performance against two benchmarks. The Fund's primary benchmark is the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") Index. The Fund's secondary benchmark is a benchmark created by adding 6.5% to the annual percentage change in the Consumer Price Index ("CPI") (specifically, the CPI for All Urban Consumers). The Fund believes that this secondary benchmark reflects the Fund's long-term investment strategy more accurately than the S&P 500 Index.

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (July 10, 2008) and Class D shares (July 29, 2005), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the CPI. This index reflects non-seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. The Lipper Flexible Portfolio Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including domestic common stocks, bond and money market instruments with a focus on total return.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 4.53%. For the periods shown in the bar chart, the highest quarterly return was 11.93% in the Q2 2009, and the lowest quarterly return was -6.72% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(10/31/03)
Institutional Class Return Before Taxes	10.67%	6.87%	8.06%
Institutional Class Return After Taxes on Distributions(1)	8.05%	4.40%	5.55%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	6.97%	4.42%	5.45%
Class P Return Before Taxes	10.48%	6.70%	7.86%
Class D Return Before Taxes	10.15%	6.31%	7.44%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	4.63%
Consumer Price Index + 650 Basis Points (reflects no deductions for fees, expenses or taxes)	8.28%	9.01%	9.24%

Lipper Flexible Portfolio Funds Average (reflects no deductions for taxes)	12.03%	3.81%	5.85%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the asset allocation sub-adviser to the Fund.  The Fund's portfolio is managed by Robert D. Arnott. Mr. Arnott is the Chairman and Founder of Research Affiliates, LLC
and he has managed the Fund since October 2003.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO CommoditiesPLUS™ Short Strategy Fund

Investment Objective

The Fund seeks total return which exceeds that of the inverse return of its benchmark, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.79%	0.89%	0.79%	1.04%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Acquired Fund Fees and Expenses	0.12%	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.91%	1.01%	1.16%	1.41%
Fee Waiver(1)	(0.12%)	(0.12%)	(0.12%)	(0.12%)
Total Annual Fund Operating Expenses After Fee Waiver	0.79%	0.89%	1.04%	1.29%
(1)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund IV Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$81	$252	$439	$978
Class P	$91	$284	$493	$1,096
Administrative Class	$106	$331	$574	$1,271
Class D	$131	$409	$708	$1,556

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in short positions with respect to the Dow Jones—UBS Commodity Index Total Return (the "Index"), including commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments, such that the Fund's net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations summarized below. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will generally benefit when the price of the Index is declining. When the Index is rising, the Fund will generally not perform as well. Fixed Income Instruments owned by the Fund may also benefit or detract from the Fund's net asset value. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long commodities positions. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index due to compounding, Pacific Investment Management Company LLC's ("PIMCO") active management, Fund fees and expenses and other factors discussed below.

The Fund will maintain short positions through the use of a combination of commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide short exposure to the investment returns of the commodities futures markets. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund's exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund may purchase call options on Index futures contracts or on other similar Index derivatives in an effort to limit the total potential decline in the Fund's net asset value during a market in which prices of commodities positions are rising or expected to rise. Because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be taxable as short-term gains or losses. However, a portion of the gains or losses from certain types of derivatives, including futures contracts in which the Fund may choose to invest, will be taxable as long-term gains or losses.

The Fund will seek to gain short exposure to the commodity futures markets primarily through investments in swap agreements and futures, and through investments in the PIMCO Cayman Commodity Fund IV Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments inversely linked to certain commodity indices and instruments inversely linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify short exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund's portfolio may deviate from the inverse returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its short exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser short exposure to that index than the value of the Fund's net assets, or greater or lesser short exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional short exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund's net assets.

The Fund may also invest in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the inverse performance of commodity indices. These commodity index-linked notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities futures market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO's forecast for interest rates and under normal market conditions is not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest in investment grade securities that are rated at least Baa, including up to 10% of its total assets in securities rated below A, by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to within 1% (plus or minus) of the foreign currency exposure of the Index, which as of June 30, 2011, was 0%. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls). The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of the Index on a daily basis, the Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods. Because the value of the Fund's derivatives short positions move in the opposite direction from the value of the Index each day, for periods greater than one day, the effect of compounding may result in the performance of these derivatives positions, and the Fund's performance attributable to those positions, to be either greater than or less than the inverse of the Index performance for such periods, and the extent of the variation could be substantial due to market volatility and other factors. In addition, the combination of income and capital gains or losses derived from the Fixed Income Instruments serving as cover for the Fund's short positions, coupled with the ability of the Fund to reduce or limit short exposure, as described above, may result in an imperfect inverse correlation between the performance of the Index and the performance of the Fund. It is possible for the Fund to experience a negative return when the Index is declining, and vice versa. Further, there are a number of other reasons why changes in the value of derivatives positions may not correlate exactly (either positively or inversely) with an index or which may otherwise prevent a mutual fund or its positions from achieving such correlation.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of commodity-linked derivative instruments are rising and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

The Fund's benchmark index is the Dow Jones-UBS Commodity Index Total Return. The index is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Nicholas J. Johnson. Mr. Johnson is a Senior Vice President of PIMCO and he has managed the Fund since August 2010.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO CommoditiesPLUS™ Strategy Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmark consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.74%	0.84%	0.74%	0.99%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Acquired Fund Fees and Expenses	0.12%	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.86%	0.96%	1.11%	1.36%
Fee Waiver(1)	(0.12%)	(0.12%)	(0.12%)	(0.12%)
Total Annual Fund Operating Expenses After Fee Waiver	0.74%	0.84%	0.99%	1.24%
(1)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund III Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$76	$237	$411	$918
Class P	$86	$268	$466	$1,037
Administrative Class	$101	$315	$547	$1,213
Class D	$126	$393	$681	$1,500

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

The Fund will seek to gain exposure to the commodity futures markets primarily through investments in swap agreements and futures, and through investments in the PIMCO Cayman Commodity Fund III Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund's portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund's net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund's net assets.

The Fund may also invest in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These commodity index-linked notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities futures market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO's forecast for interest rates and under normal market conditions is not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.  The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest in investment grade securities that are rated at least Baa, including up to 10% of its total assets in securities rated below A, by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P"), or Fitch ("Fitch"), Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 5% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls). The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of commodity-linked derivative instruments are rising and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

The Fund's benchmark index is the Credit Suisse Commodity Benchmark. The Credit Suisse Commodity Benchmark is an unmanaged index composed of futures contracts on 30 physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Nicholas J. Johnson. Mr. Johnson is a Senior Vice President of PIMCO and he has managed the Fund since May 2010.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO CommodityRealReturn Strategy Fund®

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.74%	0.84%	0.74%	0.94%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses(2)	0.89%	0.99%	1.14%	1.34%
Fee Waiver(3)	(0.13%)	(0.13%)	(0.13%)	(0.13%)
Total Annual Fund Operating Expenses After Fee Waiver(4)	0.76%	0.86%	1.01%	1.21%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.87%, 0.97%, 1.12% and 1.32% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.
(3)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(4)

Total Annual Fund Operating Expenses After Fee Waiver excluding interest expense is 0.74%, 0.84%, 0.99% and 1.19% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$78	$243	$422	$942
Class P	$88	$274	$477	$1,061
Administrative Class	$103	$322	$558	$1,236
Class D	$123	$384	$665	$1,466

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 198% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. "Real Return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). These commodity index-linked notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary is advised by Pacific Investment Management Company LLC ("PIMCO"), and has the same investment objective as the Fund. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments.

The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund's portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund's net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund's net assets.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO's forecast for interest rates and under normal market conditions is not expected to exceed ten years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of commodity-linked derivative instruments are rising and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by the Class P shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Dow Jones-UBS Commodity Total Return Index (formerly named the Dow Jones-AIG Commodity Total Return Index) is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The Lipper Commodities General Funds Average is a total return performance average of funds that invest primarily in a blended basket of commodity-linked derivative instruments or physicals. It is not possible to invest directly in an unmanaged index. The Fund began operations on 6/28/02. Index comparisons began on 6/30/02.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 1.80%. For the periods shown in the bar chart, the highest quarterly return was 16.77% in the Q1 2004, and the lowest quarterly return was -35.68% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(06/28/02)
Institutional Class Return Before Taxes	24.13%	3.39%	12.25%
Institutional Class Return After Taxes on Distributions(1)	19.85%	-0.69%	7.76%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	15.25%	0.33%	7.91%
Class P Return Before Taxes	24.04%	3.33%	12.16%
Administrative Class Return Before Taxes	23.69%	3.14%	11.96%
Class D Return Before Taxes	23.45%	2.89%	11.70%
Dow Jones UBS Commodity Index Total Return (reflects no deductions for fees, expenses or taxes)	16.83%	1.18%	8.13%

Lipper Commodities General Funds Average (reflects no deductions for taxes)	13.86%	-1.97%	4.44%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Mihir Worah. Mr. Worah is a Managing Director of PIMCO and he has managed the Fund since December 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO EM Fundamental IndexPLUS® TR Strategy Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmarks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class
Management Fees	1.25%	1.35%	1.25%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses	1.25%	1.35%	1.50%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$127	$397	$686	$1,511
Class P	$137	$428	$739	$1,624
Administrative Class	$153	$474	$818	$1,791

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 517% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the FTSE RAFI® Emerging Markets Index (the "Index") and the MSCI Emerging Markets Index (the "Secondary Index") by investing under normal circumstances in derivatives based on the Enhanced RAFI® Emerging Markets Fundamental Index ("Enhanced RAFI® EM"), an enhanced, performance recalibrated version of the Index, backed by a diversified short to intermediate duration portfolio comprised of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Index, the Secondary Index and Enhanced RAFI® EM are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund is normally expected to primarily use Enhanced RAFI® EM derivatives in place of Enhanced RAFI® EM stocks to attempt to equal or exceed the daily performance of the Index and the Secondary Index. The values of Enhanced RAFI® EM derivatives closely track changes in the value of Enhanced RAFI® EM. However, Enhanced RAFI® EM derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund's sub-adviser, provides investment advisory services in connection with the Fund's use of the Enhanced RAFI® EM by, among other things, providing Pacific Investment Management Company LLC ("PIMCO"), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® EM for purposes of developing Enhanced RAFI® EM derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in intrest rates. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are sub-divided into more specific indices that are calculated and reported on a regular basis.

The Index consists of the largest constituent companies by fundamental accounting value which satisfy the Enhanced RAFI® EM selection criteria. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization such as the Secondary Index, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI® EM is a recalibrated version of the Index that may incorporate additional factors designed to improve performance and/or reduce volatility. Enhanced RAFI® EM may include a broader array of stocks than the Index and may be further recalibrated to reflect price momentum in underlying stock prices. The Fund seeks to remain invested in Enhanced RAFI® EM derivatives or Enhanced RAFI® EM stocks even when Enhanced RAFI® EM is declining. The Fund's Secondary Index is a market capitalization weighted index that is designed to measure equity market performance of emerging markets.

The Fund typically will seek to gain exposure to Enhanced RAFI® EM by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® EM from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund's sub-adviser facilitates the Fund's use of Enhanced RAFI® EM derivatives by providing model portfolios of Enhanced RAFI® EM securities to the Fund's swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI® EM to the Fund. Because Enhanced RAFI® EM is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. In addition to or instead of Enhanced RAFI® EM swaps, the Fund may invest in other derivative instruments, "baskets" of stocks, individual securities, and exchange traded funds to maintain emerging markets equity exposure.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. With respect to the Fund's fixed income investments, the Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.With respect to the Fund's fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. With respect to the Fund's fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Enhanced RAFI® EM derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® EM stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods when Class P shares of the Fund were not operational (including April 1, 2009 through December 31, 2009), performance information shown in the table for Class P shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The FTSE RAFI Emerging Markets Index is part of the FTSE RAFI Index Series, launched in association with Research Affiliates. As part of FTSE Group's range of non market-cap weighted indexes, the FTSE RAFI Index Series weights index constituents using four fundamental factors, rather than market capitalisation. These factors include dividends, cash flow, sales and book value. The FTSE RAFI Emerging Markets Index is designed to provide investors with a tool to enable investment in emerging markets whilst using fundamental weightings methodology. The FTSE RAFI Emerging Markets Index consists of the 350 companies with the largest RAFI fundamental values, selected from the constituents of the FTSE Emerging Markets Index. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. The Lipper Emerging Market Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek long-term capital appreciation by investing primarily in emerging market equity securities, where "emerging market" is defined by a country's per-capita GNP or other economic measures. The Fund began operations on 11/26/08. Fund comparisons began on 11/30/08.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates in the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 3.93%. For the periods shown in the bar chart, the highest quarterly return was 41.65% in the Q2 2009, and the lowest quarterly return was -6.53% in the Q2 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(11/26/08)
Institutional Class Return Before Taxes	25.86%	61.58%
Institutional Class Return After Taxes on Distributions(1)	17.53%	41.38%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	16.94%	41.00%
Class P Return Before Taxes	25.72%	61.41%
FTSE RAFI® Emerging Markets Index (reflects no deductions for fees, expenses or taxes)	18.25%	48.98%

Lipper Emerging Market Funds Average (reflects no deductions for taxes)	19.52%	46.53%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since November 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO Fundamental Advantage Total Return Strategy Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.89%	0.99%	0.89%	1.04%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.89%	0.99%	1.14%	1.29%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$91	$284	$493	$1,096
Class P	$101	$315	$547	$1,213
Administrative Class	$116	$362	$628	$1,386
Class D	$131	$409	$708	$1,556

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 512% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index (the "S&P 500"), backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Enhanced RAFI® 1000 and the S&P 500 are further described below. The Fund's strategy with respect to maintaining long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 can be characterized as "market neutral" because it seeks to maintain a low correlation to the fluctuation of the U.S. equity market as a whole while returning the relative appreciation (or depreciation) of Enhanced RAFI® 1000 over the S&P 500.

Enhanced RAFI® 1000 is a performance recalibrated version of the FTSE RAFI® 1000 Index, which is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, Enhanced RAFI® 1000 is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years), and may incorporate additional factors, including but not limited to the quality of corporate earnings, the risk of financial distress and the quality of corporate governance/accounting practices. Indexes based on market capitalization, including but not limited to the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Enhanced RAFI® 1000 seeks to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. The S&P 500 is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to maintain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 even when Enhanced RAFI® 1000 is underperforming relative to the S&P 500.

The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500. The Fund typically will seek to simultaneously gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500, each in an amount, under normal circumstances, approximately equal to the Fund's net assets. While the Fund will, under normal circumstances, seek to maintain approximately equal value exposure in its long positions in Enhanced RAFI® 1000 and short positions in the S&P 500 in an effort to offset the effects on the Fund's performance of general stock market movements, PIMCO may increase or decrease the Fund's long exposure to Enhanced RAFI® 1000 or the Fund's short exposure to the S&P 500 when PIMCO deems it appropriate to do so. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or when PIMCO otherwise deems it appropriate to do so, the Fund may invest in, or take short positions in, other derivative instruments, "baskets" of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000 relative to the S&P 500. The Fund also may invest in exchange traded funds.

The values of derivatives based on Enhanced RAFI® 1000 and the S&P 500 should closely track changes in the value of Enhanced RAFI® 1000 and the S&P 500. However, these derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Fund's assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund's sub-adviser, provides investment advisory services in connection with the Fund's use of Enhanced RAFI® 1000 by, among other things, providing Pacific Investment Management Company LLC ("PIMCO"), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Barclays Capital U.S. Aggregate Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage-pass through securities, and asset backed securities. These major sectors are sub-divided into more specific indices that are calculated and reported on a regular basis.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may also invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar- denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Although the Fund seeks to protect against equity market risk arising from its long exposure to Enhanced RAFI® 1000 by maintaining short exposure to the S&P 500, under certain conditions, generally in a market where Enhanced RAFI® 1000 underperforms relative to the S&P 500 and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (June 30, 2010), performance information shown in the table for that class is based on performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service fees and other expenses paid by these classes of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the 3 Month USD LIBOR Index. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The Lipper Equity Market-Neutral Funds Average is a total return performance average of funds tracked by Lipper, Inc. that employ portfolio strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 2.91%. For the periods shown in the bar chart, the highest quarterly return was 11.64% in the Q2 2009, and the lowest quarterly return was -4.16% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(02/29/08)
Institutional Class Return Before Taxes	10.65%	9.60%
Institutional Class Return After Taxes on Distributions(1)	5.89%	2.85%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	6.89%	5.60%
Class P Return Before Taxes	10.54%	9.50%
Class D Return Before Taxes	10.47%	9.16%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	0.34%	1.40%

Lipper Equity Market Neutral Funds Average (reflects no deductions for taxes)	0.47%	-0.49%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since February 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO Fundamental IndexPLUS® TR Fund

Investment Objective

The Fund seeks total return which exceeds that of the FTSE RAFI® 1000 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.79%	0.89%	0.79%	0.94%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.80%	0.90%	1.05%	1.20%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.79%, 0.89%, 1.04% and 1.19% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$82	$255	$444	$990
Class P	$92	$287	$498	$1,108
Administrative Class	$107	$334	$579	$1,283
Class D	$122	$381	$660	$1,455

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 453% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the FTSE RAFI® 1000 Index (the "Index") by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced, performance recalibrated version of the Index ("Enhanced RAFI® 1000"), backed by a portfolio of short and intermediate maturity Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instru-
ments issued by various U.S. and non-U.S. public or private-sector entities. The Index and Enhanced RAFI® 1000 are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund uses Enhanced RAFI® 1000 derivatives in addition to or in place of Enhanced RAFI® 1000 stocks to attempt to equal or exceed the daily performance of the Index. The values of Enhanced RAFI® 1000 derivatives should closely track changes in the value of Enhanced RAFI® 1000. However, Enhanced RAFI® 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund's sub-adviser, provides investment advisory services in connection with the Fund's use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by Pacific Investment Management Company LLC ("PIMCO"), with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Index is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value, which includes accounting data found in a company's annual report, selected from the constituents of a proprietary U.S. stock universe. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI® 1000 is a performance recalibrated version of the Index that incorporates additional factors including, but not limited to, the quality of corporate earnings, the risk of financial distress, and the quality of corporate governance/accounting practices, and recalibrates existing factors utilized in the Index that affect a company's fundamental drivers of value. Enhanced RAFI® 1000 may also be rebalanced more frequently than the Index. The Fund seeks to remain invested in Enhanced RAFI® 1000 derivatives or Enhanced RAFI® 1000 stocks even when Enhanced RAFI® 1000 is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI® 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund's sub-adviser facilitates the Fund's use of Enhanced RAFI® 1000 derivatives by providing model portfolios of Enhanced RAFI® 1000 securities to the Fund's swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI® 1000 to the Fund. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, "baskets" of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000.

Though the Fund does not normally invest directly in Enhanced RAFI® 1000 securities, when Enhanced RAFI® 1000 derivatives appear to be overvalued relative to Enhanced RAFI® 1000, the Fund may invest all of its assets in a "basket" of Enhanced RAFI® 1000 stocks. In the alternative, the Fund may invest all of its assets in a "basket" of Index stocks. The Fund also may invest in exchange traded funds.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by  Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Enhanced RAFI® 1000 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® 1000 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class P shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against two benchmarks. The Fund's primary benchmark is the FTSE RAFI® 1000 Index. FTSE RAFI® 1000 Index is part of the FTSE RAFI® Index Series, launched in association with Research Affiliates. As part of FTSE Group's range of nonmarket cap weighted indices, the FTSE RAFI® Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI® US 1000 Index comprises the largest 1000 US-listed companies by fundamental value, selected from the constituents of the FTSE US All Cap Index, part of the FTSE Global Equity Index Series (GEIS). The total return index calculations add the income a stock's dividend provides to the performance of the index. The Fund's secondary benchmark is the S&P 500 Index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The Lipper Specialty Diversified Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 9.40%. For the periods shown in the bar chart, the highest quarterly return was 31.95% in the Q2 2009, and the lowest quarterly return was -23.88% in the Q4 2008 .

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(06/30/05)
Institutional Class Return Before Taxes	30.42%	7.83%	7.77%
Institutional Class Return After Taxes on Distributions(1)	18.68%	1.47%	1.75%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	19.08%	2.88%	3.04%
Class P Return Before Taxes	30.36%	7.73%	7.66%
Administrative Class Return Before Taxes	29.88%	7.55%	7.49%
Class D Return Before Taxes	29.84%	7.40%	7.34%
FTSE RAFI® US 1000 Index (reflects no deductions for fees, expenses or taxes)	19.99%	4.74%	5.23%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	3.12%

Lipper Specialty Diversified Equity Funds Average (reflects no deductions for taxes)	10.62%	1.98%	2.07%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since June 2005.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO Global Multi-Asset Fund

Investment Objective

The Fund seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.95%	1.05%	0.95%	1.30%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Acquired Fund Fees and Expenses	0.52%	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses(1)	1.47%	1.57%	1.72%	2.07%
Expense Reduction(2)(3)	(0.43%)	(0.43%)	(0.43%)	(0.43%)
Total Annual Fund Operating Expenses After Expense Reduction	1.04%	1.14%	1.29%	1.64%
(1)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund II Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(3)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$106	$331	$574	$1,271
Class P	$116	$362	$628	$1,386
Administrative Class	$131	$409	$708	$1,556
Class D	$167	$517	$892	$1,944

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional investment managers. Pacific Investment Management Company LLC ("PIMCO") uses a three-step approach in seeking to achieve the Fund's investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps daily and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Fund. The fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds") and may also invest in other affiliated, including PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds").

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), Fixed Income Instruments, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest, without limitation, in any of the Underlying PIMCO Funds (except the PIMCO CommoditiesPLUS™ Short Strategy Fund, PIMCO CommoditiesPLUS™ Strategy Fund and PIMCO CommodityRealReturn Strategy® Fund). The Fund will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Fund seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Fund will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred stock, equity securities of real estate investment trusts and/or investment in the Domestic Equity- Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund and in other equity-related Acquired Funds). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Fund II Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"), and the PIMCO CommoditiesPLUS™ Short Strategy Fund, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of Fixed Income Instruments. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in high yield securities ("junk bonds"). The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's assets are not allocated according to a predetermined blend of shares of the Acquired Funds and/or direct investments in securities, instruments and other investments. Instead, when making allocation decisions among the Acquired Funds, securities, instruments and other investments, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, and labor information. PIMCO uses these factors to help determine the Fund's target asset allocation and to identify potentially attractive relative value and risk hedging strategies. PIMCO has the flexibility to reallocate the Fund's assets among any or all of the investment exposures represented by affiliated or unaffiliated funds, or invest directly in securities, instruments and other investments, based on its ongoing analyses of the global economy and financial markets. While these analyses are performed daily, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce the Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the target asset allocation, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that portfolio manager believes will cause the stock price to increase do not occur

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Lipper Global Flexible Portfolio Funds Average is a total return performance average of funds tracked by Lipper, Inc. that allocate investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States, including shares of gold mines, gold-oriented mining finance houses, gold coins, or bullion. The Fund began operations on 10/29/08. Index comparisons began on 10/31/08.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional*(1)

*The year-to-date return as of June 30, 2011 is 4.81%. For the periods shown in the bar chart, the highest quarterly return was 11.48% in the Q3 2009, and the lowest quarterly return was -4.62% in the Q2 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(10/29/08)
Institutional Class Return Before Taxes	12.35%	14.74%
Institutional Class Return After Taxes on Distributions(1)	10.18%	12.17%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	8.10%	11.14%
Class P Return Before Taxes	12.29%	14.64%
Class D Return Before Taxes	11.75%	14.09%
MSCI World Index (reflects no deductions for fees, expenses or taxes)	11.76%	18.74%
60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	10.23%	15.29%

Lipper Global Flexible Portfolio Funds Average (reflects no deductions for taxes)	10.87%	16.94%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Mohamed EI-Erian, Curtis Mewbourne and Vineer Bhansali. Dr. El-Erian is the Chief Executive Officer and Co-Chief Investment Officer of PIMCO. Dr. Bhansali and Mr. Mewbourne are Managing Directors of PIMCO. Dr. El-Erian, Mr. Mewbourne and Dr. Bhansali have managed the Fund since October 2008. Dr. El-Erian has overall responsibility for managing the Fund. Mr. Mewbourne is responsible for tactical allocations and Dr. Bhansali is responsible for risk management.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

Investment Objective

The Fund seeks total return which exceeds that of its benchmark index consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.64%	0.74%	0.64%	0.79%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.65%	0.75%	0.90%	1.05%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.64%, 0.74%, 0.89% and 1.04% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$66	$208	$362	$810
Class P	$77	$240	$417	$930
Administrative Class	$92	$287	$498	$1,108
Class D	$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 427% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund's benchmark index is the Morgan Stanley Capital International Europe Australasia Far East ("EAFE") Net Dividend Index (the "Index"). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC ("PIMCO") actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.The longer a security's duration, the more sensitive it will be to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are sub-divided into more specific indices that are calculated and reported on a regular basis.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on an unhedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund's equity exposure will not be hedged into U.S. dollars. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund's fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. With respect to the Fund's fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class P shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. The Lipper International Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time and typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 6.95%. For the periods shown in the bar chart, the highest quarterly return was 35.87% in the Q2 2009, and the lowest quarterly return was -22.93% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(11/30/06)
Institutional Class Return Before Taxes	16.42%	2.40%
Institutional Class Return After Taxes on Distributions(1)	11.82%	-1.98%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	10.60%	-0.51%
Class P Return Before Taxes	16.27%	2.29%
Administrative Class Return Before Taxes	16.21%	2.14%
Class D Return Before Taxes	16.07%	1.95%
MSCI EAFE Net Dividend Index (USD Unhedged) (reflects no deductions for fees, expenses or taxes)	7.75%	-1.97%

Lipper International Multi-Cap Core Funds Average (reflects no deductions for taxes)	11.84%	-0.79%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since November 2006.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

Investment Objective

The Fund seeks total return which exceeds that of its benchmark index consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.75%	0.85%	0.75%	0.90%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)(3)	0.77%	0.87%	1.02%	1.17%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.76%, 0.86%, 1.01% and 1.16% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$79	$246	$428	$954
Class P	$89	$278	$482	$1,073
Administrative Class	$104	$325	$563	$1,248
Class D	$119	$372	$644	$1,420

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,051% of the average value of its portfolio.

Principal Investment Strategies

 The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund's benchmark index is the Morgan Stanley Capital International Europe, Australia, and Far East ("EAFE") Net Dividend Index, hedged to U.S. dollars (the "Index"). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Pacific Investment Management Company LLC ("PIMCO") actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on a hedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund's fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund's fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Class P and the Administrative Class of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. The Lipper International Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time and typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. The Fund began operations 10/30/03. Index comparisons began on 10/31/03.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 1.68%. For the periods shown in the bar chart, the highest quarterly return was 27.71% in the Q2 2009, and the lowest quarterly return was -15.49% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(10/30/03)
Institutional Class Return Before Taxes	15.42%	4.68%	9.49%
Institutional Class Return After Taxes on Distributions(1)	3.39%	0.02%	4.80%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	9.84%	1.41%	5.53%
Class D Return Before Taxes	15.07%	4.28%	9.02%
MSCI EAFE Net Dividend Hedged USD Index (reflects no deductions for fees, expenses or taxes)	5.60%	0.02%	5.93%

Lipper International Multi-Cap Core Funds Average (reflects no deductions for taxes)	11.84%	3.40%	9.55%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Chris Dialynas. Mr. Dialynas is a Managing Director of PIMCO and he has managed the Fund since May 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO Real Income™ 2019 Fund

Investment Objective

The Fund seeks to provide consistent real (inflation-adjusted) distributions through its maturity date in 2019.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.39%	0.49%	0.39%	0.54%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.39%	0.49%	0.64%	0.79%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$40	$125	$219	$493
Class P	$50	$157	$274	$616
Administrative Class	$65	$205	$357	$798
Class D	$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 193% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 90% of its net assets in inflation-indexed bonds issued by the U.S. Treasury. The Fund may also invest in the following: U.S. Treasury bills, notes, bonds, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government and futures contracts on U.S. Treasury securities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for all Urban Consumers before seasonal adjustment (calculated by the Bureau of Labor Statistics) ("CPI") as the inflation measure for U.S. Treasury Inflation-Protected Securities ("TIPS"). Upon maturity, TIPS return the greater of the original principal or the original principal plus any inflation adjustments since the bond was issued.

The Fund will invest in short-, intermediate- and long-term inflation-indexed bonds in a "laddered" investment strategy to seek to provide regular monthly distributions adjusted for inflation through the Fund's maturity date in 2019. This laddered structure is expected to result in a portion of the inflation-indexed bonds held by the Fund maturing each year. The laddered structure enables the Fund generally to hold a portion of the inflation-indexed bonds until maturity in order to reduce the long-term impact of changing real interest rates. The portfolio manager will determine the portion of the Fund's inflation-indexed bonds that mature in any given year based on what will best provide the monthly distributions (inflation-adjusted) to shareholders.

The Fund's distribution strategy is designed to provide monthly distributions to Fund shareholders such that all assets of the Fund will be fully distributed to the Fund's shareholders by the Fund's maturity date in 2019. Upon maturity, the Fund is expected to have distributed all of its assets to Fund shareholders and will liquidate by distributing the final monthly distribution. A monthly distribution will primarily consist of the income received from the Fund's portfolio securities and may also include principal from inflation-indexed bonds that have recently matured. The monthly distribution rate will be calculated at the Fund's inception based on the portfolio manager's estimate of the monthly distribution amount that will best allow for the Fund's assets to be fully distributed by the final maturity date of the Fund. This monthly distribution amount will then be adjusted for inflation according to changes in the CPI. During periods of rising inflation the amount of the monthly distribution is expected to increase and during periods of deflation the amount of the monthly distribution is expected to decrease. These distributions are not guaranteed.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Inflation-Indexed Security Risk: the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Distribution Adjustment Risk: the risk that the Fund's calculated monthly distribution amount may be adjusted higher or lower for reasons other than the inflation adjustment described in the "Fund Distributions" section of this prospectus. The purpose of the adjustments is to enable the Fund to better provide regular monthly distributions through the Fund's final maturity date; however, distributions may be adjusted for different reasons including gains or losses from buying and selling securities that can result from shareholder activity, the value of securities at maturity, monthly distributions, and/or portfolio management decisions. If deflation causes the inflation-adjusted principal of a TIPS issue held to maturity to be lower than its original principal value, the Fund would benefit by receiving the greater original principal value. As a result, the corresponding monthly distribution may be adjusted upward to account for the difference between the lower value and the original principal value guaranteed at maturity

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the Barclays Capital US TIPS Real Income 2019 Index. The index is designed to track the performance of a US TIPS based investment solution that provides investors with an explicit hedge against inflation by offering a stream of constant real cash flows until October 31, 2019. The Lipper Retirement Income Funds Average is a total return performance average of funds tracked by Lipper Inc, that are designed to combine professional asset management with professionally managed withdrawals to assist investors in retirement. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The fund began operations on 10/30/09. Index comparisons began on 10/31/09.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 4.58%. For the periods shown in the bar chart, the highest quarterly return was 2.28% in the Q2 2010, and the lowest quarterly return was -0.11% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(10/30/09)
Institutional Class Return Before Taxes	5.03%	4.92%
Institutional Class Return After Taxes on Distributions(1)	1.17%	1.55%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.23%	2.29%
Class P Return Before Taxes	5.08%	4.86%
Class D Return Before Taxes	4.70%	4.52%
Barclays Capital US TIPS Real Income 2019 Index (reflects no deductions for fees, expenses or taxes)	5.13%	4.83%

Lipper Retirement Income Funds Average (reflects no deductions for taxes)	10.75%	12.86%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Rahul M. Seksaria. Mr. Seksaria is a Senior Vice President of PIMCO and he has managed the Fund since May 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO Real Income™ 2029 Fund

Investment Objective

The Fund seeks to provide consistent real (inflation-adjusted) distributions through its maturity date in 2029.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.39%	0.49%	0.39%	0.54%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.39%	0.49%	0.64%	0.79%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$40	$125	$219	$493
Class P	$50	$157	$274	$616
Administrative Class	$65	$205	$357	$798
Class D	$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 262% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 90% of its net assets in inflation-indexed bonds issued by the U.S. Treasury. The Fund may also invest in the following: U.S. Treasury bills, notes, bonds, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government and futures contracts on U.S. Treasury securities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for all Urban Consumers before seasonal adjustment (calculated by the Bureau of Labor Statistics) ("CPI") as the inflation measure for U.S. Treasury Inflation-Protected Securities ("TIPS"). Upon maturity, TIPS return the greater of the original principal or the original principal plus any inflation adjustments since the bond was issued.

The Fund will invest in short-, intermediate- and long-term inflation-indexed bonds in a "laddered" investment strategy to seek to provide regular monthly distributions adjusted for inflation through the Fund's maturity date in 2029. This laddered structure is expected to result in a portion of the inflation-indexed bonds held by the Fund maturing each year. The laddered structure enables the Fund generally to hold a portion of the inflation-indexed bonds until maturity in order to reduce the long-term impact of changing real interest rates. The portfolio manager will determine the portion of the Fund's inflation-indexed bonds that mature in any given year based on what will best provide the monthly distributions (inflation-adjusted) to shareholders.

The Fund's distribution strategy is designed to provide monthly distributions to Fund shareholders such that all assets of the Fund will be fully distributed to the Fund's shareholders by the Fund's maturity date in 2029. Upon maturity, the Fund is expected to have distributed all of its assets to Fund shareholders and will liquidate by distributing the final monthly distribution. A monthly distribution will primarily consist of the income received from the Fund's portfolio securities and may also include principal from inflation-indexed bonds that have recently matured. The monthly distribution rate will be calculated at the Fund's inception based on the portfolio manager's estimate of the monthly distribution amount that will best allow for the Fund's assets to be fully distributed by the final maturity date of the Fund. This monthly distribution amount will then be adjusted for inflation according to changes in the CPI. During periods of rising inflation the amount of the monthly distribution is expected to increase and during periods of deflation the amount of the monthly distribution is expected to decrease. These distributions are not guaranteed.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Inflation-Indexed Security Risk: the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Distribution Adjustment Risk: the risk that the Fund's calculated monthly distribution amount may be adjusted higher or lower for reasons other than the inflation adjustment described in the "Fund Distributions" section of this prospectus. The purpose of the adjustments is to enable the Fund to better provide regular monthly distributions through the Fund's final maturity date; however, distributions may be adjusted for different reasons including gains or losses from buying and selling securities that can result from shareholder activity, the value of securities at maturity, monthly distributions, and/or portfolio management decisions. If deflation causes the inflation-adjusted principal of a TIPS issue held to maturity to be lower than its original principal value, the Fund would benefit by receiving the greater original principal value. As a result, the corresponding monthly distribution may be adjusted upward to account for the difference between the lower value and the original principal value guaranteed at maturity

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Institutional Class shares. The Administrative Class of the Fund had not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the Barclays Capital U.S. TIPS Real Income 2029 Index. The index is designed to track the performance of a US TIPS based investment solution that provides investors with an explicit hedge against inflation by offering a stream of constant real cash flows until October 31, 2029.  The Lipper Retirement Income Funds Average is a total return performance average of funds tracked by Lipper Inc, that are designed to combine professional asset management with professionally managed withdrawals to assist investors in retirement. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The Fund began operations on 10/30/09. The index comparisons began on 10/31/09.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 5.40%. For the periods shown in the bar chart, the highest quarterly return was 4.80% in the Q2 2010, and the lowest quarterly return was -1.16% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(10/30/09)
Institutional Class Return Before Taxes	7.31%	6.88%
Institutional Class Return After Taxes on Distributions(1)	5.24%	5.02%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	4.73%	4.78%
Class P Return Before Taxes	7.15%	6.74%
Class D Return Before Taxes	6.99%	6.49%
Barclays Capital US TIPS Real Income 2029 Index (reflects no deductions for fees, expenses or taxes)	6.93%	6.25%

Lipper Retirement Income Funds Average (reflects no deductions for taxes)	10.75%	12.86%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Rahul M. Seksaria. Mr. Seksaria is a Senior Vice President of PIMCO and he has managed the Fund since May 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO Real Return Asset Fund

Investment Objective

The Fund seeks maximum real return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class
Management Fees	0.55%	0.65%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.56%	0.66%	0.81%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.55%, 0.65% and 0.80% for Institutional Class, Class P and Administrative Class shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$57	$179	$313	$701
Class P	$67	$211	$368	$822
Administrative Class	$83	$259	$450	$1,002

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 335% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. Treasury Inflation Notes 10+ Years Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within four years (plus or minus) of the effective duration of the Barclays Capital U.S. Treasury Inflation Notes 10+ Years Index, which as of June 30, 2011, as converted, was 7.22 years.

The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may gain exposure to the commodity markets by investing in commodity-linked derivatives. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Class P and Administrative Class of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital U.S. Treasury Inflation Notes 10+ Year Index is an unmanaged index market comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years. The Lipper Treasury Inflation-Protected Securities Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The Fund began operations on 11/12/01. Index comparisons began on 10/31/01.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 6.96%. For the periods shown in the bar chart, the highest quarterly return was 10.63% in the Q3 2002, and the lowest quarterly return was -8.02% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(11/12/01)
Institutional Class Return Before Taxes	11.09%	5.69%	8.25%
Institutional Class Return After Taxes on Distributions(1)	8.32%	3.42%	5.84%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	7.70%	3.54%	5.72%
Class P Return Before Taxes	10.98%	5.61%	8.21%
Barclays Capital U.S. Treasury Inflation Notes: 10+ Year Index (reflects no deductions for fees, expenses or taxes)	8.60%	5.06%	8.04%

Lipper Treasury Inflation-Protected Securities Funds Average (reflects no deductions for taxes)	5.86%	4.32%	5.76%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Mihir Worah. Mr. Worah is a Managing Director of PIMCO and he has managed the Fund since December 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO RealEstateRealReturn Strategy Fund

Investment Objective

The Fund seeks maximum real return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.74%	0.84%	0.74%	0.89%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(2)	0.76%	0.86%	1.01%	1.16%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.74%, 0.84%, 0.99% and 1.14% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$78	$243	$422	$942
Class P	$88	$274	$477	$1,061
Administrative Class	$103	$322	$558	$1,236
Class D	$118	$368	$638	$1,409

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 344% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The value of real estate-linked derivative instruments may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses. The Fund may also invest directly in real estate investment trusts ("REIT") and in common and preferred stocks as well as convertible securities of issuers in real estate-related industries. The Fund may also invest in exchange- traded funds.

The Fund typically will seek to gain exposure to the real estate market by investing in REIT total return swap agreements. In a typical REIT swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Investments in REIT swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs, including changes in the value of underlying properties, defaults by borrowers or tenants, revisions to the Internal Revenue Code of 1986, as amended (the "Code"), changes in interest rates and poor performance by those managing the REITs. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and under normal market conditions is not expected to exceed ten years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"),
or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgageor asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both real estate derivatives and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class P shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. The Lipper Real Estate Funds Average is a total return performance average of funds tracked by Lipper, Inc, that invests at least 65% of its portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The Fund began operations on 10/30/03. Index comparisons began on 10/31/03.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com /DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 17.28%. For the periods shown in the bar chart, the highest quarterly return was 42.86% in the Q3 2009, and the lowest quarterly return was -46.39% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(10/30/03)
Institutional Class Return Before Taxes	39.35%	4.97%	11.92%
Institutional Class Return After Taxes on Distributions(1)	22.98%	-1.08%	3.96%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	24.37%	0.79%	5.64%
Class P Return Before Taxes	39.40%	4.88%	11.82%
Class D Return Before Taxes	38.90%	4.56%	11.42%
Dow Jones U.S. Select REIT Total Return Index (reflects no deductions for fees, expenses or taxes)	28.07%	2.27%	8.78%

Lipper Real Estate Funds Average (reflects no deductions for taxes)	27.38%	2.23%	8.35%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Mihir Worah. Mr. Worah is a Managing Director of PIMCO and he has managed the Fund since December 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO RealRetirement® 2010 Fund

Investment Objective

The Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.75%	0.85%	0.75%	1.00%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Acquired Fund Fees and Expenses(1)	0.37%	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses(2)(3)	1.12%	1.22%	1.37%	1.62%
Expense Reduction(4)	(0.36%)	(0.36%)	(0.36%)	(0.36%)
Total Annual Fund Operating Expenses After Expense Reduction(5)	0.76%	0.86%	1.01%	1.26%
(1)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.01%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)

Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.11%, 1.21%, 1.36% and 1.61% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

(5)

Total Annual Fund Operating Expenses After Expense Reduction excluding interest expense of the Underlying PIMCO Funds is 0.75%, 0.85%, 1.00% and 1.25% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$78	$243	$423	$944
Class P	$88	$274	$476	$1,060
Administrative Class	$103	$321	$557	$1,235
Class D	$128	$400	$692	$1,523

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO RealRetirement® 2010 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2010, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO RealRetirement® Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, Pacific Investment Management Company LLC ("PIMCO") uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (the "1940 Act"), Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds"). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO RealRetirement Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO RealRetirement® Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to "real" assets, such as Treasury-Inflation Protected Securities ("TIPS"), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. As described in greater detail below, PIMCO may adjust the Fund's actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO's real-time views of perceived risks and opportunities. PIMCO may also choose to modify the target asset allocations of the glide path itself from time to time.

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target year in the Fund's name.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly. The minimums and maximums set out in each range are subject to the total allocation equaling 100% of total assets.

	Total Equity Allocation		Total Real Estate and Commodities Allocation		Total Fixed Income Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	55%	40-70%	30%	15-45%	15%	5-55%
30	55%	40-70%	25%	10-40%	20%	5-60%
20	45%	30-50%	20%	5-30%	35%	5-70%
10	25%	10-35%	10%	0-20%	65%	35-95%
0	15%	5-25%	5%	0-10%	80%	60-95%

The tactical allocation adjustments described above are driven by PIMCO's secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These "top down" macro economic factors, as well as more micro "bottom up" factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Fund's returns in a manner within the allocation ranges relative to the glide path targets described above. When reallocating the Fund's investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Fund's investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the tactical asset allocation adjustments, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Class P of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Dow Jones Real ReturnSM 2010 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index's maturity date approaches. The Lipper Mixed-Asset Target 2010 Funds Average is a total performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon not to exceed the year 2010.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 3.59%. For the periods shown in the bar chart, the highest quarterly return was 10.78% in the Q2 2009, and the lowest quarterly return was -1.16% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(03/31/08)
Institutional Class Return Before Taxes	10.77%	5.02%
Institutional Class Return After Taxes on Distributions(1)	7.94%	1.78%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	6.96%	2.49%
Administrative Class Return Before Taxes	10.52%	4.74%
Class D Return Before Taxes	10.01%	4.38%
Dow Jones Real ReturnSM 2010 Index (reflects no deductions for fees, expenses or taxes)	10.34%	3.40%

Lipper Mixed-Asset Target 2010 Funds Average (reflects no deductions for taxes)	10.77%	2.37%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO and he has managed the Fund since July 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO RealRetirement® 2015 Fund

Investment Objective

The Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.75%	0.85%	0.75%	1.00%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.07%	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses	0.51%	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses	1.33%	1.43%	1.58%	1.83%
Expense Reduction(2)(3)	(0.58%)	(0.58%)	(0.58%)	(0.58%)
Total Annual Fund Operating Expenses After Expense Reduction	0.75%	0.85%	1.00%	1.25%
(1)	"Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.
(2)

PIMCO has contractually agreed, through July 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Institutional Class, Class P, Administrative Class and Class D shares, respectively (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees' fees plus such recoupment, do not exceed the Expense Limit.

(3)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years
Institutional Class	$77	$240
Class P	$87	$271
Administrative Class	$102	$318
Class D	$127	$397

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

Principal Investment Strategies

The PIMCO RealRetirement® 2015 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2015, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the "self elected" year of retirement indicated in the PIMCO RealRetirement® Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, Pacific Investment Management Company LLC ("PIMCO") uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (the "1940 Act"), Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds"). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO RealRetirement® Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO RealRetirement® Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to "real" assets, such as Treasury-Inflation Protected Securities ("TIPS"), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. As described in greater detail below, PIMCO may adjust the Fund's actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO's real-time views of perceived risks and opportunities. PIMCO may also choose to modify the target asset allocations of the glide path itself from time to time.

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target year in the Fund's name.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly. The minimums and maximums set out in each range are subject to the total allocation equaling 100% of total assets.

	Total Equity Allocation		Total Real Estate and Commodities Allocation		Total Fixed Income Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	55%	40-70%	30%	15-45%	15%	5-55%
30	55%	40-70%	25%	10-40%	20%	5-60%
20	45%	30-50%	20%	5-30%	35%	5-70%
10	25%	10-35%	10%	0-20%	65%	35-95%
0	15%	5-25%	5%	0-10%	80%	60-95%

The tactical allocation adjustments described above are driven by PIMCO's secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These "top down" macro economic factors, as well as more micro "bottom up" factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Fund's returns in a manner within the allocation ranges relative to the glide path targets described above. When reallocating the Fund's investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Fund's investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the tactical asset allocation adjustments, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance for the Fund is updated daily and quarterly and
may be obtained as follows: daily updates on the net
asset value and performance page at http://investments.
pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

The Dow Jones Real ReturnSM 2015 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index's maturity date approaches. It is not possible to invest directly in an unmanaged index.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO and he has managed the Fund since June 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO RealRetirement® 2020 Fund

Investment Objective

The Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.75%	0.85%	0.75%	1.00%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Acquired Fund Fees and Expenses(1)	0.36%	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses(2)(3)	1.11%	1.21%	1.36%	1.61%
Expense Reduction(4)	(0.35%)	(0.35%)	(0.35%)	(0.35%)
Total Annual Fund Operating Expenses After Expense Reduction(5)	0.76%	0.86%	1.01%	1.26%
(1)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.01%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)

Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.10%, 1.20%, 1.35% and 1.60% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

(5)

Total Annual Fund Operating Expenses After Expense Reduction excluding interest expense of the Underlying PIMCO Funds is 0.75%, 0.85%, 1.00% and 1.25% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$78	$243	$423	$944
Class P	$88	$274	$476	$1,060
Administrative Class	$103	$321	$557	$1,235
Class D	$128	$400	$692	$1,523

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO RealRetirement® 2020 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2020, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO RealRetirement® Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, Pacific Investment Management Company LLC ("PIMCO") uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (the "1940 Act"), Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds"). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO RealRetirement® Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO RealRetirement® Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to "real" assets, such as Treasury-Inflation Protected Securities ("TIPS"), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as a Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. As described in greater detail below, PIMCO may adjust the Fund's actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO's real-time views of perceived risks and opportunities. PIMCO may also choose to modify the target asset allocations of the glide path itself from time to time.

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target year in the Fund's name.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly. The minimums and maximums set out in each range are subject to the total allocation equaling 100% of total assets.

	Total Equity Allocation		Total Real Estate and Commodities Allocation		Total Fixed Income Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	55%	40-70%	30%	15-45%	15%	5-55%
30	55%	40-70%	25%	10-40%	20%	5-60%
20	45%	30-50%	20%	5-30%	35%	5-70%
10	25%	10-35%	10%	0-20%	65%	35-95%
0	15%	5-25%	5%	0-10%	80%	60-95%

The tactical allocation adjustments described above are driven by PIMCO's secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These "top down" macro economic factors, as well as more micro "bottom up" factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Fund's returns in a manner within the allocation ranges relative to the glide path targets described above. When reallocating the Fund's investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Fund's investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the tactical asset allocation adjustments, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

 The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Class P of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Dow Jones Real ReturnSM 2020 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index's maturity date approaches. The Lipper Mixed-Asset Target 2020 Funds Average is a total performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 3.48%. For the periods shown in the bar chart, the highest quarterly return was 13.37% in the Q2 2009, and the lowest quarterly return was -2.65% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(03/31/08)
Institutional Class Return Before Taxes	10.41%	3.76%
Institutional Class Return After Taxes on Distributions(1)	7.56%	0.56%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	6.73%	1.43%
Administrative Class Return Before Taxes	10.17%	3.55%
Class D Return Before Taxes	9.77%	3.16%
Dow Jones Real ReturnSM 2020 Index (reflects no deductions for fees, expenses or taxes)	11.25%	3.01%

Lipper Mixed-Asset Target 2020 Funds Average (reflects no deductions for taxes)	12.23%	1.51%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO and he has managed the Fund since July 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO RealRetirement® 2025 Fund

Investment Objective

The Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.75%	0.85%	0.75%	1.00%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.07%	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses(2)	0.60%	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses(3)	1.42%	1.52%	1.67%	1.92%
Expense Reduction(4)(5)	(0.66%)	(0.66%)	(0.66%)	(0.66%)
Total Annual Fund Operating Expenses After Expense Reduction(6)	0.76%	0.86%	1.01%	1.26%
(1)	"Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.
(2)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.01%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)

Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.41%, 1.51%, 1.66% and 1.91% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

(4)

PIMCO has contractually agreed, through July 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Institutional Class, Class P, Administrative Class and Class D shares, respectively (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees' fees plus such recoupment, do not exceed the Expense Limit.

(5)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

(6)

Total Annual Fund Operating Expenses After Expense Reduction excluding interest expense of the Underlying PIMCO Funds is 0.75%, 0.85%, 1.00% and 1.25% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years
Institutional Class	$78	$243
Class P	$88	$274
Administrative Class	$103	$322
Class D	$128	$400

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

Principal Investment Strategies

The PIMCO RealRetirement® 2025 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2025, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO RealRetirement® Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, Pacific Investment Management Company LLC ("PIMCO") uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (the "1940 Act"), Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds"). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO RealRetirement® Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO RealRetirement® Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to "real" assets, such as Treasury-Inflation Protected Securities ("TIPS"), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. As described in greater detail below, PIMCO may adjust the Fund's actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO's real-time views of perceived risks and opportunities. PIMCO may also choose to modify the target asset allocations of the glide path itself from time to time.

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target year in the Fund's name.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly. The minimums and maximums set out in each range are subject to the total allocation equaling 100% of total assets.

	Total Equity Allocation		Total Real Estate and Commodities Allocation		Total Fixed Income Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	55%	40-70%	30%	15-45%	15%	5-55%
30	55%	40-70%	25%	10-40%	20%	5-60%
20	45%	30-50%	20%	5-30%	35%	5-70%
10	25%	10-35%	10%	0-20%	65%	35-95%
0	15%	5-25%	5%	0-10%	80%	60-95%

The tactical allocation adjustments described above are driven by PIMCO's secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These "top down" macro economic factors, as well as more micro "bottom up" factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Fund's returns in a manner within the allocation ranges relative to the glide path targets described above. When reallocating the Fund's investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Fund's investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the tactical asset allocation adjustments, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

The Dow Jones Real ReturnSM 2025 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index's maturity date approaches. It is not possible to invest directly in an unmanaged index.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO and he has managed the Fund since June 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO RealRetirement® 2030 Fund

Investment Objective

The Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.80%	0.90%	0.80%	1.05%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Acquired Fund Fees and Expenses(1)	0.37%	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses(2)(3)	1.17%	1.27%	1.42%	1.67%
Expense Reduction(4)	(0.36%)	(0.36%)	(0.36%)	(0.36%)
Total Annual Fund Operating Expenses After Expense Reduction(5)	0.81%	0.91%	1.06%	1.31%
(1)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.01%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)

Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.16%, 1.26%, 1.41% and 1.66% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

(5)

Total Annual Fund Operating Expenses After Expense Reduction excluding interest expense of the Underlying PIMCO Funds is 0.80%, 0.90%, 1.05% and 1.30% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$83	$259	$450	$1,003
Class P	$93	$291	$505	$1,120
Administrative Class	$108	$337	$584	$1,293
Class D	$133	$415	$718	$1,579

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO RealRetirement® 2030 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2030. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, Pacific Investment Management Company LLC ("PIMCO") uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (the "1940 Act"), Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds"). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO RealRetirement® Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO RealRetirement® Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to "real" assets, such as Treasury-Inflation Protected Securities ("TIPS"), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as a Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. As described in greater detail below, PIMCO may adjust the Fund's actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO's real-time views of perceived risks and opportunities. PIMCO may also choose to modify the target asset allocations of the glide path itself from time to time.

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target year in the Fund's name.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly. The minimums and maximums set out in each range are subject to the total allocation equaling 100% of total assets.

	Total Equity Allocation		Total Real Estate and Commodities Allocation		Total Fixed Income Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	55%	40-70%	30%	15-45%	15%	5-55%
30	55%	40-70%	25%	10-40%	20%	5-60%
20	45%	30-50%	20%	5-30%	35%	5-70%
10	25%	10-35%	10%	0-20%	65%	35-95%
0	15%	5-25%	5%	0-10%	80%	60-95%

The tactical allocation adjustments described above are driven by PIMCO's secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These "top down" macro economic factors, as well as more micro "bottom up" factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Fund's returns in a manner within the allocation ranges relative to the glide path targets described above. When reallocating the Fund's investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Fund's investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the tactical asset allocation adjustments, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Class P of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Dow Jones Real ReturnSM 2030 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index's maturity date approaches. The Lipper Mixed-Asset Target 2030 Funds Average is a total performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026 to December 31, 2030.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 3.59%. For the periods shown in the bar chart, the highest quarterly return was 14.92% in the Q2 2009, and the lowest quarterly return was -4.19% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(03/31/08)
Institutional Class Return Before Taxes	10.89%	2.77%
Institutional Class Return After Taxes on Distributions(1)	7.71%	-0.52%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	7.02%	0.53%
Administrative Class Return Before Taxes	10.64%	2.53%
Class D Return Before Taxes	10.14%	2.14%
Dow Jones Real ReturnSM 2030 Index (reflects no deductions for fees, expenses or taxes)	13.38%	1.94%

Lipper Mixed-Asset Target 2030 Funds Average (reflects no deductions for taxes)	13.65%	0.93%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO and he has managed the Fund since July 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO RealRetirement® 2035 Fund

Investment Objective

The Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.80%	0.90%	0.80%	1.05%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.07%	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses(2)	0.68%	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses(3)	1.55%	1.65%	1.80%	2.05%
Expense Reduction(4)(5)	(0.74%)	(0.74%)	(0.74%)	(0.74%)
Total Annual Fund Operating Expenses After Expense Reduction(6)	0.81%	0.91%	1.06%	1.31%
(1)	"Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.
(2)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.01%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)

Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.54%, 1.64%, 1.79% and 2.04% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

(4)

PIMCO has contractually agreed, through July 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Institutional Class, Class P, Administrative Class and Class D shares, respectively (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees' fees plus such recoupment, do not exceed the Expense Limit.

(5)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

(6)

Total Annual Fund Operating Expenses After Expense Reduction excluding interest expense of the Underlying PIMCO Funds is 0.80%, 0.90%, 1.05% and 1.30% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years
Institutional Class	$83	$259
Class P	$93	$290
Administrative Class	$108	$337
Class D	$133	$415

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

Principal Investment Strategies

The PIMCO RealRetirement® 2035 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2035, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO RealRetirement® Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, Pacific Investment Management Company LLC ("PIMCO") uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (the "1940 Act"), Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds"). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO RealRetirement Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO RealRetirement Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to "real" assets, such as Treasury-Inflation Protected Securities ("TIPS"), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. As described in greater detail below, PIMCO may adjust the Fund's actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO's real-time views of perceived risks and opportunities. PIMCO may also choose to modify the target asset allocations of the glide path itself from time to time.

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target year in the Fund's name.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly. The minimums and maximums set out in each range are subject to the total allocation equaling 100% of total assets.

	Total Equity Allocation		Total Real Estate and Commodities Allocation		Total Fixed Income Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	55%	40-70%	30%	15-45%	15%	5-55%
30	55%	40-70%	25%	10-40%	20%	5-60%
20	45%	30-50%	20%	5-30%	35%	5-70%
10	25%	10-35%	10%	0-20%	65%	35-95%
0	15%	5-25%	5%	0-10%	80%	60-95%

The tactical allocation adjustments described above are driven by PIMCO's secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These "top down" macro economic factors, as well as more micro "bottom up" factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Fund's returns in a manner within the allocation ranges relative to the glide path targets described above. When reallocating the Fund's investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Fund's investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the tactical asset allocation adjustments, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

The Dow Jones Real ReturnSM 2035 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index's maturity date approaches. It is not possible to invest directly in an unmanaged index.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO and he has managed the Fund since June 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO RealRetirement® 2040 Fund

Investment Objective

The Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.85%	0.95%	0.85%	1.10%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Acquired Fund Fees and Expenses(1)	0.42%	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses(2)(3)	1.27%	1.37%	1.52%	1.77%
Expense Reduction(4)	(0.39%)	(0.39%)	(0.39%)	(0.39%)
Total Annual Fund Operating Expenses After Expense Reduction(5)	0.88%	0.98%	1.13%	1.38%
(1)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.03%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)

Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.24%, 1.34%, 1.49% and 1.74% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

(5)

Total Annual Fund Operating Expenses After Expense Reduction excluding interest expense of the Underlying PIMCO Funds is 0.85%, 0.95%, 1.10% and 1.35% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$90	$281	$488	$1,084
Class P	$100	$312	$542	$1,203
Administrative Class	$115	$359	$622	$1,374
Class D	$140	$437	$755	$1,657

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO RealRetirement® 2040 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2040, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The Funds' primary difference is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, Pacific Investment Management Company LLC ("PIMCO") uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (the "1940 Act"), Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds"). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO RealRetirement® Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO RealRetirement® Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to "real" assets, such as Treasury-Inflation Protected Securities ("TIPS"), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as a Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. As described in greater detail below, PIMCO may adjust the Fund's actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO's real-time views of perceived risks and opportunities. PIMCO may also choose to modify the target asset allocations of the glide path itself from time to time.

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target year in the Fund's name.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly. The minimums and maximums set out in each range are subject to the total allocation equaling 100% of total assets.

	Total Equity Allocation		Total Real Estate and Commodities Allocation		Total Fixed Income Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	55%	40-70%	30%	15-45%	15%	5-55%
30	55%	40-70%	25%	10-40%	20%	5-60%
20	45%	30-50%	20%	5-30%	35%	5-70%
10	25%	10-35%	10%	0-20%	65%	35-95%
0	15%	5-25%	5%	0-10%	80%	60-95%

The tactical allocation adjustments described above are driven by PIMCO's secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These "top down" macro economic factors, as well as more micro "bottom up" factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Fund's returns in a manner within the allocation ranges relative to the glide path targets described above. When reallocating the Fund's investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Fund's investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the tactical asset allocation adjustments, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Class P of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Dow Jones Real ReturnSM 2040 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index's maturity date approaches. The Lipper Mixed-Asset Target 2040 Funds Average is a total performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 4.16%. For the periods shown in the bar chart, the highest quarterly return was 21.03% in the Q2 2009, and the lowest quarterly return was -5.98% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(03/31/08)
Institutional Class Return Before Taxes	13.60%	3.41%
Institutional Class Return After Taxes on Distributions(1)	9.55%	-0.27%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	8.76%	0.80%
Administrative Class Return Before Taxes	13.36%	3.20%
Class D Return Before Taxes	12.81%	2.79%
Dow Jones Real ReturnSM 2040 Index (reflects no deductions for fees, expenses or taxes)	15.38%	0.80%

Lipper Mixed-Asset Target 2040 Funds Average (reflects no deductions for taxes)	14.39%	0.68%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO and he has managed the Fund since July 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO RealRetirement® 2050 Fund

Investment Objective

The Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.85%	0.95%	0.85%	1.10%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Acquired Fund Fees and Expenses(1)	0.41%	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses(2)(3)	1.26%	1.36%	1.51%	1.76%
Expense Reduction(4)	(0.38%)	(0.38%)	(0.38%)	(0.38%)
Total Annual Fund Operating Expenses After Expense Reduction(5)	0.88%	0.98%	1.13%	1.38%
(1)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.03%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)

Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.23%, 1.33%, 1.48% and 1.73% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

(5)

Total Annual Fund Operating Expenses After Expense Reduction excluding interest expense of the Underlying PIMCO Funds is 0.85%, 0.95%, 1.10% and 1.35% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$90	$281	$488	$1,084
Class P	$100	$312	$542	$1,203
Administrative Class	$115	$359	$622	$1,374
Class D	$140	$437	$755	$1,657

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO RealRetirement® 2050 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2050, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, Pacific Investment Management Company LLC ("PIMCO") uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (the "1940 Act"), Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds"). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO RealRetirement® Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO RealRetirement® Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to "real" assets, such as Treasury-Inflation Protected Securities ("TIPS"), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as a Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. As described in greater detail below, PIMCO may adjust the Fund's actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO's real-time views of perceived risks and opportunities. PIMCO may also choose to modify the target asset allocations of the glide path itself from time to time.

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target year in the Fund's name.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly. The minimums and maximums set out in each range are subject to the total allocation equaling 100% of total assets.

	Total Equity Allocation		Total Real Estate and Commodities Allocation		Total Fixed Income Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	55%	40-70%	30%	15-45%	15%	5-55%
30	55%	40-70%	25%	10-40%	20%	5-60%
20	45%	30-50%	20%	5-30%	35%	5-70%
10	25%	10-35%	10%	0-20%	65%	35-95%
0	15%	5-25%	5%	0-10%	80%	60-95%

The tactical allocation adjustments described above are driven by PIMCO's secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These "top down" macro economic factors, as well as more micro "bottom up" factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Fund's returns in a manner within the allocation ranges relative to the glide path targets described above. When reallocating the Fund's investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Fund's investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the tactical asset allocation adjustments, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Class P of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Dow Jones Real ReturnSM 2040+ Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, Commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index's maturity date approaches. The Lipper Mixed-Asset Target 2050+ Funds Average is a total performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon exceeding the year 2045.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 3.64%. For the periods shown in the bar chart, the highest quarterly return was 20.72% in the Q2 2009, and the lowest quarterly return was -6.84% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(03/31/08)
Institutional Class Return Before Taxes	14.56%	3.79%
Institutional Class Return After Taxes on Distributions(1)	10.41%	0.49%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	9.38%	1.36%
Administrative Class Return Before Taxes	14.33%	3.56%
Class D Return Before Taxes	13.92%	3.19%
Dow Jones Real ReturnSM 2040+ Index (reflects no deductions for fees, expenses or taxes)	16.21%	0.42%

Lipper Mixed-Asset Target 2050+ Funds Average (reflects no deductions for taxes)	14.50%	0.62%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO and he has managed the Fund since July 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO Small Cap StocksPLUS® TR Fund

Investment Objective

The Fund seeks total return which exceeds that of the Russell 2000® Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.69%	0.79%	0.69%	0.84%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.02%	0.02%	0.02%	0.04%
Total Annual Fund Operating Expenses(2)	0.71%	0.81%	0.96%	1.13%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.69%, 0.79%, 0.94% and 1.09% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$73	$227	$395	$883
Class P	$83	$259	$450	$1,002
Administrative Class	$98	$306	$531	$1,178
Class D	$115	$359	$622	$1,375

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 571% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by Pacific Investment Management Company LLC ("PIMCO"). "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses Russell 2000® Index derivatives instead of Russell 2000® Index stocks to attempt to equal or exceed the daily performance of the Russell 2000® Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of Russell 2000® Index derivatives should closely track changes in the value of the index. However, Russell 2000® Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the
Russell 3000® Index. As of June 30, 2011, the Russell 2000® Index's average market capitalization (dollar-weighted) was $737 million. The Fund seeks to remain invested in Russell 2000® Index derivatives or Russell 2000® Index stocks even when the Russell 2000® Index is declining.

Though the Fund does not normally invest directly in Russell 2000® Index securities, when Russell 2000® Index derivatives appear to be overvalued relative to the Russell 2000® Index, the Fund may invest all of its assets in a "basket" of Russell 2000® Index stocks.
The Fund also may invest in exchange traded funds based on the Russell 2000® Index.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Russell 2000® Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Russell 2000® Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. The Lipper Specialty Diversified Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination
(r-squared) compared to other U.S. diversified equity funds.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 8.10%. For the periods shown in the bar chart, the highest quarterly return was 30.73% in the Q2 2009 , and the lowest quarterly return was -23.48% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(03/31/06)
Institutional Class Return Before Taxes	39.14%	8.44%
Institutional Class Return After Taxes on Distributions(1)	31.38%	3.68%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	25.25%	4.30%
Class P Return Before Taxes	38.99%	8.34%
Class D Return Before Taxes	38.70%	8.04%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	26.85%	1.87%

Lipper Specialty Diversified Equity Funds Average (reflects no deductions for taxes)	10.62%	1.84%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since March 2006.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO StocksPLUS® Fund

Investment Objective

The Fund seeks total return which exceeds that of the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.50%	0.60%	0.50%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%	0.90%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930
Class D	$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 225% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The value of S&P 500 derivatives should closely track changes in the value of the index. However, S&P 500 Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC ("PIMCO") actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which is normally not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a "basket" of S&P 500 stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's Depositary Receipts.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For the period prior to the inception date of the Class P shares (April 30, 2008), performance information shown in the bar chart and table is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Lipper Large-Cap Core Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 7.50%. For the periods shown in the bar chart, the highest quarterly return was 24.70% in the Q2 2009, and the lowest quarterly return was -25.89% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	18.20%	2.28%	1.61%
Institutional Class Return After Taxes on Distributions(1)	13.75%	0.18%	-0.09%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	11.58%	0.71%	0.36%
Class P Return Before Taxes	18.10%	2.23%	1.61%
Administrative Class Return Before Taxes	18.02%	2.05%	1.32%
Class D Return Before Taxes	17.78%	1.91%	1.12%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	1.41%

Lipper Large-Cap Core Funds Average (reflects no deductions for taxes)	12.87%	1.96%	1.34%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since January 1998.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO StocksPLUS® Long Duration Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class
Management Fees	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.60%	0.85%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.59% and 0.84% for Institutional Class and Administrative Class shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$61	$192	$335	$750
Administrative Class	$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 339% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of its benchmark indexes, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the "Indexes"), by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the Indexes. The Fund typically will seek to gain long exposure to the S&P 500 Index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC ("PIMCO") actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies within two years (plus or minus) of the duration of the Barclays Capital Long-Term Government/Credit Index, which as of June 30, 2011 was 13.22 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives and/or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's Depositary Receipts.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund measures its performance against two benchmarks. The Fund's primary benchmark is the S&P 500 Index. The Fund's secondary benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Capital Long-Term Government/Credit Index and subtracting 3-Month LIBOR (London Interbank Offered Rate). This blend is intended to represent a portfolio which obtains 100% exposure to the S&P 500 Index via derivatives in exchange for the payment of 3-Month LIBOR, and invests the capital in a long duration bond portfolio. The Fund believes that this self-blended benchmark reflects the Fund's investment strategy more accurately than the S&P 500 Index.

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The secondary benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Capital Long-Term Government/Credit Index and subtracting 3-Month LIBOR. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The Lipper Specialty Diversified Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 9.73%. For the periods shown in the bar chart, the highest quarterly return was 24.82% in the Q3 2009, and the lowest quarterly return was -17.14% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(08/31/07)
Institutional Class Return Before Taxes	27.60%	3.74%
Institutional Class Return After Taxes on Distributions(1)	14.83%	-0.54%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	20.15%	1.19%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	-2.49%
S&P 500 Index + Barclays Capital Long-Term Government/Credit Index - 3 Month LIBOR (reflects no deductions for fees, expenses or taxes)	27.36%	2.29%

Lipper Specialty Diversified Equity Funds Average (reflects no deductions for taxes)	10.62%	1.17%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Stephen Rodosky. Mr. Rodosky is a Managing Director of PIMCO and he has managed the Fund since August 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO StocksPLUS® Total Return Fund

Investment Objective

The Fund seeks total return which exceeds that of the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.64%	0.74%	0.64%	0.79%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.64%	0.74%	0.89%	1.04%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$65	$205	$357	$798
Class P	$76	$237	$411	$918
Administrative Class	$91	$284	$493	$1,096
Class D	$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 476% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of S&P 500 Index derivatives closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC ("PIMCO") actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a "basket" of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's Depositary Receipts.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's Prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Class D shares (July 31, 2003), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class P and Class D shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super-Composite 1500 Index. The Fund began operations on 6/28/02. Index comparisons began on 6/30/02.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 8.04%. For the periods shown in the bar chart, the highest quarterly return was 25.83% in the Q2 2009, and the lowest quarterly return was -22.30% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(06/28/02)
Institutional Class Return Before Taxes	25.42%	4.53%	7.33%
Institutional Class Return After Taxes on Distributions(1)	22.44%	0.63%	4.14%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	16.45%	1.69%	4.61%
Class P Return Before Taxes	25.38%	4.46%	7.28%
Class D Return Before Taxes	24.95%	4.15%	6.93%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	4.91%

Lipper Large-Cap Core Funds Average (reflects no deductions for taxes)	12.87%	1.96%	4.58%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since June 2002.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO StocksPLUS® TR Short Strategy Fund

Investment Objective

The Fund seeks total return through the implementation of short investment positions on the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.64%	0.74%	0.64%	0.79%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.64%	0.74%	0.89%	1.04%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$65	$205	$357	$798
Class P	$76	$237	$411	$918
Administrative Class	$91	$284	$493	$1,096
Class D	$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 483% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in short positions with respect to the S&P 500 Index (the "Index") or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund's net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations summarized below. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will generally benefit when the price of the Index is declining. When the Index is rising, the Fund will generally not perform as well. Fixed Income Instruments owned by the Fund may also benefit or detract from the Fund's net asset value. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long equity positions. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index due to compounding, Pacific Investment Management Company LLC's ("PIMCO") active management, Fund fees and expenses and other factors discussed below.

The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest, without limitation, in such instruments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund's exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund may purchase call options on Index futures contracts or on other similar Index derivatives in an effort to limit the total potential decline in the Fund's net asset value during a market in which prices of securities are rising or expected to rise. Because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be taxable as short-term gains or losses. However, a portion of the gains or losses from certain types of derivatives, including futures contracts on broad-based stock indexes in which the Fund may choose to invest, will be taxable as long-term gains or losses.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch") or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also invest up to 10% of its total assets in preferred stocks.

Although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of the Index on a daily basis, the Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods. Because the value of the Fund's derivatives short positions move in the opposite direction from the value of the Index each day, for periods greater than one day, the effect of compounding may result in the performance of these derivatives positions, and the Fund's performance attributable to those positions, to be either greater than or less than the inverse of the Index performance for such periods, and the extent of the variation could be substantial due to market volatility and other factors. In addition, the combination of income and capital gains or losses derived from the Fixed Income Instruments serving as cover for the Fund's short positions, coupled with the ability of the Fund to reduce or limit short exposure, as described above, may result in an imperfect inverse correlation between the performance of the Index and the performance of the Fund. It is possible for the Fund to experience a negative return when the Index is declining, and vice versa. Further, there are a number of other reasons why changes in the value of derivatives positions may not correlate exactly (either positively or inversely) with an index or which may otherwise prevent a mutual fund or its positions from achieving such correlation.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund measures its performance against two benchmarks. The Fund's primary benchmark is the S&P 500 Index. The Fund's performance may vary inversely with the value of the S&P 500 Index on a daily basis, subject to certain limitations. The Fund's secondary benchmark is the Inverse of S&P 500 Index. The Fund believes that the secondary benchmark reflects the Fund's investment strategy more accurately than the S&P 500 Index. It may be reasonable to expect significant differences between the Fund's performance and that of the secondary benchmark, as well as potentially significant differences between the Fund's primary and secondary benchmarks due to compounding and other considerations.

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class D shares (July 31, 2006), performance information shown in the table for Class D is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The Fund's performance may vary inversely with the value of the index on a daily basis, subject to certain limitations. Effective July 31, 2009, the Fund selected the S&P 500 Index as its primary benchmark in replacement of the Inverse of S&P 500 Index, which the Fund retains as its secondary benchmark. The Fund added the S&P 500 Index to facilitate a comparison of the Fund's performance to the S&P 500 Index. The inverse of S&P 500 Index is an approximate negative equivalent of the return of the S&P 500 Index and is calculated by compounding the daily inverse of the S&P 500 Index total return. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Lipper Dedicated Short-Bias Fund Average is a total return performance average of funds tracked by Lipper, Inc. that employ portfolio strategies consistently creating a "net short" exposure to the market. This classification also includes short-only funds, i.e., funds that pursue short sales of stock or stock index options. The Fund began operations on 7/23/03. Index comparisons began on 7/31/03.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is -3.96%. For the periods shown in the bar chart, the highest quarterly return was 25.08% in the Q4 2008, and the lowest quarterly return was -10.82% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(07/23/03)
Institutional Class Return Before Taxes	-8.48%	3.06%	2.27%
Institutional Class Return After Taxes on Distributions(1)	-8.84%	0.00%	-0.12%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-5.48%	2.09%	1.42%
Class P Return Before Taxes	-8.50%	2.99%	2.21%
Class D Return Before Taxes	-8.94%	2.57%	1.81%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	5.37%
Inverse of S&P 500 Index (reflects no deductions for fees, expenses or taxes)	-16.18%	-5.27%	-7.32%

Lipper Dedicated Short-Bias Fund Average (reflects no deductions for taxes)	-34.06%	-15.88%	-14.08%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since its inception in July 2003.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

PIMCO Tax Managed Real Return Fund

Investment Objective

The Fund seeks to provide after-tax inflation-protected return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.45%	0.55%	0.45%	0.60%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Total Annual Fund Operating Expenses	0.45%	0.55%	0.70%	0.85%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$144	$252	$567
Class P	$56	$176	$307	$689
Administrative Class	$72	$224	$390	$871
Class D	$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 350% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"), with the remainder of the Fund's assets invested in inflation-indexed bonds of varying maturities issued by the U.S. government, its agencies or instrumentalities (such as Treasury Inflation Protected Securities ("TIPS")), and other types of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements (such as CPI swaps). "Fixed Income Instruments" include bonds, debt securities and similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. "Real Return" equals total return less the estimated cost of inflation. The average portfolio duration of the fixed income portion of this Fund will normally vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and under normal market conditions is not expected to exceed eight years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds.

Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for All Urban Consumers ("CPI") as the inflation measure.  Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All inflation-indexed security holdings will be measured in effective (nominal) duration terms.

As part of its principal investment strategies, the Fund's investment in derivatives may consist largely of swaps (including CPI swaps) where the Fund receives inflation-indexed payments. A CPI swap is a fixed maturity, over-the-counter derivative in which the investor receives the "realized" rate of inflation as measured by the CPI over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. The Fund may also invest in municipal inflation-indexed securities.

The Fund may invest in investment-grade securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund will normally limit its non-U.S. dollar-denominated securities exposure to 5% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gain by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Inflation-Indexed Security Risk: the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Institutional Class shares. The Administrative Class of the Fund had not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the Barclays Capital Municipal Bond 1-10 year Blend (1-12) Index. The index consists of a broad selection of investment-grade general obligation bonds, revenue bonds, insured bonds (including all insured bonds with a Aaa/AAA rating), and prerefunded bonds with maturities of at least 1 year and less than 12 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/09 having a remaining maturity of at least one year. The Lipper Intermediate Municipal Debt Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2011 is 5.67%. For the periods shown in the bar chart, the highest quarterly return was 1.12% in the Q3 2010, and the lowest quarterly return was -0.16% in the Q2 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(10/30/2009)
Institutional Class Return Before Taxes	1.56%	3.72%
Institutional Class Return After Taxes on Distributions(1)	1.40%	3.57%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.61%	3.33%
Class P Return Before Taxes	1.46%	3.61%
Class D Return Before Taxes	1.15%	3.30%
Barclays Capital Municipal Bond 1-10 Year Blend (1-12) Index (reflects no deductions for fees, expenses or taxes)	3.13%	3.73%

Lipper Intermediate Municipal Debt Funds Average (reflects no deductions for taxes)	2.29%	3.05%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Joe Deane and Mihir Worah. Mr. Deane is an Executive Vice President of PIMCO and Mr. Worah is a Managing Director of PIMCO. Mr. Deane is responsible for the Fund's investments in Municipal Bonds and Mr. Worah is responsible for the Fund's investments in inflation-indexed bonds. Mr. Deane has co-managed the Fund since July 2011 and Mr. Worah has co-managed the Fund since May 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 114 of this prospectus.

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Institutional Class, Class P or Administrative Class shares: The minimum initial investment for Institutional Class, Class P or Administrative Class shares of a Fund is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

Class D shares: The minimum initial investment for Class D shares of a Fund is $1,000, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The minimum subsequent investment for Class D shares is $50.

You may sell (redeem) all or part of your Fund shares on any business day. Depending on the elections made on the Account Application Form, you may sell by:

  Sending a written request by mail to:
  PIMCO Funds at PIMCO Funds c/o BFDS Midwest
  330 W. 9th Street, Kansas City, MO 64105
  Calling us at 1-800-927-4648 and a Shareholder Services associate will assist you
  Sending a fax to our Shareholder Services department at 1-816-421-2861
  Sending an email to pimcoteam@bfdsmidwest.com

Tax Information

A Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the intermediary for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund(s) over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and in the chart below. The principal risks are described in this section, following the chart. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Principal Risk	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO Commodities- PLUS™ Short Strategy Fund	PIMCO Commodities- PLUS™ Strategy Fund	PIMCO Commodity- RealReturn Strategy Fund®	PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	PIMCO Fundamental Advantage Total Return Strategy Fund	PIMCO Fundamental IndexPLUS® TR Fund	PIMCO Global Multi-Asset Fund
Allocation	x	x	—	—	—	—	—	—	x
Underlying PIMCO Fund	x	x	—	—	—	—	—	—	—
Acquired Fund	—	—	—	—	—	—	—	—	x
Interest Rate	x	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x	x
High Yield	x	x	—	—	x	x	x	x	x
Distressed Company	x	x	—	—	—	—	—	—	x
Market	x	x	x	x	x	x	x	x	x
Issuer	x	x	x	x	x	x	x	x	x
Liquidity	x	x	x	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x	x	x	x
Issuer Non-Diversification	x	x	x	x	x	—	—	—	x
Distribution Adjustment	—	—	—	—	—	—	—	—	—
Commodity	x	x	x	x	x	—	—	—	x
Equity	x	x	—	—	x	x	x	x	x
Mortgage-Related and Other Asset-Backed	x	x	x	x	x	x	x	x	x
Foreign (Non-U.S.) Investment	x	x	x	x	x	x	x	x	x
Real Estate	x	x	—	—	—	—	—	—	x
Emerging Markets	x	x	—	—	x	x	x	x	x
Currency	x	x	—	—	x	x	x	x	x
Leveraging	x	x	x	x	x	x	x	x	x
Smaller Company	x	x	—	—	—	—	—	—	x
Management	x	x	x	x	x	x	x	x	x
Municipal Project-Specific	—	—	—	—	—	—	—	—	—
Inflation-Indexed Security	—	—	—	—	—	—	—	—	—
Short Sale	x	x	x	x	x	x	x	x	x
Tax	x	x	x	x	x	—	—	—	x
Subsidiary	x	x	x	x	x	—	—	—	x
Value Investing	x	x	—	—	—	—	—	—	x
Arbitrage	x	x	—	—	—	—	—	—	x
Convertible Securities	x	x	—	—	—	—	—	—	x

Principal Risk	PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	PIMCO International StocksPLUS® TR Strategy Fund (US Dollar-Hedged)	PIMCO Real Income™ 2019 Fund	PIMCO Real Income™ 2029 Fund	PIMCO Real Return Asset Fund	PIMCO RealEstate- RealReturn Strategy Fund	PIMCO RealRetirement® 2010 Fund	PIMCO RealRetirement® 2015 Fund	PIMCO RealRetirement® 2020 Fund	PIMCO RealRetirement® 2025 Fund
Allocation	—	—	—	—	—	—	x	x	x	x
Underlying PIMCO Fund	—	—	—	—	—	—	—	—	—	—
Acquired Fund	—	—	—	—	—	—	x	x	x	x
Interest Rate	x	x	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x	x	x
High Yield	x	x	—	—	x	x	x	x	x	x
Distressed Company	—	—	—	—	—	—	—	—	—	—
Market	x	x	x	x	x	x	x	x	x	x
Issuer	x	x	—	—	x	x	x	x	x	x
Liquidity	x	x	x	x	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x	x	x	x	x
Issuer Non-Diversification	x	x	x	x	x	x	x	x	x	x
Distribution Adjustment	—	—	x	x	—	—	—	—	—	—
Commodity	—	—	—	—	x	—	x	x	x	x
Equity	x	x	—	—	x	x	x	x	x	x
Mortgage-Related and Other Asset-Backed	x	x	—	—	x	x	x	x	x	x
Foreign (Non-U.S.) Investment	x	x	—	—	x	x	x	x	x	x
Real Estate	—	—	—	—	—	x	x	x	x	x
Emerging Markets	x	x	—	—	x	x	x	x	x	x
Currency	x	x	—	—	x	x	x	x	x	x
Leveraging	x	x	x	x	x	x	x	x	x	x
Smaller Company	—	—	—	—	—	—	x	x	x	x
Management	x	x	x	x	x	x	x	x	x	x
Municipal Project-Specific	—	—	—	—	—	—	—	—	—	—
Inflation-Indexed Security	—	—	x	x	—	—	—	—	—	—
Short Sale	x	x	—	—	x	x	x	x	x	x
Tax	—	—	—	—	—	—	x	x	x	x
Subsidiary	—	—	—	—	—	—	x	x	x	x
Value Investing	—	—	—	—	—	—	—	—	—	—
Arbitrage	—	—	—	—	—	—	—	—	—	—
Convertible Securities	—	—	—	—	—	—	—	—	—	—

Principal Risk	PIMCO RealRetirement® 2030 Fund	PIMCO RealRetirement® 2035 Fund	PIMCO RealRetirement® 2040 Fund	PIMCO RealRetirement® 2050 Fund	PIMCO Small Cap StocksPLUS® TR Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Total Return Fund	PIMCO StocksPLUS® TR Short Strategy Fund	PIMCO Tax Managed Real Return Fund
Allocation	x	x	x	x	—	—	—	—	—	—
Underlying PIMCO Fund	—	—	—	—	—	—	—	—	—	—
Acquired Fund	x	x	x	x	—	—	—	—	—	—
Interest Rate	x	x	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x	x	x
High Yield	x	x	x	x	x	x	x	x	x	—
Distressed Company	—	—	—	—	—	—	—	—	—	—
Market	x	x	x	x	x	x	x	x	x	x
Issuer	x	x	x	x	x	x	x	x	x	x
Liquidity	x	x	x	x	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x	x	x	x	x
Issuer Non-Diversification	x	x	x	x	—	—	—	—	x	x
Distribution Adjustment	—	—	—	—	—	—	—	—	—	—
Commodity	x	x	x	x	—	—	—	—	—	—
Equity	x	x	x	x	x	x	x	x	x	—
Mortgage-Related and Other Asset-Backed	x	x	x	x	x	x	x	x	x	—
Foreign (Non-U.S.) Investment	x	x	x	x	x	x	x	x	x	—
Real Estate	x	x	x	x	—	—	—	—	—	—
Emerging Markets	x	x	x	x	x	x	x	x	x	—
Currency	x	x	x	x	x	x	x	x	x	—
Leveraging	x	x	x	x	x	x	x	x	x	x
Smaller Company	x	x	x	x	x	—	—	—	—	—
Management	x	x	x	x	x	x	x	x	x	x
Municipal Project-Specific	—	—	—	—	—	—	—	—	—	x
Inflation-Indexed Security	—	—	—	—	—	—	—	—	—	x
Short Sale	x	x	x	x	x	x	x	x	x	x
Tax	x	x	x	x	—	—	—	—	—	—
Subsidiary	x	x	x	x	—	—	—	—	—	—
Value Investing	—	—	—	—	—	—	—	—	—	—
Arbitrage	—	—	—	—	—	—	—	—	—	—
Convertible Securities	—	—	—	—	—	—	—	—	—	—

As the PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement® Funds may invest in shares of Acquired Funds including the Underlying PIMCO Funds, the risks of investing in the PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement® Funds may be closely related to the risks associated with the Acquired Funds, including Underlying PIMCO Funds, and their investments. However, as the PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement® Funds may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Funds may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section only to "Funds" includes the PIMCO Global Multi-Asset Fund, PIMCO RealRetirement® Funds, Acquired Funds and the Underlying PIMCO Funds.

Allocation Risk

The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds' investment performance depends upon how their assets are allocated and reallocated according to each Fund's asset allocation targets and ranges. A principal risk of investing in each Fund is that the asset allocation sub-adviser (in the case of the PIMCO All Asset and PIMCO All Asset All Authority Funds) or PIMCO (in the case of the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds) will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser or PIMCO, as applicable, attempts to identify investment allocations that will provide consistent, quality performance for each Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser or PIMCO, as applicable, will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Underlying PIMCO Fund Risk

Because the PIMCO All Asset and PIMCO All Asset All Authority invest substantially all of their assets in Underlying PIMCO Funds, the risks associated with investing in the Funds are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Funds to achieve their investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved.

The PIMCO All Asset and PIMCO All Asset All Authority Funds' net asset value will fluctuate in response to changes in the net asset values of the Underlying PIMCO Funds in which they invest. The extent to which the investment performance and risks associated with the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the PIMCO All Asset Fund's and PIMCO All Asset All Authority Fund's assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Acquired Fund Risk

Because the PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds may invest their assets in Acquired Funds, the risks associated with investing in the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds may be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds to achieve their investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved.

The PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds' net asset values will fluctuate in response to changes in the net asset values of the Acquired Funds in which they invest. The extent to which the investment performance and risks associated with the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds' assets are allocated from time to time for investment in the Acquired Fund, which will vary.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's shares.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Distressed Company Risk

An Underlying PIMCO Fund that invests in securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Underlying PIMCO Fund's ability to sell these securities (liquidity risk). If the issuer of a debt security is in default with respect to interest or principal payments, the Underlying PIMCO Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation.

Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or the derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests. Further, in the case of Funds that attempt to produce returns from short derivatives positions which correlate inversely with the performance of an index on a daily basis, such as the PIMCO CommoditiesPLUS™ Short Strategy Fund and the PIMCO StocksPLUS® TR Short Strategy Fund, for periods greater than one day, the effect of compounding may result in the performance of the derivatives, and the Fund's performance attributable to those positions, to be either greater than or less than the inverse of the index performance, and the extent of the variation could be substantial due to market volatility and other factors. See "Characteristics and Risks of Securities and Investment Techniques—Derivatives— Correlation Risk."

A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers increases risk. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer than funds that are "diversified." Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

To the extent that the PIMCO All Asset and PIMCO All Asset All Authority Funds invest a significant portion of their assets in an Underlying PIMCO Fund, the PIMCO All Asset and PIMCO All Asset All Authority Funds will be particularly sensitive to the risks associated with that Underlying PIMCO Fund. To the extent that the PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds invest a significant portion of their assets in an Acquired Fund, the PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds will be particularly sensitive to the risks associated with that Acquired Fund. For a discussion of risks associated with Underlying PIMCO Funds and Acquired Funds, please see "Underlying PIMCO Fund Risk" and "Acquired Fund Risk" above.

Distribution Adjustment Risk

Distribution adjustment risk is the risk that the Fund's calculated monthly distribution amount may be adjusted higher or lower for reasons other than the inflation adjustment described in the "Fund Distributions" section of this prospectus. The purpose of the adjustments is to enable the Fund to better provide regular monthly distributions through the Fund's final maturity date; however, distributions may be adjusted for different reasons including gains or losses from buying and selling securities that can result from shareholder activity, the value of securities at maturity, monthly distributions, and/or portfolio management decisions. An example of this is a downward adjustment due to a loss from a TIPS holding that was sold prior to maturity to raise cash to meet a monthly distribution. Another example is a positive adjustment caused by the floor on the principal value of TIPS. TIPS are guaranteed to provide the greater of inflation-adjusted principal or original principal at maturity. Therefore, if deflation causes the inflation-adjusted principal of a TIPS issue held to maturity to be lower than its original principal value, the Fund would benefit by receiving the greater original principal value. As a result, the corresponding monthly distribution may be adjusted upward to account for the difference between the lower value and the original principal value guaranteed at maturity.

Commodity Risk

A Fund's investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The PIMCO CommodityRealReturn Strategy Fund® and its Subsidiary (the "CRRS Subsidiary"), the PIMCO Global Multi-Asset Fund's Subsidiary (the "GMA Subsidiary"), the PIMCO CommoditiesPLUS™ Short Strategy Fund and its Subsidiary (the "CPSS Subsidiary") and the PIMCO CommoditiesPLUS™ Strategy Fund and its Subsidiary (the "CPS Subsidiary", and together with the CRRS Subsidiary, GMA Subsidiary and CPSS Subsidiary, the "Subsidiaries") each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO CommoditiesPLUS™ Strategy Fund, Subsidiaries and to the extent the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, and PIMCO RealRetirement® Funds invest in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO CommoditiesPLUS™ Strategy Fund, each an Underlying PIMCO Fund, the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, and PIMCO RealRetirement® Funds, may be more susceptible to risks associated with those sectors.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk

A Fund that invests in real estate-linked derivative instruments is subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a real estate investment trust ("REIT") is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 as amended (the "Code"). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently. Accordingly, a Fund that invests in a wide range of emerging market securities (e.g., different regions or countries, asset classes, issuers, sectors or credit qualities) may perform differently in response to such instability than a Fund investing in a more limited range of emerging market securities. For example, a Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. A Fund may not know the identity of trading counterparties, which may increase the possibility of the Fund not receiving payment or delivery of securities in a transaction.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. Each Subsidiary (as described under "Characteristics and Risks of Securities and Investment Techniques—Investments in the Wholly-Owned Subsidiary") will comply with these asset segregation or "earmarking" requirements to the same extent as the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Short Strategy Fund, PIMCO CommoditiesPLUS™ Strategy Fund or PIMCO Global Multi-Asset Fund, respectively. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities (or the value of the Underlying PIMCO Funds in the case of the PIMCO All Asset and PIMCO All Asset All Authority Funds or the Acquired Funds in the case of the PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds). Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses.

Smaller Company Risk

The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk

The Funds, the Subsidiaries and certain Acquired Funds are subject to management risk because they are actively managed investment portfolios. PIMCO, or in the case of a fund that is not managed by PIMCO, such other fund's investment adviser and sub-adviser, as applicable, and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, the Subsidiaries and the Acquired Funds, as applicable, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. Because the PIMCO Fundamental IndexPLUS® Fund, PIMCO Fundamental IndexPLUS® TR Fund and PIMCO Fundamental Advantage Total Return Strategy Fund invest in derivatives that are linked to the Enhanced RAFI® 1000, and because the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund invests in derivatives that are linked to the Enhanced RAFI® Emerging Markets Fundamental Index, they will be subject to the risks associated with the management of the Enhanced RAFI® 1000 and the Enhanced RAFI® Emerging Markets Fundamental Index, respectively, by the sub-adviser to such Funds.

Municipal Project-Specific Risk

A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Inflation-Indexed Security Risk

Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the CPI) will accurately measure the real rate of inflation in the prices of goods and services. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in the calendar year. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment, which is federally tax exempt (and may be state tax exempt). For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.

Short Sale Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Tax Risk

The PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Short Strategy Fund, PIMCO CommoditiesPLUS™ Strategy Fund and the PIMCO Global Multi-Asset Fund gain exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. Each Fund may also gain exposure indirectly to commodity markets by investing in its respective Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other Fixed Income Instruments. In order for the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO CommoditiesPLUS™ Strategy Fund to qualify as a regulated investment company under Subchapter M of the Code, each Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.

As more fully described below under "Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO Global Multi-Asset Fund" the Internal Revenue Service (the "IRS") issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary will also constitute qualifying income.

Based on the reasoning in such rulings, the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO CommoditiesPLUS™ Strategy Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in their respective Subsidiaries. The use of commodity index-linked notes and investments in each Subsidiary involve specific risks. See "Characteristics and Risks of Securities and Investment Techniques—Derivatives—A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO Global Multi-Asset Fund" below for further information regarding commodity index-linked notes, including the risks associated with these instruments. In addition, see "Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary" below for further information regarding the Subsidiaries, including the risks associated with investing in the Subsidiaries.

To the extent the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi Asset and PIMCO RealRetirement® Funds invest in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Short Strategy Fund or PIMCO CommoditiesPLUS™ Strategy Fund, the use of the above noted investments by the Underlying PIMCO Fund could subject the shareholders of those Funds to risks similar to those described above.

Subsidiary Risk

By investing in each of their respective Subsidiaries, each of the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO CommoditiesPLUS™ Strategy Fund is indirectly exposed to the risks associated with the respective Subsidiary's investments. The derivatives and other investments held by the Subsidiaries are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the respective Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiaries will be achieved.

The Subsidiaries are not registered under the 1940 Act, and, unless otherwise noted in this prospectus, are not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO CommoditiesPLUS™ Strategy Fund and/or the Subsidiaries to operate as described in this prospectus and Statement of Additional Information and could adversely affect the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO CommoditiesPLUS™ Strategy Fund and, to the extent the PIMCO All Asset, PIMCO All Asset All Authority and PIMCO RealRetirement® Funds invest in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Short Strategy Fund or PIMCO CommoditiesPLUS™ Strategy Fund, the PIMCO All Asset, PIMCO All Asset All Authority and PIMCO RealRetirement® Funds.

Value Investing Risk

Value investing attempts to identify companies that a portfolio manager believes to be undervalued. Value stocks typically have prices that are low relative to factors such as the company's earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. A value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.

Arbitrage Risk

An Underlying PIMCO Fund that invests in securities purchased pursuant to an arbitrage strategy in order to take advantage of a perceived relationship between the value of two securities presents certain risks. Securities purchased or sold short pursuant to an arbitrage strategy may not perform as intended, which may result in a loss to the Underlying PIMCO Fund. Additionally, issuers of a security purchased pursuant to an arbitrage strategy are often engaged in significant corporate events, such as restructurings, acquisitions, mergers, takeovers, tender offers or exchanges, or liquidations. Such corporate events may not be completed as initially planned or may fail.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security. Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of each Fund's holdings.

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters. PIMCO also serves as the investment adviser for the CRRS Subsidiary, GMA Subsidiary, CPSS Subsidiary and CPS Subsidiary.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2011, PIMCO had approximately $ 1.3 trillion in assets under management.

PIMCO has engaged Research Affiliates, LLC, a California limited liability company ("Research Affiliates"), to serve as asset allocation sub-adviser to the PIMCO All Asset and PIMCO All Asset All Authority Funds and as the sub-adviser to the PIMCO EM Fundamental IndexPLUS® TR Strategy, PIMCO Fundamental Advantage Total Return Strategy, and PIMCO Fundamental IndexPLUS® TR Funds. Research Affiliates is located at 620 Newport Center Drive, Suite 900, Newport Beach, CA 92660.

Management Fees

Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in-fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables effect both an advisory fee and a supervisory and administrative fee (less the service fees for Class D, which is reflected on a separate line item in the tables). The Fund will pay monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Management Fees
Fund Name	Institutional Class	Class P	Administrative Class	Class D
PIMCO All Asset Fund	0.225%	0.325%	0.225%	0.375%
PIMCO All Asset All Authority Fund	0.25%	0.35%	0.25%	0.40%
PIMCO CommoditiesPLUS™ Short Strategy Fund	0.79%	0.89%	0.79%	1.04%
PIMCO CommoditiesPLUS™ Strategy Fund	0.74%	0.84%	0.74%	0.99%
PIMCO CommodityRealReturn Strategy Fund®	0.74%	0.84%	0.74%	0.94%
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	1.25%	1.35%	1.25%	N/A
PIMCO Fundamental Advantage Total Return Strategy Fund	0.89%	0.99%	0.89%	1.04%
PIMCO Fundamental IndexPLUS® TR Fund	0.79%	0.89%	0.79%	0.94%
PIMCO Global Multi-Asset Fund	0.95%	1.05%	0.95%	1.30%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.64%	0.74%	0.64%	0.79%
PiIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar Hedged)	0.75%	0.85%	0.75%	0.90%
PIMCO Real Income™ 2019 Fund	0.39%	0.49%	0.39%	0.54%
PIMCO Real Income™ 2029 Fund	0.39%	0.49%	0.39%	0.54%
PIMCO Real Return Asset Fund	0.55%	0.65%	0.55%	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.74%	0.84%	0.74%	0.89%
PIMCO RealRetirement® 2010 Fund	0.75%	0.85%	0.75%	1.00%
PIMCO RealRetirement® 2015 Fund	0.75%	0.85%	0.75%	1.00%
PIMCO RealRetirement® 2020 Fund	0.75%	0.85%	0.75%	1.00%
PIMCO RealRetirement® 2025 Fund	0.75%	0.85%	0.75%	1.00%
PIMCO RealRetirement® 2030 Fund	0.80%	0.90%	0.80%	1.05%
PIMCO RealRetirement® 2035 Fund	0.80%	0.90%	0.80%	1.05%
PIMCO RealRetirement® 2040 Fund	0.85%	0.95%	0.85%	1.10%
PIMCO RealRetirement® 2050 Fund	0.85%	0.95%	0.85%	1.10%
PIMCO Small Cap StocksPLUS® TR Fund	0.69%	0.79%	0.69%	0.84%
PIMCO StocksPLUS® Fund	0.50%	0.60%	0.50%	0.65%
PIMCO StocksPLUS® Long Duration Fund	0.59%	N/A	0.59%	N/A
PIMCO StocksPLUS® Total Return Fund	0.64%	0.74%	0.64%	0.79%
PIMCO StocksPLUS® TR Short Strategy Fund	0.64%	0.74%	0.64%	0.79%
PIMCO Tax Managed Real Return Fund	0.45%	0.55%	0.45%	0.60%

  Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2011, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund Name	Advisory Fee All Classes(1)
PIMCO All Asset Fund	0.175%(2)
PIMCO All Asset All Authority Fund	0.20%
PIMCO Commodities PLUS™ Short Strategy Fund	0.54%(3)
PIMCO Commodities PLUS™ Strategy Fund	0.49%(4)
PIMCO CommodityRealReturn Strategy Fund®	0.49%(5)
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	0.85%
PIMCO Fundamental Advantage Total Return Strategy Fund	0.64%
PIMCO Fundamental IndexPLUS® TR Fund	0.54%
PIMCO Global Multi-Asset Fund	0.90%(6)
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.39%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar Hedged)	0.45%
PIMCO RealEstateRealReturn Strategy Fund	0.49%
PIMCO Real Income™ 2019 Fund	0.19%
PIMCO Real Income™ 2029 Fund	0.19%
PIMCO Real Return Asset Fund	0.30%
PIMCO RealRetirement® 2010 Fund	0.70%(7)
PIMCO RealRetirement® 2015 Fund	0.70%(7)
PIMCO RealRetirement® 2020 Fund	0.70%(7)
PIMCO RealRetirement® 2025 Fund	0.70%(7)
PIMCO RealRetirement® 2030 Fund	0.75%(7)
PIMCO RealRetirement® 2035 Fund	0.75%(7)
PIMCO RealRetirement® 2040 Fund	0.80%(7)
PIMCO RealRetirement® 2050 Fund	0.80%(7)
PIMCO Small Cap StocksPLUS® TR Fund	0.44%
PIMCO StocksPLUS® Fund	0.25%
PIMCO StocksPLUS® Long Duration Fund	0.35%
PIMCO StocksPLUS® Total Return Fund	0.39%
PIMCO StocksPLUS® TR Short Strategy Fund	0.39%
PIMCO Tax Managed Real Return Fund	0.25%
(1)	For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 168.
(2)

PIMCO has contractually agreed, through July 31, 2012, to reduce its Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund IV Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(4)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund III Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(5)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(6)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term. In addition, PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund II Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(7)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

As the PIMCO RealRetirement® Funds approach their target dates and their portfolios become more conservative, the PIMCO RealRetirement® Funds' investment advisory contract provides that certain PIMCO RealRetirement® Funds' advisory fees will periodically decrease over time according to set intervals. The following table provides information with respect to such advisory fee adjustments.

Advisory Fee Schedule (stated as a percentage of the average daily net assets of each PIMCO RealRetirement® Fund taken separately)

Fund Name	March 31, 2011	April 1, 2015	April 1, 2020	April 1, 2025	April 1, 2030	April 1, 2035
PIMCO RealRetirement® 2010 Fund	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
PIMCO RealRetirement® 2015 Fund	0.70	0.70	0.70	0.70	0.70	0.70
PIMCO RealRetirement® 2020 Fund	0.70	0.70	0.70	0.70	0.70	0.70
PIMCO RealRetirement® 2025 Fund	0.70	0.70	0.70	0.70	0.70	0.70
PIMCO RealRetirement® 2030 Fund	0.75	0.70	0.70	0.70	0.70	0.70
PIMCO RealRetirement® 2035 Fund	0.75	0.70	0.70	0.70	0.70	0.70
PIMCO RealRetirement® 2040 Fund	0.80	0.75	0.75	0.70	0.70	0.70
PIMCO RealRetirement® 2050 Fund	0.80	0.80	0.80	0.75	0.75	0.70

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contract and asset allocation sub-advisory agreements is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2010.

As discussed in its "Principal Investments and Strategies" section, each of the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO CommoditiesPLUS™ Strategy Fund may pursue its investment objective by investing in its respective Subsidiary. Each Subsidiary has entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiary. In consideration of these services, each Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommodityRealReturn Strategy Fund® in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CRRS Subsidiary. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Global Multi-Asset Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS™ Strategy Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CPS Subsidiary. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS™ Short Strategy Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CPSS Subsidiary. These waivers may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the applicable Subsidiary is in place.

  Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and (except for the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds) fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

Each Fund will pay PIMCO monthly supervisory and administrative fees at the annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund) stated below. For Class D shares of a Fund, as described below under "12b-1 Plan for Class D Shares," the supervision and administration agreement includes a plan adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the supervisory and administrative fee as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the "Annual Fund Operating Expenses" tables provided under "Fees and Expenses of the Fund" for each Fund that offers Class D shares shows the supervisory and administrative fees rate under two separate columns entitled "Distribution and/or Service (12b-1) Fees" and "Management Fees." The table below shows the total supervisory and administrative fee rate, including the 0.25% fee adopted in conformity with Rule 12b-1.

For the fiscal year ended March 31, 2011, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Supervisory and Administrative Fees(1)
Fund Name	Institutional Class	Class P	Administrative Class	Class D(2)
PIMCO All Asset Fund	0.05%	0.15%	0.05%	0.45%
PIMCO All Asset All Authority Fund	0.05%	0.15%	0.05%	0.45%
PIMCO CommoditiesPLUS™ Short Strategy Fund(3)	0.25%	0.35%	0.25%	0.75%
PIMCO CommoditiesPLUS™ Strategy Fund(4)	0.25%	0.35%	0.25%	0.75%
PIMCO CommodityRealReturn Strategy Fund®	0.25%	0.35%	0.25%	0.70%
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	0.40%	0.50%	0.40%	N/A
PIMCO Fundamental Advantage Total Return Strategy Fund	0.25%	0.35%	0.25%	0.65%
PIMCO Fundamental IndexPLUS® TR Fund	0.25%	0.35%	0.25%	0.65%
PIMCO Global Multi-Asset Fund(6)	0.05%	0.15%	0.05%	0.65%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.25%	0.35%	0.25%	0.65%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.30%	0.40%	0.30%	0.70%
PIMCO Real Income™ 2019 Fund	0.20%	0.30%	0.20%	0.60%
PIMCO Real Income™ 2029 Fund	0.20%	0.30%	0.20%	0.60%
PIMCO Real Return Asset Fund	0.25%	0.35%	0.25%	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.25%	0.35%	0.25%	0.65%
PIMCO RealRetirement® 2010 Fund(7)	0.05%	0.15%	0.05%	0.55%
PIMCO RealRetirement® 2015 Fund(7)	0.05%	0.15%	0.05%	0.55%
PIMCO RealRetirement® 2020 Fund(7)	0.05%	0.15%	0.05%	0.55%
PIMCO RealRetirement® 2025 Fund(7)	0.05%	0.15%	0.05%	0.55%
PIMCO RealRetirement® 2030 Fund(7)	0.05%	0.15%	0.05%	0.55%
PIMCO RealRetirement® 2035 Fund(7)	0.05%	0.15%	0.05%	0.55%
PIMCO RealRetirement® 2040 Fund(7)	0.05%	0.15%	0.05%	0.55%
PIMCO RealRetirement® 2050 Fund(7)	0.05%	0.15%	0.05%	0.55%
PIMCO Small Cap StocksPLUS® TR Fund	0.25%	0.35%	0.25%	0.65%
PIMCO StocksPLUS® Fund	0.25%	0.35%	0.25%	0.65%
PIMCO StocksPLUS® Long Duration Fund	0.24%	N/A	0.24%	N/A
PIMCO StocksPLUS® Total Return Fund	0.25%	0.35%	0.25%	0.65%
PIMCO StocksPLUS® TR Short Strategy Fund	0.25%	0.35%	0.25%	0.65%
PIMCO Tax Managed Real Return Fund	0.20%	0.30%	0.20%	0.60%
(1)	For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 168.
(2)

As described below under "12b-1 Plan for Class D Shares," the supervision and administration agreement includes a plan adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the supervisory and administrative fee as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the "Annual Fund Operating Expenses" table provided under "Fees and Expenses of the Funds" shows the supervisory and administrative fee rate under two separate columns entitled "Distribution and/or Service (12b-1) Fees" and "Management Fees." The table above shows the total supervisory and administrative fee rate, including the 0.25% fee adopted in conformity with Rule 12b-1.

(3)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund IV Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(4)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund III Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(5)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(6)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term. In addition, PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund II Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(7)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

12b-1 Plan for Class D Shares

The Funds' supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D supervisory and administrative fees paid under the supervision and administration agreement may represent reimbursement for activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Although the Funds intend to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the Financial Industry Regulatory Authority, Inc. ("FINRA"), to the extent that such fees are deemed not to be "service fees", Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by the relevant rules of the FINRA. Because 12b-1 fees would be paid out of the Funds' Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

Underlying PIMCO Fund Fees

The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds pay advisory and supervisory and administrative fees directly to PIMCO at the annual rates stated above, based on the average daily net assets attributable in the aggregate to each Fund's shares. The Funds also indirectly pay their proportionate share of the advisory and supervisory and administrative fees charged by PIMCO to the Underlying PIMCO Funds in which each Fund invests.

PIMCO has contractually agreed, through July 31, 2012, for the PIMCO All Asset Fund, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. Similarly, PIMCO has contractually agreed, through July 31, 2012, for the PIMCO All Asset All Authority Fund, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, to the extent necessary, the supervisory and administrative fee it receives from the PIMCO Global Multi-Asset Fund in an amount equal to the expenses attributable to advisory fees and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the PIMCO Global Multi-Asset Fund in connection with the Fund's investments in Underlying PIMCO Funds, to the extent the Fund's advisory fee or advisory fee and supervisory and administrative fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. Similarly, PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, to the extent necessary, the supervisory and administrative fee it receives from each PIMCO RealRetirement Fund® in an amount equal to the expenses attributable to advisory fees and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by a PIMCO RealRetirement Fund® in connection with the Fund's investments in Underlying PIMCO Funds, to the extent the Fund's advisory fee or advisory fee and supervisory and administrative fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. These waivers renew annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

The Acquired Fund Fees and Expenses shown in the Annual Fund Operating Expenses table for the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds may be higher than the Underlying PIMCO Fund Expenses used for purposes of the expense reduction described above due to differences in the methods of calculation.  The Acquired Fund Fees and Expenses, as required to be shown in the Annual Fund Operating Expenses table, are calculated using the total operating expenses for each Underlying PIMCO Fund over the Fund's average net assets. The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described above are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Thus, the Acquired Fund Fees and Expenses listed in the Annual Fund Operating Expenses table will typically be higher than the Underlying PIMCO Fund Expenses used to calculate the expense reduction when the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset or PIMCO RealRetirement® Funds employ leverage as an investment strategy.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds Fund, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Fund's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The PIMCO All Asset and PIMCO All Asset All Authority Funds (and the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds, to the extent they invest in Underlying PIMCO Funds), invest in Institutional Class or Class M shares of the Underlying PIMCO Funds, which are not subject to any sales charges or 12b-1 fees.

The following table summarizes the annual expenses borne by Institutional Class or Class M shareholders of the Underlying PIMCO Funds. Because the PIMCO All Asset and PIMCO All Asset All Authority Funds (and the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds, to the extent they invest in Underlying PIMCO Funds), invest in Institutional Class or Class M shares of the Underlying PIMCO Funds, shareholders of the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds would indirectly bear a proportionate share of these expenses, depending upon how the Funds' assets are allocated from time to time among the Underlying PIMCO Funds.

For a complete description of an Underlying PIMCO Fund, please see the Underlying PIMCO Fund's Institutional Class or Class M prospectus. For a summary description of the Underlying PIMCO Funds, please see the "Description of the Underlying PIMCO Funds" section in this prospectus.

Annual Underlying PIMCO Fund Expenses
(Based on the average daily net assets attributable to an Underlying PIMCO Fund's Institutional Class shares (or Class M shares in the case of the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) for the fiscal year ended March 31, 2011)

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Fund Operating Expenses
PIMCO California Intermediate Municipal Bond Fund	0.445%	0.00%	0.445%
PIMCO California Short Duration Municipal Income Fund	0.33	0.00	0.33
PIMCO CommoditiesPLUS™ Short Strategy Fund	0.79	0.12	0.91(3)
PIMCO CommoditiesPLUS™ Strategy Fund	0.74	0.12	0.86(4)
PIMCO CommodityRealReturn Strategy Fund®	0.74	0.15	0.89(5)
PIMCO Convertible Fund	0.65	0.01	0.66
PIMCO Diversified Income Fund	0.75	0.00	0.75
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	1.25	0.00	1.25
PIMCO Emerging Local Bond Fund	0.90	0.00	0.90
PIMCO Emerging Markets Bond Fund	0.83	0.00	0.83
PIMCO Emerging Markets Corporate Bond Fund	1.25	0.00	1.25
PIMCO Emerging Markets Currency Fund	0.85	0.01	0.86
PIMCO EqS Emerging Markets Fund	1.45	0.15	1.60(6)(7)
PIMCO EqS Pathfinder Fund™	1.05	0.11	1.16(8)
PIMCO Extended Duration Fund	0.50	0.01	0.51
PIMCO Floating Income Fund	0.55	0.00	0.55
PIMCO Foreign Bond Fund (Unhedged)	0.50	0.00	0.50
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.50	0.00	0.50
PIMCO Fundamental Advantage Total Return Strategy Fund	0.89	0.00	0.89
PIMCO Fundamental IndexPLUS® TR Fund	0.79	0.01	0.80
PIMCO Global Advantage Strategy Bond Fund	0.70	0.00	0.70
PIMCO Global Bond Fund (Unhedged)	0.55	0.00	0.55
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.55	0.00	0.55
PIMCO GNMA Fund	0.50	0.01	0.51
PIMCO Government Money Market Fund	0.18	0.00	0.18(9)
PIMCO High Yield Fund	0.55	0.00	0.55
PIMCO High Yield Municipal Bond Fund	0.55	0.00	0.55(10)
PIMCO High Yield Spectrum Fund	0.60	0.00	0.60(11)
PIMCO Income Fund	0.45	0.11	0.56(12)
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.64	0.01	0.65
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.75	0.02	0.77
PIMCO Investment Grade Corporate Bond Fund	0.50	0.00	0.50
PIMCO Long Duration Total Return Fund	0.50	0.01	0.51
PIMCO Long-Term Credit Fund	0.55	0.01	0.56
PIMCO Long-Term U.S. Government Fund	0.475	0.01	0.485
PIMCO Low Duration Fund	0.46	0.00	0.46
PIMCO Low Duration Fund II	0.50	0.00	0.50
PIMCO Low Duration Fund III	0.50	0.00	0.50
PIMCO Moderate Duration Fund	0.46	0.00	0.46
PIMCO Money Market Fund	0.32	0.00	0.32(9)
PIMCO Mortgage-Backed Securities Fund	0.50	0.00	0.50
PIMCO Municipal Bond Fund	0.44	0.00	0.44
PIMCO New York Municipal Bond Fund	0.445	0.00	0.445
PIMCO Real Return Asset Fund	0.55	0.01	0.56
PIMCO Real Return Fund	0.45	0.01	0.46
PIMCO RealEstateRealReturn Strategy Fund	0.74	0.02	0.76
PIMCO Senior Floating Rate Fund	0.80	0.02	0.82(13)
PIMCO Short Duration Municipal Income Fund	0.33	0.00	0.33
PIMCO Short-Term Fund	0.45	0.00	0.45
PIMCO Small Cap StocksPLUS® TR Fund	0.69	0.02	0.71
PIMCO StocksPLUS® Fund	0.50	0.00	0.50
PIMCO StocksPLUS® Long Duration Fund	0.59	0.01	0.60
PIMCO StocksPLUS® Total Return Fund	0.64	0.00	0.64
PIMCO StocksPLUS® TR Short Strategy Fund	0.64	0.00	0.64
PIMCO Tax Managed Real Return Fund	0.45	0.00	0.45
PIMCO Total Return Fund	0.46	0.00	0.46
PIMCO Total Return Fund II	0.50	0.00	0.50
PIMCO Total Return Fund III	0.50	0.00	0.50
PIMCO Total Return Fund IV	0.50	0.01	0.51(13)
PIMCO Treasury Money Market Fund	0.18	0.03	0.21(9)(14)
PIMCO Unconstrained Bond Fund	0.90	0.08	0.98
PIMCO Unconstrained Tax Management Bond Fund	0.70	0.08	0.78
(1)	"Management Fees" reflect an advisory fee and a supervisory and administrative fee payable by an Underlying PIMCO Fund to PIMCO.
(2)

Other Expenses includes expenses such as organizational expenses, interest expenses, taxes, governmental fees, pro rata Trustees' fees and acquired fund fees and expenses attributable to the Institutional Class or Class M shares. For the PIMCO EqS Emerging Markets Fund, PIMCO Senior Floating Rate Fund, PIMCO Total Return Fund IV, and PIMCO Treasury Money Market Fund, Other Expenses are based on estimated amounts for the initial fiscal year of each Fund's Institutional Class shares and include each PIMCO Fund's organizational expenses. The PIMCO Treasury Money Market Fund has not commenced operations as of the date of this prospectus.

(3)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund IV Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(4)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund III Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(5)

PIMCO has contractually agreed to waive the fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fees, respectively, paid by the PIMCO Cayman Commodity Fund I Ltd (the "Subsidary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20% respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(6)

PIMCO has contractually agreed, through October 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Board of Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Institutional shares (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Board of Trustees' fees plus such recoupment, do not exceed the Expense Limit.

(7)

PIMCO has contractually agreed, through October 31, 2012, to reduce its advisory fee by 0.20% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

(8)

PIMCO has contractually agreed, through October 31, 2011, to reduce its advisory fee by 0.16% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

(9)	To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses.
(10)	PIMCO has contractually agreed, through July 31, 2012, to waive a portion of its advisory fee equal to 0.01% of average daily net assets.
(11)	PIMCO has contractually agreed, through September 30, 2012, to waive a portion of its advisory fee equal to 0.05% of average daily net assets.
(12)	PIMCO has contractually agreed, through July 31, 2012, to waive a portion of its advisory fee equal to 0.05% of average daily net assets.
(13)

PIMCO has contractually agreed, through July 31, 2012, to reduce its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Institutional Class shares. This Expense Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced or reimbursed in future periods.

(14)

PIMCO has contractually agreed, through July 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Class M shares (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees' fees plus such recoupment, do not exceed the Expense Limit.

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO All Asset PIMCO All Asset All Authority	Robert D. Arnott	7/02(*) 10/03*	Chairman, Chief Executive Officer, Research Affiliates LLC, since July 2002. Previously, Mr. Arnott was Chairman of First Quadrant, L.P. until April 2004. He joined First Quadrant in April 1988.
PIMCO CommoditiesPLUS™ Strategy PIMCO CommoditiesPLUS™ Short Strategy	Nicholas J. Johnson	5/10* 8/10*

Senior Vice President, PIMCO. Mr. Johnson joined PIMCO in 2004 and previously managed the portfolio analyst group. Prior to joining PIMCO, he worked at NASA's Jet Propulsion Laboratory, developing Mars missions and new methods of autonomous navigation.

PIMCO CommodityRealReturn Strategy® PIMCO Real Return Asset PIMCO RealEstateRealReturn Strategy PIMCO Tax Managed Real Return***	Mihir Worah	12/07 12/07 12/07 5/11	Managing Director, PIMCO. Mr. Worah is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team.

PIMCO EM Fundamental IndexPLUS® TR  Strategy Fund
PIMCO Fundamental Advantage Total  Return Strategy
PIMCO Fundamental IndexPLUS® TR
PIMCO International StocksPLUS® TR  Strategy (Unhedged)
PIMCO Small Cap StocksPLUS® TR
PIMCO StocksPLUS®
PIMCO StocksPLUS® Total Return
PIMCO StocksPLUS® TR Short Strategy

	William H. Gross	11/08* 2/08* 6/05* 11/06* 3/06* 1/98 6/02* 7/03*	Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. Mr. Gross has been associated with PIMCO since 1971.

PIMCO Global Multi-Asset(**)
PIMCO RealRetirement® 2010
PIMCO RealRetirement® 2015
PIMCO RealRetirement® 2020
PIMCO RealRetirement® 2025
PIMCO RealRetirement® 2030
PIMCO RealRetirement® 2035
PIMCO RealRetirement® 2040
PIMCO RealRetirement® 2050

	Vineer Bhansali	10/08* 7/08 6/11* 7/08 6/11* 7/08 6/11* 7/08 7/08

Dr. Bhansali is a Managing Director, a Portfolio Manager, the firm-wide head of analytics for portfolio management, and a senior member of PIMCO's portfolio management group. Dr. Bhansali joined PIMCO in 2000, previously having been associated with Credit Suisse First Boston as a vice president in proprietary fixed-income trading.

PIMCO Global Multi-Asset**	Mohamed El-Erian	10/08*

CEO and Co-CIO, PIMCO. He re-joined PIMCO in December 2007 after serving for 2 years  as President and CEO of Harvard Management Company (HMC), the entity that manages  Harvard University's endowment and related accounts. Dr. El-Erian also served as a  member of the faculty of Harvard Business School and as deputy treasurer of Harvard  University. Dr. El-Erian initially joined PIMCO in 1999 and was a Managing Director and a  senior member of PIMCO's portfolio management and investment strategy group.

PIMCO Global Multi-Asset**	Curtis Mewbourne	10/08*	Managing Director, PIMCO. He is a Portfolio Manager and senior member of PIMCO's portfolio management and strategy group, specializing in credit portfolios. He joined PIMCO in 1999.
PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged)	Chris Dialynas	5/08	Managing Director, PIMCO. He joined PIMCO in 1980 and is a senior member of PIMCO's investment strategy group.
PIMCO StocksPLUS® Long Duration	Stephen Rodosky	8/07*	Managing Director, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.
PIMCO Real Income 2019 PIMCO Real Income 2029	Rahul M. Seksaria	5/11 5/11

Senior Vice President, PIMCO. Mr. Seksaria currently focuses on Treasury bonds, agencies and interest rate derivatives. He serves as the specialist for agency and government guaranteed securities. Mr. Seksaria previously worked on the short-term desk. Prior to joining PIMCO in 2002, he held trading and structuring positions in energy and other commodities at Enron Corp.

PIMCO Tax Managed Real Return(***)	Joe Deane	7/11

Executive Vice President, PIMCO. He joined PIMCO in 2011 and is the head of the municipal bond portfolio management team. Prior to joining PIMCO, he served as Managing Director, Co-Head of the Tax-Exempt Department for Western Asset Management Company. Previously he was Managing Director, Head of Tax-Exempt Investments for Smith Barney/Citigroup Asset Management from 1993 to 2005.

(*)	Inception of the Fund.
(**)	Dr. El-Erian has overall responsibility for managing the PIMCO Global Multi-Asset Fund. Mr. Mewbourne is responsible for tactical allocations and Dr. Bhansali is responsible for risk management.
(***)	Mr. Deane is responsible for the Fund's investments in Municipal Bonds and Mr. Worah is responsible for the Fund's investments in inflation-indexed bonds.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

Distributor

The Trust's Distributor is PIMCO Investments LLC ("Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all account requests should be mailed to the Trust's transfer agent and should not be mailed directly to the Distributor.

Classes of Shares--Institutional Class,
Class P, Administrative Class and
Class D Shares

The Trust offers investors Institutional Class, Class P, Administrative Class and Class D shares of the Funds in this prospectus.

The Funds do not charge any sales charges (loads) or other fees in connection with purchases, redemptions or exchanges of Institutional Class, Class P, Administrative Class or Class D shares of the Funds offered in this prospectus.

  Service and Distribution (12b-1) Fees — Administrative Class Shares. The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act.

Each Plan allows the Funds to use their Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribu-
tion Plan permits reimbursement for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for costs and expenses incurred in connection with providing certain administrative services to Administrative Class shareholders.

In combination, the Plans permit a Fund to make total reim-
bursements at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Adminis-
trative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis,
over time they will increase the cost of an investment in Administrative Class shares, and Distribution Plan fees may cost an investor more than other types of sales charges.

  Arrangements with Service Agents—Institutional Class, Class P and Administrative Class Shares. Institutional Class, Class P and Administrative Class shares of the Funds may be offered through certain brokers and financial inter-
  mediaries ("service agents") that have established a share-
  holder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemp-
  tions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Sharehold-
  ers who are customers of service agents should consult their service agents for information regarding these fees and condi-
  tions. Among the service agents with whom the Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

In addition, PIMCO and/or its affiliates makes payments to selected brokers and other financial intermediaries ("service agents") for providing administrative, sub-transfer agency, sub-accounting and other shareholder services to shareholders holding Class P shares in nominee or street name, including, without limitation, the following services: providing explanations and answering inquiries regarding the Funds and shareholder accounts; providing recordkeeping and other administrative services; acting as the shareholder of record and nominee for holders of Class P shares; maintaining records of and receiving, aggregating and processing shareholder purchases and redemptions; communicating periodically with shareholders; processing and mailing trade confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other SEC-required communications to shareholders; processing, collecting and posting distributions to shareholder accounts; assisting in the establishment and maintenance of shareholder accounts; capturing and processing tax data; providing sub-accounting services; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; providing recordkeeping services related to purchase and redemption transactions, including providing such information as may be necessary to assume compliance with applicable blue sky requirements; and performing similar administrative services. The actual services provided, and the payments made for such services, vary from firm to firm. PIMCO currently estimates that it and/or its affiliates will pay up to 0.10% per annum of the value of assets in the relevant accounts for providing the services described above. Payments described above may be material to service agents relative to other compensation paid by the Funds and/or PIMCO and/or its affiliates and may be in addition to other fees, such as the revenue sharing or "shelf space" fees paid to such service agents. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not audit the service agents to determine whether such agents are providing the services for which they are receiving such payments.

  Financial Service Firms—Class D Shares. Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by a shareholder's account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. A firm may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on Class D shares of the Funds.

A financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by a Fund, the Administrator or another affiliate of the Fund at an annual rate generally not to exceed 0.35% (up to 0.25% may be paid by the Fund) of the Fund's average daily net assets attributable to its Class D shares purchased through such firms for its clients, although payments with respect to shares in retirement plans are often higher. A firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Shareholders who hold Class D shares of a Fund through a financial service firm should contact that firm for information.

This prospectus should be read in connection with a financial service firm's materials regarding its fees and services.

  Payments to Financial Firms—Class D Shares. Some or all of the distribution fees and servicing fees described above for Class D shares are paid or "reallowed" to the broker, dealer, financial adviser insurance company, bank or other financial entity through which a shareholder purchases shares. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders.

In addition, the Distributor, PIMCO and their affiliates (for purposes of this subsection only, collectively, the "Distributor") may from time to time make payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the Funds on the financial firms' preferred or recommended fund list, granting the Distributor access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings. A number of factors will be considered in determining the amount of these payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Funds and the quality of the financial firm's relationship with the Distributor.

The payments described above are made at the Distributor's expense. These payments may be made to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year's fund sales by that financial firm and (b) 0.03% of the assets invested in series of the Trust and PIMCO Equity Series. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate, although the actual termination date is not known. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Class D shares of a Fund through a financial firm should consult with the shareholder's financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund's portfolio, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

  Payments by PIMCO. From time to time, PIMCO may pay or reimburse broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Funds. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Funds. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Funds. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Fund shares.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Funds with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

Purchases, Redemptions and Exchanges

Purchasing Shares — Institutional Class, Class P, and Administrative Class Shares

Investors may purchase Institutional Class, Class P and Administrative Class shares of the Funds at the relevant net asset value ("NAV") of that class without a sales charge.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

Class P shares are offered through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Broker-dealers, other intermediaries, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase Class P shares. These entities may purchase Class P shares only if the plan or program for which the shares are being acquired will not require a Fund to pay any type of administrative payment per participant account to any third party.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either Institutional Class, Class P or Administrative Class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party. Shares may be offered to clients of PIMCO and its affiliates, and to the benefit plans of PIMCO and its affiliates.

  Investment Minimums. The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The Trust or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

  Initial Investment. Investors may open an account by completing and signing an Account Application Form and sending a facsimile to 1-816-421-2861. The completed Account Application form may also be mailed to PIMCO Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105. An Account Application Form may be obtained online at www.pimco.com/investments under Literature, or by calling 1-800-927-4648.

Except as described below, an investor may purchase Institutional Class, Class P and Administrative Class shares only by wiring federal funds to:

PIMCO Funds c/o State Street Bank & Trust Co.
225 Franklin St. Boston, MA 02110
ABA: 011000028
DDA: 9905-7432
ACCT: Your PIMCO Account Number
FFC: Name of Entity and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide trade instructions to the Trust by facsimile at 1-816-421-2861 or by telephone at 1-800-927-4648. In order to receive the current day's NAV, trade instructions must be received in good order prior to market close. Instructions must include the name of Authorized Person, account name, account number, name of Fund and share class, and amount being wired. Wires received without trade instructions will result in a processing delay or a return of wire. Failure to send the accompanying wire on the same day may result in the cancellation of the trade. An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

  Additional Investments. An investor may purchase additional Institutional Class, Class P and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.
  Other Purchase Information. Purchases of a Fund's Institutional Class, Class P and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

  Retirement Plans. Institutional Class, Class P and Administrative Class shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide partici-
  pants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides record-
  keeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and re-
  demption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Purchases In Kind

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for pur-chase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Purchasing Shares — Class D Shares

Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See "Financial Service Firms—Class D Shares" above.

In connection with purchases, a financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge for such services. To purchase shares of the Funds directly from the Distributor, an investor should inquire about the other classes of shares offered by the Trust. An investor may call the Distributor at 1-800-426-0107 for information about other investment options.

Class D shares of the Funds will be held in a shareholder's account at a financial service firm and, generally, the firm will hold a shareholder's Class D shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and a shareholder may obtain information about accounts only through the financial service firm. In certain circumstances, the firm may arrange to have shares held in a shareholder name or a shareholder's may subsequently become a holder of record for some other reason (for instance, if you terminate your rela-
tionship with your firm). In such circumstances, a share-
holder may contact the Distributor at 1-800-426-0107 for information about the account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor reserves the right to require payment by wire. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler's checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Investment Minimums. The following investment minimums apply for purchases of Class D shares.

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Informant for details.

A financial service firm may impose different investment minimums than the Trust. For example, if a shareholder's firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when a shareholder invests in Class D shares of the Fund through the firm. A Class D shareholder should contact the financial service firm for information.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day's NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary will be effected at the NAV determined on the business day the order was received by the intermediary. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, each Fund may close trading early. Purchase orders for the Funds will be accepted only on days on which the Fund is open for business.

A redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the "NYSE Close"), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary will be effected at the NAV determined on the business day the order was received by the intermediary. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person (as defined below).

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since some of the Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund's non-U.S. portfolio securities and the determin-
ation of the Fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust's Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund's portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods.

First, to the extent that there is a delay between a change in the value of a mutual fund's portfolio holdings, and the time when that change is reflected in the NAV of the fund's shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of a Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address; and

  Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Redeeming Shares—Institutional Class, Administrative Class and Class P shares

  Redemptions in Writing. Investors may redeem (sell) Institutional Class, Class P and Administrative Class shares by sending a facsimile to 1-816-421-2861. A written request may also be mailed to PIMCO Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed by the appropriate persons designated on Account Application form ("Authorized Person").

An investor that elects to utilize e-mail redemptions on the Account Application Form (or subsequently in writing) may request redemptions of shares by sending an email to pimcoteam@bfdsmidwest.com. An Authorized Person must state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or email, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

  Redemptions by Telephone. An investor that elects this option on the Account Application Form (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648. An Authorized Person must state his or her name, the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, email or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

  Other Redemption Information. Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven days. Redemption proceeds will be sent by wire only to the bank name designated on the Account Application Form.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by an Authorized Person, and accompanied by a signature validation from any eligible guarantor institution, as determined in accordance with the Trust's procedures, as more fully described below. See "Signature Validation."

Redeeming Shares—Class D shares

An investor may sell (redeem) Class D shares through the investor's financial service firm on any day the NYSE is open. An investor does not pay any fees or other charges to the Trust or the Distributor when selling shares, although the financial service firm may charge for its services in processing a redemption request. An investor should contact the firm for details. If an investor is the holder of record of Class D shares, the investor may contact the Distributor at 1-800-426-0107 for information regarding how to sell shares directly to the Trust.

A financial service firm is obligated to transmit an investor's redemption orders to the Distributor promptly and is responsible for ensuring that a redemption request is in proper form. The financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust's transfer agent and may charge for its services. Redemption proceeds will be forwarded to the financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp will be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact PIMCO Funds for additional details regarding the Funds' signature validation requirements.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application Form to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

  Institutional Class, Class P and Administrative Class. The Trust reserves the right to redeem Institutional Class, Class P and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 60 days to bring the value of its account up to at least $100,000.

  Class D. Investors should maintain an account balance in each Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor's balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem an investor's remaining shares and close that Fund account after giving the investor at least 60 days to increase the account balance. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or if the aggregate value of all the investor's holdings in  PIMCO Equity Series and PIMCO Funds accounts exceeds $50,000.

Exchange Privilege

An investor may exchange each class of shares of a Fund for shares of the same class of any other fund of the Trust that offers that class based on the respective NAVs of the shares involved. An investor may also exchange shares of a Fund for shares of the same class of a fund of PIMCO Equity Series. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

An investor may exchange Institutional Class, Class P and Administrative Class shares of a Fund by following the redemption procedure described above under "Redemptions in Writing" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may exchange or obtain additional information about exchange privileges for Class D shares by contacting the investor's financial service firm. The financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

Shares of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge, as described in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, please contact the Trust at 1-800-927-4648. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

How Fund Shares Are Priced

The NAV of a Fund's shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Fund shares are valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies, a Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign securities that do not trade when the NYSE is open are also valued at fair value. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotations are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds' use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of a Fund's shares may be different than the per share NAV of another class of shares as a result of the daily expense accruals applicable to each class of shares. Generally, when the Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The following table shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared and Paid Quarterly	Declared Daily and Paid Monthly
All Funds (other than PIMCO Real Income™ 2019, PIMCO Real Income™ 2029, PIMCO Real Return Asset and PIMCO Tax Managed Real Return Funds)	•
PIMCO Real Income™ 2019, PIMCO Real Income™ 2029, PIMCO Real Return Asset and PIMCO Tax Managed Real Return Funds		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application Form, by phone or by submitting a written request signed by an Authorized Person indicating the account number, name of the Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

With respect to the Funds whose policy it is to declare dividends daily, if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

A Class D shareholder may choose from the following distribution options. You should contact your financial intermediary for details:

  Reinvest all distributions in additional shares of the same class of the same Fund at NAV. You do not pay any sales charges on shares received through the reinvestment of Fund distributions.
  Invest all distributions in Class D shares of any other fund of the Trust or PIMCO Equity Series, which offers Class D shares at NAV.
  Receive all distributions in cash consistent with the investment objective of the Fund.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

A Note on the PIMCO Real Income™ 2019 and Real Income™ 2029 Funds.

Each Fund's distribution strategy is designed to provide a monthly distribution adjusted for inflation until the Fund's final maturity date. Each Fund's monthly distribution will primarily consist of its net investment income and will likely include principal from the inflation-indexed bonds that have recently matured or proceeds from the sale of securities. A portion of a monthly distribution will likely consist of a return of capital to shareholders. This means that over the life of the Fund you will likely receive a portion of your investment back as part of each monthly distribution. This also means that, the closer a new or subsequent investment is to the maturity date of the Fund, the greater the monthly distribution rate will be for that investment. This is because you will receive a greater portion of that investment back in a monthly distribution due to the shorter time horizon. Each monthly distribution amount will reduce the Fund's NAV by the distribution amount so that each Fund's NAV will start at $10 at the beginning of the trade day on the inception date of the Fund and end at $0 on the final maturity date of the Fund. Other factors may also affect the NAV during the term of the Fund such as changes in the prices of the securities in the Fund or shareholder purchase and redemption activity. The initial monthly distribution rate will be calculated at the Fund's inception based on the portfolio manager's estimate of the monthly distribution amount that will best allow for the Fund's assets to be fully distributed at the final maturity date of the Fund.

The formula below is used to calculate the monthly distribution amount per Fund share as adjusted for inflation according to changes in the CPI. The amount actually distributed by the Fund may vary as described in the first footnote to the formula.

  Inflation-Adjusted Monthly Distribution

  Example of Monthly Distributions

The following is a hypothetical example of how an investor's monthly distributions over a three-month period would be calculated, including the adjustment for inflation. The example uses historical measures of inflation (as measured by the actual figures for the CPI), but is provided only as a hypothetical illustration of how an investor's distributions would vary over periods of inflation and deflation. It does not reflect any actual distributions. The example assumes that:

  The shareholder held 100,000 shares in a Fund during the three-month period.
  April 2009 CPI = 213.240
  May 2009 CPI = 213.856
  June 2009 CPI = 215.693
  July 2009 CPI = 215.351

1. Calculate July distribution per share.

2. Calculate July total distribution amount for the shareholder.

3. Calculate August distribution per share

4. Calculate August total distribution amount for the shareholder.

5. Calculate September distribution per share.

6. Calculate September total distribution amount for the shareholder.

During periods of rising inflation the amount of the monthly distribution is expected to increase and during periods of deflation the amount of the monthly distribution is expected to decrease. The monthly distribution amount may be adjusted during the term of a Fund to better enable the Fund to provide regular monthly distributions through the final maturity date. The Funds' distribution policies may be modified by the Board at any time and a Fund may not be successful in achieving its distribution strategy. These distributions are not guaranteed.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently and will be included in the monthly distribution. The Funds are expected to be managed to minimize capital gains. However, if a Fund incurs capital gains, the regular monthly distribution may be reduced by the amount of the capital gain distribution so that the total amount distributed, including both the capital gain distribution and the monthly distribution, do not exceed the intended monthly distribution. If the total capital gain distribution in a month is higher than the intended regular monthly distribution, future monthly distributions may be reduced.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in each Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive unless the distribution is derived from tax-exempt income and is designated as an "exempt-interest dividend."

  Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. Under current law (scheduled to expire after 2012), a portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

  Taxes on redemption or exchanges of shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

  Returns of capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

  A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO Commodities PLUS™ Short Strategy Fund and PIMCO Global Multi-Asset Fund. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that each Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, each Fund's ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued private letter rulings which the IRS specifically concluded that income derived from an investment in a subsidiary will also constitute qualifying income to the Fund, even if that subsidiary itself owns commodity-linked swaps. Based on the reasoning in such rulings, the Funds will continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in their respective Subsidiary.

  A Note on the PIMCO CommodityRealReturn Strategy, PIMCO Real Income™ 2019, PIMCO Real Income™ 2029, PIMCO Tax Managed Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Fund's gross income. Due to original issue discount, each affected Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause each affected Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized  in some circumstances as a return of capital.

  A Note on Funds of Funds. The PIMCO All Asset and PIMCO All Asset All Authority Funds' use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.

  A Note on the PIMCO Tax Managed Real Return Fund. Dividends paid to shareholders of the Fund are expected to be designated by the Fund as "exempt-interest dividends" to the extent that such dividends are derived from Municipal Bond interest and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for "exempt-interest dividends" from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes. The Fund will invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax and will be subject to state tax in most states. The payment of a portion of the Fund's dividends as dividends exempt from federal income tax will not provide additional tax benefits to investors in tax-sheltered retirement plans or individuals not subject to federal income tax.

  Backup Withholding. Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Any foreign shareholders would (with certain exceptions) generally be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds and of certain Acquired Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Acquired Funds from time to time. Generally, the characteristics and risks of securities and investment techniques that may be used by the Acquired Funds from time to time are similar to those described below. However, the risks associated with an Acquired Fund's investments are described more fully in each Acquired Fund's prospectus. Accordingly, please see an Acquired Fund's prospectus for a more complete description of the Acquired Fund and the risks associated with its investments.

Most of these securities and investment techniques described herein are discretionary, which means that PIMCO, or in the case of a fund that is not managed by PIMCO, such fund's investment adviser and sub-adviser, as applicable, can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds or Acquired Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. The investments made by the Funds at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those Funds. Accordingly, the performance of the Funds can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Infor-mation for more detailed information about the securities and investment techniques described in this section and about ot-her strategies and techniques that may be used by the Funds.

Because the PIMCO CommoditiesPLUS™ Short Strategy Fund, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, and PIMCO Global Multi-Asset Fund may each invest a portion of its assets in its respective Subsidiary, each of which may hold some of the investments described in this prospectus, these Funds may be indirectly exposed to the risks associated with those investments. With respect to its investments, each Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Funds; however, each Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The CommoditiesPLUS Short Strategy Fund, the CommoditiesPLUS Strategy Fund, the CommodityRealReturn Strategy Fund and the PIMCO Global Multi-Asset Fund and their respective Subsidiaries may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to their investments in certain securities that may involve leverage, a Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Fund.

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in shares of the Underlying PIMCO Funds, and as such (unless otherwise indicated) do not invest directly in the securities described below. The Underlying PIMCO Funds, however, may invest in such securities. Because the value of an investment in the PIMCO All Asset and PIMCO All Asset All Authority Funds is directly related to the investment performance of the Underlying PIMCO Funds in which they invest, the risks of investing in the PIMCO All Asset and PIMCO All Asset All Authority Funds are closely related to the risks associated with the Underlying PIMCO Funds and their investments in the securities described below. Please see "Descriptions of the Underlying PIMCO Funds." Similarly, as the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds may invest in shares of the Acquired Funds, the risks of investing in the PIMCO Global Multi-Asset Fund may be closely related to the risks associated with the Acquired Funds and their investments. However, as the PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds may also invest their assets directly in Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements, other affiliated or unaffiliated funds, and other investments, the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds may be directly exposed to certain risks described below.

Investment Selection

Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund's investments and capital appreciation, if any, arising from increases in the market value of a Fund's holdings. Capital appreciation of Fixed Income Instruments generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting investments for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other investment selection techniques. The proportion of a Fund's assets committed to investments with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

  securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
  corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
  mortgage-backed and other asset-backed securities;
  inflation-indexed bonds issued both by governments and corporations;
  structured notes, including hybrid or "indexed" securities and event-linked bonds;
  bank capital and trust preferred securities;
  loan participations and assignments;
  delayed funding loans and revolving credit facilities;
  bank certificates of deposit, fixed time deposits and bankers' acceptances;
  repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
  debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
  obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
  obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds (other than PIMCO All Asset and PIMCO All Asset All Authority Funds), to the extent permitted under the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities).

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Funds' shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Funds may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Funds (except the PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund and PIMCO Tax Managed Real Return Fund) may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying municipal bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. Each Fund (except the PIMCO Real Income™ 2019 Fund and PIMCO Real Income™ 2029 Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

Each Fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participa-tions and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). Each Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the PIMCO Real Income™ 2019 Fund and the PIMCO Real Income™ 2029 Fund) may invest up to 5% of its total assets in any combination of mortgage-related or
other asset-backed IO, PO, or inverse floater securities. Additionally, each Fund (except the PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund and PIMCO Tax Managed Real Return Fund) may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund (except the PIMCO Real Income™ 2019 Fund and PIMCO Real Income™ 2029 Fund) may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bank-
ruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market gen-
erally. Common stock generally has the greatest appreci-
ation and depreciation potential of all corporate securities.

Each Fund (expect the PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund and PIMCO Tax Managed Real Return Fund) may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While the securities in which the PIMCO Real Return Asset Fund intends to invest are expected to consist primarily of fixed income securities, the Fund may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Fund may consider convertible securities or equity securities to gain exposure to such investments.

While the PIMCO EM Fundamental IndexPLUS® TR Strategy, PIMCO Fundamental IndexPLUS® TR, PIMCO Fundamental Advantage Total Return Strategy, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Total Return and PIMCO StocksPLUS® TR Short Strategy Funds will generally invest in equity derivatives, such Funds may invest without limitation directly in equity securities, including common stocks, preferred stocks, and convertible securities. In addition, the PIMCO RealEstateRealReturn Strategy Fund may invest in REITs and equity securities of issuers in real estate-related industries. When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund's respective benchmark index, if any. Generally, the Funds may consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

The PIMCO CommoditiesPLUS™ Short Strategy Fund, PIMCO Commodities PLUS™ Strategy Fund and PIMCO CommodityRealReturn Strategy Fund® may invest in equity securities of issuers in commodity-related industries. When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund's respective benchmark index, if any. Generally, the Funds may consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

Each Fund (except the PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund and PIMCO Tax Managed Real Return Fund) may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country). A Fund's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or overthe- counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Each Fund (except the PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund and PIMCO Tax Managed Real Return Fund) also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

  Emerging Market Securities. Each Fund (except the PIMCO CommoditiesPLUS™ Short Strategy Fund, PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund and PIMCO Tax Managed Real Return Fund) may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. The PIMCO CommoditiesPLUS™ Strategy Fund may invest up to 5% of its total assets in securities and instruments that are economically tied to emerging market countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Funds emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund (except the PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund and PIMCO Tax Managed Real Return Fund) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

The Funds (except the PIMCO Real Income™ 2019 Fund and PIMCO Real Income™ 2029 Fund) may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies, and will be subject to currency risk. The PIMCO Tax Managed Real Return Fund may invest up to 5% of total assets directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies, and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

  Foreign Currency Transactions. The Funds (except the PIMCO Real Income™ 2019 Fund and PIMCO Real Income™ 2029 Fund) may invest in securities denominated in foreign (non-U.S.) currencies, engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. The PIMCO Tax Managed Real Return Fund may invest up to 5% of total assets in securities denominated in foreign currencies, engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

Each Fund (including the PIMCO All Asset and PIMCO All Asset All Authority Funds) may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which a Fund has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for
a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. The derivative instruments in which the PIMCO Real Income™ 2019 Fund and PIMCO Real Income™ 2029 Fund may invest are futures contracts on U.S. Treasury Securities. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). Each Fund may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

CPI Swap. A CPI swap is a fixed maturity, over-the-counter derivative in which the investor receives the "realized" rate of inflation as measured by the Consumer Price Index for All Urban Consumers ("CPI") over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index;
(v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

  A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO Global Multi-Asset Fund. In light of certain revenue rulings and private letter rulings issued by the IRS, as discussed above under "Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO Global Multi-Asset Fund," the Funds will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in their respective Subsidiary (as discussed below). The Funds may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Funds economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Funds might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Funds may also invest in other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

As described below under "Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary," each Fund may gain exposure to commodity markets by investing in its respective Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The IRS issued a revenue ruling that limits the extent to which the Funds may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. Each Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See "Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO Global Multi-Asset Fund" above for further information.

Investments in Wholly-Owned Subsidiary

Investments in its respective Subsidiary are expected to provide the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO Global Multi-Asset Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Code and recent IRS revenue rulings, as discussed above under "Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO Global Multi-Asset Fund."

It is expected that each Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and/or other Fixed Income Instruments. Although the Funds may enter into these commodity-linked derivative instruments directly, each Fund will likely gain exposure to these derivative instruments indirectly by investing in its respective Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, each Fund's investment in its Subsidiary will likely increase. Each Subsidiary will also invest in inflation-indexed securities and/or other Fixed Income Instruments, which are intended to serve as margin or collateral for the Subsidiary's derivatives position, common and preferred stocks as well as convertible securities of issuers in commodity-related industries, collateralized debt obligations, event-linked bonds and event-linked swaps. To the extent that the Fund invests in its Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus.

While each Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or each Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Funds.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Exchange-Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund (except the PIMCO Real Income™ 2019 Fund and the PIMCO Real Income™ 2029 Fund) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued; delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

Investment in Other Investment Companies

The PIMCO All Asset and PIMCO All Asset All Authority Funds may invest in any funds of the Trust except each other, the PIMCO Global Multi-Asset and the PIMCO RealRetirement® Funds.

The PIMCO Global Multi-Asset Fund may invest in any funds of the Trust, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and the PIMCO RealRetirement® Funds, as well as in other affiliated or unaffiliated funds. The PIMCO Global Multi-Asset Fund may also invest directly in Fixed Income Instruments.

The PIMCO RealRetirement® Funds may invest in any funds of the Trust, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and other PIMCO RealRetirement® Funds, as well as in other affiliated or unaffiliated funds. The PIMCO RealRetirement® Funds may also invest directly in Fixed Income Instruments.

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in other investment companies. Each of the PIMCO All Asset and PIMCO All Asset All Authority Fund's investments in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The PIMCO Global Multi-Asset Fund, PIMCO RealRetirement® 2010 Fund, PIMCO RealRetirement® 2020 Fund, PIMCO RealRetirement® 2030 Fund, PIMCO RealRetirement® 2040 Fund and PIMCO RealRetirement® 2050 Fund may invest in Underlying PIMCO Funds, and to the extent permitted by the 1940 Act or exemptive relief therefrom, other affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, such as open-end or closed-end management investment companies, exchange-traded funds and exchange traded vehicles. Each of the PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund and PIMCO RealRetirement® 2035 Fund may invest up to 10% of its total assets in unaffiliated investment companies and each Fund may invest up to 5% of its total assets per unaffiliated investment company.

Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The limitation described in the foregoing sentence shall not apply to the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund or PIMCO Global Multi-Asset Fund's investment in their respective Subsidiaries. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio ("PAPS Short-Term Floating NAV Portfolio"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Small-Cap and Mid-Cap Companies

Certain Funds may invest in small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund's investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. Each Fund making a short sale (other than a "short sale against the box") must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Funds may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. In addition to indirectly bearing the expenses associated with portfolio turnover of the Acquired Funds, the PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds will directly bear these expenses to the extent that they invest in other securities and instruments. Please see "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of each of the PIMCO All Asset All Authority, PIMCO CommoditiesPLUS™ Short Strategy Fund, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO Fundamental Index PLUS™ TR, PIMCO Fundamental Advantage Total Return Strategy, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO RealEstateRealReturn Strategy, PIMCO Real Income™ 2019, PIMCO Real Income™ 2029, PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® TR Short Strategy and PIMCO Tax Managed Real Return Fund Funds is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Descriptions of the Underlying PIMCO Funds

Because the PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in some or all Underlying PIMCO Funds and the PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds may invest their assets in some or all of the Underlying PIMCO Funds as discussed above, and not all of the Underlying PIMCO Funds are offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying PIMCO Funds. At the discretion of PIMCO and without shareholder approval, the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, and PIMCO RealRetirement® Funds may invest in additional PIMCO Funds created in the future. For a complete description of an Underlying PIMCO Fund, please see that Fund's Institutional Class or Class M prospectus, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short Duration	PIMCO Money Market	Money market instruments	less than equal 60 days dollar-weighted average maturity	Min 97% of total assets Prime 1; less than equal 3% of total assets Prime 2	0%
	PIMCO Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	less than equal 1 year	Caa to Aaa; max 10% of total assets below B	No Limitation
	PIMCO Short-Term	Money market instruments and short maturity fixed income instruments	less than equal 1 year	B to Aaa; max 10% of total assets below Baa	0-10% of total assets
	PIMCO Low Duration	Short maturity fixed income instruments	1-3 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1-3 years	A to Aaa	0%
	PIMCO Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1-3 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
Intermediate Duration	PIMCO Moderate Duration	Short and intermediate maturity fixed income securities	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1-7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	PIMCO High Yield	Higher yielding fixed income securities	+/-2 years of its benchmark	Min 80% of assets below Baa; max 20% of total assets Caa or below	0-20% of total assets
	PIMCO High Yield Spectrum	High yielding fixed income securities	+/-1 year of its benchmark	No Limitation	No Limitation
	PIMCO Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1-7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	PIMCO Senior Floating Rate	Portfolio of senior secured loans, senior corporate debt and other senior Fixed Income Instruments	+/-1 year of its benchmark	Max 5% of total assets below Caa	0-20% of total asset
	PIMCO Total Return	Intermediate maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Total Return II	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/-2 years of its benchmark	Baa to Aaa	0%
	PIMCO Total Return III	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Total Return IV	Diversified portfolio of Fixed Income Instruments of varying maturities	+/-1.5 years of its benchmark	Baa to Aaa	0-15% of total assets
	PIMCO Investment Grade Corporate Bond	Corporate fixed income securities	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
Long Duration	PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Extended Duration	Long-term maturity fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	greater than equal 8 years	A to Aaa	0%
	PIMCO Long-Term Credit	Long-term maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0-30% of total assets
Income	PIMCO Income	Broad range of fixed income instruments	2-8 years	Caa to Aaa; max 50% of total assets below Baa	No Limitation
Real Return Strategy	PIMCO Real Return	Inflation-indexed fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Real Return Asset	Inflation-indexed fixed income securities	+/-4 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0-30% of total assets
	PIMCO CommodityRealReturn Strategy®	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	less than equal 10 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO RealEstateRealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	less than equal 10 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Tax Managed Real Return	Investment grade municipal bonds (including pre-refunded municipal bonds) and inflation-indexed securities	less than equal 8 years for the fixed income portion of the Fund	Baa to Aaa	less than equal 5% of total assets
Tax Exempt	PIMCO California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	less than equal 3 years	Caa to Aaa; max 10% of total assets below Baa	0%
	PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	less than equal 3 years	Baa to Aaa	0%
	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3-7 years	B to Aaa; max 10% of total assets below Baa	0%
	PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3-10 years	Ba to Aaa; max 10% of total assets below Baa	0%
	PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3-12 years	B to Aaa; max 10% of total assets below Baa	0%
	PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4-11 years	No Limitation	0%
International	PIMCO Emerging Markets Bond	Emerging market fixed income instruments	less than equal 8 years	Max 15% of total assets below B	greater than equal 80%(3) of assets
	PIMCO Emerging Markets Currency	Currencies or fixed income instruments denominated in currencies of non-U.S. countries	less than equal 8 years	Max 15% of total assets below B	greater than equal 80%(3) of assets
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	greater than equal 80%(3) of assets
	PIMCO Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	greater than equal 80%(3) of assets
	PIMCO Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	less than equal 8 years	Max 15% of total assets below B	No Limitation
	PIMCO Global Bond (U.S. Dollar- Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-20% of total assets
	PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	No Limitation
	PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3-8 years	Max 10% below B	No Limitation
	PIMCO Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/-2 years of its benchmark	Max 15% of total assets below B	greater than equal 80%(3) of assets
	PIMCO Emerging Markets Corporate Bond	Diversified portfolio of fixed income instruments economically tied to emerging market countries	less than equal 10 years	Max 20% of total assets below Ba	No Limitation
	PIMCO EqS Emerging Markets	Diversified portfolio of investments economically tied to emerging market countries	N/A	N/A	No Limitation
Convertible	PIMCO Convertible	Convertible securities	N/A	Max 20% of total assets below B	0-30% of total assets
Absolute Return	PIMCO Unconstrained Bond	Broad range of fixed income instruments	(-3) to 8 years	Max 40% of total assets below Baa	No Limitation
	PIMCO Unconstrained Tax Managed Bond	Broad range of fixed income instruments	(-3) to 10 years	Max 40% of total assets below Baa	0-50% of total assets
Domestic Equity-Related	PIMCO Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI® 1000 Index hedged by short exposure to the S&P 500 Index, backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	No Limitiation
	PIMCO Fundamental IndexPLUS® TR	Enhanced RAFI® 1000 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Small Cap StocksPLUS® TR	Russell 2000® Index derivatives backed by a diversified portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO StocksPLUS® Long Duration	S&P 500 Index derivatives backed by a portfolio of actively managed long-term fixed income instruments	+/-2 years of Barclays Capital Long- Term Government/Credit Index(4)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO StocksPLUS® Total Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO StocksPLUS®	S&P 500 Index derivatives backed by a portfolio of short- term fixed income instruments	less than equal 1 year	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO StocksPLUS® TR Short Strategy	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
International Equity-Related	PIMCO EM Fundamental IndexPLUS® TR Strategy	Enhanced RAFI® Emerging Markets Fundamental Index® derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	No Limitiation
	PIMCO International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30%(5) of total assets
	PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments.	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30%(5) of total assets
	PIMCO EqS Pathfinder™	Equity securities of issuers that PIMCO believes are undervalued	N/A	N/A	No Limitiation
U.S. Government Securities	PIMCO Government Money Market	U.S. government securities	less than equal 60 days dollar-weighted average maturity	Min 97% of total assets Prime 1; less than equal 3% of total assets Prime 2	0%
Treasury	PIMCO Treasury Money Market	U.S. treasury securities	less than equal 60 days dollar-weighted average maturity	Min 97% of total assets Prime 1; less than equal 3% of total assets Prime 2	0%
Commodity-Related	PIMCO CommoditiesPLUS™ Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility	less than equal 1 year	Baa to Aaa; max 10% of total assets below A	0-10%
	PIMCO CommoditiesPLUS™ Short Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio	less than equal 1 year	Baa to Aaa; max 10% of total assets below A	0-10%
(1)	As rated by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.
(2)

Each Underlying PIMCO Fund (except the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income, PIMCO Total Return II and PIMCO Treasury Money Market Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)	The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.
(5)	Limitation with respect to the Underlying PIMCO Fund's fixed income investments. The Underlying PIMCO Fund may invest without limit in equity securities denominated in non- U.S. currencies.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, Class P, Administrative Class and Class D shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or class commenced operations. Certain information reflects financial results for a single Fund share. Because the PIMCO RealRetirement® 2015 Funds, PIMCO Real Retirement® 2025 Fund and PIMCO Real Retirement® 2035 Fund had not commenced operations during the periods shown, financial performance information is not provided for the Funds. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's Website at www.pimco.com/investments. Note: All footnotes to the financial highlights table appear at the end of the tables.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO All Asset Fund
Institutional Class
03/31/2011	$11.69	$0.99	$0.64	$1.63	$(0.94)	$0.00	$0.00	$(0.94)	$12.38	14.35%	$16,140,734	0.165%		0.225%		0.165%		0.225%		8.15%		77	%**
03/31/2010	9.75	0.94	1.90	2.84	(0.90)	0.00	0.00	(0.90)	11.69	29.57	11,900,977	0.245		0.225		0.245		0.225		8.23		78
03/31/2009	12.61	0.64	(2.85)	(2.21)	(0.65)	0.00	0.00	(0.65)	9.75	(17.90)	9,006,687	0.205		0.225		0.205		0.225		5.70		89
03/31/2008	12.80	0.99	(0.18)	0.81	(1.00)	0.00	0.00	(1.00)	12.61	6.51	11,355,872	0.205		0.225		0.205		0.225		7.65		96
03/31/2007	12.61	0.80	0.19	0.99	(0.76)	(0.04)	0.00	(0.80)	12.80	8.04	8,947,098	0.235	(b)	0.235	(b)	0.235	(b)	0.235	(b)	6.30		86
Class P
03/31/2011	11.70	1.05	0.56	1.61	(0.93)	0.00	0.00	(0.93)	12.38	14.15	605,583	0.265		0.325		0.265		0.325		8.57		77	**
03/31/2010	9.76	1.06	1.77	2.83	(0.89)	0.00	0.00	(0.89)	11.70	29.45	241,450	0.345		0.325		0.345		0.325		9.17		78
04/30/2008 - 03/31/2009	12.73	0.67	(3.00)	(2.33)	(0.64)	0.00	0.00	(0.64)	9.76	(18.62)	7,770	0.305	*	0.325	*	0.305	*	0.325	*	7.64	*	89
Administrative Class
03/31/2011	11.68	1.01	0.58	1.59	(0.91)	0.00	0.00	(0.91)	12.36	14.02	269,338	0.415		0.475		0.415		0.475		8.29		77	**
03/31/2010	9.74	0.95	1.87	2.82	(0.88)	0.00	0.00	(0.88)	11.68	29.32	163,748	0.495		0.475		0.495		0.475		8.31		78
03/31/2009	12.59	0.58	(2.81)	(2.23)	(0.62)	0.00	0.00	(0.62)	9.74	(18.07)	100,063	0.455		0.475		0.455		0.475		5.10		89
03/31/2008	12.78	0.91	(0.13)	0.78	(0.97)	0.00	0.00	(0.97)	12.59	6.25	161,144	0.455		0.475		0.455		0.475		7.04		96
03/31/2007	12.60	0.82	0.13	0.95	(0.73)	(0.04)	0.00	(0.77)	12.78	7.73	184,943	0.485	(b)	0.485	(b)	0.485	(b)	0.485	(b)	6.48		86
Class D
03/31/2011	11.64	1.01	0.56	1.57	(0.90)	0.00	0.00	(0.90)	12.31	13.84	673,857	0.565		0.625		0.565		0.625		8.28		77	**
03/31/2010	9.71	0.94	1.85	2.79	(0.86)	0.00	0.00	(0.86)	11.64	29.13	331,333	0.645		0.625		0.645		0.625		8.25		78
03/31/2009	12.56	0.55	(2.81)	(2.26)	(0.59)	0.00	0.00	(0.59)	9.71	(18.31)	191,631	0.705	(c)	0.725	(c)	0.705	(c)	0.725	(c)	4.92		89
03/31/2008	12.75	0.88	(0.14)	0.74	(0.93)	0.00	0.00	(0.93)	12.56	5.92	328,258	0.805		0.825		0.805		0.825		6.87		96
03/31/2007	12.57	0.69	0.21	0.90	(0.68)	(0.04)	0.00	(0.72)	12.75	7.33	330,304	0.835	(b)	0.835	(b)	0.835	(b)	0.835	(b)	5.50		86

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.025% to 0.175%.
(c)	Effective October 1, 2008, the Fund's supervisory and administrative fee was reduced by 0.20% to 0.20%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
PIMCO All Asset All Authority Fund
Institutional Class
03/31/2011	$10.37	$0.87	$0.31	$1.18	$(0.72)	$(0.03)	$0.00	$(0.75)	$10.80	11.65%	$4,370,025	0.56	%(b)	0.56	%(b)	0.25%		0.25%		8.01%		68	%**
03/31/2010	9.06	0.97	1.17	2.14	(0.83)	0.00	0.00	(0.83)	10.37	23.98	1,742,748	0.44	(b)	0.44	(b)	0.25		0.25		9.34		45
03/31/2009	10.99	0.58	(1.86)	(1.28)	(0.53)	(0.12)	0.00	(0.65)	9.06	(11.73)	635,426	0.55	(b)	0.55	(b)	0.25		0.25		5.96		117
03/31/2008	10.69	0.79	0.34	1.13	(0.83)	0.00	0.00	(0.83)	10.99	10.99	394,381	1.91	(b)	1.91	(b)	0.25		0.25		7.25		116
03/31/2007	10.62	0.62	0.09	0.71	(0.62)	(0.02)	0.00	(0.64)	10.69	6.87	298,604	1.80	(b)(c)	1.80	(b)(c)	0.27	(c)	0.27	(c)	5.79		128
Class P
03/31/2011	10.37	0.85	0.31	1.16	(0.71)	(0.03)	0.00	(0.74)	10.79	11.46	1,651,590	0.66	(b)	0.66	(b)	0.35		0.35		7.82		68	**
03/31/2010	9.06	1.09	1.05	2.14	(0.83)	0.00	0.00	(0.83)	10.37	23.91	530,846	0.54	(b)	0.54	(b)	0.35		0.35		10.42		45
07/10/2008 - 03/31/2009	11.01	0.98	(2.36)	(1.38)	(0.45)	(0.12)	0.00	(0.57)	9.06	(12.59)	250	0.58	*(b)	0.58	*(b)	0.35	*	0.35	*	14.98	*	117
Class D
03/31/2011	10.30	0.79	0.33	1.12	(0.68)	(0.03)	0.00	(0.71)	10.71	11.13	646,732	0.96	(b)	0.96	(b)	0.65		0.65		7.34		68	**
03/31/2010	9.02	1.00	1.08	2.08	(0.80)	0.00	0.00	(0.80)	10.30	23.38	292,246	0.84	(b)	0.84	(b)	0.65		0.65		9.63		45
03/31/2009	10.94	0.38	(1.69)	(1.31)	(0.49)	(0.12)	0.00	(0.61)	9.02	(12.07)	57,816	1.05	(b)(d)	1.05	(b)(d)	0.75	(d)	0.75	(d)	3.87		117
03/31/2008	10.66	0.69	0.36	1.05	(0.77)	0.00	0.00	(0.77)	10.94	10.26	36,373	2.41	(b)	2.41	(b)	0.85		0.85		6.35		116
03/31/2007	10.59	0.54	0.11	0.65	(0.56)	(0.02)	0.00	(0.58)	10.66	6.27	14,482	2.41	(b)(c)	2.41	(b)(c)	0.87	(c)	0.87	(c)	5.12		128
PIMCO CommoditiesPLUS™ Short Strategy Fund
Institutional Class
08/17/2010 - 03/31/2011	$10.00	$(0.01)	$(2.20)	$(2.21)	$0.00	$0.00	$0.00	$0.00	$7.79	(22.10)%	$3,399	0.79	%*	1.36	%*	0.79	%*	1.36	%*	(0.20	)%*	94	%**
Class P
08/17/2010 - 03/31/2011	10.00	(0.01)	(2.20)	(2.21)	0.00	0.00	0.00	0.00	7.79	(22.10)	8	0.89	*	1.66	*	0.89	*	1.66	*	(0.11	)*	94	**
Class D
08/17/2010 - 03/31/2011	10.00	0.21	(2.43)	(2.22)	0.00	0.00	0.00	0.00	7.78	(22.20)	1,284	1.29	*	10.39	*	1.29	*	10.39	*	4.26	*	94	**
PIMCO CommoditiesPLUS™ Strategy Fund
Institutional Class
05/28/2010 - 03/31/2011	$10.00	$0.04	$4.58	$4.62	$(0.03)	$(0.04)	$0.00	$(0.07)	$14.55	46.24%	$2,144,665	0.74	%*	0.86	%*	0.74	%*	0.86	%*	0.35	%*	82	%**
Class P
05/28/2010 - 03/31/2011	10.00	0.03	4.57	4.60	(0.03)	(0.04)	0.00	(0.07)	14.53	46.01	3,389	0.84	*	0.96	*	0.84	*	0.96	*	0.27	*	82	**
Class D
05/28/2010 - 03/31/2011	10.00	(0.01)	4.57	4.56	(0.02)	(0.04)	0.00	(0.06)	14.50	45.63	34,671	1.24	*	1.36	*	1.24	*	1.36	*	(0.12	)*	82	**
PIMCO CommodityRealReturn Strategy Fund®
Institutional Class
03/31/2011	$7.82	$0.14	$2.62	$2.76	$(0.89)	$0.00	$0.00	$(0.89)	$9.69	37.43%	$19,050,186	0.76%		0.89%		0.74%		0.87%		1.61%		198	%**
03/31/2010	6.26	0.26	2.02	2.28	(0.62)	(0.10)	0.00	(0.72)	7.82	36.58	11,302,566	0.79		0.89		0.74		0.84		3.31		397
03/31/2009	18.32	0.34	(9.60)	(9.26)	(0.71)	(2.09)	0.00	(2.80)	6.26	(50.88)	4,443,754	1.12		1.21		0.74		0.83		2.83		979
03/31/2008	14.60	0.72	4.06	4.78	(1.06)	0.00	0.00	(1.06)	18.32	34.08	7,532,238	0.75		0.79		0.74		0.78		4.59		697
03/31/2007	14.03	0.42	0.73	1.15	(0.58)	0.00	0.00	(0.58)	14.60	8.46	6,740,635	0.74		0.75		0.74		0.75		2.91		603
Class P
03/31/2011	7.82	0.13	2.61	2.74	(0.88)	0.00	0.00	(0.88)	9.68	37.20	1,694,106	0.86		0.99		0.84		0.97		1.52		198	**
03/31/2010	6.27	0.25	2.01	2.26	(0.61)	(0.10)	0.00	(0.71)	7.82	36.32	694,385	0.87		0.97		0.84		0.94		3.17		397
04/30/2008 - 03/31/2009	18.65	0.16	(9.73)	(9.57)	(0.72)	(2.09)	0.00	(2.81)	6.27	(51.66)	17,049	1.45	*	1.54	*	0.84	*	0.93	*	2.30	*	979
Administrative Class
03/31/2011	7.75	0.12	2.58	2.70	(0.87)	0.00	0.00	(0.87)	9.58	36.94	1,253,863	1.01		1.14		0.99		1.12		1.45		198	**
03/31/2010	6.21	0.24	2.00	2.24	(0.60)	(0.10)	0.00	(0.70)	7.75	36.27	1,159,140	1.04		1.14		0.99		1.09		3.08		397
03/31/2009	18.21	0.31	(9.54)	(9.23)	(0.68)	(2.09)	0.00	(2.77)	6.21	(50.97)	564,524	1.40		1.49		0.99		1.08		2.55		979
03/31/2008	14.52	0.67	4.05	4.72	(1.03)	0.00	0.00	(1.03)	18.21	33.76	1,172,140	1.00		1.04		0.99		1.03		4.25		697
03/31/2007	13.96	0.41	0.70	1.11	(0.55)	0.00	0.00	(0.55)	14.52	8.17	816,554	0.99		1.00		0.99		1.00		2.84		603
Class D
03/31/2011	7.74	0.09	2.58	2.67	(0.85)	0.00	0.00	(0.85)	9.56	36.55	1,334,588	1.26		1.39		1.24		1.37		1.12		198	**
03/31/2010	6.20	0.22	2.00	2.22	(0.58)	(0.10)	0.00	(0.68)	7.74	36.01	827,575	1.29		1.39		1.24		1.34		2.91		397
03/31/2009	18.19	0.34	(9.59)	(9.25)	(0.65)	(2.09)	0.00	(2.74)	6.20	(51.12)	426,678	1.59		1.68		1.24		1.33		2.57		979
03/31/2008	14.51	0.63	4.04	4.67	(0.99)	0.00	0.00	(0.99)	18.19	33.40	1,332,737	1.25		1.29		1.24		1.28		4.03		697
03/31/2007	13.94	0.35	0.73	1.08	(0.51)	0.00	0.00	(0.51)	14.51	7.93	1,035,496	1.24		1.25		1.24		1.25		2.44		603

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Ratio of expenses to average net assets includes line of credit expense.
(c)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.05% to 0.20%.
(d)	Effective October 1, 2008, the Fund's supervisory and administrative fee was reduced by 0.20% to 0.20%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund
Institutional Class
03/31/2011	$11.10	$0.13	$2.52	$2.65	$(2.22)	$(0.29)	$0.00	$(2.51)	$11.24	24.97%	$2,399,802	1.25%		1.25%		1.25%		1.25%		1.13%		517	%**
03/31/2010	10.34	0.28	9.91	10.19	(9.03)	(0.40)	0.00	(9.43)	11.10	104.46	368,540	1.26		1.26		1.25		1.25		1.99		589
11/26/2008 - 03/31/2009	10.00	0.07	1.03	1.10	(0.76)	0.00	0.00	(0.76)	10.34	10.94	178,966	1.25	*	1.25	*	1.25	*	1.25	*	2.06	*	244
Class P
01/07/2011 - 03/31/2011	10.85	0.03	0.36	0.39	0.00	0.00	0.00	0.00	11.24	3.59	30	1.35	*	1.35	*	1.35	*	1.35	*	1.36	*	517	**
PIMCO Fundamental Advantage Total Return Strategy Fund
Institutional Class
03/31/2011	$4.62	$0.07	$0.28	$0.35	$(0.56)	$0.00	$0.00	$(0.56)	$4.41	7.74%	$4,645,834	0.89%		0.89%		0.89%		0.89%		1.40%		512	%**
03/31/2010	4.38	0.07	1.07	1.14	(0.73)	(0.17)	0.00	(0.90)	4.62	26.73	3,321,122	0.90		0.90		0.89		0.89		1.50		301
03/31/2009	10.00	0.37	(0.86)	(0.49)	(0.02)	(5.11)	0.00	(5.13)	4.38	(3.56)	220,383	1.48		1.48		0.89		0.89		4.50		621
02/29/2008 - 03/31/2008	10.00	0.01	(0.01)	0.00	0.00	0.00	0.00	0.00	10.00	0.00	361,600	0.89	*	1.05	*	0.89	*	1.05	*	0.72	*	151
Class P
06/30/2010 - 03/31/2011	4.71	0.05	0.13	0.18	(0.49)	0.00	0.00	(0.49)	4.40	4.04	16,685	0.99	*	0.99	*	0.99	*	0.99	*	1.48	*	512	**
Class D
03/31/2011	4.56	0.05	0.27	0.32	(0.54)	0.00	0.00	(0.54)	4.34	7.19	76,463	1.29		1.29		1.29		1.29		1.02		512	**
03/31/2010	4.35	0.04	1.07	1.11	(0.73)	(0.17)	0.00	(0.90)	4.56	26.10	27,219	1.30		1.30		1.29		1.29		0.85		301
07/31/2008 - 03/31/2009	9.81	0.23	(0.57)	(0.34)	(0.01)	(5.11)	0.00	(5.12)	4.35	(2.02)	99	2.75	*	2.75	*	1.29	*	1.29	*	7.08	*	621

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Fundamental IndexPLUS® TR Fund
Institutional Class
03/31/2011	$6.07	$0.15	$1.16	$1.31	$(1.44)	$0.00	$0.00	$(1.44)	$5.94	25.43%	$210,946	0.80%		0.80%		0.79%		0.79%		2.55%		453	%**
03/31/2010	4.82	0.40	4.41	4.81	(3.56)	0.00	0.00	(3.56)	6.07	107.06	206,500	0.97		0.97		0.79		0.79		5.94		786
03/31/2009	9.42	0.37	(4.84)	(4.47)	0.00	(0.08)	(0.05)	(0.13)	4.82	(47.60)	525,176	1.60		1.60		0.79		0.79		5.54		564
03/31/2008	10.46	0.51	(0.84)	(0.33)	(0.18)	0.00	(0.53)	(0.71)	9.42	(3.72)	508,453	1.28		1.28		0.79		0.79		4.88		279
03/31/2007	10.29	0.45	1.10	1.55	(1.38)	0.00	0.00	(1.38)	10.46	15.57	564,994	0.74		0.74		0.74		0.74		4.29		464
Class P
03/31/2011	6.07	0.14	1.15	1.29	(1.43)	0.00	0.00	(1.43)	5.93	25.17	6,672	0.90		0.90		0.89		0.89		2.40		453	**
03/31/2010	4.82	0.38	4.42	4.80	(3.55)	0.00	0.00	(3.55)	6.07	106.76	1,087	0.99		0.99		0.89		0.89		5.22		786
04/30/2008 - 03/31/2009	9.93	0.36	(5.34)	(4.98)	0.00	(0.08)	(0.05)	(0.13)	4.82	(50.31)	5	1.73	*	1.73	*	0.89	*	0.89	*	5.61	*	564
Administrative Class
03/31/2011	6.03	0.13	1.14	1.27	(1.42)	0.00	0.00	(1.42)	5.88	24.89	59	1.05		1.05		1.04		1.04		2.26		453	**
03/31/2010	4.81	0.36	4.41	4.77	(3.55)	0.00	0.00	(3.55)	6.03	106.50	13	1.17		1.17		1.04		1.04		5.25		786
03/31/2009	9.41	0.39	(4.87)	(4.48)	0.00	(0.08)	(0.04)	(0.12)	4.81	(47.72)	6	1.91		1.91		1.04		1.04		5.36		564
03/31/2008	10.45	0.49	(0.84)	(0.35)	(0.16)	0.00	(0.53)	(0.69)	9.41	(3.90)	12	1.54		1.54		1.04		1.04		4.62		279
03/31/2007	10.29	0.42	1.10	1.52	(1.36)	0.00	0.00	(1.36)	10.45	15.23	12	0.99		0.99		0.99		0.99		4.01		464
Class D
03/31/2011	5.97	0.12	1.14	1.26	(1.42)	0.00	0.00	(1.42)	5.81	24.99	81,839	1.20		1.20		1.19		1.19		2.15		453	**
03/31/2010	4.79	0.34	4.39	4.73	(3.55)	0.00	0.00	(3.55)	5.97	105.95	4,725	1.32		1.32		1.19		1.19		5.02		786
03/31/2009	9.38	0.38	(4.85)	(4.47)	0.00	(0.08)	(0.04)	(0.12)	4.79	(47.80)	1,712	2.07		2.07		1.19		1.19		5.19		564
03/31/2008	10.42	0.47	(0.83)	(0.36)	(0.16)	0.00	(0.52)	(0.68)	9.38	(4.02)	10,220	1.70		1.70		1.19		1.19		4.48		279
03/31/2007	10.28	0.42	1.08	1.50	(1.36)	0.00	0.00	(1.36)	10.42	15.03	10,834	1.14		1.14		1.14		1.14		3.98		464
PIMCO Global Multi-Asset Fund
Institutional Class
03/31/2011	$11.20	$0.48	$1.08	$1.56	$(0.50)	$(0.22)	$0.00	$(0.72)	$12.04	14.34%	$1,750,218	0.54%		0.97%		0.54%		0.97%		4.20%		71	%**
03/31/2010	9.31	0.29	2.23	2.52	(0.49)	(0.14)	0.00	(0.63)	11.20	27.20	951,110	0.69		0.95		0.69		0.95		2.60		217
10/29/2008 - 03/31/2009	10.00	0.41	(0.78)	(0.37)	(0.32)	0.00	0.00	(0.32)	9.31	(3.78)	191,340	0.52	*	1.10	*	0.52	*	1.10	*	10.40	*	83
Class P
03/31/2011	11.19	0.51	1.04	1.55	(0.49)	(0.22)	0.00	(0.71)	12.03	14.26	504,342	0.64		1.07		0.64		1.07		4.39		71	**
03/31/2010	9.31	0.31	2.20	2.51	(0.49)	(0.14)	0.00	(0.63)	11.19	27.06	164,760	0.78		1.05		0.78		1.05		2.77		217
10/29/2008 - 03/31/2009	10.00	0.46	(0.83)	(0.37)	(0.32)	0.00	0.00	(0.32)	9.31	(3.80)	10	0.62	*	1.15	*	0.62	*	1.15	*	11.59	*	83
Class D
03/31/2011	11.15	0.41	1.08	1.49	(0.44)	(0.22)	0.00	(0.66)	11.98	13.71	222,235	1.14		1.57		1.14		1.57		3.54		71	**
03/31/2010	9.30	0.22	2.23	2.45	(0.46)	(0.14)	0.00	(0.60)	11.15	26.39	121,844	1.29		1.55		1.29		1.55		2.02		217
10/29/2008 - 03/31/2009	10.00	0.15	(0.53)	(0.38)	(0.32)	0.00	0.00	(0.32)	9.30	(3.92)	17,099	1.12	*	1.82	*	1.12	*	1.82	*	3.89	*	83

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)
Institutional Class
03/31/2011	$6.40	$0.12	$0.84	$0.96	$(0.65)	$(0.07)	$0.00	$(0.72)	$6.64	15.90%	$395,385	0.65%		0.65%		0.64%		0.64%		1.78%		427	%**
03/31/2010	4.60	0.20	3.60	3.80	(2.00)	0.00	0.00	(2.00)	6.40	84.13	68,672	0.65		0.65		0.64		0.64		3.04		493
03/31/2009	9.55	0.36	(5.13)	(4.77)	0.00	(0.06)	(0.12)	(0.18)	4.60	(50.26)	37,609	1.68		1.68		0.64		0.64		5.12		456
03/31/2008	10.21	0.49	(0.31)	0.18	(0.39)	0.00	(0.45)	(0.84)	9.55	1.35	72,625	1.30	(c)	1.30	(c)	0.66	(c)	0.66	(c)	4.75		384
11/30/2006 - 03/31/2007	10.00	0.15	0.48	0.63	(0.42)	0.00	0.00	(0.42)	10.21	6.41	57,155	0.69	*	1.04	*	0.69	*	1.04	*	4.63	*	197
Class P
03/31/2011	6.40	0.11	0.86	0.97	(0.63)	(0.07)	0.00	(0.70)	6.67	16.04	113	0.75		0.75		0.74		0.74		1.80		427	**
03/31/2010	4.60	0.20	3.59	3.79	(1.99)	0.00	0.00	(1.99)	6.40	83.88	15	0.75		0.75		0.74		0.74		2.82		493
04/30/2008 - 03/31/2009	10.14	0.32	(5.68)	(5.36)	0.00	(0.06)	(0.12)	(0.18)	4.60	(53.16)	5	1.73	*	1.73	*	0.74	*	0.74	*	5.07	*	456
Administrative Class
03/31/2011	6.37	0.10	0.85	0.95	(0.64)	(0.07)	0.00	(0.71)	6.61	15.75	11	0.90		0.90		0.89		0.89		1.60		427	**
03/31/2010	4.59	0.19	3.58	3.77	(1.99)	0.00	0.00	(1.99)	6.37	83.60	10	0.90		0.90		0.89		0.89		2.80		493
03/31/2009	9.54	0.34	(5.12)	(4.78)	0.00	(0.06)	(0.11)	(0.17)	4.59	(50.37)	5	1.94		1.94		0.89		0.89		4.86		456
03/31/2008	10.21	0.47	(0.32)	0.15	(0.37)	0.00	(0.45)	(0.82)	9.54	1.06	11	1.53	(c)	1.53	(c)	0.91	(c)	0.91	(c)	4.52		384
11/30/2006 - 03/31/2007	10.00	0.14	0.48	0.62	(0.41)	0.00	0.00	(0.41)	10.21	6.33	11	0.94	*	1.29	*	0.94	*	1.29	*	4.38	*	197
Class D
03/31/2011	6.32	0.09	0.85	0.94	(0.62)	(0.07)	0.00	(0.69)	6.57	15.58	3,294	1.05		1.05		1.04		1.04		1.40		427	**
03/31/2010	4.57	0.17	3.57	3.74	(1.99)	0.00	0.00	(1.99)	6.32	83.30	3,235	1.05		1.05		1.04		1.04		2.49		493
03/31/2009	9.49	0.36	(5.12)	(4.76)	0.00	(0.06)	(0.10)	(0.16)	4.57	(50.39)	497	2.08		2.08		1.04		1.04		4.78		456
03/31/2008	10.20	0.45	(0.35)	0.10	(0.36)	0.00	(0.45)	(0.81)	9.49	0.54	633	1.56	(c)	1.56	(c)	1.06	(c)	1.06	(c)	4.33		384
11/30/2006 - 03/31/2007	10.00	0.14	0.48	0.62	(0.42)	0.00	0.00	(0.42)	10.20	6.30	537	1.09	*	2.66	*	1.09	*	2.66	*	4.33	*	197
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2011	$9.32	$0.27	$0.45	$0.72	$(2.63)	$0.00	$0.00	$(2.63)	$7.41	8.75%	$125,963	0.76%		0.76%		0.75%		0.75%		3.10%		1,051	%**
03/31/2010	6.46	0.54	4.29	4.83	(1.69)	(0.28)	0.00	(1.97)	9.32	76.88	162,453	0.95		0.95		0.75		0.75		6.16		1,196
03/31/2009	10.31	0.54	(4.38)	(3.84)	(0.01)	0.00	0.00	(0.01)	6.46	(37.30)	217,610	2.45		2.45		0.75		0.75		6.64		1,001
03/31/2008	12.26	0.58	(2.15)	(1.57)	(0.32)	(0.06)	0.00	(0.38)	10.31	(13.31)	219,680	1.50	(d)	1.50	(d)	0.78	(d)	0.78	(d)	4.75		908
03/31/2007	12.40	0.52	1.19	1.71	(1.85)	0.00	0.00	(1.85)	12.26	14.67	543,706	0.83	(b)	0.83	(b)	0.82	(b)	0.82	(b)	4.25		696
Class D
03/31/2011	9.16	0.24	0.43	0.67	(2.59)	0.00	0.00	(2.59)	7.24	8.31	34,149	1.16		1.16		1.15		1.15		2.79		1,051	**
03/31/2010	6.38	0.38	4.35	4.73	(1.67)	(0.28)	0.00	(1.95)	9.16	76.21	47,459	1.20		1.20		1.15		1.15		4.04		1,196
03/31/2009	10.22	0.54	(4.38)	(3.84)	0.00	0.00	0.00	0.00	6.38	(37.57)	3,580	2.97		2.97		1.15		1.15		6.22		1,001
03/31/2008	12.16	0.53	(2.13)	(1.60)	(0.28)	(0.06)	0.00	(0.34)	10.22	(13.57)	9,389	2.00	(d)	2.00	(d)	1.18	(d)	1.18	(d)	4.39		908
03/31/2007	12.33	0.46	1.17	1.63	(1.80)	0.00	0.00	(1.80)	12.16	14.06	5,671	1.23	(b)	1.23	(b)	1.22	(b)	1.22	(b)	3.83		696
PIMCO Real IncomeTM 2019 Fund
Institutional Class
03/31/2011	$9.71	$0.15	$0.45	$0.60	$(0.26)	$0.00	$(0.78)	$(1.04)	$9.27	6.48%	$6,280	0.39%		0.48%		0.39%		0.48%		1.62%		193%
10/30/2009 - 3/31/2010	10.00	0.05	0.09	0.14	(0.12)	0.00	(0.31)	(0.43)	9.71	1.41	3,491	0.39	*	1.89	*	0.39	*	1.89	*	1.20	*	445
Class P
03/31/2011	9.71	0.19	0.41	0.60	(0.26)	0.00	(0.78)	(1.04)	9.27	6.42	871	0.49		0.57		0.49		0.57		2.02		193
10/30/2009 - 3/31/2010	10.00	0.07	0.07	0.14	(0.12)	0.00	(0.31)	(0.43)	9.71	1.39	35	0.49	*	4.36	*	0.49	*	4.36	*	1.69	*	445
Class D
03/31/2011	9.70	0.15	0.42	0.57	(0.24)	0.00	(0.78)	(1.02)	9.25	6.15	972	0.79		0.87		0.79		0.87		1.57		193
10/30/2009 - 3/31/2010	10.00	0.03	0.09	0.12	(0.11)	0.00	(0.31)	(0.42)	9.70	1.22	100	0.79	*	2.92	*	0.79	*	2.92	*	0.84	*	445
PIMCOReal IncomeTM 2029 Fund
Institutional Class
03/31/2011	$9.87	$0.22	$0.63	$0.85	$(0.39)	$0.00	$(0.18)	$(0.57)	$10.15	8.72%	$4,585	0.39%		0.39%		0.39%		0.39%		2.15%		262%
10/30/2009 - 3/31/2010	10.00	0.08	0.03	0.11	(0.14)	0.00	(0.10)	(0.24)	9.87	1.04	3,849	0.39	*	3.31	*	0.39	*	3.31	*	1.83	*	445
Class P
03/31/2011	9.86	0.33	0.53	0.86	(0.39)	0.00	(0.18)	(0.57)	10.15	8.78	739	0.49		0.49		0.49		0.49		3.25		262
10/30/2009 - 3/31/2010	10.00	0.11	(0.02)	0.09	(0.13)	0.00	(0.10)	(0.23)	9.86	0.92	41	0.49	*	6.82	*	0.49	*	6.82	*	2.70	*	445
Class D
03/31/2011	9.86	0.21	0.61	0.82	(0.37)	0.00	(0.18)	(0.55)	10.13	8.40	771	0.79		0.79		0.79		0.79		2.09		262
10/30/2009 - 3/31/2010	10.00	0.07	0.02	0.09	(0.13)	0.00	(0.10)	(0.23)	9.86	0.85	60	0.79	*	3.43	*	0.79	*	3.43	*	1.71	*	445

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.05% to 0.50%.
(c)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.39%.
(d)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.45%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Real Return Asset Fund
Institutional Class
03/31/2011	$10.98	$0.36	$0.97	$1.33	$(0.33)	$(0.71)	$0.00	$(1.04)	$11.27	12.29%	$2,727,648	0.56%		0.56%		0.55%		0.55%		3.12%		335	%**
03/31/2010	10.26	0.41	0.79	1.20	(0.36)	(0.12)	0.00	(0.48)	10.98	11.83	4,189,326	0.59		0.59		0.55		0.55		3.82		467
03/31/2009	12.05	0.25	(1.12)	(0.87)	(0.29)	(0.63)	0.00	(0.92)	10.26	(6.80)	3,081,472	0.73	(b)	0.73	(b)	0.57	(b)	0.57	(b)	2.32		936
03/31/2008	11.19	0.61	1.05	1.66	(0.60)	(0.20)	0.00	(0.80)	12.05	15.55	2,261,394	0.61		0.61		0.60		0.60		5.44		874
03/31/2007	11.24	0.47	(0.04)	0.43	(0.42)	(0.06)	0.00	(0.48)	11.19	3.90	1,362,843	0.60		0.60		0.60		0.60		4.20		489
Class P
11/19/2010 - 03/31/2011	12.29	0.16	(0.35)	(0.19)	(0.12)	(0.71)	0.00	(0.83)	11.27	(1.40)	944	0.66	*	0.66	*	0.65	*	0.65	*	4.11	*	335	**
PIMCO RealEstateRealReturn Strategy Fund
Institutional Class
03/31/2011	$4.38	$0.09	$1.34	$1.43	$(1.05)	$0.00	$0.00	$(1.05)	$4.76	36.32%	$1,311,829	0.76%		0.76%		0.74%		0.74%		2.02%		344	%**
03/31/2010	2.08	0.19	2.83	3.02	(0.72)	0.00	0.00	(0.72)	4.38	144.95	109,277	0.94		0.94		0.74		0.74		5.74		863
03/31/2009	6.05	0.14	(4.11)	(3.97)	0.00	0.00	0.00	0.00	2.08	(65.62)	154,135	0.88		0.88		0.74		0.74		3.40		1,288
03/31/2008	7.61	0.28	(1.05)	(0.77)	(0.79)	0.00	0.00	(0.79)	6.05	(9.66)	427,882	0.75		0.75		0.74		0.74		4.60		900
03/31/2007	9.19	0.29	1.32	1.61	(3.19)	0.00	0.00	(3.19)	7.61	20.17	96,685	0.74		0.74		0.74		0.74		3.31		538
Class P
03/31/2011	4.37	0.09	1.34	1.43	(1.05)	0.00	0.00	(1.05)	4.75	36.29	13,449	0.86		0.86		0.84		0.84		1.96		344
03/31/2010	2.08	0.14	2.88	3.02	(0.73)	0.00	0.00	(0.73)	4.37	144.53	3,062	0.87		0.87		0.84		0.84		3.25		863
04/30/2008 - 03/31/2009	6.29	0.14	(4.35)	(4.21)	0.00	0.00	0.00	0.00	2.08	(66.93)	3	1.00	*	1.00	*	0.84	*	0.84	*	3.62	*	1,288
Class D
03/31/2011	4.27	0.05	1.33	1.38	(1.04)	0.00	0.00	(1.04)	4.61	35.81	33,225	1.16		1.16		1.14		1.14		1.18		344	**
03/31/2010	2.04	0.15	2.80	2.95	(0.72)	0.00	0.00	(0.72)	4.27	144.23	10,943	1.27		1.27		1.14		1.14		4.23		863
03/31/2009	5.96	0.18	(4.10)	(3.92)	0.00	0.00	0.00	0.00	2.04	(65.77)	5,263	1.27	(c)	1.27	(c)	1.18	(c)	1.18	(c)	3.77		1,288
03/31/2008	7.52	0.33	(1.13)	(0.80)	(0.76)	0.00	0.00	(0.76)	5.96	(10.14)	7,106	1.20		1.20		1.19		1.19		5.08		900
03/31/2007	9.11	0.25	1.30	1.55	(3.14)	0.00	0.00	(3.14)	7.52	19.69	9,471	1.19		1.19		1.19		1.19		2.85		538
PIMCO RealRetirement® 2010 Fund
Institutional Class
03/31/2011	$8.30	$0.56	$0.21	$0.77	$(0.56)	$0.00	$0.00	$(0.56)	$8.51	9.53%	$4,885	0.39%		0.75%		0.39%		0.75%		6.55%		0	%**
03/31/2010	6.78	0.44	1.47	1.91	(0.33)	(0.06)	0.00	(0.39)	8.30	28.20	3,934	0.38		0.75		0.38		0.75		5.48		10
03/31/2009	10.00	0.44	(2.16)	(1.72)	(0.38)	(1.12)	0.00	(1.50)	6.78	(17.26)	2,480	0.23		2.38		0.23		2.38		5.09		186
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	3,000	0.14	*	0.14	*	0.14	*	0.14	*	(0.14)		NA
Administrative Class
03/31/2011	8.30	0.49	0.27	0.76	(0.55)	0.00	0.00	(0.55)	8.51	9.30	22	0.64		1.00		0.64		1.00		5.74		0	**
03/31/2010	6.77	0.39	1.51	1.90	(0.31)	(0.06)	0.00	(0.37)	8.30	28.11	11	0.63		1.00		0.63		1.00		4.89		10
06/30/2008 - 03/31/2009	9.88	0.34	(2.00)	(1.66)	(0.33)	(1.12)	0.00	(1.45)	6.77	(16.74)	8	0.50	*	3.26	*	0.50	*	3.26	*	5.58	*	186
Class D
03/31/2011	8.28	0.57	0.15	0.72	(0.52)	0.00	0.00	(0.52)	8.48	8.89	390	0.99		1.35		0.99		1.35		6.72		0	**
03/31/2010	6.77	0.64	1.22	1.86	(0.29)	(0.06)	0.00	(0.35)	8.28	27.52	273	1.00		1.35		1.00		1.35		7.84		10
03/31/2009	10.00	0.28	(2.06)	(1.78)	(0.33)	(1.12)	0.00	(1.45)	6.77	(17.82)	28	0.87		5.40		0.87		5.40		3.50		186
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	NA
PIMCO RealRetirement® 2020 Fund
Institutional Class
03/31/2011	$8.10	$0.60	$0.17	$0.77	$(0.59)	$0.00	$0.00	$(0.59)	$8.28	9.69%	$4,748	0.40%		0.75%		0.40%		0.75%		7.24%		1	%**
03/31/2010	6.40	0.36	1.64	2.00	(0.30)	0.00	0.00	(0.30)	8.10	31.41	3,350	0.39		0.75		0.39		0.75		4.68		13
03/31/2009	10.00	0.41	(2.57)	(2.16)	(0.36)	(1.08)	0.00	(1.44)	6.40	(21.76)	2,346	0.22		2.51		0.22		2.51		4.92		232
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	3,000	0.14	*	0.14	*	0.14	*	0.14	*	(0.14	)*	NA
Administrative Class
03/31/2011	8.15	0.59	0.17	0.76	(0.49)	0.00	0.00	(0.49)	8.42	9.52	374	0.65		1.00		0.65		1.00		7.05		1	**
03/31/2010	6.40	0.88	1.10	1.98	(0.23)	0.00	0.00	(0.23)	8.15	31.07	26	0.73		1.00		0.73		1.00		10.98		13
06/30/2008 - 03/31/2009	9.92	0.32	(2.44)	(2.12)	(0.32)	(1.08)	0.00	(1.40)	6.40	(21.42)	8	0.47	*	3.46	*	0.47	*	3.46	*	5.42	*	232
Class D
03/31/2011	8.07	0.54	0.18	0.72	(0.54)	0.00	0.00	(0.54)	8.25	9.15	1,847	1.00		1.35		1.00		1.35		6.52		1	**
03/31/2010	6.39	0.49	1.46	1.95	(0.27)	0.00	0.00	(0.27)	8.07	30.61	1,001	1.03		1.35		1.03		1.35		6.28		13
03/31/2009	10.00	0.44	(2.65)	(2.21)	(0.32)	(1.08)	0.00	(1.40)	6.39	(22.24)	114	0.93		7.44		0.93		7.44		6.35		232
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	NA

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.05% to 0.30%.
(c)	Effective October 1, 2008, the Fund's supervisory and administrative fee was reduced by 0.05% to 0.40%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
PIMCO RealRetirement® 2030 Fund
Institutional Class
03/31/2011	$7.76	$0.59	$0.22	$0.81	$(0.64)	$0.00	$0.00	$(0.64)	$7.93	10.83%	$4,098	0.44%		0.80%		0.44%		0.80%		7.43%		3	%**
03/31/2010	5.92	0.37	1.78	2.15	(0.24)	(0.07)	0.00	(0.31)	7.76	36.55	3,607	0.41		0.80		0.41		0.80		5.08		9
03/31/2009	10.00	0.39	(3.07)	(2.68)	(0.32)	(1.08)	0.00	(1.40)	5.92	(27.14)	2,186	0.26		2.69		0.26		2.69		4.72		233
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	3,000	0.16	*	0.16	*	0.16	*	0.16	*	(0.16	)*	NA
Administrative Class
03/31/2011	7.76	0.57	0.23	0.80	(0.63)	0.00	0.00	(0.63)	7.93	10.58	11	0.69		1.05		0.69		1.05		7.26		3	**
03/31/2010	5.93	0.32	1.81	2.13	(0.23)	(0.07)	0.00	(0.30)	7.76	36.00	10	0.66		1.05		0.66		1.05		4.45		9
06/30/2008 - 03/31/2009	9.97	0.29	(2.95)	(2.66)	(0.30)	(1.08)	0.00	(1.38)	5.93	(27.03)	7	0.51	*	3.73	*	0.51	*	3.73	*	5.17	*	233
Class D
03/31/2011	7.73	0.57	0.19	0.76	(0.60)	0.00	0.00	(0.60)	7.89	10.15	1,317	1.04		1.40		1.04		1.40		7.24		3	**
03/31/2010	5.91	0.58	1.52	2.10	(0.21)	(0.07)	0.00	(0.28)	7.73	35.74	894	1.05		1.40		1.05		1.40		7.68		9
03/31/2009	10.00	0.14	(2.87)	(2.73)	(0.28)	(1.08)	0.00	(1.36)	5.91	(27.57)	50	0.98		9.28		0.98		9.28		1.93		233
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	10	0.76	*	0.76	*	0.76	*	0.76	*	(0.76	)*	NA
PIMCO RealRetirement® 2040 Fund
Institutional Class
03/31/2011	$7.65	$0.71	$0.25	$0.96	$(0.77)	$0.00	$0.00	$(0.77)	$7.84	13.10%	$3,709	0.46%		0.85%		0.46%		0.85%		9.11%		7	%**
03/31/2010	5.35	0.43	2.19	2.62	(0.28)	(0.04)	0.00	(0.32)	7.65	49.11	3,257	0.45		0.85		0.45		0.85		6.04		13
03/31/2009	10.00	0.31	(3.58)	(3.27)	(0.29)	(1.09)	0.00	(1.38)	5.35	(33.25)	2,001	0.33		2.92		0.33		2.92		3.90		244
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	3,000	0.24	*	0.24	*	0.24	*	0.24	*	(0.24	)*	NA
Administrative Class
03/31/2011	7.64	0.68	0.27	0.95	(0.76)	0.00	0.00	(0.76)	7.83	12.85	11	0.71		1.10		0.71		1.10		8.80		7	**
03/31/2010	5.34	0.39	2.22	2.61	(0.27)	(0.04)	0.00	(0.31)	7.64	48.87	10	0.70		1.10		0.70		1.10		5.56		13
6/30/2008 - 03/31/2009	9.96	0.22	(3.47)	(3.25)	(0.28)	(1.09)	0.00	(1.37)	5.34	(33.19)	7	0.58	*	4.08	*	0.58	*	4.08	*	4.20	*	244
Class D
03/31/2011	7.61	0.72	0.19	0.91	(0.73)	0.00	0.00	(0.73)	7.79	12.44	589	1.06		1.45		1.06		1.45		9.26		7	**
03/31/2010	5.33	0.57	2.00	2.57	(0.25)	(0.04)	0.00	(0.29)	7.61	48.36	327	1.08		1.45		1.08		1.45		7.75		13
03/31/2009	10.00	0.26	(3.57)	(3.31)	(0.27)	(1.09)	0.00	(1.36)	5.33	(33.71)	9	0.93		4.25		0.93		4.25		3.27		244
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	10	0.84	*	0.84	*	0.84	*	0.84	*	(0.84	)*	NA
PIMCO RealRetirement® 2050 Fund
Institutional Class
03/31/2011	$7.99	$0.76	$0.23	$0.99	$(0.80)	$0.00	$0.00	$(0.80)	$8.18	12.95%	$3,748	0.47%		0.85%		0.47%		0.85%		9.33%		9	%**
03/31/2010	5.31	0.47	2.46	2.93	(0.18)	(0.07)	0.00	(0.25)	7.99	55.35	3,183	0.42		0.85		0.42		0.85		6.50		14
03/31/2009	10.00	0.24	(3.69)	(3.45)	(0.24)	(1.00)	0.00	(1.24)	5.31	(35.10)	1,947	0.36		2.94		0.36		2.94		3.04		227
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	3,000	0.29	*	0.29	*	0.29	*	0.29	*	(0.29	)*	NA
Administrative Class
03/31/2011	7.98	0.73	0.23	0.96	(0.78)	0.00	0.00	(0.78)	8.16	12.57	12	0.72		1.10		0.72		1.10		9.06		9	**
03/31/2010	5.31	0.44	2.47	2.91	(0.17)	(0.07)	0.00	(0.24)	7.98	54.99	10	0.67		1.10		0.67		1.10		6.07		14
06/30/2008 - 03/31/2009	9.78	0.15	(3.39)	(3.24)	(0.23)	(1.00)	0.00	(1.23)	5.31	(33.73)	6	0.61	*	4.12	*	0.61	*	4.12	*	2.91	*	227
Class D
03/31/2011	7.94	0.90	0.04	0.94	(0.77)	0.00	0.00	(0.77)	8.11	12.28	2,741	1.07		1.45		1.07		1.45		11.09		9	**
03/31/2010	5.30	0.71	2.16	2.87	(0.16)	(0.07)	0.00	(0.23)	7.94	54.36	301	1.03		1.45		1.03		1.45		9.52		14
03/31/2009	10.00	0.18	(3.67)	(3.49)	(0.21)	(1.00)	0.00	(1.21)	5.30	(35.41)	10	0.96		4.54		0.96		4.54		2.35		227
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	10	0.89	*	0.89	*	0.89	*	0.89	*	(0.89	)*	NA

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Small Cap StocksPLUS® TR Fund
Institutional Class
03/31/2011	$6.97	$0.14	$2.21	$2.35	$(1.22)	$0.00	$0.00	$(1.22)	$8.10	35.77%	$201,665	0.71%		0.71%		0.69%		0.69%		1.94%		571	%**
03/31/2010	5.63	0.33	4.64	4.97	(3.63)	0.00	0.00	(3.63)	6.97	94.74	154,296	0.79		0.79		0.69		0.69		4.42		762
03/31/2009	9.07	0.26	(3.65)	(3.39)	(0.01)	0.00	(0.04)	(0.05)	5.63	(37.56)	450,524	1.02		1.02		0.69		0.69		3.89		609
03/31/2008	10.60	0.47	(1.46)	(0.99)	(0.42)	(0.12)	0.00	(0.54)	9.07	(9.75)	26,751	1.50	(d)	1.50	(d)	0.71	(d)	0.71	(d)	4.66		403
03/31/2007	10.00	0.46	0.28	0.74	(0.14)	0.00	0.00	(0.14)	10.60	7.39	11,307	0.74		1.96		0.74		1.96		4.50		671
Class P
03/31/2011	6.97	0.13	2.20	2.33	(1.21)	0.00	0.00	(1.21)	8.09	35.41	2,234	0.81		0.81		0.79		0.79		1.75		571	**
03/31/2010	5.63	0.16	4.81	4.97	(3.63)	0.00	0.00	(3.63)	6.97	94.65	1,868	0.80		0.80		0.79		0.79		2.33		762
04/30/2008 - 03/31/2009	9.49	0.27	(4.09)	(3.82)	0.00	0.00	(0.04)	(0.04)	5.63	(40.39)	6	1.15	*	1.15	*	0.79	*	0.79	*	3.88	*	609
Class D
03/31/2011	6.91	0.12	2.17	2.29	(1.22)	0.00	0.00	(1.22)	7.98	35.09	106,387	1.13		1.13		1.09		1.09		1.59		571	**
03/31/2010	5.61	0.23	4.69	4.92	(3.62)	0.00	0.00	(3.62)	6.91	94.07	1,780	1.13		1.13		1.09		1.09		3.03		762
03/31/2009	9.04	0.28	(3.69)	(3.41)	0.00	0.00	(0.02)	(0.02)	5.61	(37.80)	124	1.58		1.58		1.09		1.09		3.73		609
03/31/2008	10.57	0.44	(1.46)	(1.02)	(0.39)	(0.12)	0.00	(0.51)	9.04	(10.07)	131	1.85	(d)	1.85	(d)	1.11	(d)	1.11	(d)	4.30		403
07/31/2006 - 03/31/2007	9.13	0.29	1.29	1.58	(0.14)	0.00	0.00	(0.14)	10.57	17.27	106	1.14	*	2.98	*	1.14	*	2.98	*	4.20	*	671
PIMCO StocksPLUS® Fund
Institutional Class
03/31/2011	$8.27	$0.12	$1.30	$1.42	$(0.76)	$0.00	$0.00	$(0.76)	$8.93	18.59%	$1,193,012	0.50%		0.50%		0.50%		0.50%		1.49%		225	%**
03/31/2010	4.94	0.13	3.39	3.52	(0.19)	0.00	0.00	(0.19)	8.27	71.35	654,432	0.54		0.54		0.50		0.50		1.82		392
03/31/2009	9.95	0.33	(4.72)	(4.39)	(0.62)	0.00	0.00	(0.62)	4.94	(46.33)	143,460	1.10		1.10		0.50		0.50		4.18		425
03/31/2008	11.07	0.54	(1.04)	(0.50)	(0.62)	0.00	0.00	(0.62)	9.95	(4.95)	519,242	0.62	(c)	0.62	(c)	0.53	(c)	0.53	(c)	4.76		67
03/31/2007	10.38	0.48	0.67	1.15	(0.46)	0.00	0.00	(0.46)	11.07	11.25	604,654	0.57	(b)	0.57	(b)	0.57	(b)	0.57	(b)	4.48		76
Class P
03/31/2011	8.28	0.12	1.29	1.41	(0.74)	0.00	0.00	(0.74)	8.95	18.53	995	0.60		0.60		0.60		0.60		1.36		225	**
03/31/2010	4.94	0.11	3.41	3.52	(0.18)	0.00	0.00	(0.18)	8.28	71.31	315	0.61		0.61		0.60		0.60		1.49		392
04/30/2008 - 03/31/2009	10.55	0.28	(5.27)	(4.99)	(0.62)	0.00	0.00	(0.62)	4.94	(49.40)	5	1.23	*	1.23	*	0.60	*	0.60	*	4.23	*	425
Administrative Class
03/31/2011	8.05	0.10	1.26	1.36	(0.74)	0.00	0.00	(0.74)	8.67	18.30	3,355	0.75		0.75		0.75		0.75		1.23		225	**
03/31/2010	4.82	0.13	3.29	3.42	(0.19)	0.00	0.00	(0.19)	8.05	70.96	2,857	0.79		0.79		0.75		0.75		1.94		392
03/31/2009	9.71	0.31	(4.61)	(4.30)	(0.59)	0.00	0.00	(0.59)	4.82	(46.41)	1,665	1.31		1.31		0.75		0.75		3.86		425
03/31/2008	10.83	0.51	(1.04)	(0.53)	(0.59)	0.00	0.00	(0.59)	9.71	(5.30)	10,343	0.86	(c)	0.86	(c)	0.78	(c)	0.78	(c)	4.55		67
03/31/2007	10.15	0.44	0.67	1.11	(0.43)	0.00	0.00	(0.43)	10.83	11.15	33,368	0.82	(b)	0.82	(b)	0.82	(b)	0.82	(b)	4.17		76
Class D
03/31/2011	7.97	0.08	1.25	1.33	(0.73)	0.00	0.00	(0.73)	8.57	18.11	11,501	0.90		0.90		0.90		0.90		1.02		225	**
03/31/2010	4.77	0.11	3.28	3.39	(0.19)	0.00	0.00	(0.19)	7.97	71.00	8,827	0.94		0.94		0.90		0.90		1.59		392
03/31/2009	9.65	0.28	(4.57)	(4.29)	(0.59)	0.00	0.00	(0.59)	4.77	(46.59)	2,572	1.53		1.53		0.90		0.90		3.83		425
03/31/2008	10.76	0.48	(1.02)	(0.54)	(0.57)	0.00	0.00	(0.57)	9.65	(5.38)	5,345	1.03	(c)	1.03	(c)	0.93	(c)	0.93	(c)	4.35		67
03/31/2007	10.10	0.42	0.65	1.07	(0.41)	0.00	0.00	(0.41)	10.76	10.80	9,804	0.97	(b)	0.97	(b)	0.97	(b)	0.97	(b)	4.05		76
PIMCO StocksPLUS® Long Duration Fund
Institutional Class
03/31/2011	$8.17	$0.34	$1.48	$1.82	$(0.77)	$(2.21)	$0.00	$(2.98)	$7.01	25.78%	$491,002	0.60%		0.60%		0.59%		0.59%		4.24%		339	%**
03/31/2010	5.48	0.31	3.17	3.48	(0.29)	(0.50)	0.00	(0.79)	8.17	64.82	419,105	0.60		0.60		0.59		0.59		4.24		417
03/31/2009	9.21	0.31	(3.95)	(3.64)	(0.09)	0.00	0.00	(0.09)	5.48	(39.72)	206,821	0.81		0.81		0.59		0.59		4.39		464
08/31/2007 - 03/31/2008	10.00	0.26	(0.65)	(0.39)	0.00	(0.15)	(0.25)	(0.40)	9.21	(4.23)	122,184	0.61	*	0.68	*	0.59	*	0.67	*	4.66	*	272

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.05% to 0.30%.
(c)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.25%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO StocksPLUS® Total Return Fund
Institutional Class
03/31/2011	$7.14	$0.17	$1.42	$1.59	$(0.50)	$0.00	$0.00	$(0.50)	$8.23	23.03%	$181,890	0.64%		0.64%		0.64%		0.64%		2.31%		476	%**
03/31/2010	4.84	0.28	3.55	3.83	(1.53)	0.00	0.00	(1.53)	7.14	81.47	155,222	0.69		0.69		0.64		0.64		4.21		609
03/31/2009	10.02	0.50	(5.09)	(4.59)	(0.53)	0.00	(0.06)	(0.59)	4.84	(46.99)	101,848	2.56		2.56		0.64		0.64		6.61		521
03/31/2008	11.87	0.59	(0.70)	(0.11)	(0.66)	(1.08)	0.00	(1.74)	10.02	(2.33)	182,993	2.25	(c)	2.25	(c)	0.67	(c)	0.67	(c)	5.01		411
03/31/2007	11.72	0.54	0.87	1.41	(0.51)	(0.75)	0.00	(1.26)	11.87	12.24	266,065	0.71	(b)	0.71	(b)	0.71	(b)	0.71	(b)	4.53		284
Class P
03/31/2011	7.13	0.16	1.42	1.58	(0.50)	0.00	0.00	(0.50)	8.21	22.86	2,186	0.74		0.74		0.74		0.74		2.07		476	**
03/31/2010	4.84	0.27	3.55	3.82	(1.53)	0.00	0.00	(1.53)	7.13	81.20	329	0.76		0.76		0.74		0.74		3.80		609
04/30/2008 - 03/31/2009	10.65	0.44	(5.66)	(5.22)	(0.53)	0.00	(0.06)	(0.59)	4.84	(50.15)	5	2.55	*	2.55	*	0.74	*	0.74	*	6.52	*	521
Class D
03/31/2011	7.08	0.13	1.41	1.54	(0.48)	0.00	0.00	(0.48)	8.14	22.52	111,590	1.04		1.04		1.04		1.04		1.72		476	**
03/31/2010	4.82	0.25	3.53	3.78	(1.52)	0.00	0.00	(1.52)	7.08	80.66	15,281	1.09		1.09		1.04		1.04		3.61		609
03/31/2009	9.99	0.47	(5.07)	(4.60)	(0.51)	0.00	(0.06)	(0.57)	4.82	(47.20)	4,352	2.94		2.94		1.04		1.04		6.24		521
03/31/2008	11.83	0.55	(0.69)	(0.14)	(0.62)	(1.08)	0.00	(1.70)	9.99	(2.56)	7,144	3.10	(c)	3.10	(c)	1.07	(c)	1.07	(c)	4.78		411
03/31/2007	11.69	0.48	0.87	1.35	(0.46)	(0.75)	0.00	(1.21)	11.83	11.74	3,949	1.11	(b)	1.11	(b)	1.11	(b)	1.11	(b)	4.08		284
PIMCO StocksPLUS® TR Short Strategy Fund
Institutional Class
03/31/2011	$4.66	$0.08	$(0.55)	$(0.47)	$(0.06)	$0.00	$0.00	$(0.06)	$4.13	(10.22)%	$1,308,042	0.66	%(e)	0.66	%(e)	0.66	%(e)	0.66	%(e)	1.79%		483	%**
03/31/2010	6.88	0.10	(1.83)	(1.73)	(0.13)	(0.36)	0.00	(0.49)	4.66	(25.64)	752,805	0.69		0.69		0.69		0.69		1.93		406
03/31/2009	9.43	0.42	2.92	3.34	(0.23)	(5.66)	0.00	(5.89)	6.88	46.74	18,892	1.43		1.43		0.69		0.69		4.45		515
03/31/2008	8.38	0.39	1.08	1.47	(0.42)	0.00	0.00	(0.42)	9.43	18.39	197,340	1.21	(d)	1.21	(d)	0.71	(d)	0.71	(d)	4.60		220
03/31/2007	8.88	0.39	(0.50)	(0.11)	(0.39)	0.00	0.00	(0.39)	8.38	(1.14)	156,469	0.74		0.74		0.74		0.74		4.41		413
Class P
03/31/2011	4.66	0.10	(0.57)	(0.47)	(0.06)	0.00	0.00	(0.06)	4.13	(10.22)	10,955	0.76	(e)	0.76	(e)	0.76	(e)	0.76	(e)	2.28		483	**
01/29/2010 - 03/31/2010	5.08	0.01	(0.41)	(0.40)	(0.02)	0.00	0.00	(0.02)	4.66	(7.86)	9	0.79	*	0.79	*	0.79	*	0.79	*	1.28	*	406
Class D
03/31/2011	4.53	0.06	(0.53)	(0.47)	(0.05)	0.00	0.00	(0.05)	4.01	(10.50)	78,865	1.06	(e)	1.06	(e)	1.06	(e)	1.06	(e)	1.27		483	**
03/31/2010	6.71	0.08	(1.79)	(1.71)	(0.11)	(0.36)	0.00	(0.47)	4.53	(25.95)	114,034	1.09		1.09		1.09		1.09		1.61		406
03/31/2009	9.39	0.33	2.93	3.26	(0.28)	(5.66)	0.00	(5.94)	6.71	45.75	47,833	2.40		2.40		1.09		1.09		4.12		515
03/31/2008	8.37	0.34	1.08	1.42	(0.40)	0.00	0.00	(0.40)	9.39	17.80	9,449	1.65	(d)	1.65	(d)	1.11	(d)	1.11	(d)	3.89		220
07/31/2006 - 03/31/2007	9.15	0.24	(0.66)	(0.42)	(0.36)	0.00	0.00	(0.36)	8.37	(4.52)	239	1.14	*	1.14	*	1.14	*	1.14	*	4.31	*	413
PIMCO Tax Managed Real Return Fund
Institutional Class
03/31/2011	$10.21	$0.19	$0.22	$0.41	$(0.19)	$(0.05)	$0.00	$(0.24)	$10.38	4.01%	$33,670	0.45%		0.45%		0.45%		0.45%		1.89%		350%
10/30/2009 - 3/31/2010	10.00	0.07	0.20	0.27	(0.06)	0.00	0.00	(0.06)	10.21	2.74	11,405	0.45	*	1.68	*	0.45	*	1.68	*	1.56	*	447
Class P
03/31/2011	10.21	0.21	0.19	0.40	(0.18)	(0.05)	0.00	(0.23)	10.38	3.91	298	0.55		0.55		0.55		0.55		2.05		350
10/30/2009 - 3/31/2010	10.00	0.06	0.21	0.27	(0.06)	0.00	0.00	(0.06)	10.21	2.70	10	0.55	*	1.35	*	0.55	*	1.35	*	1.43	*	447
Class D
03/31/2011	10.21	0.15	0.22	0.37	(0.15)	(0.05)	0.00	(0.20)	10.38	3.60	2,463	0.85		0.85		0.85		0.85		1.47		350
10/30/2009 - 3/31/2010	10.00	0.05	0.21	0.26	(0.05)	0.00	0.00	(0.05)	10.21	2.57	1,199	0.85	*	2.64	*	0.85	*	2.64	*	1.13	*	447

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.05% to 0.44%.
(c)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.39%.
(d)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.44%.
(e)	Effective October 1, 2010, the Fund's advisory fee was reduced by 0.05% to 0.39%.

Appendix A
Description of Securities Ratings

A Fund's investments may range in quality from securities rated in the lowest category in which a Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's, BBB by S&P or Fitch and comparable securities. They are considered predominately speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation;
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assign-ed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.
  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor.Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).
  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.
  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.
  A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This qualifier is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. unsolicited:

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

pr: The letters 'pr' indicated that the rating was provisional. A provisional rating assumed the successful completion of the project financed by the debt being rated and indicated that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A 'q' subscript indicated that the rating was based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
 AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most indivi-
dual obligations of corporate issuers with IDRs in the 'B' rat-
ing category and below, and for most distressed or defaulted structured finance obligations rated "CCC" or below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-927-4648 or visit our Web site at www.PIMCO.com/investments.

PIMCO FUNDS 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimco.com/investments for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-05028	PF0001I_081911

July 31, 2011 (as supplemented August 19, 2011)
PIMCO Funds Prospectus

Bond Funds	A	B	C	R
PIMCO California Intermediate Municipal Bond Fund	PCMBX	—	PCFCX	—
PIMCO California Short Duration Municipal Income Fund	PCDAX	—	PCSCX	—
PIMCO Convertible Fund	PACNX	—	PCCNX	—
PIMCO Diversified Income Fund	PDVAX	PDVBX	PDICX	—
PIMCO Emerging Local Bond Fund	PELAX	—	PELCX	—
PIMCO Emerging Markets Bond Fund	PAEMX	PBEMX	PEBCX	—
PIMCO Emerging Markets Currency Fund	PLMAX	—	PLMCX	—
PIMCO Extended Duration Fund	—	—	—	—
PIMCO Floating Income Fund	PFIAX	—	PFNCX	—
PIMCO Foreign Bond Fund (Unhedged)	PFUAX	—	PFRCX	—
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	PFOAX	PFOBX	PFOCX	PFRRX
PIMCO Global Advantage Strategy Bond Fund	PGSAX	—	PAFCX	PSBRX
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	PAIIX	PBIIX	PCIIX	—
PIMCO GNMA Fund	PAGNX	PBGNX	PCGNX	—
PIMCO Government Money Market Fund	AMAXX	—	AMGXX	PGRXX
PIMCO High Yield Fund	PHDAX	PHDBX	PHDCX	PHYRX
PIMCO High Yield Municipal Bond Fund	PYMAX	—	PYMCX	—
PIMCO High Yield Spectrum Fund	PHSAX	—	PHSCX	PSMRX
PIMCO Income Fund	PONAX	—	PONCX	PONRX
PIMCO Investment Grade Corporate Bond Fund	PBDAX	—	PBDCX	—
PIMCO Long Duration Total Return Fund	—	—	—	—
PIMCO Long-Term Credit Fund	—	—	—	—
PIMCO Long-Term U.S. Government Fund	PFGAX	PFGBX	PFGCX	—
PIMCO Low Duration Fund	PTLAX	PTLBX	PTLCX	PLDRX
PIMCO Money Market Fund	PYAXX	PYCXX	PKCXX	—
PIMCO Mortgage-Backed Securities Fund	PMRAX	PMRBX	PMRCX	—
PIMCO Municipal Bond Fund	PMLAX	PMLBX	PMLCX	—
PIMCO New York Municipal Bond Fund	PNYAX	—	PBFCX	—
PIMCO Real Return Fund	PRTNX	PRRBX	PRTCX	PRRRX
PIMCO Senior Floating Rate Fund	PSRZX	—	PSRWX	PSRRX
PIMCO Short Duration Municipal Income Fund	PSDAX	—	PSDCX	—
PIMCO Short-Term Fund	PSHAX	PTSBX	PFTCX	PTSRX
PIMCO Total Return Fund	PTTAX	PTTBX	PTTCX	PTRRX
PIMCO Total Return Fund IV	PTUZX	—	—	—
PIMCO Treasury Money Market Fund	—	—	—	PTRXX
PIMCO Unconstrained Bond Fund	PUBAX	—	PUBCX	PUBRX
PIMCO Unconstrained Tax Managed Bond Fund	ATMAX	—	ATMCX	—

As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summaries
PIMCO California Intermediate Municipal Bond Fund
PIMCO California Short Duration Municipal Income Fund
PIMCO Convertible Fund
PIMCO Diversified Income Fund
PIMCO Emerging Local Bond Fund
PIMCO Emerging Markets Bond Fund
PIMCO Emerging Markets Currency Fund
PIMCO Extended Duration Fund
PIMCO Floating Income Fund
PIMCO Foreign Bond Fund (Unhedged)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
PIMCO Global Advantage Strategy Bond Fund
PIMCO Global Bond Fund (U.S. Dollar-Hedged)
PIMCO GNMA Fund
PIMCO Government Money Market Fund
PIMCO High Yield Fund
PIMCO High Yield Municipal Bond Fund
PIMCO High Yield Spectrum Fund
PIMCO Income Fund
PIMCO Investment Grade Corporate Bond Fund
PIMCO Long Duration Total Return Fund
PIMCO Long-Term Credit Fund
PIMCO Long-Term U.S. Government Fund
PIMCO Low Duration Fund
PIMCO Money Market Fund
PIMCO Mortgage-Backed Securities Fund
PIMCO Municipal Bond Fund
PIMCO New York Municipal Bond Fund
PIMCO Real Return Fund
PIMCO Senior Floating Rate Fund
PIMCO Short Duration Municipal Income Fund
PIMCO Short-Term Fund
PIMCO Total Return Fund
PIMCO Total Return Fund IV
PIMCO Treasury Money Market Fund
PIMCO Unconstrained Bond Fund
PIMCO Unconstrained Tax Managed Bond Fund
Summary of Other Important Information Regarding Fund Shares

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Funds

Classes of Shares - Class A, B, C and R Shares

How Fund Shares are Priced

How to Buy and Sell Shares

Fund Distributions

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO California Intermediate Municipal Bond Fund

Investment Objective

The Fund seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	0.50%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.525%	0.525%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Total Annual Fund Operating Expenses	0.775%	1.525%

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$451	$613	$789	$1,299
Class C	$255	$482	$832	$1,818

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$451	$613	$789	$1,299
Class C	$155	$482	$832	$1,818

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax ("California Municipal Bonds"). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund may invest without limitation in "private activity" bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For shareholders subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds") that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from three to seven years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A shares (October 19, 1999) and Class C shares (August 31, 2009), performance information shown in the table is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class A or Class C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond Issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. The Lipper California Intermediate Municipal Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in California, with dollar weighted maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 2.91%. For the periods shown in the bar chart, the highest quarterly return was 7.63% in the Q3 2009, and the lowest quarterly return was -4.74% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	1.60%	2.11%	2.90%
Class A Return After Taxes on Distributions(1)	1.55%	2.03%	2.53%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	2.18%	2.25%	2.70%
Class C Return Before Taxes	2.96%	1.98%	2.50%
Barclays Capital California Intermediate Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	5.28%	4.87%	4.92%

Lipper California Intermediate Municipal Debt Funds Average (reflects no deductions for sales charges or taxes)	2.57%	3.26%	3.71%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Joe Deane. Mr. Deane is an Executive Vice President of PIMCO and he has managed the Fund since July 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO California Short Duration Municipal Income Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	0.50%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	0.25%	0.55%
Total Annual Fund Operating Expenses	0.73%	1.03%

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$298	$453	$622	$1,111
Class C	$205	$328	$569	$1,259

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$298	$453	$622	$1,111
Class C	$105	$328	$569	$1,259

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax ("California Municipal Bonds"). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California-State Specific Risk.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds") that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund varies based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and under normal market conditions is not expected to exceed three years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The total return sought by the Fund consists of both income earned on the Fund's investments and capital appreciation. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") that are rated Caa or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are California Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

 The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class C shares (August 31, 2009), performance information shown in the table is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond Issues having a maturity of at least one year and less than two years. The Lipper California Short/Intermediate Municipal Debt Funds Average is a total return performance average of funds that invest primarily in municipal debt issues that are exempt from taxation in California, with dollar-weighted average maturities of one to five years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 0.60%. For the periods shown in the bar chart, the highest quarterly return was 1.89% in the Q3 2009, and the lowest quarterly return was -0.62% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(08/31/06)
Class A Return Before Taxes	-1.47%	1.98%
Class A Return After Taxes on Distributions(1)	-1.48%	1.93%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.59%	1.97%
Class C Return Before Taxes	-0.54%	2.17%
Barclays Capital California 1 Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	1.08%	3.31%

Lipper California Short/Intermediate Municipal Debt Funds Average (reflects no deductions for sales charges or taxes)	2.00%	2.84%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Joe Deane. Mr. Deane is an Executive Vice President of PIMCO and he has managed the Fund since July 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Convertible Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	1.06%	1.81%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 1.05% and 1.80% for Class A and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$652	$869	$1,103	$1,773
Class C	$284	$569	$980	$2,127

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$652	$869	$1,103	$1,773
Class C	$184	$569	$980	$2,127

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. Convertible securities also include "synthetic" convertible securities. Synthetic convertible securities, which may be created by a third party or Pacific Investment Management Company LLC ("PIMCO"), are instruments that combine (i) non-convertible fixed income securities or preferred stocks, which may be represented by derivative instruments and (ii) securities or instruments such as warrants or call options that together possess economic characteristics similar to a convertible security. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 20% of its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. In addition, the Fund may invest in common stock or in other Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts ("REITs"). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Convertible Securities Risk: the risk that the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. In both the bar chart and Average Annual Total Returns table, for periods when Class A and C shares of the Fund were not operational (including February 1, 2003 through April 27, 2011), performance information shown for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/ or service (12b-1) fees and other expenses paid by that class of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The BofA Merrill Lynch All Convertibles Index is an unmanaged index market comprised of convertible bonds and preferred securities. The Lipper Convertible Securities Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in convertible bonds and/or convertible preferred stock.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 4.18%. For the periods shown in the bar chart, the highest quarterly return was 20.69% in the Q3 2009, and the lowest quarterly return was -20.46% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	10.99%	4.74%	3.59%
Class A Return After Taxes on Distributions(1)	8.24%	3.61%	2.30%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	7.16%	3.44%	2.29%
Class C Return Before Taxes	15.60%	5.14%	3.39%
BofA Merrill Lynch All Convertibles Index (reflects no deductions for fees, expenses or taxes)	16.77%	5.71%	4.97%

Lipper Convertible Securities Funds Average (reflects no deductions for sales charges or taxes)	16.59%	5.12%	4.65%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jonathan L. Horne. Mr. Horne is a Senior Vice President of PIMCO and he has managed the Fund since March 2010.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Diversified Income Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	3.50%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Total Annual Fund Operating Expenses	1.15%	1.90%	1.90%

Example. The Example is intended to help you compare the cost of investing in Class A, Class B or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$488	$727	$984	$1,720
Class B	$543	$797	$1,076	$1,764
Class C	$293	$597	$1,026	$2,222

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$488	$727	$984	$1,720
Class B	$193	$597	$1,026	$1,764
Class C	$193	$597	$1,026	$2,222

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from three to eight years, based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in a diversified pool of corporate fixed income securities of varying maturities. The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 10% of its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in fixed income securities and instruments that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund measures its performance against two benchmarks. The Fund's primary benchmark is the Barclays Capital Global Credit Hedged USD Index. The Fund's secondary benchmark is an equally weighted blend of the following three indices: Barclays Capital Global Aggregate Credit Component, Hedged USD, BofA Merrill Lynch Global High Yield
BB-B Rated Constrained Index, Hedged USD and JPMorgan EMBI Global, Hedged USD. The Fund believes this self-blended index reflects the Fund's investment strategy more accurately than the Barclays Capital Global Credit Hedged USD Index.

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and two indices of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital Global Credit Hedged USD Index contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). One-third each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd: The benchmark is an equally weighted blend of the following three indices: Barclays Capital Global Aggregate Credit Component Hedged USD, BofA Merrill Lynch Global High Yield, BB-B Rated, Constrained Index, JPMorgan EMBI Global. The Barclays Capital Global Aggregate Credit Component Hedged USD provides a broad-based measure of the global investment-grade fixed income markets. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody's, S&P, and Fitch). The index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody's, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. The Lipper Multi-Sector Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment grade.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 3.99%. For the periods shown in the bar chart, the highest quarterly return was 12.86% in the Q2 2009, and the lowest quarterly return was -6.55% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(07/31/03)
Class A Return Before Taxes	9.55%	6.59%	7.67%
Class A Return After Taxes on Distributions(1)	7.50%	4.29%	5.47%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	6.15%	4.24%	5.28%
Class B Return Before Taxes	9.47%	6.53%	7.43%
Class C Return Before Taxes	11.97%	6.60%	7.42%
Barclays Capital Global Credit Hedged USD Index (reflects no deductions for fees, expenses or taxes)	8.00%	5.49%	5.68%
1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd (reflects no deductions for fees, expenses or taxes)	11.04%	7.16%	7.91%

Lipper Multi-Sector Income Funds Average (reflects no deductions for sales charges or taxes)	10.40%	6.19%	6.76%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Curtis Mewbourne. Mr. Mewbourne is a Managing Director of PIMCO and he has managed the Fund since October 2005.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Emerging Local Bond Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Total Annual Fund Operating Expenses	1.35%	2.10%

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$507	$787	$1,087	$1,938
Class C	$313	$658	$1,129	$2,431

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$507	$787	$1,087	$1,938
Class C	$213	$658	$1,129	$2,431

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fund's investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in forwards or derivatives denominated in any currency, and forwards or derivatives denominated in any currency will be included under the 80% of assets policy noted in the prior sentence so long as the underlying asset of such forwards or derivatives is a Fixed Income Instrument denominated in the currency of an emerging market country. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest without limitation in Fixed Income Instruments that are economically tied to emerging market countries. Pacific Investment Management Company LLC ("PIMCO") has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO will select the Fund's country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security such as a derivative instrument, rather than investing directly in emerging market securities.

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), which as of June 30, 2011 was 4.29 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.  The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 15% of its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts ("REITs"). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Fund began operations on 12/29/06. Index comparisons began on 12/31/06.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 5.92%. For the periods shown in the bar chart, the highest quarterly return was 17.54% in the Q2 2009, and the lowest quarterly return was -6.80% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(12/29/06)
Class A Return Before Taxes	10.66%	9.10%
Class A Return After Taxes on Distributions(1)	7.96%	6.18%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	6.86%	6.01%
Class C Return Before Taxes	13.16%	9.33%
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) (reflects no deductions for fees, expenses or taxes)	15.68%	12.10%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Michael Gomez. Mr. Gomez is an Executive Vice President of PIMCO and he has managed the Fund since December 2006.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Emerging Markets Bond Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	3.50%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Total Annual Fund Operating Expenses	1.25%	2.00%	2.00%

Example. The Example is intended to help you compare the cost of investing in Class A, Class B or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$498	$757	$1,036	$1,830
Class B	$553	$827	$1,128	$1,873
Class C	$303	$627	$1,078	$2,327

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$498	$757	$1,036	$1,830
Class B	$203	$627	$1,078	$1,873
Class C	$203	$627	$1,078	$2,327

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. The average portfolio duration of this Fund varies based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and, under normal market conditions, is not expected to exceed eight years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund's country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 15% of its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts ("REITs"). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 3.94%. For the periods shown in the bar chart, the highest quarterly return was 16.91% in the Q4 2002, and the lowest quarterly return was -7.47% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	8.37%	6.78%	12.57%
Class A Return After Taxes on Distributions(1)	6.65%	4.28%	9.10%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	5.40%	4.34%	8.83%
Class B Return Before Taxes	8.26%	6.73%	12.42%
Class C Return Before Taxes	10.76%	6.80%	12.17%
JPMorgan Emerging Markets Bond Index (EMBI) Global (reflects no deductions for fees, expenses or taxes)	12.04%	8.36%	10.29%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Ramin Toloui. Mr. Toloui is an Executive Vice President of PIMCO and he has managed the Fund since January 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Emerging Markets Currency Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	1.26%	2.01%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 1.25% and 2.00% for Class A and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$499	$760	$1,041	$1,841
Class C	$304	$630	$1,083	$2,338

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$499	$760	$1,041	$1,841
Class C	$204	$630	$1,083	$2,338

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging market countries. The Fund's investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund may invest in the currencies and Fixed Income Instruments of emerging market countries. Pacific Investment Management Company LLC ("PIMCO") has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO will select the Fund's country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The average portfolio duration of this Fund varies based on PIMCO's forecast for interest rates and, under normal market conditions, is not expected to exceed two years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 15% of its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts ("REITs"). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 5.13%. For the periods shown in the bar chart, the highest quarterly return was 15.74% in the Q2 2009, and the lowest quarterly return was -11.84% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(05/31/05)
Class A Return Before Taxes	3.44%	6.03%	6.15%
Class A Return After Taxes on Distributions(1)	2.87%	4.00%	4.23%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	2.22%	3.99%	4.16%
Class C Return Before Taxes	5.67%	6.05%	6.08%
JPMorgan Emerging Local Markets Index Plus (Unhedged) (reflects no deductions for fees, expenses or taxes)	5.68%	8.14%	8.09%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Michael Gomez. Mr. Gomez is an Executive Vice President of PIMCO and he has managed the Fund since May 2005.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Extended Duration Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(1)	0.01%
Total Annual Fund Operating Expenses(2)	0.91%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.90% for Class A shares.

Example. The Example is intended to help you compare the cost of investing in Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$464	$654	$860	$1,453

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$464	$654	$860	$1,453

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 412% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Citigroup STRIPS Index, 20+ Year Sub-Index, which as of June 30, 2011 was 29.27 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") that are rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Citigroup STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month-end. The included STRIPS are derived only from bonds in the Citigroup U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity. The Lipper Corporate Debt Funds BBB-Rated Funds Average consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional*(1)

*The year-to-date return as of June 30, 2011 is 0.97%. For the periods shown in the bar chart, the highest quarterly return was 43.08% in the Q4 2008, and the lowest quarterly return was -15.18% in the Q4 2010.

(1) The bar chart and the Average Annual Total Returns Chart show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. Class A shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Institutional Class and Class A shares have different expenses. Performance for Institutional Class shares in the Average Annual Returns Table does not reflect sales charges applicable to Class A shares.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception (08/31/06)
Institutional Class Return Before Taxes	12.85%	7.64%
Institutional Class Return After Taxes on Distributions(1)	9.84%	3.29%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	8.34%	4.09%
Citigroup STRIPS Index, 20+ Year Sub-Index (reflects no deductions for fees, expenses or taxes)	10.77%	6.08%

Lipper Corporate Debt Funds BBB-Rated Funds Average (reflects no deductions for sales charges or taxes)	9.21%	6.22%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Stephen Rodosky. Mr. Rodosky is a Managing Director of PIMCO and he has managed the Fund since July 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Floating Income Fund

Investment Objective

The Fund seeks maximum current yield consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	0.50%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.55%
Total Annual Fund Operating Expenses	0.95%	1.25%

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$320	$521	$739	$1,365
Class C	$227	$397	$686	$1,511

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$320	$521	$739	$1,365
Class C	$127	$397	$686	$1,511

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve a floating rate of income, including, but not limited to, variable and floating-rate Fixed Income Instruments, Fixed Income Instruments with durations of less than or equal to one year, and fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may also invest in other Fixed Income Instruments. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).

The Fund may invest all of its assets in high yield securities ("junk bonds") rated at least Caa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 10% of its total assets in securities rated below B by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and two indices of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The 3 Month USD LIBOR (London Intrabank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index, JPMorgan EMBI Global; all USD hedged. The Barclays Capital Global Aggregate Credit Component provides a broad-based measure of the global investment-grade fixed income markets. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody's, S&P, and Fitch). The index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody's, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. The Lipper Loan Participation Funds Average is a total performance average of funds tracked by Lipper, Inc. that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. The Fund began operations on 07/30/04. Index comparisons began on 07/31/04.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 1.17%. For the periods shown in the bar chart, the highest quarterly return was 13.44% in the Q2 2009, and the lowest quarterly return was -15.46% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(07/30/04)
Class A Return Before Taxes	4.21%	2.67%	3.43%
Class A Return After Taxes on Distributions(1)	2.95%	0.76%	1.64%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	2.71%	1.14%	1.87%
Class C Return Before Taxes	5.26%	2.84%	3.47%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	0.34%	3.07%	3.03%
Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd (reflects no deductions for fees, expenses or taxes)	1.99%	1.21%	2.30%

Lipper Loan Participation Funds Average (reflects no deductions for sales charges or taxes)	9.35%	3.52%	3.83%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Curtis Mewbourne. Mr. Mewbourne is a Managing Director of PIMCO and he has managed the Fund since October 2005.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Foreign Bond Fund (Unhedged)

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Total Annual Fund Operating Expenses	0.90%	1.65%

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$651	$855	$1,441
Class C	$268	$520	$897	$1,955

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$651	$855	$1,441
Class C	$168	$520	$897	$1,955

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 427% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Pacific Investment Management Company LLC ("PIMCO") selects the Fund's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global ex-US FX NY Index Unhedged in USD, which as of June 30, 2011 was 7.09 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. The Lipper International Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 5.43%. For the periods shown in the bar chart, the highest quarterly return was 13.88% in the Q3 2009, and the lowest quarterly return was -10.30% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(04/30/04)
Class A Return Before Taxes	7.77%	7.74%	6.34%
Class A Return After Taxes on Distributions(1)	5.53%	5.27%	4.27%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	5.02%	5.11%	4.17%
Class C Return Before Taxes	10.14%	7.76%	6.15%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD (reflects no deductions for fees, expenses or taxes)	5.76%	7.79%	6.56%

Lipper International Income Funds Average (reflects no deductions for sales charges or taxes)	6.59%	6.51%	5.70%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Scott Mather. Mr. Mather is a Managing Director of PIMCO and he has managed the Fund since February 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	3.50%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%
Total Annual Fund Operating Expenses	0.90%	1.65%	1.65%	1.15%

Example. The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$651	$855	$1,441
Class B	$518	$720	$947	$1,485
Class C	$268	$520	$897	$1,955
Class R	$117	$365	$633	$1,398

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$651	$855	$1,441
Class B	$168	$520	$897	$1,485
Class C	$168	$520	$897	$1,955
Class R	$117	$365	$633	$1,398

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 236% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Pacific Investment Management Company LLC ("PIMCO") selects the Fund's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global ex-US Index Hedged in USD, which as of June 30, 2011 was 7.09 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B, C and R shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars of major non-U.S. bond markets. The Lipper International Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 1.20%. For the periods shown in the bar chart, the highest quarterly return was 8.59% in the Q3 2009, and the lowest quarterly return was -2.84% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	4.62%	5.02%	5.52%
Class A Return After Taxes on Distributions(1)	3.26%	3.07%	3.61%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	3.13%	3.14%	3.60%
Class B Return Before Taxes	4.39%	4.96%	5.38%
Class C Return Before Taxes	6.89%	5.04%	5.14%
Class R Return Before Taxes	8.43%	5.56%	5.65%
JPMorgan GBI Global ex-US Index Hedged in USD (reflects no deductions for fees, expenses or taxes)	3.44%	4.35%	4.75%

Lipper International Income Funds Average (reflects no deductions for sales charges or taxes)	6.59%	6.51%	5.70%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Scott Mather. Mr. Mather is a Managing Director of PIMCO and he has managed the Fund since February 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Global Advantage Strategy Bond Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%
Total Annual Fund Operating Expenses	1.10%	1.85%	1.35%

Example. The Example is intended to help you compare the cost of investing in Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$483	$712	$958	$1,665
Class C	$288	$582	$1,001	$2,169
Class R	$137	$428	$739	$1,624

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$483	$712	$958	$1,665
Class C	$188	$582	$1,001	$2,169
Class R	$137	$428	$739	$1,624

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 218% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Pacific Investment Management Company LLC ("PIMCO") selects the Fund's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, and trade and current account balances. The Fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may also invest up to 10% of its total assets in preferred stocks. In addition, the Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 15% its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Fund varies based on PIMCO's forecast for interest rates and, under normal market conditions, is not expected to exceed eight years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and two indices of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, C and R shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against two benchmarks. The Fund's primary benchmark is the Barclays Capital U.S. Aggregate Index, which represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The major sectors are sub-divided into more specific indicies that are calculated and reported on a regular basis. The Fund's secondary benchmark, the PIMCO Global Advantage Bond Index ("GLADI") (NY Close), is a diversified bond index intended to provide a better representation of the fixed income universe through its wide coverage of fixed income instruments and sectors—from developed to emerging markets, nominal to real assets, and cash to derivative instruments. GLADI employs a unique GDP-weighting methodology that puts emphasis on rapidly developing markets, making the index forward-looking in nature. This contrasts with traditional market capitalization-weighted indices, which emphasize past debt issuance and are therefore backward-looking. GDP-weighting also tends to lead to counter-cyclical rebalancing—as bond prices tend to be inversely related to GDP growth rates—and avoids some of the disadvantages of traditional market-cap weighted indices, such as allocating too heavily toward overpriced securities, government debt, and large debt issuers. The Fund believes that the secondary benchmark reflects the Fund's investment strategy more accurately than the Barclays Capital U.S. Aggregate Index. The Lipper Global Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The Fund began operations on 02/05/09. Index comparisons began on 01/31/09.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 5.10%. For the periods shown in the bar chart, the highest quarterly return was 7.90% in the Q3 2010, and the lowest quarterly return was -0.76% in the Q2 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(02/05/09)
Class A Return Before Taxes	3.15%	9.46%
Class A Return After Taxes on Distributions(1)	0.97%	7.44%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	2.06%	6.91%
Class C Return Before Taxes	5.37%	10.83%
Class R Return Before Taxes	6.92%	11.40%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	6.54%	7.13%
PIMCO Global Advantage Bond Index (NY Close) (reflects no deductions for fees, expenses or taxes)	6.01%	11.94%

Lipper Global Income Funds Average (reflects no deductions for sales charges or taxes)	7.68%	12.82%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Mohamed El-Erian and Ramin Toloui. Dr. El-Erian is the Chief Executive Officer, Co-Chief Investment Officer of PIMCO. Mr. Toloui is an Executive Vice President of PIMCO. Dr. El-Erian and Mr. Toloui have managed the Fund since February 2009. Dr. El-Erian has overall responsibility for managing the Fund and Mr. Toloui is responsible for portfolio construction and security selection.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	3.50%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Total Annual Fund Operating Expenses	0.90%	1.65%	1.65%

Example. The Example is intended to help you compare the cost of investing in Class A, Class B or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$651	$855	$1,441
Class B	$518	$720	$947	$1,485
Class C	$268	$520	$897	$1,955

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$651	$855	$1,441
Class B	$168	$520	$897	$1,485
Class C	$168	$520	$897	$1,955

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 232% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Pacific Investment Management Company LLC ("PIMCO")
selects the Fund's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the JPMorgan GBI Global Hedged in USD, which as of June 30, 2011 was 6.52 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The JPMorgan GBI Global Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. The Lipper Global Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 2.23%. For the periods shown in the bar chart, the highest quarterly return was 7.41% in the Q3 2009, and the lowest quarterly return was -3.33% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	4.04%	4.50%	5.53%
Class A Return After Taxes on Distributions(1)	2.82%	2.74%	3.68%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	2.88%	2.82%	3.66%
Class B Return Before Taxes	3.79%	4.43%	5.38%
Class C Return Before Taxes	6.30%	4.52%	5.14%
JPMorgan GBI Global Index Hedged in USD (reflects no deductions for fees, expenses or taxes)	4.24%	4.65%	4.96%

Lipper Global Income Funds Average (reflects no deductions for sales charges or taxes)	7.68%	5.81%	6.48%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Scott Mather. Mr. Mather is a Managing Director of PIMCO and he has managed the Fund since February 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO GNMA Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	3.50%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.91%	1.66%	1.66%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.65% and 1.65% for Class A, Class B and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A, Class B or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$464	$654	$860	$1,453
Class B	$519	$723	$952	$1,496
Class C	$269	$523	$902	$1,965

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$464	$654	$860	$1,453
Class B	$169	$523	$902	$1,496
Class C	$169	$523	$902	$1,965

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,990% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association ("GNMA"), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies from one to seven years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), subject to a minimum rating of Baa by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A shares (November 30, 2000), Class B and C shares (May 31, 2001), performance information shown in the bar chart and table for those classes is based on the performance of the Fund's Institutional Class shares,which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital GNMA Index is an unmanaged index covering mortgage-backed pass-through securities GNMA. The Lipper GNMA Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 3.48%. For the periods shown in the bar chart, the highest quarterly return was 4.55% in the Q1 2001, and the lowest quarterly return was -0.71% in the Q2 2004.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	3.54%	5.85%	5.86%
Class A Return After Taxes on Distributions(1)	1.10%	3.80%	4.05%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	2.38%	3.80%	3.95%
Class B Return Before Taxes	3.24%	5.79%	5.70%
Class C Return Before Taxes	5.74%	5.87%	5.47%
Barclays Capital GNMA Index (reflects no deductions for fees, expenses or taxes)	6.67%	6.29%	5.86%

Lipper GNMA Funds Average (reflects no deductions for sales charges or taxes)	6.16%	5.86%	5.26%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by W. Scott Simon. Mr. Simon is a Managing Director of PIMCO and he has managed the Fund since October 2001.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Government Money Market Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment): None(1)

(1)	Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	0.33%	0.33%	0.18%
Distribution and/or Service (12b-1) Fees	0.10%	0.10%	0.25%
Total Annual Fund Operating Expenses(1)	0.43%	0.43%	0.43%
(1)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses. See "Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements" for additional information. Such waivers, if any, are not reflected in this table.

Example. The Example is intended to help you compare the cost of investing in Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$44	$138	$241	$542
Class C	$44	$138	$241	$542
Class R	$44	$138	$241	$542

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$44	$138	$241	$542
Class C	$44	$138	$241	$542
Class R	$44	$138	$241	$542

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, C and R shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the Citigroup 3-Month Treasury Bill Index. The index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The Fund began operations on 01/27/09. Index comparisions began on 01/31/09. The Lipper Institutional U.S. Government Money Markets Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities with dollar-weighted average maturities of less than 90 days.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 0.01%. For the periods shown in the bar chart, the highest quarterly return was 0.01% in the Q1 2010, and the lowest quarterly return was 0.01% in the Q1 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(01/27/09)
Class A Return Before Taxes	0.03%	0.07%
Class A Return After Taxes on Distributions(1)	0.02%	0.03%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	0.02%	0.04%
Class C Return Before Taxes	0.03%	0.07%
Citigroup 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.13%	0.14%

Lipper Institutional U.S. Government Money Markets Funds Average (reflects no deductions for sales charges or taxes)	0.02%	0.07%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is an Executive Vice President of PIMCO and he has managed the Fund since January 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO High Yield Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	3.50%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%
Total Annual Fund Operating Expenses	0.90%	1.65%	1.65%	1.15%

Example. The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$651	$855	$1,441
Class B	$518	$720	$947	$1,485
Class C	$268	$520	$897	$1,955
Class R	$117	$365	$633	$1,398

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$651	$855	$1,441
Class B	$168	$520	$897	$1,485
Class C	$168	$520	$897	$1,955
Class R	$117	$365	$633	$1,398

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds"), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade by Moody's Investors Services, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch") or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund's assets may be invested in investment grade Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within one year (plus or minus) of the duration of the BofA Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of June 30, 2011 was 4.65 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table for Class R shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The Lipper High Current Yield Funds Average is a total return performance average of funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Performance for the Fund is updated daily and quarterly and
may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 4.11%. For the periods shown in the bar chart, the highest quarterly return was 17.01% in the Q2 2009, and the lowest quarterly return was -13.14% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	9.57%	6.13%	6.89%
Class A Return After Taxes on Distributions(1)	6.79%	3.39%	4.09%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	6.15%	3.56%	4.16%
Class B Return Before Taxes	9.50%	6.08%	6.74%
Class C Return Before Taxes	12.00%	6.15%	6.50%
Class R Return Before Taxes	13.56%	6.68%	7.03%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index (reflects no deductions for fees, expenses or taxes)	14.26%	7.61%	7.95%

Lipper High Current Yield Funds Average (reflects no deductions for sales charges or taxes)	14.28%	6.62%	7.03%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Andrew Jessop. Mr. Jessop is an Executive Vice President of PIMCO and he has managed the Fund since January 2010.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO High Yield Municipal Bond Fund

Investment Objective

The Fund seeks high current income exempt from federal income tax. Total return is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Total Annual Fund Operating Expenses	0.85%	1.60%
Fee Waiver(1)	(0.06%)	(0.06%)
Total Annual Fund Operating Expenses After Fee Waiver	0.79%	1.54%
(1)

PIMCO has contractually agreed, through July 31, 2012, to waive a portion of its advisory fee equal to 0.01% of average daily net assets. Additionally, PIMCO has contractually agreed, through July 31, 2012, to waive a portion of its supervisory and administrative fee equal to 0.05% of the average daily net assets attributable in the aggregate to the Fund's Class A and Class C shares. The contractual fee waivers renew annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$453	$618	$797	$1,316
Class C	$257	$486	$839	$1,834

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$453	$618	$797	$1,316
Class C	$157	$486	$839	$1,834

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective
by investing under normal circumstances at least 80%
of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund intends to invest a portion of its assets in high yield Municipal Bonds and "private activity" bonds that are rated (at the time of purchase) below investment grade by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality (commonly known as "junk bonds"). The Fund may also invest, without limitation, in higher rated Municipal Bonds. The Fund may invest up to 30% of its assets in "private activity" bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For shareholders subject to the AMT, distributions derived from "private activity" bonds must be included in their AMT calculations, and as such a portion of the Fund's distribution may be subject to federal income tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds.

The average portfolio duration of this Fund normally varies from four to eleven years, based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on Municipal Bonds with the potential to offer high current income, typically looking for Municipal Bonds that can provide consistently attractive current yields or that are trading at competitive market prices. The "total return" sought by the Fund consists of both income earned on its investments and capital appreciation, if any, generally arising from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class C shares (December 29, 2006), performance information shown in the table for Class C shares is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's primary benchmark is a blend of 60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index. The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody's Investors Service with a remaining maturity of at least one year. The Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. The Lipper High Yield Municipal Debt Funds Average consists of funds that invest at least 50% or more of their assets in municipal debt issues rated BBB or less.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 4.60%. For the periods shown in the bar chart, the highest quarterly return was 13.09% in the Q3 2009, and the lowest quarterly return was -21.10% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(07/31/06)
Class A Return Before Taxes	-0.09%	-0.73%
Class A Return After Taxes on Distributions(1)	-0.18%	-0.85%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	1.62%	0.02%
Class C Return Before Taxes	2.85%	-0.79%
60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	5.60%	2.67%

Lipper High Yield Municipal Debt Funds Average (reflects no deductions for sales charges or taxes)	3.83%	0.55%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Joe Deane. Mr. Deane is an Executive Vice President of PIMCO and he has managed the Fund since July 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO High Yield Spectrum Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%
Total Annual Fund Operating Expenses	0.95%	1.70%	1.20%
Fee Waiver(1)	(0.05%)	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver	0.90%	1.65%	1.15%
(1)	PIMCO has contractually agreed, through September 30, 2012, to waive a portion of its advisory fee equal to 0.05% of average daily net assets.

Example. The Example is intended to help you compare the cost of investing in Class A, Class C, or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$662	$876	$1,493
Class C	$268	$531	$918	$2,004
Class R	$117	$376	$655	$1,450

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$662	$876	$1,493
Class C	$168	$531	$918	$2,004
Class R	$117	$376	$655	$1,450

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds"), which may be represented by convertibles, warrants, forwards or derivatives such as swap agreements, rated below investment grade by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of the Fund normally varies within one year (plus or minus) of the duration of the Bank of America/Merrill Lynch Global High Yield, Constrained Index (the "Benchmark"), which as of June 30, 2011 was 4.41 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities of foreign issuers or securities denominated in foreign currencies. The Fund may invest without limit in securities and instruments of corporate issuers economically tied to emerging market countries and may invest up to 10% of its total assets in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities, that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to within 10% (plus or minus) the Benchmark's foreign currency exposure, which as of June 30, 2011 was 0%.

The Fund may invest, without limitation, in derivative instruments, such as credit default swap agreements and total return swap agreements. The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 15% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including correlation, liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

The BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index contains all securities in the BofA Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Andrew Jessop. Mr. Jessop is an Executive Vice President of PIMCO and he has managed the Fund since September 2010.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Income Fund

Investment Objective

The Fund's primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%
Other Expenses(1)	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses(2)	0.96%	1.71%	1.21%
Expense Reduction(3)	(0.05%)	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses After Expense Reduction(4)	0.91%	1.66%	1.16%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.85%, 1.60% and 1.10% for Class A, Class C and Class R shares, respectively.
(3)	PIMCO has contractually agreed, through July 31, 2012, to waive a portion of its advisory fee equal to 0.05% of average daily net assets.
(4)	Total Annual Fund Operating Expenses After Expense Reduction excluding interest expense is 0.80%, 1.55% and 1.05% for Class A, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$464	$665	$881	$1,504
Class C	$269	$534	$923	$2,015
Class R	$118	$379	$660	$1,462

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$464	$665	$881	$1,504
Class C	$169	$534	$923	$2,015
Class R	$118	$379	$660	$1,462

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 181% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund will generally allocate its assets among several investment sectors, which may include, without limitation: (i) high yield securities ("junk bonds") and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; (ii) fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; (iii) mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. However, the Fund is not required to gain exposure to any one investment sector, and the Fund's exposure to any one investment sector will vary over time. The average portfolio duration of this Fund normally varies from two to eight years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest up to 50% of its total assets in high yield securities rated below investment grade but rated at least Caa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or if unrated, determined by PIMCO to be of comparable quality (except such limitation shall not apply to the Fund's investments in mortgage- and asset-backed securities). In addition, the Fund may invest, without limitation, in securities denominated in foreign currencies. The Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, C and R shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Lipper Multi-Sector Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment grade.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 5.33%. For the periods shown in the bar chart, the highest quarterly return was 9.48% in the Q3 2009, and the lowest quarterly return was -2.57% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(03/30/07)
Class A Return Before Taxes	15.27%	8.30%
Class A Return After Taxes on Distributions(1)	12.64%	5.91%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	9.86%	5.63%
Class C Return Before Taxes	18.13%	8.62%
Class R Return Before Taxes	19.68%	9.19%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	6.54%	6.16%

Lipper Multi-Sector Income Funds Average (reflects no deductions for sales charges or taxes)	10.40%	6.07%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Daniel J. Ivascyn. Mr. Ivascyn is a Managing Director of PIMCO and he has managed the Fund since March 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Investment Grade Corporate Bond Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Total Annual Fund Operating Expenses	0.90%	1.65%

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$651	$855	$1,441
Class C	$268	$520	$897	$1,955

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$651	$855	$1,441
Class C	$168	$520	$897	$1,955

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 325% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Credit Index, which as of June 30, 2011 was 6.43 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. Investment grade debt securities are rated Baa or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of the Class A and C shares (July 30, 2004), performance information shown in the bar chart and table for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class A and C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC- registered. The Lipper Intermediate Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. The Fund began operations on 4/28/00. Index comparisons began on 4/30/00.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 4.09%. For the periods shown in the bar chart, the highest quarterly return was 9.07% in the Q2 2009, and the lowest quarterly return was -5.35% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	7.07%	7.31%	7.36%
Class A Return After Taxes on Distributions(1)	2.45%	4.68%	4.65%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	5.24%	4.77%	4.69%
Class C Return Before Taxes	9.50%	7.34%	6.97%
Barclays Capital U.S. Credit Index (reflects no deductions for fees, expenses or taxes)	8.47%	5.98%	6.54%

Lipper Intermediate Investment Grade Debt Funds Average (reflects no deductions for sales charges or taxes)	7.77%	5.23%	5.36%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Mark Kiesel. Mr. Kiesel is a Managing Director of PIMCO and he has managed the Fund since November 2002.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Long Duration Total Return Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(1)	0.01%
Total Annual Fund Operating Expenses(2)	0.91%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.90% for Class A shares.

Example. The Example is intended to help you compare the cost of investing in Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$464	$654	$860	$1,453

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$464	$654	$860	$1,453

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 240% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Long Term Government/Credit Index, which as of June 30, 2011 was 13.22 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") that are rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"),or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The Lipper Corporate Debt Funds BBB-Rated Funds Average consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional*(1)

*The year-to-date return as of June 30, 2011 is 3.92%. For the periods shown in the bar chart, the highest quarterly return was 16.10% in the Q4 2008, and the lowest quarterly return was -5.92% in the Q1 2009.

(1) The bar chart and the Average Annual Total Returns Chart show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. Class A shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Institutional Class and Class A shares have different expenses. Performance for Institutional Class shares in the Average Annual Returns Table does not reflect sales charges applicable to Class A shares.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception (8/31/06)
Institutional Class Return Before Taxes	11.64%	9.23%
Institutional Class Return After Taxes on Distributions(1)	8.54%	6.75%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	7.82%	6.49%
Barclays Capital Long-Term Government/ Credit Index (reflects no deductions for fees, expenses or taxes)	10.16%	6.87%

Lipper Corporate Debt Funds BBB-Rated Funds Average (reflects no deductions for sales charges or taxes)	9.21%	6.22%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Stephen Rodosky. Mr. Rodosky is a Managing Director of PIMCO and he has managed the Fund since July 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Long-Term Credit Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(1)	0.01%
Total Annual Fund Operating Expenses(2)	0.96%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.95% for Class A shares.

Example. The Example is intended to help you compare the cost of investing in Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$469	$669	$886	$1,509

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$469	$669	$886	$1,509

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 341% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Fund's benchmark, the Barclays Capital U.S. Long Credit Index, which as of June 30, 2011 was 12.47 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds") that are rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. Consistent with other investment limitations, the Fund may invest, without limitation, in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

 The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the Barclays Capital U.S. Long Credit Index. The index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance,which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. The Lipper General Bond Funds Average is a total return performance average of funds tracked by Lipper, Inc. that do not have any quality or maturity restrictions. These funds intend to keep the bulk of their assets in corporate and government debt issues.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional*(1)

*The year-to-date return as of June 30, 2011 is 6.07%. For the periods shown in the bar chart, the highest quarterly return was 8.09% in the Q3 2010, and the lowest quarterly return was 2.78% in the Q4 2010.

(1) The bar chart and the Average Annual Total Returns Chart show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. Class A shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Institutional Class and Class A shares have different expenses. Performance for Institutional Class shares in the Average Annual Returns Table does not reflect sales charges applicable to Class A shares.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(03/31/09)
Institutional Class Return Before Taxes	13.13%	19.92%
Institutional Class Return After Taxes on Distributions(1)	8.54%	15.84%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	8.65%	14.71%
Barclays Capital U.S. Long Credit Index (reflects no deductions for fees, expenses or taxes)	10.69%	20.63%

Lipper General Bond Funds Average (reflects no deductions for sales charges or taxes)	7.65%	11.46%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Mark Kiesel. Mr. Kiesel is a Managing Director of PIMCO and he has managed the Fund since March 2009.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Long-Term U.S. Government Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	3.50%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fees	0.575%	0.575%	0.575%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.835%	1.585%	1.585%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.825%, 1.575% and 1.575% for Class A, Class B and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A, Class B or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$457	$632	$821	$1,368
Class B	$511	$700	$913	$1,411
Class C	$261	$500	$863	$1,884

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$457	$632	$821	$1,368
Class B	$161	$500	$863	$1,411
Class C	$161	$500	$863	$1,884

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 363% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. While Pacific Investment Management Company LLC ("PIMCO") may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund's investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality and may only invest up to 25% of its total assets in securities rated Aa by Moody's, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. The Lipper General U.S. Government Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. government and agency issues.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 2.92%. For the periods shown in the bar chart, the highest quarterly return was 13.47% in the Q4 2008, and the lowest quarterly return was -7.83% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	7.46%	5.38%	6.43%
Class A Return After Taxes on Distributions(1)	3.34%	3.03%	4.15%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	5.13%	3.26%	4.21%
Class B Return Before Taxes	7.37%	5.33%	6.28%
Class C Return Before Taxes	9.84%	5.40%	6.04%
Barclays Capital Long-Term Treasury Index (reflects no deductions for fees, expenses or taxes)	9.38%	5.73%	6.57%

Lipper General U.S. Government Funds Average (reflects no deductions for sales charges or taxes)	5.86%	4.75%	4.65%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Stephen Rodosky. Mr. Rodosky is a Managing Director of PIMCO and he has managed the Fund since July 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Low Duration Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	0.75%	5.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.55%	0.50%
Total Annual Fund Operating Expenses	0.80%	1.55%	1.10%	1.05%

Example. The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$305	$475	$659	$1,193
Class B	$658	$790	$1,045	$1,643
Class C	$212	$350	$606	$1,340
Class R	$107	$334	$579	$1,283

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$305	$475	$659	$1,193
Class B	$158	$490	$845	$1,643
Class C	$112	$350	$606	$1,340
Class R	$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 461% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table for Class R shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. Prior to September 25, 2009, the BofA Merrill Lynch Indicies were known as the Merrill Lynch Indicies. The Lipper Short Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 2.03%. For the periods shown in the bar chart, the highest quarterly return was 7.01% in the Q2 2009, and the lowest quarterly return was -3.89% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	2.20%	4.73%	4.36%
Class A Return After Taxes on Distributions(1)	1.03%	3.21%	2.90%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	1.49%	3.15%	2.85%
Class B Return Before Taxes	-1.22%	4.09%	4.05%
Class C Return Before Taxes	3.25%	4.73%	4.10%
Class R Return Before Taxes	4.30%	4.95%	4.34%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	2.35%	4.17%	3.92%

Lipper Short Investment Grade Debt Funds Average (reflects no deductions for sales charges or taxes)	3.96%	3.76%	3.72%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since May 1987.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Money Market Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None(1)

(1)	Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fees	0.47%	0.47%	0.47%
Distribution and/or Service (12b-1) Fees	0.10%	1.00%	0.10%
Total Annual Fund Operating Expenses(1)	0.57%	1.47%	0.57%
(1)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses. See "Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements" for additional information. Such waivers, if any, are not reflected in this table.

Example. The Example is intended to help you compare the cost of investing in Class A, Class B or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$58	$183	$318	$714
Class B	$150	$465	$803	$1,181
Class C	$58	$183	$318	$714

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$58	$183	$318	$714
Class B	$150	$465	$803	$1,181
Class C	$58	$183	$318	$714

Principal Investment Strategies

The Fund seeks to achieve its investment objective by complying with the quality, maturity and diversification of securities requirements applicable to money market funds. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so. The Fund may invest in the following U.S. dollar-denominated instruments: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in or obligations issued by U.S. banks.

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and two indices of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares. To obtain the Fund's current yield, call 1-800-426-0107. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The Lipper Money Market Funds Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper Analytical, Inc. The Lipper Institutional Money Market Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted maturities of less than 90 days.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 0.04%. For the periods shown in the bar chart, the highest quarterly return was 1.35% in the Q1 2001, and the lowest quarterly return was 0.01% in the Q1 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	0.05%	2.29%	2.04%
Class A Return After Taxes on Distributions(1)	0.03%	1.49%	1.30%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	0.03%	1.49%	1.30%
Class B Return Before Taxes	0.05%	1.89%	1.61%
Class C Return Before Taxes	0.05%	2.30%	2.04%
Citigroup 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.13%	2.30%	2.26%
Lipper Money Market Funds Index (reflects no deductions for fees, expenses or taxes)	0.03%	2.37%	2.10%

Lipper Institutional Money Market Funds Average (reflects no deductions for sales charges or taxes)	0.07%	2.51%	2.29%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is an Executive Vice President of PIMCO and he has managed the Fund since January 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Mortgage-Backed Securities Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	3.50%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Total Annual Fund Operating Expenses	0.90%	1.65%	1.65%

Example. The Example is intended to help you compare the cost of investing in Class A, Class B or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$651	$855	$1,441
Class B	$518	$720	$947	$1,485
Class C	$268	$520	$897	$1,955

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$651	$855	$1,441
Class B	$168	$520	$897	$1,485
Class C	$168	$520	$897	$1,955

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 966% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to seven years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may,without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (July 31, 2000), performance information shown in the bar chart and table for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class A, B and C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. The Lipper U.S. Mortgage Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 2.38%. For the periods shown in the bar chart, the highest quarterly return was 5.21% in the Q3 2009, and the lowest quarterly return was -1.59% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	4.83%	5.90%	5.82%
Class A Return After Taxes on Distributions(1)	2.50%	3.62%	3.72%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	3.12%	3.69%	3.72%
Class B Return Before Taxes	4.64%	5.84%	5.67%
Class C Return Before Taxes	7.14%	5.92%	5.43%
Barclays Capital U.S. MBS Fixed Rate Index (reflects no deductions for fees, expenses or taxes)	5.50%	6.38%	5.91%

Lipper U.S. Mortgage Funds Average (reflects no deductions for sales charges or taxes)	6.64%	4.98%	4.78%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by W. Scott Simon. Mr. Simon is a Managing Director of PIMCO and he has managed the Fund since April 2000.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Municipal Bond Fund

Investment Objective

The Fund seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	5.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.75%
Total Annual Fund Operating Expenses	0.75%	1.50%	1.25%

Example. The Example is intended to help you compare the cost of investing in Class A, Class B or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$449	$606	$776	$1,270
Class B	$653	$774	$1,018	$1,588
Class C	$227	$397	$686	$1,511

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$449	$606	$776	$1,270
Class B	$153	$474	$818	$1,588
Class C	$127	$397	$686	$1,511

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or "private activity" bonds. For shareholders subject to the federal alternative minimum tax ("AMT"), distributions derived from "private activity" bonds must be included in their AMT calculations, and as such a portion of the Fund's distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in Municipal Bonds or "private activity" bonds which are high yield securities ("junk bonds") rated at least Ba by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally varies from three to ten years, based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. The Lipper General Municipal Debt Fund Index consists of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. It does not take into account sales charges.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 4.00%. For the periods shown in the bar chart, the highest quarterly return was 10.53% in the Q3 2009, and the lowest quarterly return was -12.53% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	0.14%	0.37%	2.76%
Class A Return After Taxes on Distributions(1)	0.02%	0.23%	2.47%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	1.34%	0.77%	2.68%
Class B Return Before Taxes	-2.50%	-0.11%	2.54%
Class C Return Before Taxes	1.73%	0.48%	2.56%
Barclays Capital Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	2.38%	4.09%	4.83%
Lipper General Municipal Debt Fund Index (reflects no deductions for fees, expenses or taxes)	1.65%	3.05%	4.11%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Joe Deane. Mr. Deane is an Executive Vice President of PIMCO and he has managed the Fund since July 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO New York Municipal Bond Fund

Investment Objective

The Fund seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	0.50%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.525%	0.525%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Total Annual Fund Operating Expenses	0.775%	1.525%

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$451	$613	$789	$1,299
Class C	$255	$482	$832	$1,818

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$451	$613	$789	$1,299
Class C	$155	$482	$832	$1,818

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax ("New York Municipal Bonds"). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. By concentrating its investments in New York, the Fund will be subject to New York State-Specific Risk.

The Fund may invest without limitation in "private activity" bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For shareholders subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds") that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from three to twelve years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts,whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A shares (October 19, 1999), and Class C shares (August 31, 2009) performance information shown in the table is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class A and Class C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital New York Insured Municipal Bond Index is an unmanaged index comprised of a broad selection of insured general obligation and revenue bonds of New York issuers with remaining maturities ranging from one year to 30 years. The Lipper New York Municipal Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 3.08%. For the periods shown in the bar chart, the highest quarterly return was 7.68% in the Q3 2009, and the lowest quarterly return was -3.84% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-0.06%	2.77%	4.15%
Class A Return After Taxes on Distributions(1)	-0.10%	2.62%	3.90%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	1.07%	2.74%	3.90%
Class C Return Before Taxes	1.26%	2.64%	3.75%
Barclays Capital New York Insured Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	2.30%	4.08%	4.94%

Lipper New York Municipal Debt Funds Average (reflects no deductions for sales charges or taxes)	1.67%	2.87%	3.86%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Joe Deane. Mr. Deane is an Executive Vice President of PIMCO and he has managed the Fund since July 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Real Return Fund

Investment Objective

The Fund seeks maximum real return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	5.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.75%	0.50%
Other Expenses(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.86%	1.61%	1.36%	1.11%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.85%, 1.60%, 1.35% and 1.10% for Class A, Class B, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$459	$639	$834	$1,396
Class B	$664	$808	$1,076	$1,710
Class C	$238	$431	$745	$1,635
Class R	$113	$353	$612	$1,352

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$459	$639	$834	$1,396
Class B	$164	$508	$876	$1,710
Class C	$138	$431	$745	$1,635
Class R	$113	$353	$612	$1,352

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 174% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the effective duration of the Barclays Capital U.S. TIPS Index which as of June 30, 2011, as converted, was 5.92 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality.

The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table for Class R shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to 10/97 represents returns of the Barclays Capital Inflation Notes Index. The Lipper Treasury Inflation-Protected Securities Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The index returns allow for a comparison of the Fund's performance to an index of funds with similar investment objectives as the Fund.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 5.02%. For the periods shown in the bar chart, the highest quarterly return was 7.58% in the Q3 2002, and the lowest quarterly return was -5.87% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	4.11%	4.96%	6.78%
Class A Return After Taxes on Distributions(1)	3.41%	3.17%	4.76%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	2.66%	3.15%	4.64%
Class B Return Before Taxes	1.53%	4.48%	6.55%
Class C Return Before Taxes	5.80%	5.08%	6.58%
Class R Return Before Taxes	7.07%	5.34%	6.84%
Barclays Capital U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)	6.31%	5.33%	7.02%

Lipper Treasury Inflation-Protected Securities Funds Average (reflects no deductions for sales charges or taxes)	5.86%	4.32%	6.29%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Mihir Worah. Mr. Worah is a Managing Director of PIMCO and he has managed the Fund since December 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Senior Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%	NONE
Redemption Fees(1)	1.00%	1.00%	1.00%
(1)	Shares that are held 30 or fewer calendar days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.	(1)	(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%
Other Expenses(1)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.12%	1.87%	1.37%
Expense Reimbursement(2)	(0.02%)	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.10%	1.85%	1.35%
(1)	"Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.
(2)

Pacific Investment Management Company LLC ("PIMCO") has contractually agreed, through July 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Class A, Class C and Class R shares, respectively (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees' fees plus such recoupment, do not exceed the Expense Limit.

Example. The Example is intended to help you compare the cost of investing in Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years
Class A	$483	$712
Class C	$288	$582
Class R	$137	$428

If you do not redeem your shares:

	1 Year	3 Years
Class A	$483	$712
Class C	$188	$582
Class R	$137	$428

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. "Fixed Income Instruments" include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities.

A senior secured debt security holds a senior position in the issuer's capital structure and is typically secured by collateral such that, under normal circumstances, holders (such as the Fund) enjoy a priority claim to some or all of the issuer's assets in the event of default as compared to other creditors of the issuer. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund may also invest in fixed-rate Fixed Income Instruments, including those with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments.

The Fund may invest in both investment grade securities and high yield securities ("junk bonds") and may primarily invest its assets in below investment grade securities subject to a maximum of 5%of its total assets in securities rated below Caa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments of issuers economically tied to emerging market countries. The Fund may also invest up to 20% of its total assets in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.

The Fund may invest in derivative instruments, such as credit default swap and total return swap agreements, interest rate swaps, futures and options, subject to applicable law and any other restrictions described in the prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including currency forwards, and may engage in short sales.

The average portfolio duration of the Fund will normally vary within one year (plus or minus) of the duration of the Credit Suisse Institutional Leveraged Loan Index, which was, as calculated by PIMCO, less than 6 months as of the date of the prospectus. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Senior Debt Risk: the risk that investing in senior debt exposes the Fund to heightened credit risk and liquidity risk. If the issuer prepays, the Fund will have to reinvest the proceeds in other senior debt or instruments that may pay lower interest rates

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance for the Fund is be updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

The Fund's benchmark index is the Credit Suisse Institutional Leverage Loan Index. The Credit Suisse Institutional Leveraged Loan Index is a sub-index of the Credit Suisse Leveraged Loan Index and is designed to more closely reflect the investment criteria of institutional investors by sampling a lower volatility component of the market. The Index is formed by excluding the following facilities from the Credit Suisse Leveraged Loan Index: facility types TL and TLa, facilities priced 90 or lower at the beginning of the month and facilities rated CC, C or Default. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Elizabeth O. MacLean. Ms. MacLean is an Executive Vice President of PIMCO and she has managed the Fund since April 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Short Duration Municipal Income Fund

Investment Objective

The Fund seeks high current income exempt from federal income tax, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	0.50%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	0.25%	0.55%
Total Annual Fund Operating Expenses	0.73%	1.03%

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$298	$453	$622	$1,111
Class C	$205	$328	$569	$1,259

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$298	$453	$622	$1,111
Class C	$105	$328	$569	$1,259

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and under normal market conditions is not expected to exceed three years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A and Class C shares (March 28, 2002), performance information shown in the bar chart and table is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class A and Class C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. The Lipper Short Municipal Debt Funds Average is a total performance average of funds tracked by Lipper, Inc. that invest in municipal debt issues with dollar-weighted maturities of less than three years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 0.58%. For the periods shown in the bar chart, the highest quarterly return was 2.58% in the Q1 2009, and the lowest quarterly return was -11.00% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-0.83%	-0.73%	0.74%
Class A Return After Taxes on Distributions(1)	-0.87%	-0.82%	0.44%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.19%	-0.31%	0.73%
Class C Return Before Taxes	0.19%	-0.57%	0.61%
Barclays Capital 1 Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	1.17%	3.35%	3.06%

Lipper Short Municipal Debt Funds Average (reflects no deductions for sales charges or taxes)	1.22%	2.55%	2.73%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Joe Deane. Mr. Deane is an Executive Vice President of PIMCO and he has managed the Fund since July 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Short-Term Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	0.50%	5.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.55%	0.50%
Total Annual Fund Operating Expenses	0.70%	1.45%	1.00%	0.95%

Example. The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$295	$444	$606	$1,076
Class B	$648	$759	$992	$1,531
Class C	$202	$318	$552	$1,225
Class R	$97	$303	$525	$1,166

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$295	$444	$606	$1,076
Class B	$148	$459	$792	$1,531
Class C	$102	$318	$552	$1,225
Class R	$97	$303	$525	$1,166

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 182% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected not to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mort-
gage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table for Class R shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The Lipper Ultra-Short Obligation Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. The index returns allow for a comparison of the Fund's performance to an index of funds with similar investment objectives as the Fund.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 0.86%. For the periods shown in the bar chart, the highest quarterly return was 3.52% in the Q2 2009, and the lowest quarterly return was -2.03% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-0.71%	2.95%	2.82%
Class A Return After Taxes on Distributions(1)	-1.06%	1.71%	1.70%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.41%	1.81%	1.75%
Class B Return Before Taxes	-4.04%	2.32%	2.52%
Class C Return Before Taxes	0.28%	3.11%	2.74%
Class R Return Before Taxes	1.33%	3.16%	2.82%
Citigroup 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.13%	2.30%	2.26%

Lipper Ultra-Short Obligation Funds Average (reflects no deductions for sales charges or taxes)	1.40%	2.24%	2.66%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is an Executive Vice President of PIMCO and he has managed the Fund since January 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Total Return Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	3.50%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%
Total Annual Fund Operating Expenses	0.85%	1.60%	1.60%	1.10%

Example. The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$459	$636	$829	$1,385
Class B	$513	$705	$921	$1,428
Class C	$263	$505	$871	$1,900
Class R	$112	$350	$606	$1,340

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$459	$636	$829	$1,385
Class B	$163	$505	$871	$1,428
Class C	$163	$505	$871	$1,900
Class R	$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 430% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of June 30, 2011 was 5.19 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity-related securities.

The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table for Class R shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Lipper Intermediate Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 2.78%. For the periods shown in the bar chart, the highest quarterly return was 6.37% in the Q3 2001, and the lowest quarterly return was -2.30% in the Q2 2004.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	4.29%	6.74%	6.43%
Class A Return After Taxes on Distributions(1)	1.91%	4.45%	4.25%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	3.08%	4.45%	4.23%
Class B Return Before Taxes	4.05%	6.69%	6.28%
Class C Return Before Taxes	6.55%	6.76%	6.04%
Class R Return Before Taxes	8.09%	7.30%	6.57%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	6.54%	5.80%	5.84%

Lipper Intermediate Investment Grade Debt Funds Average (reflects no deductions for sales charges or taxes)	7.77%	5.23%	5.36%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since May 1987.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Total Return Fund IV

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%
Other Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.86%	1.61%	1.11%
Expense Reimbursement and Fee Waiver(2)	(0.01%)	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Expense Reimbursement and Fee Waiver	0.85%	1.60%	1.10%
(1)	"Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.
(2)

Pacific Investment Management Company LLC ("PIMCO") has contractually agreed, through July 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Class A, Class C and Class R shares, respectively (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees' fees plus such recoupment, do not exceed the Expense Limit.

Example. The Example is intended to help you compare the cost of investing in Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years
Class A	$459	$636
Class C	$263	$505
Class R	$112	$350

If you do not redeem your shares:

	1 Year	3 Years
Class A	$459	$636
Class C	$163	$505
Class R	$112	$350

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The average portfolio duration of this Fund normally varies within one and a half years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of June 31, 2011 was 5.19 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest without limitation in the core sectors of the bond market including government bonds, mortgage bonds and corporate bonds and will generally seek to maintain positive exposure to these sectors. The Fund may invest only in investment grade securities of issuers that are rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, although the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest in certain derivative instruments, such as futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales, including short exposures obtained using derivative instruments, up to 10% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity-related securities, although the Fund will not invest in common stock.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as the use of when-issued, delayed delivery or forward commitment transactions, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance of the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since May 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Treasury Money Market Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment): None(1)

(1)	Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	0.33%	0.33%	0.18%
Distribution and/or Service (12b-1) Fees	0.10%	0.10%	0.25%
Other Expenses(1)	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.46%	0.46%	0.46%
Expense Reduction(2)	(0.03%)	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses After Expense Reduction(3)	0.43%	0.43%	0.43%
(1)	"Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.
(2)

PIMCO has contractually agreed, through July 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Class A, Class C and Class R shares, respectively (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees' fees, plus such recoupment, do not exceed the Expense Limit.

(3)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses. See "Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements" for additional information. Such waivers, if any, are not reflected in this table.

Example. The Example is intended to help you compare the cost of investing in Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years
Class A	$44	$138
Class C	$44	$138
Class R	$44	$138

If you do not redeem your shares:

	1 Year	3 Years
Class A	$44	$138
Class C	$44	$138
Class R	$44	$138

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Treasury securities. The Fund may invest in the following: U.S. Treasury bills, notes, trust receipts and other direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Returns Table is included.

The Fund's benchmark index is the Citigroup 3-Month Treasury Bill Index. The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

Once the Fund commences operations, performance for the Fund will be updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and
quarterly updates at http://investments.pimco.com/
QuarterlyPerformance.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is an Executive Vice President of PIMCO and he will manage the Fund as of its inception.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Unconstrained Bond Fund

Investment Objective

The Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%
Other Expenses(1)	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses(2)	1.38%	2.13%	1.63%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 1.30%, 2.05% and 1.55% for Class A, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$510	$796	$1,102	$1,970
Class C	$316	$667	$1,144	$2,462
Class R	$166	$514	$887	$1,933

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$510	$796	$1,102	$1,970
Class C	$216	$667	$1,144	$2,462
Class R	$166	$514	$887	$1,933

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,240% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from (negative) 3 years to positive 8 years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 40% of its total assets in securities rated below Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mor gage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the 3 Month USD LIBOR Index (Resets Quarterly). LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market, resetting quarterly. Prior to August 1, 2009, the Fund's benchmark index was the same 3 month LIBOR Index as described, but resetting monthly. The Lipper General Bond Funds Average is a total return performance average of funds tracked by Lipper, Inc. that do not have any quality or maturity restrictions. These funds intend to keep the bulk of their assets in corporate and government debt issues.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 0.87%. For the periods shown in the bar chart, the highest quarterly return was 5.41% in the Q2 2009, and the lowest quarterly return was -1.14% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(06/30/08)
Class A Return Before Taxes	1.27%	6.18%
Class A Return After Taxes on Distributions(1)	0.46%	4.97%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	0.83%	4.57%
Class C Return Before Taxes	3.43%	7.02%
Class R Return Before Taxes	4.96%	7.55%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	0.34%	1.15%

Lipper General Bond Funds Average (reflects no deductions for sales charges or taxes)	10.40%	8.62%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Chris Dialynas. Mr. Dialynas is a Managing Director of PIMCO and he has managed the Fund since June 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

PIMCO Unconstrained Tax Managed Bond Fund

Investment Objective

The Fund seeks maximum long-term after-tax return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 127 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses(1)	0.08%	0.08%
Total Annual Fund Operating Expenses(2)	1.18%	1.93%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 1.10% and 1.85% for Class A and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$491	$736	$1,000	$1,753
Class C	$296	$606	$1,042	$2,254

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$491	$736	$1,000	$1,753
Class C	$196	$606	$1,042	$2,254

Portfolio Turnover

 The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 401% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from (negative) 3 years to positive 10 years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund seeks to invest under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 40% of its total assets in securities rated below Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 50% of its total assets in securities denominated in foreign currencies. The Fund may invest up to 50% of its total assets in securities of foreign issuers. The Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the 3 Month USD LIBOR After Tax. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The Lipper General Bond Funds Average is a total return performance average of the funds tracked by Lipper, Inc. that do not have any quality or maturity restrictions. These funds intend to keep the bulk of their assets in corporate and government debt issues.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 1.44%. For the periods shown in the bar chart, the highest quarterly return was 2.25% in the Q3 2010, and the lowest quarterly return was -1.37% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(01/30/09)
Class A Return Before Taxes	-2.40%	1.82%
Class A Return After Taxes on Distributions(1)	-2.72%	1.31%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	-1.45%	1.32%
Class C Return Before Taxes	-0.40%	3.09%
3 Month USD LIBOR After Tax (reflects no deductions for fees, expenses or taxes)	0.22%	0.39%

Lipper General Bond Funds Average (reflects no deductions for sales charges or taxes)	7.65%	10.18%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Chris Dialynas. Mr. Dialynas is a Managing Director of PIMCO and he has managed the Fund since January 2009.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 112 of this prospectus.

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Distributor.

  The minimum initial investment for Class A, Class B and Class C shares of a Fund is $1,000 and $50 for each minimum subsequent investment, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Effective November 1, 2009, Class B shares are no longer available for purchase, except through exchanges and dividend reinvestments as described in "Sales of Class B shares" in each Fund's prospectus. You may purchase or sell (redeem) all or part of your Fund shares through a broker, dealer, or other financial intermediary, or directly from the Trust by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809 as further described in each Fund's prospectus. The Distributor reserves the right to require payment by wire or U.S. Bank check.

  There is no minimum initial or minimum additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans which wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed application form to the Trust by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

Tax Information

A Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Class A, Class B, Class C or Class R shares of the Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund(s) over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and in the chart below. The principal risks are described in this section, following the chart. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Principal Risk	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO Convertible Fund	PIMCO Diversified Income Fund	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Currency Fund	PIMCO Extended Duration Fund	PIMCO Floating Income Fund
Interest Rate	x	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x	x
High Yield	x	x	x	x	x	x	x	x	x
Market	x	x	x	x	x	x	x	x	x
Issuer	x	x	x	x	x	x	x	x	x
Liquidity	x	x	x	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x	x	x	x
Equity	x	x	x	x	x	x	x	x	x
Mortgage-Related and Other Asset-Backed	x	x	—	x	x	x	x	x	x
Foreign (Non-U.S.) Investment	—	—	x	x	x	x	x	x	x
Real Estate	—	—	x	—	x	x	x	—	—
Emerging Markets	—	—	x	x	x	x	x	x	x
Currency	—	—	x	x	x	x	x	x	x
Issuer Non-Diversification	x	x	—	—	x	x	x	—	—
Leveraging	x	x	x	x	x	x	x	x	x
Management	x	x	x	x	x	x	x	x	x
California State-Specific	x	x	—	—	—	—	—	—	—
New York State-Specific	—	—	—	—	—	—	—	—	—
Municipal Project-Specific	x	x	—	—	—	—	—	—	—
Short Sale	x	x	x	x	x	x	x	x	x
Convertible Securities	—	—	x	—	—	—	—	—	—
Senior Debt	—	—	—	—	—	—	—	—	—

Principal Risk	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Foreign Bond Fund (US Dollar-Hedged)	PIMCO Global Advantage Strategy Bond Fund	PIMCO Global Bond Fund (US Dollar-Hedged)	PIMCO GNMA Fund	PIMCO Government Money Market Fund	PIMCO High Yield Fund	PIMCO High Yield Municipal Bond Fund	PIMCO High Yield Spectrum Fund
Interest Rate	x	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x	x
High Yield	x	x	x	x	—	—	x	x	x
Market	x	x	x	x	x	—	x	x	x
Issuer	x	x	x	x	x	—	x	x	x
Liquidity	x	x	x	x	x	—	x	x	x
Derivatives	x	x	x	x	x	—	x	x	x
Equity	x	x	x	x	x	—	x	x	x
Mortgage-Related and Other Asset-Backed	x	x	x	x	x	—	x	x	—
Foreign (Non-U.S.) Investment	x	x	x	x	x	—	x	—	x
Real Estate	—	—	—	—	—	—	—	—	—
Emerging Markets	x	x	x	x	x	—	x	—	x
Currency	x	x	x	x	—	—	x	—	x
Issuer Non-Diversification	x	x	x	x	—	—	—	x	—
Leveraging	x	x	x	x	x	—	x	x	x
Management	x	x	x	x	x	x	x	x	x
California State-Specific	—	—	—	—	—	—	—	x	—
New York State-Specific	—	—	—	—	—	—	—	x	—
Municipal Project-Specific	—	—	—	—	—	—	—	x	—
Short Sale	x	x	x	x	x	—	x	x	x
Convertible Securities	—	—	—	—	—	—	—	—	—
Senior Debt	—	—	—	—	—	—	—	—	—

Principal Risk	PIMCO Income Fund	PIMCO Investment Grade Corporate Bond Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term Credit Fund	PIMCO Long-Term US Government Fund	PIMCO Low Duration Fund	PIMCO Money Market Fund	PIMCO Mortgage-Backed Securities Fund	PIMCO Municipal Bond Fund
Interest Rate	x	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x	x
High Yield	x	x	x	x	—	x	—	—	x
Market	x	x	x	x	x	x	x	x	x
Issuer	x	x	x	x	x	x	x	x	x
Liquidity	x	x	x	x	—	x	—	x	x
Derivatives	x	x	x	x	x	x	—	x	x
Equity	x	x	x	x	x	x	—	x	x
Mortgage-Related and Other Asset-Backed	x	x	x	x	x	x	—	x	x
Foreign (Non-U.S.) Investment	x	x	x	x	—	x	x	x	—
Real Estate	—	—	—	—	—	—	—	—	—
Emerging Markets	x	x	x	x	—	x	—	x	—
Currency	x	x	x	x	—	x	—	—	—
Issuer Non-Diversification	x	—	—	—	—	—	—	—	—
Leveraging	x	x	x	x	x	x	—	x	x
Management	x	x	x	x	x	x	x	x	x
California State-Specific	—	—	—	—	—	—	—	—	x
New York State-Specific	—	—	—	—	—	—	—	—	x
Municipal Project-Specific	—	—	—	—	—	—	—	—	x
Short Sale	x	x	x	x	x	x	—	x	x
Convertible Securities	—	—	—	—	—	—	—	—	—
Senior Debt	—	—	—	—	—	—	—	—	—

Principal Risk	PIMCO New York Municipal Bond Fund	PIMCO Real Return Fund	PIMCO Senior Floating Rate Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Short-Term Fund	PIMCO Total Return Fund	PIMCO Total Return IV Fund	PIMCO Treasury Money Market Fund	PIMCO Unconstrained Bond Fund	PIMCO Unconstrained Tax Managed Bond Fund
Interest Rate	x	x	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x	x	x
High Yield	x	x	x	—	x	x	—	—	x	x
Market	x	x	x	x	x	x	x	—	x	x
Issuer	x	x	x	x	x	x	x	—	x	x
Liquidity	x	x	x	x	x	x	x	—	x	x
Derivatives	x	x	x	x	x	x	x	—	x	x
Equity	x	x	—	x	x	x	x	—	x	x
Mortgage-Related and Other Asset-Backed	x	x	—	x	x	x	x	—	x	x
Foreign (Non-U.S.) Investment	—	x	x	—	x	x	x	—	x	x
Real Estate	—	—	—	—	—	—	—	—	—	—
Emerging Markets	—	x	x	—	—	x	x	—	x	x
Currency	—	x	—	—	x	x	—	—	x	x
Issuer Non-Diversification	x	x	—	—	—	—	—	—	—	—
Leveraging	x	x	x	x	x	x	x	—	x	x
Management	x	x	x	x	x	x	—	x	x	x
California State-Specific	—	—	—	x	—	—	x	—	—	x
New York State-Specific	x	—	—	x	—	—	—	—	—	x
Municipal Project-Specific	x	—	—	x	—	—	—	—	—	x
Short Sale	x	x	x	x	x	x	x	—	x	x
Convertible Securities	—	—	—	—	—	x	x	—	—	—
Senior Debt	—	—	x	—	—	—	—	—	—	—

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's shares.

Senior Debt Risk

Because it invests in below-investment grade senior debt, the PIMCO Senior Floating Rate Fund may be subject to greater levels of credit risk than funds that do not invest in such debt. The PIMCO Senior Floating Rate Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly-available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the PIMCO Senior Floating Rate Fund will have to reinvest the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal Bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest. To the extent that the PIMCO Money Market Fund invests 25% or more of its assets in obligations issued by U.S. banks, the Fund will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative. The PIMCO Senior Floating Rate Fund's investments in high yield senior debt expose the Fund to the risk that a court will subordinate the senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk

A Fund that invests in real estate-linked derivative instruments is subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a real estate investment trust ("REIT") is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 as amended (the "Code"). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently. Accordingly, a Fund that invests in a wide range of emerging market securities (e.g., different regions or countries, asset classes, issuers, sectors or credit qualities) may perform differently in response to such instability than a Fund investing in a more limited range of emerging market securities. For example, a Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. A Fund may not know the identity of trading counterparties, which may increase the possibility of the Fund not receiving payment or delivery of securities in a transaction.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund, particularly the PIMCO Emerging Markets Currency Fund, invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers increases risk. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer than funds that are "diversified." Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) or otherwise cover the transactions that may give rise to such risk. Certain Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

California State-Specific Risk

A Fund that concentrates its investments in California Municipal Bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk

A Fund that concentrates its investments in New York Municipal Bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York Municipal Bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York Municipal Bonds held by such Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Municipal Project-Specific Risk

A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Sale Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.  The PIMCO Total Return Fund IV plans to limit short sales, including short exposures obtained using derivative instruments, to 10% of its total assets.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security. Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of each Fund's holdings.

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2011, PIMCO had approximately $1.3 trillion in assets under management.

Management Fees

Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee. The Funds will pay monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

	Management Fees
Fund Name	Class A	Class B	Class C	Class R
PIMCO California Intermediate Municipal Bond Fund	0.525%	N/A	0.525%	N/A
PIMCO California Short Duration Municipal Income Fund	0.48%	N/A	0.48%	N/A
PIMCO Convertible Fund	0.80%	N/A	0.80%	N/A
PIMCO Diversified Income Fund	0.90%	0.90%	0.90%	N/A
PIMCO Emerging Local Bond Fund	1.10%	N/A	1.10%	N/A
PIMCO Emerging Markets Bond Fund	1.00%	1.00%	1.00%	N/A
PIMCO Emerging Markets Currency Fund	1.00%	N/A	1.00%	N/A
PIMCO Extended Duration Fund	0.65%	N/A	N/A	N/A
PIMCO Floating Income Fund	0.70%	N/A	0.70%	N/A
PIMCO Foreign Bond Fund (Unhedged)	0.65%	N/A	0.65%	N/A
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.65%	0.65%	0.65%	0.65%
PIMCO Global Advantage Strategy Bond Fund	0.85%	N/A	0.85%	0.85%
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.65%	0.65%	0.65%	N/A
PIMCO GNMA Fund	0.65%	0.65%	0.65%	N/A
PIMCO Government Money Market Fund	0.33%	N/A	0.33%	0.18%
PIMCO High Yield Fund	0.65%	0.65%	0.65%	0.65%
PIMCO High Yield Municipal Bond Fund	0.60%	N/A	0.60%	N/A
PIMCO High Yield Spectrum Fund	0.70%	N/A	0.70%	0.70%
PIMCO Income Fund	0.60%	N/A	0.60%	0.60%
PIMCO Investment Grade Corporate Bond Fund	0.65%	N/A	0.65%	N/A
PIMCO Long Duration Total Return Fund	0.65%	N/A	N/A	N/A
PIMCO Long-Term Credit Fund	0.70%	N/A	N/A	N/A
PIMCO Long-Term U.S. Government Fund	0.575%	0.575%	0.575%	N/A
PIMCO Low Duration Fund	0.55%	0.55%	0.55%	0.55%
PIMCO Money Market Fund	0.47%	0.47%	0.47%	N/A
PIMCO Mortgage-Backed Securities Fund	0.65%	0.65%	0.65%	N/A
PIMCO Municipal Bond Fund	0.50%	0.50%	0.50%	N/A
PIMCO New York Municipal Bond Fund	0.525%	N/A	0.525%	N/A
PIMCO Real Return Fund	0.60%	0.60%	0.60%	0.60%
PIMCO Short Duration Municipal Income Fund	0.48%	N/A	0.48%	N/A
PIMCO Short-Term Fund	0.45%	0.45%	0.45%	0.45%
PIMCO Total Return Fund	0.60%	0.60%	0.60%	0.60%
PIMCO Unconstrained Bond Fund	1.05%	N/A	1.05%	1.05%
PIMCO Unconstrained Tax Managed Bond Fund	0.85%	N/A	0.85%	N/A

The PIMCO Treasury Money Market Fund was not operational during the fiscal year ended March 31, 2011. The Management Fees for the Class A, Class C and Class R shares of the PIMCO Treasury Money Market Fund are at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately): 0.33%, 0.33% and 0.18%. The PIMCO Total Return Fund IV was not operational during the fiscal year ended March 31, 2011. The Management Fees for the Class A, Class C and Class R shares of the PIMCO Total Return Fund IV are at the following annual rate (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately): 0.60%. The PIMCO Senior Floating Rate Fund was not operational during the fiscal year ended March 31, 2011. The Management Fees for the Class A, Class C, and Class R shares of the PIMCO Senior Floating Rate Fund are at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately): 0.85%, 0.85%, and 0.85%.

  Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2011, the following Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund Name	Advisory Fees(1) All Classes
PIMCO California Intermediate Municipal Bond Fund	0.225%
PIMCO California Short Duration Municipal Income Fund	0.18%
PIMCO Convertible Fund	0.40%
PIMCO Diversified Income Fund	0.45%
PIMCO Emerging Local Bond Fund	0.45%
PIMCO Emerging Markets Bond Fund	0.45%
PIMCO Emerging Markets Currency Fund	0.45%
PIMCO Extended Duration Fund	0.25%
PIMCO Floating Income Fund	0.30%
PIMCO Foreign Bond Fund (Unhedged)	0.25%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.25%
PIMCO Global Advantage Strategy Bond Fund	0.40%
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.25%
PIMCO GNMA Fund	0.25%
PIMCO Government Money Market Fund	0.12%
PIMCO High Yield Fund	0.25%
PIMCO High Yield Municipal Bond Fund	0.30%(2)
PIMCO High Yield Spectrum Fund	0.30%(3)
PIMCO Income Fund	0.25%(4)
PIMCO Investment Grade Corporate Bond Fund	0.25%
PIMCO Long Duration Total Return Fund	0.25%
PIMCO Long-Term Credit Fund	0.30%
PIMCO Long-Term U.S. Government Fund	0.225%
PIMCO Low Duration Fund	0.25%
PIMCO Money Market Fund	0.12%
PIMCO Mortgage-Backed Securities Fund	0.25%
PIMCO Municipal Bond Fund	0.20%
PIMCO New York Municipal Bond Fund	0.225%
PIMCO Real Return Fund	0.25%
PIMCO Short Duration Municipal Income Fund	0.18%
PIMCO Short-Term Fund	0.25%
PIMCO Total Return Fund	0.25%
PIMCO Unconstrained Bond Fund	0.60%
PIMCO Unconstrained Tax Managed Bond Fund	0.40%
(1)	For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 160.
(2)	PIMCO has contractually agreed, through July 31, 2012, to waive 0.01% of the advisory fee to 0.29%.
(3)	PIMCO has contractually agreed, through July 31, 2012, to waive 0.05% of the advisory fee to 0.25%.
(4)	PIMCO has contractually agreed, through July 31, 2012, to waive 0.05% of the advisory fee to 0.20%.

The PIMCO Treasury Money Market Fund was not operational during the fiscal year ended March 31, 2011. The advisory fee for the PIMCO Treasury Money Market Fund is at an annual rate of 0.12% based upon the average daily net assets of the Fund. The PIMCO Total Return Fund IV was not operational during the fiscal year ended March 31, 2011. The advisory fee for the PIMCO Total Return Fund IV is at an annual rate of 0.25% based upon the average daily net assets of the Fund. The PIMCO Senior Floating Rate Fund was not operational during the fiscal year ended March 31, 2011. The advisory fee for the PIMCO Senior Floating Rate Fund is at an annual rate of 0.50% based upon the average daily net assets of the Fund.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contract is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2010. A discussion of the basis for the Board of Trustees' approval of the PIMCO Senior Floating Rate Fund, PIMCO Total Return Fund IV and PIMCO Treasury Money Market Fund investment advisory contract will be available in each Fund's first Annual or Semi-Annual Report to shareholders.

  Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Class A, Class B, Class C and Class R shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for Class A, Class B, Class C and Class R shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Class A, Class B, Class C and Class R shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2011, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Supervisory and Administrative Fee(1)
Fund Name	Classes A, B and C	Class R
PIMCO California Intermediate Municipal Bond Fund	0.30%	N/A
PIMCO California Short Duration Municipal Income Fund	0.30%	N/A
PIMCO Convertible Fund	0.40%	N/A
PIMCO Diversified Income Fund	0.45%	N/A
PIMCO Emerging Local Bond Fund	0.65%	N/A
PIMCO Emerging Markets Bond Fund	0.55%	N/A
PIMCO Emerging Markets Currency Fund	0.55%	N/A
PIMCO Extended Duration Fund	0.40%	N/A
PIMCO Floating Income Fund	0.40%	N/A
PIMCO Foreign Bond Fund (Unhedged)	0.40%	N/A
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.40%	0.40%
PIMCO Global Advantage Strategy Bond Fund	0.45%	0.45%
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.40%	N/A
PIMCO GNMA Fund	0.40%	N/A
PIMCO Government Money Market Fund	0.21%	0.06%
PIMCO High Yield Fund	0.40%	0.40%
PIMCO High Yield Municipal Bond Fund	0.30%(2)	N/A
PIMCO High Yield Spectrum Fund	0.40%	0.40%
PIMCO Income Fund	0.35%	0.35%
PIMCO Investment Grade Corporate Bond Fund	0.40%	N/A
PIMCO Long Duration Total Return Fund	0.40%	N/A
PIMCO Long-Term Credit Fund	0.40%	N/A
PIMCO Long-Term U.S. Government Fund	0.35%	N/A
PIMCO Low Duration Fund	0.30%	0.30%
PIMCO Money Market Fund	0.35%	N/A
PIMCO Mortgage-Backed Securities Fund	0.40%	N/A
PIMCO Municipal Bond Fund	0.30%	N/A
PIMCO New York Municipal Bond Fund	0.30%	N/A
PIMCO Real Return Fund	0.35%	0.35%
PIMCO Short Duration Municipal Income Fund	0.30%	N/A
PIMCO Short-Term Fund	0.20%	0.20%
PIMCO Total Return Fund	0.35%	0.35%
PIMCO Unconstrained Bond Fund	0.45%	0.45%
PIMCO Unconstrained Tax Managed Bond Fund	0.45%	N/A
(1)	For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 160.
(2)	PIMCO has contractually agreed, through July 31, 2012, to waive 0.05% of the supervisory and administrative fee to 0.25%.

The PIMCO Treasury Money Market Fund was not operational during the fiscal year ended March 31, 2011. The supervisory and administrative fees for the Class A, Class C and Class R shares of the PIMCO Treasury Money Market Fund are at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately): 0.21%, 0.21% and 0.06%. The Class A and Class C shares of the PIMCO Convertible Fund were not operational during the fiscal year ended March 31, 2011. The supervisory and administrative fees for the Class A and Class C shares of the PIMCO Convertible Fund are at the following annual rate (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately): 0.40%. The PIMCO Senior Floating Rate Fund was not operational during the fiscal year ended March 31, 2011. The supervisory and administrative fees for the Class A, Class C, and Class R shares of the Fund are at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately): 0.35%, 0.35% and 0.35%. The PIMCO Total Return Fund IV was not operational during the fiscal year ended March 31, 2011. The supervisory and administrative fees for the Class A, Class C and Class R shares of the PIMCO Total Return Fund IV are at the following annual rate (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately): 0.35%.

PIMCO has contractually agreed for the PIMCO Treasury Money Market Fund, through July 31, 2012, to reduce total annual fund operating expenses for the Fund's separate classes of shares, by waiving a portion of the Fund's supervisory and administrative fee or reimbursing the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to a separate class of shares, respectively. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods not exceeding three years, provided that organizational expenses and pro rata Trustees' fees, plus recoupment, do not exceed the Expense Limit.

PIMCO has contractually agreed, through July 31, 2012, to reduce total annual fund operating expenses for the PIMCO Total Return Fund IV's separate classes of shares, by waiving a portion of the Fund's supervisory and administrative fee or reimbursing the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to a separate class of shares, respectively. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods not exceeding three years, provided that organizational expenses and pro rata Trustees' fees, plus recoupment, do not exceed the Expense Limit.

PIMCO has contractually agreed, through July 31, 2012, to reduce total annual fund operating expenses for the PIMCO Senior Floating Rate Fund's separate classes of shares, by waiving a portion of the Fund's supervisory and administrative fee or reimbursing the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of that Fund's average net assets attributable to a separate class of shares, respectively. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods not exceeding three years, provided that organizational expenses and pro rata Trustees' fees, plus recoupment, do not exceed the Expense Limit.

Temporary Fee Waivers, Reductions and Reimbursements

To maintain certain net yields for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds, PIMCO and the Trust's Distributor, PIMCO Investments LLC (the "Distributor"), have entered into a fee and expense limitation agreement with such Funds (the "Agreement") pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of a Fund's supervisory and administrative fee, any distribution and/or service (12b-1) fees applicable to a class of a Fund, or a Fund's advisory fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO may recoup from a Fund any portion of the supervisory and administrative fee or advisory fee waived, reduced or reimbursed pursuant to the Agreement (the "Reimbursement Amount") during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the expense limitation agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount;
3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of a Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived, except the Funds will not reimburse PIMCO or the Distributor for any portion of the distribution and/or service fees (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Funds will maintain a positive net yield.

To the extent PIMCO or the Distributor waives, reduces or reimburses any portion of the distribution and/or service (12b-1) fees pursuant to the Agreement, PIMCO or its affiliates may pay or reimburse financial institutions for services for which such financial institutions normally receive distribution and/or service (12b-1) fees from the applicable Fund out of PIMCO's or the Distributor's own assets. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Funds. Such activities by PIMCO or the Distributor may provide incentives to financial institutions to sell shares of the Funds. Additionally, these activities may give PIMCO or the Distributor additional access to sales representatives of such financial institutions, which may increase sales Fund shares.

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

PIMCO California Intermediate Municipal Bond
PIMCO California Short Duration Municipal Income
PIMCO High Yield Municipal Bond
PIMCO Municipal Bond
PIMCO New York Municipal Bond
PIMCO Short Duration Municipal Income

	Joe Deane	7/11 7/11 7/11 7/11 7/11 7/11

Executive Vice President, PIMCO. He joined PIMCO in 2011 and is the head of the municipal bond portfolio management team. Prior to joining PIMCO, he served as Managing Director, Co-Head of the Tax-Exempt Department for Western Asset Management Company. Previously he was Managing Director, Head of Tax-Exempt Investments for Smith Barney/Citigroup Asset Management from 1993 to 2005.

PIMCO Convertible Fund	Jonathan Horne	03/10

Senior Vice President, PIMCO. Mr. Horne currently focuses on credit derivatives and relative value and previously served on the interest rate derivatives desk, where he specialized in U.S. dollar swaps and swaptions. Prior to joining PIMCO in 2006, he focused on risk management and volatility trading for a multi-strategy hedge fund.

PIMCO Diversified Income PIMCO Floating Income	Curtis Mewbourne	10/05 10/05	Managing Director, PIMCO. He is a portfolio manager and senior member of PIMCO's portfolio management and strategy group, specializing in credit portfolios. He joined PIMCO in 1999.
PIMCO Emerging Local Bond PIMCO Emerging Markets Currency	Michael Gomez	12/06(*) 5/05*

Executive Vice President, PIMCO. He has been a member of the emerging markets team since joining PIMCO in 2003. Prior to joining PIMCO, Mr. Gomez was associated with Goldman Sachs where he was responsible for proprietary trading of bonds issued by Latin American countries. Mr. Gomez joined Goldman Sachs in July 1999.

PIMCO Foreign Bond (Unhedged) PIMCO Foreign Bond (U.S. Dollar-Hedged) PIMCO Global Bond (U.S. Dollar-Hedged)	Scott A. Mather	2/08 2/08 2/08	Managing Director, PIMCO. He is a member of PIMCO's Investment Committee and head of global portfolio management. Mr. Mather joined PIMCO in 1998.
PIMCO Global Advantage Strategy Bond(**)	Mohamed El-Erian	2/09(*)

Co-CEO and Co-CIO, PIMCO. He re-joined PIMCO in December 2007 after serving for 2 years as President and CEO of Harvard Management Company (HMC), the entity that manages Harvard University's endowment and related accounts. Dr. El- Erian also served as a member of the faculty of Harvard Business School and as deputy treasurer of Harvard University. Dr. El-Erian initially joined PIMCO in 1999 and was a Managing Director and a senior member of PIMCO's portfolio management and investment strategy group.

PIMCO Emerging Markets Bond PIMCO Global Advantage Strategy Bond(**)	Ramin Toloui	1/11 2/09(*)

Executive Vice President, PIMCO. He joined PIMCO in 2006 and is a portfolio manager specializing in global economics and emerging markets. Prior to joining PIMCO, he worked for seven years in the international division of the U.S. Department of the Treasury, including as director of the Office of the Western Hemisphere and senior advisor to the Under Secretary for International Affairs.

PIMCO GNMA PIMCO Mortgage-Backed Securities	W. Scott Simon	10/01 4/00

Managing Director, PIMCO. He joined PIMCO as a portfolio manager in 2000. Prior to joining PIMCO, he was a Senior Managing Director and co-head of Mortgage Backed Securities pass-through trading at Bear Stearns & Co.

PIMCO High Yield PIMCO High Yield Spectrum	Andrew Jessop	1/10 9/10*

Executive Vice President of PIMCO. Mr. Jessop joined PIMCO in 2009, as a senior portfolio manager and head of the high yield team. Prior to joining PIMCO, he was a managing director, portfolio manager and co-head of the high yield group at Goldman Sachs Asset Management, where he spent twelve years.

PIMCO Government Money Market PIMCO Money Market PIMCO Short-Term PIMCO Treasury Money Market	Jerome Schneider	1/11 1/11 1/11 *

Executive Vice President, PIMCO.  He joined PIMCO in 2008.  Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage related funding transactions.  Mr. Schneider joined Bear Stearns in 1995.

PIMCO Low Duration PIMCO Total Return PIMCO Total Return IV	William H. Gross	5/87(*) 5/87* 5/11*	Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. Mr. Gross has been associated with PIMCO since 1971.
PIMCO Investment Grade Corporate Bond PIMCO Long-Term Credit	Mark Kiesel	11/02 3/09(*)

Managing Director, PIMCO. He is a portfolio manager and a senior member of PIMCO's investment strategy group. He has served as a Portfolio Manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

PIMCO Extended Duration PIMCO Long Duration Total Return PIMCO Long-Term U.S. Government	Stephen Rodosky	7/07 7/07 7/07	Managing Director, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.
PIMCO Income	Daniel J. Ivascyn	3/07(*)	Managing Director, PIMCO. He joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group as well as T. Rowe Price and Fidelity Investments.
PIMCO Real Return	Mihir Worah	12/07	Managing Director, PIMCO. Mr. Worah is a portfolio manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team.
PIMCO Senior Floating Rate	Elizabeth O. MacLean	4/11*

Executive Vice President, PIMCO. She is a portfolio manager focusing on bank loans. Prior to joining PIMCO in 2011, she was a Partner and a portfolio manager at Lord Abbett & Co., LLC. Previously, she worked as a Managing Director and a portfolio manager at Nomura Corporate Research and Asset Management and a Vice President and a portfolio manager at Pilgrim Investments (now ING Pilgrim). Ms. MacLean has over 23 years of experience in the financial services industry.

PIMCO Unconstrained Bond PIMCO Unconstrained Tax Managed Bond	Chris Dialynas	6/08(*) 1/09*	Managing Director, PIMCO. He joined PIMCO in 1980 and is a senior member of PIMCO's investment strategy group.
(*)	Inception of the Fund.
(**)	Dr. El-Erian has overall responsibility for managing the Fund. Mr. Toloui is responsible for portfolio construction and security selection.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

Distributor

The Trust's Distributor is PIMCO Investments LLC ("Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all account requests should be mailed to the Trust's transfer agent and should not be mailed directly to the Distributor.

Classes of Shares--Class A, B, C and Class R Shares

The Trust offers investors Class A, Class B, Class C and Class R shares in this prospectus. Subject to the qualifications described below under "Sale of Class B Shares," effective November 1, 2009, Class B shares of the Funds are no longer available for purchase. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust's multi-class arrangements is included in the Statement of Additional Information and can be obtained free of charge from the Distributor.

Class A Shares

  You pay an initial sales charge when you buy Class A shares of any Fund, except the PIMCO Government Money Market Fund, PIMCO Money Market Fund and PIMCO Treasury Money Market Fund. The maximum initial sales charge is 5.50% for the PIMCO Convertible Fund;  2.25% for the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds; and 3.75% for all other Funds. The sales charge is deducted from your investment so that not all of your purchase payment is invested.
  You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 ($250,000 in the case of the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds) or more of Class A shares. Please see the Statement of Additional Information for details.
  Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.
  You normally pay no contingent deferred sales charge ("CDSC") when you redeem Class A shares, although you may pay a 1% CDSC (0.50% in the case of the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds and 0.75% in the case of the PIMCO Low Duration Fund) if you purchase $1,000,000 ($250,000 in the case of the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds) or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds are not subject to an initial sales charge and, thus, are not subject to a CDSC. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Statement of Additional Information for details.

Class B Shares

  You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.
  You normally pay a CDSC of up to 3.5% (5% in the case of the PIMCO Low Duration, PIMCO Municipal Bond, PIMCO Real Return and PIMCO Short-Term Funds) if you redeem Class B shares during the first five years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CSDC if you redeem Class B shares during the sixth year or thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.
  Class B shares of the PIMCO Low Duration and PIMCO Short-Term Funds are subject to higher 12b-1 fees than Class A shares for the first eight years they are held (seven years for Class B shares purchased prior to January 1, 2002). Class B shares of all other Funds are subject to higher 12b-1 fees than Class A shares for the first five years they are held (seven years for Class B shares purchased prior to January 1, 2002 and eight years for Class B shares purchased from January 1, 2002 through September 30, 2004). During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.
  Class B shares of the PIMCO Low Duration, PIMCO Real Return and PIMCO Short-Term Funds automatically convert into Class A shares after they have been held for eight years. Class B shares of all other Funds convert to Class A shares after they have been held for five years (eight years for Class B shares purchased from January 1, 2002 through September 30, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares of all Funds purchased prior to January 1, 2002, is seven years.)

Class C Shares

  You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

  You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase (except the PIMCO Government Money Market Fund, PIMCO Money Market Fund and PIMCO Treasury Money Market Fund). The Class C CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

  Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

  Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after either five, seven or eight years (as more fully described above), Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the Class C shares are held for periods longer than those prescribed above after which time Class B shares convert into Class A shares (five, seven or eight years, as applicable).

Some or all of the payments described below are paid or "reallowed" to financial intermediaries. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges—Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value ("NAV") of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper "breakpoint" discount.

PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds—Class A shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	2.30%	2.25%
$100,000–$249,999	1.27%	1.25%
$250,000 +	0.00%(*)	0.00%(*)
(*)

As shown, investors that purchase $250,000 or more of any Fund's Class A shares will not pay any initial sales charge on the purchase. However, certain purchasers of $250,000 or more of Class A shares may be subject to a contingent deferred sales charge of 0.50% (0.75% in the case of the PIMCO Low Duration Fund) if the shares are redeemed during the first 18 months after their purchase. See "CDSCs on Class A Shares" below.

PIMCO Convertible Fund - Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.58%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%(*)	0.00%*
(*)

As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See "CDSCs on Class A Shares" below.

All other Funds (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds)—Class A shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	3.90%	3.75%
$100,000–$249,999	3.36%	3.25%
$250,000–$499,999	2.30%	2.25%
$500,000–$999,999	1.78%	1.75%
$1,000,000 +	0.00%(*)	0.00%(*)
(*)

As shown, investors that purchase $1,000,000 or more of any Fund's Class A shares will not pay any initial sales charge on the purchase. However, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See "CDSCs on Class A Shares" below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Money Market Fund, PIMCO Government Money Market Fund, and PIMCO Treasury Money Market Fund) (together, "Eligible Funds"), are summarized below and are described in greater detail in the Statement of Additional Information.

Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the "Combined Purchase Privilege") by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A shares (the "Right of Accumulation" or "Cumulative Quantity Discount") by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor.

The term "Qualifying Investor" refers to:

  an individual, such individual's spouse, such individual's children under the age of 21 years, or such individual's siblings (each a "family member") (including family trust* accounts established by such a family member); or

  a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

  an employee benefit plan of a single employer.

 ____
*For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a "family trust" is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds for which the maximum intended investment amount is $100,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Statement of Additional Information.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of PIMCO and the Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; and participants investing in certain "wrap accounts." In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges.

Required Shareholder Information and Records. In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor's eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

  all of the investor's accounts held directly with the Trust or through a financial intermediary;
  any account of the investor at another financial intermediary; and
  accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Statement of Additional Information provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the Statement of Additional Information free of charge from the Funds by written request, by visiting www.pimco.com/investments, or by calling 1-800-426-0107.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares Purchased On or After
October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	3.50%
Second	2.75%
Third	2.00%
Fourth	1.25%
Fifth	0.50%
Sixth and thereafter	0%(*)
(*)	After the fifth year, Class B shares convert into Class A shares.

Class B Shares Purchased Prior to
October 1, 2004*

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	0%**

____
* This schedule applies to all Class B shares of the PIMCO Low Duration, PIMCO Real Return and PIMCO Short-Term Funds, regardless of the date of purchase.

**  After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002, convert into Class A shares after seven years.

Class C Shares*

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

____
*Except shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds that were not acquired by exchanging Class C shares of another Fund.

CDSCs on Class A Shares

Unless a waiver applies, for purchases of Class A shares (except the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Government Money Market, PIMCO Low Duration, PIMCO Money Market, PIMCO Short Duration Municipal Income, PIMCO Short-Term and PIMCO Treasury Money Market Funds), investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) will be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. Certain purchases of Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds will be subject to a CDSC of 0.75% (for the PIMCO Low Duration Fund) or 0.50% (for the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds) if such shares are redeemed within 18 months after their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below. The Class A CDSC does not apply to the PIMCO Government Money Market Fund, PIMCO Money Market Fund and PIMCO Treasury Money Market Fund; however, if PIMCO Government Money Market Fund, PIMCO Money Market Fund or PIMCO Treasury Money Market Fund Class A shares are purchased in an amount that for any other Fund would be subject to a CDSC and are subsequently exchanged for shares of another Fund, a Class A CDSC will apply for 18 months from the date of the exchange. Please see the Statement of Additional Information for details.

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

  Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

  For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

  CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

  In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

  Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 3.5%, the Class B CDSC would be $70.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details.

Sales of Class B Shares

Effective November 1, 2009 (the "Closing Date"), Class B shares of the Funds are no longer available for purchase, except through exchanges and dividend reinvestments as discussed below. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule, as outlined above in "Class B Shares." Dividends and capital gain distributions paid on outstanding Class B shares may continue to be reinvested in Class B shares in accordance with the Funds' current policies. In addition, Class B shareholders may continue to exchange their shares for Class B shares of other Funds. Effective on and after the Closing Date, Class B shareholders who have direct accounts with the Funds that involve recurring investments in Class B shares, including through automated investment plans such as the PIMCO Funds Auto-Invest program, will have such recurring investments automatically redirected into Class A shares of the same Fund at net asset value, without any sales charges (loads). All other features of Class B shares, including Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. The Trust and the Distributor each reserves the right at any time to modify or eliminate these policies and restrictions, including on a case-by-case basis. Please call the Distributor at 1-800-426-0107, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

Class R Shares—Specified Benefit Plans

Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan's financial service firm has an agreement with the Distributor or PIMCO to utilize Class R shares in certain investment products or programs (collectively, "specified benefit plans"). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan's financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs (except through omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary ("financial service firm") authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See "How to Buy and Sell Shares — Buying Shares — Class R Shares" below. Additional shares may be purchased through a benefit plan's administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds or the Distributor (normally not to exceed an annual rate of 0.50% of a Fund's average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). PIMCO's affiliates may pay a financial service firm or specified benefit plan an additional amount not to exceed 0.25% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: providing explanations and answering inquiries regarding the Funds and shareholder accounts; providing recordkeeping and other administrative services; acting as the shareholder of record and nominee for holders of Class R shares; maintaining records of and receiving, aggregating and processing shareholder purchases and redemptions; communicating periodically with shareholders; processing and mailing trade confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other SEC-required communications to shareholders; processing, collecting and posting distributions to shareholder accounts; assisting in the establishment and maintenance of shareholder accounts; capturing and processing tax data; providing sub-accounting services; providing and maintaining elective services with respect to Class R shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; providing recordkeeping services related to purchase and redemption transactions, including providing such information as may be necessary to assume compliance with applicable blue sky requirements; and performing similar administrative services. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This prospectus should be read in connection with the specified benefit plan's and/or the financial service firm's materials regarding its fees and services.

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

There is a separate 12b-1 Plan for each class of shares offered in this prospectus. Class A shares pay only servicing fees. Class B, Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
PIMCO Government Money Market Fund	0.10%	0.00%
PIMCO Money Market Fund	0.10%	0.00%
PIMCO Treasury Money Market Fund	0.10%	0.00%
All other Funds	0.25%	0.00%
Class B
All Funds	0.25%	0.75%
Class C
PIMCO California Short Duration Municipal Income Fund	0.25%	0.30%
PIMCO Floating Income Fund	0.25%	0.30%
PIMCO Government Money Market Fund	0.10%	0.00%
PIMCO Low Duration Fund	0.25%	0.30%
PIMCO Money Market Fund	0.10%	0.00%
PIMCO Municipal Bond Fund	0.25%	0.50%
PIMCO Short Duration Municipal Income Fund	0.25%	0.30%
PIMCO Short-Term Fund	0.25%	0.30%
PIMCO Treasury Money Market Fund	0.10%	0.00%
PIMCO RealReturn Fund	0.25%	0.50%
All other Funds	0.25%	0.75%
Class R
PIMCO Government Money Market Fund	—	0.25%
All Funds	0.25%	0.25%

Because distribution fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class B, Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class B, Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for five, seven or eight years (as applicable) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the broker, dealer or financial adviser (collectively, "financial firms") through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission, depending upon the Fund involved, of up to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, PIMCO and their affiliates (for purposes of this subsection only, collectively, the "Distributor") may from time to time make payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the Funds on the financial firms' preferred or recommended fund list, granting the Distributor access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Funds and the quality of the financial firm's relationship with the Distributor.

The payments described above are made at the Distributor's expense. These payments may be made to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year's fund sales by that financial firm and (b) 0.03% of the assets invested in series of the Trust and PIMCO Equity Series. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Funds with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund's portfolio, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

How Fund Shares Are Priced

The NAV of a Fund's Class A, Class B, Class C and Class R shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Except for the PIMCO Government Money Market and the PIMCO Treasury Money Market Funds, each Fund's shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange ("NYSE") is open. PIMCO Government Money Market Fund and PIMCO Treasury Money Market Fund shares are valued as of 5:30 p.m. Eastern time, (or an earlier time if the Fund closes earlier) on each day the NYSE and Federal Reserve Bank of New York ("Federal Reserve") are open. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAVs are calculated if the Fund closes earlier, or as permitted by the SEC.

Except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds, for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies, a Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign securities that do not trade when the NYSE is open are also valued at fair value. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid and asked price in the market for such loans, as provided by a loan pricing service. Senior secured floating rate loans for which an active secondary market does mot exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan,
(c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until mext interest rate reset and maturity.

The PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds' securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund's NAV calculation time, that materially affect the values of a Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds' use of fair valuation may also help to deter "stale price arbitrage" as discussed below under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of a Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the Statement of Additional Information, which can be obtained free of charge by written request to the Funds at P.O. Box 55060, Boston, MA 02205-5060, visiting www.pimco.com/investments, or by calling 1-800-426-0107. The Statement of Additional Information provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

  Automated telephone and wire transfer procedures
  Automatic purchase, exchange and withdrawal programs
  Programs that establish a link from your Fund account to your bank account
  Special arrangements for tax-qualified retirement plans
  Investment programs which allow you to reduce or eliminate the initial sales charges
  Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

If you do not list a financial advisor and his/her brokerage firm on the account application, the Distributor is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares.

Calculation of Share Price and Redemption Payments

When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC and/or redemption fees. Except for the PIMCO Government Money Market Fund and the PIMCO Treasury Money Market Fund, NAVs are determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open. NAVs for the PIMCO Government Money Market Fund and the PIMCO Treasury Money Market Fund are determined at 5:30 p.m., Eastern time (or an earlier time if the Fund closes earlier) on each day the NYSE and Federal Reserve are open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor or Transfer Agent. There are certain exceptions where an order is received by a broker or dealer prior to the NYSE Close and then transmitted to the Distributor or Transfer Agent after the NAV has been calculated for that day (in which case the order may be processed according to that day's NAV). Please see the Statement of Additional Information for details.

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If your purchase or redemption order is received by the Distributor or Transfer Agent on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (according to the succeeding day's NAV).

Buying Shares—Classes A and C Shares

You can buy Class A or Class C shares of the Funds in the following ways:

  Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

  Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, you must open an account with the Funds and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust. If you do not list a financial advisor and his/her brokerage firm on the account application, the Distributor is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares.

If you wish to invest directly by mail, please send a check payable to PIMCO Family of Funds, along with a completed application form to the Trust by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation state-
ment. Checks for subsequent purchases should be payable to PIMCO Family of Funds and should clearly indicate your account number. Please call the Funds at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Funds reserve the right to require payment by wire or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler's checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain the Statement of Addi-
tional Information free of charge from the Funds by written request to the address above or by calling 1-800-426-0107.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. In the interest of economy and convenience, certificates for shares will not be issued.

Buying Shares—Class R Shares

Class R shares of the Funds are continuously offered to specified benefit plans. See "Class R shares—Specified Benefit Plans" above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

Specified benefit plans which wish to invest directly by mail should send a check payable to PIMCO Family of Funds, along with a completed application form to the Trust by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 1-800-426-0107 if you have any questions regarding purchases by mail.

Class R shares of the Funds will be held in a plan participant's account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant's agent. In most cases, the Trust's Transfer Agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The Distributor, in its sole discretion, may accept or reject any order for purchase of any Fund shares. No share certificates will be issued unless specifically requested in writing.

Investment Minimums

The following investment minimums apply for purchases of Class A and Class C shares.

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the initial minimum investment or subsequent investment for certain categories of investors at their discretion.

There is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since some of the Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund's non-U.S. portfolio securities and the determination of the Fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust's Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund's portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes a redemption fee on shares of the PIMCO Senior Floating Rate Fund redeemed or exchanged within 30 days after their purchase. The purpose of redemption fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See "Redemption Fees" below for further information. In certain situations, the PIMCO Senior Floating Rate Fund has elected not to impose redemption fees. See "Waiver of Redemption Fees" below for a discussion on the specific situations in which the PIMCO Senior Floating Rate Fund will not impose redemption fees.

Second, to the extent that there is a delay between a change in the value of a mutual fund's portfolio holdings, and the time when that change is reflected in the NAV of the fund's shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of a Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Equity Series and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

You may exchange your Class A, Class B, Class C or Class R shares of any Fund for the same Class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable fund's prospectus. Requests to exchange shares of the PIMCO Government Money Market or PIMCO Treasury Money Market Funds for shares of other funds of the Trust or PIMCO Equity Series received after 4:00 p.m., Eastern time, will be effected at the next day's NAV for those funds. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the PIMCO Senior Floating Rate Fund held less than 30 days may be subject to a redemption fee. See "Redemption Fees" below. Shares are exchanged on the basis of their respective NAVs, minus the redemption fee, next calculated after your exchange order is received by the Distributor.

Exchanges of Class A, B and C shares are subject to a $1,000 minimum for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this prospectus and "Taxation" in the Statement of Additional Information. If you maintain your account with the Funds, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or by calling the Funds at 1-800-426-0107.

Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge, as described in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B, C and R shares.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the Statement of Additional Information free of charge from the Funds by written request to the address above, by visiting www.pimco.com/investments or by calling 1-800-426-0107.

Selling Shares—Class A, B and C Shares

You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

  Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

  Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust's Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 55060, Boston, MA 02205-5060:

  a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

  for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Validation" below;

  any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

  any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker "street name" accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Validation" below. The Distributor may, however, waive the signature validation requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

  Telephone requests to the Transfer Agent
  Expedited wire transfers
  Automatic Withdrawal Plan
  PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC or a redemption fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of shares of the PIMCO Senior Floating Rate Fund held less than 30 days may be subject to a redemption fee. See "Redemption Fees" below.

Selling Shares—Class R Shares

Class R shares may be redeemed through the investor's plan administrator on any day the NYSE is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although specified benefit plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust's Transfer Agent and may charge for their services. Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Transfer Agent or Distributor in good order.

Redemptions of shares of the PIMCO Senior Floating Rate Fund held less than 30 days may be subject to a redemption fee. See "Redemption Fees" below.

Other Redemption Information

Redemptions of all Classes of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors, including liquidation of the Government Money Market Fund, Money Market Fund or Treasury Money Market Fund as provided in Section 22(e), and rules thereunder, of the 1940 Act. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted
by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures, as more fully described below. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may
take up to 15 days. To avoid such withholding, investors
should purchase shares by certified or bank check or by
wire transfer.

Redemptions In Kind

The Trust will redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Guarantee" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp will be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. Signature validations from financial institutions which are not participating in one of these programs will not be accepted.

Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact PIMCO Funds for additional details regarding the Funds' signature validation requirements.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application Form to effect transactions for the organization.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

  Name.

  Date of birth (for individuals).

  Residential or business street address.

  Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial insti-
tutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Exchanges of shares of the PIMCO Senior Floating Rate Fund held less than 30 days may be subject to a redemption fee. See "Redemption Fees" below.

Redemption Fees

Investors in shares of the PIMCO Senior Floating Rate Fund will be subject to a "redemption fee" on redemptions and exchanges of 1.00% of the net asset value of the shares redeemed or exchanged. Redemption fees will only be charged on shares redeemed or exchanged within 30 calendar days (the "Holding Period") after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee ("Free Shares"), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fulfill the redemption order, and in cases where a shareholder holds shares acquired on different dates, the first-in/first-out ("FIFO") method will be used to determine which additional shares are being redeemed, and therefore whether a redemption fee is payable. As a result, Free Shares will be redeemed prior to PIMCO Senior Floating Rate Fund shares that are subject to the fee. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the redemption fee to the Fund, depending upon such financial intermediaries' trade processing procedures and systems.

A new Holding Period begins the day following each acquisition of shares through a purchase or exchange (other than a Share Class Conversion (as defined below)). With respect to a Share Class Conversion (as defined below), a shareholder's Holding Period for the class of shares purchased will include the Holding Period of the other class of shares redeemed.

The purpose of redemption fees is to deter excessive, short-term trading and other abusive trading practices as described above under "Abusive Trading Practices" and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. Redemption fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. The purpose of redemption fees is also to eliminate or reduce so far as practicable any dilution of the value of the outstanding securities issued by the PIMCO Senior Floating Rate Fund. Redemption fees are paid to and retained by the PIMCO Senior Floating Rate Fund to defray certain costs described above and are not paid to or retained by PIMCO or the Distributor. Redemption fees are not sales loads or contingent deferred sales charges.

Waivers of Redemption Fees. In the following situations, the PIMCO Senior Floating Rate Fund has elected not to impose the redemption fee:

  redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
  redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);
  certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);
  redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;
  redemptions or exchanges in a discretionary asset allocation or wrap program ("wrap programs") that are made as a result of a full withdrawal from the wrap program;
  redemptions or exchanges by "Lifestyle Funds" (funds that have a predetermined asset mix tailored to the level of risk and return desired by particular investors) or participant accounts in defined contribution plans utilizing a similar model;
  redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant directed retirement plan, or any other employee benefit plan or account qualified under Section 401 of the Code;
  redemptions or exchanges in connection with distributions from a 529 plan;
  involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees;
  redemptions and exchanges effected by other mutual funds that are sponsored by PIMCO or its affiliates; and
  otherwise as PIMCO or the Trust may determine in their sole discretion.

Additionally, no redemption fee applies to a redemption of shares of any class of the PIMCO Senior Floating Rate Fund where the entirety of the proceeds of such redemption are immediately invested in another share class of the Fund (a "Share Class Conversion").

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans. Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan;
3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; 5) redemptions made in connection with a participant's termination of employment; or 6) redemptions or exchanges where the application of a redemption fee would cause the Fund, or an asset allocation program of which the Fund is a part, to fail to be considered a "qualified default investment alternative" under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. Redemption fees generally will apply to other participant-directed redemptions and exchanges.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the PIMCO Senior Floating Rate Fund's shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the PIMCO Senior Floating Rate Fund, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 30 days' notice of any material changes to the redemption fee, unless otherwise permitted by law.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-866-746-2602. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The following table shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly
All Funds other than the PIMCO Convertible Fund	•
PIMCO Convertible Fund		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

  Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
  Invest all distributions in shares of the same class of any other fund of the Trust, PIMCO Equity Series, which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
  Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For each Fund (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds), if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

With respect to the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, if a purchase order for shares is received prior to 2:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 2:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day. If shares are redeemed, dividends will stop accruing the day prior to the day the shares are redeemed.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in each Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive unless the distribution is derived from tax-exempt income and is designated as an "exempt-interest dividend."

  Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on taxable Fund distributions of taxable income or capital gains whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are generally taxable to you as ordinary income. Under current law (scheduled to expire after 2012), a portion of distributions may be qualified dividends taxable to you at a lower rate. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Fund taxable distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

  Taxes when you sell (redeem) or exchange your shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.
  Returns of capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
  A Note on the PIMCO Real Return Fund. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund's gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
  A Note on the Municipal Funds. Dividends paid to shareholders of the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO New York Municipal Bond and PIMCO Short Duration Municipal Income Funds (collectively, the "Municipal Funds") and derived from Municipal Bond interest are expected to be designated by the Funds as "exempt-interest dividends" and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for "exempt-interest dividends" from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes although the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund and PIMCO New York Municipal Bond Fund intend to arrange their affairs so that a portion of such distributions will be exempt from state taxes in the respective state. Each Municipal Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. The interest on "private activity" bonds is a tax-preference item for purposes of the federal alternative minimum tax. As a result, for shareholders that are subject to the alternative minimum tax, income derived from "private activity" bonds will not be exempt from federal income tax. The Municipal Funds seek to produce income that is generally exempt from federal income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to federal income tax. Further, the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income and PIMCO New York Municipal Bond Funds seek to produce income that is generally exempt from the relevant state's income tax and will not provide any state tax benefit to individuals that are not subject to that state's income tax.
  A Note on the PIMCO Unconstrained Tax Managed Bond Fund. Dividends paid to shareholders of the Fund and derived from Municipal Bond interest are expected to be designated by the Fund as "exempt-interest dividends" and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for "exempt-interest dividends" from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. The Fund seeks to produce income that is generally exempt from federal income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to federal income tax.
  Backup Withholding. Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Any foreign shareholders would (with certain exceptions)generally be subject to U. S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Investment Selection

Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund's investments and capital appreciation, if any, arising from increases in the market value of a Fund's holdings. Capital appreciation of Fixed Income Instruments generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting investments for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other investment selection techniques. The proportion of a Fund's assets committed to investments with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

  securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
  corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
  mortgage-backed and other asset-backed securities;
  inflation-indexed bonds issued both by governments and corporations;
  structured notes, including hybrid or "indexed" securities and event-linked bonds;
  bank capital and trust preferred securities;
  loan participations and assignments;
  delayed funding loans and revolving credit facilities;
  bank certificates of deposit, fixed time deposits and bankers' acceptances;
  repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
  debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
  obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
  obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds (other than the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities).

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Funds' shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal Bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sell pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Funds (except the PIMCO Government Money Market, PIMCO Money Market , PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying mutual fund. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying Municipal Bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The PIMCO Senior Floating Rate Fund may invest up to 5% of its total assets in mortgage- or asset-backed securities.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. Each Fund (except the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest up to 5% of its total assets in any combination of mortgage-related or other asset backed IO, PO, or inverse floater securities.

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Bank Capital Securities and Trust Preferred Securities

There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust preferred securities have the characteristics of both subordinated debt and preferred stock. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

Cash Equivalent Securities

The PIMCO Total Return Fund IV may invest in cash equivalent securities. Cash equivalent securities are defined as investment grade securities with a duration of less than one year.

High Yield Securities

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. The PIMCO Convertible, PIMCO Diversified Income, PIMCO Emerging Local Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Currency, PIMCO Global Advantage Strategy Bond, PIMCO High Yield Municipal Bond, PIMCO Unconstrained Bond and PIMCO Unconstrained Tax Managed Bond Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, each Fund (except the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in convertible securities and equity securities. The PIMCO Total Return Fund and the PIMCO Total Return Fund IV may not purchase common stock, but this limitation does not prevent the Funds from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations). The PIMCO High Yield Spectrum Fund may invest in convertible securities and equity securities, including up to 5% of its total assets in common stock and 15% of its total assets in preferred stock. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

Each Fund (except the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Long-Term U.S. Government, PIMCO Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO Treasury Money Market Funds) may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign
(non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

  Emerging Market Securities. Each Fund that may invest in foreign (non-U.S.) securities (other than the PIMCO Money Market Fund) may invest in securities and instruments that are economically tied to emerging market countries. The PIMCO High Yield Spectrum Fund may invest without limit in securities and instruments of corporate issuers economically tied to emerging market countries and may invest up to 10% of its total assets in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities, that are economically tied to emerging market countries. The PIMCO Senior Floating Rate Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Short-Term Fund may invest up to 5% of its total assets in such securities and instruments, and each other Fund is subject to the limitation on investment in emerging market securities and instruments noted in the Fund's Fund Summary. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging securities markets. In making investments in emerging market securities, a Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund (except the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Long-Term U.S. Government, PIMCO Money Market, PIMCO Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO Treasury Money Market Funds) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be
subject to restructuring arrangements or to requests for
new credit, which may cause the Fund to realize a loss of
interest or principal on any of its holdings of relevant
Brady Bonds.

Foreign (Non-U.S.) Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

  Foreign Currency Transactions. Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. The PIMCO Total Return Fund IV may not engage in options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities. The PIMCO Total Return Fund IV will limit investments in repurchase agreements to 50% of the total assets of the Fund.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund (except the PIMCO Government Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. The PIMCO Total Return Fund IV may enter into dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund (except the PIMCO Global Bond Fund (U.S. Dollar-Hedged) and the PIMCO Total Return Fund IV) may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. The PIMCO Global Bond Fund (U.S. Dollar-Hedged) and the PIMCO Total Return Fund IV may not borrow in excess of 10% of the value of their respective total assets and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

Derivatives

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market, and PIMCO Treasury Money Market Funds) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest some or all of its assets in derivative instruments. The PIMCO Total Return Fund IV will seek to limit exposure to interest rate swaps to 10% of its total assets and will limit exposure to credit default swaps to 5% of its total assets. The PIMCO Total Return Fund IV will not invest in options. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange traded fund would not correlate perfectly with the index upon which the exchange traded fund is based because the fund's return is net of fees and expenses. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Exchange-Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund (except the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Money Market, PIMCO Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO Treasury Money Market Funds) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or "earmark" assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could realize a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date. The PIMCO Total Return Fund IV will segregate or "earmark" cash equivalent securities to cover obligations associated with forward commitments, including to be announced mortgage-backed securities.

Investment in Other Investment Companies

Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio ("PAPS Short-Term Floating NAV Portfolio"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity Fixed Income Instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Small-Cap and Mid-Cap Companies

Certain Funds may invest in small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund's investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale (other than a "short sale against the box") must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.  A Fund (except the PIMCO Total Return Fund IV) may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. The PIMCO Total Return Fund IV will limit short sales, including short exposures obtained using derivative instruments, to 10% of its total assets. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

Each Fund may invest up to 15% of its net assets (5% of total assets in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund (except the PIMCO Total Return Fund IV) may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Please see a Fund's "Fund Summary-Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environment warrants, and at the discretion of its portfolio manager, some portion of the PIMCO Government Money Market and PIMCO Treasury Money Market Funds' total net assets may be uninvested. Such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low, or where no interest rate is paid at all. In such case, Fund assets will be held in cash in the Fund's custody account. Cash assets are not income-generating and would impact a Fund's current yield.

Changes in Investment Objectives and Policies

The investment objectives of the PIMCO California Short Duration Municipal Income, PIMCO Emerging Markets Currency, PIMCO Emerging Local Bond, PIMCO Extended Duration, PIMCO Floating Income, PIMCO Foreign Bond (Unhedged), PIMCO Global Advantage Strategy Bond, PIMCO Global Bond (U.S. Dollar-Hedged), PIMCO Government Money Market, PIMCO High Yield Municipal Bond, Income, PIMCO Long Duration Total Return, PIMCO Long-Term Credit, PIMCO Total Return IV, PIMCO Treasury Money Market, PIMCO Unconstrained Bond and PIMCO Unconstrained Tax Managed Bond Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Each of the PIMCO Convertible, PIMCO Emerging Local Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Currency, PIMCO Floating Income, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Advantage Strategy Bond, PIMCO Global Bond (U.S. Dollar-Hedged), PIMCO GNMA, PIMCO Government Money Market, PIMCO High Yield Spectrum, PIMCO Investment Grade Corporate Bond, PIMCO Long-Term Credit, PIMCO Long-Term U.S. Government Bond, PIMCO Mortgage-Backed Securities, PIMCO Senior Floating Rate, PIMCO Treasury Money Market, PIMCO Unconstrained Bond and PIMCO Unconstrained Tax-Managed Bond Funds has adopted a non-fundamental investment policy, and each of the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO New York Municipal Bond and PIMCO Short Duration Municipal Income Funds has adopted a fundamental investment policy, to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or Class commenced operations. Certain information reflects financial results for a single Fund share. Because the PIMCO Senior Floating Rate Fund, PIMCO Total Return Fund IV and PIMCO Treasury Money Market Fund had not commenced operations during the periods shown, financial performance information is not provided for the Funds. For the PIMCO Convertible, PIMCO Extended Duration, PIMCO Long Duration Total Return and PIMCO Long-Term Credit Funds, the information below reflects financial results for Institutional Class shares of the Funds, which are offered in a separate prospectus. Class A shares of the PIMCO Convertible, PIMCO Extended Duration, PIMCO Long Duration Total Return and PIMCO Long-Term Credit Funds had not commenced operations during the periods shown. The performance shown below differs from that which would have been achieved by Class A shares of the PIMCO Convertible, PIMCO Extended Duration, PIMCO Long Duration Total Return and PIMCO Long-Term Credit Funds to the extent Class A shares have different expenses than Institutional Class shares. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge upon request from the Distributor. The annual report is also available for download free of charge at www.pimco.com/investments.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO California Intermediate Municipal Bond Fund
Class A
03/31/2011	$9.39	$0.33	$(0.10)	$0.23	$(0.33)	$(0.33)	$9.29	2.41%	$37,061	0.775%		0.775%		0.775%		0.775%		3.45%		22%
03/31/2010	8.72	0.34	0.67	1.01	(0.34)	(0.34)	9.39	11.75	32,593	0.775		0.775		0.775		0.775		3.73		47
03/31/2009	9.47	0.37	(0.74)	(0.37)	(0.38)	(0.38)	8.72	(3.99)	39,954	0.775		0.775		0.775		0.775		4.05		72
03/31/2008	9.93	0.38	(0.47)	(0.09)	(0.37)	(0.37)	9.47	(0.95)	33,277	0.795	(c)	0.795	(c)	0.795	(c)	0.795	(c)	3.90		37
03/31/2007	9.83	0.36	0.10	0.46	(0.36)	(0.36)	9.93	4.74	34,107	0.825		0.825		0.825		0.825		3.64		59
Class C
03/31/2011	9.39	0.25	(0.09)	0.16	(0.26)	(0.26)	9.29	1.65	5,819	1.525		1.525		1.525		1.525		2.67		22
08/31/2009 - 03/31/2010	9.15	0.14	0.25	0.39	(0.15)	(0.15)	9.39	4.33	419	1.525	*	1.525	*	1.525	*	1.525	*	2.64	*	47
PIMCO California Short Duration Municipal Income Fund
Class A
03/31/2011	$10.13	$0.11	$(0.03)	$0.08	$(0.11)	$(0.11)	$10.10	0.81%	$164,222	0.73%		0.73%		0.73%		0.73%		1.09%		64%
03/31/2010	9.99	0.15	0.15	0.30	(0.16)	(0.16)	10.13	3.05	142,556	0.73	(d)	0.73	(d)	0.73	(d)	0.73	(d)	1.47		59
03/31/2009	9.99	0.24	0.02	0.26	(0.26)	(0.26)	9.99	2.61	30,946	0.75		0.75		0.75		0.75		2.44		173
03/31/2008	10.04	0.30	(0.04)	0.26	(0.31)	(0.31)	9.99	2.60	9,343	0.77	(c)	0.77	(c)	0.77	(c)	0.77	(c)	3.00		92
08/31/2006 - 03/31/2007	10.00	0.15	0.06	0.21	(0.17)	(0.17)	10.04	2.11	2,470	0.70	*(b)	5.01	*	0.70	*(b)	5.01	*	2.52	*	83
Class C
03/31/2011	10.13	0.08	(0.02)	0.06	(0.09)	(0.09)	10.10	0.58	2,333	1.03		1.03		1.03		1.03		0.81		64
08/31/2009 - 03/31/2010	10.07	0.06	0.04	0.10	(0.04)	(0.04)	10.13	0.96	639	1.04	*(d)	1.04	*(d)	1.04	*(d)	1.04	*(d)	0.98	*	59

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	PIMCO and the Distributor have contractually agreed to waive 0.05% of the Fund's administrative fee and distribution and/or service/12b-1 Fees.
(c)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(d)	Effective October 1, 2009, the Fund's advisory fee was reduced by 0.02% to 0.18%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
PIMCO Convertible Fund
Institutional Class
03/31/2011	$13.25	$0.27	$1.75	$2.02	$(0.89)	$0.00	$0.00	$(0.89)	$14.38	15.98%	$1,559,229	0.66%	0.65%	1.96%	43%
03/31/2010	8.31	0.73	4.62	5.35	(0.41)	0.00	0.00	(0.41)	13.25	64.89	498,336	0.65	0.65	6.78	203
03/31/2009	13.07	0.32	(4.83)	(4.51)	(0.25)	0.00	0.00	(0.25)	8.31	(35.02)	994,199	0.66	0.65	3.51	98
03/31/2008	13.74	0.28	(0.70)	(0.42)	(0.25)	0.00	0.00	(0.25)	13.07	(3.16)	333,851	0.76	0.65	1.99	149
03/31/2007	12.62	0.21	1.45	1.66	(0.54)	0.00	0.00	(0.54)	13.74	13.45	59,765	0.74	0.65	1.64	78
PIMCO Diversified Income Fund
Class A
03/31/2011	$10.98	$0.56	$0.58	$1.14	$(0.62)	$0.00	$0.00	$(0.62)	$11.50	10.59%	$213,724	1.15%	1.15%	4.90%	95	%**
03/31/2010	8.51	0.51	2.54	3.05	(0.57)	0.00	(0.01)	(0.58)	10.98	36.67	132,741	1.16	1.15	5.03	259
03/31/2009	10.71	0.54	(1.94)	(1.40)	(0.59)	(0.21)	0.00	(0.80)	8.51	(13.27)	73,833	1.19	1.15	5.68	244
03/31/2008	11.13	0.59	(0.37)	0.22	(0.62)	(0.02)	0.00	(0.64)	10.71	2.10	106,904	1.23	1.15	5.40	234
03/31/2007	11.01	0.55	0.30	0.85	(0.58)	(0.15)	0.00	(0.73)	11.13	7.99	125,360	1.15	1.15	5.02	190
Class B
03/31/2011	10.98	0.47	0.58	1.05	(0.53)	0.00	0.00	(0.53)	11.50	9.77	15,557	1.90	1.90	4.17	95	**
03/31/2010	8.51	0.43	2.55	2.98	(0.50)	0.00	(0.01)	(0.51)	10.98	35.67	25,491	1.91	1.90	4.32	259
03/31/2009	10.71	0.47	(1.94)	(1.47)	(0.52)	(0.21)	0.00	(0.73)	8.51	(13.92)	23,404	1.94	1.90	4.88	244
03/31/2008	11.13	0.50	(0.36)	0.14	(0.54)	(0.02)	0.00	(0.56)	10.71	1.34	42,975	1.98	1.90	4.65	234
03/31/2007	11.01	0.47	0.30	0.77	(0.50)	(0.15)	0.00	(0.65)	11.13	7.19	50,739	1.90	1.90	4.30	190
Class C
03/31/2011	10.98	0.47	0.58	1.05	(0.53)	0.00	0.00	(0.53)	11.50	9.77	141,121	1.90	1.90	4.15	95	**
03/31/2010	8.51	0.43	2.55	2.98	(0.50)	0.00	(0.01)	(0.51)	10.98	35.67	98,586	1.91	1.90	4.29	259
03/31/2009	10.71	0.47	(1.94)	(1.47)	(0.52)	(0.21)	0.00	(0.73)	8.51	(13.92)	62,686	1.94	1.90	4.90	244
03/31/2008	11.13	0.50	(0.36)	0.14	(0.54)	(0.02)	0.00	(0.56)	10.71	1.34	103,481	1.98	1.90	4.64	234
03/31/2007	11.01	0.47	0.30	0.77	(0.50)	(0.15)	0.00	(0.65)	11.13	7.19	118,882	1.90	1.90	4.28	190
PIMCO Emerging Local Bond Fund
Class A
03/31/2011	$10.38	$0.47	$0.61	$1.08	$(0.74)	$0.00	$0.00	$(0.74)	$10.72	10.75%	$499,070	1.35%	1.35%	4.44%	24	%**
03/31/2010	7.77	0.50	2.70	3.20	(0.59)	0.00	0.00	(0.59)	10.38	42.10	147,882	1.35	1.35	5.10	174
03/31/2009	9.87	0.50	(2.11)	(1.61)	(0.10)	0.00	(0.39)	(0.49)	7.77	(16.75)	12,085	1.35	1.35	5.65	78
07/31/2007 - 03/31/2008	10.27	0.36	0.47	0.83	(0.50)	(0.73)	0.00	(1.23)	9.87	8.31	15,899	1.31 *	1.31 *	5.44 *	67
Class C
03/31/2011	10.38	0.39	0.62	1.01	(0.67)	0.00	0.00	(0.67)	10.72	9.93	125,891	2.10	2.10	3.68	24	**
03/31/2010	7.77	0.43	2.70	3.13	(0.52)	0.00	0.00	(0.52)	10.38	41.05	30,804	2.10	2.10	4.44	174
03/31/2009	9.87	0.42	(2.10)	(1.68)	(0.04)	0.00	(0.38)	(0.42)	7.77	(17.37)	5,081	2.10	2.10	4.86	78
07/31/2007 - 03/31/2008	10.27	0.34	0.43	0.77	(0.44)	(0.73)	0.00	(1.17)	9.87	7.70	4,541	2.04 *	2.04 *	5.14 *	67

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
PIMCO Emerging Markets Bond Fund
Class A
03/31/2011	$10.64	$0.48	$0.49	$0.97	$(0.52)	$0.00	$0.00	$(0.52)	$11.09	9.22%	$478,131	1.25%	1.25%	1.25%	1.25%	4.33%	100	%**
03/31/2010	8.55	0.51	2.14	2.65	(0.08)	0.00	(0.48)	(0.56)	10.64	31.67	342,986	1.26	1.26	1.25	1.25	5.13	185
03/31/2009	10.68	0.55	(1.93)	(1.38)	(0.65)	(0.10)	0.00	(0.75)	8.55	(13.02)	211,258	1.28	1.28	1.25	1.25	5.83	220
03/31/2008	11.13	0.56	(0.07)	0.49	(0.61)	(0.33)	0.00	(0.94)	10.68	4.57	312,295	1.25	1.25	1.25	1.25	5.12	148
03/31/2007	11.14	0.54	0.57	1.11	(0.58)	(0.54)	0.00	(1.12)	11.13	10.32	316,226	1.25	1.25	1.25	1.25	4.87	238
Class B
03/31/2011	10.64	0.39	0.49	0.88	(0.43)	0.00	0.00	(0.43)	11.09	8.41	23,863	2.00	2.00	2.00	2.00	3.58	100	**
03/31/2010	8.55	0.44	2.14	2.58	(0.01)	0.00	(0.48)	(0.49)	10.64	30.70	40,277	2.01	2.01	2.00	2.00	4.43	185
03/31/2009	10.68	0.48	(1.93)	(1.45)	(0.58)	(0.10)	0.00	(0.68)	8.55	(13.67)	37,293	2.03	2.03	2.00	2.00	5.07	220
03/31/2008	11.13	0.48	(0.07)	0.41	(0.53)	(0.33)	0.00	(0.86)	10.68	3.80	60,532	2.00	2.00	2.00	2.00	4.37	148
03/31/2007	11.14	0.46	0.57	1.03	(0.50)	(0.54)	0.00	(1.04)	11.13	9.51	72,503	2.00	2.00	2.00	2.00	4.12	238
Class C
03/31/2011	10.64	0.40	0.48	0.88	(0.43)	0.00	0.00	(0.43)	11.09	8.41	178,383	2.00	2.00	2.00	2.00	3.58	100	**
03/31/2010	8.55	0.43	2.15	2.58	(0.01)	0.00	(0.48)	(0.49)	10.64	30.69	131,421	2.01	2.01	2.00	2.00	4.35	185
03/31/2009	10.68	0.48	(1.93)	(1.45)	(0.58)	(0.10)	0.00	(0.68)	8.55	(13.67)	72,651	2.03	2.03	2.00	2.00	5.08	220
03/31/2008	11.13	0.48	(0.07)	0.41	(0.53)	(0.33)	0.00	(0.86)	10.68	3.80	113,544	2.00	2.00	2.00	2.00	4.37	148
03/31/2007	11.14	0.46	0.57	1.03	(0.50)	(0.54)	0.00	(1.04)	11.13	9.51	142,391	2.00	2.00	2.00	2.00	4.13	238
PIMCO Emerging Markets Currency Fund†
Class A
03/31/2011	$10.24	$0.16	$0.64	$0.80	$(0.16)	$0.00	$0.00	$(0.16)	$10.88	7.93%	$238,451	1.26%	1.26%	1.25%	1.25%	1.55%	31	%**
03/31/2010	8.07	0.19	2.17	2.36	(0.11)	0.00	(0.08)	(0.19)	10.24	29.43	229,627	1.25	1.25	1.25	1.25	1.95	190
03/31/2009	10.81	0.35	(2.57)	(2.22)	(0.33)	(0.19)	0.00	(0.52)	8.07	(20.93)	158,593	1.25	1.25	1.25	1.25	3.55	95
03/31/2008	10.79	0.46	1.06	1.52	(0.47)	(1.03)	0.00	(1.50)	10.81	14.64	330,005	1.25	1.25	1.25	1.25	4.14	31
03/31/2007	10.46	0.44	0.58	1.02	(0.44)	(0.25)	0.00	(0.69)	10.79	10.01	136,279	1.25	1.25	1.25	1.25	4.15	11
Class C
03/31/2011	10.24	0.08	0.65	0.73	(0.09)	0.00	0.00	(0.09)	10.88	7.12	78,694	2.01	2.01	2.00	2.00	0.81	31	**
03/31/2010	8.07	0.12	2.17	2.29	(0.04)	0.00	(0.08)	(0.12)	10.24	28.47	90,249	2.00	2.00	2.00	2.00	1.22	190
03//31/2009	10.81	0.27	(2.56)	(2.29)	(0.26)	(0.19)	0.00	(0.45)	8.07	(21.52)	72,965	2.00	2.00	2.00	2.00	2.77	95
03/31/2008	10.79	0.37	1.07	1.44	(0.39)	(1.03)	0.00	(1.42)	10.81	13.79	123,509	2.00	2.00	2.00	2.00	3.41	31
03/31/2007	10.46	0.36	0.58	0.94	(0.36)	(0.25)	0.00	(0.61)	10.79	9.18	47,433	2.00	2.00	2.00	2.00	3.40	11
PIMCO Extended Duration Fund
Institutional Class
03/31/2011	$7.39	$0.33	$0.39	$0.72	$(0.32)	$(0.30)	$0.00	$(0.62)	$7.49	9.48%	$381,563	0.51%	0.51%	0.50%	0.50%	3.94%	412	%**
03/31/2010	12.56	0.42	(2.38)	(1.96)	(0.44)	(2.77)	0.00	(3.21)	7.39	(16.80)	324,253	0.50	0.50	0.50	0.50	4.42	615
03/31/2009	10.90	0.44	2.08	2.52	(0.43)	(0.43)	0.00	(0.86)	12.56	23.62	195,036	0.57	0.57	0.50	0.50	3.88	780
03/31/2008	9.94	0.44	1.00	1.44	(0.45)	(0.03)	0.00	(0.48)	10.90	14.96	169,454	0.50	0.50	0.50	0.50	4.24	239
08/31/2006 - 03/31/2007	10.00	0.27	0.02	0.29	(0.27)	(0.08)	0.00	(0.35)	9.94	2.82	3,083	0.57 *	1.90 *	0.50 *	1.83 *	4.53 *	298
PIMCO Floating Income Fund
Class A
03/31/2011	$9.04	$0.34	$0.09	$0.43	$(0.32)	$0.00	$0.00	$(0.32)	$9.15	4.89%	$234,820	0.95%	0.95%	0.95%	0.95%	3.76%	40	%**
03/31/2010	7.00	0.39	2.12	2.51	(0.47)	0.00	0.00	(0.47)	9.04	36.54	114,763	0.95	0.95	0.95	0.95	4.68	318
03/31/2009	9.05	0.41	(2.03)	(1.62)	0.00	0.00	(0.43)	(0.43)	7.00	(18.42)	52,818	1.03	1.03	0.95	0.95	4.91	245
03/31/2008	10.55	0.51	(1.27)	(0.76)	(0.60)	(0.12)	(0.02)	(0.74)	9.05	(7.64)	129,885	0.96	0.96	0.95	0.95	5.05	111
03/31/2007	10.39	0.48	0.33	0.81	(0.60)	(0.05)	0.00	(0.65)	10.55	8.04	321,462	0.95	0.95	0.95	0.95	4.57	138
Class C
03/31/2011	9.04	0.31	0.09	0.40	(0.29)	0.00	0.00	(0.29)	9.15	4.59	146,432	1.25	1.25	1.25	1.25	3.46	40	**
03/31/2010	7.00	0.37	2.11	2.48	(0.44)	0.00	0.00	(0.44)	9.04	36.14	60,876	1.25	1.25	1.25	1.25	4.42	318
03/31/2009	9.05	0.38	(2.03)	(1.65)	0.00	0.00	(0.40)	(0.40)	7.00	(18.67)	29,213	1.33	1.33	1.25	1.25	4.62	245
03/31/2008	10.55	0.48	(1.27)	(0.79)	(0.57)	(0.12)	(0.02)	(0.71)	9.05	(7.92)	65,669	1.26	1.26	1.25	1.25	4.76	111
03/31/2007	10.39	0.45	0.33	0.78	(0.57)	(0.05)	0.00	(0.62)	10.55	7.73	124,175	1.25	1.25	1.25	1.25	4.28	138

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
†	Prior to August 16, 2011, the Fund's name was PIMCO Developing Local Markets Fund.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Foreign Bond Fund (Unhedged)
Class A
03/31/2011	$9.99	$0.23	$1.09	$1.32	$(0.65)	$0.00	$0.00	$(0.65)	$10.66	13.34%	$359,522	0.95%		0.95%		0.95%		0.95%		2.13%		427	%**
03/31/2010	8.02	0.34	1.93	2.27	(0.30)	0.00	0.00	(0.30)	9.99	28.45	281,286	0.96		0.96		0.95		0.95		3.52		485
03/31/2009	11.54	0.45	(2.59)	(2.14)	(0.27)	(1.00)	(0.11)	(1.38)	8.02	(18.59)	162,997	1.32		1.32		0.95		0.95		4.63		653
03/31/2008	10.21	0.37	1.64	2.01	(0.35)	(0.33)	0.00	(0.68)	11.54	20.47	310,635	1.23		1.23		0.95		0.95		3.52		798
03/31/2007	9.90	0.34	0.35	0.69	(0.31)	(0.07)	0.00	(0.38)	10.21	7.00	282,563	0.95		0.95		0.95		0.95		3.34		644
Class C
03/31/2011	9.99	0.15	1.09	1.24	(0.57)	0.00	0.00	(0.57)	10.66	12.50	88,187	1.70		1.70		1.70		1.70		1.39		427	**
03/31/2010	8.02	0.27	1.92	2.19	(0.22)	0.00	0.00	(0.22)	9.99	27.50	83,050	1.71		1.71		1.70		1.70		2.81		485
03/31/2009	11.54	0.38	(2.59)	(2.21)	(0.20)	(1.00)	(0.11)	(1.31)	8.02	(19.20)	54,022	2.07		2.07		1.70		1.70		3.88		653
03/31/2008	10.21	0.29	1.64	1.93	(0.27)	(0.33)	0.00	(0.60)	11.54	19.58	108,807	1.97		1.97		1.70		1.70		2.77		798
03/31/2007	9.90	0.26	0.35	0.61	(0.23)	(0.07)	0.00	(0.30)	10.21	6.21	99,356	1.70		1.70		1.70		1.70		2.60		644
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
Class A
03/31/2011	$10.31	$0.25	$0.25	$0.50	$(0.14)	$(0.21)	$(0.08)	$(0.43)	$10.38	4.90%	$325,839	0.95%		0.95%		0.95%		0.95%		2.35%		236	%**
03/31/2010	9.05	0.40	1.57	1.97	(0.34)	(0.37)	0.00	(0.71)	10.31	22.27	239,915	0.97		0.97		0.95		0.95		4.02		411
03/31/2009	10.39	0.41	(0.93)	(0.52)	(0.33)	(0.49)	0.00	(0.82)	9.05	(4.77)	207,850	1.15		1.15		0.95		0.95		4.26		779
03/31/2008	10.17	0.35	0.20	0.55	(0.33)	0.00	0.00	(0.33)	10.39	5.51	245,275	1.32		1.32		0.95		0.95		3.44		969
03/31/2007	10.30	0.32	0.05	0.37	(0.27)	(0.21)	(0.02)	(0.50)	10.17	3.58	258,371	0.95		0.95		0.95		0.95		3.11		653
Class B
03/31/2011	10.31	0.17	0.25	0.42	(0.06)	(0.21)	(0.08)	(0.35)	10.38	4.12	3,823	1.70		1.70		1.70		1.70		1.61		236	**
03/31/2010	9.05	0.33	1.57	1.90	(0.27)	(0.37)	0.00	(0.64)	10.31	21.37	9,550	1.72		1.72		1.70		1.70		3.36		411
03/31/2009	10.39	0.34	(0.93)	(0.59)	(0.26)	(0.49)	0.00	(0.75)	9.05	(5.49)	12,338	1.90		1.90		1.70		1.70		3.50		779
03/31/2008	10.17	0.27	0.20	0.47	(0.25)	0.00	0.00	(0.25)	10.39	4.73	19,960	2.05		2.05		1.70		1.70		2.68		969
03/31/2007	10.30	0.24	0.05	0.29	(0.19)	(0.21)	(0.02)	(0.42)	10.17	2.81	27,875	1.70		1.70		1.70		1.70		2.36		653
Class C
03/31/2011	10.31	0.17	0.25	0.42	(0.06)	(0.21)	(0.08)	(0.35)	10.38	4.12	50,739	1.70		1.70		1.70		1.70		1.60		236	**
03/31/2010	9.05	0.32	1.58	1.90	(0.27)	(0.37)	0.00	(0.64)	10.31	21.37	53,446	1.72		1.72		1.70		1.70		3.26		411
03/31/2009	10.39	0.34	(0.93)	(0.59)	(0.26)	(0.49)	0.00	(0.75)	9.05	(5.49)	42,239	1.90		1.90		1.70		1.70		3.51		779
03/31/2008	10.17	0.27	0.20	0.47	(0.25)	0.00	0.00	(0.25)	10.39	4.73	51,548	2.06		2.06		1.70		1.70		2.69		969
03/31/2007	10.30	0.24	0.05	0.29	(0.19)	(0.21)	(0.02)	(0.42)	10.17	2.81	63,894	1.70		1.70		1.70		1.70		2.36		653
Class R
03/31/2011	10.31	0.22	0.26	0.48	(0.12)	(0.21)	(0.08)	(0.41)	10.38	4.64	16,130	1.20		1.20		1.20		1.20		2.11		236	**
03/31/2010	9.05	0.36	1.58	1.94	(0.31)	(0.37)	0.00	(0.68)	10.31	21.97	11,248	1.22		1.22		1.20		1.20		3.67		411
03/31/2009	10.39	0.39	(0.93)	(0.54)	(0.31)	(0.49)	0.00	(0.80)	9.05	(5.01)	8,280	1.40		1.40		1.20		1.20		4.03		779
03/31/2008	10.17	0.32	0.20	0.52	(0.30)	0.00	0.00	(0.30)	10.39	5.25	7,332	1.57		1.57		1.20		1.20		3.19		969
03/31/2007	10.30	0.29	0.05	0.34	(0.24)	(0.21)	(0.02)	(0.47)	10.17	3.33	4,860	1.20		1.20		1.20		1.20		2.84		653
PIMCO Global Advantage Strategy Bond Fund
Class A
03/31/2011	$11.08	$0.24	$0.69	$0.93	$(0.26)	$(0.47)	$0.00	$(0.73)	$11.28	8.63%	$86,630	1.10%		1.10%		1.10%		1.10%		2.18%		218	%**
03/31/2010	10.06	0.24	1.23	1.47	(0.26)	(0.19)	0.00	(0.45)	11.08	14.75	76,913	1.10		1.10		1.10		1.10		2.16		268
02/05/2009 - 03/31/2009	10.00	0.03	0.06	0.09	(0.03)	0.00	0.00	(0.03)	10.06	0.93	1,551	1.10	*(b)(c)	26.79	*(b)(c)	1.10	*(b)(c)	26.79	*(b)(c)	1.81	*	57
Class C
03/31/2011	11.08	0.16	0.68	0.84	(0.17)	(0.47)	0.00	(0.64)	11.28	7.82	21,761	1.85		1.85		1.85		1.85		1.43		218	**
03/31/2010	10.06	0.15	1.24	1.39	(0.18)	(0.19)	0.00	(0.37)	11.08	13.88	19,441	1.85		1.85		1.85		1.85		1.35		268
02/05/2009 - 03/31/2009	10.00	0.02	0.06	0.08	(0.02)	0.00	0.00	(0.02)	10.06	0.80	421	1.85	*(b)(c)	16.59	*(b)(c)	1.85	*(b)(c)	16.59	*(b)(c)	1.55	*	57
Class R
03/31/2011	11.08	0.22	0.68	0.90	(0.23)	(0.47)	0.00	(0.70)	11.28	8.38	2,860	1.35		1.35		1.35		1.35		1.98		218	**
03/31/2010	10.06	0.18	1.27	1.45	(0.24)	(0.19)	0.00	(0.43)	11.08	14.46	441	1.35		1.35		1.35		1.35		1.64		268
02/05/2009 - 03/31/2009	10.00	0.03	0.06	0.09	(0.03)	0.00	0.00	(0.03)	10.06	0.88	29	1.35	*(b)(c)	14.09	*(b)(c)	1.35	*(b)(c)	14.09	*(b)(c)	1.93	*	57

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective February 24, 2009, the Fund's advisory fee was reduced by 0.20% to 0.40%.
(c)	Effective February 24, 2009, the Fund's supervisory and administrative fee was reduced by 0.05% to 0.45%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)		Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Class A
03/31/2011	$9.64	$0.23		$0.33	$0.56	$(0.21)	$(0.21)	$(0.42)	$9.78	5.85%	$37,193	0.95%	0.95%	0.95%	0.95%	2.35%	232	%**
03/31/2010	8.75	0.32		1.16	1.48	(0.29)	(0.30)	(0.59)	9.64	17.24	29,640	0.95	0.95	0.95	0.95	3.39	401
03/31/2009	9.92	0.41		(0.89)	(0.48)	(0.35)	(0.34)	(0.69)	8.75	(4.58)	16,957	1.45	1.45	0.95	0.95	4.41	653
03/31/2008	9.61	0.35		0.28	0.63	(0.32)	0.00	(0.32)	9.92	6.70	19,966	1.38	1.38	0.95	0.95	3.63	775
03/31/2007	9.66	0.31		0.06	0.37	(0.28)	(0.14)	(0.42)	9.61	3.91	18,725	0.95	0.95	0.95	0.95	3.16	581
Class B
03/31/2011	9.64	0.15		0.33	0.48	(0.13)	(0.21)	(0.34)	9.78	5.06	1,317	1.70	1.70	1.70	1.70	1.53	232	**
03/31/2010	8.75	0.26		1.15	1.41	(0.22)	(0.30)	(0.52)	9.64	16.37	3,533	1.70	1.70	1.70	1.70	2.79	401
03/31/2009	9.92	0.34		(0.89)	(0.55)	(0.28)	(0.34)	(0.62)	8.75	(5.31)	4,344	2.19	2.19	1.70	1.70	3.65	653
03/31/2008	9.61	0.28		0.28	0.56	(0.25)	0.00	(0.25)	9.92	5.91	6,539	2.15	2.15	1.70	1.70	2.87	775
03/31/2007	9.66	0.23		0.07	0.30	(0.21)	(0.14)	(0.35)	9.61	3.14	6,917	1.70	1.70	1.70	1.70	2.41	581
Class C
03/31/2011	9.64	0.16		0.32	0.48	(0.13)	(0.21)	(0.34)	9.78	5.06	18,221	1.70	1.70	1.70	1.70	1.60	232	**
03/31/2010	8.75	0.25		1.16	1.41	(0.22)	(0.30)	(0.52)	9.64	16.37	16,799	1.70	1.70	1.70	1.70	2.71	401
03/31/2009	9.92	0.34		(0.89)	(0.55)	(0.28)	(0.34)	(0.62)	8.75	(5.31)	13,408	2.19	2.19	1.70	1.70	3.65	653
03/31/2008	9.61	0.28		0.28	0.56	(0.25)	0.00	(0.25)	9.92	5.91	16,109	2.16	2.16	1.70	1.70	2.87	775
03/31/2007	9.66	0.23		0.07	0.30	(0.21)	(0.14)	(0.35)	9.61	3.14	16,140	1.70	1.70	1.70	1.70	2.41	581
PIMCO GNMA Fund
Class A
03/31/2011	$11.62	$0.21		$0.42	$0.63	$(0.22)	$(0.61)	$(0.83)	$11.42	5.46%	$474,744	0.91%	0.91%	0.90%	0.90%	1.82%	1,990	%**
03/31/2010	11.33	0.30		0.66	0.96	(0.35)	(0.32)	(0.67)	11.62	8.59	455,544	0.90	0.90	0.90	0.90	2.58	1,747
03/31/2009	11.37	0.48		0.09	0.57	(0.48)	(0.13)	(0.61)	11.33	5.31	343,522	1.06	1.06	0.90	0.90	4.26	1,652
03/31/2008	11.11	0.52		0.33	0.85	(0.52)	(0.07)	(0.59)	11.37	7.94	114,188	1.33	1.33	0.90	0.90	4.69	839
03/31/2007	10.90	0.49		0.21	0.70	(0.49)	0.00	(0.49)	11.11	6.59	76,983	1.45	1.45	0.90	0.90	4.48	1,009
Class B
03/31/2011	11.62	0.12		0.42	0.54	(0.13)	(0.61)	(0.74)	11.42	4.68	16,908	1.66	1.66	1.65	1.65	1.03	1,990	**
03/31/2010	11.33	0.22		0.65	0.87	(0.26)	(0.32)	(0.58)	11.62	7.78	35,303	1.65	1.65	1.65	1.65	1.86	1,747
03/31/2009	11.37	0.39		0.10	0.49	(0.40)	(0.13)	(0.53)	11.33	4.52	39,447	1.81	1.81	1.65	1.65	3.49	1,652
03/31/2008	11.11	0.44		0.33	0.77	(0.44)	(0.07)	(0.51)	11.37	7.14	29,853	2.07	2.07	1.65	1.65	3.98	839
03/31/2007	10.90	0.41		0.21	0.62	(0.41)	0.00	(0.41)	11.11	5.80	31,447	2.19	2.19	1.65	1.65	3.73	1,009
Class C
03/31/2011	11.62	0.13		0.41	0.54	(0.13)	(0.61)	(0.74)	11.42	4.68	225,520	1.66	1.66	1.65	1.65	1.06	1,990	**
03/31/2010	11.33	0.21		0.66	0.87	(0.26)	(0.32)	(0.58)	11.62	7.78	246,550	1.65	1.65	1.65	1.65	1.80	1,747
03/31/2009	11.37	0.39		0.10	0.49	(0.40)	(0.13)	(0.53)	11.33	4.52	144,761	1.81	1.81	1.65	1.65	3.50	1,652
03/31/2008	11.11	0.44		0.33	0.77	(0.44)	(0.07)	(0.51)	11.37	7.14	36,035	2.07	2.07	1.65	1.65	3.96	839
03/31/2007	10.90	0.41		0.21	0.62	(0.41)	0.00	(0.41)	11.11	5.80	31,535	2.19	2.19	1.65	1.65	3.73	1,009
PIMCO Government Money Market Fund
Class A
03/31/2011	$1.00	$0.00	^	$0.00	$0.00	$0.00 ^	$0.00	$0.00	$1.00	0.03%	$2,568	0.20%	0.43%	0.20%	0.43%	0.02%	N/A
05/14/2009 - 03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00	0.00	1.00	0.11	200	0.21 *	0.44 *	0.20 *	0.43 *	0.02 *	N/A
Class C
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00	0.00	1.00	0.03	1,444	0.20	0.43	0.20	0.43	0.02	N/A
05/14/2009 - 03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00	0.00	1.00	0.11	342	0.19 *	0.44 *	0.18 *	0.43 *	0.03 *	N/A

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO High Yield Fund
Class A
03/31/2011	$9.06	$0.64	$0.41	$1.05	$(0.66)	$0.00	$0.00	$(0.66)	$9.45	12.03%	$1,275,670	0.90%		0.90%		0.90%		0.90%		6.95%		36	%**
03/31/2010	6.56	0.69	2.51	3.20	(0.70)	0.00	0.00	(0.70)	9.06	50.23	1,036,410	0.91		0.91		0.90		0.90		8.41		129
03/31/2009	9.20	0.63	(2.62)	(1.99)	(0.58)	0.00	(0.07)	(0.65)	6.56	(22.34)	622,918	0.91		0.91		0.90		0.90		8.05		354
03/31/2008	9.94	0.65	(0.71)	(0.06)	(0.67)	(0.01)	0.00	(0.68)	9.20	(0.71)	746,475	0.91		0.91		0.90		0.90		6.73		187
03/31/2007	9.77	0.65	0.18	0.83	(0.65)	(0.01)	0.00	(0.66)	9.94	8.76	811,521	0.90		0.90		0.90		0.90		6.65		75
Class B
03/31/2011	9.06	0.57	0.41	0.98	(0.59)	0.00	0.00	(0.59)	9.45	11.20	71,368	1.65		1.65		1.65		1.65		6.27		36	**
03/31/2010	6.56	0.63	2.51	3.14	(0.64)	0.00	0.00	(0.64)	9.06	49.13	143,400	1.66		1.66		1.65		1.65		7.71		129
03/31/2009	9.20	0.58	(2.63)	(2.05)	(0.52)	0.00	(0.07)	(0.59)	6.56	(22.92)	136,774	1.66		1.66		1.65		1.65		7.17		354
03/31/2008	9.94	0.58	(0.71)	(0.13)	(0.60)	(0.01)	0.00	(0.61)	9.20	(1.44)	277,780	1.66		1.66		1.65		1.65		5.99		187
03/31/2007	9.77	0.58	0.17	0.75	(0.57)	(0.01)	0.00	(0.58)	9.94	7.96	413,598	1.65		1.65		1.65		1.65		5.90		75
Class C
03/31/2011	9.06	0.57	0.41	0.98	(0.59)	0.00	0.00	(0.59)	9.45	11.20	600,135	1.65		1.65		1.65		1.65		6.20		36	**
03/31/2010	6.56	0.63	2.51	3.14	(0.64)	0.00	0.00	(0.64)	9.06	49.13	506,455	1.66		1.66		1.65		1.65		7.67		129
03/31/2009	9.20	0.58	(2.63)	(2.05)	(0.52)	0.00	(0.07)	(0.59)	6.56	(22.92)	320,788	1.66		1.66		1.65		1.65		7.25		354
03/31/2008	9.94	0.58	(0.71)	(0.13)	(0.60)	(0.01)	0.00	(0.61)	9.20	(1.44)	490,422	1.66		1.66		1.65		1.65		5.99		187
03/31/2007	9.77	0.57	0.18	0.75	(0.57)	(0.01)	0.00	(0.58)	9.94	7.95	651,392	1.65		1.65		1.65		1.65		5.90		75
Class R
03/31/2011	9.06	0.62	0.41	1.03	(0.64)	0.00	0.00	(0.64)	9.45	11.75	50,139	1.15		1.15		1.15		1.15		6.69		36	**
03/31/2010	6.56	0.67	2.51	3.18	(0.68)	0.00	0.00	(0.68)	9.06	49.87	31,387	1.16		1.16		1.15		1.15		8.15		129
03/31/2009	9.20	0.62	(2.63)	(2.01)	(0.56)	0.00	(0.07)	(0.63)	6.56	(22.53)	14,963	1.16		1.16		1.15		1.15		7.85		354
03/31/2008	9.94	0.62	(0.70)	(0.08)	(0.65)	(0.01)	0.00	(0.66)	9.20	(0.96)	15,556	1.16		1.16		1.15		1.15		6.45		187
03/31/2007	9.77	0.62	0.18	0.80	(0.62)	(0.01)	0.00	(0.63)	9.94	8.49	16,405	1.15		1.15		1.15		1.15		6.40		75
PIMCO High Yield Municipal Bond Fund
Class A
03/31/2011	$8.07	$0.42	$(0.34)	$0.08	$(0.42)	$0.00	$0.00	$(0.42)	$7.73	0.93%	$79,844	0.79%		0.85%		0.79%		0.85%		5.18%		25%
03/31/2010	6.76	0.42	1.31	1.73	(0.42)	0.00	0.00	(0.42)	8.07	26.13	92,096	0.79		0.85		0.79		0.85		5.44		76
03/31/2009	9.03	0.49	(2.27)	(1.78)	(0.49)	0.00	0.00	(0.49)	6.76	(20.22)	57,044	0.79		0.85		0.79		0.85		6.17		140
03/31/2008	10.63	0.46	(1.59)	(1.13)	(0.47)	0.00	0.00	(0.47)	9.03	(10.93)	42,761	0.84	(b)	0.90	(b)	0.84	(b)	0.90	(b)	4.65		160
07/31/2006 - 03/31/2007	10.00	0.30	0.65	0.95	(0.31)	(0.01)	0.00	(0.32)	10.63	9.61	24,068	0.95	*	1.84	*	0.95	*	1.84	*	4.31	*	94
Class C
03/31/2011	8.07	0.36	(0.34)	0.02	(0.36)	0.00	0.00	(0.36)	7.73	0.18	38,972	1.54		1.60		1.54		1.60		4.43		25
03/31/2010	6.76	0.36	1.32	1.68	(0.37)	0.00	0.00	(0.37)	8.07	25.19	44,149	1.54		1.60		1.54		1.60		4.68		76
03/31/2009	9.03	0.43	(2.27)	(1.84)	(0.43)	0.00	0.00	(0.43)	6.76	(20.82)	25,229	1.54		1.60		1.54		1.60		5.42		140
03/31/2008	10.63	0.39	(1.60)	(1.21)	(0.39)	0.00	0.00	(0.39)	9.03	(11.62)	19,087	1.59	(b)	1.65	(b)	1.59	(b)	1.65	(b)	4.00		160
12/29/2006 - 03/31/2007	10.52	0.09	0.12	0.21	(0.10)	0.00	0.00	(0.10)	10.63	2.32	2,496	1.70	*	3.49	*	1.70	*	3.49	*	3.50	*	94
PIMCO High Yield Spectrum Fund
Class A
09/15/2010 - 03/31/2011	$10.00	$0.32	$0.57	$0.89	$(0.33)	$(0.01)	$0.00	$(0.34)	$10.55	9.03%	$920	0.90	%*	1.01	%*	0.90	%*	1.01	%*	5.59	%*	14	%**
Class C
09/15/2010 - 03/31/2011	10.00	0.27	0.58	0.85	(0.29)	(0.01)	0.00	(0.30)	10.55	8.59	2,740	1.65	*	1.72	*	1.65	*	1.72	*	4.82	*	14	**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the administrative expense was reduced by 0.10% to 0.30%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
PIMCO Income Fund
Class A
03/31/2011	$10.21	$0.73	$1.10	$1.83	$(0.64)	$(0.08)	$(0.72)	$11.32	18.44%	$357,176	0.96%		1.01%		0.85%		0.90%		6.58%		181	%**
03/31/2010	8.54	0.63	1.71	2.34	(0.67)	0.00	(0.67)	10.21	28.12	38,300	0.90		0.95		0.85		0.90		6.51		188
03/31/2009	9.92	0.65	(1.43)	(0.78)	(0.60)	0.00	(0.60)	8.54	(8.12)	15,536	1.37		1.42		0.85		0.90		7.26		153
03/31/2008	10.00	0.53	(0.08)	0.45	(0.53)	0.00	(0.53)	9.92	4.65	2,008	1.84		1.89		0.85		0.90		5.26		276
03/30/2007 - 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	10	0.85	*	0.85	*	0.85	*	0.85	*	(0.85	)*	0
Class C
03/31/2011	10.21	0.64	1.12	1.76	(0.57)	(0.08)	(0.65)	11.32	17.64	184,154	1.71		1.76		1.60		1.65		5.81		181	**
03/31/2010	8.54	0.55	1.71	2.26	(0.59)	0.00	(0.59)	10.21	27.13	36,633	1.65		1.70		1.60		1.65		5.61		188
03/31/2009	9.92	0.58	(1.44)	(0.86)	(0.52)	0.00	(0.52)	8.54	(8.91)	7,159	2.14		2.19		1.60		1.65		6.37		153
03/31/2008	10.00	0.46	(0.08)	0.38	(0.46)	0.00	(0.46)	9.92	3.87	1,484	2.69		2.74		1.60		1.65		4.62		276
03/30/2007 - 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	10	1.60	*	1.60	*	1.60	*	1.60	*	(1.60	)*	0
Class R
03/31/2011	10.21	0.70	1.11	1.81	(0.62)	(0.08)	(0.70)	11.32	18.17	754	1.21		1.26		1.10		1.15		6.31		181	**
03/31/2010	8.54	0.60	1.71	2.31	(0.64)	0.00	(0.64)	10.21	27.78	67	1.15		1.20		1.10		1.15		6.22		188
03/31/2009	9.92	0.62	(1.43)	(0.81)	(0.57)	0.00	(0.57)	8.54	(8.38)	21	1.70		1.75		1.10		1.15		6.75		153
03/31/2008	10.00	0.51	(0.08)	0.43	(0.51)	0.00	(0.51)	9.92	4.41	10	2.88		3.19		1.10		1.41		5.15		276
03/30/2007 - 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	10	1.10	*	1.10	*	1.10	*	1.10	*	(1.10	)*	0
PIMCO Investment Grade Corporate Bond Fund
Class A
03/31/2011	$11.18	$0.51	$0.52	$1.03	$(0.56)	$(1.08)	$(1.64)	$10.57	9.60%	$727,685	0.90%		0.90%		0.90%		0.90%		4.55%		325	%**
03/31/2010	9.66	0.57	1.90	2.47	(0.61)	(0.34)	(0.95)	11.18	26.21	621,321	0.90		0.90		0.90		0.90		5.24		248
03/31/2009	10.44	0.48	(0.74)	(0.26)	(0.48)	(0.04)	(0.52)	9.66	(2.44)	376,473	0.90		0.90		0.90		0.90		4.92		348
03/31/2008	10.37	0.49	0.10	0.59	(0.49)	(0.03)	(0.52)	10.44	5.92	33,922	0.97		0.97		0.90		0.90		4.70		115
03/31/2007	10.17	0.46	0.22	0.68	(0.46)	(0.02)	(0.48)	10.37	6.83	27,922	0.90		0.90		0.90		0.90		4.44		98
Class C
03/31/2011	11.18	0.42	0.52	0.94	(0.47)	(1.08)	(1.55)	10.57	8.79	438,435	1.65		1.65		1.65		1.65		3.80		325	**
03/31/2010	9.66	0.49	1.90	2.39	(0.53)	(0.34)	(0.87)	11.18	25.27	350,334	1.65		1.65		1.65		1.65		4.47		248
03/31/2009	10.44	0.41	(0.74)	(0.33)	(0.41)	(0.04)	(0.45)	9.66	(3.16)	121,602	1.65		1.65		1.65		1.65		4.16		348
03/31/2008	10.37	0.41	0.11	0.52	(0.42)	(0.03)	(0.45)	10.44	5.14	9,060	1.72		1.72		1.65		1.65		3.95		115
03/31/2007	10.17	0.38	0.22	0.60	(0.38)	(0.02)	(0.40)	10.37	6.03	6,493	1.65		1.65		1.65		1.65		3.69		98
PIMCO Long Duration Total Return Fund
Institutional Class
03/31/2011	$10.72	$0.53	$0.46	$0.99	$(0.59)	$(0.37)	$(0.96)	$10.75	9.31%	$5,130,906	0.51%		0.51%		0.50%		0.50%		4.71%		240	%**
03/31/2010	10.14	0.54	0.95	1.49	(0.57)	(0.34)	(0.91)	10.72	14.91	3,976,419	0.51		0.51		0.50		0.50		5.02		364
03/31/2009	10.51	0.51	(0.25)	0.26	(0.50)	(0.13)	(0.63)	10.14	2.63	2,431,539	0.51		0.51		0.50		0.50		5.02		398
03/31/2008	10.09	0.50	0.44	0.94	(0.50)	(0.02)	(0.52)	10.51	9.73	714,193	0.50		0.50		0.50		0.50		4.85		314
08/31/2006 - 03/31/2007	10.00	0.29	0.09	0.38	(0.29)	0.00	(0.29)	10.09	3.89	4,631	0.50	*	1.61	*	0.50	*	1.61	*	4.99	*	330
PIMCO Long-Term Credit Fund
Institutional Class
03/31/2011	$11.71	$0.69	$0.68	$1.37	$(0.72)	$(0.77)	$(1.49)	$11.59	12.30%	$1,673,967	0.56%		0.56%		0.55%		0.55%		5.79%		341	%**
03/31/2010	10.00	0.66	1.85	2.51	(0.62)	(0.18)	(0.80)	11.71	25.56	1,834,816	0.55		0.55		0.55		0.55		5.76		166
03/31/2009 - 03/31/2009	10.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	13,120	0.55	*	0.55	*	0.55	*	0.55	*	(0.55	)*	0

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
PIMCO Long-Term U.S. Government Fund
Class A
03/31/2011	$10.79	$0.38	$0.56	$0.94	$(0.41)	$(0.93)	$(1.34)	$10.39	8.70%	$192,776	0.885%	0.875%	3.33%	363	%*
03/31/2010	11.58	0.42	(0.25)	0.17	(0.45)	(0.51)	(0.96)	10.79	1.49	176,403	0.895	0.875	3.73	415
03/31/2009	11.30	0.42	0.37	0.79	(0.43)	(0.08)	(0.51)	11.58	7.27	201,456	0.905	0.875	3.82	367
03/31/2008	10.66	0.48	0.63	1.11	(0.47)	0.00	(0.47)	11.30	10.78	233,321	0.875	0.875	4.43	291
03/31/2007	10.48	0.47	0.19	0.66	(0.47)	(0.01)	(0.48)	10.66	6.41	179,750	0.875	0.875	4.45	971
Class B
03/31/2011	10.79	0.30	0.56	0.86	(0.33)	(0.93)	(1.26)	10.39	7.90	7,584	1.635	1.625	2.60	363	*
03/31/2010	11.58	0.34	(0.25)	0.09	(0.37)	(0.51)	(0.88)	10.79	0.74	16,774	1.645	1.625	3.01	415
03/31/2009	11.30	0.34	0.36	0.70	(0.34)	(0.08)	(0.42)	11.58	6.47	26,934	1.655	1.625	3.07	367
03/31/2008	10.66	0.40	0.64	1.04	(0.40)	0.00	(0.40)	11.30	9.97	32,425	1.625	1.625	3.73	291
03/31/2007	10.48	0.39	0.19	0.58	(0.39)	(0.01)	(0.40)	10.66	5.62	36,900	1.625	1.625	3.71	971
Class C
03/31/2011	10.79	0.29	0.57	0.86	(0.33)	(0.93)	(1.26)	10.39	7.90	48,209	1.635	1.625	2.58	363	*
03/31/2010	11.58	0.34	(0.25)	0.09	(0.37)	(0.51)	(0.88)	10.79	0.74	45,276	1.645	1.625	3.00	415
03/31/2009	11.30	0.34	0.36	0.70	(0.34)	(0.08)	(0.42)	11.58	6.47	56,492	1.655	1.625	3.06	367
03/31/2008	10.66	0.40	0.63	1.03	(0.39)	0.00	(0.39)	11.30	9.96	52,461	1.625	1.625	3.67	291
03/31/2007	10.48	0.39	0.19	0.58	(0.39)	(0.01)	(0.40)	10.66	5.62	39,482	1.625	1.625	3.71	971
PIMCO Low Duration Fund
Class A
03/31/2011	$10.44	$0.17	$0.21	$0.38	$(0.19)	$(0.19)	$(0.38)	$10.44	3.74%	$3,439,969	0.85%	0.85%	1.61%	461	%*
03/31/2010	9.30	0.22	1.19	1.41	(0.26)	(0.01)	(0.27)	10.44	15.35	3,074,798	0.85	0.85	2.19	488
03/31/2009	10.14	0.38	(0.71)	(0.33)	(0.38)	(0.13)	(0.51)	9.30	(3.24)	1,632,854	0.88	0.85	3.90	223
03/31/2008	9.95	0.43	0.26	0.69	(0.43)	(0.07)	(0.50)	10.14	7.19	1,614,909	0.85	0.85	4.24	141
03/31/2007	9.90	0.41	0.06	0.47	(0.42)	0.00	(0.42)	9.95	4.86	1,164,861	0.85	0.85	4.16	73
Class B
03/31/2011	10.44	0.08	0.23	0.31	(0.12)	(0.19)	(0.31)	10.44	2.97	31,539	1.60	1.60	0.77	461	*
03/31/2010	9.30	0.17	1.17	1.34	(0.19)	(0.01)	(0.20)	10.44	14.49	81,425	1.60	1.60	1.70	488
03/31/2009	10.14	0.31	(0.71)	(0.40)	(0.31)	(0.13)	(0.44)	9.30	(3.96)	105,595	1.63	1.60	3.14	223
03/31/2008	9.95	0.35	0.27	0.62	(0.36)	(0.07)	(0.43)	10.14	6.40	162,843	1.60	1.60	3.54	141
03/31/2007	9.90	0.34	0.06	0.40	(0.35)	0.00	(0.35)	9.95	4.08	208,559	1.60	1.60	3.40	73
Class C
03/31/2011	10.44	0.14	0.21	0.35	(0.16)	(0.19)	(0.35)	10.44	3.43	1,014,588	1.15	1.15	1.31	461	*
03/31/2010	9.30	0.17	1.20	1.37	(0.22)	(0.01)	(0.23)	10.44	14.83	837,286	1.30 (b)	1.30 (b)	1.71	488
03/31/2009	10.14	0.33	(0.71)	(0.38)	(0.33)	(0.13)	(0.46)	9.30	(3.72)	363,986	1.38	1.35	3.40	223
03/31/2008	9.95	0.38	0.26	0.64	(0.38)	(0.07)	(0.45)	10.14	6.66	387,133	1.35	1.35	3.78	141
03/31/2007	9.90	0.36	0.06	0.42	(0.37)	0.00	(0.37)	9.95	4.34	417,945	1.35	1.35	3.65	73
Class R
03/31/2011	10.44	0.15	0.21	0.36	(0.17)	(0.19)	(0.36)	10.44	3.49	96,283	1.10	1.10	1.41	461	*
03/31/2010	9.30	0.20	1.19	1.39	(0.24)	(0.01)	(0.25)	10.44	15.07	39,325	1.10	1.10	1.97	488
03/31/2009	10.14	0.35	(0.70)	(0.35)	(0.36)	(0.13)	(0.49)	9.30	(3.49)	21,872	1.13	1.10	3.64	223
03/31/2008	9.95	0.41	0.26	0.67	(0.41)	(0.07)	(0.48)	10.14	6.93	9,642	1.10	1.10	4.05	141
03/31/2007	9.90	0.39	0.06	0.45	(0.40)	0.00	(0.40)	9.95	4.60	11,305	1.10	1.10	3.89	73

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective January 1, 2010, the Fund's distribution and/or service/12b-1 fees was reduced by 0.20% to an annual rate of 0.30%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)		Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
PIMCO Money Market Fund
Class A
03/31/2011	$1.00	$0.00	^	$0.00	$0.00	$0.00 ^	$0.00	$0.00	$1.00	0.06%	$186,888	0.22%	0.57%	0.22%	0.57%	0.05%	N/A
03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00	0.00	1.00	0.09	152,737	0.32	0.59	0.32	0.59	0.05	N/A
03/31/2009	1.00	0.01		0.00	0.01	(0.01)	0.00	(0.01)	1.00	1.26	194,007	0.54	0.59	0.54	0.59	1.04	N/A
03/31/2008	1.00	0.04		0.00	0.04	(0.04)	0.00	(0.04)	1.00	4.43	108,430	0.57	0.57	0.57	0.57	4.28	N/A
03/31/2007	1.00	0.05		0.00	0.05	(0.05)	0.00	(0.05)	1.00	4.77	75,947	0.57	0.57	0.57	0.57	4.69	N/A
Class B
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00	0.00	1.00	0.06	11,929	0.22	1.47	0.22	1.47	0.04	N/A
03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00	0.00	1.00	0.09	33,102	0.32	1.49	0.32	1.49	0.05	N/A
03/31/2009	1.00	0.01		0.00	0.01	(0.01)	0.00	(0.01)	1.00	0.64	72,511	1.13	1.49	1.13	1.49	0.55	N/A
03/31/2008	1.00	0.03		0.00	0.03	(0.03)	0.00	(0.03)	1.00	3.50	56,818	1.47	1.47	1.47	1.47	3.40	N/A
03/31/2007	1.00	0.04		0.00	0.04	(0.04)	0.00	(0.04)	1.00	4.38	49,405	0.95	1.47	0.95	1.47	4.33	N/A
Class C
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00	0.00	1.00	0.06	95,215	0.22	0.57	0.22	0.57	0.05	N/A
03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00	0.00	1.00	0.09	62,857	0.32	0.59	0.32	0.59	0.05	N/A
03/31/2009	1.00	0.01		0.00	0.01	(0.01)	0.00	(0.01)	1.00	1.26	126,219	0.54	0.59	0.54	0.59	1.02	N/A
03/31/2008	1.00	0.04		0.00	0.04	(0.04)	0.00	(0.04)	1.00	4.44	71,946	0.57	0.57	0.57	0.57	4.30	N/A
03/31/2007	1.00	0.05		0.00	0.05	(0.05)	0.00	(0.05)	1.00	4.78	59,031	0.57	0.57	0.57	0.57	4.70	N/A
PIMCO Mortgage-Backed Securities Fund
Class A
03/31/2011	$10.74	$0.27		$0.30	$0.57	$(0.29)	$(0.40)	$(0.69)	$10.62	5.40%	$97,366	0.90%	0.90%	0.90%	0.90%	2.45%	966	%*
03/31/2010	10.21	0.47		0.94	1.41	(0.45)	(0.43)	(0.88)	10.74	14.14	125,408	0.96	0.96	0.90	0.90	4.46	1,035
03/31/2009	10.88	0.69		(0.62)	0.07	(0.65)	(0.09)	(0.74)	10.21	0.77	87,417	2.04	2.04	0.90	0.90	6.60	1,093
03/31/2008	10.72	0.50		0.22	0.72	(0.49)	(0.07)	(0.56)	10.88	6.93	55,202	1.56	1.56	0.90	0.90	4.65	630
03/31/2007	10.47	0.47		0.25	0.72	(0.47)	0.00	(0.47)	10.72	7.08	42,395	0.90	0.90	0.90	0.90	4.46	780
Class B
03/31/2011	10.74	0.19		0.30	0.49	(0.21)	(0.40)	(0.61)	10.62	4.62	3,229	1.65	1.65	1.65	1.65	1.75	966	*
03/31/2010	10.21	0.41		0.92	1.33	(0.37)	(0.43)	(0.80)	10.74	13.30	9,258	1.71	1.71	1.65	1.65	3.84	1,035
03/31/2009	10.88	0.58		(0.59)	(0.01)	(0.57)	(0.09)	(0.66)	10.21	0.02	10,466	2.74	2.74	1.65	1.65	5.56	1,093
03/31/2008	10.72	0.42		0.22	0.64	(0.41)	(0.07)	(0.48)	10.88	6.14	15,544	2.29	2.29	1.65	1.65	3.92	630
03/31/2007	10.47	0.39		0.25	0.64	(0.39)	0.00	(0.39)	10.72	6.29	16,404	1.65	1.65	1.65	1.65	3.72	780
Class C
03/31/2011	10.74	0.19		0.30	0.49	(0.21)	(0.40)	(0.61)	10.62	4.62	29,681	1.65	1.65	1.65	1.65	1.72	966	*
03/31/2010	10.21	0.40		0.93	1.33	(0.37)	(0.43)	(0.80)	10.74	13.29	48,507	1.71	1.71	1.65	1.65	3.72	1,035
03/31/2009	10.88	0.60		(0.61)	(0.01)	(0.57)	(0.09)	(0.66)	10.21	0.01	34,962	2.77	2.77	1.65	1.65	5.77	1,093
03/31/2008	10.72	0.42		0.22	0.64	(0.41)	(0.07)	(0.48)	10.88	6.14	29,365	2.29	2.29	1.65	1.65	3.91	630
03/31/2007	10.47	0.39		0.25	0.64	(0.39)	0.00	(0.39)	10.72	6.28	28,454	1.65	1.65	1.65	1.65	3.72	780

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Municipal Bond Fund
Class A
03/31/2011	$8.89	$0.36	$(0.21)	$0.15	$(0.36)	$0.00	$(0.36)	$8.68	1.65%	$99,479	0.75%		0.75%		0.75%		0.75%		4.05%		22%
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00	(0.35)	8.89	17.92	119,541	0.76	(c)	0.76	(c)	0.76	(c)	0.76	(c)	4.05		51
03/31/2009	9.67	0.40	(1.81)	(1.41)	(0.41)	0.00	(0.41)	7.85	(14.86)	87,958	0.775		0.775		0.775		0.775		4.55		100
03/31/2008	10.31	0.40	(0.64)	(0.24)	(0.40)	0.00	(0.40)	9.67	(2.36)	72,205	0.885	(b)	0.885	(b)	0.805	(b)	0.805	(b)	3.96		64
03/31/2007	10.18	0.38	0.13	0.51	(0.38)	0.00	(0.38)	10.31	5.12	76,698	0.875		0.875		0.825		0.825		3.70		76
Class B
03/31/2011	8.89	0.30	(0.22)	0.08	(0.29)	0.00	(0.29)	8.68	0.89	3,611	1.50		1.50		1.50		1.50		3.30		22
03/31/2010	7.85	0.29	1.03	1.32	(0.28)	0.00	(0.28)	8.89	17.02	10,332	1.51	(c)	1.51	(c)	1.51	(c)	1.51	(c)	3.34		51
03/31/2009	9.67	0.34	(1.81)	(1.47)	(0.35)	0.00	(0.35)	7.85	(15.50)	13,727	1.526		1.526		1.526		1.526		3.76		100
03/31/2008	10.31	0.32	(0.63)	(0.31)	(0.33)	0.00	(0.33)	9.67	(3.09)	23,379	1.635	(b)	1.635	(b)	1.555	(b)	1.555	(b)	3.21		64
03/31/2007	10.18	0.30	0.14	0.44	(0.31)	0.00	(0.31)	10.31	4.36	30,371	1.635		1.635		1.575		1.575		2.97		76
Class C
03/31/2011	8.89	0.32	(0.21)	0.11	(0.32)	0.00	(0.32)	8.68	1.15	56,714	1.25		1.25		1.25		1.25		3.55		22
03/31/2010	7.85	0.31	1.04	1.35	(0.31)	0.00	(0.31)	8.89	17.33	64,500	1.26	(c)	1.26	(c)	1.26	(c)	1.26	(c)	3.56		51
03/31/2009	9.67	0.36	(1.81)	(1.45)	(0.37)	0.00	(0.37)	7.85	(15.28)	53,405	1.275		1.275		1.275		1.275		4.05		100
03/31/2008	10.31	0.35	(0.64)	(0.29)	(0.35)	0.00	(0.35)	9.67	(2.85)	60,036	1.385	(b)	1.385	(b)	1.305	(b)	1.305	(b)	3.46		64
03/31/2007	10.18	0.33	0.13	0.46	(0.33)	0.00	(0.33)	10.31	4.60	67,140	1.385		1.385		1.325		1.325		3.20		76
PIMCO New York Municipal Bond Fund
Class A
03/31/2011	10.79	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)	10.58	1.39	37,823	0.775		0.775		0.775		0.775		3.32		25
03/31/2010	10.13	0.38	0.66	1.04	(0.38)	0.00	(0.38)	10.79	10.38	43,833	0.775		0.775		0.775		0.775		3.54		29
03/31/2009	10.68	0.36	(0.51)	(0.15)	(0.38)	(0.02)	(0.40)	10.13	(1.42)	28,996	0.775		0.775		0.775		0.775		3.49		121
03/31/2008	10.88	0.37	(0.18)	0.19	(0.37)	(0.02)	(0.39)	10.68	1.74	23,010	0.795	(b)	0.795	(b)	0.795	(b)	0.795	(b)	3.40		44
03/31/2007	10.76	0.37	0.14	0.51	(0.37)	(0.02)	(0.39)	10.88	4.81	19,184	0.855		0.855		0.825		0.825		3.43		29
Class C
03/31/2011	10.79	0.28	(0.21)	0.07	(0.28)	0.00	(0.28)	10.58	0.62	3,068	1.525		1.525		1.525		1.525		2.57		25
08/31/2009 - 03/31/2010	10.59	0.16	0.21	0.37	(0.17)	0.00	(0.17)	10.79	3.48	977	1.525	*	1.525	*	1.525	*	1.525	*	2.56	*	29

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(c)	Effective October 1, 2009, the Fund's advisory fee was reduced by 0.025% to 0.20%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
PIMCO Real Return Fund
Class A
03/31/2011	$10.87	$0.23	$0.63	$0.86	$(0.24)	$0.00	$0.00	$(0.24)	$11.49	7.99%	$4,264,937	0.91%		0.91%		0.90%		0.90%		2.06%	174	%*
03/31/2010	10.00	0.37	0.91	1.28	(0.41)	0.00	0.00	(0.41)	10.87	13.00	3,868,404	0.93		0.93		0.90		0.90		3.45	408
03/31/2009	11.45	0.23	(0.99)	(0.76)	(0.30)	(0.39)	0.00	(0.69)	10.00	(6.33)	3,115,455	1.15		1.15		0.90		0.90		2.24	915
03/31/2008	10.89	0.58	0.90	1.48	(0.55)	(0.37)	0.00	(0.92)	11.45	14.33	3,112,012	0.90		0.90		0.90		0.90		5.29	806
03/31/2007	10.82	0.34	0.15	0.49	(0.33)	(0.08)	(0.01)	(0.42)	10.89	4.53	2,880,617	0.90		0.90		0.90		0.90		3.16	480
Class B
03/31/2011	10.87	0.15	0.63	0.78	(0.16)	0.00	0.00	(0.16)	11.49	7.19	135,904	1.66		1.66		1.65		1.65		1.29	174	*
03/31/2010	10.00	0.31	0.90	1.21	(0.34)	0.00	0.00	(0.34)	10.87	12.16	316,880	1.68		1.68		1.65		1.65		2.89	408
03/31/2009	11.45	0.19	(1.03)	(0.84)	(0.22)	(0.39)	0.00	(0.61)	10.00	(7.03)	379,558	1.87		1.87		1.65		1.65		1.82	915
03/31/2008	10.89	0.51	0.88	1.39	(0.46)	(0.37)	0.00	(0.83)	11.45	13.49	633,778	1.65		1.65		1.65		1.65		4.62	806
03/31/2007	10.82	0.27	0.14	0.41	(0.25)	(0.08)	(0.01)	(0.34)	10.89	3.76	737,160	1.65		1.65		1.65		1.65		2.52	480
Class C
03/31/2011	10.87	0.18	0.63	0.81	(0.19)	0.00	0.00	(0.19)	11.49	7.46	2,625,825	1.41		1.41		1.40		1.40		1.55	174	*
03/31/2010	10.00	0.30	0.93	1.23	(0.36)	0.00	0.00	(0.36)	10.87	12.44	2,387,310	1.43		1.43		1.40		1.40		2.84	408
03/31/2009	11.45	0.19	(1.00)	(0.81)	(0.25)	(0.39)	0.00	(0.64)	10.00	(6.80)	1,543,052	1.64		1.64		1.40		1.40		1.81	915
03/31/2008	10.89	0.53	0.89	1.42	(0.49)	(0.37)	0.00	(0.86)	11.45	13.77	1,580,743	1.40		1.40		1.40		1.40		4.80	806
03/31/2007	10.82	0.30	0.13	0.43	(0.27)	(0.08)	(0.01)	(0.36)	10.89	4.02	1,493,749	1.40		1.40		1.40		1.40		2.81	480
Class R
03/31/2011	10.87	0.20	0.64	0.84	(0.22)	0.00	0.00	(0.22)	11.49	7.72	327,677	1.16		1.16		1.15		1.15		1.80	174	*
03/31/2010	10.00	0.33	0.93	1.26	(0.39)	0.00	0.00	(0.39)	10.87	12.72	255,267	1.18		1.18		1.15		1.15		3.09	408
03/31/2009	11.45	0.17	(0.96)	(0.79)	(0.27)	(0.39)	0.00	(0.66)	10.00	(6.56)	154,856	1.44		1.44		1.15		1.15		1.69	915
03/31/2008	10.89	0.53	0.92	1.45	(0.52)	(0.37)	0.00	(0.89)	11.45	14.05	94,611	1.15		1.15		1.15		1.15		4.81	806
03/31/2007	10.82	0.30	0.16	0.46	(0.30)	(0.08)	(0.01)	(0.39)	10.89	4.27	59,303	1.15		1.15		1.15		1.15		2.76	480
PIMCO Short Duration Municipal Income Fund
Class A
03/31/2011	$8.55	$0.10	$0.00	$0.10	$(0.10)	$0.00	$0.00	$(0.10)	$8.55	1.20%	$123,696	0.73%		0.73%		0.73%		0.73%		1.22%	56%
03/31/2010	8.20	0.13	0.35	0.48	(0.13)	0.00	0.00	(0.13)	8.55	5.86	190,080	0.74	(d)	0.74	(d)	0.74	(d)	0.74	(d)	1.50	73
03/31/2009	9.54	0.31	(1.33)	(1.02)	(0.32)	0.00	0.00	(0.32)	8.20	(10.92)	88,621	0.75		0.75		0.75		0.75		3.40	155
03/31/2008	9.95	0.34	(0.41)	(0.07)	(0.34)	0.00	0.00	(0.34)	9.54	(0.77)	62,549	0.78	(c)	0.78	(c)	0.78	(c)	0.78	(c)	3.43	35
03/31/2007	9.96	0.31	(0.01)	0.30	(0.31)	0.00	0.00	(0.31)	9.95	3.09	86,895	0.75	(b)	0.80		0.70	(b)	0.75		3.16	71
Class C
03/31/2011	8.55	0.08	0.00	0.08	(0.08)	0.00	0.00	(0.08)	8.55	0.90	22,373	1.03		1.03		1.03		1.03		0.93	56
03/31/2010	8.20	0.11	0.34	0.45	(0.10)	0.00	0.00	(0.10)	8.55	5.55	24,771	1.04	(d)	1.04	(d)	1.04	(d)	1.04	(d)	1.27	73
03/31/2009	9.54	0.27	(1.32)	(1.05)	(0.29)	0.00	0.00	(0.29)	8.20	(11.18)	18,915	1.05		1.05		1.05		1.05		3.07	155
03/31/2008	9.95	0.31	(0.41)	(0.10)	(0.31)	0.00	0.00	(0.31)	9.54	(1.07)	19,764	1.08	(c)	1.08	(c)	1.08	(c)	1.08	(c)	3.13	35
03/31/2007	9.96	0.29	(0.01)	0.28	(0.29)	0.00	0.00	(0.29)	9.95	2.80	26,052	1.05	(b)	1.10		1.00	(b)	1.05		2.87	71

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	PIMCO and the Distributor have contractually agreed to waive 0.05% of the Fund's administrative fee and distribution and/or service/12b-1 Fees.
(c)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(d)	Effective October 1, 2009, the Fund's advisory fee was reduced by 0.02% to 0.18%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)		Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
PIMCO Short-Term Fund
Class A
03/31/2011	$9.87	$0.07		$0.07	$0.14	$(0.07)	$(0.05)	$(0.12)	$9.89	1.42%	$1,322,742	0.80%		0.80%		0.80%		0.80%		0.68%	182	%**
03/31/2010	9.39	0.12		0.53	0.65	(0.14)	(0.03)	(0.17)	9.87	6.94	1,560,419	0.80		0.80		0.80		0.80		1.19	446
03/31/2009	9.81	0.35		(0.29)	0.06	(0.33)	(0.15)	(0.48)	9.39	0.66	382,308	0.85		0.85		0.80		0.80		3.62	582
03/31/2008	9.96	0.45		(0.12)	0.33	(0.45)	(0.03)	(0.48)	9.81	3.34	201,097	0.84	(c)	0.84	(c)	0.83	(c)	0.83	(c)	4.52	191
03/31/2007	9.98	0.44		0.00	0.44	(0.43)	(0.03)	(0.46)	9.96	4.51	259,410	0.75	(b)	0.80		0.75	(b)	0.80		4.42	187
Class B
03/31/2011	9.87	0.00	^	0.07	0.07	0.00 ^	(0.05)	(0.05)	9.89	0.77	2,698	1.43		1.55		1.43		1.55		0.04	182	**
03/31/2010	9.39	0.08		0.50	0.58	(0.07)	(0.03)	(0.10)	9.87	6.17	4,977	1.53		1.55		1.53		1.55		0.86	446
03/31/2009	9.81	0.28		(0.29)	(0.01)	(0.26)	(0.15)	(0.41)	9.39	(0.09)	8,359	1.60		1.60		1.55		1.55		2.90	582
03/31/2008	9.96	0.38		(0.13)	0.25	(0.37)	(0.03)	(0.40)	9.81	2.57	9,485	1.59	(c)	1.59	(c)	1.58	(c)	1.58	(c)	3.78	191
03/31/2007	9.98	0.37		0.00	0.37	(0.36)	(0.03)	(0.39)	9.96	3.73	14,144	1.50	(b)	1.55		1.50	(b)	1.55		3.66	187
Class C
03/31/2011	9.87	0.04		0.07	0.11	(0.04)	(0.05)	(0.09)	9.89	1.11	279,411	1.10		1.10		1.10		1.10		0.38	182	**
03/31/2010	9.39	0.10		0.52	0.62	(0.11)	(0.03)	(0.14)	9.87	6.62	298,079	1.10		1.10		1.10		1.10		1.00	446
03/31/2009	9.81	0.32		(0.29)	0.03	(0.30)	(0.15)	(0.45)	9.39	0.36	124,847	1.15		1.15		1.10		1.10		3.34	582
03/31/2008	9.96	0.42		(0.12)	0.30	(0.42)	(0.03)	(0.45)	9.81	3.03	100,746	1.14	(c)	1.14	(c)	1.13	(c)	1.13	(c)	4.22	191
03/31/2007	9.98	0.41		0.00	0.41	(0.40)	(0.03)	(0.43)	9.96	4.19	121,666	1.05	(b)	1.10		1.05	(b)	1.10		4.11	187
Class R
03/31/2011	9.87	0.04		0.07	0.11	(0.04)	(0.05)	(0.09)	9.89	1.16	9,462	1.05		1.05		1.05		1.05		0.44	182	**
03/31/2010	9.39	0.10		0.53	0.63	(0.12)	(0.03)	(0.15)	9.87	6.67	7,689	1.05		1.05		1.05		1.05		1.02	446
03/31/2009	9.81	0.32		(0.28)	0.04	(0.31)	(0.15)	(0.46)	9.39	0.41	2,583	1.10		1.10		1.05		1.05		3.35	582
03/31/2008	9.96	0.42		(0.12)	0.30	(0.42)	(0.03)	(0.45)	9.81	3.07	948	1.08	(c)	1.08	(c)	1.07	(c)	1.07	(c)	4.20	191
03/31/2007	9.98	0.42		0.00	0.42	(0.41)	(0.03)	(0.44)	9.96	4.25	632	1.00	(b)	1.05		1.00	(b)	1.05		4.18	187
PIMCO Total Return Fund
Class A
03/31/2011	$11.04	$0.28		$0.41	$0.69	$(0.31)	$(0.54)	$(0.85)	$10.88	6.39%	$26,070,979	0.90%		0.90%		0.90%		0.90%		2.48%	430	%**
03/31/2010	10.13	0.39		1.10	1.49	(0.47)	(0.11)	(0.58)	11.04	14.99	25,941,564	0.91		0.91		0.90		0.90		3.61	402
03/31/2009	10.91	0.51		(0.28)	0.23	(0.52)	(0.49)	(1.01)	10.13	2.49	17,656,880	1.08		1.08		0.90		0.90		4.92	300
03/31/2008	10.43	0.49		0.55	1.04	(0.49)	(0.07)	(0.56)	10.91	10.29	13,154,435	0.96		0.96		0.90		0.90		4.68	226
03/31/2007	10.33	0.45		0.14	0.59	(0.45)	(0.04)	(0.49)	10.43	5.83	11,824,650	0.90		0.90		0.90		0.90		4.35	257
Class B
03/31/2011	11.04	0.19		0.42	0.61	(0.23)	(0.54)	(0.77)	10.88	5.60	540,862	1.65		1.65		1.65		1.65		1.70	430	**
03/31/2010	10.13	0.32		1.09	1.41	(0.39)	(0.11)	(0.50)	11.04	14.13	978,692	1.66		1.66		1.65		1.65		2.97	402
03/31/2009	10.91	0.43		(0.28)	0.15	(0.44)	(0.49)	(0.93)	10.13	1.73	965,329	1.83		1.83		1.65		1.65		4.14	300
03/31/2008	10.43	0.42		0.54	0.96	(0.41)	(0.07)	(0.48)	10.91	9.48	1,127,848	1.70		1.70		1.65		1.65		3.95	226
03/31/2007	10.33	0.37		0.14	0.51	(0.37)	(0.04)	(0.41)	10.43	5.04	1,304,268	1.65		1.65		1.65		1.65		3.60	257
Class C
03/31/2011	11.04	0.19		0.42	0.61	(0.23)	(0.54)	(0.77)	10.88	5.60	11,717,441	1.65		1.65		1.65		1.65		1.73	430	**
03/31/2010	10.13	0.29		1.12	1.41	(0.39)	(0.11)	(0.50)	11.04	14.13	11,103,810	1.66		1.66		1.65		1.65		2.73	402
03/31/2009	10.91	0.44		(0.29)	0.15	(0.44)	(0.49)	(0.93)	10.13	1.72	4,934,686	1.83		1.83		1.65		1.65		4.19	300
03/31/2008	10.43	0.41		0.55	0.96	(0.41)	(0.07)	(0.48)	10.91	9.47	2,884,366	1.71		1.71		1.65		1.65		3.93	226
03/31/2007	10.33	0.37		0.14	0.51	(0.37)	(0.04)	(0.41)	10.43	5.05	2,456,435	1.65		1.65		1.65		1.65		3.61	257
Class R
03/31/2011	11.04	0.25		0.42	0.67	(0.29)	(0.54)	(0.83)	10.88	6.13	2,641,023	1.15		1.15		1.15		1.15		2.24	430	**
03/31/2010	10.13	0.35		1.11	1.46	(0.44)	(0.11)	(0.55)	11.04	14.71	2,031,285	1.16		1.16		1.15		1.15		3.29	402
03/31/2009	10.91	0.49		(0.28)	0.21	(0.50)	(0.49)	(0.99)	10.13	2.23	1,038,081	1.33		1.33		1.15		1.15		4.73	300
03/31/2008	10.43	0.47		0.55	1.02	(0.47)	(0.07)	(0.54)	10.91	10.02	505,431	1.21		1.21		1.15		1.15		4.43	226
03/31/2007	10.33	0.43		0.14	0.57	(0.43)	(0.04)	(0.47)	10.43	5.57	336,612	1.15		1.15		1.15		1.15		4.11	257

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	PIMCO and Distributor have contractually agreed to waive 0.05% of the Fund's administrative fee and distribution and/or service/12b-1 fees.
(c)	Effective October 1, 2007, the administrative fee was reduced by 0.05% to an annual rate of 0.30%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Unconstrained Bond Fund
Class A
03/31/2011	$11.01	$0.27	$0.13	$0.40	$(0.22)	$(0.02)	$(0.24)	$11.17	3.66%	$2,666,336	1.38%		1.38%		1.30%		1.30%		2.39%		1,240	%**
03/31/2010	10.17	0.34	1.07	1.41	(0.32)	(0.25)	(0.57)	11.01	14.16	1,152,457	1.30		1.30		1.30		1.30		3.14		1,039
06/30/2008 - 03/31/2009	10.00	0.19	0.11	0.30	(0.13)	0.00	(0.13)	10.17	3.08	198,080	1.31	*	1.33	*	1.30	*	1.32	*	2.48	*	417
Class C
03/31/2011	11.01	0.18	0.13	0.31	(0.13)	(0.02)	(0.15)	11.17	2.89	1,257,972	2.13		2.13		2.05		2.05		1.64		1,240	**
03/31/2010	10.17	0.26	1.07	1.33	(0.24)	(0.25)	(0.49)	11.01	13.31	485,355	2.05		2.05		2.05		2.05		2.34		1,039
07/31/2008 - 03/31/2009	9.89	0.13	0.23	0.36	(0.08)	0.00	(0.08)	10.17	3.66	41,397	2.06	*	2.08	*	2.05	*	2.07	*	1.91	*	417
Class R
03/31/2011	11.01	0.24	0.13	0.37	(0.19)	(0.02)	(0.21)	11.17	3.41	37,398	1.63		1.63		1.55		1.55		2.16		1,240	**
03/31/2010	10.17	0.33	1.06	1.39	(0.30)	(0.25)	(0.55)	11.01	13.88	4,531	1.55		1.55		1.55		1.55		3.04		1,039
07/31/2008 - 03/31/2009	9.89	0.17	0.22	0.39	(0.11)	0.00	(0.11)	10.17	3.99	9,537	1.56	*	1.58	*	1.55	*	1.57	*	2.52	*	417
PIMCO Unconstrained Tax Managed Bond Fund
Class A
03/31/2011	$10.41	$0.15	$0.03	$0.18	$(0.11)	$(0.01)	$(0.12)	$10.47	1.67%	$84,494	1.18%		1.18%		1.10%		1.10%		1.45%		401	%**
03/31/2010	9.77	0.18	0.71	0.89	(0.21)	(0.04)	(0.25)	10.41	9.19	27,531	1.10		1.13		1.10		1.13		1.72		318
01/30/2009 - 03/31/2009	10.00	0.02	(0.23)	(0.21)	(0.02)	0.00	(0.02)	9.77	(2.08)	1,384	1.10	*	9.29	*	1.10	*	9.29	*	1.11	*	0
Class C
03/31/2011	10.41	0.07	0.03	0.10	(0.03)	(0.01)	(0.04)	10.47	0.91	26,906	1.93		1.93		1.85		1.85		0.70		401	**
03/31/2010	9.77	0.09	0.72	0.81	(0.13)	(0.04)	(0.17)	10.41	8.35	9,809	1.85		1.87		1.85		1.87		0.89		318
01/30/2009 - 03/31/2009	10.00	0.01	(0.23)	(0.22)	(0.01)	0.00	(0.01)	9.77	(2.18)	174	1.85	*	9.16	*	1.85	*	9.16	*	0.49	*	0

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Appendix A
Description of Securities Ratings

A Fund's investments may range in quality from securities rated in the lowest category in which a Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's, BBB by S&P or Fitch and comparable securities. They are considered predominately speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation;
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assign-ed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.
  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor.Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).
  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.
  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.
  A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This qualifier is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. unsolicited:

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

pr: The letters 'pr' indicated that the rating was provisional. A provisional rating assumed the successful completion of the project financed by the debt being rated and indicated that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A 'q' subscript indicated that the rating was based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
 AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most indivi-
dual obligations of corporate issuers with IDRs in the 'B' rat-
ing category and below, and for most distressed or defaulted structured finance obligations rated "CCC" or below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., PO Box 55060, Boston MA, 02205-5060

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Website at www.pimco.com/investments.

PIMCO FUNDS 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimco.com/investments for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-05028	PF0000R_081911

July 31, 2011 (as supplemented August 19, 2011)
PIMCO Funds Prospectus

Strategic Markets Funds	A	B	C	R
PIMCO All Asset Fund	PASAX	PASBX	PASCX	PATRX
PIMCO All Asset All Authority Fund	PAUAX	—	PAUCX	—
PIMCO CommoditiesPLUS™ Short Strategy Fund	PCCAX		PPSCX	—
PIMCO CommoditiesPLUS™ Strategy Fund	PCLAX	—	PCPCX	PCPRX
PIMCO CommodityRealReturn Strategy Fund®	PCRAX	PCRBX	PCRCX	PCSRX
PIMCO Fundamental Advantage Total Return Strategy Fund	PTFAX	—	PTRCX	—
PIMCO Fundamental IndexPLUS® TR Fund	PIXAX	—	PIXCX	—
PIMCO Global Multi-Asset Fund	PGMAX	—	PGMCX	PGMRX
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	PPUAX	—	PPUCX	—
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar Hedged)	PIPAX	PIPBX	PIPCX	—
PIMCO Real Income™ 2019 Fund	PCIAX	—	PRLCX	—
PIMCO Real Income™ 2029 Fund	POIAX	—	PORCX	—
PIMCO RealEstateRealReturn Strategy Fund	PETAX	PETBX	PETCX	—
PIMCO RealRetirement® 2010 Fund	PTNAX	—	PTNCX	PTNRX
PIMCO RealRetirement® 2015 Fund	PTNYX	—	PTNWX	PTNSX
PIMCO RealRetirement® 2020 Fund	PTYAX	—	PTYCX	PTYRX
PIMCO RealRetirement® 2025 Fund	PENZX		PENWX	PENRX
PIMCO RealRetirement® 2030 Fund	PEHAX	—	PEHCX	PEHRX
PIMCO RealRetirement® 2035 Fund	PIVAX		PIVWX	PIVSX
PIMCO RealRetirement® 2040 Fund	POFAX	—	POFCX	POFRX
PIMCO RealRetirement® 2050 Fund	PFYAX	—	PFYCX	PFYRX
PIMCO Small Cap StocksPLUS® TR Fund	PCKAX	—	PCKCX	—
PIMCO StocksPLUS® Fund	PSPAX	PSPBX	PSPCX	PSPRX
PIMCO StocksPLUS® Long Duration Fund	—	—	—	—
PIMCO StocksPLUS® Total Return Fund	PTOAX	PTOBX	PSOCX	—
PIMCO StocksPLUS® TR Short Strategy Fund	PSSAX	—	PSSCX	—
PIMCO Tax Managed Real Return Fund	PTXAX	—	PXMCX	—

As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summaries
PIMCO All Asset Fund
PIMCO All Asset All Authority Fund
PIMCO CommoditiesPLUS™ Short Strategy Fund
PIMCO CommoditiesPLUS™ Strategy Fund
PIMCO CommodityRealReturn Strategy Fund®
PIMCO Fundamental Advantage Total Return Strategy Fund
PIMCO Fundamental IndexPLUS® TR Fund
PIMCO Global Multi-Asset Fund
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
PIMCO Real Income™ 2019 Fund
PIMCO Real Income™ 2029 Fund
PIMCO RealEstateRealReturn Strategy Fund
PIMCO RealRetirement® 2010 Fund
PIMCO RealRetirement® 2015 Fund
PIMCO RealRetirement® 2020 Fund
PIMCO RealRetirement® 2025 Fund
PIMCO RealRetirement® 2030 Fund
PIMCO RealRetirement® 2035 Fund
PIMCO RealRetirement® 2040 Fund
PIMCO RealRetirement® 2050 Fund
PIMCO Small Cap StocksPLUS® TR Fund
PIMCO StocksPLUS® Fund
PIMCO StocksPLUS® Long Duration Fund
PIMCO StocksPLUS® Total Return Fund
PIMCO StocksPLUS® TR Short Strategy Fund
PIMCO Tax Managed Real Return Fund
Summary of Other Important Information Regarding Fund Shares

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Funds

Classes of Shares - Class A, B, C and R Shares

How Fund Shares are Priced

How to Buy and Sell Shares

Fund Distributions

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Descriptions of the Underlying PIMCO Funds

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO All Asset Fund

Investment Objective

The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	3.50%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.475%	0.475%	0.475%	0.525%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%
Acquired Fund Fees and Expenses(1)	0.74%	0.74%	0.74%	0.74%
Total Annual Fund Operating Expenses(2)(3)	1.465%	2.215%	2.215%	1.765%
Expense Reimbursement(4)	(0.06%)	(0.06%)	(0.06%)	(0.06%)
Total Annual Fund Operating Expenses After Expenses Reimbursement(5)	1.405%	2.155%	2.155%	1.705%
(1)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.02%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)	Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.445%, 2.195%, 2.195%, and 1.745% for Class A, Class B, Class C and Class R shares, respectively.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

PIMCO has contractually agreed, through July 31, 2012, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. "Other Expenses" reflect recoupment of waived advisory and supervisory and administrative fees from prior periods.

(5)

Total Annual Fund Operating Expenses After Expense Reimbursement excluding interest expense of the Underlying PIMCO Funds is 1.385%, 2.135%, 2.135% and 1.685% for Class A, Class B, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$513	$803	$1,115	$1,997
Class B	$569	$875	$1,207	$2,041
Class C	$319	$675	$1,157	$2,488
Class R	$173	$537	$926	$2,014

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$513	$803	$1,115	$1,997
Class B	$219	$675	$1,157	$2,041
Class C	$219	$675	$1,157	$2,488
Class R	$173	$537	$926	$2,014

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the Trust, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO RealRetirement® Funds, as well as in funds of PIMCO Equity Series, an affiliated open-end investment company ("Underlying PIMCO Funds"). Though it is anticipated that the Fund will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of Pacific Investment Management Company LLC ("PIMCO"). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund's asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund's investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Fund's combined investments in the PIMCO Fundamental IndexPLUS® TR, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return, PIMCO EqS Emerging Markets and PIMCO EqS Pathfinder™ Funds normally will not exceed 50% of its total assets. In addition, the Fund's combined investments in the PIMCO CommodityRealReturn Strategy®, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets. The Fund's assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Fund's asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short-and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Fund's asset allocation sub-adviser has the flexibility to reallocate the Fund's assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Fund may invest in additional PIMCO Funds created in the future.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Underlying PIMCO Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

The principal risks of investing in the Underlying PIMCO Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund measures its performance against two benchmarks. The Fund's primary benchmark is the Barclays Capital U.S. TIPS 1-10 Year Index. The Fund's secondary benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index ("CPI") (specifically, the CPI for All Urban Consumers). The Fund believes that this secondary benchmark reflects the Fund's long-term investment strategy more accurately than the Barclays Capital U.S. TIPS 1-10 Year Index.

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (April 30, 2003) and the inception date of Class R shares (January 31, 2006), performance information shown in the bar chart and table for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B, C and R shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged index market comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years. The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the CPI. This index reflects non-seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. The Lipper Flexible Portfolio Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including domestic common stocks, bond and money market instruments with a focus on total return.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 4.53%. For the periods shown in the bar chart, the highest quarterly return was 12.43% in the Q2 2009, and the lowest quarterly return was -8.38% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(07/31/02)
Class A Return Before Taxes	8.82%	4.79%	8.01%
Class A Return After Taxes on Distributions(1)	6.01%	2.45%	5.77%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	5.69%	2.68%	5.60%
Class B Return Before Taxes	8.72%	4.71%	7.73%
Class C Return Before Taxes	11.22%	4.81%	7.69%
Class R Return Before Taxes	12.75%	5.28%	8.19%
Barclays Capital U.S. TIPS: 1-10 Year Index (reflects no deductions for fees, expenses or taxes)	5.22%	5.41%	5.78%
Consumer Price Index + 500 Basis Points (reflects no deductions for fees, expenses or taxes)	6.68%	7.40%	7.58%

Lipper Flexible Portfolio Funds Average (reflects no deductions for sales charges or taxes)	12.03%	3.81%	7.09%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the asset allocation sub-adviser to the Fund.  The Fund's portfolio is managed by Robert D. Arnott. Mr. Arnott is the Chairman and Founder of Research Affiliates, LLC
and he has managed the Fund since July 2002.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO All Asset All Authority Fund

Investment Objective

The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses(1)	0.31%	0.31%
Acquired Fund Fees and Expenses(2)	0.86%	0.86%
Total Annual Fund Operating Expenses(3)(4)(5)	1.87%	2.62%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's ability to borrow money for investment purposes from a committed line of credit. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)

Acquired Fund Fees and Expenses (Underlying PIMCO Funds Expenses) include estimated interest expense of 0.02%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.85% and 2.60% for Class A and Class C shares, respectively.
(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(5)	Total Annual Fund Operating Expenses excluding interest expense is 1.56% and 2.31% for Class A and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$729	$1,105	$1,505	$2,620
Class C	$365	$814	$1,390	$2,954

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$729	$1,105	$1,505	$2,620
Class C	$265	$814	$1,390	$2,954

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the Trust, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO RealRetirement® Funds, as well as in funds of PIMCO Equity Series, an affiliated open-end investment company ("Underlying PIMCO Funds"). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund's asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund's investment in any particular UnderlyingPIMCO Fund normally will not exceed 50% of its total assets. The Portfolio's investment in the PIMCO StocksPLUS® TR Short Strategy Fund normally will not exceed 20% of its total assets. The Fund's combined investments in the PIMCO Fundamental IndexPLUS® TR, PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration and PIMCO StocksPLUS® Total Return Funds ("U.S. Stock Funds") normally will not exceed 50% of its total assets. The Fund's combined investments in the PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO EqS Emerging Markets and PIMCO EqS Pathfinder™ Funds ("Non-U.S. Stock Funds") normally will not exceed 33 1/3% of its total assets. The Fund's combined investments in the U.S. Stock Funds and Non-U.S. Stock Funds (less any investment in the PIMCO StocksPLUS® TR Short Strategy Fund) normally will not exceed 66 2/3% of its total assets. In addition, the Fund's combined investments in the PIMCO CommodityRealReturn® Strategy, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Fund's assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Fund's asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Fund's asset allocation sub-adviser has the flexibility to reallocate the Fund's assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may use leverage by borrowing for investment purposes. The Fund will borrow only from banks, and only when the value of the Fund's assets, minus its liabilities other than borrowings, equals or exceeds 300% of the Fund's total borrowings, including the proposed borrowing. If at any time this 300% coverage requirement is not met, the Fund will, within three business days, decrease its borrowings to the extent required. Borrowing requires the payment of interest and other loan costs. To make such payments, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. At times when the Fund's borrowings are substantial, the interest expense to the Fund may result in the Fund having little or no investment income. The use of leverage by borrowing creates the potential for greater gains to shareholders of the Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. In addition, the Underlying PIMCO Funds may engage in certain transactions that give rise to a form of leverage.

The Fund is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. In addition to investing in the underlying PIMCO Funds, at the discretion of Pacific Investment Management Company LLC ("PIMCO") and without shareholder approval, the Fund may invest in additional underlying PIMCO Funds created in the future.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Underlying PIMCO Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

The principal risks of investing in the Underlying PIMCO Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund measures its performance against two benchmarks. The Fund's primary benchmark is the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund's secondary benchmark is a benchmark created by adding 6.5% to the annual percentage change in the Consumer Price Index ("CPI") (specifically, the CPI for All Urban Consumers). The Fund believes that this secondary benchmark reflects the Fund's long-term investment strategy more accurately than the S&P 500.

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A and Class C shares (July 29, 2005), performance information shown in the bar chart and table for these classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and Class C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the CPI. This index reflects non-seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. The Lipper Flexible Portfolio Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including domestic common stocks, bond and money market instruments with a focus on total return.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 4.33%. For the periods shown in the bar chart, the highest quarterly return was 11.72% in the Q2 2009, and the lowest quarterly return was -6.77% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(10/31/03)
Class A Return Before Taxes	5.82%	5.40%	6.82%
Class A Return After Taxes on Distributions(1)	3.49%	3.15%	4.48%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	3.82%	3.29%	4.47%
Class C Return Before Taxes	8.24%	5.42%	6.59%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	4.63%
Consumer Price Index + 650 Basis Points (reflects no deductions for fees, expenses or taxes)	8.28%	9.01%	9.23%

Lipper Flexible Portfolio Funds Average (reflects no deductions for sales charges or taxes)	12.03%	3.81%	5.85%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the asset allocation sub-adviser to the Fund.  The Fund's portfolio is managed by Robert D. Arnott. Mr. Arnott is the Chairman and Founder of Research Affiliates, LLC
and he has managed the Fund since October 2003.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO CommoditiesPLUS™ Short Strategy Fund

Investment Objective

The Fund seeks total return which exceeds that of the inverse return of its benchmark, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Acquired Fund Fees and Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	1.41%	2.16%
Fee Waiver(1)	(0.12%)	(0.12%)
Total Annual Fund Operating Expenses After Fee Waiver	1.29%	2.04%
(1)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund IV Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$674	$936	$1,219	$2,021
Class C	$307	$640	$1,098	$2,369

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$674	$936	$1,219	$2,021
Class C	$207	$640	$1,098	$2,369

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in short positions with respect to the Dow Jones—UBS Commodity Index Total Return (the "Index"), including commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments, such that the Fund's net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations summarized below. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will generally benefit when the price of the Index is declining. When the Index is rising, the Fund will generally not perform as well. Fixed Income Instruments owned by the Fund may also benefit or detract from the Fund's net asset value. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long commodities positions. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index due to compounding, Pacific Investment Management Company LLC's ("PIMCO") active management, Fund fees and expenses and other factors discussed below.

The Fund will maintain short positions through the use of a combination of commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide short exposure to the investment returns of the commodities futures markets. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund's exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund may purchase call options on Index futures contracts or on other similar Index derivatives in an effort to limit the total potential decline in the Fund's net asset value during a market in which prices of commodities positions are rising or expected to rise. Because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be taxable as short-term gains or losses. However, a portion of the gains or losses from certain types of derivatives, including futures contracts in which the Fund may choose to invest, will be taxable as long-term gains or losses.

The Fund will seek to gain short exposure to the commodity futures markets primarily through investments in swap agreements and futures, and through investments in the PIMCO Cayman Commodity Fund IV Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments inversely linked to certain commodity indices and instruments inversely linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify short exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund's portfolio may deviate from the inverse returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its short exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser short exposure to that index than the value of the Fund's net assets, or greater or lesser short exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional short exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund's net assets.

The Fund may also invest in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the inverse performance of commodity indices. These commodity index-linked notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities futures market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO's forecast for interest rates and under normal market conditions is not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest in investment grade securities that are rated at least Baa, including up to 10% of its total assets in securities rated below A, by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to within 1% (plus or minus) of the foreign currency exposure of the Index, which as of June 30, 2011 was 0%. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls). The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of the Index on a daily basis, the Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods. Because the value of the Fund's derivatives short positions move in the opposite direction from the value of the Index each day, for periods greater than one day, the effect of compounding may result in the performance of these derivatives positions, and the Fund's performance attributable to those positions, to be either greater than or less than the inverse of the Index performance for such periods, and the extent of the variation could be substantial due to market volatility and other factors. In addition, the combination of income and capital gains or losses derived from the Fixed Income Instruments serving as cover for the Fund's short positions, coupled with the ability of the Fund to reduce or limit short exposure, as described above, may result in an imperfect inverse correlation between the performance of the Index and the performance of the Fund. It is possible for the Fund to experience a negative return when the Index is declining, and vice versa. Further, there are a number of other reasons why changes in the value of derivatives positions may not correlate exactly (either positively or inversely) with an index or which may otherwise prevent a mutual fund or its positions from achieving such correlation.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of commodity-linked derivative instruments are rising and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including correlation, liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance of the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

The Fund's benchmark index is the Dow Jones-UBS Commodity Index Total Return. The index is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Nicholas J. Johnson. Mr. Johnson is a Senior Vice President of PIMCO and he has managed the Fund since August 2010.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO CommoditiesPLUS™ Strategy Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmark consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	0.99%	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%
Acquired Fund Fees and Expenses	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	1.36%	2.11%	1.61%
Fee Waiver(1)	(0.12%)	(0.12%)	(0.12%)
Total Annual Fund Operating Expenses After Fee Waiver	1.24%	1.99%	1.49%
(1)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund III Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

Example. The Example is intended to help you compare the cost of investing in Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$669	$922	$1,194	$1,967
Class C	$302	$624	$1,073	$2,317
Class R	$152	$471	$813	$1,779

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$669	$922	$1,194	$1,967
Class C	$202	$624	$1,073	$2,317
Class R	$152	$471	$813	$1,779

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

The Fund will seek to gain exposure to the commodity futures markets primarily through investments in swap agreements and futures, and through investments in the PIMCO Cayman Commodity Fund III Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund's portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund's net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund's net assets.

The Fund may also invest in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These commodity index-linked notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities futures market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO's forecast for interest rates and under normal market conditions is not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest in investment grade securities that are rated at least Baa, including up to 10% of its total assets in securities rated below A, by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 5% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls). The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of commodity-linked derivative instruments are rising and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

The Fund's benchmark index is the Credit Suisse Commodity Benchmark. The Credit Suisse Commodity Benchmark is an unmanaged index composed of futures contracts on 30 physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Nicholas J. Johnson. Mr. Johnson is a Senior Vice President of PIMCO and he has managed the Fund since May 2010.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO CommodityRealReturn Strategy Fund®

Investment Objective

The Fund seeks maximum real return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	5.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.94%	0.94%	0.94%	0.94%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses(2)	1.34%	2.09%	2.09%	1.59%
Fee Waiver(3)	(0.13%)	(0.13%)	(0.13%)	(0.13%)
Total Annual Fund Operating Expenses After Fee Waiver(4)	1.21%	1.96%	1.96%	1.46%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 1.32%, 2.07%, 2.07% and 1.57% for Class A, Class B, Class C and Class R shares, respectively.
(3)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(4)	Total Annual Fund Operating Expenses After Fee Waiver excluding interest expense is 1.19%, 1.94%, 1.94% and 1.44% for Class A, Class B, Class C and Class R, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$667	$913	$1,178	$1,935
Class B	$699	$915	$1,257	$2,091
Class C	$299	$615	$1,057	$2,285
Class R	$149	$462	$797	$1,746

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$667	$913	$1,178	$1,935
Class B	$199	$615	$1,057	$2,091
Class C	$199	$615	$1,057	$2,285
Class R	$149	$462	$797	$1,746

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 198% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. "Real Return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). These commodity index-linked notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments.

The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund's portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund's net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund's net assets.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO's forecast for interest rates and under normal market conditions is not expected to exceed ten years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of commodity-linked derivative instruments are rising and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Dow Jones-UBS Commodity Total Return Index (formerly named the Dow Jones-AIG Commodity Index Total Return) is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The Lipper Commodities General Funds Average is a total return performance average of Funds that invest primarily in a blended basket of commodity-linked derivative instruments or physicals. It is not possible to invest directly in an unmanaged index. The Fund began operations on 6/28/02. Index comparisons began on 6/30/02.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 1.53%. For the periods shown in the bar chart, the highest quarterly return was 16.61% in the Q1 2004, and the lowest quarterly return was -35.85% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(06/28/02)
Class A Return Before Taxes	16.71%	1.73%	10.96%
Class A Return After Taxes on Distributions(1)	12.81%	-2.16%	6.63%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	10.46%	-0.96%	6.86%
Class B Return Before Taxes	17.55%	1.86%	10.92%
Class C Return Before Taxes	21.54%	2.11%	10.88%
Class R Return Before Taxes	23.33%	2.35%	11.07%
Dow Jones-UBS Commodity Index Total Return (reflects no deductions for fees, expenses or taxes)	16.83%	1.18%	8.13%

Lipper Commodities General Funds Average (reflects no deductions for sales charges or taxes)	13.86%	-1.97%	4.44%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Mihir Worah. Mr. Worah is a Managing Director of PIMCO and he has managed the Fund since December 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO Fundamental Advantage Total Return Strategy Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Total Annual Fund Operating Expenses	1.29%	2.04%

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$501	$769	$1,056	$1,873
Class C	$307	$640	$1,098	$2,369

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$501	$769	$1,056	$1,873
Class C	$207	$640	$1,098	$2,369

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 512% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index (the "S&P 500"), backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Enhanced RAFI® 1000 and the S&P 500 are further described below. The Fund's strategy with respect to maintaining long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 can be characterized as "market neutral" because it seeks to maintain a low correlation to the fluctuation of the U.S. equity market as a whole while returning the relative appreciation (or depreciation) of Enhanced RAFI® 1000 over the S&P 500.

Enhanced RAFI® 1000 is a performance recalibrated version of the FTSE RAFI® 1000 Index, which is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, Enhanced RAFI® 1000 is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years), and may incorporate additional factors, including but not limited to the quality of corporate earnings, the risk of financial distress and the quality of corporate governance/accounting practices. Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Enhanced RAFI® 1000 seeks to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. The S&P 500 is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.The Fund seeks to maintain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 even when Enhanced RAFI® 1000 is underperforming relative to the S&P 500.

The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500. The Fund typically will seek to simultaneously gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500, each in an amount, under normal circumstances, approximately equal to the Fund's net assets. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the price appreciation (or depreciation) on the S&P 500 and certain transaction costs. While the Fund will, under normal circumstances, seek to maintain approximately equal value exposure in its long positions in Enhanced RAFI® 1000 and short positions in the S&P 500 in an effort to offset the effects on the Fund's performance of general stock market movements, Pacific Investment Management Company LLC ("PIMCO") may increase or decrease the Fund's long exposure to Enhanced RAFI® 1000 or the Fund's short exposure to the S&P 500 when PIMCO deems it appropriate to do so. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or when PIMCO otherwise deems it appropriate to do so, the Fund may invest in, or take short positions in, other derivative instruments, "baskets" of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000 relative to the S&P 500. The Fund also may invest in exchange traded funds.

The values of derivatives based on Enhanced RAFI® 1000 and the S&P 500 should closely track changes in the value of Enhanced RAFI® 1000 and the S&P 500. However, these derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Fund's assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund's sub-adviser, provides investment advisory services in connection with the Fund's use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.  The longer a security's duration, the more sensitive it will be to changes in interest rates. The Barclays Capital U.S. Aggregate Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are sub-divided into more specific indices that are calculated and reported on a regular basis.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mort-
gage- or asset-backed securities subject to applicable law and any other restrictions described in the Fund's Prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may also invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Although the Fund seeks to protect against equity market risk arising from its long exposure to Enhanced RAFI® 1000 by maintaining short exposure to the S&P 500, under certain conditions, generally in a market where Enhanced RAFI® 1000 underperforms relative to the S&P 500 and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the 3 Month USD LIBOR Index. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The Lipper Equity Market-Neutral Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that employ portfolio strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 2.80%. For the periods shown in the bar chart, the highest quarterly return was 11.24% in the Q2 2009, and the lowest quarterly return was -4.18% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(02/29/08)
Class A Return Before Taxes	6.11%	7.64%
Class A Return After Taxes on Distributions(1)	1.58%	1.01%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	3.95%	3.99%
Class C Return Before Taxes	8.54%	8.65%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	0.34%	1.40%

Lipper Equity Market Neutral Funds Average (reflects no deductions for sales charges or taxes)	0.47%	-0.49%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since February 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO Fundamental IndexPLUS® TR Fund

Investment Objective

The Fund seeks total return which exceeds that of the FTSE RAFI® 1000 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.94%	0.94%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	1.20%	1.95%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 1.19% and 1.94% for Class A and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$493	$742	$1,010	$1,775
Class C	$298	$612	$1,052	$2,275

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$493	$742	$1,010	$1,775
Class C	$198	$612	$1,052	$2,275

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 453% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the FTSE RAFI® 1000 Index (the "Index") by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced, performance recalibrated version of the Index ("Enhanced RAFI® 1000"), backed by a portfolio of short and intermediate maturity Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Index and Enhanced RAFI® 1000 are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund uses Enhanced RAFI® 1000 derivatives in addition to or in place of Enhanced RAFI® 1000 stocks to attempt to equal or exceed the daily performance of the Index.The values of Enhanced RAFI® 1000 derivatives should closely track changes in the value of Enhanced RAFI® 1000. However, Enhanced RAFI® 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund's sub-adviser, provides investment advisory services in connection with the Fund's use of Enhanced RAFI® 1000 by, among other things, providing Pacific Investment Management Company LLC ("PIMCO"), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Index is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value, which includes accounting data found in a company's annual report, selected from the constituents of a proprietary U.S. stock universe. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI® 1000 is a performance recalibrated version of the Index that incorporates additional factors, including but not limited to the quality of corporate earnings, the risk of financial distress, the quality of corporate governance/accounting practices and recalibrates existing factors utilized in the Index that affect a company's fundamental drivers of value. Enhanced RAFI® 1000 may also be rebalanced more frequently than the Index. The Fund seeks to remain invested in Enhanced RAFI® 1000 derivatives or Enhanced RAFI® 1000 stocks even when Enhanced RAFI® 1000 is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI® 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund's sub-adviser facilitates the Fund's use of Enhanced RAFI® 1000 derivatives by providing model portfolios of Enhanced RAFI® 1000 securities to the Fund's swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI® 1000 to the Fund. Because the Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, "baskets" of stocks, or individual securities to replicate the performance of Enhanced
RAFI® 1000.

Though the Fund does not normally invest directly in Enhanced RAFI® 1000 securities, when Enhanced RAFI® 1000 derivatives appear to be overvalued relative to Enhanced RAFI® 1000, the Fund may invest all of its assets in a "basket" of Enhanced RAFI® 1000 stocks. The Fund also may invest in exchange traded funds.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Enhanced RAFI® 1000 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® 1000 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against two benchmarks. The Fund's primary benchmark is the FTSE RAFI® 1000 Index. FTSE RAFI® 1000 Index is part of the FTSE RAFI® Index Series, launched in association with Research Affiliates, LLC. As part of FTSE Group's range of nonmarket cap weighted indices, the FTSE RAFI® Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI® US 1000 Index comprises the largest 1000 US-listed companies by fundamental value, selected from the constituents of the FTSE US All Cap Index, part of the FTSE Global Equity Index Series (GEIS). The total return index calculations add the income a stock's dividend provides to the performance of the index. The Fund's secondary benchmark is the S&P 500 Index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The Lipper Specialty Diversified Equity Funds Average is a total return performance average of Funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 9.04%. For the periods shown in the bar chart, the highest quarterly return was 31.73% in the Q2 2009, and the lowest quarterly return was -23.89% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(06/30/05)
Class A Return Before Taxes	25.15%	6.60%	6.60%
Class A Return After Taxes on Distributions(1)	13.79%	0.32%	0.67%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	15.68%	1.88%	2.09%
Class C Return Before Taxes	27.86%	6.63%	6.58%
FTSE RAFI® US 1000 Index (reflects no deductions for fees, expenses or taxes)	19.99%	4.74%	5.22%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	3.12%

Lipper Specialty Diversified Equity Funds Average (reflects no deductions for sales charges or taxes)	10.62%	1.98%	2.07%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since June 2005.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO Global Multi-Asset Fund

Investment Objective

The Fund seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Example. The Example is intended to help you compare the cost of investing in Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$708	$1,039	$1,393	$2,387
Class C	$342	$745	$1,275	$2,726
Class R	$192	$594	$1,021	$2,212

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$708	$1,039	$1,393	$2,387
Class C	$242	$745	$1,275	$2,726
Class R	$192	$594	$1,021	$2,212

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional investment managers. Pacific Investment Management Company LLC ("PIMCO") uses a three-step approach in seeking to achieve the Fund's investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps daily and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds").

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), Fixed Income Instruments, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest, without limitation, in any of the Underlying PIMCO Funds (except the PIMCO CommoditiesPLUS™ Short Strategy Fund, PIMCO CommoditiesPLUS™ Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®). The Fund will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Fund seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Fund will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred stock, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund and in other equity-related Acquired Funds). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Fund II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the "Subsidiary"), and the PIMCO CommoditiesPLUS™ Short Strategy Fund, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO Commodity RealReturn Strategy Fund®, Underlying PIMCO Funds). The Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of Fixed Income Instruments. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in high yield securities ("junk bonds"). The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's assets are not allocated according to a predetermined blend of shares of the Acquired Funds and/or direct investments in securities, instruments and other investments. Instead, when making allocation decisions among the Acquired Funds, securities, instruments and other investments, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, and labor information. PIMCO uses these factors to help determine the Fund's target asset allocation and to identify potentially attractive relative value and risk hedging strategies. PIMCO has the flexibility to reallocate the Portfolio's assets among any or all of the investment exposures represented by affiliated or unaffiliated funds, or invest directly in securities, instruments and other investments, based on its ongoing analyses of the global economy and financial markets. While these analyses are performed daily,material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce the Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the target asset allocation, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated. The Lipper Global Flexible Portfolio Funds Average is a total return performance average of funds tracked by Lipper, Inc. that allocate investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States, including shares of gold mines, gold-oriented mining finance houses, gold coins, or bullion.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 4.49%. For the periods shown in the bar chart, the highest quarterly return was 11.30% in the Q3 2009, and the lowest quarterly return was -4.67% in the Q2 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(10/29/08)
Class A Return Before Taxes	7.53%	12.11%
Class A Return After Taxes on Distributions(1)	5.60%	9.72%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	4.97%	8.98%
Class C Return Before Taxes	9.90%	13.30%
Class R Return Before Taxes	11.46%	13.80%
MSCI World Index (reflects no deductions for fees, expenses or taxes)	11.76%	18.74%
60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	10.23%	15.29%

Lipper Global Flexible Portfolio Funds Average (reflects no deductions for sales charges or taxes)	10.87%	16.94%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Mohamed EI-Erian, Curtis Mewbourne and Vineer Bhansali. Dr. El-Erian is the Chief Executive Officer and Co-Chief Investment Officer of PIMCO. Dr. Bhansali and Mr. Mewbourne are Managing Directors of PIMCO. Dr. El-Erian, Mr. Mewbourne and Dr. Bhansali have managed the Fund since October 2008. Dr. El-Erian has overall responsibility for managing the Fund. Mr. Mewbourne is responsible for tactical allocations and Dr. Bhansali is responsible for risk management.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

Investment Objective

The Fund seeks total return which exceeds that of its benchmark index consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	1.05%	1.80%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 1.04% and 1.79% for Class A and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$478	$697	$933	$1,609
Class C	$283	$566	$975	$2,116

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$478	$697	$933	$1,609
Class C	$183	$566	$975	$2,116

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 427% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund's benchmark index is the Morgan Stanley Capital International Europe Australasia Far East ("EAFE") Net Dividend Index (the "Index"). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC ("PIMCO") actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Barclays Capital U.S. Aggregate Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are sub-divided into more specific indices that are calculated and reported on a regular basis.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on an unhedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund's equity exposure will not be hedged into U.S. dollars. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund's fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. With respect to the Fund's fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. The Lipper International Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time and typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 6.81%. For the periods shown in the bar chart, the highest quarterly return was 35.67% in the Q2 2009, and the lowest quarterly return was -23.03% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(11/30/06)
Class A Return Before Taxes	11.56%	1.02%
Class A Return After Taxes on Distributions(1)	7.26%	-3.26%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	7.46%	-1.61%
Class C Return Before Taxes	14.05%	1.17%
MSCI EAFE Net Dividend Index (USD Unhedged) (reflects no deductions for fees, expenses or taxes)	7.75%	-1.97%

Lipper International Multi-Cap Core Funds Average (reflects no deductions for sales charges or taxes)	11.84%	-0.79%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since November 2006.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

Investment Objective

The Fund seeks total return which exceeds that of its benchmark index consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	5.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Other Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)(3)	1.17%	1.92%	1.92%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 1.16%, 1.91% and 1.91% for Class A, Class B and Class C shares, respectively.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example. The Example is intended to help you compare the cost of investing in Class A, Class B or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$490	$733	$995	$1,742
Class B	$695	$903	$1,237	$1,957
Class C	$295	$603	$1,037	$2,243

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$490	$733	$995	$1,742
Class B	$195	$603	$1,037	$1,957
Class C	$195	$603	$1,037	$2,243

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,051% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund's benchmark index is the Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Net Dividend Index, hedged to U.S. dollars (the "Index"). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC ("PIMCO") actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on a hedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund's fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

MSCI EAFE Net Dividend Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis. Lipper International Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time and typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. The Fund began operations 10/30/03. Index comparisons began on 10/31/03.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 1.54%. For the periods shown in the bar chart, the highest quarterly return was 27.74% in the Q2 2009, and the lowest quarterly return was -15.54% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(10/30/03)
Class A Return Before Taxes	8.65%	3.10%	8.17%
Class A Return After Taxes on Distributions(1)	-2.77%	-1.48%	3.57%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	5.46%	0.11%	4.43%
Class B Return Before Taxes	10.18%	3.31%	8.24%
Class C Return Before Taxes	13.40%	3.51%	8.26%
MSCI EAFE Net Dividend Hedged USD Index (reflects no deductions for fees, expenses or taxes)	5.60%	0.02%	5.93%

Lipper International Multi-Cap Core Funds Average (reflects no deductions for sales charges or taxes)	11.84%	3.40%	8.39%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Chris Dialynas. Mr. Dialynas is a Managing Director of PIMCO and he has managed the Fund since May 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO Real Income™ 2019 Fund

Investment Objective

The Fund seeks to provide consistent real (inflation-adjusted) distributions through its maturity date in 2019.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.54%	0.54%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%
Total Annual Fund Operating Expenses	0.79%	1.29%

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$453	$618	$797	$1,316
Class C	$231	$409	$708	$1,556

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$453	$618	$797	$1,316
Class C	$131	$409	$708	$1,556

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 193% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 90% of its net assets in inflation-indexed bonds issued by the U.S. Treasury. The Fund may also invest in the following: U.S. Treasury bills, notes, bonds, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government and futures contracts on U.S. Treasury securities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for all Urban Consumers before seasonal adjustment (calculated by the Bureau of Labor Statistics) ("CPI") as the inflation measure for U.S. Treasury Inflation-Protected Securities ("TIPS"). Upon maturity, TIPS return the greater of the original principal or the original principal plus any inflation adjustments since the bond was issued.

The Fund will invest in short-, intermediate-and long-term inflation-indexed bonds in a "laddered" investment strategy to seek to provide regular monthly distributions adjusted for inflation through the Fund's maturity date in 2019. This laddered structure is expected to result in a portion of the inflation-indexed bonds held by the Fund maturing each year. The laddered structure enables the Fund generally to hold a portion of the inflation-indexed bonds until maturity in order to reduce the long-term impact of changing real interest rates. The portfolio manager will determine the portion of the Fund's inflation-indexed bonds that mature in any given year based on what will best provide the monthly distributions (inflation-adjusted) to shareholders.

The Fund's distribution strategy is designed to provide monthly distributions to Fund shareholders such that all assets of the Fund will be fully distributed to the Fund's shareholders by the Fund's maturity date in 2019. Upon maturity, the Fund is expected to have distributed all of its assets to Fund shareholders and will liquidate by distributing the final monthly distribution. A monthly distribution will primarily consist of the income received from the Fund's portfolio securities and may also include principal from inflation-indexed bonds that have recently matured. The monthly distribution rate will be calculated at the Fund's inception based on the portfolio manager's estimate of the monthly distribution amount that will best allow for the Fund's assets to be fully distributed by the final maturity date of the Fund. This monthly distribution amount will then be adjusted for inflation according to changes in the CPI. During periods of rising inflation the amount of the monthly distribution is expected to increase and during periods of deflation the amount of the monthly distribution is expected to decrease. These distributions are not guaranteed.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Inflation-Indexed Security Risk: the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Distribution Adjustment Risk: the risk that the Fund's calculated monthly distribution amount may be adjusted higher or lower for reasons other than the inflation adjustment described in the "Fund Distributions" section of this prospectus. The purpose of the adjustments is to enable the Fund to better provide regular monthly distributions through the Fund's final maturity date; however, distributions may be adjusted for different reasons including gains or losses from buying and selling securities that can result from shareholder activity, the value of securities at maturity, monthly distributions, and/or portfolio management decisions. If deflation causes the inflation-adjusted principal of a TIPS issue held to maturity to be lower than its original principal value, the Fund would benefit by receiving the greater original principal value. As a result, the corresponding monthly distribution may be adjusted upward to account for the difference between the lower value and the original principal value guaranteed at maturity

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the Barclays Capital US TIPS Real Income 2019 Index. The index is designed to track the performance of a US TIPS based investment solution that provides investors with an explicit hedge against inflation by offering a stream of constant real cash flows until October 31, 2019. The Lipper Retirement Income Funds Average is a total return performance average of funds tracked by Lipper Inc, that are designed to combine professional asset management with professionally managed withdrawals to assist investors in retirement. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.The Fund began operations on 10/30/09. Index comparisons began on 10/31/09.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 4.36%. For the periods shown in the bar chart, the highest quarterly return was 2.33% in the Q2 2010, and the lowest quarterly return was -0.06% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(10/30/09)
Class A Return Before Taxes	0.83%	1.41%
Class A Return After Taxes on Distributions(1)	-2.80%	-1.78%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	0.51%	-0.59%
Class C Return Before Taxes	3.48%	4.33%
Barclays Capital US TIPS Real Income 2019 Index (reflects no deductions for fees, expenses or taxes)	5.13%	4.84%

Lipper Retirement Income Funds Average (reflects no deductions for sales charges or taxes)	10.75%	12.86%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Rahul M. Seksaria. Mr. Seksaria is a Senior Vice President of PIMCO and he has managed the Fund since May 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO Real Income™ 2029 Fund

Investment Objective

The Fund seeks to provide consistent real (inflation-adjusted) distributions through its maturity date in 2029.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.54%	0.54%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%
Total Annual Fund Operating Expenses	0.79%	1.29%

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$453	$618	$797	$1,316
Class C	$231	$409	$708	$1,556

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$453	$618	$797	$1,316
Class C	$131	$409	$708	$1,556

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 262% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 90% of its net assets in inflation-indexed bonds issued by the U.S. Treasury. The Fund may also invest in the following: U.S. Treasury bills, notes, bonds, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government and futures contracts on U.S. Treasury securities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for all Urban Consumers before seasonal adjustment (calculated by the Bureau of Labor Statistics) ("CPI") as the inflation measure for U.S. Treasury Inflation-Protected Securities ("TIPS"). Upon maturity, TIPS return the greater of the original principal or the original principal plus any inflation adjustments since the bond was issued.

The Fund will invest in short-, intermediate- and long-term inflation-indexed bonds in a "laddered" investment strategy to seek to provide regular monthly distributions adjusted for inflation through the Fund's maturity date in 2029. This laddered structure is expected to result in a portion of the inflation-indexed bonds held by the Fund maturing each year. The laddered structure enables the Fund generally to hold a portion of the inflation-indexed bonds until maturity in order to reduce the long-term impact of changing real interest rates. The portfolio manager will determine the portion of the Fund's inflation-indexed bonds that mature in any given year based on what will best provide the monthly distributions (inflation-adjusted) to shareholders.

The Fund's distribution strategy is designed to provide monthly distributions to Fund shareholders such that all assets of the Fund will be fully distributed to the Fund's shareholders by the Fund's maturity date in 2029. Upon maturity, the Fund is expected to have distributed all of its assets to Fund shareholders and will liquidate by distributing the final monthly distribution. A monthly distribution will primarily consist of the income received from the Fund's portfolio securities and may also include principal from inflation-indexed bonds that have recently matured. The monthly distribution rate will be calculated at the Fund's inception based on the portfolio manager's estimate of the monthly distribution amount that will best allow for the Fund's assets to be fully distributed by the final maturity date of the Fund. This monthly distribution amount will then be adjusted for inflation according to changes in the CPI. During periods of rising inflation the amount of the monthly distribution is expected to increase and during periods of deflation the amount of the monthly distribution is expected to decrease. These distributions are not guaranteed.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Inflation-Indexed Security Risk: the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Distribution Adjustment Risk: the risk that the Fund's calculated monthly distribution amount may be adjusted higher or lower for reasons other than the inflation adjustment described in the "Fund Distributions" section of this prospectus. The purpose of the adjustments is to enable the Fund to better provide regular monthly distributions through the Fund's final maturity date; however, distributions may be adjusted for different reasons including gains or losses from buying and selling securities that can result from shareholder activity, the value of securities at maturity, monthly distributions, and/or portfolio management decisions. If deflation causes the inflation-adjusted principal of a TIPS issue held to maturity to be lower than its original principal value, the Fund would benefit by receiving the greater original principal value. As a result, the corresponding monthly distribution may be adjusted upward to account for the difference between the lower value and the original principal value guaranteed at maturity

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the Barclays Capital U.S. TIPS Real Income 2029 Index. The index is designed to track the performance of a US TIPS based investment solution that provides investors with an explicit hedge against inflation by offering a stream of constant real cash flows until October 31, 2029. The Lipper Retirement Income Funds Average is a total return performance average of funds tracked by Lipper Inc, that are designed to combine professional asset management with professionally managed withdrawals to assist investors in retirement. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The Fund began operations on 10/30/09. Index comparisons began on 10/31/09.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 5.30%. For the periods shown in the bar chart, the highest quarterly return was 4.75% in the Q2 2010, and the lowest quarterly return was -1.31% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(10/30/09)
Class A Return Before Taxes	2.96%	3.06%
Class A Return After Taxes on Distributions(1)	1.05%	1.33%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	1.91%	1.61%
Class C Return Before Taxes	5.31%	5.87%
Barclays Capital US TIPS Real Income 2029 Index (reflects no deductions for fees, expenses or taxes)	6.93%	6.26%

Lipper Retirement Income Funds Average (reflects no deductions for sales charges or taxes)	10.75%	12.86%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Rahul M. Seksaria. Mr. Seksaria is a Senior Vice President of PIMCO and he has managed the Fund since May 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO RealEstateRealReturn Strategy Fund

Investment Objective

The Fund seeks maximum real return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	5.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fees	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses(1)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(2)	1.16%	1.91%	1.91%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 1.14%, 1.89% and 1.89% for Class A, Class B and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A, Class B or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$662	$898	$1,153	$1,881
Class B	$694	$900	$1,232	$1,946
Class C	$294	$600	$1,032	$2,233

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$662	$898	$1,153	$1,881
Class B	$194	$600	$1,032	$1,946
Class C	$194	$600	$1,032	$2,233

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 344% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The value of real estate-linked derivative instruments may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses. The Fund may also invest directly in real estate investment trusts ("REIT") and in common and preferred stocks as well as convertible securities of issuers in real estate-related industries. The Fund may also invest in exchange traded funds.

The Fund typically will seek to gain exposure to the real estate market by investing in REIT total return swap agreements. In a typical REIT swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Investments in REIT swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs, including changes in the value of underlying properties, defaults by borrowers or tenants, revisions to the Internal Revenue Code of 1986, as amended (the "Code"), changes in interest rates and poor performance by those managing the REITs. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and under normal market conditions is not expected to exceed ten years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.  The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both real estate derivatives and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. The Lipper Real Estate Funds Average is a total return performance average of funds tracked by Lipper, Inc, that invests at least 65% of its portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The Fund began operations on 10/30/03. Index comparisons began on 10/31/03.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 17.24%. For the periods shown in the bar chart, the highest quarterly return was 42.35% in the Q3 2009, and the lowest quarterly return was -46.32% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(10/30/03)
Class A Return Before Taxes	31.23%	3.34%	10.53%
Class A Return After Taxes on Distributions(1)	15.56%	-2.65%	2.67%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	19.15%	-0.54%	4.51%
Class B Return Before Taxes	33.12%	3.51%	10.54%
Class C Return Before Taxes	36.94%	3.69%	10.54%
Dow Jones U.S. Select REIT Total Return Index (reflects no deductions for fees, expenses or taxes)	28.07%	2.27%	8.78%

Lipper Real Estate Funds Average (reflects no deductions for sales charges or taxes)	27.38%	2.23%	8.35%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Mihir Worah. Mr. Worah is a Managing Director of PIMCO and he has managed the Fund since December 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO RealRetirement® 2010 Fund

Investment Objective

The Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%
Acquired Fund Fees and Expenses(1)	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses(2)(3)	1.62%	2.37%	1.87%
Expense Reduction(4)	(0.36%)	(0.36%)	(0.36%)
Total Annual Fund Operating Expenses After Expense Reduction(5)	1.26%	2.01%	1.51%
(1)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.01%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)	Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.61%, 2.36% and 1.86% for the Class A, Class C and Class R shares, respectively.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

(5)

Total Annual Fund Operating Expenses After Expense Reduction excluding interest expense of the Underlying PIMCO Funds is 1.25%, 2.00% and 1.50% for the Class A, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$671	$928	$1,204	$1,989
Class C	$304	$630	$1,083	$2,338
Class R	$154	$477	$824	$1,802

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$671	$928	$1,204	$1,989
Class C	$204	$630	$1,083	$2,338
Class R	$154	$477	$824	$1,802

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO RealRetirement® 2010 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2010, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO RealRetirement® Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, Pacific Investment Management Company LLC ("PIMCO") uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (the 1940 Act"), Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds"). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's long-term asset allocations are based on "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO RealRetirement® Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO RealRetirement® Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to "real" assets, such as Treasury-Inflation Protected Securities ("TIPS"), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. As described in greater detail below, PIMCO may adjust the Fund's actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO's real-time views of perceived risks and opportunities. PIMCO may also choose to modify the target asset allocations of the glide path itself from time to time.

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target year in the Fund's name.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly. The minimums and maximums set out in each range are subject to the total allocation equaling 100% of total assets.

	Total Equity Allocation		Total Real Estate and Commodities Allocation		Total Fixed Income Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	55%	40-70%	30%	15-45%	15%	5-55%
30	55%	40-70%	25%	10-40%	20%	5-60%
20	45%	30-50%	20%	5-30%	35%	5-70%
10	25%	10-35%	10%	0-20%	65%	35-95%
0	15%	5-25%	5%	0-10%	80%	60-95%

The tactical allocation adjustments described above are driven by PIMCO's secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These "top down" macro economic factors, as well as more micro "bottom up" factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Fund's returns in a manner within the allocation ranges relative to the glide path targets described above. When reallocating the Fund's investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Fund's investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the tactical asset allocation adjustments, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Dow Jones Real ReturnSM 2010 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index's maturity date approaches. The Lipper Mixed-Asset Target 2010 Funds Average is a total performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon not to exceed the year 2010.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 3.38%. For the periods shown in the bar chart, the highest quarterly return was 10.71% in the Q2 2009, and the lowest quarterly return was -1.42% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(03/31/08)
Class A Return Before Taxes	4.05%	2.26%
Class A Return After Taxes on Distributions(1)	1.54%	-0.76%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	2.60%	0.28%
Class C Return Before Taxes	8.17%	3.62%
Class R Return Before Taxes	9.79%	4.10%
Dow Jones Real ReturnSM 2010 Index (reflects no deductions for fees, expenses or taxes)	10.34%	3.40%

Lipper Mixed-Asset Target 2010 Funds Average (reflects no deductions for sales charges or taxes)	10.77%	2.37%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO and he has managed the Fund since July 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.
PIMCO RealRetirement® 2015 Fund

Investment Objective

The Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%
Other Expenses(1)	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses	1.83%	2.58%	2.08%
Expense Reduction(2)(3)	(0.58%)	(0.58%)	(0.58%)
Total Annual Fund Operating Expenses After Expense Reduction	1.25%	2.00%	1.50%
(1)	"Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.
(2)

Pacific Investment Management Company LLC ("PIMCO") has contractually agreed, through July 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Class A, Class C and Class R shares, respectively (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees' fees plus such recoupment, do not exceed the Expense Limit.

(3)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Class A, Class C, or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years
Class A	$670	$925
Class C	$303	$627
Class R	$153	$474

If you do not redeem your shares:

	1 Year	3 Years
Class A	$670	$925
Class C	$203	$627
Class R	$153	$474

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

Principal Investment Strategies

The PIMCO RealRetirement® 2015 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2015, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO RealRetirement® Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, Pacific Investment Management Company LLC ("PIMCO") uses a four-step approach consisting of 1) develop-
ing and re-evaluating a long-term asset allocation "glide path"; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (the "1940 Act"), Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds"). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO RealRetirement® Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO RealRetirement® Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to "real" assets, such as Treasury-Inflation Protected Securities ("TIPS"), commodi-
ties, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. As described in greater detail below, PIMCO may adjust the Fund's actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO's real-time views of perceived risks and opportunities. PIMCO may also choose to modify the target asset allocations of the glide path itself from time to time.

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target year in the Fund's name.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly. The minimums and maximums set out in each range are subject to the total allocation equaling 100% of total assets.

	Total Equity Allocation		Total Real Estate and Commodities Allocation		Total Fixed Income Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	55%	40-70%	30%	15-45%	15%	5-55%
30	55%	40-70%	25%	10-40%	20%	5-60%
20	45%	30-50%	20%	5-30%	35%	5-70%
10	25%	10-35%	10%	0-20%	65%	35-95%
0	15%	5-25%	5%	0-10%	80%	60-95%

The tactical allocation adjustments described above are driven by PIMCO's secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These "top down" macro economic factors, as well as more micro "bottom up" factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Fund's returns in a manner within the allocation ranges relative to the glide path targets described above. When reallocating the Fund's investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Fund's investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the tactical asset allocation adjustments, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

The Dow Jones Real ReturnSM 2015 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index's maturity date approaches. It is not possible to invest directly in an unmanaged index.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO and he has managed the Fund since June 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO RealRetirement® 2020 Fund

Investment Objective

The Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%
Acquired Fund Fees and Expenses(1)	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses(2)(3)	1.61%	2.36%	1.86%
Expense Reduction(4)	(0.35%)	(0.35%)	(0.35%)
Total Annual Fund Operating Expenses After Expense Reduction(5)	1.26%	2.01%	1.51%
(1)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.01%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)	Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.60%, 2.35% and 1.85% for the Class A, Class C and Class R shares, respectively.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

(5)

Total Annual Fund Operating Expenses After Expense Reduction excluding interest expense of the Underlying PIMCO Funds is 1.25%, 2.00% and 1.50% for the Class A, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$671	$928	$1,204	$1,989
Class C	$304	$630	$1,081	$2,334
Class R	$154	$477	$824	$1,802

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$671	$928	$1,204	$1,989
Class C	$204	$630	$1,081	$2,334
Class R	$154	$477	$824	$1,802

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO RealRetirement® 2020 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2020, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO RealRetirement® Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, Pacific Investment Management Company LLC ("PIMCO") uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (the "1940 Act"), Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds"). The Fund is nondiversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO RealRetirement® Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO RealRetirement Fund targeting a later date represents a more aggressive choice. The glide path is designed as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to "real" assets, such as Treasury-Inflation Protected Securities ("TIPS"), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. As described in greater detail below, PIMCO may adjust the Fund's actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO's real-time views of perceived risks and opportunities. PIMCO may also choose to modify the target asset allocations of the glide path itself from time to time.

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target year in the Fund's name.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly. The minimums and maximums set out in each range are subject to the total allocation equaling 100% of total assets.

	Total Equity Allocation		Total Real Estate and Commodities Allocation		Total Fixed Income Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	55%	40-70%	30%	15-45%	15%	5-55%
30	55%	40-70%	25%	10-40%	20%	5-60%
20	45%	30-50%	20%	5-30%	35%	5-70%
10	25%	10-35%	10%	0-20%	65%	35-95%
0	15%	5-25%	5%	0-10%	80%	60-95%

The tactical allocation adjustments described above are driven by PIMCO's secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These "top down" macro economic factors, as well as more micro "bottom up" factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Fund's returns in a manner within the allocation ranges relative to the glide path targets described above. When reallocating the Fund's investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Fund's investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the tactical asset allocation adjustments, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Dow Jones Real ReturnSM 2020 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index's maturity date approaches. The Lipper Mixed-Asset Target 2020 Funds Average is a total performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 3.01%. For the periods shown in the bar chart, the highest quarterly return was 13.12% in the Q2 2009, and the lowest quarterly return was -2.74% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(03/31/08)
Class A Return Before Taxes	3.72%	1.05%
Class A Return After Taxes on Distributions(1)	1.22%	-1.91%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	2.39%	-0.73%
Class C Return Before Taxes	7.90%	2.42%
Class R Return Before Taxes	9.57%	2.94%
Dow Jones Real ReturnSM 2020 Index (reflects no deductions for fees, expenses or taxes)	11.25%	3.01%

Lipper Mixed-Asset Target 2020 Funds Average (reflects no deductions for sales charges or taxes)	12.23%	1.51%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO and he has managed the Fund since July 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO RealRetirement® 2025 Fund

Investment Objective

The Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%
Other Expenses(1)	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses(2)	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses(3)	1.92%	2.67%	2.17%
Expense Reduction(4)(5)	(0.66%)	(0.66%)	(0.66%)
Total Annual Fund Operating Expenses After Expense Reduction(6)	1.26%	2.01%	1.51%
(1)	"Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.
(2)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.01%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.91%, 2.66% and 2.16% for the Class A, Class C and Class R shares, respectively.
(4)

Pacific Investment Management Company LLC ("PIMCO") has contractually agreed, through July 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Class A, Class C and Class R shares, respectively (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees' fees plus such recoupment, do not exceed the Expense Limit.

(5)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

(6)

Total Annual Fund Operating Expenses After Expense Reduction excluding interest expense of the Underlying PIMCO Funds is 1.25%, 2.00% and 1.50% for the Class A, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A, Class C, or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years
Class A	$671	$928
Class C	$304	$630
Class R	$154	$477

If you do not redeem your shares:

	1 Year	3 Years
Class A	$671	$928
Class C	$204	$630
Class R	$154	$477

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

Principal Investment Strategies

The PIMCO RealRetirement® 2025 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2025, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO RealRetirement® Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, Pacific Investment Management Company LLC ("PIMCO") uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (the "1940 Act"), Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds"). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO RealRetirement® Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO RealRetirement® Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to "real" assets, such as Treasury-Inflation Protected Securities ("TIPS"), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. As described in greater detail below, PIMCO may adjust the Fund's actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO's real-time views of perceived risks and opportunities. PIMCO may also choose to modify the target asset allocations of the glide path itself from time to time.

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target year in the Fund's name.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly. The minimums and maximums set out in each range are subject to the total allocation equaling 100% of total assets.

	Total Equity Allocation		Total Real Estate and Commodities Allocation		Total Fixed Income Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	55%	40-70%	30%	15-45%	15%	5-55%
30	55%	40-70%	25%	10-40%	20%	5-60%
20	45%	30-50%	20%	5-30%	35%	5-70%
10	25%	10-35%	10%	0-20%	65%	35-95%
0	15%	5-25%	5%	0-10%	80%	60-95%

The tactical allocation adjustments described above are driven by PIMCO's secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These "top down" macro economic factors, as well as more micro "bottom up" factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Fund's returns in a manner within the allocation ranges relative to the glide path targets described above. When reallocating the Fund's investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Fund's investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the tactical asset allocation adjustments, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

The Dow Jones Real ReturnSM 2025 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index's maturity date approaches. It is not possible to invest directly in an unmanaged index.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO and he has managed the Fund since June 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO RealRetirement® 2030 Fund

Investment Objective

The Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%
Acquired Fund Fees and Expenses(1)	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses(2)(3)	1.67%	2.42%	1.92%
Expense Reduction(4)	(0.36%)	(0.36%)	(0.36%)
Total Annual Fund Operating Expenses After Expense Reduction(5)	1.31%	2.06%	1.56%
(1)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.01%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)	Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.66%, 2.41% and 1.91% for the Class A, Class C and Class R shares, respectively.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

(5)

Total Annual Fund Operating Expenses After Expense Reduction excluding interest expense of the Underlying PIMCO Funds is 1.30%, 2.05% and 1.55% for the Class A, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$676	$942	$1,229	$2,042
Class C	$309	$646	$1,108	$2,390
Class R	$159	$493	$850	$1,856

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$676	$942	$1,229	$2,042
Class C	$209	$646	$1,108	$2,390
Class R	$159	$493	$850	$1,856

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO RealRetirement® 2030 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2030, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO RealRetirement® Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, Pacific Investment Management Company LLC ("PIMCO") uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (the "1940 Act"), Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds"). The Fund is nondiversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO RealRetirement® Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO RealRetirement Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to "real" assets, such as Treasury-Inflation Protected Securities ("TIPS"), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. As described in greater detail below, PIMCO may adjust the Fund's actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO's real-time views of perceived risks and opportunities. PIMCO may also choose to modify the target asset allocations of the glide path itself from time to time.

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target year in the Fund's name.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly. The minimums and maximums set out in each range are subject to the total allocation equaling 100% of total assets.

	Total Equity Allocation		Total Real Estate and Commodities Allocation		Total Fixed Income Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	55%	40-70%	30%	15-45%	15%	5-55%
30	55%	40-70%	25%	10-40%	20%	5-60%
20	45%	30-50%	20%	5-30%	35%	5-70%
10	25%	10-35%	10%	0-20%	65%	35-95%
0	15%	5-25%	5%	0-10%	80%	60-95%

The tactical allocation adjustments described above are driven by PIMCO's secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These "top down" macro economic factors, as well as more micro "bottom up" factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Fund's returns in a manner within the allocation ranges relative to the glide path targets described above. When reallocating the Fund's investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Fund's investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the tactical asset allocation adjustments, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Dow Jones Real ReturnSM 2030 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index's maturity date approaches. The Lipper Mixed-Asset Target 2030 Funds Average is a total performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 3.39%. For the periods shown in the bar chart, the highest quarterly return was 14.67% in the Q2 2009, and the lowest quarterly return was -4.39% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(03/31/08)
Class A Return Before Taxes	4.19%	0.06%
Class A Return After Taxes on Distributions(1)	1.38%	-3.00%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	2.68%	-1.62%
Class C Return Before Taxes	8.39%	1.42%
Class R Return Before Taxes	9.93%	1.89%
Dow Jones Real ReturnSM 2030 Index (reflects no deductions for fees, expenses or taxes)	13.38%	1.94%

Lipper Mixed-Asset Target 2030 Funds Average (reflects no deductions for sales charges or taxes)	13.65%	0.93%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO and he has managed the Fund since July 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO RealRetirement® 2035 Fund

Investment Objective

The Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%
Other Expenses(1)	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses(2)	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses(3)	2.05%	2.80%	2.30%
Expense Reduction(4)(5)	(0.74%)	(0.74%)	(0.74%)
Total Annual Fund Operating Expenses After Expense Reduction(6)	1.31%	2.06%	1.56%
(1)	"Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.
(2)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.01%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 2.04%, 2.79% and 2.29% for the Class A, Class C and Class R shares, respectively.
(4)

PIMCO has contractually agreed, through July 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Class A, Class C and Class R shares, respectively (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees' fees, plus such recoupment, do not exceed the Expense Limit.

(5)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

(6)

Total Annual Fund Operating Expenses After Expense Reduction excluding interest expense of the Underlying PIMCO Funds is 1.30%, 2.05% and 1.55% for the Class A, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A, Class C, or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years
Class A	$676	$942
Class C	$309	$646
Class R	$159	$493

If you do not redeem your shares:

	1 Year	3 Years
Class A	$676	$942
Class C	$209	$646
Class R	$159	$493

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

Principal Investment Strategies

The PIMCORealRetirement® 2035 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2035, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation,which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO RealRetirement® Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, Pacific Investment Management Company LLC ("PIMCO") uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (the "1940 Act"), Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds"). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO RealRetirement® Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO RealRetirement® Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to "real" assets, such as Treasury-Inflation Protected Securities ("TIPS"), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. As described in greater detail below, PIMCO may adjust the Fund's actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO's real-time views of perceived risks and opportunities. PIMCO may also choose to modify the target asset allocations of the glide path itself from time to time.

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target year in the Fund's name.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly. The minimums and maximums set out in each range are subject to the total allocation equaling 100% of total assets.

	Total Equity Allocation		Total Real Estate and Commodities Allocation		Total Fixed Income Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	55%	40-70%	30%	15-45%	15%	5-55%
30	55%	40-70%	25%	10-40%	20%	5-60%
20	45%	30-50%	20%	5-30%	35%	5-70%
10	25%	10-35%	10%	0-20%	65%	35-95%
0	15%	5-25%	5%	0-10%	80%	60-95%

The tactical allocation adjustments described above are driven by PIMCO's secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These "top down" macro economic factors, as well as more micro "bottom up" factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Fund's returns in a manner within the allocation ranges relative to the glide path targets described above. When reallocating the Fund's investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Fund's investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the tactical asset allocation adjustments, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

The Dow Jones Real ReturnSM 2035 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index's maturity date approaches. It is not possible to invest directly in an unmanaged index.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO and he has managed the Fund since June 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO RealRetirement® 2040 Fund

Investment Objective

The Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%
Acquired Fund Fees and Expenses(1)	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses(2)(3)	1.77%	2.52%	2.02%
Expense Reduction(4)	(0.39%)	(0.39%)	(0.39%)
Total Annual Fund Operating Expenses After Expense Reduction(5)	1.38%	2.13%	1.63%
(1)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.03%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)	Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.74%, 2.49% and 1.99% for the Class A, Class C and Class R shares, respectively.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

(5)

Total Annual Fund Operating Expenses After Expense Reduction excluding interest expense of the Underlying PIMCO Funds is 1.35%, 2.10% and 1.60% for the Class A, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$683	$963	$1,264	$2,116
Class C	$316	$667	$1,144	$2,462
Class R	$166	$514	$887	$1,933

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$683	$963	$1,264	$2,116
Class C	$216	$667	$1,144	$2,462
Class R	$166	$514	$887	$1,933

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO RealRetirement® 2040 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2040, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO RealRetirement® Fund's name. The Fund's increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, Pacific Investment Management Company LLC ("PIMCO") uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (the "1940 Act"), Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds"). The Fund is nondiversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO RealRetirement® Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO RealRetirement® Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to "real" assets, such as Treasury-Inflation Protected Securities ("TIPS"), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. As described in greater detail below, PIMCO may adjust the Fund's actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO's real-time views of perceived risks and opportunities. PIMCO may also choose to modify the target asset allocations of the glide path itself from time to time.

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target year in the Fund's name.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly. The minimums and maximums set out in each range are subject to the total allocation equaling 100% of total assets.

	Total Equity Allocation		Total Real Estate and Commodities Allocation		Total Fixed Income Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	55%	40-70%	30%	15-45%	15%	5-55%
30	55%	40-70%	25%	10-40%	20%	5-60%
20	45%	30-50%	20%	5-30%	35%	5-70%
10	25%	10-35%	10%	0-20%	65%	35-95%
0	15%	5-25%	5%	0-10%	80%	60-95%

The tactical allocation adjustments described above are driven by PIMCO's secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These "top down" macro economic factors, as well as more micro "bottom up" factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Fund's returns in a manner within the allocation ranges relative to the glide path targets described above. When reallocating the Fund's investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Fund's investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the tactical asset allocation adjustments, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Dow Jones Real ReturnSM 2040 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index's maturity date approaches. The Lipper Mixed-Asset Target 2040 Funds Average is a total performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 3.97%. For the periods shown in the bar chart, the highest quarterly return was 20.91% in the Q2 2009, and the lowest quarterly return was -6.17% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(03/31/08)
Class A Return Before Taxes	6.81%	0.68%
Class A Return After Taxes on Distributions(1)	3.16%	-2.79%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	4.36%	-1.38%
Class C Return Before Taxes	10.96%	2.06%
Class R Return Before Taxes	12.66%	2.61%
Dow Jones Real ReturnSM 2040 Index (reflects no deductions for fees, expenses or taxes)	15.38%	0.80%

Lipper Mixed-Asset Target 2040 Funds Average (reflects no deductions for sales charges or taxes)	14.39%	0.68%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO and he has managed the Fund since July 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO RealRetirement® 2050 Fund

Investment Objective

The Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R
Management Fees	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%
Acquired Fund Fees and Expenses(1)	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses(2)(3)	1.76%	2.51%	2.01%
Expense Reduction(4)	(0.38%)	(0.38%)	(0.38%)
Total Annual Fund Operating Expenses After Expenses Reduction(5)	1.38%	2.13%	1.63%
(1)

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.03%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund's use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)	Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.73%, 2.48% and 1.98% for the Class A, Class C and Class R shares, respectively.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

(5)

Total Annual Fund Operating Expenses After Expense Reduction excluding interest expense of the Underlying PIMCO Funds is 1.35%, 2.10% and 1.60% for the Class A, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$683	$963	$1,264	$2,116
Class C	$316	$667	$1,144	$2,462
Class R	$166	$514	$887	$1,933

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$683	$963	$1,264	$2,116
Class C	$216	$667	$1,144	$2,462
Class R	$166	$514	$887	$1,933

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO RealRetirement® 2050 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2050, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO RealRetirement® Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, Pacific Investment Management Company LLC ("PIMCO") uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (the "1940 Act"), Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds ("Underlying PIMCO Funds"), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds"). The Fund is nondiversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO RealRetirement Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO RealRetirement Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to "real" assets, such as Treasury-Inflation Protected Securities ("TIPS"), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. As described in greater detail below, PIMCO may adjust the Fund's actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO's real-time views of perceived risks and opportunities. PIMCO may also choose to modify the target asset allocations of the glide path itself from time to time.

PIMCO performs tactical allocation adjustments around the glide path, meaning PIMCO may vary the Fund's actual asset allocation exposures from the glide path's long-term targets based on PIMCO's real-time views of perceived risks and opportunities. PIMCO will generally reduce variation from the glide path's targets as the Fund approaches the target year in the Fund's name.

The actual asset allocation at a given time may vary from the target strategic asset allocations based on PIMCO's tactical allocation adjustments and on market movements. These variances will be limited to a certain range relative to the target allocations under normal circumstances. The table below illustrates the permissible range in which the allocations may vary, as measured monthly. The minimums and maximums set out in each range are subject to the total allocation equaling 100% of total assets.

	Total Equity Allocation		Total Real Estate and Commodities Allocation		Total Fixed Income Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	55%	40-70%	30%	15-45%	15%	5-55%
30	55%	40-70%	25%	10-40%	20%	5-60%
20	45%	30-50%	20%	5-30%	35%	5-70%
10	25%	10-35%	10%	0-20%	65%	35-95%
0	15%	5-25%	5%	0-10%	80%	60-95%

The tactical allocation adjustments described above are driven by PIMCO's secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These "top down" macro economic factors, as well as more micro "bottom up" factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Fund's returns in a manner within the allocation ranges relative to the glide path targets described above. When reallocating the Fund's investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Fund's investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the tactical asset allocation adjustments, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Dow Jones Real ReturnSM 2040+ Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index's maturity date approaches. The Lipper Mixed-Asset Target 2050+ Funds Average is a total performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon exceeding the year 2045.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 3.31%. For the periods shown in the bar chart, the highest quarterly return was 20.60% in the Q2 2009, and the lowest quarterly return was -7.03% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(03/31/08)
Class A Return Before Taxes	7.81%	1.12%
Class A Return After Taxes on Distributions(1)	4.05%	-1.99%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	5.00%	-0.80%
Class C Return Before Taxes	12.12%	2.45%
Class R Return Before Taxes	13.60%	2.99%
Dow Jones Real ReturnSM 2040+ Index (reflects no deductions for fees, expenses or taxes)	16.21%	0.42%

Lipper Mixed-Asset Target 2050+ Funds Average (reflects no deductions for sales charges or taxes)	14.50%	0.62%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Vineer Bhansali. Dr. Bhansali is a Managing Director of PIMCO and he has managed the Fund since July 2008.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO Small Cap StocksPLUS® TR Fund

Investment Objective

The Fund seeks total return which exceeds that of the Russell 2000® Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses(1)	0.04%	0.04%
Total Annual Fund Operating Expenses(2)	1.13%	1.88%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 1.09% and 1.84% for Class A and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$486	$721	$974	$1,698
Class C	$291	$591	$1,016	$2,201

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$486	$721	$974	$1,698
Class C	$191	$591	$1,016	$2,201

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 571% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by Pacific Investment Management Company LLC ("PIMCO"). "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses Russell 2000® Index derivatives instead of Russell 2000® Index stocks to attempt to equal or exceed the daily performance of the Russell 2000® Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of Russell 2000® Index derivatives should closely track changes in the value of the index. However, Russell 2000® Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. As of June 30, 2011, the Russell 2000® Index's average market capitalization (dollar-weighted) was $737 million. The Fund seeks to remain invested in Russell 2000® Index derivatives or Russell 2000® Index stocks even when the Russell 2000® Index is declining.

Though the Fund does not normally invest directly in Russell 2000® Index securities, when Russell 2000® Index derivatives appear to be overvalued relative to the Russell 2000® Index, the Fund may invest all of its assets in a "basket" of Russell 2000® Index stocks. The Fund also may invest in exchange traded funds based on the Russell 2000® Index.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and other restrictions described in the Fund's prospectus and Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Russell 2000® Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Russell 2000® Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. The Lipper Specialty Diversified Equity Funds Average is a total return performance average of Funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 7.70%. For the periods shown in the bar chart, the highest quarterly return was 30.78% in the Q2 2009, and the lowest quarterly return was -23.68% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(03/31/06)
Class A Return Before Taxes	33.53%	7.26%
Class A Return After Taxes on Distributions(1)	26.12%	2.59%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	21.62%	3.34%
Class C Return Before Taxes	36.62%	7.20%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	26.85%	1.87%

Lipper Specialty Diversified Equity Funds Average (reflects no deductions for sales charges or taxes)	10.62%	1.84%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since March 2006.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO StocksPLUS® Fund

Investment Objective

The Fund seeks total return which exceeds that of the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	5.00%	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.75%	0.50%
Total Annual Fund Operating Expenses	0.90%	1.65%	1.40%	1.15%

Example. The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$651	$855	$1,441
Class B	$668	$820	$1,097	$1,661
Class C	$243	$443	$766	$1,680
Class R	$117	$365	$633	$1,398

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$651	$855	$1,441
Class B	$168	$520	$897	$1,661
Class C	$143	$443	$766	$1,680
Class R	$117	$365	$633	$1,398

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 225% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC ("PIMCO") actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which is normally not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a "basket" of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's Depositary Receipts.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Lipper Large-Cap Core Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super-Composite 1500 Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 7.33%. For the periods shown in the bar chart, the highest quarterly return was 24.84% in the Q2 2009, and the lowest quarterly return was -25.94% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	14.31%	1.27%	0.85%
Class A Return After Taxes on Distributions(1)	10.00%	-0.76%	-0.78%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	9.07%	-0.10%	-0.24%
Class B Return Before Taxes	11.86%	0.82%	0.65%
Class C Return Before Taxes	16.30%	1.41%	0.67%
Class R Return Before Taxes	17.52%	1.65%	0.97%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	1.41%

Lipper Large-Cap Core Funds Average (reflects no deductions for sales charges or taxes)	12.87%	1.96%	1.34%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since January 1998.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO StocksPLUS® Long Duration Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management Fees	0.74%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(1)	0.01%
Total Annual Fund Operating Expenses(2)	1.00%
(1)

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.99% for Class A shares.

Example. The Example is intended to help you compare the cost of investing in Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$473	$681	$907	$1,554

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$473	$681	$907	$1,554

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 339% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of its benchmark indexes, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the "Indexes"), by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the Indexes. The Fund typically will seek to gain long exposure to the S&P 500 Index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC ("PIMCO") actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies within two years (plus or minus) of the duration of the Barclays Capital Long-Term Government/Credit Index, which as of June 30, 2011 was 13.22 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives and/or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's Depositary Receipts.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund measures its performance against two benchmarks. The Fund's primary benchmark is the S&P 500 Index. The Fund's secondary benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Capital Long-Term Government/Credit Index and subtracting 3-Month LIBOR (London Interbank Offered Rate). This blend is intended to represent a portfolio which obtains 100% exposure to the S&P 500 Index via derivatives in exchange for the payment of 3-Month LIBOR, and invests the capital in a long duration bond portfolio. The Fund believes that this self-blended benchmark reflects the Fund's investment strategy more accurately than the S&P 500 Index.

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Return table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The secondary benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Capital Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The Lipper Specialty Diversified Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional*(1)

*The year-to-date return as of June 30, 2011 is 9.73%. For the periods shown in the bar chart, the highest quarterly return was 24.82% in the Q3 2009, and the lowest quarterly return was -17.14% in the Q1 2009.

(1) The bar chart and the Average Annual Total Returns table show performance of the Fund's Institutional Class shares, which are not offered in this prospectus. Class A shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Institutional Class and Class A shares have different expenses.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(08/31/07)
Institutional Class Return Before Taxes	27.60%	3.74%
Institutional Class Return After Taxes on Distributions(1)	14.83%	-0.54%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	20.15%	1.19%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	-2.49%
S&P 500 Index + Barclays Capital Long-Term Government/Credit Index - 3 Month LIBOR (reflects no deductions for fees, expenses or taxes)	27.36%	2.29%

Lipper Specialty Diversified Equity Funds Average (reflects no deductions for sales charges or taxes)	10.62%	1.17%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Stephen Rodosky. Mr. Rodosky is a Managing Director of PIMCO and he has managed the Fund since August 2007.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO StocksPLUS® Total Return Fund

Investment Objective

The Fund seeks total return which exceeds that of the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	3.50%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fees	0.79%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Total Annual Fund Operating Expenses	1.04%	1.79%	1.79%

Example. The Example is intended to help you compare the cost of investing in Class A, Class B or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$477	$694	$927	$1,598
Class B	$532	$763	$1,020	$1,642
Class C	$282	$563	$970	$2,105

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$477	$694	$927	$1,598
Class B	$182	$563	$970	$1,642
Class C	$182	$563	$970	$2,105

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 476% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC ("PIMCO") actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a "basket" of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's Depositary Receipts.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (July 31, 2003), performance shown in the table is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Lipper Large-Cap Core Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super-Composite 1500 Index. The Fund began operations on 6/28/02. Index comparisons began on 6/30/02.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 7.83%. For the periods shown in the bar chart, the highest quarterly return was 25.57% in the Q2 2009, and the lowest quarterly return was -22.23% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(06/28/02)
Class A Return Before Taxes	20.34%	3.32%	6.47%
Class A Return After Taxes on Distributions(1)	17.62%	-0.42%	3.41%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	13.16%	0.76%	3.93%
Class B Return Before Taxes	20.67%	3.30%	6.19%
Class C Return Before Taxes	22.96%	3.35%	6.13%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	4.91%

Lipper Large-Cap Core Funds Average (reflects no deductions for sales charges or taxes)	12.87%	1.96%	4.58%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since June 2002.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO StocksPLUS® TR Short Strategy Fund

Investment Objective

The Fund seeks total return through the implementation of short investment positions on the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Total Annual Fund Operating Expenses	1.04%	1.79%

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$477	$694	$927	$1,598
Class C	$282	$563	$970	$2,105

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$477	$694	$927	$1,598
Class C	$182	$563	$970	$2,105

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 483% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in short positions with respect to the S&P 500 Index (the "Index") or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund's net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations summarized below. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will generally benefit when the price of the Index is declining. When the Index is rising, the Fund will generally not perform as well. Fixed Income Instruments owned by the Fund may also benefit or detract from the Fund's net asset value. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long equity positions. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index due to compounding, Pacific Investment Management Company LLC's ("PIMCO") active management, Fund fees and expenses and other factors discussed below.

The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest, without limitation, in such instruments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund's exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund may purchase call options on Index futures contracts or on other similar Index derivatives in an effort to limit the total potential decline in the Fund's net asset value during a market in which prices of securities are rising or expected to rise. Because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be taxable as short-term gains or losses. However, a portion of the gains or losses from certain types of derivatives, including futures contracts on broad-based stock indexes in which the Fund may choose to invest, will be taxable as long-term gains or losses.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.  The longer a security's duration, the more sensitive it will be to changes in interest rates. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also invest up to 10% of its total assets in preferred stocks.

Although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of the Index on a daily basis, the Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods. Because the value of the Fund's derivatives short positions move in the opposite direction from the value of the Index each day, for periods greater than one day, the effect of compounding may result in the performance of these derivatives positions, and the Fund's performance attributable to those positions, to be either greater than or less than the inverse of the Index performance for such periods, and the extent of the variation could be substantial due to market volatility and other factors. In addition, the combination of income and capital gains or losses derived from the Fixed Income Instruments serving as cover for the Fund's short positions, coupled with the ability of the Fund to reduce or limit short exposure, as described above, may result in an imperfect inverse correlation between the performance of the Index and the performance of the Fund. It is possible for the Fund to experience a negative return when the Index is declining, and vice versa. Further, there are a number of other reasons why changes in the value of derivatives positions may not correlate exactly (either positively or inversely) with an index or which may otherwise prevent a mutual fund or its positions from achieving such correlation.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund measures its performance against two benchmarks. The Fund's primary benchmark is the S&P 500 Index. The Fund's performance may vary inversely with the value of the S&P 500 Index on a daily basis, subject to certain limitations. The Fund's secondary benchmark is the Inverse of S&P 500 Index. The Fund believes that the secondary benchmark reflects the Fund's investment strategy more accurately than the S&P 500 Index. It may be reasonable to expect significant differences between the Fund's performance and that of the secondary benchmark, as well as potentially significant differences between the Fund's primary and secondary benchmarks due to compounding and other considerations.

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A and C shares (July 31, 2006), performance information shown in the bar chart and table for these classes is based on the perform-
ance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The Fund's performance may vary inversely with the value of the index on a daily basis, subject to certain limitations. Effective July 31, 2009, the Fund selected the S&P 500 Index as its primary benchmark in replacement of the Inverse of S&P 500 Index, which the Fund retains as its secondary benchmark. The Fund added the S&P 500 Index to facilitate a comparison of the Fund's performance to the S&P 500 Index. Inverse of S&P 500 Index is an approximate negative equivalent of the return of the S&P 500 Index and is calculated by compounding the daily inverse of the S&P 500 Index total return. The Index focuses on the large-cap segment of the U.S. equities market. The Lipper Dedicated Short-Bias Fund Average is a total return performance average of funds tracked by Lipper, Inc. that employ portfolio strategies consistently creating a "net short" exposure to the market. This classification also includes short-only funds, i.e., funds that pursue short sales of stock or stock index options. The Fund began operations on 7/23/03. Index comparisons began on 7/31/03.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is -3.98%. For the periods shown in the bar chart, the highest quarterly return was 24.72% in the Q4 2008, and the lowest quarterly return was -10.92% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	5 Years	Fund Inception(07/23/03)
Class A Return Before Taxes	-12.53%	1.77%	1.28%
Class A Return After Taxes on Distributions(1)	-12.81%	-1.27%	-1.11%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	-8.12%	1.02%	0.59%
Class C Return Before Taxes	-10.56%	1.80%	1.05%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	5.37%
Inverse of S&P 500 Index (reflects no deductions for fees, expenses or taxes)	-16.18%	-5.27%	-7.32%

Lipper Dedicated Short-Bias Fund Average (reflects no deductions for sales charges or taxes)	-34.06%	-15.88%	-14.08%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since its inception in July 2003.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

PIMCO Tax Managed Real Return Fund

Investment Objective

The Fund seeks to provide after-tax inflation-protected return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares—Class A, B, C and R Shares" section on page 130 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%
Total Annual Fund Operating Expenses	0.85%	1.35%

Example. The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$459	$636	$829	$1,385
Class C	$237	$428	$739	$1,624

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$459	$636	$829	$1,385
Class C	$137	$428	$739	$1,624

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 350% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"), with the remainder of the Fund's assets invested in inflation-indexed bonds of varying maturities issued by the U.S. government, its agencies or instrumentalities (such as Treasury Inflation Protected Securities ("TIPS")), and other types of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements (such as CPI swaps). "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. "Real return" equals total return less the estimated cost of inflation. The average portfolio duration of the fixed income portion of this Fund will normally vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and under normal market conditions is not expected to exceed eight years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds.

Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for All Urban Consumers ("CPI") as the inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All inflation-indexed security holdings will be measured in effective (nominal) duration terms.

As part of its principal investment strategies, the Fund's investment in derivatives may consist largely of swaps (including CPI swaps) where the Fund receives inflation-indexed payments. A CPI swap is a fixed maturity, over-the-counter derivative in which the investor receives the "realized" rate of inflation as measured by the CPI over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. The Fund may also invest in municipal inflation-indexed securities.

The Fund may invest in investment-grade securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund will normally limit its non-U.S. dollar-denominated securities exposure to 5% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gain by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Inflation-Indexed Security Risk: the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the Barclays Capital Municipal Bond 1-10 year Blend (1-12) Index. The index consists of a broad selection of investment-grade general obligation bonds, revenue bonds, insured bonds (including all insured bonds with a Aaa/AAA rating), and prerefunded bonds with maturities of at least 1 year and less than 12 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Lipper Intermediate Municipal Debt Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/
DailyPerformance and quarterly updates at http://investments.
pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class A*

*The year-to-date return as of June 30, 2011 is 5.47%. For the periods shown in the bar chart, the highest quarterly return was 1.12% in the Q3 2010, and the lowest quarterly return was -0.16% in the Q2 2010.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(10/30/09)
Class A Return Before Taxes	-2.65%	-0.02%
Class A Return After Taxes on Distributions(1)	-2.80%	-0.16%
Class A Return After Taxes on Distributions and Sales of Fund Shares(1)	-1.29%	0.09%
Class C Return Before Taxes	-0.35%	2.79%
Barclays Capital Municipal Bond 1-10 Year Blend (1-12) Index (reflects no deductions for fees, expenses or taxes)	3.13%	3.73%

Lipper Intermediate Municipal Debt Funds Average (reflects no deductions for sales charges or taxes)	2.29%	3.05%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Joe Deane and Mihir Worah. Mr. Deane is an Executive Vice President of PIMCO and Mr. Worah is a Managing Director of PIMCO. Mr. Deane is responsible for the Fund's investments in Municipal Bonds and Mr. Worah is responsible for the Fund's investments in inflation-indexed bonds. Mr. Deane has co-managed the Fund since July 2011 and Mr. Worah has co-managed the Fund since May 2011.

Other Important Information Regarding
Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 110 of this prospectus.

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Shares of a Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Distributor.

  The minimum initial investment for Class A, Class B and Class C shares of a Fund is $1,000 and $50 for each minimum subsequent investment, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Effective November 1, 2009, Class B shares are no longer available for purchase, except through exchanges and dividend reinvestments as described in "Sales of Class B shares" in each Fund's prospectus. You may purchase or sell (redeem) all or part of your Fund shares through a broker, dealer, or other financial intermediary, or directly from the Trust by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809 as further described in each Fund's prospectus. The Distributor reserves the right to require payment by wire or U.S. Bank check.

  There is no minimum initial or minimum additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans which wish to invest directly by mail should send a check payable to PIMCO Family of Funds, along with a completed application form to the Trust by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

Tax Information

A Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Class A, Class B, Class C or Class R shares of the Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund(s) over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Prospectus

Description of Principal Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and in the chart below. The principal risks are described in this section, following the chart. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Principal Risk	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO Commodities- PLUS™ Short Strategy Fund	PIMCO Commodities- PLUS™ Strategy Fund	PIMCO Commodity- RealReturn Strategy Fund®	PIMCO Fundamental Advantage Total Return Strategy Fund	PIMCO Fundamental IndexPLUS® TR Fund	PIMCO Global Multi-Asset Fund	PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)
Allocation	x	x	—	—	—	—	—	x	—
Underlying PIMCO Fund	x	x	—	—	—	—	—	—	—
Acquired Fund	—	—	—	—	—	—	—	x	—
Interest Rate	x	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x	x
High Yield	x	x	—	—	x	x	x	x	x
Distressed Company	x	x	—	—	—	—	—	x	—
Market	x	x	x	x	x	x	x	x	x
Issuer	x	x	x	x	x	x	x	x	x
Liquidity	x	x	x	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x	x	x	x
Issuer Non-Diversification	x	x	x	x	x	—	—	x	x
Distribution Adjustment	—	—	—	—	—	—	—	—	—
Equity	x	x	—	—	x	x	x	x	x
Commodity	x	x	x	x	x	—	—	x	—
Mortgage-Related and Other Asset-Backed	x	x	x	x	x	x	x	x	x
Foreign (Non-U.S.) Investment	x	x	x	x	x	x	x	x	x
Real Estate	x	x	—	—	—	—	—	x	—
Emerging Markets	x	x	—	—	x	x	x	x	x
Currency	x	x	—	—	x	x	x	x	x
Leveraging	x	x	x	x	x	x	x	x	x
Smaller Company	x	x	—	—	—	—	—	x	—
Management	x	x	x	x	x	x	x	x	x
Municipal Project-Specific	—	—	—	—	—	—	—	—	—
Inflation-Indexed Security	—	—	—	—	—	—	—	—	—
Short Sale	x	x	x	x	x	x	x	x	x
Tax	x	x	x	x	x	—	—	x	—
Subsidiary	x	x	x	x	x	—	—	x	—
Value Investing	x	x	—	—	—	—	—	x	—
Arbitrage	x	x	—	—	—	—	—	x	—
Convertible Securities	x	x	—	—	—	—	—	x	—

Principal Risk	PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar Hedged)	PIMCO Real Income™ 2019 Fund	PIMCO Real Income™ 2029 Fund	PIMCO RealEstate RealReturn Strategy Fund	PIMCO RealRetirement® 2010 Fund	PIMCO RealRetirement® 2015 Fund	PIMCO RealRetirement® 2020 Fund	PIMCO RealRetirement® 2025 Fund	PIMCO RealRetirement® 2030 Fund
Allocation	—	—	—	—	x	x	x	x	x
Underlying PIMCO Fund	—	—	—	—	—	—	—	—	—
Acquired Fund	—	—	—	—	x	x	x	x	x
Interest Rate	x	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x	x
High Yield	x	—	—	x	x	x	x	x	x
Distressed Company	—	—	—	—	—	—	—	—	—
Market	x	x	x	x	x	x	x	x	x
Issuer	x	—	—	x	x	x	x	x	x
Liquidity	x	x	x	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x	x	x	x
Issuer Non-Diversification	x	x	x	x	x	x	x	x	x
Distribution Adjustment	—	x	x	—	—	—	—	—	—
Equity	x	—	—	x	x	x	x	x	x
Commodity	—	—	—	—	x	x	x	x	x
Mortgage-Related and Other Asset-Backed	x	—	—	x	x	x	x	x	x
Foreign (Non-U.S.) Investment	x	—	—	x	x	x	x	x	x
Real Estate	—	—	—	x	x	x	x	x	x
Emerging Markets	x	—	—	x	x	x	x	x	x
Currency	x	—	—	x	x	x	x	x	x
Leveraging	x	x	x	x	x	x	x	x	x
Smaller Company	—	—	—	—	x	x	x	x	x
Management	x	x	x	x	x	x	x	x	x
Municipal Project-Specific	—	—	—	—	—	—	—	—	—
Inflation-Indexed Security	—	x	x	—	—	—	—	—	—
Short Sale	x	—	—	x	x	x	x	x	x
Tax	—	—	—	—	x	x	x	x	x
Subsidiary	—	—	—	—	x	x	x	x	x
Value Investing	—	—	—	—	—	—	—	—	—
Arbitrage	—	—	—	—	—	—	—	—	—
Convirtible Securities	—	—	—	—	—	—	—	—	—

Principal Risk	PIMCO RealRetirement® 2035 Fund	PIMCO RealRetirement® 2040 Fund	PIMCO RealRetirement® 2050 Fund	PIMCO Small Cap StocksPLUS®TR Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Total Return Fund	PIMCO StocksPLUS® TR Short Strategy Fund	PIMCO Tax Managed RealReturn Fund
Allocation	x	x	x	—	—	—	—	—	—
Underlying PIMCO Fund	—	—	—	—	—	—	—	—	—
Acquired Fund	x	x	x	—	—	—	—	—	—
Interest Rate	x	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x	x
High Yield	x	x	x	x	x	x	x	x	—
Distressed Company	—	—	—	—	—	—	—	—	—
Market	x	x	x	x	x	x	x	x	x
Issuer	x	x	x	x	x	x	x	x	x
Liquidity	x	x	x	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x	x	x	x
Issuer Non-Diversification	x	x	x	—	—	—	—	x	x
Distribution Adjustment	—	—	—	—	—	—	—	—	—
Equity	x	x	x	x	x	x	x	x	—
Commodity	x	x	x	—	—	—	—	—	—
Mortgage-Related and Other Asset-Backed	x	x	x	x	x	x	x	x	—
Foreign (Non-U.S.) Investment	x	x	x	x	x	x	x	x	—
Real Estate	x	x	x	—	—	—	—	—	—
Emerging Markets	x	x	x	x	x	x	x	x	—
Currency	x	x	x	x	x	x	x	x	—
Leveraging	x	x	x	x	x	x	x	x	x
Smaller Company	x	x	x	x	—	—	—	—	—
Management	x	x	x	x	x	x	x	x	x
Municipal Project-Specific	—	—	—	—	—	—	—	—	x
Inflation-Indexed Security	—	—	—	—	—	—	—	—	x
Short Sale	x	x	x	x	x	x	x	x	x
Tax	x	x	x	—	—	—	—	—	—
Subsidiary	x	x	x	—	—	—	—	—	—
Value Investing	—	—	—	—	—	—	—	—	—
Arbitrage	—	—	—	—	—	—	—	—	—
Convertible Funds	—	—	—	—	—	—	—	—	—

As the PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement® Funds may invest in shares of Acquired Funds including the Underlying PIMCO Funds, the risks of investing in the PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement® Funds may be closely related to the risks associated with the Acquired Funds, including Underlying PIMCO Funds, and their investments. However, as the PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement® Funds may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Funds may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section only to "Funds" includes the PIMCO Global Multi-Asset Fund, PIMCO RealRetirement® Funds, Acquired Funds and the Underlying PIMCO Funds.

Allocation Risk

The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds' investment performance depends upon how their assets are allocated and reallocated according to each Fund's asset allocation targets and ranges. A principal risk of investing in each Fund is that the asset allocation sub-adviser (in the case of the PIMCO All Asset and PIMCO All Asset All Authority Funds) or PIMCO (in the case of the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds) will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser or PIMCO, as applicable, attempts to identify investment allocations that will provide consistent, quality performance for each Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser or PIMCO, as applicable, will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Underlying PIMCO Fund Risk

Because the PIMCO All Asset and PIMCO All Asset All Authority invest substantially all of their assets in Underlying PIMCO Funds, the risks associated with investing in the Funds are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Funds to achieve their investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved.

The PIMCO All Asset and PIMCO All Asset All Authority Funds' net asset value will fluctuate in response to changes in the net asset values of the Underlying PIMCO Funds in which they invest. The extent to which the investment performance and risks associated with the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the PIMCO All Asset Fund's and PIMCO All Asset All Authority Fund's assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Acquired Fund Risk

Because the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds may invest their assets in Acquired Funds, the risks associated with investing in the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds may be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved.

The PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds' net asset value will fluctuate in response to changes in the net asset values of the Acquired Funds in which they invest. The extent to which the investment performance and risks associated with the PIMCO Global Multi-Asset Fund and PIMCO response to changes in the net asset values of the Acquired Funds in which they invest. The extent to which the investment performance and risks associated with the PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the PIMCO Global Multi-Asset Fund's and PIMCO RealRetirement® Funds' assets are allocated from time to time for investment in the Acquired Fund, which will vary.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's shares.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Distressed Company Risk

An Underlying PIMCO Fund that invests in securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Underlying PIMCO Fund's ability to sell these securities (liquidity risk). If the issuer of a debt security is in default with respect to interest or principal payments, the Underlying PIMCO Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation.

Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or the derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests. Further, in the case of Funds that attempt to produce returns from short derivatives positions which correlate inversely with the performance of an index on a daily basis, such as the PIMCO CommoditiesPLUS™ Short Strategy Fund and the PIMCO StocksPLUS® TR Short Strategy Fund, for periods greater than one day, the effect of compounding may result in the performance of the derivatives, and the Fund's performance attributable to those positions, to be either greater than or less than the inverse of the index performance, and the extent of the variation could be substantial due to market volatility and other factors. See "Characteristics and Risks of Securities and Investment Techniques—Derivatives— Correlation Risk."

A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers increases risk. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer than funds that are "diversified." Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

To the extent that the PIMCO All Asset and PIMCO All Asset All Authority Funds invest a significant portion of their assets in an Underlying PIMCO Fund, the PIMCO All Asset and PIMCO All Asset All Authority Funds will be particularly sensitive to the risks associated with that Underlying PIMCO Fund. To the extent that the PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds invest a significant portion of their assets in an Acquired Fund, the PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds will be particularly sensitive to the risks associated with that Acquired Fund. For a discussion of risks associated with Underlying PIMCO Funds and Acquired Funds, please see "Underlying PIMCO Fund Risk" and "Acquired Fund Risk" above.

Distribution Adjustment Risk

Distribution adjustment risk is the risk that the Fund's calculated monthly distribution amount may be adjusted higher or lower for reasons other than the inflation adjustment described in the "Fund Distributions" section of this prospectus. The purpose of the adjustments is to enable the Fund to better provide regular monthly distributions through the Fund's final maturity date; however, distributions may be adjusted for different reasons including gains or losses from buying and selling securities that can result from shareholder activity, the value of securities at maturity, monthly distributions, and/or portfolio management decisions. An example of this is a downward adjustment due to a loss from a TIPS holding that was sold prior to maturity to raise cash to meet a monthly distribution. Another example is a positive adjustment caused by the floor on the principal value of TIPS. TIPS are guaranteed to provide the greater of inflation-adjusted principal or original principal at maturity. Therefore, if deflation causes the inflation-adjusted principal of a TIPS issue held to maturity to be lower than its original principal value, the Fund would benefit by receiving the greater original principal value. As a result, the corresponding monthly distribution may be adjusted upward to account for the difference between the lower value and the original principal value guaranteed at maturity.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Commodity Risk

A Fund's investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The PIMCO CommodityRealReturn Strategy Fund® and its Subsidiary (the "CRRS Subsidiary"), the PIMCO Global Multi-Asset Fund's Subsidiary (the "GMA Subsidiary") and, the PIMCO CommoditiesPLUSTM Short Strategy Fund and its Subsidiary (the "CPSS Subsidiary") and the PIMCO CommoditiesPLUSTM Strategy Fund and its Subsidiary (the "CPS Subsidiary," and together with the CRRS Subsidiary and, GMA Subsidiary and CPSS Subsidiary, the "Subsidiaries") each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the PIMCO CommodityRealReturn Strategy Fund®, the PIMCO CommoditiesPLUSTM Short Strategy Fund, the PIMCO CommoditiesPLUSTM Strategy Fund, Subsidiaries and to the extent the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds invest in the PIMCO CommodityRealReturn Strategy Fund®, the PIMCO CommoditiesPLUSTM Short Strategy Fund and the PIMCO CommoditiesPLUSTM Strategy Fund, each an Underlying PIMCO Fund, the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds, may be more susceptible to risks associated with those sectors.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk

A Fund that invests in real estate-linked derivative instruments is subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a real estate investment trust ("REIT") is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 as amended (the "Code"). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently. Accordingly, a Fund that invests in a wide range of emerging market securities (e.g., different regions or countries, asset classes, issuers, sectors or credit qualities) may perform differently in response to such instability than a Fund investing in a more limited range of emerging market securities. For example, a Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. A Fund may not know the identity of trading counterparties, which may increase the possibility of the Fund not receiving payment or delivery of securities in a transaction.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. Each Subsidiary (as described under "Characteristics and Risks of Securities and Investment Techniques-Investments in Wholly-Owned Subsidiary") will comply with these asset segregation or "earmarking" requirements to the same extent as the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO CommoditiesPLUSTM Short Strategy Fund or PIMCO CommoditiesPLUS™ Strategy Fund, respectively. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities (or the value of the Underlying PIMCO Funds in the case of the PIMCO All Asset and PIMCO All Asset All Authority Funds or the Acquired Funds in the case of the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds). Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses.

Smaller Company Risk

The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk

The Funds, the Subsidiaries and certain Acquired Funds are subject to management risk because they are actively managed investment portfolios. PIMCO, or in the case of a fund that is not managed by PIMCO, such other fund's investment adviser and sub-adviser, as applicable, and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, the Subsidiaries and the Acquired Funds, as applicable, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. Because the PIMCO Fundamental IndexPLUS® TR Fund and PIMCO Fundamental Advantage Total Return Strategy Fund invest in derivatives that are linked to the Enhanced RAFI® 1000, and because the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund invests in derivatives that are linked to the Enhanced RAFI® Emerging Markets Fundamental Index, they will be subject to the risks associated with the management of the Enhanced RAFI® 1000 and the Enhanced RAFI® Emerging Markets Fundamental Index, respectively, by the sub-adviser to such Underlying PIMCO Fund and Funds.

Municipal Project-Specific Risk

A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Inflation-Indexed Security Risk

Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the CPI) will accurately measure the real rate of inflation in the prices of goods and services. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in the calendar year. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment, which is federally tax exempt (and may be state tax exempt). For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.

Short Sale Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Tax Risk

The PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUSTM Short Strategy Fund, PIMCO CommoditiesPLUS™ Strategy Fund and the PIMCO Global Multi-Asset Fund gain exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. Each Fund may also gain exposure indirectly to commodity markets by investing in its respective Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other Fixed Income Instruments. In order for the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO CommoditiesPLUSTM Short Strategy Fund and PIMCO CommoditiesPLUS™ Strategy Fund to qualify as a regulated investment company under Subchapter M of the Code, each Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.

As more fully described below under "Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommoditiesPLUSTM Short Strategy Fund and PIMCO Global Multi-Asset Fund" the Internal Revenue Service (the "IRS") issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary will also constitute qualifying income.

Based on the reasoning in such rulings, the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO CommoditiesPLUSTM Short Strategy Fund and PIMCO CommoditiesPLUS™ Strategy Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in their respective Subsidiaries. The use of commodity index-linked notes and investments in each Subsidiary involve specific risks. See "Characteristics and Risks of Securities and Investment Techniques—Derivatives—A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommoditiesPLUSTM Short Strategy Fund and PIMCO Global Multi-Asset Fund" below for further information regarding commodity index-linked notes, including the risks associated with these instruments. In addition, see "Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary" below for further information regarding the Subsidiaries, including the risks associated with investing in the Subsidiaries.

To the extent the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds invest in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUSTM Short Strategy Fund or PIMCO CommoditiesPLUSTM Strategy Fund, the use of the above noted investments by the Underlying PIMCO Fund could subject the shareholders of those Funds to risks similar to those described above.

Subsidiary Risk

By investing in each of their respective Subsidiaries, each of the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO CommoditiesPLUS™ Strategy Fund is indirectly exposed to the risks associated with the respective Subsidiary's investments. The derivatives and other investments held by the Subsidiaries are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the respective Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiaries will be achieved.

The Subsidiaries are not registered under the 1940 Act, and, unless otherwise noted in this prospectus, are not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO CommoditiesPLUS™ Strategy Fund and/or the Subsidiaries to operate as described in this prospectus and Statement of Additional Information and could adversely affect the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund and PIMCO CommoditiesPLUS™ Strategy Fund and, to the extent the PIMCO All Asset, PIMCO All Asset All Authority and PIMCO RealRetirement® Funds invest in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Short Strategy Fund or PIMCO CommoditiesPLUS™ Strategy Fund, the PIMCO All Asset, PIMCO All Asset All Authority and PIMCO RealRetirement® Funds.

Value Investing Risk

Value investing attempts to identify companies that a portfolio manager believes to be undervalued. Value stocks typically have prices that are low relative to factors such as the company's earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. A value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.

Arbitrage Risk

An Underlying PIMCO Fund that invests in securities purchased pursuant to an arbitrage strategy in order to take advantage of a perceived relationship between the value of two securities presents certain risks. Securities purchased or sold short pursuant to an arbitrage strategy may not perform as intended, which may result in a loss to the Underlying PIMCO Fund. Additionally, issuers of a security purchased pursuant to an arbitrage strategy are often engaged in significant corporate events, such as restructurings, acquisitions, mergers, takeovers, tender offers or exchanges, or liquidations. Such corporate events may not be completed as initially planned or may fail.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security. Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of each Fund's holdings.

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters. PIMCO also serves as the investment adviser for the CRRS Subsidiary, GMA Subsidiary, CPSS Subsidiary and CPS Subsidiary.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2011, PIMCO had approximately $1.3 trillion in assets under management.

PIMCO has engaged Research Affiliates, LLC, a California limited liability company ("Research Affiliates"), to serve as asset allocation sub-adviser to the PIMCO All Asset and PIMCO All Asset All Authority Funds and as the sub-adviser to the PIMCO Fundamental Advantage Total Return Strategy and PIMCO Fundamental IndexPLUS® TR Funds. Research Affiliates is located at 620 Newport Center Drive, Suite 900, Newport Beach, CA 92660.

Management Fees

Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in-fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables effect both an advisory fee and a supervisory and administrative fee. The Fund will pay monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Management Fees
Fund Name	Class A	Class B	Class C	Class R
PIMCO All Asset Fund	0.475%	0.475%	0.475%	0.525%
PIMCO All Asset All Authority Fund	0.45%	N/A	0.45%	N/A
PIMCO CommoditiesPLUS™ Short Strategy Fund	1.04%	N/A	1.04%	N/A
PIMCO CommoditiesPLUS™ Strategy Fund	0.99%	N/A	0.99%	0.99%
PIMCO CommodityRealReturn Strategy Fund®	0.94%	0.94%	0.94%	0.94%
PIMCO Fundamental Advantage Total Return Strategy Fund	1.04%	N/A	1.04%	N/A
PIMCO Fundamental IndexPLUS® TR Fund	0.94%	N/A	0.94%	N/A
PIMCO Global Multi-Asset Fund	1.30%	N/A	1.30%	1.30%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.79%	N/A	0.79%	N/A
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.90%	0.90%	0.90%	N/A
PIMCO Real Income™ 2019 Fund	0.54%	N/A	0.54%	N/A
PIMCO Real Income™ 2029 Fund	0.54%	N/A	0.54%	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.89%	0.89%	0.89%	N/A
PIMCO RealRetirement® 2010 Fund	1.00%	N/A	1.00%	1.00%
PIMCO RealRetirement® 2015 Fund	1.00%	N/A	1.00%	1.00%
PIMCO RealRetirement® 2020 Fund	1.00%	N/A	1.00%	1.00%
PIMCO RealRetirement® 2025 Fund	1.00%	N/A	1.00%	1.00%
PIMCO RealRetirement® 2030 Fund	1.05%	N/A	1.05%	1.05%
PIMCO RealRetirement® 2035 Fund	1.05%	N/A	1.05%	1.05%
PIMCO RealRetirement® 2040 Fund	1.10%	N/A	1.10%	1.10%
PIMCO RealRetirement® 2050 Fund	1.10%	N/A	1.10%	1.10%
PIMCO Small Cap StocksPLUS® TR Fund	0.84%	N/A	0.84%	N/A
PIMCO StocksPLUS® Fund	0.65%	0.65%	0.65%	0.65%
PIMCO StocksPLUS® Long Duration Fund	0.74%	N/A	N/A	N/A
PIMCO StocksPLUS® Total Return Fund	0.79%	0.79%	0.79%	N/A
PIMCO StocksPLUS® TR Short Strategy Fund	0.79%	N/A	0.79%	N/A
PIMCO Tax Managed Real Return Fund	0.60%	N/A	0.60%	N/A
  Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2011, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund Name	Advisory Fee All Classes(1)
PIMCO All Asset Fund	0.175%(2)
PIMCO All Asset All Authority Fund	0.20%
PIMCO Commodities PLUS™ Short Strategy Fund	0.54%(3)
PIMCO Commodities PLUS™ Strategy Fund	0.49%(4)
PIMCO CommodityRealReturn Strategy Fund®	0.49%(5)
PIMCO Fundamental Advantage Total Return Strategy Fund	0.64%
PIMCO Fundamental IndexPLUS® TR Fund	0.54%
PIMCO Global Multi-Asset Fund	0.90%(6)
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.39%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar Hedged)	0.45%
PIMCO RealEstateRealReturn Strategy Fund	0.49%
PIMCO Real Income™ 2019 Fund	0.19%
PIMCO Real Income™ 2029 Fund	0.19%
PIMCO RealRetirement® 2010 Fund	0.70%(7)
PIMCO RealRetirement® 2015 Fund	0.70%(7)
PIMCO RealRetirement® 2020 Fund	0.70%(7)
PIMCO RealRetirement® 2025 Fund	0.70%(7)
PIMCO RealRetirement® 2030 Fund	0.75%(7)
PIMCO RealRetirement® 2035 Fund	0.75%(7)
PIMCO RealRetirement® 2040 Fund	0.80%(7)
PIMCO RealRetirement® 2050 Fund	0.80%(7)
PIMCO Small Cap StocksPLUS® TR Fund	0.44%
PIMCO StocksPLUS® Fund	0.25%
PIMCO StocksPLUS® Long Duration Fund	0.35%
PIMCO StocksPLUS® Total Return Fund	0.39%
PIMCO StocksPLUS® TR Short Strategy Fund	0.39%
PIMCO Tax Managed Real Return Fund	0.25%
(1)	For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 166.
(2)

PIMCO has contractually agreed, through July 31, 2012, to reduce its Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund IV Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(4)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund III Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(5)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(6)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term. In addition, PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund II Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(7)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

As the PIMCO RealRetirement® Funds approach their target dates and their portfolios become more conservative, the PIMCO RealRetirement® Funds' investment advisory contract provides that certain PIMCO RealRetirement® Funds' advisory fees will periodically decrease over time according to set intervals. The following table provides information with respect to such advisory fee adjustments.

Advisory Fee Schedule (stated as a percentage of the average daily net assets of each PIMCO RealRetirement® Fund taken separately)

Fund Name	March 31, 2011	April 1, 2015	April 1, 2020	April 1, 2025	April 1, 2030	April 1, 2035
PIMCO RealRetirement® 2010 Fund	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
PIMCO RealRetirement® 2015 Fund	0.70	0.70	0.70	0.70	0.70	0.70
PIMCO RealRetirement® 2020 Fund	0.70	0.70	0.70	0.70	0.70	0.70
PIMCO RealRetirement® 2025 Fund	0.70	0.70	0.70	0.70	0.70	0.70
PIMCO RealRetirement® 2030 Fund	0.75	0.70	0.70	0.70	0.70	0.70
PIMCO RealRetirement® 2035 Fund	0.75	0.70	0.70	0.70	0.70	0.70
PIMCO RealRetirement® 2040 Fund	0.80	0.75	0.75	0.70	0.70	0.70
PIMCO RealRetirement® 2050 Fund	0.80	0.80	0.80	0.75	0.75	0.70

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contract and asset allocation sub-advisory agreements is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2010.

As discussed in its "Principal Investments and Strategies" section, each of the PIMCO CommodityRealReturn Strategy Fund® PIMCO Global Multi-Asset Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO CommoditiesPLUS™ Strategy Fund may pursue its investment objective by investing in its respective Subsidiary. Each Subsidiary has entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiary. In consideration of these services, each Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommodityRealReturn Strategy Fund® in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CRRS Subsidiary. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Global Multi-Asset Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS™ Strategy Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CPS Subsidiary. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS™ Short Strategy in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CPSS Subsidiary. These waivers may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the applicable Subsidiary is in place.

  Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Class A, Class B, Class C and Class R shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for Class A, Class B, Class C and Class R shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by Class A, Class B, Class C and Class R shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and (except for the PIMCO All Asset and PIMCO All Asset All Authority Funds) fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2011, the Funds paid PIMCO monthly supervisory and administrative fees for Class A, Class B, Class C and Class R Shares at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

	Supervisory and Administrative Fee(1)
Fund Name	Class A	Class B	Class C	Class R
PIMCO All Asset Fund	0.30%	0.30%	0.30%	0.35%
PIMCO All Asset All Authority Fund	0.25%	N/A	0.25%	N/A
PIMCO CommoditiesPLUS™ Short Strategy Fund	0.50%	N/A	0.50%	0.50%
PIMCO CommoditiesPLUS™ Strategy Fund	0.50%	N/A	0.50%	N/A
PIMCO CommodityRealReturn Strategy Fund®	0.45%	0.45%	0.45%	0.45%
PIMCO Fundamental Advantage Total Return Strategy Fund	0.40%	N/A	0.40%	N/A
PIMCO Fundamental IndexPLUS® TR Fund	0.40%	N/A	0.40%	N/A
PIMCO Global Multi-Asset Fund(2)	0.40%	N/A	0.40%	0.40%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.40%	N/A	0.40%	N/A
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.45%	0.45%	0.45	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.40%	0.40%	0.40%	N/A
PIMCO Real Income™ 2019 Fund	0.35%	N/A	0.35%	N/A
PIMCO Real Income™ 2029 Fund	0.35%	N/A	0.35%	N/A
PIMCO RealRetirement® 2010 Fund(3)	0.30%	N/A	0.30%	0.30%
PIMCO RealRetirement® 2015 Fund(3)	0.30%	N/A	0.30%	0.30%
PIMCO RealRetirement® 2020 Fund(3)	0.30%	N/A	0.30%	0.30%
PIMCO RealRetirement® 2025 Fund(3)	0.30%	N/A	0.30%	0.30%
PIMCO RealRetirement® 2030 Fund(3)	0.30%	N/A	0.30%	0.30%
PIMCO RealRetirement® 2035 Fund(3)	0.30%	N/A	0.30%	0.30%
PIMCO RealRetirement® 2040 Fund(3)	0.30%	N/A	0.30%	0.30%
PIMCO RealRetirement® 2050 Fund(3)	0.30%	N/A	0.30%	0.30%
PIMCO Small Cap StocksPLUS® TR Fund	0.40%	N/A	0.40%	N/A
PIMCO StocksPLUS® Fund	0.40%	0.40%	0.40%	0.40%
PIMCO StocksPLUS® Long Duration Fund	0.39%	N/A	N/A	N/A
PIMCO StocksPLUS® Total Return Fund	0.40%	0.40%	0.40%	N/A
PIMCO StocksPLUS® TR Short Strategy Fund	0.40%	N/A	0.40%	N/A
PIMCO Tax Managed Real Return Fund	0.35%	N/A	0.35%	N/A
(1)	For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 166.
(2)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term. In addition, PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund II Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(3)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

Underlying PIMCO Fund Fees

The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds pay advisory and supervisory and administrative fees directly to PIMCO at the annual rates stated above, based on the average daily net assets attributable in the aggregate to each Fund's shares. The Funds also indirectly pay their proportionate share of the advisory and supervisory and administrative fees charged by PIMCO to the Underlying PIMCO Funds in which each Fund invests.

PIMCO has contractually agreed, through July 31, 2012, for the PIMCO All Asset Fund, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. Similarly, PIMCO has contractually agreed, through July 31, 2012, for the PIMCO All Asset All Authority Fund, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, to the extent necessary, the supervisory and administrative fee it receives from the PIMCO Global Multi-Asset Fund in an amount equal to the expenses attributable to advisory fees and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the PIMCO Global Multi-Asset Fund in connection with the Fund's investments in Underlying PIMCO Funds, to the extent the Fund's advisory fee or advisory fee and supervisory and administrative fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. Similarly, PIMCO has contractually agreed, through July 31, 2012, to waive, first, the advisory fee and, second, to the extent necessary, the supervisory and administrative fee it receives from each PIMCO RealRetirement Fund® in an amount equal to the expenses attributable to advisory fees and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by a PIMCO RealRetirement Fund® in connection with the Fund's investments in Underlying PIMCO Funds, to the extent the Fund's advisory fee or advisory fee and supervisory and administrative fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. These waivers renew annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

The Acquired Fund Fees and Expenses shown in the Annual Fund Operating Expenses table for the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds may be higher than the Underlying PIMCO Fund Expenses used for purposes of the expense reduction described above due to differences in the methods of calculation.  The Acquired Fund Fees and Expenses, as required to be shown in the Annual Fund Operating Expenses table, are calculated using the total operating expenses for each Underlying PIMCO Fund over the Fund's average net assets. The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described above are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Thus, the Acquired Fund Fees and Expenses listed in the Annual Fund Operating Expenses table will typically be higher than the Underlying PIMCO Fund Expenses used to calculate the expense reduction when the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset or PIMCO RealRetirement® Funds employ leverage as an investment strategy.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds Fund, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Fund's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The PIMCO All Asset and PIMCO All Asset All Authority Funds (and the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds, to the extent they invest in Underlying PIMCO Funds), invest in Institutional Class or Class M shares of the Underlying PIMCO Funds, which are not subject to any sales charges or 12b-1 fees.

The following table summarizes the annual expenses borne by Institutional Class or Class M shareholders of the Underlying PIMCO Funds. Because the PIMCO All Asset and PIMCO All Asset All Authority Funds (and the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds, to the extent they invest in Underlying PIMCO Funds), invest in Institutional Class or Class M shares of the Underlying PIMCO Funds, shareholders of the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds would indirectly bear a proportionate share of these expenses, depending upon how the Funds' assets are allocated from time to time among the Underlying PIMCO Funds.

For a complete description of an Underlying PIMCO Fund, please see the Underlying PIMCO Fund's Institutional Class or Class M prospectus. For a summary description of the Underlying PIMCO Funds, please see the "Description of the Underlying PIMCO Funds" section in this prospectus.

Annual Underlying PIMCO Fund Expenses
(Based on the average daily net assets attributable to an Underlying PIMCO Fund's Institutional Class shares (or Class M shares in the case of the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) for the fiscal year ended March 31, 2011)

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Fund Operating Expenses
PIMCO California Intermediate Municipal Bond Fund	0.445%	0.00%	0.445%
PIMCO California Short Duration Municipal Income Fund	0.33	0.00	0.33
PIMCO CommoditiesPLUS™ Short Strategy Fund	0.79	0.12	0.91(3)
PIMCO CommoditiesPLUS™ Strategy Fund	0.74	0.12	0.86(4)
PIMCO CommodityRealReturn Strategy Fund®	0.74	0.15	0.89(5)
PIMCO Convertible Fund	0.65	0.01	0.66
PIMCO Diversified Income Fund	0.75	0.00	0.75
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	1.25	0.00	1.25
PIMCO Emerging Local Bond Fund	0.90	0.00	0.90
PIMCO Emerging Markets Bond Fund	0.83	0.00	0.83
PIMCO Emerging Markets Corporate Bond Fund	1.25	0.00	1.25
PIMCO Emerging Markets Currency Fund	0.85	0.01	0.86
PIMCO EqS Emerging Markets Fund	1.45	0.15	1.60(6)(7)
PIMCO EqS Pathfinder Fund™	1.05	0.11	1.16(8)
PIMCO Extended Duration Fund	0.50	0.01	0.51
PIMCO Floating Income Fund	0.55	0.00	0.55
PIMCO Foreign Bond Fund (Unhedged)	0.50	0.00	0.50
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.50	0.00	0.50
PIMCO Fundamental Advantage Total Return Strategy Fund	0.89	0.00	0.89
PIMCO Fundamental IndexPLUS® TR Fund	0.79	0.01	0.80
PIMCO Global Advantage Strategy Bond Fund	0.70	0.00	0.70
PIMCO Global Bond Fund (Unhedged)	0.55	0.00	0.55
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.55	0.00	0.55
PIMCO GNMA Fund	0.50	0.01	0.51
PIMCO Government Money Market Fund	0.18	0.00	0.18(9)
PIMCO High Yield Fund	0.55	0.00	0.55
PIMCO High Yield Municipal Bond Fund	0.55	0.00	0.55(10)
PIMCO High Yield Spectrum Fund	0.60	0.00	0.60(11)
PIMCO Income Fund	0.45	0.11	0.56(12)
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.64	0.01	0.65
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.75	0.02	0.77
PIMCO Investment Grade Corporate Bond Fund	0.50	0.00	0.50
PIMCO Long Duration Total Return Fund	0.50	0.01	0.51
PIMCO Long-Term Credit Fund	0.55	0.01	0.56
PIMCO Long-Term U.S. Government Fund	0.475	0.01	0.485
PIMCO Low Duration Fund	0.46	0.00	0.46
PIMCO Low Duration Fund II	0.50	0.00	0.50
PIMCO Low Duration Fund III	0.50	0.00	0.50
PIMCO Moderate Duration Fund	0.46	0.00	0.46
PIMCO Money Market Fund	0.32	0.00	0.32(9)
PIMCO Mortgage-Backed Securities Fund	0.50	0.00	0.50
PIMCO Municipal Bond Fund	0.44	0.00	0.44
PIMCO New York Municipal Bond Fund	0.445	0.00	0.445
PIMCO Real Return Asset Fund	0.55	0.01	0.56
PIMCO Real Return Fund	0.45	0.01	0.46
PIMCO RealEstateRealReturn Strategy Fund	0.74	0.02	0.76
PIMCO Senior Floating Rate Fund	0.80	0.02	0.82(13)
PIMCO Short Duration Municipal Income Fund	0.33	0.00	0.33
PIMCO Short-Term Fund	0.45	0.00	0.45
PIMCO Small Cap StocksPLUS® TR Fund	0.69	0.02	0.71
PIMCO StocksPLUS® Fund	0.50	0.00	0.50
PIMCO StocksPLUS® Long Duration Fund	0.59	0.01	0.60
PIMCO StocksPLUS® Total Return Fund	0.64	0.00	0.64
PIMCO StocksPLUS® TR Short Strategy Fund	0.64	0.00	0.64
PIMCO Tax Managed Real Return Fund	0.45	0.00	0.45
PIMCO Total Return Fund	0.46	0.00	0.46
PIMCO Total Return Fund II	0.50	0.00	0.50
PIMCO Total Return Fund III	0.50	0.00	0.50
PIMCO Total Return Fund IV	0.50	0.01	0.51(13)
PIMCO Treasury Money Market Fund	0.18	0.03	0.21(9)(14)
PIMCO Unconstrained Bond Fund	0.90	0.08	0.98
PIMCO Unconstrained Tax Management Bond Fund	0.70	0.08	0.78
(1)	"Management Fees" reflect an advisory fee and a supervisory and administrative fee payable by an Underlying PIMCO Fund to PIMCO.
(2)

Other Expenses includes expenses such as organizational expenses, interest expenses, taxes, governmental fees, pro rata Trustees' fees and acquired fund fees and expenses attributable to the Institutional Class or Class M shares. For the PIMCO EqS Emerging Markets Fund, PIMCO Senior Floating Rate Fund, PIMCO Total Return Fund IV, and PIMCO Treasury Money Market Fund, Other Expenses are based on estimated amounts for the initial fiscal year of each Fund's Institutional Class shares and include each PIMCO Fund's organizational expenses. The PIMCO Treasury Money Market Fund has not commenced operations as of the date of this prospectus.

(3)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund IV Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(4)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund III Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(5)

PIMCO has contractually agreed to waive the fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fees, respectively, paid by the PIMCO Cayman Commodity Fund I Ltd (the "Subsidary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20% respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(6)

PIMCO has contractually agreed, through October 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Board of Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Institutional shares (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Board of Trustees' fees plus such recoupment, do not exceed the Expense Limit.

(7)

PIMCO has contractually agreed, through October 31, 2012, to reduce its advisory fee by 0.20% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

(8)

PIMCO has contractually agreed, through October 31, 2011, to reduce its advisory fee by 0.16% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

(9)	To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses.
(10)	PIMCO has contractually agreed, through July 31, 2012, to waive a portion of its advisory fee equal to 0.01% of average daily net assets.
(11)	PIMCO has contractually agreed, through September 30, 2012, to waive a portion of its advisory fee equal to 0.05% of average daily net assets.
(12)	PIMCO has contractually agreed, through July 31, 2012, to waive a portion of its advisory fee equal to 0.05% of average daily net assets.
(13)

PIMCO has contractually agreed, through July 31, 2012, to reduce its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Institutional Class shares. This Expense Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced or reimbursed in future periods.

(14)

PIMCO has contractually agreed, through July 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Class M shares (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees' fees plus such recoupment, do not exceed the Expense Limit.

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO All Asset PIMCO All Asset All Authority	Robert D. Arnott	7/02(*) 10/03*	Chairman, Founder, Research Affiliates LLC, since July 2002. Previously, Mr. Arnott was Chairman of First Quadrant, L.P. until April 30, 2004. He joined First Quadrant in April 1988.
PIMCO CommoditiesPLUS™ Short Strategy Fund PIMCO CommoditiesPLUS™ Strategy	Nicholas J. Johnson	8/10 5/10*

Senior Vice President, PIMCO. Mr. Johnson joined PIMCO in 2004 and previously managed the portfolio analyst group. Prior to joining PIMCO, he worked at NASA's Jet Propulsion Laboratory, developing Mars missions and new methods of autonomous navigation.

PIMCO Fundamental Advantage Total Return Strategy
PIMCO Fundamental IndexPLUS® TR
PIMCO International StocksPLUS® TR Strategy (Unhedged)
PIMCO Small Cap StocksPLUS® TR
PIMCO StocksPLUS® PIMCO StocksPLUS® Total Return
PIMCO StocksPLUS® TR Short Strategy

	William H. Gross	2/08* 6/05* 11/06* 3/06* 1/98 6/02* 7/03*	Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. Mr. Gross has been associated with PIMCO since 1971.
PIMCO RealEstateRealReturn Strategy PIMCO CommodityRealReturn Strategy® PIMCO Tax Managed Real Return***	Mihir Worah	12/07 12/07 5/11	Managing Director, PIMCO. Mr. Worah is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team.
PIMCO StocksPLUS® Long Duration	Stephen Rodosky	8/07*	Managing Director, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.

PIMCO Global Multi-Asset(**)
PIMCO RealRetirement® 2010
PIMCO RealRetirement® 2015
PIMCO RealRetirement® 2020
PIMCO RealRetirement® 2025
PIMCO RealRetirement® 2030
PIMCO RealRetirement® 2035
PIMCO RealRetirement® 2040
PIMCO RealRetirement® 2050

	Vineer Bhansali	10/08* 7/08 6/11* 7/08 6/11* 7/08 6/11* 7/08 7/08

Dr. Bhansali is a Managing Director, a Portfolio Manager, the firm-wide head of analytics for portfolio management, and a senior member of PIMCO's portfolio management group. Dr. Bhansali joined PIMCO in 2000, previously having been associated with Credit Suisse First Boston as a vice president in proprietary fixed-income trading.

PIMCO Global Multi-Asset**	Mohamed El-Erian	10/08*

CEO and Co-CIO, PIMCO. He re-joined PIMCO in December 2007 after serving for 2 years as President and CEO of Harvard Management Company (HMC), the entity that manages Harvard University's endowment and related accounts. Dr. El-Erian also served as a member of the faculty of Harvard Business School and as deputy treasurer of Harvard University. Dr. El-Erian initially joined PIMCO in 1999 and was a Managing Director and a senior member of PIMCO's portfolio management and investment strategy group.

PIMCO Global Multi-Asset**	Curtis Mewbourne	10/08*	Managing Director, PIMCO. He is a Portfolio Manager and senior member of PIMCO's portfolio management and strategy group, specializing in credit portfolios. He joined PIMCO in 1999.
PIMCO Real Income 2019 PIMCO Real Income 2029	Rahul M. Seksaria	5/11 5/11

Senior Vice President, PIMCO. Mr. Seksaria currently focuses on Treasury bonds, agencies and interest rate derivatives. He serves as the specialist for agency and government guaranteed securities. Mr. Seksaria previously worked on the short-term desk. Prior to joining PIMCO in 2002, he held trading and structuring positions in energy and other commodities at Enron Corp.

PIMCO Tax Managed Real Return(***)	Joe Deane	7/11

Executive Vice President, PIMCO. He joined PIMCO in 2011 and is the head of the municipal bond portfolio management team. Prior to joining PIMCO, he served as Managing Director, Co-Head of the Tax-Exempt Department for Western Asset Management Company. Previously he was Managing Director, Head of Tax-Exempt Investments for Smith Barney/Citigroup Asset Management from 1993 to 2005.

(*)	Inception of the Fund.
(**)	Dr. El-Erian has overall responsibility for managing the PIMCO Global Multi-Asset Fund. Mr. Mewbourne is responsible for tactical allocations and Dr. Bhansali is responsible for risk management.
(***)	Mr. Deane is responsible for the Fund's investments in Municipal Bonds and Mr. Worah is responsible for the Fund's investments in inflation-indexed bonds.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

Distributor

The Trust's Distributor is PIMCO Investments LLC ("Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all account requests should be mailed to the Trust's transfer agent and should not be mailed directly to the Distributor.

Classes of Shares--Class A, B, C and Class R Shares

The Trust offers investors Class A, Class B, Class C and Class R shares in this prospectus. Subject to the qualifications described below under "Sale of Class B shares," effective November 1, 2009, Class B shares of the Funds are no longer available for purchase. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust's multi-class arrangements is included in the Statement of Additional Information and can be obtained free of charge from the Distributor.

Class A Shares

  You pay an initial sales charge when you buy Class A shares of any Fund. The maximum initial sales charge is 5.50% for the PIMCO All Asset All Authority, PIMCO Commodities PLUS™ Short Strategy, PIMCO CommoditiesPLUS™ Strategy, PIMCO CommodityRealReturn Strategy®, PIMCO Global Multi-Asset, PIMCO RealEstateRealReturn Strategy, PIMCO RealRetirement® 2010, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2040 and PIMCO RealRetirement® 2050 Funds; and 3.75% for all other Funds. The sales charge is deducted from your investment so that not all of your purchase payment is invested.
  You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Statement of Additional Information for details.
  Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.
  You normally pay no contingent deferred sales charge ("CDSC") when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Statement of Additional Information for details.

Class B Shares

  You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.
  You normally pay a CDSC of up to 3.5% if you redeem Class B shares of the PIMCO All Asset and PIMCO StocksPLUS® Total Return Funds during the first five years after your initial purchase. You normally pay a CDSC of up to 5% if you redeem Class B shares of all other Funds during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem Class B shares of the PIMCO All Asset and PIMCO StocksPLUS® Total Return Funds during the sixth year or thereafter. You pay no CDSC if you redeem Class B shares of all other Funds during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.
  Class B shares of the PIMCO All Asset and PIMCO StocksPLUS® Total Return Funds are subject to higher 12b-1 fees than Class A shares for the first five years they are held (seven years for Class B shares purchased prior to January 1, 2002 and eight years for Class B shares purchased from January 1, 2002 through September 30, 2004).
  Class B shares of all other Funds are subject to higher 12b-1 fees than Class A shares for the first seven years they are held (eight years for Class B shares purchased from January 1, 2002 through September 30, 2004). During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.
  Class B shares of the PIMCO All Asset and PIMCO StocksPLUS® Total Return Funds convert to Class A shares after they have been held for five years (seven years for Class B shares purchased prior to January 1, 2002 and eight years for Class B shares purchased from January 1, 2002 through September 30, 2004).
  Class B shares of the PIMCO Commodity RealReturn Strategy Fund® automatically convert to Class A shares after they have been held for eight years. Class B shares of all other Funds automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after January 1, 2002). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Class C Shares

  You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.
  You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.
  Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.
  Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after either five, seven or eight years (as more fully described above), Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the Class C shares are held for periods longer than those prescribed above after which time Class B shares convert into Class A shares (five, seven or eight years, as applicable).

Some or all of the payments described below are paid or "reallowed" to financial intermediaries. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges—Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value ("NAV") of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper "breakpoint" discount.

PIMCO All Asset, PIMCO Fundamental Advantage Total Return Strategy, PIMCO Fundamental IndexPLUS® TR, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO Real Income™ 2019, PIMCO Real Income™ 2029, PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return, PIMCO StocksPLUS® TR Short Strategy and PIMCO Tax Managed Real Return Funds—Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	3.90%	3.75%
$100,000–$249,999	3.36%	3.25%
$250,000–$499,999	2.30%	2.25%
$500,000–$999,999	1.78%	1.75%
$1,000,000 +	0.00%*	0.00%*

PIMCO All Asset All Authority, PIMCO CommoditiesPLUS™ Short Strategy, PIMCO CommoditiesPLUS™ Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Multi-Asset, PIMCO RealEstateRealReturn Strategy, and PIMCO RealRetirement® Funds—Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%(*)	0.00%(*)
(*)

As shown, investors that purchase $1,000,000 or more of any Fund's Class A shares will not pay any initial sales charge on the purchase. However, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See "CDSCs on Class A Shares" below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust or, PIMCO Equity Series that offer Class A shares (other than the Money Market Fund) (together, "Eligible Funds"), are summarized below and are described in greater detail in the Statement of Additional Information.

Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the "Combined Purchase Privilege") by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A shares (the "Right of Accumulation" or "Cumulative Quality Discount") by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B and Class C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor.

The term "Qualifying Investor" refers to:

(i) an individual, such individual's spouse, such individual's children under the age of 21 years, or such individual's siblings (each a "family member") (including family trust* accounts established by such a family member); or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

(iii) an employee benefit plan of a single employer.

*For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a "family trust" is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of Class A shares of any Eligible Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13 month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Statement of Additional Information.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of PIMCO and the Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; and participants investing in certain "wrap accounts." In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges.

Required Shareholder Information and Records. In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor's eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

  all of the investor's accounts held directly with the Trust or through a financial intermediary;
  any account of the investor at another financial intermediary; and
  accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Statement of Additional Information provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the Statement of Additional Information free of charge from the Funds by written request, by visiting www.pimco.com/investments, or by calling 1-800-426-0107.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

PIMCO All Asset and PIMCO StocksPLUS® Total Return Funds—Class B Shares Purchased On or After October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	3.50%
Second	2.75%
Third	2.00%
Fourth	1.25%
Fifth	0.50%
Sixth and thereafter	0%(*)
(*)	After the fifth year, Class B shares convert into Class A shares.

PIMCO All Asset, PIMCO CommodityRealReturn Strategy and PIMCO StocksPLUS® Total Return Funds—Class B Shares Purchased Prior to
October 1, 2004*

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	0%**

* This schedule applies to all Class B shares of the PIMCO CommodityRealReturn Strategy Fund®, regardless of the date of purchase.
** After the eighth year Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002 convert into Class A shares after seven years.

PIMCO RealEstateRealReturn Strategy and PIMCO StocksPLUS® Funds—Class B Shares Purchased at Any Time

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	0%(*)
(*)

After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

  Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.
  For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.
  CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.
  In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

  Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details.

Sales of Class B Shares

Effective November 1, 2009 (the "Closing Date"), Class B shares of the Funds are no longer available for purchase, except through exchanges and dividend reinvestments as discussed below. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule, as outlined above in "Class B Shares." Dividends and capital gain distributions paid on outstanding Class B shares may continue to be reinvested in Class B shares in accordance with the Funds' current policies. In addition, Class B shareholders may continue to exchange their shares for Class B shares of other Funds, or for series of Allianz Funds and Allianz Funds Multi-Strategy Trust that have Class B shares outstanding in accordance with the Funds' current policies. Effective on and after the Closing Date, Class B shareholders who have direct accounts with the Funds that involve recurring investments in Class B shares, including through automated investment plans such as the Allianz Funds and PIMCO Funds Auto-Invest program, will have such recurring investments automatically redirected into Class A shares of the same
Fund at net asset value, without any sales charges (loads). All other features of Class B shares, including Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. The Trust and the Distributor each reserves the right at any time to modify or eliminate these policies and restrictions, including on a case-by-case basis. Please call the Distributor at 1-800-426-0107, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

Class R Shares—Specified Benefit Plans

Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan's financial service firm has an agreement with the Distributor or PIMCO to utilize Class R shares in certain investment products or programs (collectively, "specified benefit plans"). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan's financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs (except through omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual
403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed informa-
tion on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary ("financial service firm") authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See "How to Buy and Sell Shares—Buying Shares—Class R Shares" below. Additional shares may be purchased through a benefit plan's administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Distributor (normally not to exceed an annual rate of 0.50% of a Fund's average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). PIMCO's affiliates may pay a financial service firm or specified benefit plan an additional amount not to exceed 0.25% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This prospectus should be read in connection with the specified benefit plan's and/or the financial service firm's materials regarding its fees and services.

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

There is a separate 12b-1 Plan for each class of shares offered in this prospectus. Class A shares pay only servicing fees. Class B, Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
All Funds offering Class A	0.25%	0.00%
Class B
All Funds offering Class B	0.25%	0.75%
Class C
PIMCO StocksPLUS® Fund, PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund and PIMCO Tax Managed Real Return Fund	0.25%	0.50%
All other Funds offering Class C	0.25%	0.75%
Class R
All Funds offering Class R	0.25%	0.25%

Because distribution fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class B, Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class B, Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for five, seven or eight years (as applicable) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the broker, dealer or financial adviser (collectively, "financial firms") through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission, depending on the Fund involved, of up to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, PIMCO and their affiliates (for purposes of this subsection only, collectively, the "Distributor") may from time to time make payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the Funds on the financial firms' preferred or recommended fund list, granting the Distributor access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Funds and the quality of the financial firm's relationship with the Distributor.

The payments described above are made at the Distributor's expense. These payments may be made to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year's fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in series of Allianz Funds and Allianz Funds Multi-Strategy Trust and 0.03% of the assets invested in series of the Trust and PIMCO Equity Series. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. In some cases, in addition to the payments described above, the Dis-tributor will make payments for special events such as a con-ference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund's portfolio, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates, and may execute brokerage transactions on behalf of the Funds with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund's portfolio, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

How Fund Shares Are Priced

The NAV of a Fund's shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAVs are calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies, a Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign securities that do not trade when the NYSE is open are also valued at fair value. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds' use of fair valuation may also help to deter "stale price arbitrage" as discussed below under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of a Fund's shares may be different than the per share NAV of another class of shares as a result of the daily expense accruals applicable to each class of shares. Generally, when the Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the Statement of Additional Information, which can be obtained free of charge by written request to the Funds at P.O. Box 55060, Boston, MA 02205-5060, visiting www.pimco.com/investments, or by calling 1-800-426-0107. The Statement of Additional Information provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

  Automated telephone and wire transfer procedures
  Automatic purchase, exchange and withdrawal programs
  Programs that establish a link from your Fund account to your bank account
  Special arrangements for tax-qualified retirement plans
  Investment programs which allow you to reduce or eliminate the initial sales charges
  Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

If you do not list a financial advisor and his/her brokerage firm on the account application, the Distributor is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares.

Calculation of Share Price and Redemption Payments

When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC. NAVs are determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor or Transfer Agent. There are certain exceptions where an order is received by a broker or dealer prior to the NYSE Close and then transmitted to the Distributor or Transfer Agent after the NAV has been calculated for that day (in which case the order may be processed according to that day's NAV). Please see the Statement of Additional Information for details.

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If your purchase or redemption order is received by the Distributor or the Transfer Agent on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (according to the succeeding day's NAV).

Buying Shares—Classes A and C Shares

You can buy Class A or Class C shares of the Funds in the following ways:

  Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.
  Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate  for you. To make direct investments, you must open an account with the Funds and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust. If you do not list a financial advisor and his/her brokerage firm on the account application, the Distributor is designated as the broker or record, but solely for purposes of acting as your agent to purchase shares.

If you wish to invest directly by mail, please send a check payable to PIMCO Family of Funds, along with a completed application form to the Trust by regular mail PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Family of Funds and should clearly indicate your account number. Please call the Funds at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Funds reserve the right to require payment by wire or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, traveler's checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain the Statement of Additional Information free of charge from the Funds by written request to address above or by calling 1-800-426-0107.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. In the interest of economy and convenience, certificates for shares will not be issued.

Buying Shares—Class R Shares

Class R shares of each Fund are continuously offered to specified benefit plans. See "Class R shares—Specified Benefit Plans" above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

If you wish to invest directly by mail, please send a check payable to PIMCO Family of Funds, along with a completed application form to the Trust by regular mail (PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060) or overnight mail (PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809).

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Family of Funds and should clearly indicate your account number. Please call the Funds at 1-800-426-0107 if you have any questions regarding purchases by mail.

Class R shares of the Funds will be held in a plan participant's account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant's agent. In most cases, the Trust's Transfer Agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The Distributor, in its sole discretion, may accept or reject any order for purchase of any Fund shares. In the interest of economy and convenience, certificates for shares will not be issued.

Investment Minimums

The following investment minimums apply for purchases of Class A and Class C shares.

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the initial minimum investment or subsequent investment for certain categories of investors at their discretion.

There is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since the Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund's non-U.S. portfolio securities and the determination of the Fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust's Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund's portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a mutual fund's portfolio holdings, and the time when that change is reflected in the NAV of the fund's shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of a Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of trans-
actions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Equity Series and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

You may exchange your Class A, Class B, Class C or Class R shares of any Fund for the same Class of shares of any other fund of the Trust or a fund of PIMCO Equity Series, subject to any restriction on exchanges set forth in the applicable fund's prospectus.

Exchanges of Class A, B and C shares are subject to a $1,000 minimum for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds and Auto-Exchange plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges with respect to exchanges of Class R shares. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See
"Tax Consequences" in this prospectus and "Taxation" in the Statement of Additional Information. If you maintain your account with the Funds, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060.
You can get an exchange form by calling the Funds at
1-800-426-0107.

Shares of one class of the Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge, as described in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B, C and R shares.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the Statement of Additional Information free of charge from the Funds by written request to the address above, by visiting http://pimco.com/investments or by calling 1-800-426-0107.

Selling Shares—Class A, B and C Shares

You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

  Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

  Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust's Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 55060, Boston, MA 02205-5060:

  a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

  for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee" below;

  any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

  any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker "street name" accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Validation" below. The Distributor may, however, waive the signature validation requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

  Telephone requests to the Transfer Agent
  Expedited wire transfers
  Automatic Withdrawal Plan
  PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Selling Shares—Class R Shares

Class R shares may be redeemed through the investor's plan administrator on any day the NYSE is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although specified benefit plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust's Transfer Agent and may charge for their services. Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Transfer Agent or Distributor in good order.

Other Redemption Information

Redemptions of all Classes of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures, as more fully described below. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may
take up to 15 days. To avoid such withholding, investors
should purchase shares by certified or bank check or by
wire transfer.

Redemptions In Kind

The Trust will redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Guarantee" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp will be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. Signature validations from financial institutions which are not participating in one of these programs will not be accepted.

Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact PIMCO Funds for additional details regarding the Funds' signature validation requirements.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application Form to effect transactions for the organization.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address; and

  Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-866-746-2602. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The following table shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared and Paid Quarterly	Declared Daily and Paid Monthly
All Funds (other than PIMCO Real Income™ 2019, PIMCO Real Income™ 2029 and PIMCO Tax Managed Real Return Funds)	•
PIMCO Real Income™ 2019, PIMCO Real Income™ 2029 and PIMCO Tax Managed Real Return Funds		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

With respect to the Funds whose policy it is to declare dividends daily, if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

You can choose from the following distribution options:

  Reinvest all distributions in additional shares of the same class of the same Fund at NAV. You should contact your financial intermediary (if shares are held through a financial intermediary) or the Fund's Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.
  Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series, which offers that class at NAV. You must have an account existing in the Fund selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
  Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary) consistent with the investment objective of the Fund. If the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
  A Note on the PIMCO Real Income™ 2019 and Real Income™ 2029 Funds.

Each Fund's distribution strategy is designed to provide a monthly distribution adjusted for inflation until the Fund's final maturity date. Each Fund's monthly distribution will primarily consist of its net investment income and will likely include principal from the inflation-indexed bonds that have recently matured or proceeds from the sale of securities. A portion of a monthly distribution will likely consist of a return of capital to shareholders. This means that over the life of the Fund you will likely receive a portion of your investment back as part of each monthly distribution. This also means that, the closer a new or subsequent investment is to the maturity date of the Fund, the greater the monthly distribution rate will be for that investment. This is because you will receive a greater portion of that investment back in a monthly distribution due to the shorter time horizon. Each monthly distribution amount will reduce the Fund's NAV by the distribution amount so that each Fund's NAV will start at $10 at the beginning of the trade day on the inception date of the Fund and end at $0 on the final maturity date of the Fund. Other factors may also affect the NAV during the term of the Fund such as changes in the prices of the securities in the Fund or shareholder purchase and redemption activity. The initial monthly distribution rate will be calculated at the Fund's inception based on the portfolio manager's estimate of the monthly distribution amount that will best allow for the Fund's assets to be fully distributed at the final maturity date of the Fund.

The formula below is used to calculate the monthly distribution amount per Fund share as adjusted for inflation according to changes in the CPI. The amount actually distributed by the Fund may vary as described in the first footnote to the formula.

  Inflation-Adjusted Monthly Distribution

  Example of Monthly Distributions

The following is a hypothetical example of how an investor's monthly distributions over a three-month period would be calculated, including the adjustment for inflation. The example uses historical measures of inflation (as measured by the actual figures for the CPI), but is provided only as a hypothetical illustration of how an investor's distributions would vary over periods of inflation and deflation. It does not reflect any actual distributions. The example assumes that:

  The shareholder held 100,000 shares in a Fund during the three-month period.
  April 2009 CPI = 213.240
  May 2009 CPI = 213.856
  June 2009 CPI = 215.693
  July 2009 CPI = 215.351

1. Calculate July distribution per share.

2. Calculate July total distribution amount for the shareholder.

3. Calculate August distribution per share.

4. Calculate August total distribution amount for the shareholder.

5. Calculate September distribution per share.

6. Calculate September total distribution amount for the shareholder.

During periods of rising inflation the amount of the monthly distribution is expected to increase and during periods of deflation the amount of the monthly distribution is expected to decrease. The monthly distribution amount may be adjusted during the term of a Fund to better enable the Fund to provide regular monthly distributions through the final maturity date. The Funds' distribution policies may be modified by the Board at any time and a Fund may not be successful in achieving its distribution strategy. These distributions are not guaranteed.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently and will be included in the monthly distribution. The Funds are expected to be managed to minimize capital gains. However, if a Fund incurs capital gains, the regular monthly distribution may be reduced by the amount of the capital gain distribution so that the total amount distributed, including both the capital gain distribution and the monthly distribution, do not exceed the intended monthly distribution. If the total capital gain distribution in a month is higher than the intended regular monthly distribution, future monthly distributions may be reduced.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in each Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive unless the distribution is derived from tax-exempt income and is designated as an "exempt-interest dividend."

  Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on taxable Fund distributions of taxable income or capital gains whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to you as ordinary income. Under current law (scheduled to expire after 2012), a portion of distributions may be qualified dividends taxable to you at a lower rate. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Taxable Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

  Taxes when you sell (redeem) or exchange your shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

  Returns of capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

  A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Short Strategy Fund, PIMCO CommoditiesPLUS™ Strategy Fund and PIMCO Global Multi-Asset Fund. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that each Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, each Fund's ability to utilize commodity linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued private letter rulings which the IRS specifically concluded that income derived from an investment in a subsidiary will also constitute qualifying income to the Fund, even if that subsidiary itself owns commodity-linked swaps. Based on the reasoning in such rulings, the Funds will continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in their respective Subsidiary.

  A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Real Income™ 2019 Fund and PIMCO Real Income™ 2029 Fund. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund's gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

  A Note on Funds of Funds. The PIMCO All Asset and PIMCO All Asset All Authority Funds' use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.
  A Note on the PIMCO Tax Managed Real Return Fund. Dividends paid to shareholders of the Fund are expected to be designated by the Fund as "exempt interest dividends" to the extent that such dividends are derived from Municipal Bond interest and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for "exempt-interest dividends" from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes. The Fund will invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax and will be subject to state tax in most states. The payment of a portion of the Fund's dividends as dividends exempt from federal income tax will not provide additional tax benefits to investors in tax-sheltered retirement plans or individuals not subject to federal income tax.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund's gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

  Backup Withholding. Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Any foreign shareholders would (with certain exceptions) generally be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds and of certain Acquired Funds described under "Fund Summaries" and "Summary of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Acquired Funds from time to time. Generally, the characteristics and risks of securities and investment techniques that may be used by the Acquired Funds from time to time are similar to those described below. However, the risks associated with an Acquired Fund's investments are described more fully in each Acquired Fund's prospectus. Accordingly, please see an Acquired Fund's prospectus for a more complete description of the Acquired Fund and the risks associated with its investments.

Most of these securities and investment techniques described herein are discretionary, which means that PIMCO, or in the case of a fund that is not managed by PIMCO, such fund's investment adviser and sub-adviser, as applicable, can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds or Acquired Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. The investments made by the Funds at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those Funds. Accordingly, the performance of the Funds can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Because the PIMCO CommoditiesPLUS™ Short Strategy Fund, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, and PIMCO Global Multi-Asset Fund may each invest a portion of its assets in its respective Subsidiary, each of which may hold some of the investments described in this prospectus, these Funds may be indirectly exposed to the risks associated with those investments. With respect to its investments, each Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Funds; however, each Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The CommoditiesPLUS™ Short Strategy Fund, the CommoditiesPLUS™ Strategy Fund, the CommodityRealReturn Strategy Fund® and the PIMCO Global Multi-Asset Fund and their respective Subsidiaries may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to their investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Fund.

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in shares of the Underlying PIMCO Funds, and as such (unless otherwise indicated) do not invest directly in the securities described below. The Underlying PIMCO Funds, however, may invest in such securities. Because the value of an investment in the PIMCO All Asset and PIMCO All Asset All Authority Funds is directly related to the investment performance of the Underlying PIMCO Funds in which they invest, the risks of investing in the PIMCO All Asset and PIMCO All Asset All Authority Funds are closely related to the risks associated with the Underlying PIMCO Funds and their investments in the securities described below. Please see "Descriptions of the Underlying PIMCO Funds." Similarly, as the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds may invest in shares of the Acquired Funds, the risks of investing in the PIMCO Global Multi-Asset Fund may be closely related to the risks associated with the Acquired Funds and their investments. However, as the PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds may also invest their assets directly in Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements, other affiliated or unaffiliated funds, and other investments, the PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds may be directly exposed to certain risks described below.

Investment Selection

Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund's investments and capital appreciation, if any, arising from increases in the market value of a Fund's holdings. Capital appreciation of Fixed Income Instruments generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting investments for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other investment selection techniques. The proportion of a Fund's assets committed to investments with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

  securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
  corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
  mortgage-backed and other asset-backed securities;
  inflation-indexed bonds issued both by governments and corporations;
  structured notes, including hybrid or "indexed" securities and event-linked bonds;
  bank capital and trust preferred securities;
  loan participations and assignments;
  delayed funding loans and revolving credit facilities;
  bank certificates of deposit, fixed time deposits and bankers' acceptances;
  repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
  debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
  obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
  obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds (other than PIMCO All Asset and PIMCO All Asset All Authority Funds), to the extent permitted under the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities).

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Funds' shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Funds may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Funds (except the PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund and PIMCO Tax Managed Real Return Fund) may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying municipal bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. Each Fund (except the PIMCO Real Income™ 2019 Fund and PIMCO Real Income™ 2029 Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

Each Fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participa-tions and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). Each Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund, and PIMCO Tax Managed Real Return Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, each Fund (except the PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund and PIMCO Tax Managed Real Return Fund) may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund (except the PIMCO Real Income™ 2019 Fund and PIMCO Real Income™ 2029 Fund) may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreci-
ation and depreciation potential of all corporate securities.

Each Fund (expect the PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund and PIMCO Tax Managed Real Return Fund) may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instru-
ments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While the PIMCO Fundamental IndexPLUS® TR, PIMCO Fundamental Advantage Total Return Strategy, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Total Return and PIMCO StocksPLUS® TR Short Strategy Funds will generally invest in equity derivatives, such Funds may invest without limitation directly in equity securities, including common stocks, preferred stocks, and convertible securities. In addition, the PIMCO RealEstateRealReturn Strategy Fund may invest in REITs and equity securities of issuers in real estate related industries. When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund's respective benchmark index, if any. Generally, the Funds may consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

The PIMCO CommoditiesPLUS™ Short Strategy Fund, PIMCO CommoditiesPLUS™ Strategy Fund and PIMCO CommodityRealReturn Strategy Fund® may invest in equity securities of issuers in commodity related industries. When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund's respective benchmark index, if any. Generally, the Funds may consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bank-
ruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

Each Fund (except the PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund and PIMCO Tax Managed Real Return Fund) may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrument-ality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. count-ries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Each Fund (except the PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund and PIMCO Tax Managed Real Return Fund) also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

  Emerging Market Securities. Each Fund (except the CommoditiesPLUS™ Short Strategy Fund, PIMCO PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund and PIMCO Tax Managed Real Return Fund) may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. The PIMCO CommoditiesPLUS™ Strategy Fund may invest up to 5% of its total assets in securities and instruments that are economically tied to emerging market countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Funds emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund (except the PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund and PIMCO Tax Managed Real Return Fund) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

The Funds (except the PIMCO Real Income™ 2019 Fund and PIMCO Real Income™ 2029 Fund) may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies, and will be subject to currency risk. The PIMCO Tax Managed Real Return Fund may invest up to 5% of total assets directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies, and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

  Foreign Currency Transactions. The Funds (except the PIMCO Real Income™ 2019 Fund and PIMCO Real Income™ 2029 Fund) may invest in securities denominated in foreign (non-U.S.) currencies, engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. The PIMCO Tax Managed Real Return Fund may invest up to 5% of total assets in securities denominated in foreign currencies, engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

Each Fund (including the PIMCO All Asset and PIMCO All Asset All Authority Funds) may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for
a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. The derivative instruments in which the PIMCO Real Income™ 2019 Fund and PIMCO Real Income™ 2029 Fund may invest are futures contracts on U.S. Treasury Securities. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). Each Fund may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

CPI Swap. A CPI swap is a fixed maturity, over-the-counter derivative in which the investor receives the "realized" rate of inflation as measured by the Consumer Price Index for All Urban Consumers ("CPI") over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index;
(v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

  A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO Global Multi-Asset Fund. In light of certain revenue rulings and private letter rulings issued by the IRS, as discussed above under "Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO Global Multi-Asset Fund," the Funds will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in their respective Subsidiary (as discussed below). The Funds may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Funds economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Funds might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Funds may also invest in other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

As described below under "Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary," each Fund may gain exposure to commodity markets by investing in its respective Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The IRS issued a revenue ruling that limits the extent to which the Funds may invest directly in commodity linked swaps or certain other commodity-linked derivatives. Each Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See "Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO Global Multi-Asset Fund" above for further information.

Investments in Wholly-Owned Subsidiary

Investments in its respective Subsidiary are expected to provide the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO Global Multi-Asset Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Code and recent IRS revenue rulings, as discussed above under "Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund and PIMCO Global Multi-Asset Fund."

It is expected that each Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and/or other Fixed Income Instruments. Although the Funds may enter into these commodity-linked derivative instruments directly, each Fund will likely gain exposure to these derivative instruments indirectly by investing in its respective Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, each Fund's investment in its Subsidiary will likely increase. Each Subsidiary will also invest in inflation-indexed securities and/or other Fixed Income Instruments, which are intended to serve as margin or collateral for the Subsidiary's derivatives position, common and preferred stocks as well as convertible securities of issuers in commodity-related industries, collateralized debt obligations, event-linked bonds and event-linked swaps. To the extent that the Fund invests in its Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus.

While each Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or each Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Funds.

Exchange-Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund (except the PIMCO Real Income™ 2019 Fund and the PIMCO Real Income™ 2029 Fund) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued; delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

Investment in Other Investment Companies

The PIMCO All Asset and PIMCO All Asset All Authority Funds may invest in any funds of the Trust except each other, the PIMCO Global Multi-Asset and the PIMCO RealRetirement® Funds.

The PIMCO Global Multi-Asset Fund may invest in any funds of the Trust, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and the PIMCO RealRetirement® Funds, as well as in other affiliated or unaffiliated funds. The PIMCO Global Multi-Asset Fund may also invest directly in Fixed Income Instruments.

The PIMCO RealRetirement® Funds may invest in any funds of the Trust, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and other PIMCO RealRetirement® Funds, as well as in other affiliated or unaffiliated funds. The PIMCO RealRetirement® Funds may also invest directly in Fixed Income Instruments.

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in other investment companies. Each of the PIMCO All Asset and PIMCO All Asset All Authority Fund's investments in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The PIMCO Global Multi-Asset Fund, PIMCO RealRetirement® 2010 Fund, PIMCO RealRetirement® 2020 Fund, PIMCO RealRetirement® 2030 Fund, PIMCO RealRetirement® 2040 Fund and PIMCO RealRetirement® 2050 Fund may invest in Underlying PIMCO Funds, and to the extent permitted by the 1940 Act or exemptive relief therefrom, other affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, such as open-end or closed-end management investment companies, exchange-traded funds and exchange traded vehicles. Each of the PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund and PIMCO RealRetirement® 2035 Fund may invest up to 10% of its total assets in unaffiliated investment companies and each Fund may invest up to 5% of its total assets per unaffiliated investment company.

Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The limitation described in the foregoing sentence shall not apply to the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommoditiesPLUS™ Short Strategy Fund or PIMCO Global Multi-Asset Fund's investment in their respective Subsidiaries. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio ("PAPS Short-Term Floating NAV Portfolio"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Small-Cap and Mid-Cap Companies

Certain Funds may invest in small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund's investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. Each Fund making a short sale (other than a "short sale against the box") must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Funds may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Fund's portfolio) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. In addition to indirectly bearing the expenses associated with portfolio turnover of the Acquired Funds, the PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds will directly bear these expenses to the extent that they invest in other securities and instruments.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of each of the PIMCO All Asset All Authority, PIMCO CommoditiesPLUS™ Short Strategy Fund, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO Fundamental Index PLUS® TR, PIMCO Fundamental Advantage Total Return Strategy, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO RealEstateRealReturn Strategy, PIMCO Real Income™ 2019, PIMCO Real Income™ 2029, PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® TR Short Strategy and PIMCO Tax Managed Real Return Fund Funds is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Descriptions of the Underlying PIMCO Funds

Because the PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in some or all Underlying PIMCO Funds and the PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds may invest their assets in some or all of the Underlying PIMCO Funds as discussed above, and not all of the Underlying PIMCO Funds are offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying PIMCO Funds. At the discretion of PIMCO and without shareholder approval, the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, and PIMCO RealRetirement® Funds may invest in additional PIMCO Funds created in the future. For a complete description of an Underlying PIMCO Fund, please see that Fund's Institutional Class or Class M prospectus, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short Duration	PIMCO Money Market	Money market instruments	less than equal 60 days dollar-weighted average maturity	Min 97% of total assets Prime 1; less than equal 3% of total assets Prime 2	0%
	PIMCO Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	less than equal 1 year	Caa to Aaa; max 10% of total assets below B	No Limitation
	PIMCO Short-Term	Money market instruments and short maturity fixed income instruments	less than equal 1 year	B to Aaa; max 10% of total assets below Baa	0-10% of total assets
	PIMCO Low Duration	Short maturity fixed income instruments	1-3 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1-3 years	A to Aaa	0%
	PIMCO Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1-3 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
Intermediate Duration	PIMCO Moderate Duration	Short and intermediate maturity fixed income securities	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1-7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	PIMCO High Yield	Higher yielding fixed income securities	+/-2 years of its benchmark	Min 80% of assets below Baa; max 20% of total assets Caa or below	0-20% of total assets
	PIMCO High Yield Spectrum	High yielding fixed income securities	+/-1 year of its benchmark	No Limitation	No Limitation
	PIMCO Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1-7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	PIMCO Senior Floating Rate	Portfolio of senior secured loans, senior corporate debt and other senior Fixed Income Instruments	+/-1 year of its benchmark	Max 5% of total assets below Caa	0-20% of total asset
	PIMCO Total Return	Intermediate maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Total Return II	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/-2 years of its benchmark	Baa to Aaa	0%
	PIMCO Total Return III	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Total Return IV	Diversified portfolio of Fixed Income Instruments of varying maturities	+/-1.5 years of its benchmark	Baa to Aaa	0-15% of total assets
	PIMCO Investment Grade Corporate Bond	Corporate fixed income securities	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
Long Duration	PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Extended Duration	Long-term maturity fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	greater than equal 8 years	A to Aaa	0%
	PIMCO Long-Term Credit	Long-term maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0-30% of total assets
Income	PIMCO Income	Broad range of fixed income instruments	2-8 years	Caa to Aaa; max 50% of total assets below Baa	No Limitation
Real Return Strategy	PIMCO Real Return	Inflation-indexed fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Real Return Asset	Inflation-indexed fixed income securities	+/-4 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0-30% of total assets
	PIMCO CommodityRealReturn Strategy®	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	less than equal 10 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO RealEstateRealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	less than equal 10 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Tax Managed Real Return	Investment grade municipal bonds (including pre-refunded municipal bonds) and inflation-indexed securities	less than equal 8 years for the fixed income portion of the Fund	Baa to Aaa	less than equal 5% of total assets
Tax Exempt	PIMCO California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	less than equal 3 years	Caa to Aaa; max 10% of total assets below Baa	0%
	PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	less than equal 3 years	Baa to Aaa	0%
	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3-7 years	B to Aaa; max 10% of total assets below Baa	0%
	PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3-10 years	Ba to Aaa; max 10% of total assets below Baa	0%
	PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3-12 years	B to Aaa; max 10% of total assets below Baa	0%
	PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4-11 years	No Limitation	0%
International	PIMCO Emerging Markets Bond	Emerging market fixed income instruments	less than equal 8 years	Max 15% of total assets below B	greater than equal 80%(3) of assets
	PIMCO Emerging Markets Currency	Currencies or fixed income instruments denominated in currencies of non-U.S. countries	less than equal 8 years	Max 15% of total assets below B	greater than equal 80%(3) of assets
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	greater than equal 80%(3) of assets
	PIMCO Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	greater than equal 80%(3) of assets
	PIMCO Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	less than equal 8 years	Max 15% of total assets below B	No Limitation
	PIMCO Global Bond (U.S. Dollar- Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-20% of total assets
	PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	No Limitation
	PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3-8 years	Max 10% below B	No Limitation
	PIMCO Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/-2 years of its benchmark	Max 15% of total assets below B	greater than equal 80%(3) of assets
	PIMCO Emerging Markets Corporate Bond	Diversified portfolio of fixed income instruments economically tied to emerging market countries	less than equal 10 years	Max 20% of total assets below Ba	No Limitation
	PIMCO EqS Emerging Markets	Diversified portfolio of investments economically tied to emerging market countries	N/A	N/A	No Limitation
Convertible	PIMCO Convertible	Convertible securities	N/A	Max 20% of total assets below B	0-30% of total assets
Absolute Return	PIMCO Unconstrained Bond	Broad range of fixed income instruments	(-3) to 8 years	Max 40% of total assets below Baa	No Limitation
	PIMCO Unconstrained Tax Managed Bond	Broad range of fixed income instruments	(-3) to 10 years	Max 40% of total assets below Baa	0-50% of total assets
Domestic Equity-Related	PIMCO Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI® 1000 Index hedged by short exposure to the S&P 500 Index, backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	No Limitiation
	PIMCO Fundamental IndexPLUS® TR	Enhanced RAFI® 1000 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Small Cap StocksPLUS® TR	Russell 2000® Index derivatives backed by a diversified portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO StocksPLUS® Long Duration	S&P 500 Index derivatives backed by a portfolio of actively managed long-term fixed income instruments	+/-2 years of Barclays Capital Long- Term Government/Credit Index(4)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO StocksPLUS® Total Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO StocksPLUS®	S&P 500 Index derivatives backed by a portfolio of short- term fixed income instruments	less than equal 1 year	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO StocksPLUS® TR Short Strategy	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
International Equity-Related	PIMCO EM Fundamental IndexPLUS® TR Strategy	Enhanced RAFI® Emerging Markets Fundamental Index® derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	No Limitiation
	PIMCO International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30%(5) of total assets
	PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments.	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30%(5) of total assets
	PIMCO EqS Pathfinder™	Equity securities of issuers that PIMCO believes are undervalued	N/A	N/A	No Limitiation
U.S. Government Securities	PIMCO Government Money Market	U.S. government securities	less than equal 60 days dollar-weighted average maturity	Min 97% of total assets Prime 1; less than equal 3% of total assets Prime 2	0%
Treasury	PIMCO Treasury Money Market	U.S. treasury securities	less than equal 60 days dollar-weighted average maturity	Min 97% of total assets Prime 1; less than equal 3% of total assets Prime 2	0%
Commodity-Related	PIMCO CommoditiesPLUS™ Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility	less than equal 1 year	Baa to Aaa; max 10% of total assets below A	0-10%
	PIMCO CommoditiesPLUS™ Short Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio	less than equal 1 year	Baa to Aaa; max 10% of total assets below A	0-10%
(1)	As rated by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.
(2)

Each Underlying PIMCO Fund (except the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income, PIMCO Total Return II and PIMCO Treasury Money Market Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)	The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.
(5)	Limitation with respect to the Underlying PIMCO Fund's fixed income investments. The Underlying PIMCO Fund may invest without limit in equity securities denominated in non- U.S. currencies.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or class commenced operations. Certain information reflects financial results for a single Fund share. Because the PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund and PIMCO RealRetirement® 2035 Fund had not commenced operations during the periods shown, financial performance information is not provided for these Funds. For the PIMCO StocksPLUS® Long Duration Fund, the information below reflects financial results for Institutional Class shares of the Fund, which are offered in a separate prospectus. Class A shares of the StocksPLUS® Long Duration Fund had not commenced operations during the periods shown. The performance shown below differs from that which would have been achieved by Class A shares of the PIMCO StocksPLUS® Long Duration Fund to the extent Class A shares have different expenses than Institutional Class shares. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge upon request from the Distributor. The annual report is also available for download free of charge at www.PIMCO.com/investments. Note: All footnotes to the financial highlights table appear at the end of the tables.

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
PIMCO All Asset Fund
Class A
03/31/2011	$11.62	$0.94	$0.60	$1.54	$(0.87)	0.00	$(0.87)	$12.29	13.64%	$1,806,797	0.765%		0.825%		0.765%		0.825%		7.72%	77	%*
03/31/2010	9.70	0.87	1.89	2.76	(0.84)	0.00	(0.84)	11.62	28.80	1,200,093	0.845		0.825		0.845		0.825		7.68	78
03/31/2009	12.54	0.56	(2.82)	(2.26)	(0.58)	0.00	(0.58)	9.70	(18.33)	990,893	0.805		0.825		0.805		0.825		5.01	89
03/31/2008	12.74	0.89	(0.16)	0.73	(0.93)	0.00	(0.93)	12.54	5.85	1,584,884	0.805		0.825		0.805		0.825		6.93	96
03/31/2007	12.56	0.70	0.20	0.90	(0.68)	(0.04)	(0.72)	12.74	7.36	1,501,507	0.835	(b)	0.835	(b)	0.835	(b)	0.835	(b)	5.56	86
Class B
03/31/2011	11.54	0.72	0.72	1.44	(0.77)	0.00	(0.77)	12.21	12.79	85,559	1.515		1.575		1.515		1.575		6.03	77	*
03/31/2010	9.64	0.75	1.90	2.65	(0.75)	0.00	(0.75)	11.54	27.82	141,265	1.595		1.575		1.595		1.575		6.72	78
03/31/2009	12.47	0.46	(2.79)	(2.33)	(0.50)	0.00	(0.50)	9.64	(18.98)	137,548	1.555		1.575		1.555		1.575		4.12	89
03/31/2008	12.67	0.78	(0.14)	0.64	(0.84)	0.00	(0.84)	12.47	5.10	237,231	1.555		1.575		1.555		1.575		6.15	96
03/31/2007	12.49	0.60	0.21	0.81	(0.59)	(0.04)	(0.63)	12.67	6.61	269,784	1.585	(b)	1.585	(b)	1.585	(b)	1.585	(b)	4.82	86
Class C
03/31/2011	11.51	0.83	0.61	1.44	(0.79)	0.00	(0.79)	12.16	12.82	1,566,715	1.515		1.575		1.515		1.575		6.95	77	*
03/31/2010	9.62	0.77	1.88	2.65	(0.76)	0.00	(0.76)	11.51	27.83	1,062,366	1.595		1.575		1.595		1.575		6.92	78
03/31/2009	12.45	0.47	(2.80)	(2.33)	(0.50)	0.00	(0.50)	9.62	(18.99)	836,206	1.555		1.575		1.555		1.575		4.26	89
03/31/2008	12.65	0.78	(0.14)	0.64	(0.84)	0.00	(0.84)	12.45	5.12	1,236,340	1.555		1.575		1.555		1.575		6.14	96
03/31/2007	12.48	0.60	0.20	0.80	(0.59)	(0.04)	(0.63)	12.65	6.53	1,304,837	1.585	(b)	1.585	(b)	1.585	(b)	1.585	(b)	4.81	86
Class R
03/31/2011	11.59	0.98	0.53	1.51	(0.86)	0.00	(0.86)	12.24	13.33	46,994	1.065		1.125		1.065		1.125		8.06	77	*
03/31/2010	9.69	0.98	1.74	2.72	(0.82)	0.00	(0.82)	11.59	28.44	10,365	1.145		1.125		1.145		1.125		8.55	78
03/31/2009	12.55	0.60	(2.90)	(2.30)	(0.56)	0.00	(0.56)	9.69	(18.60)	2,031	1.105		1.125		1.105		1.125		5.70	89
03/31/2008	12.77	0.90	(0.20)	0.70	(0.92)	0.00	(0.92)	12.55	5.60	456	1.105		1.125		1.105		1.125		7.04	96
03/31/2007	12.61	0.66	0.20	0.86	(0.66)	(0.04)	(0.70)	12.77	7.01	36	1.135	(b)	1.135	(b)	1.135	(b)	1.135	(b)	5.23	86

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.025% to 0.175%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
PIMCO All Asset All Authority Fund
Class A
03/31/2011	$10.33	$0.78	$0.33	$1.11	$(0.67)	$(0.03)	$(0.70)	$10.74	10.92%	$2,181,350	1.16	%(c)	1.16	%(c)	0.85%		0.85%		7.27%		68	%**
03/31/2010	9.03	0.85	1.23	2.08	(0.78)	0.00	(0.78)	10.33	23.29	899,594	1.04	(c)	1.04	(c)	0.85		0.85		8.28		45
03/31/2009	10.96	0.55	(1.88)	(1.33)	(0.48)	(0.12)	(0.60)	9.03	(12.25)	544,594	1.16	(c)	1.16	(c)	0.85		0.85		5.63		117
03/31/2008	10.67	0.72	0.34	1.06	(0.77)	0.00	(0.77)	10.96	10.31	363,665	2.47	(c)	2.47	(c)	0.85		0.85		6.66		116
03/31/2007	10.61	0.58	0.05	0.63	(0.55)	(0.02)	(0.57)	10.67	6.16	236,772	2.41	(b)(c)	2.41	(b)(c)	0.87	(b)	0.87	(b)	5.45		128
Class C
03/31/2011	10.26	0.72	0.30	1.02	(0.60)	(0.03)	(0.63)	10.65	10.11	1,562,700	1.91	(c)	1.91	(c)	1.60		1.60		6.70		68	**
03/31/2010	8.99	0.80	1.18	1.98	(0.71)	0.00	(0.71)	10.26	22.28	582,851	1.79	(c)	1.79	(c)	1.60		1.60		7.79		45
03/31/2009	10.92	0.50	(1.90)	(1.40)	(0.41)	(0.12)	(0.53)	8.99	(12.87)	248,865	1.91	(c)	1.91	(c)	1.60		1.60		5.10		117
03/31/2008	10.64	0.63	0.34	0.97	(0.69)	0.00	(0.69)	10.92	9.44	168,527	3.26	(c)	3.26	(c)	1.60		1.60		5.86		116
03/31/2007	10.58	0.50	0.06	0.56	(0.48)	(0.02)	(0.50)	10.64	5.43	140,296	3.16	(b)(c)	3.16	(b)(c)	1.62	(b)	1.62	(b)	4.72		128
PIMCO CommoditiesPLUS™ Short Strategy Fund
Class A
09/30/2010 - 03/31/2011	$10.00	$0.07	$(2.29)	$(2.22)	$0.00	$0.00	$0.00	$7.78	(17.93)%	$152	1.29	%*	5.33	%*	1.29	%*	5.33	%*	1.64	%*	94	%**
Class C
09/30/2010 - 03/31/2011	10.00	(0.01)	(2.24)	(2.25)	0.00	0.00	0.00	7.75	(18.25)	32	2.04	*	3.79	*	2.04	*	3.79	*	(0.32	)*	94	**
PIMCO CommoditiesPLUS™ Strategy Fund
Class A
05/28/2010 - 03/31/2011	$10.00	$(0.02)	$4.58	$4.56	$(0.02)	$(0.04)	$(0.06)	$14.50	45.63%	$10,128	1.24	%*	1.36	%*	1.24	%*	1.36	%*	(0.13	)%*	82	%**
Class C
05/28/2010 - 03/31/2011	10.00	(0.10)	4.57	4.47	0.00 ^	(0.04)	(0.04)	14.43	44.75	8,842	1.99	*	2.11	*	1.99	*	2.11	*	(0.88	)*	82	**
Class R
05/28/2010 - 03/31/2011	10.00	(0.04)	4.56	4.52	0.00 ^	(0.04)	(0.04)	14.48	45.25	35	1.49	*	1.61	*	1.49	*	1.61	*	(0.39	)*	82	**
PIMCO CommodityRealReturn Strategy Fund®
Class A
03/31/2011	$7.72	$0.09	$2.58	$2.67	$(0.85)	$0.00	$(0.85)	$9.54	36.65%	$2,886,760	1.26%		1.39%		1.24%		1.37%		1.12%		198	%**
03/31/2010	6.19	0.22	1.99	2.21	(0.58)	(0.10)	(0.68)	7.72	35.92	1,782,541	1.29		1.39		1.24		1.34		2.91		397
03/31/2009	18.17	0.32	(9.56)	(9.24)	(0.65)	(2.09)	(2.74)	6.19	(51.10)	1,011,097	1.60		1.69		1.24		1.33		2.49		979
03/31/2008	14.50	0.63	4.03	4.66	(0.99)	0.00	(0.99)	18.17	33.35	2,493,012	1.25		1.29		1.24		1.28		4.04		697
03/31/2007	13.93	0.36	0.72	1.08	(0.51)	0.00	(0.51)	14.50	7.95	1,987,771	1.24		1.25		1.24		1.25		2.49		603
Class B
03/31/2011	7.60	0.03	2.54	2.57	(0.79)	0.00	(0.79)	9.38	35.69	100,191	2.01		2.14		1.99		2.12		0.41		198	**
03/31/2010	6.11	0.17	1.94	2.11	(0.52)	(0.10)	(0.62)	7.60	34.76	102,718	2.04		2.14		1.99		2.09		2.32		397
03/31/2009	18.01	0.22	(9.48)	(9.26)	(0.55)	(2.09)	(2.64)	6.11	(51.50)	84,196	2.35		2.44		1.99		2.08		1.75		979
03/31/2008	14.37	0.51	4.00	4.51	(0.87)	0.00	(0.87)	18.01	32.48	245,252	2.00		2.04		1.99		2.03		3.32		697
03/31/2007	13.81	0.24	0.72	0.96	(0.40)	0.00	(0.40)	14.37	7.11	228,623	1.99		2.00		1.99		2.00		1.70		603
Class C
03/31/2011	7.59	0.03	2.53	2.56	(0.79)	0.00	(0.79)	9.36	35.71	1,167,646	2.01		2.14		1.99		2.12		0.39		198	**
03/31/2010	6.10	0.16	1.96	2.12	(0.53)	(0.10)	(0.63)	7.59	34.89	751,143	2.04		2.14		1.99		2.09		2.17		397
03/31/2009	17.98	0.22	(9.45)	(9.23)	(0.56)	(2.09)	(2.65)	6.10	(51.47)	429,408	2.35		2.44		1.99		2.08		1.73		979
03/31/2008	14.35	0.51	3.99	4.50	(0.87)	0.00	(0.87)	17.98	32.45	1,143,836	2.00		2.04		1.99		2.03		3.33		697
03/31/2007	13.79	0.24	0.72	0.96	(0.40)	0.00	(0.40)	14.35	7.11	1,053,975	1.99		2.00		1.99		2.00		1.69		603
Class R
03/31/2011	7.70	0.12	2.52	2.64	(0.86)	0.00	(0.86)	9.48	36.32	4,596	1.51		1.64		1.49		1.62		1.27		198	**
03/12/10 - 03/31/2010	7.93	0.00	(0.03)	(0.03)	(0.20)	0.00	(0.20)	7.70	(0.42)	10	1.50	*	1.60	*	1.49	*	1.59	*	3.63	*	397

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.05% to 0.20%.
(c)	Ratio of expenses to average net assets included line of credit expenses.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Fundamental Advantage Total Return Strategy Fund
Class A
03/31/2011	$4.57	$0.05	$0.27	$0.32	$(0.54)	$0.00	$0.00	$(0.54)	$4.35	7.29%	$93,291	1.29%		1.29%		1.29%		1.29%		1.10%		512	%**
03/31/2010	4.36	0.06	1.04	1.10	(0.72)	(0.17)	0.00	(0.89)	4.57	25.95	14,754	1.30		1.30		1.29		1.29		1.21		301
07/31/2008 - 03/31/2009	9.81	0.24	(0.56)	(0.32)	(0.02)	(5.11)	0.00	(5.13)	4.36	(1.90)	764	2.89	*	2.89	*	1.29	*	1.29	*	6.65	*	621
Class C
03/31/2011	4.61	0.01	0.27	0.28	(0.51)	0.00	0.00	(0.51)	4.38	6.33	25,766	2.04		2.04		2.04		2.04		0.32		512	**
03/31/2010	4.41	0.02	1.06	1.08	(0.71)	(0.17)	0.00	(0.88)	4.61	25.14	4,945	2.06		2.06		2.04		2.04		0.47		301
07/31/2008 - 03/31/2009	9.81	0.21	(0.49)	(0.28)	(0.01)	(5.11)	0.00	(5.12)	4.41	(1.59)	387	3.43	*	3.43	*	2.04	*	2.04	*	5.14	*	621
PIMCO Fundamental IndexPLUS® TR Fund
Class A
03/31/2011	$5.98	$0.12	$1.13	$1.25	$(1.42)	$0.00	$0.00	$(1.42)	$5.81	24.77%	$69,302	1.20%		1.20%		1.19%		1.19%		2.09%		453	%**
03/31/2010	4.79	0.34	4.40	4.74	(3.55)	0.00	0.00	(3.55)	5.98	106.17	16,155	1.32		1.32		1.19		1.19		5.05		786
03/31/2009	9.38	0.38	(4.85)	(4.47)	0.00	(0.08)	(0.04)	(0.12)	4.79	(47.81)	7,882	2.07		2.07		1.19		1.19		5.17		564
03/31/2008	10.42	0.47	(0.83)	(0.36)	(0.15)	0.00	(0.53)	(0.68)	9.38	(4.01)	27,595	1.70		1.70		1.19		1.19		4.49		279
03/31/2007	10.27	0.40	1.09	1.49	(1.34)	0.00	0.00	(1.34)	10.42	15.00	27,519	1.14		1.14		1.14		1.14		3.85		464
Class C
03/31/2011	5.84	0.08	1.09	1.17	(1.38)	0.00	0.00	(1.38)	5.63	23.86	20,521	1.95		1.95		1.94		1.94		1.37		453	**
03/31/2010	4.74	0.29	4.33	4.62	(3.52)	0.00	0.00	(3.52)	5.84	104.72	6,433	2.07		2.07		1.94		1.94		4.33		786
03/31/2009	9.32	0.33	(4.81)	(4.48)	0.00	(0.08)	(0.02)	(0.10)	4.74	(48.13)	2,941	2.79		2.79		1.94		1.94		4.34		564
03/31/2008	10.39	0.39	(0.84)	(0.45)	(0.10)	0.00	(0.52)	(0.62)	9.32	(4.83)	11,296	2.43		2.43		1.94		1.94		3.72		279
03/31/2007	10.26	0.33	1.09	1.42	(1.29)	0.00	0.00	(1.29)	10.39	14.23	13,045	1.89		1.89		1.89		1.89		3.20		464
PIMCO Global Multi-Asset Fund
Class A
03/31/2011	$11.14	$0.41	$1.08	$1.49	$(0.44)	$(0.22)	$0.00	$(0.66)	$11.97	13.72%	$1,030,403	1.14%		1.57%		1.14%		1.57%		3.61%		71	%**
03/31/2010	9.30	0.22	2.22	2.44	(0.46)	(0.14)	0.00	(0.60)	11.14	26.30	548,302	1.29		1.55		1.29		1.55		2.05		217
10/29/2008 - 03/31/2009	10.00	0.17	(0.55)	(0.38)	(0.32)	0.00	0.00	(0.32)	9.30	(3.91)	41,693	1.12	*	1.81	*	1.12	*	1.81	*	4.38	*	83
Class C
03/31/2011	11.06	0.33	1.07	1.40	(0.37)	(0.22)	0.00	(0.59)	11.87	12.92	714,316	1.89		2.32		1.89		2.32		2.90		71	**
03/31/2010	9.28	0.15	2.20	2.35	(0.43)	(0.14)	0.00	(0.57)	11.06	25.40	332,605	2.04		2.30		2.04		2.30		1.37		217
10/29/2008 - 03/31/2009	10.00	0.08	(0.48)	(0.40)	(0.32)	0.00	0.00	(0.32)	9.28	(4.13)	16,972	1.87	*	2.55	*	1.87	*	2.55	*	1.99	*	83
Class R
03/31/2011	11.13	0.52	0.93	1.45	(0.43)	(0.22)	0.00	(0.65)	11.93	13.39	11,560	1.39		1.82		1.39		1.82		4.46		71	**
03/31/2010	9.30	0.22	2.20	2.42	(0.45)	(0.14)	0.00	(0.59)	11.13	26.05	1,085	1.53		1.80		1.53		1.80		2.03		217
10/29/2008 - 03/31/2009	10.00	0.07	(0.46)	(0.39)	(0.31)	0.00	0.00	(0.31)	9.30	(4.03)	151	1.37	*	1.97	*	1.37	*	1.97	*	1.80	*	83
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)
Class A
03/31/2011	$6.33	$0.09	$0.84	$0.93	$(0.63)	$(0.07)	$0.00	$(0.70)	$6.56	15.49%	$5,090	1.05%		1.05%		1.04%		1.04%		1.53%		427	%**
03/31/2010	4.57	0.15	3.60	3.75	(1.99)	0.00	0.00	(1.99)	6.33	83.63	7,146	1.05		1.05		1.04		1.04		2.32		493
03/31/2009	9.51	0.34	(5.11)	(4.77)	0.00	(0.06)	(0.11)	(0.17)	4.57	(50.47)	540	2.10		2.10		1.04		1.04		4.69		456
03/31/2008	10.20	0.45	(0.32)	0.13	(0.38)	0.00	(0.44)	(0.82)	9.51	0.86	1,881	2.11	(b)	2.11	(b)	1.06	(b)	1.06	(b)	4.47		384
11/30/2006 - 03/31/2007	10.00	0.14	0.47	0.61	(0.41)	0.00	0.00	(0.41)	10.20	6.25	68	1.09	*	1.76	*	1.09	*	1.76	*	4.33	*	197
Class C
03/31/2011	6.22	0.04	0.83	0.87	(0.60)	(0.07)	0.00	(0.67)	6.42	14.70	1,039	1.80		1.80		1.79		1.79		0.72		427	**
03/31/2010	4.53	0.11	3.54	3.65	(1.96)	0.00	0.00	(1.96)	6.22	81.99	716	1.80		1.80		1.79		1.79		1.56		493
03/31/2009	9.45	0.30	(5.07)	(4.77)	0.00	(0.06)	(0.09)	(0.15)	4.53	(50.76)	71	2.88		2.88		1.79		1.79		3.97		456
03/31/2008	10.19	0.37	(0.32)	0.05	(0.34)	0.00	(0.45)	(0.79)	9.45	0.06	398	2.60	(b)	2.60	(b)	1.81	(b)	1.81	(b)	3.65		384
11/30/2006 - 03/31/2007	10.00	0.12	0.46	0.58	(0.39)	0.00	0.00	(0.39)	10.19	5.95	83	1.84	*	2.42	*	1.84	*	2.42	*	3.54	*	197

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.39%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
Class A
03/31/2011	$9.17	$0.24	$0.42	$0.66	$(2.60)	$0.00	$0.00	$(2.60)	$7.23	8.23%	$24,117	1.16%		1.16%		1.15%		1.15%		2.84%		1,051	%**
03/31/2010	6.38	0.44	4.30	4.74	(1.67)	(0.28)	0.00	(1.95)	9.17	76.37	11,470	1.28		1.28		1.15		1.15		4.92		1,196
03/31/2009	10.23	0.53	(4.38)	(3.85)	0.00	0.00	0.00	0.00	6.38	(37.63)	5,192	2.95		2.95		1.15		1.15		6.19		1,001
03/31/2008	12.17	0.53	(2.13)	(1.60)	(0.28)	(0.06)	0.00	(0.34)	10.23	(13.59)	11,923	2.03	(c)	2.03	(c)	1.18	(c)	1.18	(c)	4.39		908
03/31/2007	12.33	0.47	1.17	1.64	(1.80)	0.00	0.00	(1.80)	12.17	14.16	18,187	1.23	(b)	1.23	(b)	1.22	(b)	1.22	(b)	3.86		696
Class B
03/31/2011	8.90	0.17	0.42	0.59	(2.53)	0.00	0.00	(2.53)	6.96	7.59	2,338	1.91		1.91		1.90		1.90		2.08		1,051	**
03/31/2010	6.25	0.39	4.17	4.56	(1.63)	(0.28)	0.00	(1.91)	8.90	75.05	3,580	2.05		2.05		1.90		1.90		4.53		1,196
03/31/2009	10.08	0.46	(4.29)	(3.83)	0.00	0.00	0.00	0.00	6.25	(38.00)	2,702	3.72		3.72		1.90		1.90		5.32		1,001
03/31/2008	12.03	0.43	(2.11)	(1.68)	(0.21)	(0.06)	0.00	(0.27)	10.08	(14.31)	9,274	2.80	(c)	2.80	(c)	1.93	(c)	1.93	(c)	3.66		908
03/31/2007	12.21	0.37	1.16	1.53	(1.71)	0.00	0.00	(1.71)	12.03	13.32	14,625	1.98	(b)	1.98	(b)	1.97	(b)	1.97	(b)	3.12		696
Class C
03/31/2011	8.91	0.17	0.42	0.59	(2.55)	0.00	0.00	(2.55)	6.95	7.56	9,754	1.91		1.91		1.90		1.90		2.11		1,051	**
03/31/2010	6.26	0.39	4.18	4.57	(1.64)	(0.28)	0.00	(1.92)	8.91	75.03	4,949	2.05		2.05		1.90		1.90		4.43		1,196
03/31/2009	10.10	0.46	(4.30)	(3.84)	0.00	0.00	0.00	0.00	6.26	(38.02)	2,751	3.72		3.72		1.90		1.90		5.39		1,001
03/31/2008	12.04	0.43	(2.10)	(1.67)	(0.21)	(0.06)	0.00	(0.27)	10.10	(14.22)	8,140	2.78	(c)	2.78	(c)	1.93	(c)	1.93	(c)	3.65		908
03/31/2007	12.22	0.37	1.16	1.53	(1.71)	0.00	0.00	(1.71)	12.04	13.30	12,356	1.98	(b)	1.98	(b)	1.97	(b)	1.97	(b)	3.12		696
PIMCO Real IncomeTM 2019 Fund
Class A
03/31/2011	$9.72	$0.12	$0.46	$0.58	$(0.24)	$0.00	$(0.78)	$(1.02)	$9.28	6.24%	$6,245	0.79%		0.87%		0.79%		0.87%		1.28%		193%
10/30/2009 - 3/31/2010	10.00	0.04	0.10	0.14	(0.11)	0.00	(0.31)	(0.42)	9.72	1.42	1,874	0.79	*	3.52	*	0.79	*	3.52	*	0.87	*	445
Class C
03/31/2011	9.72	0.06	0.47	0.53	(0.22)	0.00	(0.78)	(1.00)	9.25	5.64	2,773	1.29		1.37		1.29		1.37		0.65		193
10/30/2009 - 3/31/2010	10.00	0.04	0.09	0.13	(0.10)	0.00	(0.31)	(0.41)	9.72	1.32	1,146	1.29	*	4.63	*	1.29	*	4.63	*	1.03	*	445
PIMCO Real IncomeTM 2029 Fund
Class A
03/31/2011	$9.86	$0.19	$0.63	$0.82	$(0.37)	$0.00	$(0.18)	$(0.55)	$10.13	8.40%	$662	0.79%		0.79%		0.79%		0.79%		1.82%		262%
10/30/2009 - 3/31/2010	10.00	0.06	0.03	0.09	(0.13)	0.00	(0.10)	(0.23)	9.86	0.85	169	0.79	*	5.05	*	0.79	*	5.05	*	1.44	*	445
Class C
03/31/2011	9.85	0.11	0.65	0.76	(0.34)	0.00	(0.18)	(0.52)	10.09	7.83	85	1.29		1.29		1.29		1.29		1.09		262
10/30/2009 - 3/31/2010	10.00	0.05	0.02	0.07	(0.12)	0.00	(0.10)	(0.22)	9.85	0.64	40	1.29	*	3.31	*	1.29	*	3.31	*	1.28	*	445
PIMCO RealEstateRealReturn Strategy Fund
Class A
03/31/2011	$4.26	$0.06	$1.31	$1.37	$(1.03)	$0.00	$0.00	$(1.03)	$4.60	35.83%	$60,241	1.21%		1.21%		1.19%		1.19%		1.44%		344	%**
03/31/2010	2.04	0.13	2.81	2.94	(0.72)	0.00	0.00	(0.72)	4.26	143.69	33,965	1.28		1.28		1.19		1.19		3.42		863
03/31/2009	5.95	0.15	(4.06)	(3.91)	0.00	0.00	0.00	0.00	2.04	(65.71)	6,874	1.30		1.30		1.19		1.19		3.43		1,288
03/31/2008	7.51	0.32	(1.12)	(0.80)	(0.76)	0.00	0.00	(0.76)	5.95	(10.18)	23,420	1.20		1.20		1.19		1.19		5.03		900
03/31/2007	9.12	0.24	1.30	1.54	(3.15)	0.00	0.00	(3.15)	7.51	19.57	39,649	1.19		1.19		1.19		1.19		2.71		538
Class B
03/31/2011	4.10	0.03	1.24	1.27	(1.00)	0.00	0.00	(1.00)	4.37	34.52	3,218	1.96		1.96		1.94		1.94		0.62		344	**
03/31/2010	1.98	0.12	2.71	2.83	(0.71)	0.00	0.00	(0.71)	4.10	142.66	3,325	2.06		2.06		1.94		1.94		3.33		863
03/31/2009	5.84	0.12	(3.98)	(3.86)	0.00	0.00	0.00	0.00	1.98	(66.10)	1,926	2.06		2.06		1.94		1.94		2.67		1,288
03/31/2008	7.39	0.28	(1.11)	(0.83)	(0.72)	0.00	0.00	(0.72)	5.84	(10.81)	6,843	1.95		1.95		1.94		1.94		4.42		900
03/31/2007	9.02	0.16	1.30	1.46	(3.09)	0.00	0.00	(3.09)	7.39	18.73	15,348	1.94		1.94		1.94		1.94		1.90		538
Class C
03/31/2011	4.10	0.03	1.25	1.28	(1.01)	0.00	0.00	(1.01)	4.37	34.68	30,460	1.96		1.96		1.94		1.94		0.70		344	**
03/31/2010	1.98	0.11	2.72	2.83	(0.71)	0.00	0.00	(0.71)	4.10	142.61	11,173	2.04		2.04		1.94		1.94		2.96		863
03/31/2009	5.84	0.11	(3.97)	(3.86)	0.00	0.00	0.00	0.00	1.98	(66.10)	4,009	2.06		2.06		1.94		1.94		2.65		1,288
03/31/2008	7.39	0.28	(1.11)	(0.83)	(0.72)	0.00	0.00	(0.72)	5.84	(10.79)	13,271	1.95		1.95		1.94		1.94		4.35		900
03/31/2007	9.02	0.16	1.30	1.46	(3.09)	0.00	0.00	(3.09)	7.39	18.72	27,610	1.94		1.94		1.94		1.94		1.89		538

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.05% to 0.50%.
(c)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.45%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
PIMCO RealRetirement® 2010 Fund
Class A
03/31/2011	$8.27	$0.63	$0.09	$0.72	$(0.52)	$0.00	$(0.52)	$8.47	8.93%	$3,069	0.99%		1.35%		0.99%		1.35%		7.44%		0	%**
03/31/2010	6.76	0.45	1.41	1.86	(0.29)	(0.06)	(0.35)	8.27	27.54	892	0.98		1.35		0.98		1.35		5.68		10
03/31/2009	10.00	0.47	(2.25)	(1.78)	(0.34)	(1.12)	(1.46)	6.76	(17.78)	261	0.87		4.62		0.87		4.62		6.14		186
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	NA
Class C
03/31/2011	8.25	0.43	0.23	0.66	(0.47)	0.00	(0.47)	8.44	8.10	694	1.74		2.10		1.74		2.10		5.04		0	**
03/31/2010	6.75	0.34	1.46	1.80	(0.24)	(0.06)	(0.30)	8.25	26.64	310	1.73		2.10		1.73		2.10		4.26		10
07/31/2008 - 03/31/2009	9.73	0.20	(1.75)	(1.55)	(0.31)	(1.12)	(1.43)	6.75	(15.98)	101	1.69	*	7.41	*	1.69	*	7.41	*	4.37	*	186
Class R
03/31/2011	8.27	0.53	0.16	0.69	(0.49)	0.00	(0.49)	8.47	8.55	53	1.24		1.60		1.24		1.60		6.23		0	**
03/31/2010	6.76	0.38	1.46	1.84	(0.27)	(0.06)	(0.33)	8.27	27.24	115	1.23		1.60		1.23		1.60		4.73		10
07/31/2008 - 03/31/2009	9.73	0.22	(1.76)	(1.54)	(0.31)	(1.12)	(1.43)	6.76	(15.77)	36	1.23	*	9.83	*	1.23	*	9.83	*	4.34	*	186
PIMCO RealRetirement® 2020 Fund
Class A
03/31/2011	$8.06	$0.54	$0.18	$0.72	$(0.54)	$0.00	$(0.54)	$8.24	9.15%	$2,068	1.00%		1.35%		1.00%		1.35%		6.50%		1	%**
03/31/2010	6.39	0.38	1.55	1.93	(0.26)	0.00	(0.26)	8.06	30.37	1,036	1.03		1.35		1.03		1.35		4.93		13
03/31/2009	10.00	0.45	(2.66)	(2.21)	(0.32)	(1.08)	(1.40)	6.39	(22.23)	209	0.82		4.29		0.82		4.29		5.59		232
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	NA
Class C
03/31/2011	8.06	0.47	0.19	0.66	(0.49)	0.00	(0.49)	8.23	8.33	1,106	1.75		2.10		1.75		2.10		5.69		1	**
03/31/2010	6.39	0.41	1.48	1.89	(0.22)	0.00	(0.22)	8.06	29.69	488	1.78		2.10		1.78		2.10		5.18		13
07/31/2008 - 03/31/2009	9.74	0.25	(2.24)	(1.99)	(0.28)	(1.08)	(1.36)	6.39	(20.57)	8	1.59	*	4.92	*	1.59	*	4.92	*	4.95	*	232
Class R
03/31/2011	8.07	0.51	0.19	0.70	(0.52)	0.00	(0.52)	8.25	8.87	765	1.25		1.60		1.25		1.60		6.17		1	**
03/31/2010	6.40	0.42	1.51	1.93	(0.26)	0.00	(0.26)	8.07	30.22	466	1.33		1.60		1.33		1.60		5.28		13
07/31/2008 - 03/31/2009	9.74	0.28	(2.24)	(1.96)	(0.30)	(1.08)	(1.38)	6.40	(20.25)	8	1.09	*	4.42	*	1.09	*	4.42	*	5.45	*	232
PIMCO RealRetirement® 2030 Fund
Class A
03/31/2011	$7.73	$0.54	$0.22	$0.76	$(0.60)	$0.00	$(0.60)	$7.89	10.14%	$941	1.04%		1.40%		1.04%		1.40%		6.85%		3	%**
03/31/2010	5.91	0.45	1.65	2.10	(0.21)	(0.07)	(0.28)	7.73	35.68	565	1.05		1.40		1.05		1.40		6.09		9
03/31/2009	10.00	0.30	(3.02)	(2.72)	(0.29)	(1.08)	(1.37)	5.91	(27.55)	64	0.93		7.18		0.93		7.18		3.86		233
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	10	0.76	*	0.76	*	0.76	*	0.76	*	(0.76	)*	NA
Class C
03/31/2011	7.69	0.50	0.20	0.70	(0.55)	0.00	(0.55)	7.84	9.29	1,455	1.79		2.15		1.79		2.15		6.40		3	**
03/31/2010	5.90	0.46	1.57	2.03	(0.17)	(0.07)	(0.24)	7.69	34.55	872	1.80		2.15		1.80		2.15		6.20		9
07/31/2008 - 03/31/2009	9.73	0.10	(2.57)	(2.47)	(0.28)	(1.08)	(1.36)	5.90	(25.73)	81	1.72	*	8.31	*	1.72	*	8.31	*	2.44	*	233
Class R
03/31/2011	7.74	0.53	0.21	0.74	(0.58)	0.00	(0.58)	7.90	9.86	250	1.29		1.65		1.29		1.65		6.73		3	**
03/31/2010	5.92	0.47	1.62	2.09	(0.20)	(0.07)	(0.27)	7.74	35.37	2	1.34		1.65		1.34		1.65		6.18		9
07/31/2008 - 03/31/2009	9.73	0.25	(2.71)	(2.46)	(0.27)	(1.08)	(1.35)	5.92	(25.60)	8	1.13	*	4.90	*	1.13	*	4.90	*	5.29	*	233

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
PIMCO RealRetirement® 2040 Fund
Class A
03/31/2011	$7.60	$0.54	$0.37	$0.91	$(0.73)	$0.00	$0.00	$(0.73)	$$7.78	12.49%	$1,150	1.06%		1.45%		1.06%		1.45%		6.97%		7	%**
03/31/2010	5.32	0.48	2.09	2.57	(0.25)	(0.04)	0.00	(0.29)	7.60	48.35	181	1.08		1.45		1.08		1.45		6.62		13
03/31/2009	10.00	0.27	(3.59)	(3.32)	(0.27)	(1.09)	0.00	(1.36)	5.32	(33.76)	30	0.93		5.59		0.93		5.59		3.93		244
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	10	0.84	*	0.84	*	0.84	*	0.84	*	(0.84	)*	NA
Class C
03/31/2011	7.58	0.62	0.22	0.84	(0.68)	0.00	0.00	(0.68)	7.74	11.48	58	1.81		2.20		1.81		2.20		8.09		7	**
03/31/2010	5.33	0.47	2.04	2.51	(0.22)	(0.04)	0.00	(0.26)	7.58	47.12	29	1.83		2.20		1.83		2.20		6.59		13
07/31/2008 - 03/31/2009	9.71	0.17	(3.21)	(3.04)	(0.25)	(1.09)	0.00	(1.34)	5.33	(31.88)	7	1.70	*	5.74	*	1.70	*	5.74	*	3.82	*	244
Class R
03/31/2011	7.62	0.80	0.08	0.88	(0.71)	0.00	0.00	(0.71)	7.79	11.97	110	1.31		1.70		1.31		1.70		10.37		7	**
03/31/2010	5.34	0.44	2.12	2.56	(0.24)	(0.04)	0.00	(0.28)	7.62	47.92	313	1.33		1.70		1.33		1.70		6.12		13
07/31/2008 - 03/31/2009	9.71	0.19	(3.20)	(3.01)	(0.27)	(1.09)	0.00	(1.36)	5.34	(31.61)	8	1.20	*	5.43	*	1.20	*	5.43	*	4.32	*	244
PIMCO RealRetirement® 2050 Fund
Class A
03/31/2011	$7.94	$0.70	$0.23	$0.93	$(0.76)	$0.00	$0.00	$(0.76)	$$8.11	12.19%	$204	1.07%		1.45%		1.07%		1.45%		8.71%		9	%**
03/31/2010	5.29	0.57	2.31	2.88	(0.16)	(0.07)	0.00	(0.23)	7.94	54.65	75	1.02		1.45		1.02		1.45		7.85		14
03/31/2009	10.00	0.17	(3.67)	(3.50)	(0.21)	(1.00)	0.00	(1.21)	5.29	(35.50)	20	0.96		5.19		0.96		5.19		2.43		227
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10.00	0.00	10	0.89	*	0.89	*	0.89	*	0.89	*	(0.89	)*	NA
Class C
03/31/2011	7.89	0.64	0.23	0.87	(0.71)	0.00	0.00	(0.71)	8.05	11.42	252	1.82		2.20		1.82		2.20		8.05		9	**
03/31/2010	5.29	0.85	1.96	2.81	(0.14)	(0.07)	0.00	(0.21)	7.89	53.33	129	1.79		2.20		1.79		2.20		11.32		14
07/31/2008 - 03/31/2009	9.63	0.10	(3.24)	(3.14)	(0.20)	(1.00)	0.00	(1.20)	5.29	(33.22)	8	1.73	*	6.10	*	1.73	*	6.10	*	2.27	*	227
Class R
03/31/2011	7.94	0.65	0.26	0.91	(0.74)	0.00	0.00	(0.74)	8.11	11.86	32	1.32		1.70		1.32		1.70		8.12		9	**
03/31/2010	5.30	0.46	2.40	2.86	(0.15)	(0.07)	0.00	(0.22)	7.94	54.10	26	1.27		1.70		1.27		1.70		6.32		14
07/31/2008 - 03/31/2009	9.63	0.12	(3.24)	(3.12)	(0.21)	(1.00)	0.00	(1.21)	5.30	(32.94)	11	1.23	*	6.10	*	1.23	*	6.10	*	2.84	*	227
PIMCO Small Cap StocksPLUS® TR Fund
Class A
03/31/2011	$6.93	$0.12	$2.19	$2.31	$(1.21)	$0.00	$0.00	$(1.21)	$$8.03	35.30%	$63,897	1.13%		1.13%		1.09%		1.09%		1.64%		571	%**
03/31/2010	5.62	0.25	4.69	4.94	(3.63)	0.00	0.00	(3.63)	6.93	94.12	11,941	1.16		1.16		1.09		1.09		3.32		762
03/31/2009	9.06	0.27	(3.68)	(3.41)	0.00	0.00	(0.03)	(0.03)	5.62	(37.73)	823	1.48		1.48		1.09		1.09		3.95		609
03/31/2008	10.58	0.43	(1.44)	(1.01)	(0.39)	(0.12)	0.00	(0.51)	9.06	(9.95)	161	1.97	(b)	1.97	(b)	1.11	(b)	1.11	(b)	4.25		403
07/31/2006 - 03/31/2007	9.13	0.29	1.29	1.58	(0.13)	0.00	0.00	(0.13)	10.58	17.29	97	1.14	*	2.54	*	1.14	*	2.54	*	4.21	*	671
Class C
03/31/2011	6.73	0.06	2.12	2.18	(1.19)	0.00	0.00	(1.19)	7.72	34.24	19,329	1.88		1.88		1.84		1.84		0.89		571	**
03/31/2010	5.54	0.24	4.55	4.79	(3.60)	0.00	0.00	(3.60)	6.73	92.51	1,615	1.94		1.94		1.84		1.84		3.29		762
03/31/2009	8.97	0.22	(3.65)	(3.43)	0.00	0.00	0.00	0.00	5.54	(38.24)	744	2.32		2.32		1.84		1.84		3.24		609
03/31/2008	10.52	0.35	(1.44)	(1.09)	(0.34)	(0.12)	0.00	(0.46)	8.97	(10.74)	444	2.71	(b)	2.71	(b)	1.86	(b)	1.86	(b)	3.52		403
07/31/2006 - 03/31/2007	9.13	0.24	1.28	1.52	(0.13)	0.00	0.00	(0.13)	10.52	16.64	196	1.89	*	4.16	*	1.89	*	4.16	*	3.46	*	671

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.44%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
PIMCO StocksPLUS® Fund
Class A
03/31/2011	$8.00	$0.08	$1.26	$1.34	$(0.73)	$0.00	$0.00	$(0.73)	$8.61	18.13%	$83,042	0.90%		0.90%		0.90%		0.90%		1.07%	225	%**
03/31/2010	4.79	0.13	3.27	3.40	(0.19)	0.00	0.00	(0.19)	8.00	70.93	68,038	0.94		0.94		0.90		0.90		1.90	392
03/31/2009	9.69	0.29	(4.60)	(4.31)	(0.59)	0.00	0.00	(0.59)	4.79	(46.61)	53,364	1.52		1.52		0.90		0.90		3.82	425
03/31/2008	10.80	0.48	(1.01)	(0.53)	(0.58)	0.00	0.00	(0.58)	9.69	(5.33)	101,021	1.03	(d)	1.03	(d)	0.93	(d)	0.93	(d)	4.35	67
03/31/2007	10.14	0.42	0.66	1.08	(0.42)	0.00	0.00	(0.42)	10.80	10.80	132,721	0.97	(b)	0.97	(b)	0.97	(b)	0.97	(b)	4.07	76
Class B
03/31/2011	7.72	0.02	1.21	1.23	(0.67)	0.00	0.00	(0.67)	8.28	17.20	5,635	1.65		1.65		1.65		1.65		0.31	225	**
03/31/2010	4.66	0.07	3.16	3.23	(0.17)	0.00	0.00	(0.17)	7.72	69.42	8,664	1.69		1.69		1.65		1.65		1.14	392
03/31/2009	9.45	0.23	(4.48)	(4.25)	(0.54)	0.00	0.00	(0.54)	4.66	(46.99)	6,937	2.25		2.25		1.65		1.65		3.04	425
03/31/2008	10.54	0.39	(0.99)	(0.60)	(0.49)	0.00	0.00	(0.49)	9.45	(6.00)	21,826	1.78	(d)	1.78	(d)	1.68	(d)	1.68	(d)	3.61	67
03/31/2007	9.90	0.33	0.65	0.98	(0.34)	0.00	0.00	(0.34)	10.54	10.00	35,864	1.72	(b)	1.72	(b)	1.72	(b)	1.72	(b)	3.28	76
Class C
03/31/2011	7.81	0.04	1.23	1.27	(0.69)	0.00	0.00	(0.69)	8.39	17.65	52,092	1.40		1.40		1.40		1.40		0.58	225	**
03/31/2010	4.70	0.09	3.20	3.29	(0.18)	0.00	0.00	(0.18)	7.81	69.98	43,004	1.44		1.44		1.40		1.40		1.34	392
03/31/2009	9.53	0.24	(4.51)	(4.27)	(0.56)	0.00	0.00	(0.56)	4.70	(46.88)	29,321	2.02		2.02		1.40		1.40		3.31	425
03/31/2008	10.62	0.42	(0.99)	(0.57)	(0.52)	0.00	0.00	(0.52)	9.53	(5.69)	72,282	1.53	(d)	1.53	(d)	1.43	(d)	1.43	(d)	3.85	67
03/31/2007	9.98	0.37	0.64	1.01	(0.37)	0.00	0.00	(0.37)	10.62	10.24	96,352	1.47	(b)	1.47	(b)	1.47	(b)	1.47	(b)	3.57	76
Class R
03/31/2011	8.13	0.07	1.27	1.34	(0.71)	0.00	0.00	(0.71)	8.76	17.79	2,332	1.15		1.15		1.15		1.15		0.83	225	**
03/31/2010	4.88	0.11	3.32	3.43	(0.18)	0.00	0.00	(0.18)	8.13	70.35	2,288	1.19		1.19		1.15		1.15		1.52	392
03/31/2009	9.85	0.27	(4.67)	(4.40)	(0.57)	0.00	0.00	(0.57)	4.88	(46.69)	1,147	1.76		1.76		1.15		1.15		3.56	425
03/31/2008	10.97	0.45	(1.02)	(0.57)	(0.55)	0.00	0.00	(0.55)	9.85	(5.56)	2,925	1.30	(d)	1.30	(d)	1.17	(d)	1.17	(d)	4.08	67
03/31/2007	10.29	0.40	0.67	1.07	(0.39)	0.00	0.00	(0.39)	10.97	10.56	2,337	1.22	(b)	1.22	(b)	1.22	(b)	1.22	(b)	3.83	76
PIMCO StocksPLUS® Long Duration Fund
Institutional Class
03/31/2011	$8.17	$0.34	$1.48	$1.82	$(0.77)	$(2.21)	$0.00	$(2.98)	$7.01	25.78%	$491,002	0.60%		0.60%		0.59%		0.59%		4.24%	339	%**
03/31/2010	5.48	0.31	3.17	3.48	(0.29)	(0.50)	0.00	(0.79)	8.17	64.82	419,105	0.60		0.60		0.59		0.59		4.24	417
03/31/2009	9.21	0.31	(3.95)	(3.64)	(0.09)	0.00	0.00	(0.09)	5.48	(39.72)	206,821	0.81		0.81		0.59		0.59		4.39	464
08/31/2007 - 03/31/2008	10.00	0.26	(0.65)	(0.39)	0.00	(0.15)	(0.25)	(0.40)	9.21	(4.23)	122,184	0.61	*	0.68	*	0.59	*	0.67	*	4.66 *	272
PIMCO StocksPLUS® Total Return Fund
Class A
03/31/2011	$7.13	$0.14	$1.42	$1.56	$(0.48)	$0.00	$0.00	$(0.48)	$8.21	22.59%	$75,423	1.04%		1.04%		1.04%		1.04%		1.88%	476	%**
03/31/2010	4.85	0.26	3.54	3.80	(1.52)	0.00	0.00	(1.52)	7.13	80.58	37,735	1.09		1.09		1.04		1.04		3.78	609
03/31/2009	10.04	0.48	(5.10)	(4.62)	(0.51)	0.00	(0.06)	(0.57)	4.85	(47.17)	12,052	2.97		2.97		1.04		1.04		6.20	521
03/31/2008	11.89	0.55	(0.71)	(0.16)	(0.61)	(1.08)	0.00	(1.69)	10.04	(2.71)	25,661	2.68	(e)	2.68	(e)	1.07	(e)	1.07	(e)	4.64	411
03/31/2007	11.74	0.48	0.88	1.36	(0.46)	(0.75)	0.00	(1.21)	11.89	11.77	39,296	1.11	(c)	1.11	(c)	1.11	(c)	1.11	(c)	4.07	284
Class B
03/31/2011	6.92	0.09	1.35	1.44	(0.43)	0.00	0.00	(0.43)	7.93	21.47	4,288	1.79		1.79		1.79		1.79		1.20	476	**
03/31/2010	4.74	0.20	3.47	3.67	(1.49)	0.00	0.00	(1.49)	6.92	79.64	6,378	1.84		1.84		1.79		1.79		3.12	609
03/31/2009	9.85	0.42	(5.01)	(4.59)	(0.46)	0.00	(0.06)	(0.52)	4.74	(47.62)	5,619	3.75		3.75		1.79		1.79		5.42	521
03/31/2008	11.71	0.45	(0.69)	(0.24)	(0.54)	(1.08)	0.00	(1.62)	9.85	(3.40)	16,220	3.47	(e)	3.47	(e)	1.82	(e)	1.82	(e)	3.90	411
03/31/2007	11.59	0.39	0.86	1.25	(0.38)	(0.75)	0.00	(1.13)	11.71	10.87	20,416	1.86	(c)	1.86	(c)	1.86	(c)	1.86	(c)	3.34	284
Class C
03/31/2011	6.93	0.08	1.37	1.45	(0.44)	0.00	0.00	(0.44)	7.94	21.59	19,000	1.79		1.79		1.79		1.79		1.13	476	**
03/31/2010	4.75	0.20	3.47	3.67	(1.49)	0.00	0.00	(1.49)	6.93	79.47	9,275	1.84		1.84		1.79		1.79		3.09	609
03/31/2009	9.87	0.42	(5.02)	(4.60)	(0.46)	0.00	(0.06)	(0.52)	4.75	(47.61)	6,559	3.74		3.74		1.79		1.79		5.43	521
03/31/2008	11.73	0.45	(0.69)	(0.24)	(0.54)	(1.08)	0.00	(1.62)	9.87	(3.39)	17,702	3.43	(e)	3.43	(e)	1.82	(e)	1.82	(e)	3.89	411
03/31/2007	11.60	0.39	0.86	1.25	(0.37)	(0.75)	0.00	(1.12)	11.73	10.93	24,131	1.86	(c)	1.86	(c)	1.86	(c)	1.86	(c)	3.33	284

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.05% to 0.30%.
(c)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.05% to 0.44%.
(d)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.25%.
(e)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.39%.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO StocksPLUS® TR Short Strategy Fund
Class A
03/31/2011	$4.53	$0.06	$(0.53)	$(0.47)	$(0.05)	$0.00	$(0.05)	$4.01	(10.49)%	$177,651	1.06	%(c)	1.06	%(c)	1.06	%(c)	1.06	%(c)	1.34%		483	%**
03/31/2010	6.73	0.08	(1.80)	(1.72)	(0.12)	(0.36)	(0.48)	4.53	(26.10)	155,362	1.09		1.09		1.09		1.09		1.56		406
03/31/2009	9.39	0.35	2.92	3.27	(0.27)	(5.66)	(5.93)	6.73	45.90	44,892	2.09		2.09		1.09		1.09		4.08		515
03/31/2008	8.37	0.34	1.08	1.42	(0.40)	0.00	(0.40)	9.39	17.79	39,964	1.61	(b)	1.61	(b)	1.11	(b)	1.11	(b)	3.75		220
07/31/2006 - 03/31/2007	9.15	0.24	(0.66)	(0.42)	(0.36)	0.00	(0.36)	8.37	(4.51)	647	1.14	*	1.14	*	1.14	*	1.14	*	4.31	*	413
Class C
03/31/2011	4.46	0.03	(0.53)	(0.50)	(0.03)	0.00	(0.03)	3.93	(11.30)	26,572	1.81	(c)	1.81	(c)	1.81	(c)	1.81	(c)	0.58		483	**
03/31/2010	6.65	0.05	(1.79)	(1.74)	(0.09)	(0.36)	(0.45)	4.46	(26.63)	23,040	1.84		1.84		1.84		1.84		0.89		406
03/31/2009	9.36	0.27	2.91	3.18	(0.23)	(5.66)	(5.89)	6.65	44.87	10,698	2.97		2.97		1.84		1.84		3.33		515
03/31/2008	8.36	0.29	1.06	1.35	(0.35)	0.00	(0.35)	9.36	16.84	2,888	2.49	(b)	2.49	(b)	1.86	(b)	1.86	(b)	3.30		220
07/31/2006 - 03/31/2007	9.15	0.20	(0.67)	(0.47)	(0.32)	0.00	(0.32)	8.36	(5.09)	97	1.89	*	1.89	*	1.89	*	1.89	*	3.60	*	413
PIMCO Tax Managed Real Return Fund
Class A
03/31/2011	$10.21	$0.16	$0.21	$0.37	$(0.15)	$(0.05)	$(0.20)	$10.38	3.59%	$2,451	0.85%		0.85%		0.85%		0.85%		1.53%		350	%**
10/30/2009 - 3/31/2010	10.00	0.05	0.21	0.26	(0.05)	0.00	(0.05)	10.21	2.57	333	0.85	*	3.06	*	0.85	*	3.06	*	1.13	*	447
Class C
03/31/2011	10.21	0.10	0.22	0.32	(0.10)	(0.05)	(0.15)	10.38	3.08	605	1.35		1.35		1.35		1.35		0.94		350	**
10/30/2009 - 3/31/2010	10.00	0.03	0.21	0.24	(0.03)	0.00	(0.03)	10.21	2.36	259	1.35	*	2.59	*	1.35	*	2.59	*	0.63	*	447

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.44%.
(c)	Effective October 1, 2010, the Fund's advisory fee was reduced by 0.05% to 0.39%.

Appendix A
Description of Securities Ratings

A Fund's investments may range in quality from securities rated in the lowest category in which a Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's, BBB by S&P or Fitch and comparable securities. They are considered predominately speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation;
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assign-ed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.
  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor.Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).
  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.
  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.
  A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This qualifier is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. unsolicited:

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

pr: The letters 'pr' indicated that the rating was provisional. A provisional rating assumed the successful completion of the project financed by the debt being rated and indicated that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A 'q' subscript indicated that the rating was based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
 AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most indivi-
dual obligations of corporate issuers with IDRs in the 'B' rat-
ing category and below, and for most distressed or defaulted structured finance obligations rated "CCC" or below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

Boston Financial Data Services, Inc., P.O. Box 55060, Boston, MA 02205-5060

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Website at www.pimco.com/investments.

PIMCO FUNDS 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimco.com/investments for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-05028	PF0001R_081911